UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

DAVID C. MAHAFFEY, ESQ.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 through June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Baillie Gifford International Stock Portfolio returned 4.19%, 4.10%, and 4.06%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 2.77% over the same period.

Baillie Gifford Overseas Limited became subadviser to the Portfolio on February 1, 2012. Prior to February 1, 2012, the Portfolio was managed by Artio Global Management LLC. The following section was drafted by Baillie Gifford Overseas Limited and refers to the period when they served as the Portfolio subadviser (February 1, 2012 to June 30, 2012).

MARKET ENVIRONMENT/CONDITIONS

The first three months of 2012 got off to a healthy start, and after the doom and gloom of much of 2011, investors seemed more sanguine about the outlook for the global economy. The aura of panic which had prevailed, appeared to dissipate at the start of the new year. There was a new willingness to acknowledge good news (economic recovery in the U.S. and European Central Bank (ECB) support for banks) and put the ‘bad news’ (a potential Greek default and some signs of slowdown in China) in perspective.

The ECB’s new and improved Long Term Refinancing Operation (LTRO) was the key development in the last six months. This was designed to prevent another seizing up of credit markets, a Lehman-esque disaster that was becoming more likely over the winter as confidence in Europe’s globally connected banks eroded at an alarming rate. The LTRO has allowed the region’s banks to borrow an unlimited amount, for three years, secured against collateral determined by their own local central bank. Complemented by the injection of dollar liquidity by the Federal Reserve, the LTRO achieves two important goals: it breaks the downward spiral of banking collapse, recession and sovereign debt crisis; and it sends the signal that European policymakers and politicians will, after a delay that was excruciating for financial markets, do enough to preserve the euro area. Given the depressing influence that the Eurozone crisis was exerting on business and investor confidence all around the world, this seemed highly significant.

Despite encouraging developments such as these, and the stock market’s healthy start to 2012, the same challenges for the global economy continue. There is still too much debt in the world and deleveraging will take time. So as we moved into the second quarter, we saw the unwelcome return of the fear and risk-aversion that have repeatedly come to the fore since the onset of the global financial crisis. Developments in the Eurozone, a moderation of growth in the U.S., and signs of a slowdown in China coincided to renew investors’ worry about synchronized economic weakness. In this cautious environment, the prices of equities in areas ranging from Spanish banks to American retailers to Chinese consumer companies fell in unison.

On the other side of this risk-off trade, government bond prices in the few countries that are perceived to be strong rallied yet further, benefitting from what the International Monetary Fund has indentified as the increasing scarcity of ‘safe’ assets, to the extent that Germany issued at par its first ever two-year bond offering zero coupon and, most probably, a negative real return. Consequently, fortunate governments in the U.K., U.S., and Japan have the luxury of time to defer their own fiscal problems. In contrast, the revelation of further large losses in the Spanish savings bank system was the catalyst for the market to push Spain’s bond yield above 7% again. Bankia’s request for €23 billion of state aid should have been unsurprising given the extent of Spain’s housing boom and bust, and the savings bank system’s involvement in it. The recognition of these losses may represent an important step in the cleansing of the system, as non-performing loans at period end were approaching the 25% level that previous crises suggest is a plausible ceiling.

The questioning of Spain’s fiscal sustainability was more intense this time around because open and official consideration was for the first time being given to a country’s exit from the euro, if Greece’s citizens voted against continued compliance with the austere terms of their bailout. Ultimately, they narrowly voted against the Syriza party, and in favor of a somewhat precarious pro-bailout coalition.

At period end, our central view remained that Germany is prepared to sanction and finance greater European integration when it can be confident that the recipients of its help will play by the rules. It does seem that the German emphasis on austerity as the primary solution to excessive indebtedness may be weakening, partly in response to the election of a pro-European but anti-austerity President in France, and partly in recognition that some growth will be necessary to escape a deflationary debt trap. For instance, the notoriously hawkish Bundesbank is now prepared to assist the European rebalancing process by tolerating higher German inflation, thus giving up some of its competitiveness over its neighbours, and hopefully, boosting domestic consumption through higher wage growth.

The sharp fall in metals and oil prices in recent months can be attributed primarily to a slowdown in China, where economic growth has dipped slightly below 8% due to a combination of weaker external demand and the effect of previous policy tightening on the property market. This short-term dip has roiled the market, but we believe that in the longer term China is successfully managing the transition between its infrastructure-heavy growth model of the past decade, and the more consumption- and innovation-led model to which its leaders aspire. We continue to believe this transition is positive for the long-term development of the country, and for investments that enjoy a competitive advantage when doing business in China.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Over the five-month period since we began managing the Portfolio, it has outperformed the MSCI All Country World ex-U.S. Index, although returns have been disappointing in absolute terms.

As one would expect given our bottom-up approach, stock selection has been beneficial to the Portfolio’s relative performance over the period. Stock selection in Continental Europe has been most helpful. Stock selection in Emerging Markets has also been helpful to relative performance.

MSF-1

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

The top stock contributors to performance included two French listed companies: Essilor International, the ophthalmic lens producer, and CFAO the pharmaceutical and auto distribution business based in Africa. CFAO is a good example of why we place limited reliance on a company’s place of listing as a guide to its source of revenues. While listed in France, CFAO is an almost wholly African business with what we believe to be a unique set of assets. CFAO’s share price continued to make steady upward progress (even throughout a challenging second quarter), in direct contrast to most equity markets.

Stock selection in Financials has been helpful to the Portfolio’s performance. Svenska Handelsbanken, the Swedish retail bank, has been one of the strongest contributors to the Portfolio’s performance over the last five months. Svenska Handelsbanken is the Portfolio’s sole European banking holding. The Portfolio is underweight in Financials, particularly in commercial banks, and that has consistently been the case in Baillie Gifford’s strategy for a number of years now, including before the financial crisis began. The attraction of Svenska is that it is a traditional and well capitalized bank with a de-centralized structure which we find very appealing.

Stock selection in the Consumer Staples and Consumer Discretionary sectors has also been helpful over the last five months. The Portfolio is overweight in Consumer Staples, as we have found some very interesting companies (mainly in Emerging Markets) that we believe have really exciting growth prospects with exposure to the emerging consumer, including Want Want (China), a snack producer and distributor, and BIM (Turkey), a leading hard discount retailer. Both Want Want and BIM have been among the strongest contributors to the Portfolio’s performance. One of the other top contributors over the last five months has been the Consumer Discretionary holding, Inditex (Spain)—a fashion retailer. Unlike many of its supposed peers, Inditex has shown little correlation to macro pressures or raw material price inflation. The company’s global exposure, its multi-format, multi-channel strategy and the flexibility provided by its sourcing model are key ingredients in a successful recipe.

In terms of what hurt the Portfolio’s performance over the last five months, there are no real themes that come through, rather a mixture of underperforming companies across different regions and sectors. YPF (Argentina)—an oil and gas company, was the main detractor. After intense speculation, the Argentine authorities seized a 51% stake in YPF from Repsol (which owned 57% in total), with the pricing of the acquisition to be made by a body called the ‘Argentine Valuation Tribunal’. Whilst it was only the Repsol stake that was nationalized, we did not want to be a majority shareholder in a government controlled entity. As a result, we sold the Portfolio’s holding in YPF.

Internet stock, MercadoLibre (Brazil), has had a tough period over the last few months and was among the main detractors over the past five months. MercadoLibre’s second quarter constant currency revenue growth of 44% year on year was impressive, but contained a modest deceleration in the Brazilian business, which was offset by growth in other markets. The slowdown in Brazil, along with the weakness of the Brazilian real, have caused a number of analysts to revise down their forecasts.

Vale (Brazil) has also performed poorly in share price terms over the last five months, although it continues to enjoy access to among the most attractive sets of iron-ore assets globally. However, it has become apparent that depletion rates are higher than had originally been understood, with capital expenditures likely to remain far greater than we had expected, and production volumes lower. With the ultimate upside less than we had originally envisaged, we have reduced the Portfolio’s holding in order to fund ideas with greater long-term growth potential.

The bottom-up stock-picking nature of our approach to investment means that changes to the Portfolio’s positioning were driven by developments at the company level, rather than as a result of any top-down macro prediction that we’ve made, or any reaction to short term market noise.

Over the last five months a few new purchases for the Portfolio were made, as well as having sold out of some holdings completely.

New purchases have included ARM Holdings (U.K.). ARM designs microchips which are used in a range of applications, most notably mobile phones. The chip designs are licensed to semiconductor and technology hardware companies which include the designs in their products. We also purchased a new holding in Petrofac (U.K.). Petrofac is an oil and gas related specialist engineering firm based primarily in the Middle East. Unlike many other oil service companies, Petrofac invests capital into its projects and is prepared to bear a little more risk in order to obtain higher returns. Continental (Germany) was also purchased for the Portfolio during the first half of the year. Continental manufactures tires and automotive components. We believe the latter business will become increasingly valuable as the automotive industry increasingly focuses on fuel efficiency and other technologies. This plays into the hands of a consolidated group of companies that invest heavily in research & development and intellectual property.

Prudential Plc (U.K.) was also purchased as a new holding for the Portfolio during the last five months. Prudential offers a compelling growth opportunity with its established Asian life insurance operation that over any sensible period of time will tap into that region’s growing wealth, strong savings culture and lack of comprehensive state medical and social security benefits.

We sold the Portfolio’s holding in Sage (U.K.). Sage provides accountancy and other business-related software to small and medium sized enterprises. While Sage’s core software business has performed well through the recent economic downturn we have become increasingly concerned about the impact that the shift towards ‘cloud computing’ (software stored and maintained by a third party rather than by the user and accessed over the internet) might eventually have on its end markets. Disruptive technologies, such as ‘the cloud’, is something that we spend a lot of time thinking about, whether as a threat to any existing holdings (as in the case of Sage), or a possible opportunity.

MSF-2

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

We also sold the Portfolio’s holding in AP Moller Maersk (Denmark)—a conglomerate with a focus on shipping, and oil and gas production. The main attraction of AP Moller has been its ability over a very long time to earn attractive returns on capital by taking a counter-cyclical view to investment, helped, we think, by the involvement of the founding family. The appointment some years ago of external managers appears to have had some benefits in terms of benchmarking business against their peers and bringing more focus to divisional management. However, we suspect that it may ultimately hinder the group’s ability to take the very long-term perspective that has been its main strength historically.

X5 Retail (Russia) is the largest Russian food retailer with around 5% share of the total market. The industry has been growing rapidly as income levels in the country expand, and as the formal sector (i.e., modern supermarket formats) continues to take share from the informal sector (covered markets, stalls etc). After significant management changes over the last year and concern over capital allocation, especially acquisitions, we sold the holding in X5 Retail. At period end, we retained a position in Magnit OAO (Russia), the second biggest food retailer which is focused on organic growth.

The Portfolio maintained a high active share (low overlap with the benchmark), and turnover is low and consistent with a three to five year holding period. Furthermore, our stability—both of staff and process—ensures a consistency of approach to investment over the long term. The Portfolio comprises a diverse range of companies, where strong industry background, sustainable competitive advantage, good management and financial strength are key components to the investment case. We tend to avoid companies which cannot fund their own growth or are heavily dependent on leverage in their operations.

The output of our stock selection process has resulted in limited direct exposure to Europe. Most of the European holdings in the Portfolio have end markets that lie further East. Not only have we have tended to avoid Western Banks (even since before the financial crisis began in 2008), we have also avoided other businesses which depend on a revival by the indebted Western consumer. The Portfolio has limited its direct exposure to European Banks to Svenska Handelsbanken (Sweden), the traditional well capitalized Swedish bank. We have been structurally underweight Banks for some time and view the sector as fairly homogenous, however we will continue to look for opportunities in this area as and when they arise.

At period end, the Portfolio had a number of Financials holdings in the Emerging Markets and in Developed Asia. We have found some really interesting opportunities in these areas, where the Banks tend to have big deposit bases, and the ability to finance their own growth. Banking and credit tend to be very underpenetrated in these parts of the world, and there is huge scope for growth. There were also some stock exchange investments in the Portfolio: Hong Kong Exchanges & Clearing (Hong Kong), BM&F Bovespa (Brazil), and Deutsche Boerse (Germany). We find the business models of the exchanges attractive; their monopolistic nature and the very low capital costs.

At period end, the Portfolio was overweight in Consumer Staples. Our bottom up stock selection has led us to an interesting mix of Consumer Staples companies, with a bias away from the Western consumer, and towards the new emerging consumer giving the Portfolio exposure to increasing discretionary spending in the Emerging Markets. For example, the Portfolio has a holding in Want Want. Want Want produces and distributes snacks across the Greater China region. There is also a holding in PriceSmart (U.S.) which is a Costco-like, members only retail warehouse club operator with its sales split 2/3 Central America (Panama, Guatemala, Columbia), and 1/3 Caribbean. High inventory turns, membership fees and low operating costs allow clubs to be profitable at much lower gross margins than traditional retailers.

Throughout the period under review, the Portfolio had no exposure to Utilities or Telecoms where we believed the growth and return characteristics were relatively dull.

At period end, the Portfolio was dominated by well-financed businesses, whose growth prospects depend largely on demand from the robust half of the global economy. The Portfolio comprised a diverse range of companies, but on the whole the attributes of a strong industry background, durable competitive advantage, good management and a decent balance sheet are important aspects of all of the Portfolio holdings.

Gerald Smith

Angus Franklin

Jonathan Bates

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	4.19	-18.16	-9.45	1.86
Class B	4.10	-18.42	-9.69	1.61
Class E	4.06	-18.36	-9.59	1.70
MSCI All Country World ex-U.S. Index	2.77	-14.57	-4.62	6.74

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Nestle S.A.	3.0
Atlas Copco AB (Series B)	2.7
Samsung Electronics Co., Ltd.	2.6
Taiwan Semiconductor Manufacturing Co., Ltd.	2.6
Svenska Handelsbanken AB	2.5
British American Tobacco plc	2.3
Naspers, Ltd.	2.3
Rio Tinto plc	2.0
Tullow Oil plc	1.9
Kone Oyj	1.8

Top Countries

% of Net Assets
United Kingdom	18.5
Japan	8.8
China	5.5
Sweden	5.2
Taiwan	4.7
France	4.2
Australia	4.2
Canada	3.9
Hong Kong	3.4
South Korea	3.4

MSF-4

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.85%	$1,000.00	$1,041.90	$4.32
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.27

Class B(a)	Actual	1.10%	$1,000.00	$1,041.00	$5.58
	Hypothetical*	1.10%	$1,000.00	$1,019.32	$5.52

Class E(a)	Actual	1.00%	$1,000.00	$1,040.60	$5.07
	Hypothetical*	1.00%	$1,000.00	$1,019.83	$5.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-5

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—97.0% of Net Assets

Security Description	Shares	Value*

Argentina—1.3%
MercadoLibre, Inc. (a)	241,000	$18,267,800

Australia—4.2%
Brambles, Ltd. (a)	2,211,158	14,024,654
Cochlear, Ltd. (a)	221,733	15,017,082
James Hardie Industries NV	1,780,375	14,582,662
Woolworths, Ltd.	490,900	13,501,935

		57,126,333

Belgium—0.7%
Groupe Bruxelles Lambert S.A.	140,169	9,525,856

Brazil—3.2%
BM&FBovespa S.A.	1,754,000	8,951,207
Itau Unibanco Holding S.A. (ADR)	605,700	8,431,344
Petroleo Brasileiro S.A. (ADR)	566,300	10,629,451
Vale S.A. (ADR) (a)	801,800	15,643,118

		43,655,120

Canada—3.9%
Cenovus Energy, Inc. (a)	266,600	8,476,419
Eldorado Gold Corp.	999,134	12,306,395
Fairfax Financial Holdings, Ltd. (a)	58,930	23,334,682
Ritchie Bros. Auctioneers, Inc. (USD) (a)	405,200	8,610,500

		52,727,996

China—5.5%
Baidu, Inc. (ADR) (a) (b)	170,000	19,546,600
China Shenhua Energy Co., Ltd.	5,033,500	17,751,015
Kunlun Energy Co., Ltd. (a)	12,480,000	20,064,128
Want Want China Holdings, Ltd. (a)	14,042,000	17,408,110

		74,769,853

Denmark—2.1%
DSV A/S	721,312	14,312,426
Novozymes A/S	545,000	14,126,302

		28,438,728

Finland—2.5%
Kone Oyj	411,000	24,888,247
Sampo Oyj	369,868	9,614,581

		34,502,828

France—4.2%
CFAO S.A. (a)	232,959	11,039,187
Cie Generale d’Optique Essilor International S.A.	238,400	22,145,934
Edenred S.A. (a)	480,600	13,637,363
Lafarge S.A. (a)	234,379	10,489,689

		57,312,173

Germany—2.1%
Aixtron SE (a)	396,400	5,673,623
Continental AG	89,204	7,435,974

Germany—(Continued)
Deutsche Boerse AG	284,300	$15,344,302

		28,453,899

Hong Kong—3.4%
Cheung Kong Holdings, Ltd.	853,000	10,540,772
Hang Seng Bank, Ltd. (a)	1,063,800	14,523,980
Hong Kong Exchanges & Clearing, Ltd. (a)	1,458,200	20,898,817

		45,963,569

India—0.7%
Infrastructure Development Finance Co., Ltd.	3,663,458	9,013,214

Ireland—2.0%
CRH plc	590,500	11,458,972
Ryanair Holdings plc (ADR) (b)	507,400	15,424,960

		26,883,932

Japan—8.8%
Canon, Inc. (a)	335,267	13,425,017
Fast Retailing Co., Ltd.	84,900	17,043,451
Inpex Corp.	1,976	11,078,092
Mitsui & Co., Ltd.	765,500	11,357,524
Olympus Corp. (a)	578,200	9,377,679
Rakuten, Inc. (a)	1,956,700	20,263,223
Shimano, Inc. (a)	169,200	11,067,349
SMC Corp.	91,800	15,888,282
Trend Micro, Inc. (a)	313,400	9,252,807

		118,753,424

Netherlands—2.9%
Heineken Holding NV	396,300	17,737,611
Unilever NV	640,399	21,434,410

		39,172,021

Norway—1.5%
Aker Solutions ASA (a)	805,000	11,461,943
Seadrill, Ltd. (a)	256,537	9,158,389

		20,620,332

Peru—1.5%
Credicorp, Ltd. (USD)	159,100	20,029,099

Portugal—0.4%
Galp Energia, SGPS, S.A.	438,313	5,559,300

Russia—1.7%
Magnit OAO (GDR)	483,775	14,587,473
Sberbank (ADR) (b)	230,300	2,491,846
Sberbank (London Listed)(ADR) (b)	544,364	5,921,287

		23,000,606

Singapore—3.1%
DBS Group Holdings, Ltd.	1,599,000	17,649,746
United Overseas Bank, Ltd.	1,602,000	23,806,622

		41,456,368

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

South Africa—3.0%
Massmart Holdings, Ltd.	474,792	$9,831,094
Naspers, Ltd.	590,800	31,593,842

		41,424,936

South Korea—3.4%
Hyundai Mobis	42,992	10,407,300
Samsung Electronics Co., Ltd.	33,440	35,453,854

		45,861,154

Spain—1.5%
Inditex S.A.	194,817	20,149,855

Sweden—5.2%
Atlas Copco AB (Series B)	1,917,172	36,655,949
Svenska Handelsbanken AB	1,024,000	33,755,379

		70,411,328

Switzerland—3.0%
Nestle S.A.	677,500	40,413,835

Taiwan—4.7%
Hon Hai Precision Industry Co., Ltd.	4,371,000	13,180,100
MediaTek, Inc.	1,618,000	14,994,465

Taiwan Semiconductor Manufacturing Co., Ltd.	12,887,000	35,273,451

		63,448,016

Turkey—1.5%
BIM Birlesik Magazalar AS	313,061	12,923,262
Turkiye Garanti Bankasi AS	1,792,600	7,067,403

		19,990,665

United Kingdom—18.5%
Amlin plc	2,579,700	14,319,285
Antofagasta plc	877,300	15,056,671
ARM Holdings plc	2,246,100	17,886,605
BG Group plc	764,100	15,639,470
BHP Billiton plc	480,600	13,724,228
British American Tobacco plc	621,100	31,612,949
Capita Group plc	1,505,700	15,482,668
Experian plc	1,358,300	19,187,588
Hargreaves Lansdown plc	788,200	6,570,200
Petrofac, Ltd.	378,100	8,265,873
Premier Farnell plc	2,399,384	6,535,006
Prudential plc	1,426,475	16,527,687
Rio Tinto plc	552,400	26,382,248
Tullow Oil plc	1,134,664	26,192,878
Wolseley plc (b)	467,400	17,463,167

		250,846,523

United States—0.5%
PriceSmart, Inc. (a)	105,900	7,149,309

Total Common Stock (Identified Cost $1,347,520,459)		1,314,928,072

Short Term Investments—15.0%
Security Description	Shares/Par Amount	Value*

United States—15.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $31,046,026 on 07/02/12, collateralized by $31,735,000 U.S.Treasury Bill due 06/27/13 with a value of $31,671,530.	$31,046,000	$31,046,000

State Street Navigator Securities Lending Prime Portfolio (c)	172,601,736	172,601,736

Total Short Term Investments (Identified Cost $203,647,736)		203,647,736

Total Investments112.0% (Identified Cost $1,551,168,195) (d)		1,518,575,808
Liabilities in excess of other assets		(163,262,548)

Net Assets—100.0%		$1,355,313,260

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $172,781,458 and the collateral received consisted of cash in the amount of $172,601,736 and non-cash collateral with a value of $3,232,656. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,551,168,195. The aggregate unrealized appreciation and depreciation of investments was $41,013,033 and $(73,605,420), respectively, resulting in net unrealized depreciation of $(32,592,387) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(USD)—	United States Dollar

Ten Largest Industries as of June 30, 2012	% of Net Assets
Commercial Banks	10.0%
Oil, Gas & Consumable Fuels	8.5%
Semiconductors & Semiconductor Equipment	8.1%
Metals & Mining	6.1%
Food Products	5.8%
Machinery	5.7%
Insurance	4.7%
Diversified Financial Services	4.7%
Food & Staples Retailing	4.3%
Health Care Equipment & Supplies	3.4%

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$18,267,800	$—	$—	$18,267,800
Australia	—	57,126,333	—	57,126,333
Belgium	—	9,525,856	—	9,525,856
Brazil	43,655,120	—	—	43,655,120
Canada	52,727,996	—	—	52,727,996
China	19,546,600	55,223,253	—	74,769,853
Denmark	—	28,438,728	—	28,438,728
Finland	—	34,502,828	—	34,502,828
France	—	57,312,173	—	57,312,173
Germany	—	28,453,899	—	28,453,899
Hong Kong	—	45,963,569	—	45,963,569
India	—	9,013,214	—	9,013,214
Ireland	15,424,960	11,458,972	—	26,883,932
Japan	—	118,753,424	—	118,753,424
Netherlands	—	39,172,021	—	39,172,021
Norway	—	20,620,332	—	20,620,332
Peru	20,029,099	—	—	20,029,099
Portugal	—	5,559,300	—	5,559,300
Russia	2,491,846	20,508,760	—	23,000,606
Singapore	—	41,456,368	—	41,456,368
South Africa	—	41,424,936	—	41,424,936
South Korea	—	45,861,154	—	45,861,154
Spain	—	20,149,855	—	20,149,855
Sweden	—	70,411,328	—	70,411,328
Switzerland	—	40,413,835	—	40,413,835
Taiwan	—	63,448,016	—	63,448,016
Turkey	—	19,990,665	—	19,990,665
United Kingdom	—	250,846,523	—	250,846,523
United States	7,149,309	—	—	7,149,309
Total Common Stock	179,292,730	1,135,635,342	—	1,314,928,072
Short Term Investments
United States	172,601,736	31,046,000	—	203,647,736
Total Investments	$351,894,466	$1,166,681,342	$—	$1,518,575,808

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,518,575,808
Cash		4,314
Cash denominated in foreign currencies (c)		6,768,923
Receivable for:
Securities sold		30,963
Fund shares sold		793,583
Interest and dividends		3,030,699
Foreign taxes		323,443

Total Assets		1,529,527,733
Liabilities
Payable for:
Fund shares redeemed	$198,239
Foreign taxes	290,094
Collateral for securities loaned	172,601,736
Accrued expenses:
Management fees	752,609
Distribution and service fees	20,916
Deferred trustees’ fees	29,850
Other expenses	321,029

Total Liabilities		174,214,473

Net Assets		$1,355,313,260

Net assets consists of:
Paid in surplus		$1,833,723,087
Undistributed net investment income		11,832,707
Accumulated net realized losses		(457,521,594)
Unrealized depreciation on investments and foreign currency transactions		(32,720,940)

Net Assets		$1,355,313,260

Net Assets
Class A		$1,238,408,841
Class B		91,390,279
Class E		25,514,140
Capital Shares Outstanding (d)
Class A		153,045,904
Class B		11,444,643
Class E		3,183,139
Net Asset Value, Offering and Redemption Price Per Share
Class A		$8.09
Class B		7.99
Class E		8.02

(a)	Identified cost of investments was $1,551,168,195.
(b)	Includes securities on loan with a value of $172,781,458.
(c)	Identified cost of cash denominated in foreign currencies was $6,684,642.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$17,046,889
Interest (b)		722,097

		17,768,986
Expenses
Management fees	$4,072,212
Distribution and service fees—Class B	116,862
Distribution and service fees—Class E	20,025
Trustees’ fees and expenses	24,776
Custodian and accounting	411,290
Audit and tax services	21,308
Legal	5,756
Shareholder reporting	74,699
Insurance	5,531
Miscellaneous	24,136

Total expenses	4,776,595
Less broker commission recapture	(1,060)
Less management fee waivers	(454,292)	4,321,243

Net Investment Income		13,447,743

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(34,811,911)
Futures contracts	823,944
Foreign currency transactions	(239,491)	(34,227,458)

Net change in unrealized appreciation
(depreciation) on:
Investments (c)	19,395,120
Foreign currency transactions	(121,686)	19,273,434

Net realized and unrealized loss		(14,954,024)

Net Decrease in Net Assets From Operations		$(1,506,281)

(a)	Net of foreign taxes of $1,478,099.
(b)	Includes net income on securities loaned of $716,514.
(c)	Includes change in foreign capital gains tax of $(144,109).

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,447,743	$10,032,134
Net realized gain (loss)	(34,227,458)	82,892,371
Net change in unrealized appreciation (depreciation)	19,273,434	(230,498,073)

Decrease in net assets from operations	(1,506,281)	(137,573,568)

From Distributions to Shareholders
Net investment income
Class A	(9,552,157)	(20,085,505)
Class B	(1,051,687)	(1,614,037)
Class E	(327,600)	(534,612)

Total distributions	(10,931,444)	(22,234,154)

Increase (decrease) in net assets from capital share transactions	629,354,261	(434,467,015)

Total increase (decrease) in net assets	616,916,536	(594,274,737)

Net Assets
Beginning of the period	738,396,724	1,332,671,461

End of the period	$1,355,313,260	$738,396,724

Undistributed Net Investment Income
End of the period	$11,832,707	$9,316,408

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	74,064,748	$633,220,060	19,204,408	$173,445,357
Reinvestments	1,118,520	9,552,157	1,951,944	20,085,505
Redemptions	(1,435,666)	(12,131,036)	(60,437,176)	(623,916,108)

Net increase (decrease)	73,747,602	$630,641,181	(39,280,824)	$(430,385,246)

Class B
Sales	683,108	$5,520,296	1,610,726	$14,292,601
Reinvestments	124,755	1,051,687	158,862	1,614,037
Redemptions	(909,615)	(7,553,378)	(1,652,374)	(15,474,875)

Net increase (decrease)	(101,752)	$(981,395)	117,214	$431,763

Class E
Sales	271,270	$2,202,671	357,740	$3,152,429
Reinvestments	38,724	327,600	52,413	534,612
Redemptions	(340,358)	(2,835,796)	(886,912)	(8,200,573)

Net decrease	(30,364)	$(305,525)	(476,759)	$(4,513,532)

Increase (decrease) derived from capital share transactions		$629,354,261		$(434,467,015)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.87		$9.98	$9.45	$7.80	$16.04	$15.49

Income (Loss) From Investment Operations
Net investment income (a)	0.11		0.10	0.10	0.14	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.23		(2.04)	0.57	1.57	(6.51)	1.38

Total from investment operations	0.34		(1.94)	0.67	1.71	(6.29)	1.58

Less Distributions
Distributions from net investment income	(0.12)		(0.17)	(0.14)	(0.06)	(0.40)	(0.17)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.55)	(0.86)

Total distributions	(0.12)		(0.17)	(0.14)	(0.06)	(1.95)	(1.03)

Net Asset Value, End of Period	$8.09		$7.87	$9.98	$9.45	$7.80	$16.04

Total Return (%) (e)	4.19	(b)	(19.87)	7.21	22.17	(44.13)	10.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(c)	0.95	0.94	0.96	0.95	0.96
Net ratio of expenses to average net assets (%) (d)	0.85	(c)	0.90	0.91	0.93	0.92	N/A
Ratio of net investment income to average net assets (%)	2.77	(c)	1.06	1.10	1.74	1.96	1.22
Portfolio turnover rate (%)	134	(c)	96	140	147	195	100
Net assets, end of period (in millions)	$1,238.41		$623.85	$1,183.70	$975.12	$736.56	$732.64

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.75		$9.84	$9.33	$7.69	$15.83	$15.30

Income (Loss) From Investment Operations
Net investment income (a)	0.10		0.08	0.07	0.12	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.23		(2.03)	0.56	1.55	(6.40)	1.37

Total from investment operations	0.33		(1.95)	0.63	1.67	(6.23)	1.52

Less Distributions
Distributions from net investment income	(0.09)		(0.14)	(0.12)	(0.03)	(0.36)	(0.13)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.55)	(0.86)

Total distributions	(0.09)		(0.14)	(0.12)	(0.03)	(1.91)	(0.99)

Net Asset Value, End of Period	$7.99		$7.75	$9.84	$9.33	$7.69	$15.83

Total Return (%) (e)	4.10	(b)	(20.13)	6.86	21.89	(44.24)	10.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	(c)	1.20	1.19	1.21	1.20	1.21
Net ratio of expenses to average net assets (%) (d)	1.10	(c)	1.15	1.16	1.18	1.17	N/A
Ratio of net investment income to average net assets (%)	2.36	(c)	0.87	0.86	1.47	1.52	0.96
Portfolio turnover rate (%)	134	(c)	96	140	147	195	100
Net assets, end of period (in millions)	$91.39		$89.53	$112.50	$106.40	$79.53	$119.07

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.79		$9.88	$9.36	$7.72	$15.89	$15.35

Income (Loss) From Investment Operations
Net investment income (a)	0.10		0.09	0.09	0.13	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.23		(2.03)	0.56	1.55	(6.43)	1.37

Total from investment operations	0.33		(1.94)	0.65	1.68	(6.24)	1.55

Less Distributions
Distributions from net investment income	(0.10)		(0.15)	(0.13)	(0.04)	(0.38)	(0.15)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.55)	(0.86)

Total distributions	(0.10)		(0.15)	(0.13)	(0.04)	(1.93)	(1.01)

Net Asset Value, End of Period	$8.02		$7.79	$9.88	$9.36	$7.72	$15.89

Total Return (%) (e)	4.06	(b)	(19.98)	7.04	21.96	(44.20)	10.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(c)	1.10	1.09	1.11	1.10	1.11
Net ratio of expenses to average net assets (%) (d)	1.00	(c)	1.05	1.06	1.08	1.07	N/A
Ratio of net investment income to average net assets (%)	2.45	(c)	0.97	0.99	1.59	1.64	1.10
Portfolio turnover rate (%)	134	(c)	96	140	147	195	100
Net assets, end of period (in millions)	$25.51		$25.02	$36.47	$40.76	$37.30	$70.91

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MSF-14

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-15

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$4,072,212	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Baillie Gifford Overseas Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Baillie Gifford replaced Artio Global Management LLC as the subadvisor to the Portfolio on February 1, 2012.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period February 1, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next $400 million
0.150%	Of the next $100 million
0.100%	On amounts in excess of $1 billion

A similar expense agreement was in place for the period January 1, 2011 to January 31, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-16

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,325,706,782	$0	$681,560,365

During the six months ended June 30, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $46,595,070.

Effective February 1, 2012, the Board approved a change of subadviser for the Artio International Stock Portfolio from Artio Global Management LLC to Baillie Gifford Overseas Limited. During the month of January, the Portfolio transitioned its holdings resulting in purchase transactions of $671,440,782 and sale transactions of $624,067,667.

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-17

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Disclosures About Derivative Instruments and Hedging Activities - At June 30, 2012, the Portfolio had no open derivative positions.

Transactions in derivative instruments during the six months ended June 30, 2012 were as follows:

Location	Foreign Exchange	Equity	Total
Statement of Operations—Net Realized Gain
Futures Contracts	$—	$823,944	$823,944
Foreign Currency Transactions	613,003	—	613,003

Total	$613,003	$823,944	$1,436,947

Statement of Operations—Net Change in Unrealized Appreciation
Foreign Currency Transactions	$(46,722)	$—	$(46,722)

Derivative Description	Average Notional or Face Amount
Futures Contracts Long	$		*
Forward Foreign Currency Exchange Transactions		*	*

*	During the period April 26 through May 2, 2012, the Portfolio bought and sold $513,445,863 in equity index futures contracts.
**	The Portfolio closed-out all open forward foreign currency positions during January 2012.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$22,234,154	$17,378,700	$—	$—	$—	$—	$22,234,154	$17,378,700

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$10,751,631	$—	$(62,605,177)	$(414,093,824)	$—	$(465,947,370)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-18

Metropolitan Series Fund

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$169,332,274	$244,761,550	$414,093,824

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-21

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-22

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, E, and G shares of the Barclays Capital Aggregate Bond Index Portfolio returned 2.20%, 2.17%, 2.15%, and 2.12%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 2.37% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Financial markets endured significant volatility during the first half of 2012, as the persistent European economic crisis dominated headlines.

The Federal Reserve (the “Fed”) met twice during the period and held the target range for the Federal Funds Rate at 0 to 0.25%, a range set in December 2008. The Fed observed that the economy was expanding moderately with employment growth slowing and household spending rising at a slower pace than was observed earlier in the year. The Fed declared a continuance of the program for extending the average maturity of its security holdings and pledged to reinvest principal payments from its retained agency debt and Agency Mortgage-Backed Securities (MBS) into Agency MBS and to roll over maturing Treasury securities. The Fed also stated it was prepared to take further action to promote economic recovery and improve labor markets.

By June 30, 2012, the yield curve flattened. The 2-year U.S. Treasury finished at 0.30% (up from 0.24% on December 31, 2011), and the 30-year U.S. Treasury finished at 2.75% (down from 2.90% on December 31, 2011).

The price of crude oil fluctuated significantly during the six-month period, finishing at approximately $85 per barrel, after posting a high of approximately $110 per barrel and a low of approximately $78 per barrel. The price volatility stemmed from concerns that the deepening European financial crisis would dislocate the global economy and reduce overall demand.

The Corporate sector was the strongest performing Index sector for the period on a total return basis. Total returns for the Index sectors were: 4.66% for Corporate, 4.35% for Commercial Mortgage-Backed Securities (CMBS), 2.66% for Government-related, 2.17% for Asset-Backed Securities (ABS), 1.66% for MBS, and 1.51% for Treasury.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio is managed utilizing a Stratified Sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impacted tracking error during the period included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Tresa Lau

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Capital Aggregate Bond Index Portfolio
Class A	2.20	7.29	6.60	5.42	—
Class B	2.17	7.06	6.34	5.15	—
Class E	2.15	7.17	6.45	5.25	—
Class G	2.12	7.03	—	—	6.13
Barclays U.S. Aggregate Bond Index	2.37	7.47	6.79	5.63	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98,1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
U.S. Treasury Notes	26.5
Fannie Mae 30 Yr. Pool	10.8
U.S. Treasury Bonds	9.0
Freddie Mac 30 Yr. Gold Pool	6.8
Ginnie Mae I 30 Yr. Pool	5.5
Federal National Mortgage Association	2.4
Fannie Mae 15 Yr. Pool	2.0
Federal Home Loan Mortgage Corp.	1.8
Ginnie Mae II 30 Yr. Pool	1.7
Freddie Mac 15 Yr. Gold Pool	1.5

Top Sectors

% of Net Assets
U.S. Treasuries	35.5
Agency Sponsored Mortgage-Backed	30.6
Corporate	22.3
Federal Agencies	5.6
Commercial Mortgage-Backed	2.1
Foreign Government	1.7
Cash & Equivalents	1.3
Municipal	0.7
Asset-Backed	0.2

MSF-2

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Capital Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.28%	$1,000.00	$1,022.00	$1.41
	Hypothetical*	0.28%	$1,000.00	$1,023.45	$1.41

Class B(a)	Actual	0.53%	$1,000.00	$1,021.70	$2.66
	Hypothetical*	0.53%	$1,000.00	$1,022.19	$2.66

Class E(a)	Actual	0.43%	$1,000.00	$1,021.50	$2.16
	Hypothetical*	0.43%	$1,000.00	$1,022.70	$2.16

Class G(a)	Actual	0.58%	$1,000.00	$1,021.20	$2.91
	Hypothetical*	0.58%	$1,000.00	$1,021.94	$2.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—71.7% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—30.6%
Fannie Mae 15 Yr. Pool 3.000%, 03/01/27	$3,765,691	$3,948,535
3.500%, 02/01/26	5,881,654	6,220,883
3.500%, 03/01/26	2,558,234	2,705,782
4.000%, 04/01/19	589,284	628,443
4.000%, 05/01/19	1,050,740	1,120,564
4.000%, 01/01/20	844,162	901,503
4.000%, 06/01/24	1,844,633	1,960,269
4.000%, 08/01/25	2,945,066	3,131,384
4.500%, 07/01/18	1,299,571	1,392,146
4.500%, 05/01/19	391,424	419,329
4.500%, 08/01/24	2,053,199	2,201,624
4.500%, 06/01/25	3,192,555	3,431,457
5.000%, 06/01/18	328,213	353,787
5.000%, 01/01/19	698,945	755,191
5.000%, 02/01/20	757,054	817,965
5.000%, 01/01/22	958,187	1,033,539
5.000%, 02/01/24	2,717,614	2,931,134
5.500%, 11/01/17	233,000	252,818
5.500%, 02/01/18	134,045	145,849
5.500%, 04/01/18	943,748	1,026,856
6.000%, 09/01/13	64,718	68,910
6.000%, 10/01/13	39,524	42,084
6.000%, 03/01/14	11,073	11,790
6.000%, 06/01/14	2,730	2,907
6.000%, 07/01/14	9,926	10,570
6.000%, 09/01/14	5,414	5,764
6.000%, 09/01/17	346,369	376,153
6.500%, 01/01/13	912	922
6.500%, 04/01/13	78	80
6.500%, 06/01/13	5,831	5,954
6.500%, 07/01/13	63	64
6.500%, 06/01/14	3,475	3,619
6.500%, 04/01/17	1,040,267	1,129,724
7.000%, 02/01/14	677	678
7.500%, 08/01/15	6,288	6,673
Fannie Mae 20 Yr. Pool 3.500%, 04/01/32	3,820,479	4,040,048
4.000%, 02/01/31	2,510,233	2,699,786
4.500%, 08/01/30	1,932,307	2,081,380
5.000%, 02/01/24	708,041	776,186
5.000%, 09/01/25	692,111	754,621
5.500%, 07/01/23	444,048	488,174
5.500%, 01/01/24	259,700	285,507
5.500%, 07/01/24	778,470	855,015
7.000%, 10/01/21	36,215	41,300
Fannie Mae 30 Yr. Pool 3.500%, 12/01/40	4,759,979	5,005,015
3.500%, 04/01/42	5,345,954	5,638,167
3.500%, 05/01/42	6,714,843	7,063,445
4.000%, 08/01/39	3,284,482	3,494,154
4.000%, 09/01/39	3,154,230	3,355,587
4.000%, 06/01/40	3,756,032	3,998,789
4.000%, 09/01/40	2,924,563	3,113,582
4.000%, 12/01/40	11,964,332	12,737,602
4.000%, 01/01/41	4,854,970	5,171,462

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 12/01/41	$3,729,510	$3,972,635
4.000%, 02/01/42	3,670,997	3,937,286
4.500%, 08/01/33	719,901	772,005
4.500%, 10/01/33	1,090,251	1,169,160
4.500%, 04/01/34	801,496	859,501
4.500%, 01/01/39	1,823,508	1,952,395
4.500%, 07/01/39	4,750,102	5,091,089
4.500%, 09/01/39	8,869,065	9,505,733
4.500%, 10/01/39	2,963,163	3,175,874
4.500%, 05/01/40	3,675,545	3,944,468
4.500%, 10/01/40	4,850,768	5,205,677
4.500%, 12/01/40	4,508,733	4,838,616
4.500%, 04/01/41	6,062,341	6,517,966
4.500%, 05/01/41	3,098,307	3,331,165
5.000%, 07/01/33	751,125	814,225
5.000%, 08/01/33	1,417,067	1,536,111
5.000%, 09/01/33	943,417	1,022,671
5.000%, 10/01/33	5,037,673	5,460,873
5.000%, 03/01/34	1,038,154	1,125,367
5.000%, 04/01/34	2,429,838	2,633,120
5.000%, 05/01/34	540,636	585,706
5.000%, 09/01/34	1,020,412	1,105,478
5.000%, 02/01/35	1,250,118	1,354,334
5.000%, 04/01/35	869,420	940,047
5.000%, 05/01/35	296,285	320,354
5.000%, 11/01/35	956,126	1,033,796
5.000%, 03/01/36	3,089,622	3,340,606
5.000%, 07/01/37	2,906,629	3,138,382
5.000%, 01/01/39	3,176,521	3,429,481
5.000%, 04/01/40	5,461,141	5,947,384
5.500%, 07/01/25 (a)	670,648	734,057
5.500%, 10/01/32	225,865	247,944
5.500%, 02/01/33	564,415	619,390
5.500%, 03/01/33	1,340,329	1,470,881
5.500%, 05/01/33	2,988,806	3,279,924
5.500%, 08/01/33	2,193,153	2,406,773
5.500%, 10/01/33	270,495	296,842
5.500%, 12/01/33	2,430,750	2,667,512
5.500%, 02/01/34	1,232,937	1,351,567
5.500%, 03/01/34	603,640	661,721
5.500%, 04/01/34	339,713	372,400
5.500%, 06/01/34	807,626	885,333
5.500%, 09/01/34	909,402	996,902
5.500%, 12/01/34	2,369,819	2,597,835
5.500%, 01/01/35	724,521	794,232
5.500%, 02/01/35	1,523,477	1,670,062
5.500%, 04/01/35	932,589	1,020,893
5.500%, 06/01/35	3,086,945	3,379,241
5.500%, 01/01/37	2,086,240	2,270,401
5.500%, 05/01/37	875,658	952,955
5.500%, 05/01/38	1,129,067	1,228,624
5.500%, 06/01/38	1,111,526	1,209,536
5.500%, 07/01/38	1,416,929	1,541,868
6.000%, 08/01/28	4,777	5,305
6.000%, 11/01/28	3,098	3,440

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 12/01/28	$3,425	$3,803
6.000%, 06/01/31	80,594	89,529
6.000%, 09/01/32	344,228	382,365
6.000%, 01/01/33	129,226	143,543
6.000%, 02/01/33	260,510	289,508
6.000%, 03/01/33	209,345	232,647
6.000%, 04/01/33	533,842	593,265
6.000%, 05/01/33	764,320	849,399
6.000%, 05/01/34	1,301,829	1,445,661
6.000%, 09/01/34	693,014	769,581
6.000%, 11/01/34	1,429,874	1,587,853
6.000%, 01/01/35	545,251	602,283
6.000%, 07/01/36	633,296	694,862
6.000%, 09/01/36	1,036,275	1,137,016
6.000%, 07/01/37	1,346,274	1,477,117
6.000%, 08/01/37	1,642,644	1,802,291
6.000%, 09/01/37	3,599,504	3,949,336
6.000%, 10/01/37	1,765,747	1,937,358
6.000%, 12/01/38	1,642,431	1,801,540
6.500%, 05/01/28	145,446	166,888
6.500%, 12/01/28	606,014	695,357
6.500%, 03/01/29	13,081	15,008
6.500%, 04/01/29	65,879	75,585
6.500%, 05/01/29	11,805	13,544
6.500%, 08/01/29	2,294	2,632
6.500%, 05/01/30	62,019	71,157
6.500%, 09/01/31	16,734	19,133
6.500%, 02/01/32	8,380	9,765
6.500%, 06/01/32	89,119	101,895
6.500%, 09/01/33	26,957	30,847
6.500%, 10/01/33	297,281	340,182
6.500%, 10/01/34	842,338	963,899
6.500%, 10/01/37	851,188	956,235
7.000%, 06/01/26	1,250	1,484
7.000%, 06/01/28	35,510	41,337
7.000%, 10/01/29	23,756	27,661
7.000%, 12/01/29	4,282	4,986
7.000%, 01/01/32	139,405	162,316
7.000%, 04/01/32	47,774	55,513
7.000%, 06/01/32	154,592	179,634
7.000%, 10/01/37	707,740	807,459
7.500%, 09/01/25	10,205	12,147
7.500%, 06/01/26	12,419	14,875
7.500%, 09/01/27	1,154	1,330
7.500%, 08/01/28	446	455
7.500%, 07/01/29	27,390	33,054
7.500%, 10/01/29	9,291	10,709
8.000%, 10/01/26	524	566
8.000%, 11/01/29	429	530
8.000%, 05/01/30	34,409	39,202
8.000%, 11/01/30	8,320	9,479
8.000%, 01/01/31	10,049	11,449
8.000%, 02/01/31	14,220	16,201
Fannie Mae ARM Pool 2.797%, 02/01/42 (a)	4,706,964	4,920,219

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
3.140%, 10/01/41 (a)	$2,687,202	$2,810,012
3.484%, 05/01/41 (a)	3,959,019	4,178,576
5.103%, 11/01/36 (a)	533,729	569,762
Freddie Mac 15 Yr. Gold Pool 3.500%, 12/01/25	4,189,884	4,407,935
3.500%, 05/01/26	2,340,986	2,464,698
4.000%, 06/01/19	752,451	797,410
4.000%, 05/01/25	3,656,660	3,863,283
4.000%, 08/01/25	2,187,530	2,311,138
4.000%, 10/01/25	1,756,118	1,855,349
4.500%, 09/01/18	849,667	904,179
4.500%, 10/01/18	1,556,084	1,655,917
4.500%, 04/01/19	1,363,480	1,451,049
4.500%, 06/01/19	888,161	945,203
4.500%, 08/01/19	246,230	262,044
5.000%, 05/01/18	1,952,330	2,102,386
5.000%, 12/01/18	434,557	467,957
5.000%, 06/01/19	813,237	876,410
5.500%, 11/01/17	207,386	224,704
5.500%, 01/01/24	1,779,922	1,937,344
6.000%, 04/01/16	12,185	13,096
6.000%, 05/01/17	207,384	225,166
7.000%, 12/01/15	2,610	2,788
7.500%, 03/01/16	15,764	16,991
3.000%, 05/01/27	4,770,906	4,991,722
Freddie Mac 20 Yr. Gold Pool 4.000%, 01/01/31	2,551,862	2,744,472
4.000%, 08/01/31	2,555,603	2,748,495
4.500%, 05/01/29	1,234,260	1,317,457
5.000%, 03/01/27	617,276	650,871
Freddie Mac 30 Yr. Gold Pool 3.500%, 01/01/42	3,326,557	3,493,709
3.500%, 03/01/42	2,900,092	3,045,815
4.000%, 06/01/39	3,800,926	4,031,382
4.000%, 12/01/39	3,678,735	3,901,783
4.000%, 11/01/40	4,138,292	4,395,361
4.000%, 04/01/41	3,193,583	3,394,343
4.000%, 09/01/41	3,699,188	3,931,732
4.500%, 10/01/35	1,741,366	1,858,136
4.500%, 10/01/35 (a)	716,694	764,753
4.500%, 06/01/38	3,561,081	3,799,876
4.500%, 02/01/39	2,669,433	2,848,964
4.500%, 03/01/39	2,669,773	2,849,327
4.500%, 04/01/39	3,331,575	3,555,639
4.500%, 09/01/39	2,746,248	2,930,945
4.500%, 11/01/39	2,773,994	2,960,558
4.500%, 01/01/40	2,057,980	2,200,101
4.500%, 05/01/40	3,182,181	3,401,939
4.500%, 11/01/40	2,982,377	3,188,337
4.500%, 02/01/41	2,218,942	2,376,376
4.500%, 06/01/41	1,912,222	2,047,893
5.000%, 10/01/33	1,388,276	1,497,879
5.000%, 03/01/34	485,167	522,707
5.000%, 08/01/35	3,000,668	3,227,257
5.000%, 09/01/35	1,396,375	1,501,819

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 10/01/35	$1,167,236	$1,255,378
5.000%, 01/01/36	2,247,527	2,417,245
5.000%, 04/01/38	2,310,305	2,477,911
5.000%, 11/01/39	4,457,284	4,800,846
5.000%, 05/01/40	6,316,696	6,842,995
5.500%, 06/01/34	1,706,529	1,864,731
5.500%, 10/01/35	1,206,293	1,314,377
5.500%, 12/01/35	2,726,693	2,971,004
5.500%, 01/01/36	2,487,522	2,710,404
5.500%, 12/01/37	2,057,077	2,230,826
5.500%, 04/01/38	1,629,797	1,767,858
5.500%, 07/01/38	1,712,446	1,857,508
5.500%, 08/01/38	2,948,854	3,198,653
6.000%, 11/01/28	26,074	28,976
6.000%, 12/01/28	20,284	22,541
6.000%, 02/01/29	56,865	63,218
6.000%, 04/01/29	14,920	16,587
6.000%, 05/01/29	2,294	2,551
6.000%, 06/01/31	5,724	6,358
6.000%, 07/01/31	2,794	3,104
6.000%, 08/01/31	50,726	56,349
6.000%, 09/01/31	131,814	146,426
6.000%, 04/01/32	332,005	368,913
6.000%, 11/01/32	92,129	102,371
6.000%, 06/01/34	560,224	620,883
6.000%, 11/01/35	385,072	425,559
6.000%, 02/01/36	939,530	1,027,562
6.000%, 08/01/36	903,603	988,269
6.000%, 10/01/36	1,251,376	1,368,628
6.000%, 11/01/36	702,419	768,234
6.000%, 01/01/37	1,095,006	1,197,605
6.000%, 02/01/38	1,184,929	1,296,537
6.000%, 04/01/40	2,597,434	2,842,085
6.500%, 10/01/29	33,391	38,189
6.500%, 02/01/30	18,910	21,627
6.500%, 08/01/31	28,765	32,753
6.500%, 10/01/31	17,921	20,406
6.500%, 11/01/31	63,383	72,171
6.500%, 03/01/32	963,924	1,097,631
6.500%, 04/01/32	862,856	982,544
6.500%, 09/01/36	1,666,938	1,870,729
6.500%, 11/01/37	3,533,124	3,966,601
7.000%, 12/01/27	3,529	4,095
7.000%, 11/01/28	9,488	11,012
7.000%, 04/01/29	9,231	10,691
7.000%, 05/01/29	2,128	2,464
7.000%, 06/01/29	16,351	18,936
7.000%, 07/01/29	5,762	6,673
7.000%, 01/01/31	115,370	133,572
7.000%, 12/01/31	47,038	54,459
7.500%, 08/01/24	34,959	36,976
7.500%, 10/01/27	24,552	29,571
7.500%, 10/01/29	34,202	39,337
7.500%, 05/01/30	17,662	20,311
8.000%, 02/01/27	8,390	10,220

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
8.000%, 10/01/28	$14,519	$17,618
Freddie Mac ARM Non-Gold Pool 3.618%, 11/01/39 (a)	3,051,850	3,223,708
Ginnie Mae I 15 Yr. Pool 5.000%, 10/15/20	854,607	934,877
5.000%, 01/15/21	803,155	878,139
Ginnie Mae I 30 Yr. Pool 3.500%, 02/15/42	3,734,999	4,001,240
3.500%, 03/15/42	3,821,258	4,094,222
4.000%, 07/15/39	2,628,131	2,876,611
4.000%, 07/15/40	3,616,623	3,960,325
4.000%, 03/15/41	2,782,879	3,041,277
4.000%, 10/15/41	5,892,848	6,440,016
4.500%, 01/15/39	2,145,015	2,349,484
4.500%, 04/15/39	5,036,121	5,516,179
4.500%, 05/15/39	5,157,614	5,649,254
4.500%, 08/15/39	2,884,687	3,159,664
4.500%, 01/15/40	3,617,756	3,968,792
4.500%, 04/15/40	3,426,197	3,758,646
4.500%, 02/15/41	2,708,467	2,962,300
4.500%, 04/15/41	2,788,053	3,049,345
5.000%, 12/15/35	1,117,204	1,232,994
5.000%, 12/15/36	1,016,523	1,120,569
5.000%, 01/15/39	2,637,070	2,906,942
5.000%, 02/15/39	1,721,824	1,898,032
5.000%, 08/15/39	5,834,681	6,431,791
5.000%, 09/15/39	1,344,120	1,481,675
5.000%, 12/15/39	2,203,374	2,428,862
5.000%, 05/15/40	4,475,929	4,943,110
5.500%, 03/15/36	998,227	1,107,141
5.500%, 01/15/37	1,990,759	2,207,693
5.500%, 11/15/37	1,625,849	1,803,018
5.500%, 09/15/38	1,670,663	1,853,765
5.500%, 08/15/39	4,456,303	4,943,613
6.000%, 01/15/29	13,305	15,139
6.000%, 01/15/33	505,222	572,907
6.000%, 03/15/35	622,321	700,187
6.000%, 12/15/35	577,141	649,354
6.000%, 06/15/36	882,541	990,490
6.000%, 09/15/36	1,047,224	1,175,316
6.000%, 07/15/38	3,094,398	3,473,337
6.500%, 05/15/23	5,199	6,173
6.500%, 02/15/27	68,866	78,944
6.500%, 07/15/28	18,760	22,107
6.500%, 08/15/28	25,098	29,575
6.500%, 11/15/28	17,469	20,585
6.500%, 12/15/28	12,412	14,626
6.500%, 07/15/29	5,046	5,937
6.500%, 07/15/32	24,380	28,483
6.500%, 05/15/36	436,265	504,473
7.000%, 01/15/28	3,825	4,516
7.000%, 04/15/28	3,786	4,469
7.000%, 05/15/28	24,628	29,077
7.000%, 06/15/28	13,626	16,087
7.000%, 10/15/28	11,336	13,383

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
7.000%, 06/15/29	$2,320	$2,739
7.000%, 09/15/29	23,349	27,564
7.000%, 01/15/31	1,503	1,775
7.000%, 03/15/31	31,589	37,289
7.000%, 07/15/31	891,338	1,052,224
7.000%, 08/15/31	138,535	163,541
7.000%, 02/15/32	64,996	76,142
7.000%, 07/15/32	55,463	64,974
7.500%, 08/15/29	23,874	24,797
7.500%, 04/15/30	9,387	9,671
8.000%, 08/15/26	5,020	6,120
8.000%, 09/15/26	5,475	6,681
8.000%, 05/15/27	4,883	5,696
8.000%, 06/15/29	51,455	55,187
9.000%, 11/15/24	23,652	26,304
Ginnie Mae II 30 Yr. Pool 3.500%, 12/20/41	3,745,758	4,009,091
4.000%, 11/20/40	4,306,522	4,709,646
4.000%, 12/20/40	3,317,366	3,627,897
4.500%, 08/20/40	4,657,275	5,138,374
4.500%, 12/20/40	2,468,094	2,723,049
4.500%, 04/20/41	2,768,864	3,046,918
5.000%, 08/20/40	2,097,090	2,323,273
5.000%, 10/20/40	2,013,605	2,230,784
6.500%, 06/20/31	57,317	67,018
6.500%, 11/20/38	2,009,342	2,320,033
7.500%, 02/20/28	5,781	6,978

		553,399,940

Federal Agencies—5.6%
Federal Home Loan Bank 3.625%, 10/18/13	2,770,000	2,887,248
4.875%, 05/17/17 (b)	4,420,000	5,280,677
5.250%, 06/18/14 (b)	9,500,000	10,401,048
5.375%, 05/18/16 (b)	2,900,000	3,418,724
Federal Home Loan Mortgage Corp. 1.375%, 02/25/14	16,700,000	16,981,297
4.750%, 01/19/16	2,850,000	3,261,366
5.125%, 11/17/17 (b)	3,530,000	4,279,710
5.250%, 04/18/16 (b)	4,280,000	5,009,143
5.625%, 11/23/35 (b)	1,040,000	1,180,690
6.750%, 03/15/31	965,000	1,484,946
Federal National Mortgage Association 0.550%, 02/27/15	4,990,000	4,990,582
1.000%, 09/23/13	4,940,000	4,982,285
2.875%, 12/11/13 (b)	9,480,000	9,823,088
4.125%, 04/15/14 (b)	2,350,000	2,507,413
5.375%, 07/15/16 (b)	5,870,000	6,950,172
5.375%, 06/12/17	8,300,000	10,065,275
6.625%, 11/15/30	2,450,000	3,719,391
Tennessee Valley Authority 5.250%, 09/15/39	3,350,000	4,360,712

		101,583,767

U.S. Treasury—35.5%
U.S. Treasury Bonds 3.125%, 02/15/42	$1,800,000	$1,932,444
3.500%, 02/15/39 (b)	2,080,000	2,404,376
3.750%, 08/15/41 (b)	1,830,000	2,205,369
3.875%, 08/15/40	10,380,000	12,769,891
4.250%, 11/15/40	7,280,000	9,519,255
4.375%, 11/15/39	3,900,000	5,190,393
4.375%, 05/15/40 (b)	5,220,000	6,952,414
4.375%, 05/15/41 (b)	5,850,000	7,808,814
4.500%, 02/15/36 (b)	5,675,000	7,618,177
4.500%, 05/15/38 (b)	4,950,000	6,692,400
5.000%, 05/15/37	2,760,000	3,979,865
5.250%, 02/15/29 (b)	750,000	1,058,010
5.375%, 02/15/31	7,075,000	10,306,789
6.250%, 08/15/23 (b)	7,700,000	11,183,018
6.375%, 08/15/27 (b)	2,800,000	4,312,140
6.500%, 11/15/26	1,000,000	1,541,370
7.125%, 02/15/23	6,100,000	9,329,889
7.250%, 08/15/22	6,120,000	9,354,236
7.875%, 02/15/21	4,450,000	6,807,477
8.000%, 11/15/21 (b)	2,920,000	4,583,641
8.125%, 08/15/19	2,645,000	3,924,122
8.125%, 08/15/21 (b)	1,250,000	1,963,437
8.500%, 02/15/20 (b)	6,700,000	10,268,956
8.750%, 08/15/20 (b)	1,000,000	1,577,060
8.875%, 02/15/19	10,215,000	15,378,376
9.125%, 05/15/18 (b)	1,600,000	2,353,808
9.250%, 02/15/16 (b)	1,375,000	1,802,900
U.S. Treasury Notes 0.250%, 12/15/14	7,000,000	6,982,290
0.375%, 03/15/15	8,020,000	8,015,429
0.625%, 07/15/14 (b)	10,000,000	10,057,301
0.750%, 09/15/13	16,000,000	16,091,520
0.750%, 12/15/13 (b)	5,000,000	5,032,300
1.000%, 09/30/16	4,000,000	4,062,120
1.000%, 10/31/16	7,010,000	7,116,412
1.000%, 03/31/17	7,850,000	7,956,996
1.250%, 04/15/14 (b)	23,810,000	24,199,056
1.875%, 06/30/15	6,700,000	6,986,225
2.000%, 11/30/13	6,000,000	6,144,600
2.000%, 11/15/21 (b)	10,950,000	11,350,989
2.000%, 02/15/22	3,800,000	3,927,186
2.125%, 05/31/15	12,000,000	12,589,680
2.125%, 08/15/21 (b)	4,050,000	4,257,238
2.375%, 08/31/14	9,950,000	10,384,516
2.375%, 10/31/14	21,000,000	21,982,800
2.375%, 02/28/15	15,000,000	15,785,850
2.375%, 03/31/16	20,560,000	21,952,939
2.500%, 04/30/15	5,980,000	6,330,607
2.625%, 06/30/14	12,000,000	12,550,201
2.625%, 02/29/16 (b)	2,510,000	2,701,312
2.625%, 08/15/20	6,000,000	6,602,340
2.750%, 05/31/17 (b)	9,840,000	10,795,563
3.000%, 08/31/16 (b)	8,350,000	9,169,804
3.000%, 09/30/16	18,100,000	19,894,253
3.000%, 02/28/17	14,980,000	16,556,345

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.125%, 05/15/19	$3,000,000	$3,410,010
3.250%, 05/31/16	8,230,000	9,081,229
3.375%, 11/15/19	4,350,000	5,032,993
3.500%, 02/15/18	4,000,000	4,576,640
3.500%, 05/15/20	7,790,000	9,099,733
3.625%, 02/15/20	17,190,000	20,222,315
3.750%, 11/15/18 (b)	4,550,000	5,330,006
3.875%, 05/15/18 (b)	4,700,000	5,501,820
4.000%, 02/15/14	15,010,000	15,900,693
4.000%, 02/15/15	27,230,000	29,783,085
4.000%, 08/15/18	9,620,000	11,383,827
4.250%, 08/15/13 (b)	14,980,000	15,647,659
4.250%, 11/15/13	5,460,000	5,754,950
4.250%, 08/15/15	2,300,000	2,569,767
4.250%, 11/15/17	4,700,000	5,543,838
4.500%, 11/15/15	8,950,000	10,144,557
4.500%, 02/15/16 (b)	4,520,000	5,164,010
4.625%, 02/15/17	8,475,000	9,985,330
4.875%, 08/15/16 (b)	8,330,000	9,773,672
5.125%, 05/15/16	4,830,000	5,670,661

		641,871,294

Total U.S. Treasury & Government Agencies (Identified Cost $1,199,859,589)		1,296,855,001

Corporate Bonds & Notes—22.3%

Aerospace & Defense—0.4%
Honeywell International, Inc. 5.000%, 02/15/19	2,000,000	2,375,668
Lockheed Martin Corp. 6.150%, 09/01/36 (b)	1,700,000	2,136,970
Northrop Grumman Systems Corp. 7.750%, 02/15/31	515,000	744,453
Raytheon Co. 3.125%, 10/15/20	1,000,000	1,049,477
The Boeing Co. 7.250%, 06/15/25	460,000	616,007
United Technologies Corp. 4.875%, 05/01/15	900,000	1,002,416
7.500%, 09/15/29	200,000	286,147

		8,211,138

Air Freight & Logistics—0.1%
United Parcel Service, Inc. 5.125%, 04/01/19	760,000	916,638

Automobiles—0.1%
Ford Motor Co. 7.450%, 07/16/31 (b)	2,200,000	2,761,000

Beverages—0.4%
Anheuser-Busch Cos., Inc. 5.000%, 01/15/15 (b)	$1,950,000	$2,134,518
6.450%, 09/01/37	880,000	1,167,521
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	412,734
PepsiCo., Inc. 5.000%, 06/01/18	1,000,000	1,167,816
The Coca-Cola Co. 0.750%, 11/15/13	1,900,000	1,909,016
3.150%, 11/15/20	280,000	298,440

		7,090,045

Biotechnology—0.2%
Amgen, Inc. 5.700%, 02/01/19 (b)	850,000	996,617
6.150%, 06/01/18	1,650,000	1,976,271

		2,972,888

Building Products—0.1%
CRH America, Inc. 6.000%, 09/30/16	900,000	985,052

Capital Markets—2.1%
BlackRock, Inc. 3.500%, 12/10/14	1,500,000	1,591,616
Credit Suisse USA, Inc. 5.375%, 03/02/16 (b)	1,550,000	1,692,165
7.125%, 07/15/32	800,000	1,036,504
Deutsche Telekom International Finance BV 5.750%, 03/23/16	460,000	515,841
8.750%, 06/15/30 (a) (b)	1,000,000	1,387,800
European Investment Bank 1.125%, 04/15/15 (b)	1,900,000	1,918,423
1.625%, 06/15/17 (b)	1,975,000	1,998,221
4.000%, 02/16/21 (b)	1,700,000	1,908,213
4.875%, 02/15/36 (b)	3,700,000	4,323,260
5.125%, 05/30/17 (b)	1,750,000	2,049,299
Merrill Lynch & Co., Inc. 6.500%, 07/15/18	200,000	218,403
Morgan Stanley 4.750%, 04/01/14 (b)	1,515,000	1,523,414
5.625%, 09/23/19	1,900,000	1,890,227
7.250%, 04/01/32	1,850,000	1,947,939
Nomura Holdings, Inc. 6.700%, 03/04/20 (b)	1,325,000	1,470,456
The Bank of New York Mellon Corp. 5.450%, 05/15/19 (b)	2,000,000	2,348,126
The Bear Stearns Cos., LLC 5.700%, 11/15/14	900,000	973,203
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	1,006,271
6.000%, 06/15/20	2,000,000	2,114,953
6.125%, 02/15/33 (b)	2,075,000	2,102,898
6.250%, 09/01/17	760,000	823,198
6.450%, 05/01/36 (b)	2,000,000	1,973,507

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Capital Markets—(Continued)
Verizon Global Funding Corp. 7.750%, 12/01/30	$1,000,000	$1,402,416

		38,216,353

Chemicals—0.5%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36 (b)	1,000,000	1,264,596
6.000%, 07/15/18	1,000,000	1,230,941
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20 (b)	970,000	1,121,608
Praxair, Inc. 4.375%, 03/31/14	810,000	855,584
The Dow Chemical Co. 4.250%, 11/15/20	2,750,000	2,973,254
9.400%, 05/15/39 (b)	650,000	1,041,479

		8,487,462

Commercial Banks—2.2%
Barclays Bank plc 5.000%, 09/22/16 (b)	1,750,000	1,896,519
5.200%, 07/10/14	900,000	949,279
BB&T Corp. 3.200%, 03/15/16 (b)	1,865,000	1,973,299
Deutsche Bank AG 3.875%, 08/18/14	620,000	644,608
6.000%, 09/01/17 (b)	1,500,000	1,707,664
Fifth Third Bancorp 8.250%, 03/01/38	1,175,000	1,584,246
HSBC Holdings plc 6.500%, 09/15/37	905,000	993,419
JPMorgan Chase Bank N.A. 6.000%, 10/01/17	2,700,000	3,023,744
KfW Bankengruppe 1.250%, 02/15/17 (b)	3,000,000	3,036,213
2.375%, 08/25/21	1,945,000	1,975,190
2.750%, 09/08/20	2,300,000	2,432,419
4.875%, 01/17/17 (b)	2,900,000	3,393,426
Lloyds TSB Bank plc 6.375%, 01/21/21	1,500,000	1,696,576
PNC Bank N.A. 4.875%, 09/21/17	1,000,000	1,103,700
5.250%, 01/15/17 (b)	1,600,000	1,763,822
State Street Bank & Trust Co. 5.300%, 01/15/16	300,000	338,261
SunTrust Banks, Inc. 3.600%, 04/15/16	1,450,000	1,503,020
U.S. Bancorp 4.200%, 05/15/14 (b)	1,900,000	2,013,832
Wachovia Corp. 5.750%, 06/15/17	700,000	814,986
Wells Fargo & Co. 5.000%, 11/15/14 (b)	2,000,000	2,142,485
5.125%, 09/01/12 (b)	500,000	503,480
Wells Fargo Bank N.A. 5.950%, 08/26/36	1,900,000	2,222,461

Commercial Banks—(Continued)
Westpac Banking Corp. 3.000%, 12/09/15 (b)	$2,000,000	$2,082,778

		39,795,427

Commercial Services & Supplies—0.1%
Waste Management, Inc. 7.000%, 07/15/28	1,265,000	1,630,355

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	2,486,475

Computers & Peripherals—0.1%
Hewlett-Packard Co. 5.500%, 03/01/18	1,950,000	2,231,730
International Business Machines Corp. 8.375%, 11/01/19	425,000	603,189

		2,834,919

Consumer Finance—0.3%
American Express Centurion Bank 5.550%, 10/17/12	300,000	304,216
Capital One Financial Corp. 6.750%, 09/15/17	1,200,000	1,419,758
Daimler Finance North America, LLC 8.500%, 01/18/31	1,050,000	1,593,725
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	134,724
HSBC Finance Corp. 5.000%, 06/30/15 (b)	1,800,000	1,920,877
5.500%, 01/19/16	900,000	975,851

		6,349,151

Diversified Financial Services—3.3%
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,575,805
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,904,323
Bank of America Corp. 4.750%, 08/15/13	1,000,000	1,026,371
5.125%, 11/15/14 (b)	1,000,000	1,047,972
5.750%, 08/15/16 (b)	2,850,000	2,995,643
5.875%, 02/07/42	3,000,000	3,251,505
6.500%, 08/01/16	1,750,000	1,911,176
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14	1,500,000	1,623,271
Citigroup, Inc. 5.375%, 08/09/20	2,200,000	2,374,187
5.500%, 08/27/12	840,000	845,155
5.850%, 08/02/16 (b)	500,000	546,749
6.125%, 11/21/17	1,700,000	1,879,554
6.125%, 05/15/18	1,900,000	2,095,758
Diageo Finance BV 5.300%, 10/28/15	870,000	994,358

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 5.300%, 02/11/21	$1,915,000	$2,144,926
5.400%, 02/15/17	2,000,000	2,276,933
5.875%, 01/14/38	2,050,000	2,352,576
6.750%, 03/15/32	1,250,000	1,538,260
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	875,000	908,365
Inter-American Development Bank 2.375%, 08/15/17 (b)	2,000,000	2,145,035
JPMorgan Chase & Co. 4.950%, 03/25/20	2,650,000	2,887,390
5.125%, 09/15/14	850,000	901,080
6.300%, 04/23/19	1,900,000	2,212,150
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	2,000,000	2,920,624
Novartis Capital Corp. 4.400%, 04/24/20	900,000	1,040,629
Petrobras International Finance Co. 2.875%, 02/06/15	2,900,000	2,941,456
6.125%, 10/06/16	600,000	674,131
Shell International Finance BV 4.000%, 03/21/14	1,900,000	2,009,059
4.300%, 09/22/19 (b)	1,000,000	1,154,628
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,725,000	2,684,125
Unilever Capital Corp. 5.900%, 11/15/32 (b)	1,500,000	2,072,411

		59,935,605

Diversified Telecommunication Services—0.8%
AT&T, Inc. 5.100%, 09/15/14	1,750,000	1,910,418
5.800%, 02/15/19	1,700,000	2,050,606
6.300%, 01/15/38	1,300,000	1,616,465
British Telecommunications plc 9.625%, 12/15/30 (a)	1,000,000	1,519,426
Embarq Corp. 7.995%, 06/01/36	3,000,000	3,143,155
Qwest Corp. 7.500%, 10/01/14	850,000	946,081
Telefonica Emisiones SAU 6.221%, 07/03/17	1,400,000	1,312,500
Verizon Communications, Inc. 6.100%, 04/15/18	1,600,000	1,942,219
Verizon New York, Inc. 7.375%, 04/01/32	500,000	614,805

		15,055,675

Electric Utilities—1.2%
Consolidated Edison Co. of New York, Inc. 5.850%, 04/01/18	855,000	1,041,753
Duke Energy Carolinas, LLC 5.300%, 02/15/40	2,000,000	2,447,687

Electric Utilities—(Continued)
Exelon Corp. 4.900%, 06/15/15	$1,060,000	$1,144,478
5.625%, 06/15/35	1,500,000	1,625,026
FirstEnergy Solutions Corp. 4.800%, 02/15/15	2,850,000	3,048,711
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	2,274,388
Georgia Power Co. 5.700%, 06/01/17 (b)	1,400,000	1,650,012
Northern States Power Co. 6.250%, 06/01/36 (b)	2,200,000	3,037,660
Oncor Electric Delivery Co., LLC 7.000%, 05/01/32	950,000	1,145,367
Pacific Gas & Electric Co. 4.800%, 03/01/14 (b)	1,125,000	1,197,156
Progress Energy, Inc. 5.625%, 01/15/16	1,900,000	2,159,976
Southern California Edison Co. 5.000%, 01/15/16	1,500,000	1,689,678

		22,461,892

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,600,000	1,931,768

Food & Staples Retailing—0.5%
Costco Wholesale Corp. 5.500%, 03/15/17	465,000	553,153
CVS Caremark Corp. 4.875%, 09/15/14	1,800,000	1,951,223
Safeway, Inc. 7.250%, 02/01/31	813,000	863,666
Wal-Mart Stores, Inc. 5.250%, 09/01/35	935,000	1,116,785
5.625%, 04/15/41	1,900,000	2,467,907
Walgreen Co. 4.875%, 08/01/13	445,000	465,495
5.250%, 01/15/19	900,000	1,024,500

		8,442,729

Food Products—0.5%
Archer-Daniels-Midland Co. 4.479%, 03/01/21 (a) (b)	2,000,000	2,313,185
ConAgra Foods, Inc. 5.819%, 06/15/17	1,000,000	1,152,268
General Mills, Inc. 5.650%, 02/15/19	1,700,000	2,052,423
Kraft Foods, Inc. 4.125%, 02/09/16	2,200,000	2,395,454
5.375%, 02/10/20	1,800,000	2,128,951

		10,042,281

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Health Care Equipment & Supplies—0.2%
Baxter International, Inc. 5.375%, 06/01/18	$1,400,000	$1,655,537
Medtronic, Inc. 3.000%, 03/15/15	2,300,000	2,425,356

		4,080,893

Health Care Providers & Services—0.3%
Laboratory Corp. of America Holdings 4.625%, 11/15/20 (b)	1,900,000	2,095,772
UnitedHealth Group, Inc. 5.375%, 03/15/16	1,700,000	1,931,271
WellPoint, Inc. 5.850%, 01/15/36	1,800,000	2,133,072

		6,160,115

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. 5.350%, 03/01/18 (b)	885,000	1,057,198

Household Products—0.2%
Kimberly-Clark Corp. 6.125%, 08/01/17	500,000	610,027
The Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	2,180,381
6.450%, 01/15/26	200,000	271,990

		3,062,398

Independent Power Producers & Energy Traders—0.1%
PSEG Power, LLC 8.625%, 04/15/31 (b)	1,000,000	1,406,000

Industrial Conglomerates—0.3%
General Electric Co. 5.000%, 02/01/13	930,000	953,785
5.250%, 12/06/17	1,800,000	2,096,577
Koninklijke Philips Electronics NV 5.750%, 03/11/18 (b)	900,000	1,064,276
Tyco International, Ltd. 6.875%, 01/15/21 (b)	1,275,000	1,626,911

		5,741,549

Insurance—0.7%
ACE INA Holdings, Inc. 5.875%, 06/15/14 (b)	850,000	925,484
American International Group, Inc. 5.450%, 05/18/17	1,900,000	2,053,312
5.850%, 01/16/18	1,800,000	1,984,689
AXA S.A. 8.600%, 12/15/30	1,165,000	1,258,200
Chubb Corp. 6.000%, 05/11/37	865,000	1,110,127
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	748,173

Insurance—(Continued)
Prudential Financial, Inc. 5.700%, 12/14/36	$1,525,000	$1,553,368
The Allstate Corp. 6.900%, 05/15/38	150,000	200,205
7.450%, 05/16/19 (b)	1,700,000	2,171,448

		12,005,006

Machinery—0.2%
Caterpillar, Inc. 7.900%, 12/15/18 (b)	1,757,000	2,384,395
Deere & Co. 6.950%, 04/25/14	850,000	943,869

		3,328,264

Media—1.0%
CBS Corp. 8.875%, 05/15/19	750,000	990,999
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	620,000	653,500
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,535,910
5.650%, 06/15/35	1,500,000	1,669,543
Discovery Communications, LLC 6.350%, 06/01/40	1,800,000	2,191,618
News America, Inc. 6.550%, 03/15/33 (b)	1,950,000	2,198,491
Thomson Reuters Corp. 6.500%, 07/15/18	800,000	980,334
Time Warner Cable, Inc. 5.000%, 02/01/20 (b)	1,900,000	2,133,896
5.850%, 05/01/17	1,800,000	2,096,932
6.550%, 05/01/37	100,000	117,765
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	380,000	513,224
Time Warner, Inc. 6.100%, 07/15/40	925,000	1,053,141
7.700%, 05/01/32	685,000	899,388
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	707,947
Viacom, Inc. 6.250%, 04/30/16	770,000	898,437

		18,641,125

Metals & Mining—0.6%
Alcoa, Inc. 5.720%, 02/23/19 (b)	523,000	551,242
5.870%, 02/23/22 (b)	101,000	102,918
ArcelorMittal 6.250%, 02/25/22 (b)	2,900,000	2,846,066
Newmont Mining Corp. 6.250%, 10/01/39	1,800,000	2,050,668

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Metals & Mining—(Continued)
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	$1,050,000	$1,164,837
6.125%, 12/15/33	1,751,000	2,193,057
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,283,658

		10,192,446

Multi-Utilities—0.2%
Dominion Resources, Inc. 5.150%, 07/15/15	1,600,000	1,780,203
Sempra Energy 6.150%, 06/15/18	900,000	1,084,582

		2,864,785

Multiline Retail—0.1%
Target Corp. 6.350%, 11/01/32	1,000,000	1,306,680

Office Electronics—0.2%
Xerox Corp. 6.350%, 05/15/18 (b)	2,550,000	2,964,944

Oil, Gas & Consumable Fuels—1.4%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	2,186,079
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	965,418
Devon Energy Corp. 6.300%, 01/15/19	850,000	1,034,495
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	284,599
Energy Transfer Partners, L.P. 4.650%, 06/01/21	1,950,000	2,013,001
Enterprise Products Operating, LLC 6.300%, 09/15/17	1,900,000	2,252,317
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37 (b)	2,000,000	2,264,865
Marathon Oil Corp. 6.600%, 10/01/37 (b)	2,000,000	2,452,674
Petroleos Mexicanos 4.875%, 03/15/15	2,700,000	2,902,500
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	1,050,000	1,321,297
7.625%, 04/01/37	640,000	811,372
Transocean, Inc. 6.375%, 12/15/21 (b)	2,035,000	2,315,889
Weatherford International, Ltd. 9.625%, 03/01/19	1,500,000	1,962,508
XTO Energy, Inc. 6.500%, 12/15/18	1,600,000	2,058,615

		24,825,629

Paper & Forest Products—0.2%
Georgia-Pacific, LLC 8.000%, 01/15/24	$1,800,000	$2,398,611
International Paper Co. 7.950%, 06/15/18	820,000	1,028,148

		3,426,759

Pharmaceuticals—0.7%
Abbott Laboratories 5.125%, 04/01/19	1,350,000	1,607,477
AstraZeneca plc 5.400%, 06/01/14	639,000	693,989
Bristol-Myers Squibb Co. 5.875%, 11/15/36 (b)	2,000,000	2,595,263
Eli Lilly & Co. 4.200%, 03/06/14	900,000	950,771
Johnson & Johnson 5.950%, 08/15/37	910,000	1,259,773
6.950%, 09/01/29 (b)	250,000	362,225
Merck & Co., Inc. 5.950%, 12/01/28	300,000	390,690
6.550%, 09/15/37	1,000,000	1,441,383
Wyeth 5.500%, 02/01/14	1,000,000	1,074,406
5.500%, 02/15/16	1,700,000	1,953,108

		12,329,085

Real Estate Investment Trusts—0.3%
AvalonBay Communities, Inc. 6.100%, 03/15/20 (b)	860,000	1,028,351
ERP Operating, L.P. 5.750%, 06/15/17 (b)	900,000	1,029,678
Kimco Realty Corp. 6.875%, 10/01/19	550,000	651,998
Regency Centers, L.P. 5.250%, 08/01/15	850,000	917,506
Simon Property Group, L.P. 5.250%, 12/01/16	2,000,000	2,270,708

		5,898,241

Road & Rail—0.4%
Burlington Northern Santa Fe, LLC 7.000%, 02/01/14	1,850,000	2,025,058
CSX Corp. 6.150%, 05/01/37	1,600,000	1,940,522
7.900%, 05/01/17	500,000	623,989
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	174,792
7.250%, 02/15/31	156,000	218,045
Union Pacific Corp. 6.625%, 02/01/29	1,200,000	1,568,841

		6,551,247

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Software—0.3%
Adobe Systems, Inc. 4.750%, 02/01/20	$2,200,000	$2,449,690
Microsoft Corp. 2.950%, 06/01/14	1,400,000	1,463,619
Oracle Corp. 5.250%, 01/15/16 (b)	2,000,000	2,283,555

		6,196,864

Specialty Retail—0.2%
Home Depot, Inc. 4.400%, 04/01/21	1,450,000	1,653,677
5.400%, 03/01/16	900,000	1,034,134
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,289,399

		3,977,210

Tobacco—0.2%
Altria Group, Inc. 9.700%, 11/10/18	750,000	1,034,666
Philip Morris International, Inc. 4.500%, 03/26/20	925,000	1,067,645
6.875%, 03/17/14	755,000	832,605

		2,934,916

Wireless Telecommunication Services—0.3%
AT&T Mobility, LLC 7.125%, 12/15/31	100,000	132,080
Cellco Partnership, Inc. 5.550%, 02/01/14	850,000	909,022
8.500%, 11/15/18	750,000	1,019,866
Rogers Communications, Inc. 6.800%, 08/15/18	800,000	987,477
Vodafone Group plc 6.150%, 02/27/37	2,170,000	2,792,191

		5,840,636

Yankee—1.0%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	437,483
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	1,550,000	1,971,575
EnCana Corp. 4.750%, 10/15/13	2,000,000	2,085,171
Hydro Quebec 7.500%, 04/01/16	1,350,000	1,645,352
8.400%, 01/15/22	1,000,000	1,459,505
Inter-American Development Bank 6.800%, 10/15/25	500,000	709,850
7.000%, 06/15/25	200,000	290,056
International Bank for Reconstruction & Development 2.375%, 05/26/15 (b)	1,420,000	1,498,639
7.625%, 01/19/23	1,400,000	2,094,795
8.875%, 03/01/26	535,000	912,057

Yankee—(Continued)
Statoil ASA 6.700%, 01/15/18	$300,000	$371,269
Suncor Energy, Inc. 6.100%, 06/01/18	2,500,000	2,952,870
TransCanada Pipelines, Ltd. 6.200%, 10/15/37 (b)	1,800,000	2,360,877

		18,789,499

Total Corporate Bonds & Notes (Identified Cost $375,957,958)		404,188,342

Mortgage-Backed Securities—2.1%

Commercial Mortgage-Backed Securities—2.1%
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	1,000,000	1,121,754
5.694%, 06/11/50 (a)	1,500,000	1,724,401
Citigroup Commercial Mortgage Trust 4.733%, 10/15/41	1,000,000	1,065,960
5.431%, 10/15/49	1,500,000	1,706,723
5.534%, 04/15/40 (a)	1,000,000	1,065,991
5.921%, 03/15/49 (a)	1,800,000	2,042,050
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.394%, 07/15/44 (a)	2,000,000	2,224,375
Commercial Mortgage Pass-Through Certificates 5.811%, 12/10/49 (a)	2,400,000	2,783,430
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38	468,284	475,266
4.691%, 10/15/39	500,000	527,484
5.100%, 08/15/38 (a)	3,000,000	3,307,174
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43 (a)	1,500,000	1,610,081
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (a)	1,000,000	1,057,301
GS Mortgage Securities Corp. II 4.751%, 07/10/39	2,000,000	2,157,059
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	2,500,000	2,783,674
5.440%, 06/12/47	890,000	1,001,237
LB-UBS Commercial Mortgage Trust 4.367%, 03/15/36	3,000,000	3,136,710
5.156%, 02/15/31	2,500,000	2,783,967
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (a)	500,000	535,621
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	1,097,716
5.824%, 06/11/42 (a)	2,000,000	2,291,082
6.076%, 06/11/49 (a)	1,430,000	1,598,354

Total Mortgage-Backed Securities (Identified Cost $34,794,394)		38,097,410

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Foreign Government—1.7%

Security Description	Par Amount	Value*

Regional Government—0.4%
Province of Nova Scotia Canada 5.125%, 01/26/17	$900,000	$1,050,927
9.250%, 03/01/20	250,000	364,625
Province of Ontario Canada 4.400%, 04/14/20 (b)	2,100,000	2,441,101
5.125%, 07/17/12 (b)	2,000,000	2,003,200
Province of Quebec Canada 4.875%, 05/05/14 (b)	1,925,000	2,079,705
7.500%, 07/15/23	350,000	500,693

		8,440,251

Sovereign—1.3%
Brazilian Government International Bond 6.000%, 01/17/17	3,755,000	4,436,532
7.125%, 01/20/37	1,650,000	2,371,875
Canada Government International Bond 2.375%, 09/10/14	1,900,000	1,987,011
Colombia Government International Bond 8.125%, 05/21/24	1,500,000	2,175,000
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,422,750
8.000%, 09/24/22	2,200,000	3,157,000
Panama Government International Bond 5.200%, 01/30/20	1,370,000	1,584,405
Peruvian Government International Bond 8.750%, 11/21/33	1,450,000	2,370,750
Republic of Italy 4.500%, 01/21/15	1,475,000	1,482,699
Republic of Korea 7.125%, 04/16/19	1,600,000	2,018,294

		23,006,316

Total Foreign Government (Identified Cost $29,012,792)		31,446,567

Municipal Bonds & Notes—0.7%

Municipal Agency—0.7%
Los Angeles California Community College District 6.750%, 08/01/49	2,210,000	2,927,875
Los Angeles California Unified School District 6.758%, 07/01/34	2,160,000	2,797,891
Municipal Electric Authority of Georgia 6.637%, 04/01/57	2,000,000	2,320,400
State of California 7.300%, 10/01/39	2,000,000	2,482,860
State of Illinois 5.100%, 06/01/33	1,230,000	1,162,596

Total Municipal Bonds & Notes (Identified Cost $9,899,444)		11,691,622

Asset-Backed Securities—0.2%
Security Description	Shares/Par Amount	Value*

Asset Backed - Credit Card—0.2%
Citibank Credit Card Issuance Trust 4.850%, 04/22/15	$1,472,000	$1,523,601
4.850%, 03/10/17	2,500,000	2,772,629

		4,296,230

Asset Backed - Home Equity—0.0%
Centex Home Equity 3.750%, 12/25/31 (a)	58,001	58,301

Total Asset-Backed Securities (Identified Cost $4,519,825)		4,354,531

Short Term Investments—9.3%

Mutual Funds—8.8%
State Street Navigator Securities Lending Prime Portfolio (c)	159,558,213	159,558,213

U.S. Treasury—0.5%
U.S. Treasury Bills 0.010%, 07/05/12	1,300,000	1,299,996
0.068%, 09/20/12	7,200,000	7,198,744

		8,498,740

Total Short Term Investments (Identified Cost $168,056,953)		168,056,953

Total Investments—108.0% (Identified Cost $1,822,100,955) (d)		1,954,690,426
Liabilities in excess of other assets		(145,118,972)

Net Assets— 100.0%		$1,809,571,454

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2012.
(b)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $213,361,407 and the collateral received consisted of cash in the amount of $159,558,213 and non-cash collateral with a value of $61,151,563. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,821,911,740. The aggregate unrealized appreciation and depreciation of investments was $136,701,808 and $(3,923,122), respectively, resulting in net unrealized appreciation of $132,778,686 for federal income tax purposes.
(ARM)—	Adjustable-Rate Mortgage.

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,296,855,001	$—	$1,296,855,001
Total Corporate Bonds & Notes*	—	404,188,342	—	404,188,342
Total Mortgage-Backed Securities*	—	38,097,410	—	38,097,410
Total Foreign Government*	—	31,446,567	—	31,446,567
Total Municipal Bonds & Notes*	—	11,691,622	—	11,691,622
Total Asset-Backed Securities*	—	4,354,531	—	4,354,531
Short Term Investments
Mutual Funds	159,558,213	—	—	159,558,213
U.S. Treasury	—	8,498,740	—	8,498,740
Total Short Term Investments	159,558,213	8,498,740	—	168,056,953
Total Investments	$159,558,213	$1,795,132,213	$—	$1,954,690,426

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,954,690,426
Cash		1,741,261
Receivable for:
Securities sold		5,852,965
Fund shares sold		164,396
Principal paydowns		6,444
Interest		14,423,910

Total Assets		1,976,879,402
Liabilities
Payable for:
Fund shares redeemed	$6,912,694
Collateral for securities loaned	159,558,213
Accrued expenses:
Management fees	366,136
Distribution and service fees	241,267
Deferred trustees’ fees	29,850
Other expenses	199,788

Total Liabilities		167,307,948

Net Assets		$1,809,571,454

Net assets consists of:
Paid in surplus		$1,686,280,858
Undistributed net investment income		25,773,978
Accumulated net realized losses		(35,072,853)
Unrealized appreciation on investments		132,589,471

Net Assets		$1,809,571,454

Net Assets
Class A		$637,548,428
Class B		934,345,608
Class E		89,847,390
Class G		147,830,028
Capital Shares Outstanding (c)
Class A		55,921,243
Class B		83,388,173
Class E		7,917,348
Class G		13,215,645
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.40
Class B		11.20
Class E		11.35
Class G		11.19

(a)	Identified cost of investments was $1,822,100,955.
(b)	Includes securities on loan with a value of $213,361,407.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Interest (a)		$30,111,279

Expenses
Management fees	$2,241,466
Distribution and service fees—Class B	1,150,475
Distribution and service fees—Class E	68,563
Distribution and service fees—Class G	213,927
Trustees’ fees and expenses	24,776
Custodian and accounting	100,688
Audit and tax services	35,695
Legal	9,501
Shareholder reporting	127,113
Insurance	10,521
Miscellaneous	15,255

Total expenses	3,997,980
Less management fee waivers	(52,364)	3,945,616

Net Investment Income		26,165,663

Net Realized and Unrealized Gain
Net realized gain on:
Investments		3,945,770
Net change in unrealized appreciation on:
Investments		8,417,990

Net realized and unrealized gain		12,363,760

Net Increase in Net Assets From Operations		$38,529,423

(a)	Includes net income on securities loaned of $242,721.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,165,663	$55,778,522
Net realized gain	3,945,770	9,107,367
Net change in unrealized appreciation	8,417,990	60,138,978

Increase in net assets from operations	38,529,423	125,024,867

From Distributions to Shareholders
Net investment income
Class A	(23,832,152)	(23,003,276)
Class B	(32,987,091)	(29,463,735)
Class E	(3,304,928)	(3,655,123)
Class G	(5,043,307)	(3,655,985)

Total distributions	(65,167,478)	(59,778,119)

Increase in net assets from capital share transactions	86,313,564	19,414,962

Total increase in net assets	59,675,509	84,661,710

Net Assets
Beginning of the period	1,749,895,945	1,665,234,235

End of the period	$1,809,571,454	$1,749,895,945

Undistributed Net Investment Income
End of the period	$25,773,978	$64,775,793

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,597,151	$41,593,095	5,954,859	$66,984,348
Reinvestments	2,112,779	23,832,152	2,118,166	23,003,276
Redemptions	(4,269,341)	(49,056,424)	(12,942,465)	(145,544,371)

Net increase (decrease)	1,440,589	$16,368,823	(4,869,440)	$(55,556,747)

Class B
Sales	6,472,915	$73,542,569	12,748,699	$140,340,793
Reinvestments	2,974,490	32,987,091	2,756,196	29,463,735
Redemptions	(4,654,832)	(52,440,020)	(10,370,061)	(115,453,208)

Net increase	4,792,573	$54,089,640	5,134,834	$54,351,320

Class E
Sales	304,527	$3,512,239	674,374	$7,495,993
Reinvestments	294,295	3,304,928	337,812	3,655,123
Redemptions	(649,419)	(7,405,645)	(3,018,119)	(33,770,403)

Net decrease	(50,597)	$(588,478)	(2,005,933)	$(22,619,287)

Class G
Sales	2,207,553	$24,974,477	5,732,680	$63,226,414
Reinvestments	455,172	5,043,307	342,642	3,655,985
Redemptions	(1,204,429)	(13,574,205)	(2,130,594)	(23,642,723)

Net increase	1,458,296	$16,443,579	3,944,728	$43,239,676

Increase derived from capital share transactions		$86,313,564		$19,414,962

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.58		$11.17	$10.94	$11.10	$10.97	$10.76

Income (Loss) From Investment Operations
Net investment income (a)	0.18		0.38	0.40	0.47	0.54	0.52
Net realized and unrealized gain on investments	0.07		0.43	0.25	0.07	0.10	0.20

Total from investment operations	0.25		0.81	0.65	0.54	0.64	0.72

Less Distributions
Distributions from net investment income	(0.43)		(0.40)	(0.42)	(0.70)	(0.51)	(0.51)

Total distributions	(0.43)		(0.40)	(0.42)	(0.70)	(0.51)	(0.51)

Net Asset Value, End of Period	$11.40		$11.58	$11.17	$10.94	$11.10	$10.97

Total Return (%) (c)	2.20	(b)	7.51	6.05	5.17	5.99	6.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.29	(d)	0.28	0.28	0.30	0.29	0.30
Net ratio of expenses to average net assets (%) (e)	0.28	(d)	0.28	0.27	0.29	0.28	0.29
Ratio of net investment income to average net assets (%)	3.08	(d)	3.36	3.63	4.34	5.01	4.86
Portfolio turnover rate (%)	25	(d)	23	21	17	14	15
Net assets, end of period (in millions)	$637.55		$630.82	$662.67	$553.57	$564.53	$678.19

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.37		$10.97	$10.76	$10.92	$10.81	$10.60

Income (Loss) From Investment Operations
Net investment income (a)	0.16		0.34	0.37	0.43	0.51	0.48
Net realized and unrealized gain on investments	0.07		0.44	0.23	0.08	0.08	0.20

Total from investment operations	0.23		0.78	0.60	0.51	0.59	0.68

Less Distributions
Distributions from net investment income	(0.40)		(0.38)	(0.39)	(0.67)	(0.48)	(0.47)

Total distributions	(0.40)		(0.38)	(0.39)	(0.67)	(0.48)	(0.47)

Net Asset Value, End of Period	$11.20		$11.37	$10.97	$10.76	$10.92	$10.81

Total Return (%) (c)	2.17	(b)	7.28	5.69	4.98	5.63	6.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(d)	0.53	0.53	0.55	0.54	0.55
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.53	0.52	0.54	0.53	0.54
Ratio of net investment income to average net assets (%)	2.83	(d)	3.12	3.38	4.06	4.76	4.60
Portfolio turnover rate (%)	25	(d)	23	21	17	14	15
Net assets, end of period (in millions)	$934.35		$893.83	$806.18	$636.95	$491.55	$568.79

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.52		$11.11	$10.89	$11.04	$10.92	$10.71

Income (Loss) From Investment Operations
Net investment income (a)	0.17		0.36	0.39	0.45	0.52	0.50
Net realized and unrealized gain on investments	0.07		0.44	0.23	0.08	0.09	0.20

Total from investment operations	0.24		0.80	0.62	0.53	0.61	0.70

Less Distributions
Distributions from net investment income	(0.41)		(0.39)	(0.40)	(0.68)	(0.49)	(0.49)

Total distributions	(0.41)		(0.39)	(0.40)	(0.68)	(0.49)	(0.49)

Net Asset Value, End of Period	$11.35		$11.52	$11.11	$10.89	$11.04	$10.92

Total Return (%) (c)	2.15	(b)	7.38	5.82	5.13	5.76	6.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.44	(d)	0.43	0.43	0.45	0.44	0.45
Net ratio of expenses to average net assets (%) (e)	0.43	(d)	0.43	0.42	0.44	0.43	0.44
Ratio of net investment income to average net assets (%)	2.93	(d)	3.21	3.49	4.18	4.86	4.70
Portfolio turnover rate (%)	25	(d)	23	21	17	14	15
Net assets, end of period (in millions)	$89.85		$91.78	$110.80	$122.30	$126.08	$172.93

	Class G
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(f)
Net Asset Value, Beginning of Period	$11.35		$10.96	$10.75	$10.29

Income (Loss) From Investment Operations
Net investment income (a)	0.16		0.34	0.36	0.27
Net realized and unrealized gain on investments	0.08		0.42	0.23	0.19

Total from investment operations	0.24		0.76	0.59	0.46

Less Distributions
Distributions from net investment income	(0.40)		(0.37)	(0.38)	0.00

Total distributions	(0.40)		(0.37)	(0.38)	0.00

Net Asset Value, End of Period	$11.19		$11.35	$10.96	$10.75

Total Return (%) (c)	2.12	(b)	7.15	5.65	4.47	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.58	0.58	0.60	(d)
Net ratio of expenses to average net assets (%) (e)	0.58	(d)	0.58	0.57	0.59	(d)
Ratio of net investment income to average net assets (%)	2.78	(d)	3.09	3.31	3.77	(d)
Portfolio turnover rate (%)	25	(d)	23	21	17
Net assets, end of period (in millions)	$147.83		$133.47	$85.59	$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

MSF-20

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, and paydown reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending

MSF-21

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive

MSF-22

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2012 were $2,241,466.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2012 were $233,941.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, E and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-23

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$210,295,476	$66,030,187	$180,557,852	$42,225,863

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$59,778,119	$54,796,261	$—	$—	$—	$—	$59,778,119	$54,796,261

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$64,800,524	$—	$109,469,370	$(24,316,512)	$—	$149,953,382

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Total
$9,934,932	$6,670,752	$4,015,637	$3,695,191	$24,316,512

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-24

Metropolitan Series Fund

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-25

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-26

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-27

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-28

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, D, and E shares of the BlackRock Aggressive Growth Portfolio returned 5.72%, 5.59%, 5.69%, and 5.66%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 8.10% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Domestic equity markets picked up where they left off at the end of 2011, continuing a strong rally throughout the first quarter of 2012. A mix of economic data continued to paint an uncertain economic future, as equity markets shook off slowing growth in China and rising oil prices and looked more favorably on an improving job market.

Despite the strong move in the market after two consecutive quarters of positive momentum, domestic equity markets once again reached a “risk-off” stage, sending markets lower throughout the second quarter of 2012. While there is little doubt the global economic environment is clouded with risks, it remains to be seen how much of those risks have already been priced in to begin the second half of 2012.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio underperformed relative to its benchmark, the Russell Midcap Growth Index. Weaker stock selection within the Healthcare and Energy sectors held back the Portfolio’s returns. Positive stock selection within Consumer Staples and Information Technology (IT) positively contributed to overall performance during the period.

Stock selection within the Healthcare sector was the most significant detractor from overall returns during the six-month period. Holdings within the pharmaceuticals industry were notable detractors. Teva Pharmaceuticals Industries, one of the Portfolio’s holdings, finished the period lower after lowering expectations for its business within Europe. Also within pharmaceuticals, ViroPharma experienced weakness after a regulatory ruling allowing for generic competition against the company’s legacy drug product.

Weaker stock selection within the Energy sector held back overall returns during the six-month period. Investments within the Oil Exploration & Production industries largely finished in negative territory for the period, which detracted from the overall performance. Holdings SandRidge Energy, CONSOL Energy, Plains Exploration, and Superior Energy all finished down during the period after having strong runs to finish 2011.

Stock selection within the Consumer Staples sector benefited returns, as Portfolio holdings Whole Foods Market and Hain Celestial, both performed well for the period. Holdings within IT added to returns. Within IT services, data warehousing and analytics provider Teradata finished positive given the high visibility of recurring revenues for the company. Also within IT, Alliance Data continued to execute and deliver returns for shareholders, which contributed to overall performance.

There were some slight changes to overall positioning during the period, mostly as a result of the annual reconstitution of the Russell Midcap Growth Index that took place toward the end of June. The underweight in Consumer Discretionary increased due to the reconstitution, while Energy exposure within the benchmark index was significantly reduced. At period-end, the Portfolio’s most significant overweight was within the Healthcare sector, at approximately 4.7% more than the benchmark index weighting. The most significant underweight was in Consumer Discretionary by approximately 5%. In general, sector allocations are a function of our bottom-up stock selection process, and therefore are a result of where we are finding individual opportunities in the mid-cap growth universe.

Eileen Leary

Andrew Leger

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Aggressive Growth Portfolio
Class A	5.72	-5.75	0.54	6.68	—
Class B	5.59	-5.95	0.29	—	4.56
Class D	5.69	-5.83	0.43	—	2.07
Class E	5.66	-5.87	0.40	6.52	—
Russell Midcap Growth Index	8.10	-2.99	1.90	8.47	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/29/88, 4/26/04, 5/2/06, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Teva Pharmaceutical Industries, Ltd. (ADR)	3.0
Boston Scientific Corp.	2.1
IHS, Inc.	2.0
Whole Foods Market, Inc.	2.0
Intuit, Inc.	1.9
Hologic, Inc.	1.9
Cubist Pharmaceuticals, Inc.	1.9
Jazz Pharmaceuticals plc	1.9
BE Aerospace, Inc.	1.9
Viropharma, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	20.0
Consumer Discretionary	19.7
Health Care	18.6
Industrials	12.2
Materials	7.6
Financials	7.2
Consumer Staples	6.4
Energy	5.5
Cash & Equivalents	2.8

MSF-2

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A	Actual	0.78%	$1,000.00	$1,057.20	$3.99
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.92

Class B	Actual	1.03%	$1,000.00	$1,055.90	$5.27
	Hypothetical*	1.03%	$1,000.00	$1,019.67	$5.17

Class D	Actual	0.88%	$1,000.00	$1,056.90	$4.50
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.42

Class E	Actual	0.93%	$1,000.00	$1,056.60	$4.76
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—96.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
BE Aerospace, Inc. (a)	331,100	$14,455,826
TransDigm Group, Inc. (a)	29,500	3,961,850

		18,417,676

Airlines—0.7%
United Continental Holdings, Inc. (a)	234,200	5,698,086

Auto Components—2.1%
Dana Holding Corp. (a) (b)	556,600	7,130,046
Lear Corp.	245,200	9,251,396

		16,381,442

Automobiles—1.2%
Harley-Davidson, Inc.	197,000	9,008,810

Biotechnology—3.2%
Acorda Therapeutics, Inc. (a)	149,243	3,516,165
Alkermes plc (a)	265,000	4,497,050
Amarin Corp. plc (ADR) (a)	174,278	2,520,060
Cubist Pharmaceuticals, Inc. (a) (b)	386,204	14,640,994

		25,174,269

Capital Markets—1.7%
Affiliated Managers Group, Inc. (a)	57,700	6,315,265
Lazard, Ltd.	249,400	6,481,906

		12,797,171

Chemicals—5.8%
Airgas, Inc.	141,600	11,895,816
Ashland, Inc. (b)	186,100	12,898,591
Celanese Corp. (Series A)	112,700	3,901,674
CF Industries Holdings, Inc.	39,800	7,710,852
Ecolab, Inc.	68,700	4,708,011
LyondellBasell Industries NV	100,400	4,043,108

		45,158,052

Commercial Banks—1.4%
First Republic Bank (a)	209,000	7,022,400
SVB Financial Group (a) (b)	66,949	3,931,245

		10,953,645

Commercial Services & Supplies—0.9%
ACCO Brands Corp. (a)	701,900	7,257,646

Communications Equipment—1.5%
Ciena Corp. (a) (b)	555,700	9,096,809
F5 Networks, Inc. (a)	25,900	2,578,604

		11,675,413

Computers & Peripherals—0.9%
NetApp, Inc. (a)	218,500	6,952,670

Diversified Financial Services—1.6%
IntercontinentalExchange, Inc. (a)	90,700	12,333,386

Electrical Equipment—1.3%
AMETEK, Inc.	202,900	$10,126,739

Energy Equipment & Services—0.7%
Superior Energy Services, Inc. (a)	260,900	5,278,007

Food & Staples Retailing—2.0%
Whole Foods Market, Inc.	162,500	15,489,500

Food Products—4.4%
Flowers Foods, Inc. (b)	483,900	11,240,997
Green Mountain Coffee Roasters, Inc. (a) (b)	230,200	5,013,756
The Hain Celestial Group, Inc. (a)	140,900	7,755,136
The Hershey Co.	145,100	10,451,553

		34,461,442

Health Care Equipment & Supplies—4.8%
Boston Scientific Corp. (a)	2,788,300	15,809,661
DENTSPLY International, Inc. (b)	167,700	6,340,737
Hologic, Inc. (a)	818,400	14,763,936

		36,914,334

Health Care Providers & Services—0.6%
Humana, Inc.	60,200	4,661,888

Hotels, Restaurants & Leisure—2.0%
Brinker International, Inc.	248,500	7,919,695
Starwood Hotels & Resorts Worldwide, Inc.	144,200	7,648,368

		15,568,063

Insurance—1.1%
RenaissanceRe Holdings, Ltd.	112,700	8,566,327

Internet & Catalog Retail—1.1%
priceline.com, Inc. (a)	12,200	8,107,144

Internet Software & Services—0.6%
Rackspace Hosting, Inc. (a)	107,400	4,719,156

IT Services—6.2%
Alliance Data Systems Corp. (a) (b)	93,200	12,582,000
Gartner, Inc. (Class A) (a)	212,100	9,130,905
Genpact, Ltd. (a)	486,600	8,092,158
MAXIMUS, Inc.	100,274	5,189,179
Teradata Corp. (a)	182,100	13,113,021

		48,107,263

Machinery—3.5%
CNH Global NV (a)	285,400	11,090,644
Navistar International Corp. (a) (b)	211,000	5,986,070
Terex Corp. (b)	365,500	6,516,865
Timken Co.	83,600	3,828,044

		27,421,623

Media—2.2%
AMC Networks, Inc. (a)	97,300	3,459,015

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
CBS Corp. (Class B)	421,400	$13,813,492

		17,272,507

Metals & Mining—0.8%
Globe Specialty Metals, Inc. (b)	455,500	6,117,365

Multiline Retail—3.4%
Dollar General Corp. (a)	145,700	7,924,623
Dollar Tree, Inc. (a)	154,600	8,317,480
Macy’s, Inc.	301,100	10,342,785

		26,584,888

Oil, Gas & Consumable Fuels—4.8%
Cabot Oil & Gas Corp.	177,300	6,985,620
Consol Energy, Inc. (b)	271,700	8,216,208
Plains Exploration & Production Co. (a)	328,400	11,553,112
Range Resources Corp.	105,800	6,545,846
SandRidge Energy, Inc. (a) (b)	622,900	4,167,201

		37,467,987

Paper & Forest Products—1.0%
International Paper Co.	271,400	7,846,174

Pharmaceuticals—10.0%
Elan Corp. plc (ADR) (a)	704,490	10,278,509
Endo Pharmaceuticals Holdings, Inc. (a)	236,200	7,317,476
Jazz Pharmaceuticals plc (a) (b)	322,711	14,525,222
Teva Pharmaceutical Industries, Ltd. (ADR)	584,600	23,056,624
Viropharma, Inc. (a) (b)	586,885	13,909,175
Warner Chilcott plc (a)	494,600	8,863,232

		77,950,238

Professional Services—3.4%
IHS, Inc. (a)	146,500	15,782,445
Robert Half International, Inc. (b)	364,400	10,410,908

		26,193,353

Real Estate Investment Trusts—0.9%
DuPont Fabros Technology, Inc.	242,000	6,911,520

Semiconductors & Semiconductor Equipment—5.9%
Analog Devices, Inc.	316,300	11,915,021
Avago Technologies, Ltd.	274,700	9,861,730
Broadcom Corp.	324,000	10,951,200
ON Semiconductor Corp. (a)	1,128,700	8,013,770
Xilinx, Inc.	155,900	5,233,563

		45,975,284

Software—4.8%
Citrix Systems, Inc. (a)	52,000	4,364,880
Intuit, Inc.	254,800	15,122,380
QLIK Technologies, Inc. (a)	227,900	5,041,148
Sourcefire, Inc. (a) (b)	40,392	2,076,149
TiVo, Inc. (a) (b)	1,331,600	11,012,332

		37,616,889

Specialty Retail—6.1%
Dick’s Sporting Goods, Inc. (b)	122,600	$5,884,800
Express, Inc. (a)	435,480	7,912,671
GameStop Corp. (b)	367,400	6,745,464
Limited Brands, Inc.	216,200	9,194,986
The Gap, Inc.	193,700	5,299,632
TJX Cos., Inc.	284,100	12,196,413

		47,233,966

Textiles, Apparel & Luxury Goods—1.6%
Fossil, Inc. (a)	86,500	6,620,710
Wolverine World Wide, Inc.	158,000	6,127,240

		12,747,950

Total Common Stock (Identified Cost $706,282,570)		751,147,873

Mutual Funds—0.6%

Exchange Traded Funds—0.6%
iShares Cohen & Steers Realty Majors Index (b)	54,100	4,254,424

Total Mutual Funds (Identified Cost $4,249,858)		4,254,424

Short Term Investments—16.5%

Mutual Funds—14.6%
State Street Navigator Securities Lending Prime Portfolio (c)	113,453,675	113,453,675

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $15,220,013 on 07/02/12, collateralized by $15,560,000 U.S. Treasury Bill due 06/27/13 with a value of $15,528,880.	$15,220,000	15,220,000

Total Short Term Investments (Identified Cost $128,673,675)		128,673,675

Total Investments—113.7% (Identified Cost $839,206,103) (d)		884,075,972
Liabilities in excess of other assets		(106,307,775)

Net Assets—100.0%		$777,768,197

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $113,682,823 and the collateral received consisted of cash in the amount of $113,453,675. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $839,206,103. The aggregate unrealized appreciation and depreciation of investments was $101,834,340 and $(56,964,471), respectively, resulting in net unrealized appreciation of $44,869,869 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Options Written

Call Options Written	Counterparty	Strike Price	Expiration Date	Contracts	Premiums Received	Valuation as of June 30, 2012	Unrealized Appreciation
Cubist Pharmaceuticals, Inc.	UBS Securities, LLC	$43.00	7/21/2012	(575)	($56,432)	($5,750)	$50,682
Cubist Pharmaceuticals, Inc.	UBS Securities, LLC	41.00	8/18/2012	(386)	(28,944)	(22,195)	6,749

Total Options Written					($85,376)	($27,945)	$57,431

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$751,147,873	$—	$—	$751,147,873
Total Mutual Funds*	4,254,424	—	—	4,254,424
Short Term Investments
Mutual Funds	113,453,675	—	—	113,453,675
Repurchase Agreement	—	15,220,000	—	15,220,000
Total Short Term Investments	113,453,675	15,220,000	—	128,673,675
Total Investments	$868,855,972	$15,220,000	$—	$884,075,972

Written Options
Call Options Written	$(27,945)	$—	$—	$(27,945)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$884,075,972
Cash		29,397
Receivable for:
Securities sold		22,196,667
Fund shares sold		514,229
Interest and dividends		208,712

Total Assets		907,024,977
Liabilities
Payable for:
Securities purchased	$14,382,775
Fund shares redeemed	740,911
Collateral for securities loaned	113,453,675
Options written, at fair value (c)	27,945
Accrued expenses:
Management fees	454,663
Distribution and service fees	26,553
Deferred trustees’ fees	29,850
Other expenses	140,408

Total Liabilities		129,256,780

Net Assets		$777,768,197

Net assets consists of:
Paid in surplus		$709,311,657
Undistributed net investment income		52,048
Accumulated net realized gains		23,477,192
Unrealized appreciation on investments		44,927,300

Net Assets		$777,768,197

Net Assets
Class A		$575,809,319
Class B		83,004,616
Class D		108,220,780
Class E		10,733,482
Capital Shares Outstanding (d)
Class A		20,903,392
Class B		3,184,352
Class D		3,966,230
Class E		393,965
Net Asset Value, Offering and Redemption Price Per Share
Class A		$27.55
Class B		26.07
Class D		27.29
Class E		27.24

(a)	Identified cost of investments was $839,206,103.
(b)	Includes securities on loan with a value of $113,682,823.
(c)	Premiums received on written options were $85,376.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$3,010,899
Interest (b)		255,403

		3,266,302
Expenses
Management fees	$2,980,461
Distribution and service fees—Class B	107,331
Distribution and service fees—Class D	58,746
Distribution and service fees—Class E	8,511
Trustees’ fees and expenses	24,776
Custodian and accounting	35,262
Audit and tax services	15,695
Legal	5,863
Shareholder reporting	97,328
Insurance	5,232
Miscellaneous	10,310

Total expenses	3,349,515
Less broker commission recapture	(65,336)	3,284,179

Net Investment Loss		(17,877)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	45,870,421
Foreign currency transactions	98
Written options	514,343	46,384,862

Net change in unrealized appreciation (depreciation) on:
Investments	(822,724)
Foreign currency transactions	(81)
Written options	57,431	(765,374)

Net realized and unrealized gain		45,619,488

Net Increase in Net Assets From Operations		$45,601,611

(a)	Net of foreign taxes of $82,653.
(b)	Includes net income on securities loaned of $254,538.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(17,877)	$357,118
Net realized gain	46,384,862	60,677,833
Net change in unrealized depreciation	(765,374)	(84,400,437)

Increase (decrease) in net assets from operations	45,601,611	(23,365,486)

From Distributions to Shareholders
Net investment income
Class A	0	(1,880,336)
Class B	0	(79,305)
Class D	0	(290,793)
Class E	0	(22,200)

Total distributions	0	(2,272,634)

Decrease in net assets from capital share transactions	(41,957,341)	(90,146,946)

Total increase (decrease) in net assets	3,644,270	(115,785,066)

Net Assets
Beginning of the period	774,123,927	889,908,993

End of the period	$777,768,197	$774,123,927

Undistributed Net Investment Income
End of the period	$52,048	$69,925

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	340,630	$9,650,819	718,441	$19,464,512
Reinvestments	0	0	64,616	1,880,336
Redemptions	(1,242,801)	(35,367,335)	(2,900,125)	(78,642,246)

Net decrease	(902,171)	$(25,716,516)	(2,117,068)	$(57,297,398)

Class B
Sales	179,445	$4,779,696	582,587	$14,862,465
Reinvestments	0	0	2,871	79,305
Redemptions	(280,533)	(7,600,148)	(565,496)	(14,586,115)

Net increase (decrease)	(101,088)	$(2,820,452)	19,962	$355,655

Class D
Sales	110,188	$3,095,597	236,310	$6,378,084
Reinvestments	0	0	10,076	290,793
Redemptions	(556,194)	(15,676,466)	(1,379,014)	(37,285,541)

Net decrease	(446,006)	$(12,580,869)	(1,132,628)	$(30,616,664)

Class E
Sales	19,914	$559,513	84,524	$2,312,904
Reinvestments	0	0	770	22,200
Redemptions	(49,608)	(1,399,017)	(180,853)	(4,923,643)

Net decrease	(29,694)	$(839,504)	(95,559)	$(2,588,539)

Decrease derived from capital share transactions		$(41,957,341)		$(90,146,946)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.06		$26.94	$23.38	$15.68	$28.89	$23.96

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.01		0.02	0.10	0.02	0.04	(0.06)
Net realized and unrealized gain (loss) on investments	1.48		(0.82)	3.48	7.72	(13.25)	4.99

Total from investment operations	1.49		(0.80)	3.58	7.74	(13.21)	4.93

Less Distributions
Distributions from net investment income	0.00		(0.08)	(0.02)	(0.04)	0.00	0.00

Total distributions	0.00		(0.08)	(0.02)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$27.55		$26.06	$26.94	$23.38	$15.68	$28.89

Total Return (%) (f)	5.72	(b)	(3.00)	15.30	49.44	(45.73)	20.58

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	(c)	0.77	0.77	0.79	0.77	0.76
Ratio of net investment income (loss) to average net assets (%)	0.04	(c)	0.09	0.40	0.11	0.16	(0.24)
Portfolio turnover rate (%)	88	(c)	111	91	55	48	49
Net assets, end of period (in millions)	$575.81		$568.16	$644.56	$622.76	$457.84	$937.66

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.69		$25.54	$22.21	$14.90	$27.51	$22.88

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.03)		(0.04)	0.04	(0.02)	(0.02)	(0.12)
Net realized and unrealized gain (loss) on investments	1.41		(0.79)	3.29	7.33	(12.59)	4.75

Total from investment operations	1.38		(0.83)	3.33	7.31	(12.61)	4.63

Less Distributions
Distributions from net investment income	0.00		(0.02)	0.00	0.00	0.00	0.00

Total distributions	0.00		(0.02)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$26.07		$24.69	$25.54	$22.21	$14.90	$27.51

Total Return (%) (f)	5.59	(b)	(3.24)	14.99	49.06	(45.84)	20.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	(c)	1.02	1.02	1.04	1.02	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.21	)(c)	(0.15)	0.18	(0.13)	(0.11)	(0.48)
Portfolio turnover rate (%)	88	(c)	111	91	55	48	49
Net assets, end of period (in millions)	$83.00		$81.11	$83.41	$67.64	$32.05	$45.24

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$25.82		$26.71	$23.19	$15.54	$28.66	$23.80

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)	0.07	0.00 (d)	0.01	(0.09)
Net realized and unrealized gain (loss) on investments	1.48		(0.82)	3.45	7.66	(13.13)	4.95

Total from investment operations	1.47		(0.83)	3.52	7.66	(13.12)	4.86

Less Distributions
Distributions from net investment income	0.00		(0.06)	0.00	(0.01)	0.00	0.00

Total distributions	0.00		(0.06)	0.00	(0.01)	0.00	0.00

Net Asset Value, End of Period	$27.29		$25.82	$26.71	$23.19	$15.54	$28.66

Total Return (%) (f)	5.69	(b)	(3.14)	15.18	49.24	(45.74)	20.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	(c)	0.87	0.87	0.89	0.87	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.06	)(c)	(0.03)	0.29	0.01	0.06	(0.34)
Portfolio turnover rate (%)	88	(c)	111	91	55	48	49
Net assets, end of period (in millions)	$108.22		$113.93	$148.09	$152.33	$117.94	$268.93

	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$25.79		$26.68	$23.16	$15.53	$28.64	$23.79

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.02)		(0.02)	0.05	(0.01)	0.00 (d)	(0.10)
Net realized and unrealized gain (loss) on investments	1.47		(0.82)	3.47	7.64	(13.11)	4.95

Total from investment operations	1.45		(0.84)	3.52	7.63	(13.11)	4.85

Less Distributions
Distributions from net investment income	0.00		(0.05)	0.00	0.00	0.00	0.00

Total distributions	0.00		(0.05)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$27.24		$25.79	$26.68	$23.16	$15.53	$28.64

Total Return (%) (f)	5.66	(b)	(3.19)	15.20	49.17	(45.78)	20.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	(c)	0.92	0.92	0.94	0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.11	)(c)	(0.07)	0.23	(0.03)	0.00 (e)	(0.39)
Portfolio turnover rate (%)	88	(c)	111	91	55	48	49
Net assets, end of period (in millions)	$10.73		$10.93	$13.85	$14.99	$10.99	$20.17

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net investment income for the period was less than $0.01.
(e)	Ratio of net investment income to average net assets was less than 0.01%.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Aggressive Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and asked prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

MSF-12

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and partnership adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$2,980,461	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-13

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,325,706,782	$0	$681,560,365

Options Written - The Portfolio transactions in options written during the six months ended June 30, 2012 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2011	0	$0
Options written	4,460	694,830
Options bought back	(2,937)	(554,611)
Options exercised	(2)	(538)
Options expired	(560)	(54,305)

Options outstanding June 30, 2012	961	$85,376

5. Derivative Instruments

Options - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary

MSF-14

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. A risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

A risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

During the six months ended June 30, 2012, the Portfolio entered into written options contracts which were subject to equity price risk. For the six months ended June 30, 2012, the Portfolio had realized gains in the amount of $514,343 which is shown under net realized gain on written options in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $57,431 which is shown under net change in unrealized appreciation on written options in the Statement of Operations. The average notional amount of written options contracts open during the six-month period was $(101,025).

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$2,272,634	$415,531	$—	$—	$—	$—	$2,272,634	$415,531

MSF-15

Metropolitan Series Fund

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$94,657	$—	$44,826,911	$(22,041,906)	$—	$22,879,662

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $22,041,906.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-20

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 3.40%, 3.29%, and 3.34%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 2.37% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Risk assets received investor support at the start of 2012 as the European Central Bank’s second phase of its Long-Term Refinancing Operation (“LTRO”) helped increase confidence. During the first quarter, markets fell victim to rising oil prices and rising U.S. Treasury rates, forcing profit taking. However, these factors were ultimately not large enough to overturn the rally in the global markets seen since the start of the fourth quarter of 2011.

During the second quarter, the majority of risk assets suffered, yielding negative returns. In the month of May, asset prices swung violently eroding investors confidence. However, in June as the financial markets navigated through the Greek elections, a U.S. Federal Open Market Committee rate decision/extension of Operation Twist and an European Union summit, the markets performed positively, but not enough to offset May’s results.

U.S. financial markets continued to be subjected to the fiscal instability concerns plaguing European periphery nations. Additionally, the U.S. economic recovery remained fragile as U.S. fiscal issues loomed and jobs growth slowed, creating an environment unsupportive of meaningful Gross Domestic Product (“GDP”) growth. As such, we remained risk-aware from a credit and interest rate perspective as a safeguard against near-term volatility.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Throughout the six month period, the Portfolio was overweight relative to its benchmark index in Non-Government spread sectors (securities driven by movements in credit risk) and underweight in Government-Owned/Government-Related sectors. Despite experiencing volatility throughout the period, exposure to spread sectors was the primary contributor to outperformance for the Portfolio.

The strategy’s overweight to Commercial Mortgage-Backed Securities (“CMBS”) and out-of-index allocations to High Yield bonds and Non-Agency Mortgage-Backed Securities (“MBS”) contributed the most to relative outperformance over the period. Additionally, the Portfolio benefited from active trading of Agency MBS as the sector continued to be supported by monetary policy operations and demand from financial institutions seeking relative safety and an alternative to U.S. Treasuries.

Duration management was a slight detractor from performance as the Portfolio maintained a short bias while European sovereign debt concerns dominated financial markets and U.S. Treasury yields reached new lows. However, the Portfolio’s yield curve flattening bias more than offset the short duration stance as long end bonds rallied significantly.

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a short duration bias which had a negative effect on performance during the period. However, the Portfolio held a yield curve flattening bias expressed by a combination of long dated Treasury securities and short intermediate Treasury futures. The net effect of our yield curve positioning was a positive to performance.

The Portfolio maintained a short duration bias for most of the period. The Portfolio slightly reduced risk by decreasing its net exposure to Corporate Credit and increasing short-dated U.S. Treasury positions. Exposure to Agency MBS was actively traded throughout the period seeking to capitalize on mixed prepayment activity. Toward period end the Portfolio reduced exposure to Agency MBS and employed a barbell strategy with the goal of underweighting middle coupon stack mortgages that tend to be more susceptible to refinancing risk. The Portfolio increased exposure to high-quality CMBS and Auto Loan Asset-Backed Securities (“ABS”) with attractive credit enhancements during the reporting period.

At period end, the Portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in Government-Owned/Government-Related sectors in favor of Non-Government spread sectors. Within spread sectors, the Portfolio was overweight in CMBS and ABS, but underweight Investment Grade Corporate Credit. Within the Government sectors, the Portfolio was underweight in U.S. Treasuries, Agency Debentures, and Agency MBS. The Portfolio also held out-of-index allocations to Non-Agency Residential MBS and High Yield Corporate Credit. The Portfolio ended the period with a shorter duration relative to the benchmark index.

Rick Rieder

Bob Miller

Matthew Marra

Eric Pellicciaro

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	3.40	7.68	5.96	5.28
Class B	3.29	7.41	5.70	5.02
Class E	3.34	7.53	5.81	5.12
Barclays U.S. Aggregate Bond Index	2.37	7.47	6.79	5.63

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pool	22.0
U.S. Treasury Notes	21.5
U.S. Treasury Bonds	6.0
Fannie Mae 15 Yr. Pool	4.3
Ginnie Mae 30 Yr. TBA	4.2
Santander Drive Auto Receivables Trust	2.4
Deutsche Bundesrepublik Inflation Linked Bond	1.3
SLM Student Loan Trust	1.2
Freddie Mac 30 Yr. Gold Pool	1.2
JPMorgan Chase Commercial Mortgage Securities	1.0

Top Sectors

% of Net Assets
Agency Sponsored Mortgage-Backed	38.0
U.S. Treasuries	28.2
Corporate	26.1
Commercial Mortgage-Backed	9.3
Asset-Backed	7.6
Foreign Government	3.1
Federal Agencies	0.6
Municipal	0.1

MSF-2

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.36%	$1,000.00	$1,034.00	$1.82
	Hypothetical*	0.36%	$1,000.00	$1,023.05	$1.81

Class B(a)	Actual	0.61%	$1,000.00	$1,032.90	$3.08
	Hypothetical*	0.61%	$1,000.00	$1,021.79	$3.07

Class E(a)	Actual	0.51%	$1,000.00	$1,033.40	$2.58
	Hypothetical*	0.51%	$1,000.00	$1,022.29	$2.56

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—66.8% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—38.0%
Fannie Mae 15 Yr.
4.500%, TBA	$12,900,000	$13,825,173
Fannie Mae 15 Yr. Pool
3.500%, 11/01/26	18,805,505	19,891,280
3.500%, 01/01/27	9,311,084	9,848,679
3.500%, 03/01/27	578,275	611,664
3.500%, 04/01/27	4,448,927	4,705,796
3.500%, 05/01/27	11,652,131	12,324,890
3.500%, 06/01/27	16,247,709	17,185,803
3.500%, 07/01/27	5,140,958	5,437,782
4.000%, 02/01/25	13,806,712	14,692,097
4.000%, 09/01/25	4,284,547	4,559,303
4.000%, 10/01/25	7,108,777	7,564,642
4.000%, 01/01/26	2,022,885	2,152,607
4.000%, 07/01/26	6,125,233	6,521,855
4.000%, 08/01/26	2,890,226	3,077,374
4.500%, 12/01/20	5,444,752	5,859,416
4.500%, 02/01/25	2,996,611	3,214,059
4.500%, 04/01/25	529,684	568,121
4.500%, 07/01/25	2,318,111	2,486,324
4.500%, 06/01/26	48,178,272	51,674,314
Fannie Mae 30 Yr.
3.000%, TBA	20,000	20,509
5.000%, TBA	23,300,000	25,211,328
6.000%, TBA	123,400,000	135,585,744
Fannie Mae 30 Yr. Pool
3.500%, 02/01/42	793,945	838,335
3.500%, 03/01/42	5,639,305	5,954,602
3.500%, 04/01/42	13,034,566	13,764,607
3.500%, 05/01/42	92,542,475	97,787,107
3.500%, 06/01/42	39,254,000	41,399,648
4.000%, 01/01/41	70,605,784	76,011,420
4.000%, 04/01/41	8,595,818	9,318,822
4.000%, 11/01/41	2,499,654	2,697,404
4.000%, 12/01/41	53,432,027	57,766,736
4.000%, 02/01/42	12,339,275	13,199,570
4.000%, 03/01/42	1,645,558	1,759,650
4.000%, 04/01/42	1,674,029	1,792,937
4.000%, 05/01/42	58,565,883	62,739,045
4.000%, 06/01/42	33,657,926	35,992,416
4.000%, 07/01/42	737,200	789,761
4.500%, 01/01/41	1,019,756	1,113,769
4.500%, 03/01/41	10,546,835	11,519,177
4.500%, 04/01/41	19,993,637	21,836,906
4.500%, 05/01/41	206,284,908	222,770,187
4.500%, 06/01/41	2,890,296	3,156,761
5.000%, 09/01/33	6,051,468	6,585,014
5.000%, 07/01/34	20,086,177	21,853,111
5.000%, 08/01/34	4,890,464	5,334,040
5.000%, 03/01/35	8,616,995	9,398,092
5.000%, 05/01/35	749,720	815,345
5.000%, 07/01/35	8,858,047	9,660,802
5.000%, 12/01/35	3,726,454	4,055,009
5.500%, 11/01/32	6,787,164	7,465,917
5.500%, 12/01/32	1,140,829	1,254,918
5.500%, 01/01/33	5,449,757	5,994,762

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 12/01/33	$1,472,219	$1,619,448
5.500%, 09/01/34	9,938,823	10,920,335
5.500%, 08/01/37	11,845,405	13,022,605
5.500%, 08/01/41	1,700,000	1,853,531
6.000%, 02/01/34	1,084,197	1,220,872
6.000%, 08/01/34	860,833	969,351
6.000%, 04/01/35	13,060,577	14,707,011
6.000%, 06/01/36	2,589,054	2,887,115
6.000%, 02/01/38	908,920	1,001,628
6.000%, 04/01/38	1,040,117	1,146,208
6.000%, 05/01/38	15,400,000	16,954,438
6.000%, 10/01/38	5,381,262	5,930,145
6.000%, 09/01/39	3,130,902	3,450,250
6.000%, 04/01/40	12,578,887	13,861,919
6.000%, 10/01/40	1,053,669	1,161,142
6.500%, 05/01/40	31,834,195	35,941,767
Fannie Mae ARM Pool
3.085%, 03/01/41 (a)	2,096,888	2,195,382
3.152%, 03/01/41 (a)	2,728,331	2,848,092
3.311%, 12/01/40 (a)	4,271,766	4,501,898
3.332%, 06/01/41 (a)	7,571,849	7,968,072
3.481%, 09/01/41 (a)	5,526,539	5,821,020
5.027%, 08/01/38 (a)	2,810,597	3,005,003
Fannie Mae REMICS
5.000%, 04/25/35	670,230	729,213
FHLMC Multifamily Structured Pass-Through Certificates
1.560%, 12/25/18 (a) (b)	25,048,878	2,066,633
1.880%, 08/25/16 (a) (b)	12,611,106	683,320
2.873%, 12/25/21	19,700,000	20,565,598
3.974%, 01/25/21 (a)	8,580,000	9,622,564
Freddie Mac 30 Yr.
4.500%, TBA	2,000,000	2,135,000
Freddie Mac 30 Yr. Gold Pool 5.000%, 03/01/38	42,000,193	45,201,126
5.500%, 04/01/38	135,023	146,797
5.500%, 01/01/40	787,570	856,979
Freddie Mac ARM Non-Gold Pool 3.039%, 02/01/41 (a)	3,300,333	3,455,593
Freddie Mac Multi-Family Mortgage Trust (144A) 3.740%, 04/25/45	3,990,000	3,355,269
4.162%, 11/25/44 (a)	1,645,000	1,428,171
Ginnie Mae 30 Yr. 4.000%, TBA	31,800,000	34,726,592
4.500%, TBA	58,800,000	64,284,935
5.000%, TBA	63,200,000	69,539,750
Ginnie Mae I 15 Yr. Pool 7.500%, 12/15/14	48,168	49,919
Ginnie Mae I 30 Yr. Pool 5.500%, 04/15/33	129,833	145,007
6.500%, 04/15/33	106,653	122,855
8.000%, 11/15/29	10,391	11,005
8.500%, 01/15/17	6,667	6,910
8.500%, 03/15/17	1,775	1,781

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
8.500%, 05/15/17	$4,031	$4,525
8.500%, 11/15/21	3,416	3,430
8.500%, 05/15/22	1,745	2,009
9.000%, 10/15/16	2,446	2,457
Ginnie Mae II 30 Yr. Pool
5.000%, 10/20/33	3,778,466	4,200,571

		1,517,979,871

Federal Agencies—0.6%
Federal National Mortgage Association Zero Coupon, 10/09/19	7,275,000	5,896,904
5.125%, 01/02/14	7,095,000	7,573,366
5.250%, 08/01/12	3,100,000	3,112,437
Tennessee Valley Authority 5.250%, 09/15/39	4,590,000	5,984,722

		22,567,429

U.S. Treasury—28.2%
U.S. Treasury Bonds 3.000%, 05/15/42 (c)	162,897,000	170,609,196
3.125%, 02/15/42 (d)	64,682,000	69,472,478
U.S. Treasury Inflation Protected Bonds (TIPS) 0.750%, 02/15/42	13,887,566	14,567,835
2.125%, 02/15/41	10,122,049	14,446,067
U.S. Treasury Notes 0.125%, 09/30/13 (c)	78,180,000	78,030,363
0.250%, 05/31/14	4,680,000	4,674,150
0.375%, 06/15/15	68,475,000	68,416,180
0.500%, 08/15/14	14,695,000	14,744,361
0.625%, 01/31/13	1,500,000	1,503,809
0.625%, 05/31/17	109,345,000	108,841,029
0.750%, 06/30/17	191,090,000	191,284,147
0.875%, 12/31/16	58,680,000	59,207,181
1.000%, 06/30/19	46,360,000	45,990,557
1.125%, 05/31/19	46,595,000	46,667,781
1.750%, 05/15/22 (c)	234,393,200	236,297,645
2.500%, 04/30/15 (c)	4,180,000	4,424,597

		1,129,177,376

Total U.S. Treasury & Government Agencies (Identified Cost $2,640,937,281)		2,669,724,676

Corporate Bonds & Notes—26.0%

Aerospace & Defense—0.2%
Sequa Corp. (144A) 11.750%, 12/01/15	2,930,000	3,091,150
United Technologies Corp. 3.100%, 06/01/22	1,840,000	1,928,066
4.500%, 06/01/42	1,660,000	1,823,352

		6,842,568

Auto Components—0.0%
BorgWarner, Inc. 4.625%, 09/15/20	$1,605,000	$1,748,110

Biotechnology—0.1%
Amgen, Inc. 5.150%, 11/15/41	1,870,000	1,952,121

Capital Markets—0.4%
Capital One Capital V 10.250%, 08/15/39	2,075,000	2,116,500
Credit Suisse AG 5.400%, 01/14/20	1,340,000	1,393,691
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (e)	4,775,000	478
State Street Capital Trust IV 1.468%, 06/01/77 (a)	420,000	303,187
The Goldman Sachs Group, Inc. 5.750%, 01/24/22	12,585,000	13,284,776

		17,098,632

Chemicals—0.1%
The Dow Chemical Co. 4.125%, 11/15/21 (f)	3,410,000	3,657,576

Commercial Banks—2.4%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR)	880,000	1,104,697
Bank of Scotland plc (144A) 5.250%, 02/21/17	4,635,000	5,099,098
Caisse Centrale Desjardins du Quebec (144A) 2.550%, 03/24/16	8,820,000	9,282,644
Canadian Imperial Bank of Commerce (144A) 2.600%, 07/02/15 (f)	3,170,000	3,334,013
CIT Group, Inc. (144A) 7.000%, 05/02/16 (f)	150,000	150,375
7.000%, 05/02/17 (f)	406,946	407,709
Commerzbank AG 6.375%, 03/22/19 (EUR)	2,300,000	2,503,157
Discover Bank 7.000%, 04/15/20	2,780,000	3,235,561
8.700%, 11/18/19	2,855,000	3,547,046
Fifth Third Capital Trust IV 6.500%, 04/15/67 (a)	3,870,000	3,845,813
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (a)	13,340,000	13,540,100
HSBC Bank plc (144A) 3.100%, 05/24/16	6,615,000	6,830,669
HSBC Holdings plc 6.100%, 01/14/42 (f)	2,995,000	3,667,902
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	8,225,000	9,172,298
6.000%, 10/01/17	10,295,000	11,526,508
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13 (f)	3,785,000	3,822,366

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Sparebank 1 Boligkreditt AS (144A) 2.300%, 06/30/18	$4,845,000	$4,866,027
Wells Fargo & Co. 3.500%, 03/08/22	10,940,000	11,256,855

		97,192,838

Construction Materials—0.0%
Lafarge S.A. 7.125%, 07/15/36 (f)	722,000	714,780

Consumer Finance—0.6%
Capital One Capital VI 8.875%, 05/15/40 (f)	6,620,000	6,727,575
Ford Motor Credit Co., LLC 6.625%, 08/15/17	5,020,000	5,710,120
SLM Corp. 6.000%, 01/25/17	8,440,000	8,718,739
6.250%, 01/25/16	3,996,000	4,195,800

		25,352,234

Containers & Packaging—0.4%
Reynolds Group Issuer, Inc. (144A) 6.875%, 02/15/21 (f)	8,495,000	8,834,800
7.875%, 08/15/19 (f)	6,110,000	6,614,075

		15,448,875

Diversified Financial Services—3.6%
Bank of America Corp. 3.875%, 03/22/17 (f)	5,675,000	5,781,106
5.700%, 01/24/22 (f)	15,505,000	17,075,563
6.500%, 08/01/16 (f)	3,075,000	3,376,762
7.625%, 06/01/19	3,375,000	3,968,598
BP Capital Markets plc 3.125%, 10/01/15	2,000,000	2,126,260
Citigroup, Inc. 4.450%, 01/10/17 (f)	2,290,000	2,400,476
4.587%, 12/15/15	21,520,000	22,511,556
General Electric Capital Corp. 2.125%, 12/21/12	3,560,000	3,590,687
JPMorgan Chase & Co. 3.150%, 07/05/16	9,614,000	9,887,076
JPMorgan Chase Capital XXV 6.800%, 10/01/37	2,040,000	2,039,990
Level 3 Financing, Inc. 8.125%, 07/01/19	5,270,000	5,408,338
Newcrest Finance Pty, Ltd. (144A) 4.450%, 11/15/21	3,775,000	3,873,735
Petrobras International Finance Co. 3.875%, 01/27/16	8,145,000	8,409,224
5.750%, 01/20/20	8,660,000	9,472,984
Sprint Capital Corp. 6.875%, 11/15/28 (f)	4,273,000	3,439,765
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (a)	5,050,000	4,652,176

Diversified Financial Services—(Continued)
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21 (f)	$2,000,000	$2,103,556
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	2,850,000	2,999,320
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	4,800,000	5,048,534
Tiers Trust (144A) 2.216%, 05/12/14 (a)	21,548,000	21,548,000
Virgin Media Secured Finance plc 6.500%, 01/15/18 (f)	3,110,000	3,382,125

		143,095,831

Diversified Telecommunication Services—0.9%
CCH II, LLC 13.500%, 11/30/16	11,930,000	13,301,950
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19 (f)	2,216,000	2,326,800
7.250%, 10/15/20 (f)	1,330,000	1,399,825
11.250%, 06/15/16 (f)	1,127,000	1,180,532
Verizon Communications, Inc. 3.500%, 11/01/21	5,030,000	5,355,280
6.100%, 04/15/18	2,113,000	2,574,262
6.400%, 02/15/38	6,149,000	7,984,919

		34,123,568

Electric Utilities—1.4%
Alabama Power Co. 3.950%, 06/01/21	4,350,000	4,756,155
Duke Energy Carolinas, LLC 4.250%, 12/15/41	3,680,000	3,967,084
Energy Future Intermediate Co., LLC 10.000%, 12/01/20 (f)	18,170,000	19,759,875
Exelon Generation Co., LLC (144A) 4.250%, 06/15/22	1,916,258	1,922,406
Florida Power & Light Co. 5.950%, 02/01/38	3,735,000	4,961,832
Florida Power Corp. 6.400%, 06/15/38	1,300,000	1,772,981
Georgia Power Co. 3.000%, 04/15/16	4,900,000	5,239,580
Jersey Central Power & Light Co. 7.350%, 02/01/19 (f)	2,335,000	2,959,036
PacifiCorp. 4.100%, 02/01/42 (f)	2,700,000	2,790,812
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,450,584
The Cleveland Electric Illuminating Co. 5.950%, 12/15/36	2,527,000	2,856,890
8.875%, 11/15/18	1,390,000	1,857,624
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15	1,525,000	1,601,582

		55,896,441

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Energy Equipment & Services—0.9%
Ensco plc 3.250%, 03/15/16 (f)	$1,020,000	$1,071,086
4.700%, 03/15/21	3,547,000	3,863,531
Transocean, Inc. 5.050%, 12/15/16	8,600,000	9,327,938
6.000%, 03/15/18	6,630,000	7,405,743
6.500%, 11/15/20	11,111,000	12,603,085

		34,271,383

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc. 6.500%, 08/15/37	3,000,000	4,231,260

Food Products—0.4%
Kraft Foods Group, Inc. (144A) 3.500%, 06/06/22	5,385,000	5,525,882
5.000%, 06/04/42	1,376,000	1,456,325
Kraft Foods, Inc. 6.500%, 08/11/17	1,540,000	1,868,462
6.500%, 02/09/40	6,540,000	8,401,219

		17,251,888

Gas Utilities—0.2%
Boston Gas Co. (144A) 4.487%, 02/15/42 (f)	2,800,000	2,956,433
KeySpan Gas East Corp. (144A) 5.819%, 04/01/41	3,630,000	4,636,160

		7,592,593

Health Care Equipment & Supplies—0.4%
Boston Scientific Corp. 6.250%, 11/15/15 (a)	12,319,000	13,797,243

Health Care Providers & Services—0.6%
HCA, Inc. 6.500%, 02/15/20	3,429,000	3,716,179
7.250%, 09/15/20	8,300,000	9,130,000
Tenet Healthcare Corp. 6.250%, 11/01/18 (f)	4,710,000	4,980,825
8.875%, 07/01/19 (f)	4,475,000	5,023,187
UnitedHealth Group, Inc. 3.375%, 11/15/21	1,560,000	1,640,679

		24,490,870

Hotels, Restaurants & Leisure—0.5%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	3,100,000	3,382,875
MGM Resorts International 10.375%, 05/15/14	3,990,000	4,498,725
11.125%, 11/15/17	5,410,000	6,072,725
Wyndham Worldwide Corp. 4.250%, 03/01/22	7,015,000	7,063,691

		21,018,016

Insurance—1.8%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (a)	$5,500,000	$6,268,898
American International Group, Inc. 4.875%, 06/01/22	11,543,000	11,811,052
5.450%, 05/18/17	3,540,000	3,842,971
8.175%, 05/15/58 (a) (f)	2,770,000	3,005,450
AXA S.A. 5.250%, 04/16/40 (EUR)	4,150,000	4,186,070
Fairfax Financial Holdings, Ltd. (144A) 5.800%, 05/15/21	2,709,000	2,651,951
Hartford Financial Services Group, Inc. 6.000%, 01/15/19	3,420,000	3,663,425
ING Verzekeringen NV 2.507%, 06/21/21 (EUR) (a)	880,000	1,043,591
Lincoln National Corp. 7.000%, 06/15/40	2,665,000	3,143,357
Manulife Financial Corp.
3.400%, 09/17/15	4,510,000	4,634,810
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (a)	3,100,000	3,843,841
Prudential Financial, Inc. 4.500%, 11/15/20 (f)	2,500,000	2,649,988
4.750%, 09/17/15	8,550,000	9,205,033
5.375%, 06/21/20 (f)	3,000,000	3,319,755
7.375%, 06/15/19	3,860,000	4,711,049
XL Group plc 6.500%, 12/29/49 (a) (f)	5,615,000	4,562,187

		72,543,428

IT Services—0.0%
First Data Corp. (144A) 7.375%, 06/15/19	1,245,000	1,269,900
8.250%, 01/15/21 (f)	415,000	415,000

		1,684,900

Life Sciences Tools & Services—0.1%
Life Technologies Corp. 6.000%, 03/01/20	2,250,000	2,639,626

Media—2.5%
CBS Corp. 4.625%, 05/15/18 (f)	1,525,000	1,664,002
5.750%, 04/15/20 (f)	1,540,000	1,791,140
8.875%, 05/15/19	2,705,000	3,577,054
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/17	9,588,000	10,448,373
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	3,302,590
Comcast Corp. 4.650%, 07/15/42	6,822,000	6,825,125
5.875%, 02/15/18	2,684,000	3,173,768
6.950%, 08/15/37	958,000	1,230,471
COX Communications, Inc. (144A) 8.375%, 03/01/39	9,635,000	13,559,258

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
CSC Holdings, LLC 8.500%, 04/15/14 (f)	$2,710,000	$2,981,000
DIRECTV Holdings, LLC 5.150%, 03/15/42	2,176,000	2,190,033
6.375%, 03/01/41	4,774,000	5,465,939
NBCUniversal Media, LLC 4.375%, 04/01/21	1,990,000	2,189,251
5.150%, 04/30/20	21,753,000	24,973,988
News America, Inc. 6.650%, 11/15/37	295,000	344,356
QVC, Inc. (144A) 7.500%, 10/01/19	4,045,000	4,489,950
The Interpublic Group of Cos., Inc. 4.000%, 03/15/22 (f)	1,000,000	1,015,225
Time Warner Cable, Inc. 5.500%, 09/01/41 (a)	4,900,000	5,331,641
5.875%, 11/15/40	4,655,000	5,209,811
Time Warner, Inc. 4.700%, 01/15/21	1,230,000	1,370,621

		101,133,596

Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc. 2.150%, 03/01/17 (f)	1,785,000	1,759,915
Novelis, Inc. 8.750%, 12/15/20	7,985,000	8,603,838

		10,363,753

Multi-Utilities—0.5%
Dominion Resources, Inc. 1.950%, 08/15/16	6,100,000	6,216,114
MidAmerican Energy Holdings Co. 5.950%, 05/15/37 (f)	5,890,000	7,305,608
6.500%, 09/15/37	4,650,000	6,121,623

		19,643,345

Multiline Retail—0.6%
Dollar General Corp. 11.875%, 07/15/17 (g)	4,285,000	4,547,499
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	11,835,000	13,641,731
7.450%, 07/15/17	5,789,000	7,048,999

		25,238,229

Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp. 5.950%, 09/15/16	11,649,000	13,219,029
6.375%, 09/15/17	9,851,000	11,443,257
Consol Energy, Inc. 8.250%, 04/01/20 (f)	2,423,000	2,544,150
El Paso Pipeline Partners Operating Co., LLC 6.500%, 04/01/20	5,560,000	6,452,808
Energy Transfer Partners, L.P. 6.500%, 02/01/42	8,870,000	9,505,447

Oil, Gas & Consumable Fuels—(Continued)
Enterprise Products Operating, LLC 5.950%, 02/01/41	$2,000,000	$2,261,718
6.125%, 10/15/39	2,250,000	2,548,852
6.300%, 09/15/17	6,900,000	8,235,943
Kinder Morgan Energy Partners, L.P. 5.950%, 02/15/18 (f)	9,575,000	11,103,256
6.375%, 03/01/41	960,000	1,094,520
6.550%, 09/15/40	680,000	775,529
Laredo Petroleum, Inc. (144A) 7.375%, 05/01/22	3,500,000	3,640,000
Linn Energy, LLC (144A) 6.250%, 11/01/19 (f)	7,025,000	6,884,500
Marathon Petroleum Corp. 6.500%, 03/01/41	7,084,000	8,050,668
MEG Energy Corp. (144A) 6.500%, 03/15/21 (f)	7,455,000	7,613,419
OGX Petroleo e Gas Participacoes S.A. (144A) 8.500%, 06/01/18	1,385,000	1,232,650
Peabody Energy Corp. (144A) 6.250%, 11/15/21 (f)	3,670,000	3,633,300
Plains Exploration & Production Co. 10.000%, 03/01/16	1,060,000	1,155,400
Pride International, Inc. 6.875%, 08/15/20	1,450,000	1,779,108
Range Resources Corp. 5.750%, 06/01/21	1,060,000	1,107,700
7.250%, 05/01/18 (f)	13,740,000	14,564,400
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15 (f)	2,284,000	2,198,350
Valero Energy Corp. 6.625%, 06/15/37	2,280,000	2,556,534
Western Gas Partners, L.P. 4.000%, 07/01/22	3,515,000	3,515,000
5.375%, 06/01/21	5,918,000	6,550,575

		133,666,113

Paper & Forest Products—0.3%
International Paper Co. 4.750%, 02/15/22 (f)	6,255,000	6,827,570
6.000%, 11/15/41 (f)	4,330,000	4,881,729

		11,709,299

Real Estate Investment Trusts—0.6%
ERP Operating, L.P. 4.625%, 12/15/21	4,955,000	5,381,987
Hospitality Properties Trust 5.625%, 03/15/17 (f)	1,992,000	2,121,185
Ventas Realty, L.P. 4.750%, 06/01/21	2,635,000	2,737,338
Vornado Realty L.P. 5.000%, 01/15/22 (f)	11,935,000	12,620,511

		22,861,021

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Real Estate Management & Development—0.1%
Realogy Corp. (144A) 7.875%, 02/15/19 (f)	$4,118,000	$4,025,345

Road & Rail—0.2%
Penske Truck Leasing Co., L.P. (144A) 3.125%, 05/11/15	7,625,000	7,670,597

Software—0.1%
Oracle Corp. 5.375%, 07/15/40	4,100,000	5,023,443

Thrifts & Mortgage Finance—0.1%
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	2,925,000	3,168,287

Trading Companies & Distributors—0.2%
UR Financing Escrow Corp. (144A) 7.625%, 04/15/22	8,490,000	8,893,275

Wireless Telecommunication Services—1.1%
America Movil SAB de C.V. 2.375%, 09/08/16	7,975,000	8,181,560
Cricket Communications, Inc. 7.750%, 05/15/16 (f)	2,420,000	2,568,225
Crown Castle Towers, LLC (144A) 6.113%, 01/15/40	16,100,000	18,637,618
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (f)	270,000	280,125
SBA Tower Trust (144A) 5.101%, 04/15/42	3,780,000	4,141,024
Sprint Nextel Corp. (144A) 9.000%, 11/15/18 (f)	8,760,000	9,789,300

		43,597,852

Yankee—1.0%
Hydro Quebec 8.050%, 07/07/24	18,590,000	27,497,975
8.400%, 01/15/22	4,455,000	6,445,133
Nexen, Inc. 7.500%, 07/30/39	3,380,000	3,939,353

		37,882,461

Total Corporate Bonds & Notes (Identified Cost $1,006,967,226)		1,037,521,397

Mortgage-Backed Securities—9.3%

Collateralized-Mortgage Obligation—1.9%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	4,404,519	3,436,947
Bear Stearns Adjustable Rate Mortgage Trust 5.356%, 11/25/34 (a)	1,612,536	1,353,727
Countrywide Alternative Loan Trust 0.421%, 03/20/47 (a)	3,930,975	2,008,728
5.500%, 11/25/35	3,150,578	2,424,697

Collateralized-Mortgage Obligation—(Continued)
Countrywide Alternative Loan Trust
5.500%, 04/25/37	$2,396,650	$1,525,739
Countrywide Home Loan Mortgage Pass-Through Trust 3.576%, 04/25/46 (a)	1,482,006	788,129
6.000%, 04/25/36	2,334,749	1,860,501
6.250%, 09/25/36	2,798,461	2,077,435
Credit Suisse Mortgage Capital Certificates (144A) 2.703%, 03/27/37 (a)	2,970,002	2,800,692
4.736%, 08/27/46 (a)	5,494,082	4,808,009
5.175%, 05/27/36 (a)	5,551,767	5,210,500
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.379%, 08/25/37 (a)	33,489,953	20,722,612
GMAC Mortgage Corp. Loan Trust 5.280%, 04/19/36 (a)	4,875,182	3,895,037
GSR Mortgage Loan Trust 6.000%, 07/25/37	3,375,350	2,916,832
Indymac INDA Mortgage Loan Trust 5.470%, 09/25/36 (a)	8,406,945	6,355,651
JPMorgan Mortgage Trust 5.500%, 03/25/22	324,949	305,565
5.875%, 06/25/21	398,618	377,720
6.500%, 08/25/36	1,442,236	1,277,127
Merrill Lynch Mortgage Investors, Inc. 2.940%, 05/25/36 (a)	4,600,479	2,989,621
Residential Funding Mortgage Securities I 5.500%, 11/25/35	2,517,002	2,448,429
6.000%, 04/25/37	3,434,383	2,576,598
Structured Adjustable Rate Mortgage Loan Trust 5.711%, 04/25/47 (a)	3,354,400	2,241,410
Wells Fargo Mortgage Backed Securities Trust 2.620%, 07/25/36 (a)	3,409,736	3,343,580

		77,745,286

Commercial Mortgage-Backed Securities—7.4%
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,287,136
5.805%, 06/10/49 (a)	715,246	718,944
Banc of America Large Loan, Inc. (144A) 1.992%, 11/15/15 (a)	15,134,597	14,340,288
5.035%, 12/20/41 (a)	8,165,000	8,575,218
Banc of America Merill Lynch Commercial Mortgage, Inc. 5.482%, 01/15/49 (a)	630,000	643,985
Banc of America Re-Remic Trust (144A) 5.383%, 11/15/16	5,000,000	5,338,770
Bear Stearns Commercial Mortgage Securities 5.449%, 12/11/40 (a)	780,000	814,854

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates 2.452%, 05/15/45 (a)	$54,446,248	$7,513,506
5.167%, 06/10/44 (a)	7,050,000	7,514,024
5.347%, 12/10/46	5,320,000	5,436,205
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	9,365,677	9,505,310
4.829%, 11/15/37	9,110,000	9,759,479
Credit Suisse Mortgage Capital Certificates 5.448%, 01/15/49 (a)	754,413	762,552
CW Capital Cobalt, Ltd. 5.223%, 08/15/48	3,465,000	3,827,394
DBRR Trust 5.927%, 06/17/49 (a)	3,600,000	4,054,036
Extended Stay America Trust (144A) 4.221%, 11/05/27 (a)	17,440,000	17,607,302
4.860%, 11/05/27 (a)	2,120,000	2,143,273
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	4,146,075	4,194,079
Greenwich Capital Commercial Funding Corp. 4.799%, 08/10/42 (a)	10,480,000	11,295,616
6.071%, 07/10/38 (a)	1,850,000	1,642,097
GS Mortgage Securities Corp. II 5.979%, 08/10/45 (a)	16,995,000	18,861,289
JPMorgan Chase Commercial Mortgage Securities Corp. 2.066%, 06/15/45	25,360,000	2,893,880
5.115%, 07/15/41	8,220,000	8,724,470
5.447%, 06/12/47	4,536,634	4,783,345
5.481%, 12/12/44 (a)	4,000,000	4,460,036
5.635%, 12/12/44 (a)	2,010,000	2,044,043
6.009%, 06/15/49 (a)	2,078,123	2,239,713
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	3,711,177	3,823,785
5.951%, 06/15/43	8,060,000	9,122,381
LB Commercial Conduit Mortgage Trust 6.109%, 07/15/44 (a)	4,000,000	4,614,180
LB-UBS Commercial Mortgage Trust 4.633%, 09/15/27 (a)	3,993,145	4,007,361
5.156%, 02/15/31	4,580,000	5,101,973
5.347%, 11/15/38	7,141,255	8,039,753
5.455%, 02/15/40	3,379,048	3,524,526
5.858%, 07/15/40 (a)	1,825,000	2,084,267
5.866%, 09/15/45 (a)	6,725,000	7,708,444
Merrill Lynch Mortgage Trust 4.864%, 08/12/39 (a)	4,500,000	4,806,252
5.047%, 07/12/38 (a)	2,500,000	2,768,260
Morgan Stanley 2007-XLC 1, Ltd. 0.556%, 07/17/17 (a)	5,677,666	5,671,307
Morgan Stanley Capital I 6.036%, 06/11/49 (a)	2,194,382	2,194,356

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital I (144A) 2.893%, 03/15/45 (a)	$46,053,900	$6,931,066
6.340%, 07/15/30	3,050,000	3,185,152
Morgan Stanley Reremic Trust (144A) Zero Coupon, 07/17/56	6,440,000	5,602,800
2.000%, 07/27/49	7,442,985	7,463,918
2.500%, 03/23/51	8,123,912	8,187,380
3.000%, 07/17/56	2,690,793	2,702,633
RBSCF Trust (144A) 6.097%, 02/16/51 (a)	10,000,000	11,154,740
S2 Hospitality, LLC (144A) 4.500%, 04/15/25	7,000,000	7,033,516
UBS-Barclays Commercial Mortgage Trust 3.525%, 06/10/22	3,440,000	3,494,163
Wachovia Bank Commercial Mortgage Trust 5.416%, 01/15/45 (a)	5,000,000	5,574,810
6.097%, 02/15/51 (a)	3,870,000	4,336,827

		294,114,694

Total Mortgage-Backed Securities (Identified Cost $363,630,538)		371,859,980

Asset-Backed Securities—7.6%

Asset Backed - Automobile—4.4%
AmeriCredit Automobile Receivables Trust 2.420%, 05/08/18	3,450,000	3,450,118
2.640%, 10/10/17	3,470,000	3,533,488
3.030%, 07/09/18	2,290,000	2,289,569
3.380%, 04/09/18	4,875,000	4,902,468
3.440%, 10/08/17 (a)	5,300,000	5,424,081
CarMax Auto Owner Trust 1.760%, 08/15/17	2,075,000	2,083,195
2.200%, 10/16/17	1,250,000	1,260,858
3.090%, 08/15/18	1,560,000	1,565,656
Chesapeake Funding, LLC (144A) 1.840%, 11/07/23 (a)	3,230,000	3,229,999
2.240%, 11/07/23 (a)	2,075,000	2,074,999
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	3,205,000	3,202,766
2.200%, 09/16/19	10,500,000	10,531,286
DT Auto Owner Trust (144A) 2.260%, 10/16/17 (a)	3,580,000	3,580,280
3.410%, 10/16/17 (a)	1,920,000	1,920,329
4.030%, 02/15/17	2,355,000	2,390,090
4.940%, 07/16/18	4,500,000	4,506,412
Ford Credit Floorplan Master Owner Trust 1.142%, 01/15/16 (a)	1,820,000	1,819,982
1.742%, 01/15/16 (a)	4,765,000	4,764,952
2.342%, 01/15/16 (a)	4,460,000	4,459,953
2.860%, 01/15/19	1,125,000	1,134,189
3.510%, 01/15/19 (a)	1,980,000	1,995,776
Globaldrive BV 4.000%, 10/20/16 (EUR)	500,200	635,167

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed - Automobile—(Continued)
Hyundai Auto Receivables Trust 2.610%, 05/15/18	$5,570,000	$5,606,850
Santander Consumer Acquired Receivables Trust (144A) 1.660%, 08/15/16	439,419	436,285
2.010%, 08/15/16	2,410,751	2,392,762
3.190%, 10/15/15	3,520,000	3,539,765
Santander Drive Auto Receivables Trust 1.940%, 12/15/16 (a)	7,860,000	7,863,770
2.720%, 05/16/16 (a)	2,410,000	2,449,350
2.940%, 12/15/17	2,600,000	2,599,370
3.010%, 04/16/18 (a)	10,710,000	10,726,201
3.200%, 02/15/18 (a)	16,830,000	17,007,637
3.500%, 06/15/18	3,510,000	3,509,433
3.780%, 11/15/17 (a)	3,250,000	3,344,313
3.870%, 02/15/18 (a)	10,135,000	10,236,348
3.890%, 07/17/17	5,780,000	5,987,531
3.910%, 05/15/18 (a)	8,815,000	8,842,663
4.010%, 02/15/17	12,000,000	12,226,273
Santander Drive Auto Receivables Trust (144A) 1.480%, 05/15/17	2,224,870	2,219,994
2.860%, 06/15/17	7,242,412	7,259,683

		177,003,841

Asset Backed - Home Equity—0.1%
GSAA Trust 0.541%, 10/25/35 (a)	6,269,983	4,831,022
Option One Mortgage Loan Trust 1.870%, 11/25/32 (a)	255,361	174,459

		5,005,481

Asset Backed - Other—1.6%
321 Henderson Receivables I, LLC (144A) 3.820%, 12/15/48	4,572,434	4,658,168
4.070%, 01/15/48	2,124,106	2,204,680
4.500%, 02/16/65 (a)	4,912,160	4,965,596
5.560%, 07/15/59	5,677,499	6,319,998
AH Mortgage Advance Trust (144A) 2.750%, 05/10/43 (a)	4,085,000	4,084,507
2.980%, 03/13/43 (a)	6,205,000	6,252,855
Capital Trust Re CDO, Ltd. (144A) 0.554%, 10/20/43 (a)	7,300,351	6,015,854
Chase Funding Mortgage Loan Asset-Backed Certificates 6.333%, 04/25/32 (a)	1,045,578	1,074,461
First Franklin Mortgage Loan Asset Backed Certificates 0.423%, 12/25/36 (a)	16,130,000	6,915,996
Ford Credit Floorplan Master Owner Trust 2.370%, 09/15/15	4,257,000	4,263,608
2.860%, 09/15/15	2,955,000	2,959,402
Ford Credit Floorplan Master Owner Trust (144A) 2.410%, 09/15/15	1,790,000	1,801,073

Asset Backed - Other—(Continued)
Knollwood CDO, Ltd. (144A) 3.669%, 01/10/39 (a)	$696,045	$7
Merrill Lynch First Franklin Mortgage Loan Trust 0.453%, 05/25/37 (a)	16,380,000	6,961,385
PFS Financing Corp. (144A) 1.442%, 02/15/16 (a)	4,770,000	4,787,402

		63,264,992

Asset Backed - Student Loan—1.5%
Nelnet Student Loan Trust 0.577%, 08/23/27 (a)	1,190,000	1,125,655
2.117%, 11/25/24 (a)	6,095,000	6,332,033
Scholar Funding Trust (144A) 1.366%, 10/28/43 (a)	3,143,117	3,077,061
SLM Student Loan Trust 0.648%, 03/15/23 (a)	9,149,249	8,862,781
0.668%, 06/15/21 (a)	380,168	367,713
2.166%, 07/25/23 (a)	7,300,000	7,591,731
SLM Student Loan Trust (144A) 1.340%, 08/15/23 (a)	8,080,000	8,079,934
1.642%, 08/15/25 (a)	3,373,628	3,398,971
3.310%, 10/15/46 (a)	12,475,000	12,473,302
3.830%, 01/17/45	3,365,000	3,480,787
4.540%, 10/17/44	3,930,000	4,168,878

		58,958,846

Total Asset-Backed Securities (Identified Cost $302,707,218)		304,233,160

Foreign Government—3.1%

Regional Government—0.3%
Province of Manitoba Canada 1.750%, 05/30/19	10,240,000	10,291,804

Sovereign—2.8%
Brazilian Government International Bond 7.125%, 01/20/37	1,520,000	2,192,600
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR)	41,962,716	53,656,063
Mexico Government International Bond 5.125%, 01/15/20	7,480,000	8,770,300
5.625%, 01/15/17	2,130,000	2,478,788
Peruvian Government International Bond 6.550%, 03/14/37	870,000	1,184,070
Poland Government International Bond 5.000%, 03/23/22	3,500,000	3,820,250
5.125%, 04/21/21	3,525,000	3,896,888
6.375%, 07/15/19	1,110,000	1,307,402
Russian Foreign Bond-Eurobond 7.500%, 03/31/30 (a)	14,952,875	17,952,272

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Foreign Government—(Continued)

Security Description	Shares/Par Amount	Value*

Sovereign—(Continued)
South Africa Government International Bond 4.665%, 01/17/24	$2,600,000	$2,814,500
5.500%, 03/09/20	2,680,000	3,088,700
Turkey Government International Bond 5.625%, 03/30/21	2,620,000	2,859,075
6.250%, 09/26/22	4,880,000	5,526,600
7.000%, 03/11/19	2,320,000	2,697,000

		112,244,508

Total Foreign Government (Identified Cost $121,955,980)		122,536,312

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New York City Municipal Water Finance Authority 5.375%, 06/15/43	2,360,000	2,705,197
5.500%, 06/15/43	2,825,000	3,263,977

Total Municipal Bonds & Notes (Identified Cost $5,110,659)		5,969,174

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XIII	147,339	4,020,881

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (i)	70,000	151,900
Federal National Mortgage Association (Series S) (h)	70,000	114,100

		266,000

Total Preferred Stock (Identified Cost $4,119,535)		4,286,881

Options Purchased—0.0%

Call Options—0.0%
Eurodollar Midcurve 3 Year Futures @ 99, Expires 08/10/12	5,980,000	269,100
USD Currency, Strike Price CAD 1.005, Expires 07/24/12 (Counterparty-Goldman Sachs & Co.)	2,913,607	53,465
USD Currency, Strike Price CAD 1.035, Expires 07/24/12 (Counterparty-BNP Paribas)	2,913,606	7,942
USD Currency, Strike Price JPY 85, Expires 08/24/12 (Counterparty-Citibank N.A.)	64,975,000	44,183
USD Currency, Strike Price JPY 85, Expires 08/24/12 (Counterparty-Goldman Sachs & Co.)	64,975,000	44,183

		418,873

Put Options—0.0%
10 Year Right-to-Pay Fixed Swaption 2.15%, Expires 07/27/12 (Counterparty-Deutsche Bank Securities, Inc.)	61,700,000	$51,396
10 Year Right-to-Pay Fixed Swaption 2.15%, Expires 07/27/12 (Counterparty-Deutsche Bank Securities, Inc.)	16,200,000	13,495
10 Year Right-to-Pay Fixed Swaption 4.50%, Expires 03/20/17 (Counterparty-Deutsche Bank Securities, Inc.)	21,900,000	576,445
30 Year Right-to-Pay Fixed Swaption 3.50%, Expires 11/08/12 (Counterparty-Bank of America N.A.)(EUR)	34,900,000	67,618
5 Year Right-to-Pay Fixed Swaption 2.13%, Expires 03/21/13 (Counterparty-Deutsche Bank Securities, Inc.)	62,900,000	98,174
CAD Currency, Strike Price USD 1.020, Expires 07/05/12 (Counterparty-BNP Paribas)	1,842,105	0
GBP Currency, Strike Price USD 1.545, Expires 07/05/12 (Counterparty-Royal Bank of Scotland plc)(GBP)	1,449,677	820
GBP Currency, Strike Price USD 1.585, Expires 07/05/12 (Counterparty-BNP Paribas)(GBP)	1,449,677	25,731
U.S. Treasury Note 10 Year Futures @ 131, expires 07/27/12	1,873,000	204,859

		1,038,538

Total Options Purchased (Identified Cost $7,828,803)		1,457,411

Short Term Investments—8.3%

Mutual Funds—2.9%
State Street Navigator Securities Lending Prime Portfolio (i)	114,860,833	114,860,833

Repurchase Agreement—5.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $217,658,181 on 07/02/12, collateralized by $222,460,000 U.S. Treasury Bill due 06/27/13 with a value of $222,015,080.	$217,658,000	217,658,000

Total Short Term Investments (Identified Cost $332,518,833)		332,518,833

Total Investments—121.3% (Identified Cost $4,785,776,073) (j)		4,850,107,824
Liabilities in excess of other assets		(852,987,710)

Net Assets—100.0%		$3,997,120,114

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2012.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2012, the market value of securities pledged was $14,944,239.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2012, the market value of securities pledged was $7,373,436.
(e)	Non-Income Producing; Defaulted Bond.
(f)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $110,899,141 and the collateral received consisted of cash in the amount of $114,860,833. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(g)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(h)	Non-Income Producing.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $4,785,776,073. The aggregate unrealized appreciation and depreciation of investments was $93,191,274 and $(28,859,523), respectively, resulting in net unrealized appreciation of $64,331,751 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012 the market value of 144A securities was $468,005,669, which is 11.7% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(REMIC)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen

TBA Sale Commitments

Security Description	Face Amount	Value
Fannie Mae
3.500% (15 Year TBA)	$(36,800,000)	$(38,881,500)
3.500% (30 Year TBA)	(63,400,000)	(66,639,347)
4.000% (15 Year TBA)	(34,300,000)	(36,475,906)
4.000% (30 Year TBA)	(142,200,000)	(151,266,476)
4.500% (30 Year TBA)	(44,200,000)	(47,411,404)
6.000% (30 Year TBA)	(15,300,000)	(16,815,656)

Total TBA Sale Commitments (Proceeds $355,687,266)		$(357,490,289)

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
Australian Dollar (sold)	UBS AG	7/31/2012	19,750,000	$19,837,157	$20,160,585	$(323,428)
Canadian Dollar (sold)	Goldman Sachs Capital Markets	7/18/2012	4,109,500	4,115,166	4,035,117	80,049
Euro (sold)	Citibank N.A.	7/25/2012	7,349,500	9,667,150	9,302,403	364,747
Euro (sold)	JPMorgan Chase Bank	7/25/2012	15,530,500	20,501,223	19,657,252	843,971
Euro (sold)	Royal Bank of Scotland plc	7/25/2012	35,213,000	45,508,612	44,569,770	938,842
Euro (sold)	Citibank N.A.	7/31/2012	7,840,000	9,959,230	9,923,709	35,521
Euro (sold)	Citibank N.A.	7/31/2012	16,175,000	20,170,710	20,473,978	(303,268)
Euro (sold)	Deutsche Bank AG	7/31/2012	21,165,000	26,460,144	26,790,217	(330,073)
Euro (sold)	UBS AG	7/31/2012	10,785,000	13,439,253	13,651,429	(212,176)
Euro (bought) for Swiss Franc*	Goldman Sachs Capital Markets	7/5/2012	13,065,000	16,531,676	16,534,193	2,517
Euro (bought) for Swiss Franc*	Citibank N.A.	7/11/2012	16,060,000	20,324,497	20,325,202	705
Euro (bought) for Swiss Franc*	UBS AG	7/11/2012	16,060,000	20,322,584	20,325,202	2,618
Euro (bought) for Swiss Franc*	UBS AG	7/16/2012	10,948,665	13,850,415	13,856,950	6,535
Euro (sold) for Swiss Franc	UBS AG	7/11/2012	38,555,242	40,650,402	40,628,211	(22,191)
Euro (sold) for Swiss Franc	Royal Bank of Scotland plc	7/16/2012	13,148,690	13,856,949	13,857,223	274

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
Japanese Yen (sold)	Citibank N.A.	8/28/2012	771,958,830	$9,725,000	$9,664,766	$60,234
Yuan Renminbi (sold)	Standard Chartered Bank	6/7/2013	63,410,000	9,852,393	9,911,895	(59,502)
Yuan Renminbi (sold)	Standard Chartered Bank	6/7/2013	63,410,000	9,869,261	9,911,895	(42,634)

Net Unrealized Appreciation						$1,042,741

*	For cross-currency exchange contracts, the local currency amount represents the local currency being purchased. The aggregate face value represents the U.S. dollar value at June 30, 2012 of the currency being sold and the valuation as of June 30, 2012 is the U.S. dollar value of the currency being purchased.

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
10 Year Australian T-Bond Futures	Australian Stock Exchange	9/17/2012	416	$53,774,795	$53,416,880	$(357,915)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/17/2012	66	16,411,907	16,420,800	8,893
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/17/2012	47	11,682,579	11,690,663	8,084
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/18/2013	27	6,710,471	6,714,563	4,092
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/17/2013	67	16,645,458	16,657,875	12,417
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/16/2013	86	21,366,937	21,377,450	10,513
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/16/2013	56	13,909,154	13,916,000	6,846
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/17/2014	5	1,241,576	1,242,125	549
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/16/2014	5	1,240,933	1,241,563	630
U.S. Treasury Note 2 Year Futures	Chicago Board of Trade	9/28/2012	1,114	245,404,571	245,288,875	(115,696)
U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	9/28/2012	426	52,902,849	52,810,688	(92,161)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	9/19/2012	1,298	194,330,996	192,063,438	(2,267,558)

Futures Contracts—Short
3 Month Canada Bankers Acceptance Futures	The Montreal Exchange	6/17/2013	(693)	(167,320,968)	(168,059,817)	(738,849)
90 Day Australian Bank Bill Futures	Australian Stock Exchange	12/13/2012	(824)	(837,304,443)	(837,088,902)	215,541
3 Year Australian T-Bond Futures	Australian Stock Exchange	9/17/2012	(1,364)	(154,729,204)	(154,111,855)	617,349
German Euro Bund Futures	Eurex Deutschland	9/6/2012	(705)	(127,346,615)	(125,707,730)	1,638,885
U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	9/19/2012	(789)	(105,469,950)	(105,232,875)	237,075
U.S. Treasury Ultra Long Bond Futures	Chicago Board of Trade	9/19/2012	(1,373)	(231,943,782)	(229,076,469)	2,867,313

Net Unrealized Appreciation						$2,056,008

Options Written
Call Options Written	Counterparty	Expiration Date	Contract/ Notional Amount	Premiums Received	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
Eurodollar Midcurve 3 Year Futures @ 99.125	JPMorgan Securities	8/10/2012	(2,392)	$(113,620)	$(89,700)	$23,920
EUR Currency, Strike Price USD 1.28	Goldman Sachs & Co.	7/31/2012	(33,688,000)	(470,285)	(285,081)	185,204
USD Currency, Strike Price JPY 90	Citibank, N.A.	8/24/2012	(129,950,000)	(594,521)	0	594,521
USD Currency, Strike Price JPY 90	Goldman Sachs & Co.	8/24/2012	(64,975,000)	(246,905)	0	246,905
USD Currency, Strike Price CAD 1.005	BNP Paribas	7/24/2012	(2,913,607)	(70,873)	(44,132)	26,741
USD Currency, Strike Price CAD 1.035	Goldman Sachs & Co.	7/24/2012	(2,913,606)	(15,232)	(13,082)	2,150

Put Options Written
GBP Currency, Strike Price USD 1.545	BNP Paribas	7/5/2012	(1,449,677)	(3,921)	(820)	3,101
GBP Currency, Strike Price USD 1.585	Royal Bank of Scotland plc	7/5/2012	(1,449,677)	(55,086)	(25,731)	29,355
U.S. Treasury Note 10 Year Futures @ 129.50	JPMorgan Securities	7/27/2012	(1,873)	(522,099)	(58,531)	463,568

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Interest Rate Call Swaptions Written	Counterparty	Expiration Date	Notional Amount	Premiums Received	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
10 Year Right-to-Receive 3-Month LIBOR Floating Interest Rate Swap 3.645%	JPMorgan Chase Bank	3/27/2017	(10,000,000)	$(715,200)	$(1,041,357)	$(326,157)

Interest Rate Put Swaptions Written
5 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 1.550%	Morgan Stanley Co., Inc.	10/29/2012	(57,300,000)	(220,605)	(54,286)	166,319
10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.400%	Deutsche Bank Securities, Inc.	7/27/2012	(16,200,000)	(99,368)	(1,870)	97,498
10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.400%	Deutsche Bank Securities, Inc.	7/27/2012	(61,700,000)	(410,243)	(7,120)	403,123
10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 6.000%	Deutsche Bank Securities, Inc.	3/20/2017	(43,800,000)	(1,046,820)	(579,373)	467,447
10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 3.645%	JPMorgan Chase Bank	3/27/2017	(10,000,000)	(716,675)	(422,470)	294,205

Total Options Written				$(5,301,453)	$(2,623,553)	$2,677,900

Swap Agreements

Credit Default Swaps on Credit Indices—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid	Unrealized Depreciation
Markit CDX North America Investment Grade Index, Series 17, Version 1	Morgan Stanley Capital Services	(1.000%)	12/20/2016	1.037%	$38,320,000	$60,954	$449,155	$(388,201)

Credit Default Swaps on Credit Indices—Sell Protection (d)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 17, Version 5	Deutsche Bank AG	5.000%	12/20/2016	5.635%	$6,480,000	$(154,025)	$(497,700)	$343,675
Markit CDX North America High Yield Index, Series 17, Version 5	Deutsche Bank AG	5.000%	12/20/2016	5.635%	22,800,000	(541,942)	(2,036,165)	1,494,223
Markit CDX North America High Yield Index, Series 18, Version 2	Deutsche Bank AG	5.000%	6/20/2017	5.877%	10,919,700	(386,974)	(518,686)	131,712
Markit CDX North America High Yield Index, Series 18, Version 2	Deutsche Bank AG	5.000%	6/20/2017	5.877%	20,730,600	(734,655)	(906,964)	172,309
Markit CDX North America High Yield Index, Series 18, Version 2	Deutsche Bank AG	5.000%	6/20/2017	5.877%	21,829,500	(773,598)	(900,467)	126,869
Markit CDX North America High Yield Index, Series 18, Version 2	Morgan Stanley Capital Services	5.000%	6/20/2017	5.877%	10,919,700	(386,974)	(545,985)	159,011
Markit CMBX North America AM-Rated Index, Version 2	Deutsche Bank AG	0.500%	3/15/2049	N/A	7,025,000	(892,468)	(1,031,894)	139,426
Markit CMBX North America AAA-Rated Index, Version 3	Morgan Stanley Capital Services	0.080%	12/13/2049	N/A	5,355,000	(408,319)	(622,198)	213,879
Markit CMBX North America AAA-Rated Index, Version 4	Morgan Stanley Capital Services	0.350%	2/17/2051	N/A	5,355,000	(466,331)	(641,194)	174,863

Totals						$(4,745,286)	$(7,701,253)	$2,955,967

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Credit Default Swaps on Corporate Issuers—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Appreciation
Sara Lee Corp. (6.125%, 11/01/32)	JPMorgan Chase Bank	(1.000%)	3/20/2017	0.913%	$4,118,326	$(16,495)	$(18,538)	$2,043

Credit Default Swaps on Corporate Issuers—Sell Protection (d)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Depreciation
Prudential Financial, Inc. (4.500%, 07/15/13)	Bank of America N.A.	1.000%	6/20/2017	2.345%	$8,900,000	$(546,781)	$(426,407)	$(120,374)
Prudential Financial, Inc. (4.500%, 07/15/13)	Deutsche Bank AG	1.000%	6/20/2017	2.345%	8,900,000	(546,781)	(422,443)	(124,338)
Prudential Financial, Inc. (4.500%, 07/15/13)	JPMorgan Chase Bank	1.000%	6/20/2017	2.345%	4,450,000	(273,390)	(216,615)	(56,775)
Prudential Financial, Inc. (4.500%, 07/15/13)	JPMorgan Chase Bank	1.000%	6/20/2017	2.345%	22,250,000	(1,366,951)	(936,964)	(429,987)

Totals						$(2,733,903)	$(2,002,429)	$(731,474)

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	6M Canadian Dealer Offered Rate	Receive	1.715%	5/3/2014	CAD	104,085,000	$(452,552)	$0	$(452,552)
Deutsche Bank AG	6M Canadian Dealer Offered Rate	Receive	1.715%	5/3/2014	CAD	104,085,000	(452,552)	0	(452,552)
Deutsche Bank AG	6M Canadian Dealer Offered Rate	Receive	2.820%	5/18/2022	CAD	22,000,000	14,856	0	14,856
Morgan Stanley Capital Services	6M Canadian Dealer Offered Rate	Receive	2.855%	5/23/2022	CAD	22,100,000	(14,539)	0	(14,539)
Bank of America N.A.	6M EURIBOR	Pay	2.800%	11/10/2041	EUR	8,300,000	1,141,419	0	1,141,419
Deutsche Bank AG	6M EURIBOR	Receive	2.783%	11/10/2041	EUR	8,300,000	(1,101,420)	0	(1,101,420)
Bank of America N.A.	3M LIBOR	Pay	0.539%	6/26/2014	USD	177,900,000	(34,495)	0	(34,495)
Bank of America N.A.	3M LIBOR	Pay	2.400%	10/21/2021	USD	11,200,000	692,292	0	692,292
Deutsche Bank AG	3M LIBOR	Pay	2.088%	1/3/2022	USD	1,100,000	35,920	0	35,920
Deutsche Bank AG	3M LIBOR	Pay	2.085%	1/3/2022	USD	1,100,000	35,625	0	35,625
Deutsche Bank AG	3M LIBOR	Pay	2.060%	1/13/2022	USD	1,900,000	56,921	0	56,921
Deutsche Bank AG	3M LIBOR	Pay	2.325%	3/28/2022	USD	800,000	41,967	0	41,967
JPMorgan Chase Bank	3M LIBOR	Pay	2.325%	3/28/2022	USD	4,100,000	215,081	0	215,081
Bank of America N.A.	3M LIBOR	Receive	0.553%	7/03/2014		USD 173,500,000	0	0	0
Deutsche Bank AG	3M LIBOR	Receive	1.390%	3/19/2017	USD	57,000,000	(1,260,696)	0	(1,260,696)
Deutsche Bank AG	3M LIBOR	Receive	1.390%	3/19/2017	USD	132,100,000	(2,921,721)	0	(2,921,721)
Deutsche Bank AG	3M LIBOR	Receive	1.716%	7/2/2022	USD	18,000,000	116,977	0	116,977
JPMorgan Chase Bank	3M LIBOR	Receive	1.758%	6/25/2022	USD	18,000,000	41,612	0	41,612
Morgan Stanley Capital Services	3M LIBOR	Receive	1.090%	5/9/2017	USD	17,200,000	(107,683)	0	(107,683)

Totals							$(3,952,988)	$0	$(3,952,988)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either be entitled to (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on an index, corporate issuers or sovereign issuers as of period end serve as some indication of the current status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could receive or be required to make under a credit default swap contract is generally the notional amount of the contract. These potential amounts may be partially offset or reduced by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements. The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,669,724,676	$—	$2,669,724,676
Total Corporate Bonds & Notes*	—	1,037,521,397	—	1,037,521,397
Total Mortgage-Backed Securities*	—	371,859,980	—	371,859,980
Total Asset-Backed Securities*	—	304,233,160	—	304,233,160
Total Foreign Government*	—	122,536,312	—	122,536,312
Options Purchased
Call Options	269,100	149,773	—	418,873
Put Options	204,859	833,679	—	1,038,538
Total Options Purchased	473,959	983,452	—	1,457,411
Total Municipal Bonds & Notes*	—	5,969,174	—	5,969,174
Total Preferred Stock*	4,286,881	—	—	4,286,881
Short Term Investments
Mutual Funds	114,860,833	—	—	114,860,833
Repurchase Agreement	—	217,658,000	—	217,658,000
Total Short Term Investments	114,860,833	217,658,000	—	332,518,833
Total Investments	$119,621,673	$4,730,486,151	$—	$4,850,107,824

Total TBA Sale Commitments	$—	$(357,490,289)	$—	$(357,490,289)

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$2,336,013	$—	$2,336,013
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,293,272)	—	(1,293,272)
Total Forward Contracts (Net Unrealized Appreciation)	—	1,042,741	—	1,042,741
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	5,628,187	—	—	5,628,187
Futures Contracts (Unrealized Depreciation)	(3,572,179)	—	—	(3,572,179)
Total Futures Contracts (Net Unrealized Appreciation)	2,056,008	—	—	2,056,008
Options Written
Call Options Written	(89,700)	(1,383,652)	—	(1,473,352)
Put Options Written	(58,531)	(1,091,670)	—	(1,150,201)
Total Options Written	(148,231)	(2,475,322)	—	(2,623,553)
Swap Agreements
Swap Contracts at Value (Assets)	—	2,453,624	—	2,453,624
Swap Contracts at Value (Liabilities)	—	(13,841,342)	—	(13,841,342)
Total Swap Agreements at Value	—	(11,387,718)	—	(11,387,718)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$4,850,107,824
Swap contracts at value (c)		2,453,624
Cash		195
Cash denominated in foreign currencies (d)		6,008,821
Unrealized appreciation on open forward foreign currency contracts		2,336,013
Receivable for:
Securities sold (e)		1,382,459,871
Fund shares sold		1,126,896
Principal paydowns		124,721
Interest		24,406,261
Foreign taxes		15,410
Futures variation margin		2,513,508
Swap interest		541,252

Total Assets		6,272,094,396
Liabilities
TBA sale commitments at value	$357,490,289
Swap contracts at value (f)	13,841,342
Cash collateral for swap contracts	2,974,000
Unrealized depreciation on open forward foreign currency contracts	1,293,272
Payable for:
Securities purchased	1,623,280,652
Securities borrowed	152,709,117
Fund shares redeemed	2,636,706
Collateral for securities loaned	114,860,833
Options written, at fair value (g)	2,623,553
Swap interest	1,015,091
Interest on TBA sale commitments	676,532
Deferred dollar roll income	12,695
Accrued expenses:
Management fees	1,065,498
Distribution and service fees	123,987
Deferred trustees’ fees	38,086
Other expenses	332,629

Total Liabilities		2,274,974,282

Net Assets		$3,997,120,114

Net assets consists of:
Paid in surplus		$3,828,031,338
Undistributed net investment income		55,474,459
Accumulated net realized gains		47,425,101
Unrealized appreciation on investments and foreign currency transactions		66,189,216

Net Assets		$3,997,120,114

Net Assets
Class A		$3,321,236,458
Class B		492,293,569
Class E		183,590,087
Capital Shares Outstanding (h)
Class A		29,963,479
Class B		4,502,595
Class E		1,668,789
Net Asset Value, Offering and Redemption Price Per Share
Class A		$110.84
Class B		109.34
Class E		110.01

(a)	Identified cost of investments was $4,785,776,073.
(b)	Includes securities on loan with a value of $110,899,141.
(c)	Premiums paid on swap contracts were $449,155.
(d)	Identified cost of cash denominated in foreign currencies was $5,997,290.
(e)	Includes $355,687,266 related to proceeds from TBA sale commitments.
(f)	Premiums received on swap contracts were $9,722,220.
(g)	Premiums received on written options were $5,301,453.
(h)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends		$145,037
Interest (a)		66,764,229

		66,909,266
Expenses
Management fees	$6,368,265
Distribution and service fees—Class B	607,937
Distribution and service fees—Class E	140,929
Trustees’ fees and expenses	25,047
Custodian and accounting	229,343
Audit and tax services	35,923
Legal	17,777
Shareholder reporting	218,957
Insurance	22,028
Interest	5,240
Miscellaneous	21,186

Total expenses		7,692,632

Net Investment Income		59,216,634

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	47,033,887
Futures contracts	(8,482,371)
Foreign currency transactions	5,708,597
Swap contracts	(1,380,022)
Written options	15,760,776	58,640,867

Net change in unrealized appreciation (depreciation) on:
Investments	13,041,907
Futures contracts	2,277,707
Foreign currency transactions	(2,512,778)
Swap contracts	(2,067,441)
Written options	2,029,583	12,768,978

Net realized and unrealized gain		71,409,845

Net Increase in Net Assets From Operations		$130,626,479

(a)	Includes net income on securities loaned of $134,405.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,216,634	$109,019,210
Net realized gain	58,640,867	59,084,048
Net change in unrealized appreciation	12,768,978	37,374,317

Increase in net assets from operations	130,626,479	205,477,575

From Distributions to Shareholders
Net investment income
Class A	(88,521,069)	(61,350,276)
Class B	(12,343,891)	(17,733,678)
Class E	(4,857,014)	(8,391,309)

	(105,721,974)	(87,475,263)

Net realized capital gain
Class A	(21,332,126)	0
Class B	(3,261,236)	0
Class E	(1,236,117)	0

	(25,829,479)	0

Total distributions	(131,551,453)	(87,475,263)

Increase in net assets from capital share transactions	203,811,241	1,473,699,028

Total increase in net assets	202,886,267	1,591,701,340

Net Assets
Beginning of the period	3,794,233,847	2,202,532,507

End of the period	$3,997,120,114	$3,794,233,847

Undistributed Net Investment Income
End of the period	$55,474,459	$101,979,799

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,758,967	$196,154,813	16,755,128	$1,788,286,757
Reinvestments	1,004,051	109,853,195	581,961	61,350,276
Redemptions	(962,919)	(106,786,592)	(3,229,533)	(350,717,476)

Net increase	1,800,099	$199,221,416	14,107,556	$1,498,919,557

Class B
Sales	320,274	$35,270,835	768,702	$82,245,459
Reinvestments	144,532	15,605,127	170,369	17,733,678
Redemptions	(327,214)	(35,891,945)	(818,801)	(87,731,354)

Net increase	137,592	$14,984,017	120,270	$12,247,783

Class E
Sales	64,262	$7,124,840	168,221	$18,097,769
Reinvestments	56,096	6,093,131	80,154	8,391,309
Redemptions	(213,947)	(23,612,163)	(593,991)	(63,957,390)

Net decrease	(93,589)	$(10,394,192)	(345,616)	$(37,468,312)

Increase derived from capital share transactions		$203,811,241		$1,473,699,028

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$110.90		$108.32	$104.15	$102.51	$111.71	$108.62

Income (Loss) From Investment Operations
Net investment income (a)	1.70		3.69	4.08	4.38	5.82	5.36
Net realized and unrealized gain (loss) on investments	2.03		3.22	4.39	4.68	(9.42)	1.31

Total from investment operations	3.73		6.91	8.47	9.06	(3.60)	6.67

Less Distributions
Distributions from net investment income	(3.05)		(4.33)	(4.30)	(7.42)	(5.60)	(3.58)
Distributions from net realized capital gains	(0.74)		0.00	0.00	0.00	0.00	0.00

Total distributions	(3.79)		(4.33)	(4.30)	(7.42)	(5.60)	(3.58)

Net Asset Value, End of Period	$110.84		$110.90	$108.32	$104.15	$102.51	$111.71

Total Return (%) (c)	3.40	(b)	6.56	8.34	9.47	(3.43)	6.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.36	(d)	0.37	0.40	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.38	0.42	0.42	0.43
Ratio of net investment income to average net assets (%)	3.08	(d)	3.44	3.82	4.32	5.48	4.95
Portfolio turnover rate (%)	1,044	(d)	1,483	2,064	1,476	1,014	931
Net assets, end of period (in millions)	$3,321.24		$3,123.20	$1,522.49	$1,181.43	$784.26	$983.69

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$109.31		$106.83	$102.78	$101.23	$110.39	$107.36

Income (Loss) From Investment Operations
Net investment income (a)	1.54		3.48	3.77	4.16	5.49	5.03
Net realized and unrealized gain (loss) on investments	2.01		3.06	4.32	4.55	(9.32)	1.30

Total from investment operations	3.55		6.54	8.09	8.71	(3.83)	6.33

Less Distributions
Distributions from net investment income	(2.78)		(4.06)	(4.04)	(7.16)	(5.33)	(3.30)
Distributions from net realized capital gains	(0.74)		0.00	0.00	0.00	0.00	0.00

Total distributions	(3.52)		(4.06)	(4.04)	(7.16)	(5.33)	(3.30)

Net Asset Value, End of Period	$109.34		$109.31	$106.83	$102.78	$101.23	$110.39

Total Return (%) (c)	3.29	(b)	6.30	8.07	9.18	(3.66)	6.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.62	0.65	0.68	0.68	0.68
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.61	0.63	0.67	0.67	0.68
Ratio of net investment income to average net assets (%)	2.82	(d)	3.25	3.57	4.14	5.24	4.70
Portfolio turnover rate (%)	1,044	(d)	1,483	2,064	1,476	1,014	931
Net assets, end of period (in millions)	$492.29		$477.14	$453.45	$356.63	$279.25	$315.74

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$110.02		$107.49	$103.38	$101.79	$110.97	$107.89

Income (Loss) From Investment Operations
Net investment income (a)	1.61		3.63	3.91	4.36	5.63	5.16
Net realized and unrealized gain (loss) on investments	2.01		3.07	4.34	4.49	(9.37)	1.31

Total from investment operations	3.62		6.70	8.25	8.85	(3.74)	6.47

Less Distributions
Distributions from net investment income	(2.89)		(4.17)	(4.14)	(7.26)	(5.44)	(3.39)
Distributions from net realized capital gains	(0.74)		0.00	0.00	0.00	0.00	0.00

Total distributions	(3.63)		(4.17)	(4.14)	(7.26)	(5.44)	(3.39)

Net Asset Value, End of Period	$110.01		$110.02	$107.49	$103.38	$101.79	$110.97

Total Return (%) (c)	3.34	(b)	6.41	8.18	9.30	(3.57)	6.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.51	(d)	0.52	0.55	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.51	0.53	0.57	0.57	0.58
Ratio of net investment income to average net assets (%)	2.92	(d)	3.36	3.67	4.31	5.33	4.79
Portfolio turnover rate (%)	1,044	(d)	1,483	2,064	1,476	1,014	931
Net assets, end of period (in millions)	$183.59		$193.89	$226.59	$236.71	$236.54	$306.04

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

MSF-23

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying instruments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-24

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse

MSF-25

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the six months ended June 30, 2012, the Portfolio had an outstanding reverse repurchase agreement balance for 13 days. The average amount of borrowings was $42,305,800 and the weighted average interest rate was (0.017)%.

Treasury Roll Transactions - The Portfolio may enter into treasury roll transactions in which the Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing, and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the Treasury security. The difference between the sale price and the repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. Treasury roll transactions involve the risk that the market value of the security that the Portfolio is required to repurchase may be less than the agreed upon price and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll. For the six months ended June 30, 2012, the Portfolio had an outstanding treasury roll balance for 18 days. The Portfolio’s average amount of borrowings was $54,664,729 and the weighted average interest rate was 0.734%. At June 30, 2012, the amount of the Portfolio’s outstanding borrowings was $152,709,117.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

MSF-26

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$6,368,265	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.030%	Of the first $1 billion
0.025%	Of the next $1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. MetLife Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of

MSF-27

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$19,823,053,467	$923,164,230	$19,844,499,603	$782,447,420

Options Written - The Portfolio transactions in options written during the six months ended June 30, 2012 were as follows:

Call Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2011	131,320,000	0	$2,635,924
Options written	335,640,213	2,538	5,370,771
Options bought back	(133,500,000)	(0)	(5,312,475)
Options exercised	(0)	(0)	(0)
Options expired	(89,020,000)	(146)	(467,584)

Options outstanding June 30, 2012	244,440,213	2,392	$2,226,636

Put Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2011	363,950,000	0	$10,817,957
Options written	1,517,036,899	11,454	13,897,936
Options bought back	(560,065,000)	(6,753)	(8,802,679)
Options exercised	(0)	(0)	(0)
Options expired	(1,129,022,545)	(2,828)	(12,838,397)

Options outstanding June 30, 2012	191,899,354	1,873	$3,074,817

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

MSF-28

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium

MSF-29

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are typically calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). The Portfolio may enter into swap transactions with counterparties that are approved by the Adviser or the relevant subadviser.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire notional amount of one designated currency in exchange for the other designated currency. Therefore, the entire notional amount of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of credit default swaps, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract plus, when the Portfolio is the protection buyer, any premiums paid. This risk is mitigated by collateral posted by the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issuer or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. For credit default swap

MSF-30

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2012 for which the Portfolio is the seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities. Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps typically do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique was not used.

Disclosures About Derivative Instruments and Hedging Activities - At June 30, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value	$60,954		Liabilities—Swap contracts at value	$(7,495,684)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions	5,628,187	*	Net Assets—Unrealized appreciation on investments and foreign currency transactions	(3,572,179)*
	Assets—Investments at value**	1,281,087		Liabilities—Options written, at fair value	(2,254,707)
	Assets—Swap contracts at value	2,392,670		Liabilities—Swap contracts at value	(6,345,658)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	2,336,013		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(1,293,272)
	Assets—Investments at value**	176,324		Liabilities—Options written, at fair value	(368,846)

Total		$11,875,235			$(21,330,346)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
**	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2012, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(8,296,115)	$(186,256)	$(8,482,371)
Foreign Currency Transactions	—	—	4,323,763	4,323,763
Investments*	—	(3,960,979)	(16,350,959)	(20,311,938)
Options Written	—	2,630,249	13,130,527	15,760,776
Swap Contracts	(2,596,242)	1,216,220	—	(1,380,022)

Total	$(2,596,242)	$(8,410,625)	$917,075	$(10,089,792)

MSF-31

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$2,277,707	$—	$2,277,707
Foreign Currency Transactions	—	—	(2,583,391)	(2,583,391)
Investments*	—	(1,283,484)	7,960	(1,275,524)
Options Written	—	1,442,233	587,350	2,029,583
Swap Contracts	2,030,591	(4,098,032)	—	(2,067,441)

Total	$2,030,591	$(1,661,576)	$(1,988,081)	$(1,619,066)

Derivative Description	Average Notional or Face Amount
Futures Contracts Short	$(15,424,335,191)
Futures Contracts Long	891,737,930
Forward Foreign Currency Transactions	255,696,222
Options Purchased	658,079,043
Options Written	(653,733,238)
Swap Contracts	772,912,008

*	Options purchased are part of Net realized gain (loss) on investments and Net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$87,475,263	$73,128,292	$—	$—	$—	$—	$87,475,263	$73,128,292

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$131,145,035	$—	$38,905,334	$—	$—	$170,050,369

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-32

Metropolitan Series Fund

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-33

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-34

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-35

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-36

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-37

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-38

Metropolitan Series Fund

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 6.15%, 6.06%, and 6.08%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 9.38% and 2.37%, respectively. A blend of the Russell 1000 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 6.67% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The year 2012 started off strong for stocks. Much of the gain in share prices can be attributed to improved economic data, particularly in terms of the labor market and the absence of “external shocks.” The European debt crisis had remained reasonably well contained. Given the relatively benign environment, market volatility declined noticeably in the first two months as stocks experienced multiple weeks of uninterrupted gains; however, the pace of gains moderated considerably by the end of the first quarter.

The second quarter saw a return of volatility as investors again began reacting to the latest developments in Europe and weakening economic data at home. Additionally, a growing sense that stocks had risen too far, too fast was weighing on the markets and, in retrospect, it does appear that stocks had become overdue for a correction. This backdrop, combined with heightened uncertainty and unease, was enough to spark a retrenchment in risk assets. By early June, the selloff in U.S. stocks met the technical definition of a correction when they declined 10% from their April highs. Stocks did manage to stage a bit of a recovery in the last few trading weeks of the quarter, primarily due to increasing optimism that policymakers in both Europe and the United States were set to engage in additional easing measures.

Regarding fixed income, risk assets received investor support at the start of 2012 as the European Central Bank’s second phase of its Long-Term Refinancing Operation (LTRO) helped increase confidence. During the first quarter, markets fell victim to rising oil prices and rising U.S. Treasury rates, forcing profit taking. However, these factors were ultimately not large enough to overturn the rally in the global markets seen since the start of the fourth quarter of 2011.

During the second quarter, the majority of risk assets suffered, yielding negative returns. In the month May, asset prices swung violently eroding investors confidence. However, in June as the financial markets navigated through the Greek elections, a U.S. Federal Open Market Committee rate decision/extension of Operation Twist and an European Union summit, the markets performed positively, but not enough to offset May’s results.

U.S. financial markets continued to be subjected to the fiscal instability concerns plaguing European periphery nations. Additionally, the U.S. economic recovery remained fragile as U.S. fiscal issues loomed and jobs growth slowed, creating an environment unsupportive of meaningful Gross Domestic Product (GDP) growth. As such, we remained risk-aware from a credit and interest rate perspective as a safeguard against near-term volatility.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

As of June 30, 2012, the Portfolio invested approximately 60% of its assets in equities and 40% in bonds. The first six months of the year have been characterized by risk-on and risk-off periods. A variety of factors account for this, notably economic and related political issues in the Eurozone. Central banks globally have tended to be reactive to market events, but not enough to dampen risk aversion or properly stimulate growth. While there are some possibilities for growth— loosening of monetary policy in emerging markets as inflation fears recede as well as falling oil prices which typically stimulate demand— risk aversion remains high and the risk-on, risk-off trend, in our opinion, looks likely to continue into the second half of the year.

The equity portion of the Portfolio underperformed the Russell 1000 Index for the six month period. The largest detractors from the equity portion of the Portfolio’s performance came from Financials and Information Technology (IT). As Financials surged amid improving investor confidence, the Portfolio’s underweight hurt relative returns, as did stock selection, especially within diversified financial services, commercial banks and capital markets. Stock selection detracted from performance within IT. In particular, the equity portion of the Portfolio was biased towards commodity-exposed hardware securities, which underperformed on weakness in enterprise and PC demand.

On the positive side, stock selection in Materials and Energy contributed to performance. Within Materials, stock selection in chemicals and metals & mining had a positive impact. Within the Energy sector, the Portfolio’s holdings in refining stocks were standout performers. The elevated price discount on domestic oil (benchmarked by West Texas Intermediate) was a profit boon for U.S. refiners leveraged to the cheap crude versus more expensive Brent oil (its international counterpart). Select companies, in turn, shared some of those windfall profits with investors by way of dividends and stock buybacks.

Given our outlook at period end, the equity portion of the Portfolio reflected an approach that balanced exposure to faster-growing, cyclical companies that were best positioned for a recovery with more defensive holdings that were expected to provide steady performance irrespective of the economic backdrop. As of period end, the equity portion of the Portfolio’s largest sector overweights relative to the Russell 1000 Index included Healthcare, Consumer Discretionary, and IT, and the most significant underweights were Consumer Staples and Financials.

Throughout the six-month period, the fixed income portion of the Portfolio was overweight relative to its benchmark index in Non-Government spread sectors (securities driven by movements in credit risk) and underweight in Government-Owned/Government-Related sectors. Despite experiencing volatility throughout the

MSF-1

Metropolitan Series Fund

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

period, exposure to spread sectors was the primary contributor to performance for the fixed income portion of the Portfolio.

The strategy’s overweight to Commercial Mortgage-Backed Securities (“CMBS”) and out-of-index allocations to High Yield bonds and Non-Agency Mortgage-Backed Securities (“MBS”) contributed the most to relative outperformance over the period. Additionally, the fixed income portion of the Portfolio benefited from active trading of Agency MBS as the sector continued to be supported by monetary policy operations and demand from financial institutions seeking relative safety and an alternative to U.S. Treasuries.

Duration management was a slight detractor from performance as the fixed income portion of the Portfolio maintained a short bias while European sovereign debt concerns dominated financial markets and U.S. Treasury yields reached new lows. However, the fixed income portion of the Portfolio’s yield curve flattening bias more than offset the short duration stance as long end bonds rallied significantly.

The fixed income portion of the Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a short duration bias which had a negative effect on performance during the period. However, the Portfolio held a yield curve flattening bias expressed by a combination of long dated Treasury securities and short intermediate Treasury futures. The net effect of our yield curve positioning was a positive to performance.

The fixed income portion of the Portfolio maintained a short duration bias for most of the period. The fixed income portion of the Portfolio slightly reduced exposure to High Yield Corporate Credit and modestly added to U.S. Treasury positions. Exposure to Agency MBS was actively traded throughout the period seeking to capitalize on mixed prepayment activity. Toward period end, the fixed income portion of the Portfolio reduced exposure to Agency MBS and employed a barbell strategy with the goal of underweighting middle coupon stack mortgages that tend to be more susceptible to refinancing risk. The Portfolio increased exposure to high-quality CMBS and Auto Loan Asset-Backed Securities (“ABS”) as they appeared attractive relative to other short-dated spread sectors.

At period end, the fixed income portion of the Portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in Government-Owned/Government-Related sectors in favor of Non-Government spread sectors. Within spread sectors, the fixed income portion of the Portfolio was overweight in CMBS, ABS, but underweight Investment Grade Corporate Credit. Within the Government sectors, the fixed income portion of the Portfolio was underweight in U.S. Treasuries, Agency Debentures, and Agency MBS. The fixed income portion of the Portfolio also held out-of-index allocations to Non-Agency Residential MBS and High Yield Corporate Credit. The fixed income portion of the Portfolio ended the period with a shorter duration relative to the benchmark index.

Chris Leavy

Peter Stournaras

Rick Rieder

Bob Miller

Matthew Marra

Eric Pellicciaro

Philip Green

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	6.15	2.43	1.58	4.85	—
Class B	6.06	2.20	1.32	—	3.75
Class E	6.08	2.29	1.43	4.70	—
Russell 1000 Index	9.38	4.37	0.39	5.72	—
Barclays U.S. Aggregate Bond Index	2.37	7.47	6.79	5.63	—

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pool	9.5
U.S. Treasury Notes	7.3
U.S. Treasury Bonds	3.0
Apple, Inc.	2.9
Ginnie Mae 30 Yr. TBA	2.0
Fannie Mae 15 Yr. Pool	1.9
Microsoft Corp.	1.6
International Business Machines Corp.	1.6
Chevron Corp.	1.5
Federal National Mortgage Association	1.4

Top Equity Sectors

% of Net Assets
Information Technology	13.3
Health Care	10.4
Consumer Discretionary	8.9
Energy	7.1
Financials	7.1

Top Fixed Income Sectors

% of Net Assets

Agency Sponsored Mortgage-Backed	16.6
Corporate	12.1
U.S. Treasuries	10.6
Commercial Mortgage-Backed	4.4
Asset-Backed	3.1

MSF-3

Metropolitan Series Fund

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A	Actual	0.51%	$1,000.00	$1,061.50	$2.61
	Hypothetical*	0.51%	$1,000.00	$1,022.29	$2.56

Class B	Actual	0.76%	$1,000.00	$1,060.60	$3.89
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.82

Class E	Actual	0.66%	$1,000.00	$1,060.80	$3.38
	Hypothetical*	0.66%	$1,000.00	$1,021.54	$3.32

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—60.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.8%
General Dynamics Corp.	125,750	$8,294,470
Lockheed Martin Corp. (a)	98,450	8,573,026
Northrop Grumman Corp.	133,625	8,523,939
Raytheon Co.	156,025	8,829,454

		34,220,889

Auto Components—0.1%
TRW Automotive Holdings Corp. (b)	25,400	933,704

Automobiles—0.1%
Thor Industries, Inc. (a)	45,775	1,254,693

Beverages—0.1%
The Coca-Cola Co.	10,800	844,452

Capital Markets—0.8%
The Goldman Sachs Group, Inc.	96,450	9,245,697

Chemicals—1.2%
CF Industries Holdings, Inc.	41,275	7,996,618
Cytec Industries, Inc.	68,275	4,003,646
PPG Industries, Inc.	30,175	3,202,171

		15,202,435

Commercial Banks—0.1%
Wells Fargo & Co.	39,975	1,336,764

Communications Equipment—1.0%
Cisco Systems, Inc.	739,925	12,704,512

Computers & Peripherals—5.1%
Apple, Inc. (b)	61,650	36,003,600
Dell, Inc. (b)	653,075	8,176,499
Diebold, Inc.	61,375	2,265,351
Hewlett-Packard Co.	417,200	8,389,892
QLogic Corp. (a) (b)	63,375	867,604
Western Digital Corp. (b)	241,775	7,369,302

		63,072,248

Construction & Engineering—0.9%
Chicago Bridge & Iron Co., NV	31,175	1,183,403
Fluor Corp.	133,625	6,593,058
URS Corp.	97,450	3,399,056

		11,175,517

Consumer Finance—0.7%
Discover Financial Services	266,175	9,204,332

Diversified Consumer Services—1.0%
Apollo Group, Inc. (Class A) (a) (b)	166,625	6,030,159
ITT Educational Services, Inc. (a) (b)	83,062	5,046,016
Service Corp. International (a)	88,750	1,097,838

		12,174,013

Diversified Financial Services—2.7%
Citigroup, Inc.	429,500	$11,772,595
JPMorgan Chase & Co.	424,300	15,160,239
Moody’s Corp. (a)	194,000	7,090,700

		34,023,534

Diversified Telecommunication Services—1.5%
AT&T, Inc.	110,150	3,927,949
Verizon Communications, Inc.	329,450	14,640,758

		18,568,707

Energy Equipment & Services—0.6%
Nabors Industries, Ltd. (b)	550,825	7,931,880

Food & Staples Retailing—1.2%
Safeway, Inc. (a)	403,600	7,325,340
The Kroger Co.	308,050	7,143,680

		14,469,020

Food Products—0.1%
Smithfield Foods, Inc. (a) (b)	65,375	1,414,061

Health Care Equipment & Supplies—0.7%
Zimmer Holdings, Inc. (b)	124,850	8,035,346

Health Care Providers & Services—4.6%
Aetna, Inc.	183,200	7,102,664
AmerisourceBergen Corp.	215,400	8,475,990
Cardinal Health, Inc.	86,750	3,643,500
HCA Holdings, Inc. (b)	176,425	5,368,613
Humana, Inc.	102,350	7,925,984
McKesson Corp.	94,550	8,864,062
Omnicare, Inc. (a)	173,625	5,422,309
UnitedHealth Group, Inc.	182,200	10,658,700

		57,461,822

Hotels, Restaurants & Leisure—0.6%
Wyndham Worldwide Corp.	151,025	7,965,059

Household Products—0.2%
The Procter & Gamble Co.	37,975	2,325,969

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (b)	136,425	2,368,338

Industrial Conglomerates—1.2%
3M Co.	30,772	2,757,171
General Electric Co.	197,900	4,124,236
Tyco International, Ltd.	155,025	8,193,071

		15,074,478

Insurance—2.7%
American Financial Group, Inc.	45,375	1,780,061
American International Group, Inc. (b)	275,875	8,852,829
Lincoln National Corp.	107,250	2,345,558
The Chubb Corp.	115,050	8,377,941

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
The Travelers Cos., Inc.	101,350	$6,470,184
Unum Group	294,450	5,632,828

		33,459,401

Internet & Catalog Retail—0.6%
Expedia, Inc.	163,825	7,875,068

Internet Software & Services—1.2%
Google, Inc. (Class A) (b)	26,400	15,313,848

IT Services—2.9%
Alliance Data Systems Corp. (a) (b)	55,575	7,502,625
International Business Machines Corp.	99,450	19,450,431
The Western Union Co.	428,000	7,207,520
Total System Services, Inc.	73,175	1,751,078

		35,911,654

Machinery—1.9%
AGCO Corp. (b)	23,400	1,070,082
Cummins, Inc.	76,075	7,372,428
Ingersoll-Rand plc	191,000	8,056,380
Parker Hannifin Corp.	96,450	7,415,076

		23,913,966

Media—2.8%
DIRECTV (b)	191,000	9,324,620
DISH Network Corp. (b)	246,675	7,042,571
Gannett Co., Inc. (a)	480,675	7,080,343
The Interpublic Group of Cos., Inc.	232,975	2,527,779
Time Warner Cable, Inc.	110,150	9,043,315

		35,018,628

Metals & Mining—0.6%
Alcoa, Inc. (a)	883,275	7,728,656

Multiline Retail—1.2%
Macy’s, Inc.	208,600	7,165,410
Nordstrom, Inc.	143,225	7,116,850

		14,282,260

Office Electronics—0.1%
Xerox Corp.	184,200	1,449,654

Oil, Gas & Consumable Fuels—6.5%
Apache Corp.	107,250	9,426,202
Chevron Corp.	178,400	18,821,200
ConocoPhillips	212,500	11,874,500
Devon Energy Corp.	134,525	7,801,105
Exxon Mobil Corp.	187,200	16,018,704
Marathon Oil Corp.	270,075	6,905,818
Marathon Petroleum Corp.	219,400	9,855,448

		80,702,977

Paper & Forest Products—0.6%
International Paper Co.	243,675	$7,044,644

Personal Products—0.6%
Herbalife, Ltd. (a)	150,125	7,255,541

Pharmaceuticals—5.2%
Abbott Laboratories	196,000	12,636,120
Eli Lilly & Co.	236,875	10,164,306
Forest Laboratories, Inc. (b)	222,300	7,778,277
Johnson & Johnson (a)	34,175	2,308,863
Merck & Co., Inc.	356,400	14,879,700
Pfizer, Inc.	712,650	16,390,950

		64,158,216

Semiconductors & Semiconductor Equipment—0.0%
Advanced Micro Devices, Inc. (a) (b)	78,006	446,974

Software—2.8%
CA, Inc.	304,150	8,239,423
Microsoft Corp.	649,200	19,859,028
Symantec Corp. (b)	464,075	6,780,136

		34,878,587

Specialty Retail—2.5%
Advance Auto Parts, Inc.	16,600	1,132,452
Best Buy Co., Inc. (a)	354,025	7,420,364
GameStop Corp. (a)	73,629	1,351,829
Limited Brands, Inc.	162,825	6,924,947
PetSmart, Inc.	88,750	6,050,975
RadioShack Corp. (a)	121,850	467,904
The Gap, Inc. (a)	290,450	7,946,712

		31,295,183

Tobacco—0.6%
Philip Morris International, Inc.	84,850	7,404,011

Total Common Stock (Identified Cost $695,863,793)		749,146,738

U.S. Treasury & Government Agencies—27.9%
Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—16.6%
Fannie Mae 15 Yr.
4.500%, TBA	$1,900,000	2,036,266
Fannie Mae 15 Yr. Pool
3.500%, 11/01/26	888,325	939,614
3.500%, 01/01/27	1,815,409	1,920,226
3.500%, 02/01/27	1,546,924	1,636,238
3.500%, 04/01/27	1,700,000	1,798,153
3.500%, 06/01/27	3,059,000	3,235,617
4.000%, 02/01/25	2,078,505	2,211,793
4.000%, 09/01/25	602,514	641,152
4.000%, 10/01/25	1,055,759	1,123,462
4.000%, 01/01/26	288,984	307,515

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.000%, 07/01/26	$850,727	$905,813
4.000%, 08/01/26	437,913	466,269
4.500%, 02/01/25	427,489	458,510
4.500%, 04/01/25	58,854	63,124
4.500%, 07/01/25	338,058	362,589
4.500%, 06/01/26	6,866,032	7,364,264
Fannie Mae 30 Yr.
5.000%, TBA	1,100,000	1,190,234
6.000%, TBA	13,900,000	15,272,624
Fannie Mae 30 Yr. Pool
3.500%, 02/01/42	99,243	104,792
3.500%, 03/01/42	593,743	626,938
3.500%, 04/01/42	1,583,272	1,671,909
3.500%, 05/01/42	11,440,102	12,088,547
3.500%, 06/01/42	5,050,000	5,326,036
4.000%, 01/01/41	9,818,008	10,574,919
4.000%, 04/01/41	1,214,627	1,316,790
4.000%, 11/01/41	343,090	370,232
4.000%, 12/01/41	7,645,920	8,266,315
4.000%, 02/01/42	2,825,800	3,017,681
4.000%, 05/01/42	6,571,945	7,040,516
4.000%, 06/01/42	4,047,604	4,327,992
4.000%, 07/01/42	92,500	99,095
4.500%, 01/01/41	228,778	249,870
4.500%, 03/01/41	2,379,617	2,599,002
4.500%, 04/01/41	2,592,546	2,831,560
4.500%, 05/01/41	25,327,091	27,258,416
4.500%, 06/01/41	452,895	494,649
5.000%, 09/01/33	780,221	849,011
5.000%, 07/01/34	2,813,042	3,060,523
5.000%, 08/01/34	639,231	697,211
5.000%, 03/01/35	1,219,876	1,330,453
5.000%, 05/01/35	111,070	120,792
5.000%, 06/01/35	745,187	812,729
5.000%, 07/01/35	1,155,359	1,260,063
5.000%, 12/01/35	471,927	513,536
5.500%, 08/01/28	35,788	39,412
5.500%, 04/01/33	261,867	287,891
5.500%, 09/01/34	1,368,121	1,503,230
5.500%, 08/01/37	1,630,102	1,792,102
5.500%, 08/01/41	1,900,000	2,071,594
6.000%, 03/01/28	16,705	18,548
6.000%, 05/01/28	34,748	38,987
6.000%, 06/01/28	2,778	3,117
6.000%, 02/01/34	919,925	1,035,892
6.000%, 08/01/34	519,233	584,688
6.000%, 04/01/35	4,221,601	4,753,781
6.000%, 02/01/38	101,456	111,805
6.000%, 04/01/38	123,823	136,453
6.000%, 05/01/38	1,900,000	2,091,780
6.000%, 10/01/38	672,758	741,379
6.000%, 09/01/39	368,603	406,201
6.000%, 04/01/40	1,619,982	1,785,218
6.000%, 10/01/40	150,524	165,877
6.500%, 05/01/40	4,948,964	5,587,530

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
3.085%, 03/01/41 (c)	$465,975	$487,863
3.152%, 03/01/41 (c)	629,344	656,970
3.311%, 12/01/40 (c)	882,628	930,177
3.330%, 06/01/41 (c)	930,285	978,965
3.480%, 09/01/41 (c)	666,996	702,537
Fannie Mae REMICS
4.000%, 08/25/19	1,364,322	1,432,458
FHLMC Multifamily Structured Pass-Through Certificates
1.560%, 12/25/18 (c)	3,270,026	269,790
2.873%, 12/25/21	2,545,000	2,656,825
3.974%, 01/25/21 (c)	1,400,000	1,570,115
Freddie Mac 30 Yr.
4.500%, TBA	500,000	533,750
Freddie Mac 30 Yr. Gold Pool
5.000%, 03/01/38	5,700,082	6,134,498
5.500%, 07/01/33	782,947	859,044
Freddie Mac ARM Non-Gold Pool
3.039%, 02/01/41 (c)	767,519	803,626
Freddie Mac Multi-Family Mortgage Trust (144A)
3.740%, 04/25/45	500,000	420,460
4.162%, 11/25/44 (c)	215,000	186,661
Ginnie Mae 30 Yr.
4.000%, TBA	4,700,000	5,132,547
4.500%, TBA	8,700,000	9,511,546
5.000%, TBA	9,400,000	10,342,937
Ginnie Mae I 15 Yr. Pool
6.500%, 07/15/14	4,335	4,793
7.500%, 12/15/14	85,886	89,008
Ginnie Mae I 30 Yr. Pool
9.000%, 11/15/19	8,192	8,227

		205,711,322

Federal Agencies—0.7%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A)
5.125%, 04/19/17	400,000	470,537
Federal Home Loan Bank
5.500%, 07/15/36	360,000	485,594
Federal Home Loan Bank of Chicago
5.625%, 06/13/16	1,640,000	1,890,064
Federal National Mortgage Association
Zero Coupon, 10/09/19 (d)	1,615,000	1,309,072
5.125%, 01/02/14	1,205,000	1,286,245
Tennessee Valley Authority
5.250%, 09/15/39	2,390,000	3,116,228
5.980%, 04/01/36	430,000	601,217

		9,158,957

U.S. Treasury—10.6%
U.S. Treasury Bonds
3.000%, 05/15/42	26,644,000	27,905,434
3.125%, 02/15/42 (e)	8,448,000	9,073,676
U.S. Treasury Inflation Protected Bonds (TIPS)
0.750%, 02/15/42	1,776,672	1,863,700

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Inflation Protected Bonds (TIPS)
2.125%, 02/15/41	$1,307,935	$1,866,669
U.S. Treasury Notes
0.125%, 09/30/13	9,725,000	9,706,386
0.250%, 05/31/14	1,610,000	1,607,988
0.375%, 06/15/15	12,700,000	12,689,091
0.625%, 05/31/17	10,095,000	10,048,472
0.625%, 06/30/17	20,325,000	20,345,650
1.000%, 06/30/19	820,000	813,465
1.125%, 05/31/19	825,000	826,289
1.750%, 05/15/22	34,935,800	35,219,653

		131,966,473

Total U.S. Treasury & Government Agencies (Identified Cost $341,753,691)		346,836,752

Corporate Bonds & Notes—12.1%

Aerospace & Defense—0.1%
Sequa Corp. (144A)
11.750%, 12/01/15	370,000	390,350
United Technologies Corp.
3.100%, 06/01/22	235,000	246,248
4.500%, 06/01/42	200,000	219,681

		856,279

Auto Components—0.0%
BorgWarner, Inc.
4.625%, 09/15/20	335,000	364,870

Capital Markets—0.2%
Capital One Capital V
10.250%, 08/15/39	300,000	306,000
Credit Suisse AG
5.400%, 01/14/20	295,000	306,820
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (f)	325,000	33
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (f)	1,770,000	177
6.750%, 12/28/17 (f)	2,505,000	250
State Street Capital Trust IV 1.468%, 06/01/77 (c)	90,000	64,969
The Goldman Sachs Group, Inc. 5.750%, 01/24/22	1,550,000	1,636,186

		2,314,435

Chemicals—0.0%
The Dow Chemical Co. 4.125%, 11/15/21 (a)	500,000	536,302

Commercial Banks—1.3%
ABN Amro Bank NV 6.375%, 04/27/21 (EUR)	115,000	144,364
Bank of Scotland plc (144A) 5.250%, 02/21/17	715,000	786,592

Commercial Banks—(Continued)
Caisse Centrale Desjardins du Quebec (144A) 2.550%, 03/24/16	$1,920,000	$2,020,712
Canadian Imperial Bank of Commerce (144A) 2.600%, 07/02/15 (a)	680,000	715,182
CIT Group, Inc. (144A)
7.000%, 05/02/16	30,000	30,075
7.000%, 05/02/17 (a)	42,230	42,309
Commerzbank AG 6.375%, 03/22/19 (EUR)	300,000	326,499
Discover Bank 8.700%, 11/18/19	800,000	993,918
Fifth Third Capital Trust IV 6.500%, 04/15/67 (c)	695,000	690,656
HSBC Bank Brasil S.A. (144A) 4.000%, 05/11/16 (c)	1,900,000	1,928,500
HSBC Bank plc (144A) 3.100%, 05/24/16	1,035,000	1,068,744
HSBC Holdings plc 6.100%, 01/14/42	435,000	532,734
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	1,720,000	1,918,098
6.000%, 10/01/17	1,035,000	1,158,809
Kreditanstalt fuer Wiederaufbau 1.375%, 07/15/13	845,000	853,342
Landsbanki Islands Hf (144A) 6.100%, 12/31/49 (f)	320,000	16,000
Sparebank 1 Boligkreditt AS (144A) 2.300%, 06/30/18	1,060,000	1,064,600
Wells Fargo & Co. 3.500%, 03/08/22	1,415,000	1,455,983

		15,747,117

Construction Materials—0.0%
Lafarge S.A. 7.125%, 07/15/36 (a)	186,000	184,140

Consumer Finance—0.2%
Capital One Capital VI 8.875%, 05/15/40	960,000	975,600
Ford Motor Credit Co., LLC 6.625%, 08/15/17	390,000	443,615
SLM Corp. 6.250%, 01/25/16	896,000	940,800

		2,360,015

Containers & Packaging—0.1%
Reynolds Group Issuer, Inc. (144A)
6.875%, 02/15/21	625,000	650,000
7.875%, 08/15/19	840,000	909,300

		1,559,300

Diversified Financial Services—1.8%
Bank of America Corp.
3.875%, 03/22/17 (a)	720,000	733,462

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Bank of America Corp.
5.700%, 01/24/22	$1,930,000	$2,125,497
6.500%, 08/01/16	405,000	444,744
7.625%, 06/01/19	425,000	499,749
BP Capital Markets plc
3.125%, 10/01/15	450,000	478,408
3.875%, 03/10/15	240,000	257,185
Citigroup, Inc.
4.450%, 01/10/17	280,000	293,508
4.587%, 12/15/15	2,915,000	3,049,312
Eksportfinans ASA 5.500%, 05/25/16 (a)	530,000	520,802
General Electric Capital Corp. 2.125%, 12/21/12	1,020,000	1,028,792
Intergas Finance BV (144A) 6.375%, 05/14/17	260,000	282,251
JPMorgan Chase & Co. 3.150%, 07/05/16	1,477,000	1,518,953
JPMorgan Chase Capital XXV 6.800%, 10/01/37	290,000	289,999
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	220,000	231,194
Level 3 Financing, Inc. 8.125%, 07/01/19	581,000	596,251
Newcrest Finance Pty, Ltd. (144A) 4.450%, 11/15/21	500,000	513,077
Petrobras International Finance Co.
3.875%, 01/27/16	1,835,000	1,894,527
5.750%, 01/20/20	1,855,000	2,029,144
Sprint Capital Corp. 6.875%, 11/15/28	240,000	193,200
Swiss Re Capital I L.P. (144A) 6.854%, 05/29/49 (c)	740,000	681,705
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	290,000	305,016
Teva Pharmaceutical Finance II BV 3.000%, 06/15/15	720,000	757,723
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	700,000	736,245
Tiers Trust (144A) 2.216%, 05/12/14 (c)	2,668,000	2,668,000
Virgin Media Secured Finance plc 6.500%, 01/15/18	690,000	750,375

		22,879,119

Diversified Telecommunication Services—0.3%
CCH II, LLC 13.500%, 11/30/16	1,325,000	1,477,375
Intelsat Jackson Holdings S.A. 7.250%, 04/01/19	496,000	520,800
Verizon Communications, Inc.
3.500%, 11/01/21	710,000	755,914
6.100%, 04/15/18	474,000	577,473
6.400%, 02/15/38	580,000	753,172

		4,084,734

Electric Utilities—0.7%
Alabama Power Co. 3.950%, 06/01/21	$680,000	$743,491
Duke Energy Carolinas, LLC 4.250%, 12/15/41	515,000	555,176
Energy Future Intermediate Co., LLC 10.000%, 12/01/20	2,590,000	2,816,625
Exelon Generation Co., LLC (144A) 4.250%, 06/15/22	273,751	274,629
Florida Power & Light Co. 5.950%, 02/01/38	525,000	697,446
Georgia Power Co. 3.000%, 04/15/16	1,095,000	1,170,886
Jersey Central Power & Light Co. 7.350%, 02/01/19 (a)	330,000	418,194
Southern California Edison Co. 5.950%, 02/01/38	475,000	626,389
The Cleveland Electric Illuminating Co.
5.950%, 12/15/36	328,000	370,819
8.875%, 11/15/18	181,000	241,892
Trans-Allegheny Interstate Line Co. (144A) 4.000%, 01/15/15	345,000	362,325

		8,277,872

Energy Equipment & Services—0.4%
Ensco plc
3.250%, 03/15/16	230,000	241,519
4.700%, 03/15/21	479,000	521,746
Transocean, Inc.
5.050%, 12/15/16	1,200,000	1,301,573
6.000%, 03/15/18	820,000	915,944
6.500%, 11/15/20	1,479,000	1,677,613

		4,658,395

Food & Staples Retailing—0.0%
Wal-Mart Stores, Inc. 6.200%, 04/15/38	80,000	108,826

Food Products—0.2%
Kraft Foods Group, Inc. (144A)
3.500%, 06/06/22	673,000	690,607
5.000%, 06/04/42	173,000	183,099
Kraft Foods, Inc.
6.500%, 08/11/17	960,000	1,164,756
6.500%, 02/09/40	580,000	745,062

		2,783,524

Gas Utilities—0.1%
KeySpan Gas East Corp. (144A) 5.819%, 04/01/41	565,000	721,606

Health Care Equipment & Supplies—0.2%
Boston Scientific Corp. 6.250%, 11/15/15 (c)	1,774,000	1,986,875

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Health Care Providers & Services—0.2%
HCA, Inc. 5.750%, 03/15/14	$358,000	$374,557
6.500%, 02/15/20	512,000	554,880
7.250%, 09/15/20	520,000	572,000
Tenet Healthcare Corp. 6.250%, 11/01/18	690,000	729,675
8.875%, 07/01/19	225,000	252,563
UnitedHealth Group, Inc. 3.375%, 11/15/21	230,000	241,895

		2,725,570

Hotels, Restaurants & Leisure—0.2%
MGM Resorts International 10.375%, 05/15/14	570,000	642,675
11.125%, 11/15/17	770,000	864,325
Wyndham Worldwide Corp. 4.250%, 03/01/22	900,000	906,247

		2,413,247

Insurance—0.9%
Allianz Finance II BV 5.750%, 07/08/41 (EUR) (c)	800,000	911,840
American International Group, Inc. 4.875%, 06/01/22	1,291,000	1,320,980
5.450%, 05/18/17	505,000	548,220
8.175%, 05/15/58 (c)	260,000	282,100
AXA S.A. 5.250%, 04/16/40 (EUR) (c)	550,000	554,780
Fairfax Financial Holdings, Ltd. (144A) 5.800%, 05/15/21	443,000	433,671
Hartford Financial Services Group, Inc. 6.000%, 01/15/19	485,000	519,521
ING Verzekeringen NV 2.507%, 06/21/21 (EUR) (c)	110,000	130,449
Lincoln National Corp. 6.050%, 04/20/67 (a)	675,000	617,625
7.000%, 06/15/40	450,000	530,773
Manulife Financial Corp. 3.400%, 09/17/15	1,570,000	1,613,448
Muenchener Rueckversicherungs AG 6.000%, 05/26/41 (EUR) (c)	500,000	619,974
Prudential Financial, Inc. 4.750%, 09/17/15	1,870,000	2,013,264
5.375%, 06/21/20 (a)	770,000	852,071
XL Group plc 6.500%, 12/29/49 (c)	775,000	629,688

		11,578,404

IT Services—0.0%
First Data Corp. (144A) 7.375%, 06/15/19	280,000	285,600
8.250%, 01/15/21	105,000	105,000

		390,600

Life Sciences Tools & Services—0.1%
Life Technologies Corp. 6.000%, 03/01/20	$650,000	$762,559

Machinery—0.0%
Joy Global, Inc. 5.125%, 10/15/21	325,000	356,786

Media—1.1%
CBS Corp. 4.625%, 05/15/18	215,000	234,597
5.750%, 04/15/20	340,000	395,446
8.875%, 05/15/19	380,000	502,507
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/17	1,207,000	1,314,927
Comcast Corp. 4.650%, 07/15/42	807,000	807,370
5.875%, 02/15/18	205,000	242,408
COX Communications, Inc. (144A) 8.375%, 03/01/39	1,510,000	2,125,011
CSC Holdings, LLC 8.500%, 04/15/14	389,000	427,900
DIRECTV Holdings, LLC 5.150%, 03/15/42	280,000	281,806
6.375%, 03/01/41	620,000	709,862
NBCUniversal Media, LLC 4.375%, 04/01/21	1,090,000	1,199,137
5.150%, 04/30/20	946,000	1,086,075
News America, Inc. 6.650%, 11/15/37	10,000	11,673
QVC, Inc. (144A) 7.500%, 10/01/19	590,000	654,900
TCI Communications, Inc. 7.875%, 02/15/26	1,159,000	1,562,353
Time Warner Cable, Inc. 5.500%, 09/01/41 (c)	690,000	750,782
5.875%, 11/15/40	580,000	649,128
Time Warner, Inc. 4.700%, 01/15/21	270,000	300,868

		13,256,750

Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. 2.150%, 03/01/17	235,000	231,698
Novelis, Inc. 8.750%, 12/15/20	1,095,000	1,179,862

		1,411,560

Multi-Utilities—0.3%
Dominion Resources, Inc. 1.950%, 08/15/16	880,000	896,751
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,395,384
6.500%, 09/15/37	725,000	954,446

		3,246,581

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Multiline Retail—0.3%
Dollar General Corp. 11.875%, 07/15/17 (g)	$685,000	$726,963
Macy’s Retail Holdings, Inc. 5.900%, 12/01/16	1,170,000	1,348,612
7.450%, 07/15/17	861,000	1,048,400

		3,123,975

Oil, Gas & Consumable Fuels—1.5%
Anadarko Petroleum Corp. 5.950%, 09/15/16	1,773,000	2,011,961
6.375%, 09/15/17	1,341,000	1,557,751
Consol Energy, Inc. 8.250%, 04/01/20	273,000	286,650
El Paso Pipeline Partners Operating Co., LLC 6.500%, 04/01/20	840,000	974,885
Energy Transfer Partners, L.P. 6.500%, 02/01/42	1,095,000	1,173,446
Enterprise Products Operating, LLC 6.300%, 09/15/17	1,725,000	2,058,986
Kinder Morgan Energy Partners, L.P. 5.950%, 02/15/18	775,000	898,697
6.375%, 03/01/41	220,000	250,828
6.550%, 09/15/40	150,000	171,073
Laredo Petroleum, Inc. (144A) 7.375%, 05/01/22	440,000	457,600
Linn Energy, LLC (144A) 6.250%, 11/01/19	910,000	891,800
Marathon Petroleum Corp. 6.500%, 03/01/41	1,048,000	1,191,008
MEG Energy Corp. (144A) 6.500%, 03/15/21	1,360,000	1,388,900
OGX Petroleo e Gas Participacoes S.A. (144A) 8.500%, 06/01/18	200,000	178,000
Peabody Energy Corp. (144A) 6.250%, 11/15/21 (a)	610,000	603,900
Plains Exploration & Production Co. 10.000%, 03/01/16	150,000	163,500
Pride International, Inc. 6.875%, 08/15/20	320,000	392,631
Range Resources Corp. 5.750%, 06/01/21	155,000	161,975
7.250%, 05/01/18	1,705,000	1,807,300
Rockies Express Pipeline, LLC (144A) 3.900%, 04/15/15	629,000	605,412
Valero Energy Corp. 6.625%, 06/15/37	280,000	313,960
Western Gas Partners, L.P. 4.000%, 07/01/22	440,000	440,000
5.375%, 06/01/21	878,000	971,849

		18,952,112

Paper & Forest Products—0.1%
International Paper Co. 4.750%, 02/15/22 (a)	850,000	927,807

Paper & Forest Products—(Continued)
International Paper Co.
6.000%, 11/15/41	$635,000	$715,912

		1,643,719

Real Estate Investment Trusts—0.3%
ERP Operating, L.P. 4.625%, 12/15/21	710,000	771,183
Hospitality Properties Trust 5.625%, 03/15/17	429,000	456,821
Ventas Realty, L.P. 4.750%, 06/01/21	415,000	431,118
Vornado Realty L.P. 5.000%, 01/15/22	1,725,000	1,824,079

		3,483,201

Real Estate Management & Development—0.1%
Realogy Corp. (144A) 7.875%, 02/15/19 (a)	847,000	827,943

Road & Rail—0.1%
Penske Truck Leasing Co., L.P. (144A) 3.125%, 05/11/15	950,000	955,681

Software—0.1%
Oracle Corp. 5.375%, 07/15/40	600,000	735,138

Thrifts & Mortgage Finance—0.0%
Northern Rock Asset Management plc (144A) 5.625%, 06/22/17	440,000	476,597

Trading Companies & Distributors—0.1%
UR Financing Escrow Corp. (144A) 7.625%, 04/15/22	1,097,800	1,149,945

Wireless Telecommunication Services—0.5%
America Movil SAB de C.V. 2.375%, 09/08/16	1,140,000	1,169,527
Cricket Communications, Inc. 7.750%, 05/15/16	621,000	659,037
Crown Castle Towers, LLC (144A) 6.113%, 01/15/40	2,265,000	2,622,000
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (a)	42,000	43,575
Nextel Communications, Inc. 6.875%, 10/31/13 (a)	16,000	16,060
SBA Tower Trust (144A) 5.101%, 04/15/42	560,000	613,485
Sprint Nextel Corp. (144A) 9.000%, 11/15/18	1,410,000	1,575,675

		6,699,359

Yankee—0.5%
Hydro Quebec 8.050%, 07/07/24 (c)	2,850,000	4,215,666

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Yankee—(Continued)
Hydro Quebec
8.400%, 01/15/22	$1,010,000	$1,461,186
Nexen, Inc. 7.500%, 07/30/39	555,000	646,846

		6,323,698

Total Corporate Bonds & Notes (Identified Cost $147,665,879)		149,936,834

Mortgage-Backed Securities—4.4%

Collateralized-Mortgage Obligation—1.0%
Countrywide Alternative Loan Trust 5.500%, 11/25/35	2,318,983	1,847,926
5.500%, 04/25/37	1,089,387	693,518
Countrywide Home Loan Mortgage Pass-Through Trust 0.862%, 02/25/35 (c)	356,841	250,752
3.576%, 04/25/46 (c)	627,003	333,439
Credit Suisse Mortgage Capital Certificates (144A) 4.741%, 08/27/46 (c)	1,241,509	1,086,476
5.175%, 05/27/36 (c)	1,227,726	1,152,257
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	1,552,392	1,184,159
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.379%, 08/25/37 (c)	4,162,430	2,575,591
Deutsche Mortgage Securities, Inc. (144A) 5.248%, 06/26/35 (c)	280,000	270,704
GSR Mortgage Loan Trust 6.000%, 07/25/37	1,240,937	1,072,365
Indymac INDA Mortgage Loan Trust 5.470%, 09/25/36 (c)	701,271	530,161
Indymac Index Mortgage Loan Trust 1.142%, 06/25/34 (c)	61,078	46,872
4.890%, 10/25/35 (c)	213,929	163,870
JPMorgan Mortgage Trust 5.500%, 03/25/22	139,264	130,956
6.500%, 08/25/36	383,379	339,490
MASTR Adjustable Rate Mortgages Trust 2.267%, 09/25/33 (c)	275,404	256,759
MASTR Reperforming Loan Trust (144A) 5.258%, 05/25/36 (c)	339,675	313,386
WaMu Mortgage Pass-Through Certificates 2.540%, 08/25/35 (c)	11,532	10,031
5.011%, 11/25/36 (c)	505,790	369,985
5.388%, 08/25/36 (c)	256,359	216,802

		12,845,499

Commercial Mortgage-Backed Securities—3.4%
Banc of America Commercial Mortgage, Inc. 5.246%, 11/10/42 (c)	3,630,000	3,762,499
Banc of America Large Loan, Inc. (144A) 1.992%, 11/15/15 (c)	2,091,241	1,981,487

Commercial Mortgage-Backed Securities—(Continued)
Banc of America Merill Lynch Commercial Mortgage, Inc. 5.482%, 01/15/49 (c)	$80,000	$81,776
Bayview Commercial Asset Trust (144A) 0.475%, 07/25/36 (c)	492,066	321,620
0.515%, 04/25/36 (c)	139,247	136,691
Bear Stearns Commercial Mortgage Securities 5.405%, 12/11/40 (c)	600,000	670,474
5.449%, 12/11/40 (c)	170,000	177,596
Commercial Mortgage Pass-Through Certificates 2.452%, 05/15/45 (c)	6,733,353	929,193
5.347%, 12/10/46	665,000	679,526
Credit Suisse First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	3,746,271	3,802,124
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	4,438,124
5.467%, 09/15/39	370,000	409,647
CW Capital Cobalt, Ltd. 5.223%, 08/15/48	790,000	872,624
DBRR Trust 5.927%, 06/17/49 (c)	510,000	574,322
Extended Stay America Trust (144A) 4.221%, 11/05/27	655,000	661,283
4.860%, 11/05/27 (c)	265,000	267,909
5.498%, 11/05/27 (c)	440,000	444,092
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	2,774,681	2,806,806
Greenwich Capital Commercial Funding Corp. 6.071%, 07/10/38 (c)	410,000	363,924
JPMorgan Chase Commercial Mortgage Securities Corp. 2.066%, 06/15/45	3,160,000	360,594
5.115%, 07/15/41	1,190,000	1,263,032
5.447%, 06/12/47	946,522	997,996
5.635%, 12/12/44 (c)	450,000	457,622
6.125%, 02/12/51 (c)	780,000	831,943
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 5.951%, 06/15/43	1,150,000	1,301,580
LB-UBS Commercial Mortgage Trust 5.455%, 02/15/40	420,000	438,082
5.858%, 07/15/40 (c)	575,000	656,687
Merrill Lynch Mortgage Trust 4.864%, 08/12/39 (c)	750,000	801,042
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, 09/12/49	1,630,000	1,789,637
Morgan Stanley 2007-XLC 1, Ltd. 0.556%, 07/17/17 (c)	741,141	740,311
Morgan Stanley Capital I (144A) 2.893%, 03/15/45 (c)	5,910,608	889,541
6.340%, 07/15/30	680,000	710,132
Morgan Stanley Reremic Trust (144A) Zero Coupon, 07/17/56	940,000	817,800

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Reremic Trust (144A) 2.000%, 07/27/49	$961,288	$963,992
2.500%, 03/23/51	1,087,089	1,095,582
RBSCF Trust (144A) 6.097%, 02/16/51 (c)	2,450,000	2,732,911
S2 Hospitality, LLC (144A) 4.500%, 04/15/25	875,000	875,099
UBS-Barclays Commercial Mortgage Trust 3.525%, 06/10/22	430,000	436,770

		41,542,070

Total Mortgage-Backed Securities (Identified Cost $52,306,135)		54,387,569

Asset-Backed Securities—3.1%

Asset Backed - Automobile—1.6%
AmeriCredit Automobile Receivables Trust 2.420%, 05/08/18	440,000	440,015
2.640%, 10/10/17	430,000	437,867
3.030%, 07/09/18	290,000	289,945
3.380%, 04/09/18	600,000	603,381
3.440%, 10/08/17 (c)	565,000	578,227
CarMax Auto Owner Trust 1.760%, 08/15/17	270,000	271,066
2.200%, 10/16/17	165,000	166,433
3.090%, 08/15/18	205,000	205,743
Chesapeake Funding, LLC (144A) 1.840%, 11/07/23 (c)	390,000	390,000
2.240%, 11/07/23 (c)	255,000	255,000
Credit Acceptance Auto Loan Trust (144A) 2.060%, 04/16/18	685,000	684,522
DT Auto Owner Trust (144A)
2.260%, 10/16/17 (c)	480,000	480,038
3.410%, 10/16/17 (c)	280,000	280,048
4.030%, 02/15/17	355,000	360,290
4.940%, 07/16/18	565,000	565,805
Ford Credit Floorplan Master Owner Trust
1.142%, 01/15/16 (c)	250,000	249,998
1.742%, 01/15/16 (c)	620,000	619,994
2.342%, 01/15/16 (c)	580,000	579,994
2.860%, 01/15/19 (c)	139,000	140,135
3.500%, 01/15/19 (c)	265,000	267,111
Globaldrive BV 4.000%, 10/20/16 (EUR)	136,418	173,228
Hyundai Auto Receivables Trust 2.610%, 05/15/18	360,000	362,382
Santander Consumer Acquired Receivables Trust (144A) 1.660%, 08/15/16	73,237	72,714
2.010%, 08/15/16	544,363	540,301
3.190%, 10/15/15	785,000	789,408
Santander Drive Auto Receivables Trust 1.940%, 12/15/16 (c)	1,115,000	1,115,535
2.720%, 05/16/16 (c)	330,000	335,388
3.010%, 04/16/18 (c)	1,520,000	1,522,299

Asset Backed-Automobile—(Continued)
Santander Drive Auto Receivables Trust 3.200%, 02/15/18 (c)	$1,175,000	$1,187,402
3.480%, 12/15/17	520,000	519,874
3.640%, 05/15/18 (c)	1,250,000	1,253,923
3.780%, 11/15/17 (c)	445,000	457,914
3.870%, 02/15/18 (c)	735,000	742,350
3.890%, 07/17/17	1,265,000	1,310,420
4.010%, 02/15/17	1,200,000	1,222,627
4.180%, 06/15/18	700,000	699,887
Santander Drive Auto Receivables Trust (144A) 1.480%, 05/15/17	402,596	401,713

		20,572,977

Asset Backed - Home Equity—0.1%
GSAA Trust 3.359%, 03/25/47 (c)	931,572	391,224
Home Equity Asset Trust 4.983%, 07/25/37 (c)	161,611	158,796
Morgan Stanley Home Equity Loan Trust 0.565%, 09/25/35 (c)	370,632	321,859
Residential Asset Securities Corp. 6.349%, 03/25/32	119,394	109,890
Structured Asset Securities Corp. 0.772%, 11/25/37 (c)	80,007	74,185

		1,055,954

Asset Backed - Other—0.8%
321 Henderson Receivables I, LLC (144A)
3.820%, 12/15/48	977,615	995,946
4.070%, 01/15/48	424,821	440,936
4.210%, 02/16/65 (c)	637,684	644,621
5.560%, 07/15/59	1,603,601	1,785,073
AH Mortgage Advance Trust (144A)
2.230%, 05/10/43 (c)	495,000	494,940
2.980%, 03/13/43 (c)	815,000	821,286
Capital Trust Re CDO, Ltd. (144A) 0.554%, 10/20/43 (c)	928,064	764,771
Chase Funding Mortgage Loan Asset-Backed Certificates 6.333%, 04/25/32 (c)	201,073	206,627
Countrywide Asset-Backed Certificates
1.192%, 07/25/34 (c)	212,542	130,058
5.071%, 04/25/35 (c)	546,757	173,633
Countrywide Asset-Backed Certificates (144A) 0.972%, 03/25/47 (c)	446,763	185,273
Finance America Mortgage Loan Trust 1.572%, 09/25/33 (c)	169,101	136,609
Ford Credit Floorplan Master Owner Trust
2.370%, 09/15/15	530,000	530,823
2.860%, 09/15/15	365,000	365,544
Ford Credit Floorplan Master Owner Trust (144A)
2.070%, 09/15/15	415,000	417,610
2.410%, 09/15/15	220,000	221,361
Fremont Home Loan Trust 1.572%, 12/25/33 (c)	164,573	131,174

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed - Other—(Continued)
GMAC Mortgage Corp. Loan Trust 0.762%, 10/25/34 (c)	$308,739	$241,380
Greenpoint Mortgage Funding Trust 0.845%, 09/25/34 (c)	93,619	90,400
Knollwood CDO, Ltd. (144A) 3.669%, 01/10/39 (c)	510,767	5
Long Beach Mortgage Loan Trust 2.200%, 02/25/34 (c)	213,361	139,408
PFS Financing Corp. (144A) 1.442%, 02/15/16 (c)	620,000	622,262

		9,539,740

Asset Backed - Student Loan—0.6%
Nelnet Student Loan Trust
0.577%, 08/23/27 (c)	695,000	657,420
2.117%, 11/25/24 (c)	796,000	826,956
Scholar Funding Trust (144A) 1.366%, 10/28/43 (c)	707,869	692,992
SLM Student Loan Trust
0.668%, 06/15/21 (c)	250,985	242,762
2.166%, 07/25/23 (c)	635,000	660,377
SLM Student Loan Trust (144A)
1.339%, 08/15/23 (c)	1,005,000	1,004,992
1.642%, 08/15/25 (c)	440,234	443,541
3.310%, 10/15/46 (c)	1,550,000	1,549,789
3.830%, 01/17/45	445,000	460,312
4.540%, 10/17/44	490,000	519,784

		7,058,925

Total Asset-Backed Securities (Identified Cost $39,318,567)		38,227,596

Foreign Government—1.3%

Regional Government—0.1%
Province of Manitoba Canada 1.750%, 05/30/19	1,295,000	1,301,551

Sovereign—1.2%
Brazilian Government International Bond 7.125%, 01/20/37	230,000	331,775
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR)	5,229,396	6,686,622
Mexico Government International Bond
5.125%, 01/15/20	1,175,000	1,377,687
5.625%, 01/15/17	475,000	552,781
6.750%, 09/27/34	215,000	293,475
Peruvian Government International Bond 6.550%, 03/14/37	130,000	176,930
Poland Government International Bond
5.125%, 04/21/21	450,000	497,475
6.375%, 07/15/19	170,000	200,233
Russian Foreign Bond-Eurobond 7.500%, 03/31/30	1,992,375	2,392,025

Sovereign—(Continued)
South Africa Government International Bond 4.665%, 01/17/24	$340,000	$368,050
5.500%, 03/09/20	365,000	420,663
Turkey Government International Bond 5.625%, 03/30/21	490,000	534,713
6.250%, 09/26/22	450,000	509,625
7.000%, 03/11/19	340,000	395,250

		14,737,304

Total Foreign Government (Identified Cost $15,904,695)		16,038,855

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New York City Municipal Water Finance Authority
5.375%, 06/15/43	530,000	607,523
5.500%, 06/15/43	630,000	727,896

Total Municipal Bonds & Notes (Identified Cost $1,143,331)		1,335,419

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Citigroup Capital XIII	21,099	575,792

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (b)	20,000	43,400
Federal National Mortgage Association (Series S) (b)	20,000	32,600

		76,000

Total Preferred Stock (Identified Cost $623,916)		651,792

Options Purchased—0.0%

Call Options—0.0%
Eurodollar Midcurve 3 Year Futures @ 99, Expires 08/10/12	742,500	33,413
USD Currency, Strike Price CAD 1.005, Expires 07/24/12 (Counterparty-Goldman Sachs & Co.)	366,970	6,734
USD Currency, Strike Price CAD 1.035, Expires 07/24/12 (Counterparty-BNP Paribas)	366,970	1,000
USD Currency, Strike Price JPY 85, Expires 08/24/12 (Counterparty-Citibank N.A.)	8,425,000	5,729
USD Currency, Strike Price JPY 85, Expires 08/24/12 (Counterparty-Goldman Sachs & Co.)	8,425,000	5,729

		52,605

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Options Purchased—(Continued)

Security Description	Shares/Par Amount	Value*

Put Options—0.0%
10 Year Right-to-Pay Fixed Swaption 2.15%, Expires 07/27/12 (Counterparty-Deutsche Bank Securities, Inc.)	9,100,000	$7,580
10 Year Right-to-Pay Fixed Swaption 2.15%, Expires 07/27/12 (Counterparty-Deutsche Bank Securities, Inc.)	2,400,000	1,999
30 Year Right-to-Pay Fixed Swaption 3.50%, Expires 11/08/12 (Counterparty-Bank of America N.A.) (EUR)	5,100,000	9,881
CAD Currency, Strike Price USD 1.020, Expires 07/05/12 (Counterparty-BNP Paribas)	228,686	0
GBP Currency, Strike Price USD 1.545, Expires 07/05/12 (Counterparty-Royal Bank of Scotland plc) (GBP)	181,514	103
GBP Currency, Strike Price USD 1.585, Expires 07/05/12 (Counterparty-BNP Paribas) (GBP)	181,514	3,222
U.S. Treasury Note 10 Year Futures @ 131, expires 07/27/12	233,000	25,484

		48,269

Total Options Purchased (Identified Cost $821,367)		100,874

Short Term Investments—6.4%

Mutual Funds—6.4%
State Street Navigator Securities Lending Prime Portfolio (h)	79,724,706	79,724,706

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $210,000 on 07/02/12, collateralized by $215,000 U.S. Treasury Bill due 06/27/13 with a value of $214,570.	$210,000	210,000

Total Short Term Investments (Identified Cost $79,934,706)		79,934,706

Total Investments—115.7% (Identified Cost $1,375,336,080) (i)		1,436,597,135
Liabilities in excess of other assets		(194,646,650)

Net Assets—100.0%		$1,241,950,485

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $79,203,081 and the collateral received consisted of cash in the amount of $79,724,706. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2012.
(d)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2012, the market value of securities pledged was $721,407.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2012, the market value of securities pledged was $1,933,312.
(f)	Non-Income Producing; Defaulted Bond.
(g)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,375,336,080. The aggregate unrealized appreciation and depreciation of investments was $98,070,126 and $(36,809,071), respectively, resulting in net unrealized appreciation of $61,261,055 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, the market value of 144A securities was $66,167,510, which is 5.3% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(REMIC)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

TBA Sale Commitments
Security Description	Face Amount	Value
Fannie Mae
3.500% (15 Year TBA)	$(4,500,000)	$(4,754,531)
3.500% (30 Year TBA)	(7,000,000)	(7,357,657)
4.000% (15 Year TBA)	(5,100,000)	(5,423,531)
4.000% (30 Year TBA)	(20,100,000)	(21,381,423)
4.500% (30 Year TBA)	(6,600,000)	(7,079,531)
6.000% (30 Year TBA)	(1,900,000)	(2,088,218)
Freddie Mac
5.500% (30 Year TBA)	(700,000)	(760,703)

Total TBA Sale Commitments (Proceeds $48,597,621)		$(48,845,594)

Forward Contracts
Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
Australian Dollar (sold)	UBS AG	7/31/2012	2,450,000	$2,460,812	$2,500,933	$(40,121)
Euro (sold)	Citibank N.A.	7/25/2012	911,500	1,198,940	1,153,703	45,237
Euro (sold)	JPMorgan Chase Bank	7/25/2012	1,467,000	1,936,531	1,856,810	79,721
Euro (sold)	Royal Bank of Scotland plc	7/25/2012	4,375,000	5,654,167	5,537,522	116,645
Euro (sold)	Citibank N.A.	7/31/2012	970,000	1,232,201	1,227,806	4,395
Euro (sold)	Citibank N.A.	7/31/2012	2,010,000	2,506,530	2,544,216	(37,686)
Euro (sold)	Deutsche Bank AG	7/31/2012	2,630,000	3,287,984	3,328,999	(41,015)
Euro (sold)	UBS AG	7/31/2012	1,340,000	1,669,782	1,696,144	(26,362)
Euro (bought) for Swiss Franc*	Goldman Sachs Capital Markets L.P.	7/5/2012	1,621,958	2,052,307	2,052,619	312
Euro (bought) for Swiss Franc*	Citibank N.A.	7/11/2012	2,000,000	2,531,071	2,531,158	87
Euro (bought) for Swiss Franc*	UBS AG	7/11/2012	2,000,000	2,530,832	2,531,158	326
Euro (bought) for Swiss Franc*	UBS AG	7/16/2012	1,359,209	1,719,443	1,720,255	812
Euro (sold) for Swiss Franc*	UBS AG	7/11/2012	4,801,400	5,062,317	5,059,553	(2,764)
Euro (sold) for Swiss Franc*	Royal Bank of Scotland plc	7/16/2012	1,632,328	1,720,255	1,720,289	34
Japanese Yen (sold)	Citibank N.A.	8/28/2012	100,811,076	1,270,000	1,262,134	7,866
Yuan Renminbi (sold)	Standard Chartered Bank	6/7/2013	7,875,000	1,223,586	1,230,976	(7,390)
Yuan Renminbi (sold)	Standard Chartered Bank	6/7/2013	7,875,000	1,225,681	1,230,976	(5,295)

Net Unrealized Appreciation						$94,802

*	For cross-currency exchange contracts, the local currency amount represents the local currency being purchased. The aggregate face value represents the U.S. dollar value at June 30, 2012 of the currency being sold and the valuation as of June 30, 2012 is the U.S. dollar value of the currency being purchased.

Futures Contracts
Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
10 Year Australian T-Bond Futures	Australian Stock Exchange	9/17/2012	52	$6,721,850	$6,677,110	$(44,740)
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/17/2012	15	3,729,979	3,732,000	2,021
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/17/2012	12	2,982,786	2,984,850	2,064
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/18/2013	8	1,988,288	1,989,500	1,212
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/17/2013	19	4,720,354	4,723,875	3,521
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/16/2013	21	5,217,508	5,220,075	2,567
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/16/2013	13	3,228,911	3,230,500	1,589
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/17/2014	1	248,315	248,425	110
90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/16/2014	1	248,187	248,313	126
U.S. Treasury Note 2 Year Futures	Chicago Board of Trade	9/28/2012	67	14,754,767	14,752,563	(2,204)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	9/19/2012	83	12,357,150	12,281,406	(75,744)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Futures Contracts—(Continued)
Futures Contracts—Short	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
3 Month Canada Bankers Acceptance Futures	The Montreal Exchange	6/17/2013	(86)	$(20,764,219)	$(20,855,908)	$(91,689)
90 Day Australian Bank Bill Futures	Australian Stock Exchange	12/13/2012	(102)	(103,646,971)	(103,620,228)	26,743
3 Year Australian T-Bond Futures	Australian Stock Exchange	9/17/2012	(170)	(19,284,432)	(19,207,489)	76,943
German Euro Bund Futures	Eurex Deutschland	9/6/2012	(88)	(15,894,332)	(15,691,178)	203,154
U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	9/28/2012	(163)	(20,205,390)	(20,206,906)	(1,516)
U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	9/19/2012	(140)	(18,688,205)	(18,672,500)	15,705
U.S. Treasury Ultra Long Bond Futures	Chicago Board of Trade	9/19/2012	(190)	(31,276,005)	(31,700,313)	(424,308)

Net Unrealized Depreciation						$(304,446)

Options Written
Call Options Written	Counterparty	Expiration Date	Notional Amount	Premiums Received	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
Eurodollar Midcurve 3 Year Futures @ 99.125	JPMorgan Securities	8/10/2012	(297)	$(14,033)	$(11,138)	$2,895
EUR Currency, Strike Price USD 1.28	Goldman Sachs & Co.	7/31/2012	(4,190,000)	(58,492)	(35,458)	23,034
USD Currency, Strike Price JPY 90	Citibank, N.A.	8/24/2012	(16,850,000)	(77,089)	0	77,089
USD Currency, Strike Price JPY 90	Goldman Sachs & Co.	8/24/2012	(8,425,000)	(32,015)	0	32,015
USD Currency, Strike Price CAD 1.005	BNP Paribas	7/24/2012	(366,970)	(8,927)	(5,558)	3,369
USD Currency, Strike Price CAD 1.035	Goldman Sachs & Co.	7/24/2012	(366,970)	(1,919)	(1,648)	271

Put Options Written
GBP Currency, Strike Price USD 1.545	BNP Paribas	7/5/2012	(181,514)	(491)	(103)	388
GBP Currency, Strike Price USD 1.585	Royal Bank of Scotland plc	7/5/2012	(181,514)	(6,897)	(3,222)	3,675
U.S. Treasury Note 10 Year Futures @ 129.50	JPMorgan Securities	7/27/2012	(233)	(64,949)	(7,281)	57,668

Interest Rate Put Swaptions Written
10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.400%	Deutsche Bank Securities, Inc.	7/27/2012	(2,400,000)	(14,721)	(277)	14,444
10 Year Right-to-Pay 3-Month LIBOR Floating Interest Rate Swap 2.400%	Deutsche Bank Securities, Inc.	7/27/2012	(9,100,000)	(60,506)	(1,050)	59,456

Total Options Written				$(340,039)	$(65,735)	$274,304

Swap Agreements

Credit Default Swaps on Credit Indices—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Paid	Net Unrealized Depreciation
Markit CDX North America Investment Grade Index, Series 17, Version 1	Morgan Stanley Capital Services	(1.000)%	12/20/2016	1.037%	$5,580,000	$8,876	$65,404	$(56,528)

Credit Default Swaps on Credit Indices—Sell Protection (d)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Implied Credit Maturity Date	Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 17, Version 5	Deutsche Bank AG	5.000%	12/20/2016	5.635%	$1,248,000	$(29,664)	$(95,853)	$66,189
Markit CDX North America High Yield Index, Series 17, Version 5	Deutsche Bank AG	5.000%	12/20/2016	5.635%	3,600,000	(85,570)	(321,500)	235,930

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Swap Agreements—(Continued)

Credit Default Swaps on Credit Indices—Sell Protection (d)—(Continued)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Implied Credit Maturity Date	Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 18, Version 2	Deutsche Bank AG	5.000%	6/20/2017	5.877%	$1,356,300	$(48,065)	$(64,424)	$16,359
Markit CDX North America High Yield Index, Series 18, Version 2	Deutsche Bank AG	5.000%	6/20/2017	5.877%	2,588,850	(91,743)	(113,262)	21,519
Markit CDX North America High Yield Index, Series 18, Version 2	Deutsche Bank AG	5.000%	6/20/2017	5.877%	2,712,600	(96,130)	(111,895)	15,765
Markit CDX North America High Yield Index, Series 18, Version 2	Morgan Stanley Capital Services	5.000%	6/20/2017	5.877%	1,356,300	(48,065)	(67,815)	19,750
Markit CMBX North America AM-Rated Index, Version 2	Deutsche Bank AG	0.500%	3/15/1949	N/A	645,000	(81,942)	(94,743)	12,801
Markit CMBX North America AAA-Rated Index, Version 3	Morgan Stanley Capital Services	0.080%	12/13/1949	N/A	760,000	(57,950)	(88,304)	30,354
Markit CMBX North America AAA-Rated Index, Version 4	Morgan Stanley Capital Services	0.350%	2/17/1951	N/A	760,000	(66,183)	(91,000)	24,817

Totals						$(605,312)	$(1,048,796)	$443,484

Credit Default Swaps on Corporate Issuers—Buy Protection (a)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate	Implied Credit Maturity Date	Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Appreciation
Sara Lee Corp. (6.125%, 11/01/32)	JPMorgan Chase Bank	(1.000)%	3/20/2017	0.913%	$594,100	$(2,380)	$(2,675)	$295

Credit Default Swaps on Corporate Issuers—Sell Protection (d)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Implied Credit Maturity Date	Spread at June 30, 2012 (b)	Notional Amount (c)	Market Value	Upfront Premium Received	Unrealized Depreciation
Prudential Financial, Inc. (4.500%, 07/15/13)	Bank of America N.A.	1.000%	6/20/2017	2.345%	$1,100,000	$(67,580)	$(52,702)	$(14,878)
Prudential Financial, Inc. (4.500%, 07/15/13)	Deutsche Bank AG	1.000%	6/20/2017	2.345%	1,100,000	(67,580)	(52,212)	(15,368)
Prudential Financial, Inc. (4.500%, 07/15/13)	JPMorgan Chase Bank	1.000%	6/20/2017	2.345%	550,000	(33,790)	(26,773)	(7,017)
Prudential Financial, Inc. (4.500%, 07/15/13)	JPMorgan Chase Bank	1.000%	6/20/2017	2.345%	2,750,000	(168,948)	(115,805)	(53,143)

Totals						$(337,898)	$(247,492)	$(90,406)

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	6M Canadian Dealer Offered Rate	Receive	1.715%	5/3/2014	CAD 13,005,000	$(56,544)	$0	$(56,544)
Deutsche Bank AG	6M Canadian Dealer Offered Rate	Receive	1.715%	5/3/2014	CAD 13,005,000	(56,544)	0	(56,544)

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Interest Rate Swaps—(Continued)
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	6M Canadian Dealer Offered Rate	Receive	2.820%	5/18/2022	CAD 2,800,000	$1,890	$0	$1,890
Morgan Stanley Capital Services	6M Canadian Dealer Offered Rate	Receive	2.855%	5/23/2022	CAD 2,700,000	(1,776)	0	(1,776)
Bank of America N.A.	6M EURIBOR	Pay	2.800%	11/10/2041	EUR 1,200,000	165,025	0	165,025
Deutsche Bank AG	6M EURIBOR	Receive	2.783%	11/10/2041	EUR 1,200,000	(159,241)	0	(159,241)
Bank of America N.A.	3M LIBOR	Pay	0.539%	6/26/2014	USD 22,100,000	(4,285)	0	(4,285)
Bank of America N.A.	3M LIBOR	Receive	0.553%	7/3/2014	USD 21,500,000	0	0	0
Deutsche Bank AG	3M LIBOR	Receive	1.716%	7/2/2022	USD 2,300,000	14,947	0	14,947
JPMorgan Chase Bank	3M LIBOR	Receive	1.758%	6/25/2022	USD 2,300,000	5,317	0	5,317

Totals						$(91,211)	$0	$(91,211)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either be entitled to (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on an index, corporate issuers or sovereign issuers as of period end serve as some indication of the current status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could receive or be required to make under a credit default swap contract is generally the notional amount of the contract. These potential amounts may be partially offset or reduced by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$749,146,738	$—	$—	$749,146,738
Total U.S. Treasury & Government Agencies*	—	346,836,752	—	346,836,752
Total Corporate Bonds & Notes*	—	149,936,834	—	149,936,834
Total Mortgage-Backed Securities*	—	54,387,569	—	54,387,569
Total Asset-Backed Securities*	—	38,227,596	—	38,227,596
Total Foreign Government*	—	16,038,855	—	16,038,855
Total Municipal Bonds & Notes*	—	1,335,419	—	1,335,419
Total Preferred Stock*	651,792	—	—	651,792
Options Purchased
Call Options	33,413	19,192	—	52,605
Put Options	25,484	22,785	—	48,269
Total Options Purchased	58,897	41,977	—	100,874
Short Term Investments
Mutual Funds	79,724,706	—	—	79,724,706
Repurchase Agreement	—	210,000	—	210,000
Total Short Term Investments	79,724,706	210,000	—	79,934,706
Total Investments	$829,582,133	$607,015,002	$—	$1,436,597,135

Total TBA Sale Commitments	$—	$(48.845,594)	$—	$(48,845,594)

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$255,435	$—	$255,435
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(160,633)	—	(160,633)
Total Forward Contracts (Net Unrealized Appreciation)	—	94,802	—	94,802
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	335,755	—	—	335,755
Futures Contracts (Unrealized Depreciation)	(640,201)	—	—	(640,201)
Total Futures Contracts (Net Unrealized Depreciation)	(304,446)	—	—	(304,446)
Options Written
Call Options Written	(11,138)	(42,664)	—	(53,802)
Put Options Written	(7,281)	(4,652)	—	(11,933)
Total Options Written	(18,419)	(47,316)	—	(65,735)
Swap Agreements
Swap Contracts at Value (Assets)	—	196,055	—	196,055
Swap Contracts at Value (Liabilities)	—	(1,223,980)	—	(1,223,980)
Total Swap Agreements at Value	—	(1,027,925)	—	(1,027,925)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

BlackRock Diversified Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,436,597,135
Swap contracts at value (c)		196,055
Cash		15
Cash denominated in foreign currencies (d)		1,042,257
Unrealized appreciation on open forward foreign currency contracts		255,435
Receivable for:
Securities sold (e)		241,686,205
Fund shares sold		75,707
Principal paydowns		29,005
Interest and dividends		4,204,603
Foreign taxes		3,654
Futures variation margin		547,268
Swap interest		53,534

Total Assets		1,684,690,873
Liabilities
TBA sale commitments at value	$48,845,594
Swap contracts at value (f)	1,223,980
Unrealized depreciation on open forward foreign currency contracts	160,633
Payable for:
Securities purchased	238,574,562
Securities borrowed	72,133,726
Fund shares redeemed	1,073,304
Collateral for securities loaned	79,724,706
Options written, at fair value (g)	65,735
Swap interest	33,250
Interest on TBA sale commitments	90,985
Deferred dollar roll income	25,455
Accrued expenses:
Management fees	462,194
Distribution and service fees	18,196
Deferred trustees’ fees	31,516
Other expenses	276,552

Total Liabilities		442,740,388

Net Assets		$1,241,950,485

Net assets consists of:
Paid in surplus		$1,287,556,520
Undistributed net investment income		13,721,592
Accumulated net realized losses		(120,606,537)
Unrealized appreciation on investments and foreign currency transactions		61,278,910

Net Assets		$1,241,950,485

Net Assets
Class A		$1,137,737,198
Class B		68,885,853
Class E		35,327,434
Capital Shares Outstanding (h)
Class A		68,748,056
Class B		4,179,124
Class E		2,137,798
Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.55
Class B		16.48
Class E		16.53

(a)	Identified cost of investments was $1,375,336,080.
(b)	Includes securities on loan with a value of $79,203,081.
(c)	Premiums paid on swap contracts were $65,404.
(d)	Identified cost of cash denominated in foreign currencies was $1,044,885.
(e)	Includes $48,597,621 related to proceeds from TBA sale commitments.
(f)	Premiums received on swap contracts were $1,298,963.
(g)	Premiums received on written options were $340,039.
(h)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$7,767,985
Interest (b)		10,032,649

		17,800,634
Expenses
Management fees	$2,901,689
Distribution and service fees—Class B	87,740
Distribution and service fees—Class E	27,163
Trustees’ fees and expenses	24,776
Custodian and accounting	127,590
Audit and tax services	24,423
Legal	7,595
Shareholder reporting	143,982
Insurance	7,855
Interest	4,729
Miscellaneous	12,963

Total expenses		3,370,505

Net Investment Income		14,430,129

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	46,340,942
Futures contracts	(1,372,791)
Foreign currency transactions	829,491
Swap contracts	(13,742)
Written options	1,754,396	47,538,296

Net change in unrealized appreciation (depreciation) on:
Investments	13,480,807
Futures contracts	(344,338)
Foreign currency transactions	(451,120)
Swap contracts	186,144
Written options	201,692	13,073,185

Net realized and unrealized gain		60,611,481

Net Increase in Net Assets From Operations		$75,041,610

(a)	Net of foreign taxes of $7,977.
(b)	Includes net income on securities loaned of $558,052.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

BlackRock Diversified Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,430,129	$28,840,063
Net realized gain	47,538,296	82,540,442
Net change in unrealized appreciation (depreciation)	13,073,185	(60,915,330)

Increase in net assets from operations	75,041,610	50,465,175

From Distributions to Shareholders
Net investment income
Class A	(26,542,556)	(29,209,121)
Class B	(1,452,240)	(1,592,108)
Class E	(780,158)	(902,615)

Total distributions	(28,774,954)	(31,703,844)

Decrease in net assets from capital share transactions	(34,064,559)	(118,473,968)

Total increase (decrease) in net assets	12,202,097	(99,712,637)

Net Assets
Beginning of the period	1,229,748,388	1,329,461,025

End of the period	$1,241,950,485	$1,229,748,388

Undistributed Net Investment Income
End of the period	$13,721,592	$28,066,417

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	625,239	$10,550,496	1,118,313	$18,034,391
Reinvestments	1,580,855	26,542,556	1,775,630	29,209,121
Redemptions	(4,067,852)	(68,241,111)	(9,626,644)	(153,991,751)

Net decrease	(1,861,758)	$(31,148,059)	(6,732,701)	$(106,748,239)

Class B
Sales	254,983	$4,266,661	335,361	$5,309,595
Reinvestments	86,804	1,452,240	97,080	1,592,108
Redemptions	(432,391)	(7,212,528)	(789,238)	(12,558,308)

Net decrease	(90,604)	$(1,493,627)	(356,797)	$(5,656,605)

Class E
Sales	21,771	$366,418	132,431	$2,145,733
Reinvestments	46,521	780,158	54,937	902,615
Redemptions	(153,613)	(2,569,449)	(567,115)	(9,117,472)

Net decrease	(85,321)	$(1,422,873)	(379,747)	$(6,069,124)

Decrease derived from capital share transactions		$(34,064,559)		$(118,473,968)

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.95		$15.72	$14.61	$13.18	$18.18	$17.61

Income (Loss) From Investment Operations
Net investment income (a)	0.19		0.36	0.33	0.35	0.49	0.41
Net realized and unrealized gain (loss) on investments	0.80		0.26	1.06	1.78	(4.87)	0.62

Total from investment operations	0.99		0.62	1.39	2.13	(4.38)	1.03

Less Distributions
Distributions from net investment income	(0.39)		(0.39)	(0.28)	(0.70)	(0.45)	(0.46)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.39)		(0.39)	(0.28)	(0.70)	(0.62)	(0.46)

Net Asset Value, End of Period	$16.55		$15.95	$15.72	$14.61	$13.18	$18.18

Total Return (%) (c)	6.15	(b)	3.80	9.65	17.30	(24.79)	5.90

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	(d)	0.51	0.50	0.52	0.49	0.50
Ratio of net investment income to average net assets (%)	2.31	(d)	2.23	2.21	2.67	3.15	2.32
Portfolio turnover rate (%)	745	(d)	942	1,014	611	501	372
Net assets, end of period (in millions)	$1,137.74		$1,126.57	$1,216.19	$1,256.90	$1,058.18	$1,688.04

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.88		$15.65	$14.55	$13.11	$18.08	$17.52

Income (Loss) From Investment Operations
Net investment income (a)	0.17		0.32	0.29	0.32	0.45	0.37
Net realized and unrealized gain (loss) on investments	0.78		0.26	1.06	1.77	(4.85)	0.61

Total from investment operations	0.95		0.58	1.35	2.09	(4.40)	0.98

Less Distributions
Distributions from net investment income	(0.35)		(0.35)	(0.25)	(0.65)	(0.40)	(0.42)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.35)		(0.35)	(0.25)	(0.65)	(0.57)	(0.42)

Net Asset Value, End of Period	$16.48		$15.88	$15.65	$14.55	$13.11	$18.08

Total Return (%) (c)	6.06	(b)	3.59	9.31	17.00	(24.96)	5.62

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(d)	0.76	0.75	0.77	0.74	0.75
Ratio of net investment income to average net assets (%)	2.06	(d)	1.98	1.97	2.42	2.94	2.07
Portfolio turnover rate (%)	745	(d)	942	1,014	611	501	372
Net assets, end of period (in millions)	$68.89		$67.78	$72.41	$70.41	$59.98	$75.11

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.92		$15.70	$14.59	$13.15	$18.13	$17.57

Income (Loss) From Investment Operations
Net investment income (a)	0.18		0.33	0.31	0.34	0.47	0.39
Net realized and unrealized gain (loss) on investments	0.79		0.26	1.06	1.77	(4.86)	0.61

Total from investment operations	0.97		0.59	1.37	2.11	(4.39)	1.00

Less Distributions
Distributions from net investment income	(0.36)		(0.37)	(0.26)	(0.67)	(0.42)	(0.44)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.36)		(0.37)	(0.26)	(0.67)	(0.59)	(0.44)

Net Asset Value, End of Period	$16.53		$15.92	$15.70	$14.59	$13.15	$18.13

Total Return (%) (c)	6.08	(b)	3.67	9.45	17.14	(24.87)	5.71

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	(d)	0.66	0.65	0.67	0.64	0.65
Ratio of net investment income to average net assets (%)	2.16	(d)	2.07	2.06	2.54	2.99	2.16
Portfolio turnover rate (%)	745	(d)	942	1,014	611	501	372
Net assets, end of period (in millions)	$35.33		$35.40	$40.85	$44.44	$43.57	$71.83

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Diversified Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

MSF-25

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying instruments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based

MSF-26

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown reclasses, return of capital dividends, amortization and accretion of debt securities and swap contract transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-27

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. During the six months ended June 30, 2012, the Portfolio had an outstanding reverse repurchase agreement balance for 19 days. The average amount of borrowings was $12,122,177 and the weighted average interest rate was 0.445%.

Treasury Roll Transactions - The Portfolio may enter into treasury roll transactions in which the Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing, and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the Treasury security. The difference between the sale price and the repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. Treasury roll transactions involve the risk that the market value of the security that the Portfolio is required to repurchase may be less than the agreed upon price and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll. For the six months ended June 30, 2012, the Portfolio had an outstanding treasury roll balance for 138 days. The Portfolio’s average amount of borrowings was $13,113,230 and the weighted average interest rate was 1.322%. At June 30, 2012, the amount of the Portfolio’s outstanding borrowings was $72,133,726.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the

MSF-28

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$2,901,689	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-29

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,328,422,894	$561,591,480	$4,358,398,275	$567,641,511

Options Written - The Portfolio transactions in options written during the six months ended June 30, 2012 were as follows:

Call Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2011	$12,910,000	0	$64,594
Options written	30,198,940	297	192,475
Options bought back	(0)	(0)	(0)
Options exercised	(0)	(0)	(0)
Options expired	(12,910,000)	(0)	(64,594)

Options outstanding June 30, 2012	$30,198,940	297	$192,475

Put Options	Notional Amount	Number of Contracts	Premiums Received
Options outstanding December 31, 2011	$46,200,000	1,100	$1,238,850
Options written	120,428,422	0	727,302
Options bought back	(3,890,000)	(577)	(65,559)
Options exercised	(0)	(0)	(0)
Options expired	(150,875,394)	(290)	(1,753,029)

Options outstanding June 30, 2012	$11,863,028	233	$147,564

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or

MSF-30

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are typically calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). The Portfolio may enter into swap transactions with counterparties that are approved by the Adviser or the relevant subadviser.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire notional amount of one designated currency in exchange for the other designated currency. Therefore, the entire notional amount of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

MSF-31

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of credit default swaps, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract plus, when the Portfolio is the protection buyer, any premiums paid. This risk is mitigated by collateral posted by the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issuer or sovereign issuer serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2012 for which the Portfolio is the seller of protection are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities. Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps typically do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

MSF-32

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique was not used.

Disclosures About Derivative Instruments and Hedging Activities - At June 30, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Swap contracts at value	$8,876		Liabilities—Swap contracts at value	$(945,590)
Interest Rate	Net Assets—Unrealized appreciation on investments and foreign currency transactions	335,755	*	Net Assets—Unrealized appreciation on investments and foreign currency transactions	(640,201)*
	Assets—Investments at value**	78,357		Liabilities—Options written, at fair value	(19,746)
	Assets—Swap contracts at value	187,179		Liabilities—Swap contracts at value	(278,390)
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	255,435		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(160,633)
	Assets—Investments at value**	22,517		Liabilities—Options written, at fair value	(45,989)

Total		$888,119			$(2,090,549)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.
**	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2012, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(1,346,533)	$(26,258)	$(1,372,791)
Foreign Currency Transactions	—	—	540,327	540,327
Investments*	—	(580,081)	(2,277,131)	(2,857,212)
Options Written	—	(72,125)	1,826,521	1,754,396
Swap Contracts	(344,321)	330,579	—	(13,742)

Total	$(344,321)	$(1,668,160)	$63,459	$(1,949,022)

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$(344,338)	$—	$(344,338)
Foreign Currency Transactions	—	—	(456,176)	(456,176)
Investments*	—	(10,308)	25,867	15,559
Options Written	—	134,464	67,228	201,692
Swap Contracts	312,178	(126,034)	—	186,144

Total	$312,178	$(346,216)	$(363,081)	$(397,119)

Derivative Description	Average Notional or Face Amount
Futures Contracts Short	$(1,926,624,933)
Futures Contracts Long	99,316,200
Forward Foreign Currency Transactions	32,592,129
Options Purchased	80,621,776
Options Written	(53,876,229)
Swap Contracts	85,603,523

*	Options purchased are part Net realized gain (loss) on investments and change in net unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

MSF-33

Metropolitan Series Fund

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$31,703,844	$25,364,500	$—	$—	$—	$—	$31,703,844	$25,364,500

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,632,252	$—	$39,776,257	$(160,254,800)	$—	$(91,846,291)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $160,254,800.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-34

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-35

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-36

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-37

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-38

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-39

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 5.77%, 5.65%, and 5.83%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 8.68% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The year 2012 started off strong for stocks. Much of the gain in share prices can be attributed to improved economic data, particularly in terms of the labor market and the absence of “external shocks.” The European debt crisis had remained reasonably well contained. Given the relatively benign environment, market volatility declined noticeably in the first two months as stocks experienced multiple weeks of uninterrupted gains; however, the pace of gains moderated considerably by the end of the first quarter.

The second quarter saw a return of volatility as investors again began reacting to the latest developments in Europe and weakening economic data at home. Additionally, a growing sense that stocks had risen too far, too fast was weighing on the markets and, in retrospect, it did appear that stocks had become overdue for a correction. This backdrop, combined with heightened uncertainty and unease, was enough to spark a retrenchment in risk assets. By early June, the selloff in U.S. stocks met the technical definition of a correction when they declined 10% from their April highs. Stocks did manage to stage a bit of a recovery in the last few trading weeks of the quarter, primarily due to increasing optimism that policymakers in both Europe and the United States were set to engage in additional easing measures. The S&P 500 Index held onto a gain of 9.5% at the mid-year point.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio underperformed the Russell 1000 Value Index for the six-month period. The largest detractors from the Portfolio’s performance came from Financials and Industrials sectors. Within Financials, negative performance was due to an underweight and stock selection, particularly in the diversified financial services, commercial banks, insurance, and capital markets industries. Generally, the sector surged amid improved investor confidence. JPMorgan Chase and Bank of America performed well during the period and the Portfolio maintained an underweight position within JPMorgan and did not hold Bank of America. Within Industrials, negative performance was due primarily to stock selection specifically in the machinery industry (i.e. Ingersoll-Rand plc). Generally, the Portfolio’s more cyclical Industrial exposure detracted in the more “risk-off” environment that unfolded by the second half of the reporting period.

On the positive side, investments in Materials and Information Technology (IT) contributed to performance. Within Materials, stock selection and an overweight in chemicals (notably CF Industry Holdings, Inc.) and an underweight in metals & mining aided performance. In IT, stock selection and an underweight in semiconductors & semiconductor equipment helped returns. Seagate Technology and LSI Corp. were the largest contributors to the Portfolio’s relative performance.

Given our outlook at period end, the Portfolio reflected an approach that balances exposure to faster-growing, cyclical companies with more defensive holdings that are expected to provide steady performance irrespective of the economic backdrop. As of June 30, 2012, the Portfolio’s largest sector overweights relative to the Russell 1000 Value Index included Healthcare, Industrials, and IT, and the most significant underweights were Utilities, Consumer Staples, and Financials.

Chris Leavy

Peter Stournaras

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Large Cap Value Portfolio
Class A	5.77	-2.77	-3.88	4.09	—
Class B	5.65	-3.01	-4.12	—	4.96
Class E	5.83	-2.91	-4.01	3.95	—
Russell 1000 Value Index	8.68	3.01	-2.19	5.28	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 5/1/02, 7/30/02, and 5/1/02, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Exxon Mobil Corp.	4.0
Chevron Corp.	3.9
Pfizer, Inc.	3.5
JPMorgan Chase & Co.	3.1
Merck & Co., Inc.	2.9
Verizon Communications, Inc.	2.4
Citigroup, Inc.	2.2
ConocoPhillips	2.1
UnitedHealth Group, Inc.	1.9
Cisco Systems, Inc.	1.7

Top Sectors

% of Net Assets
Financials	21.3
Health Care	17.0
Energy	14.8
Industrials	13.9
Consumer Discretionary	10.6
Information Technology	10.3
Telecommunications	3.5
Materials	3.1
Consumer Staples	3.0
Utilities	2.0

MSF-2

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.64%	$1,000.00	$1,057.70	$3.27
	Hypothetical*	0.64%	$1,000.00	$1,021.64	$3.22

Class B(a)	Actual	0.89%	$1,000.00	$1,056.50	$4.55
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.47

Class E(a)	Actual	0.79%	$1,000.00	$1,058.30	$4.04
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—99.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.1%
General Dynamics Corp.	238,100	$15,705,077
L-3 Communications Holdings, Inc. (a)	168,600	12,478,086
Lockheed Martin Corp. (a)	148,800	12,957,504
Northrop Grumman Corp. (a)	327,300	20,878,467
Raytheon Co. (a)	148,800	8,420,592
Textron, Inc. (a)	287,600	7,152,612

		77,592,338

Airlines—0.2%
Copa Holdings S.A.	29,800	2,457,904

Auto Components—0.4%
Federal-Mogul Corp. (b)	143,821	1,582,031
Lear Corp.	69,500	2,622,235
TRW Automotive Holdings Corp. (b)	69,500	2,554,820

		6,759,086

Automobiles—0.1%
Thor Industries, Inc. (a)	49,600	1,359,536

Beverages—0.6%
Constellation Brands, Inc. (b)	347,200	9,395,232

Capital Markets—1.6%
The Goldman Sachs Group, Inc.	257,900	24,722,294

Chemicals—1.5%
CF Industries Holdings, Inc.	88,400	17,126,616
Cytec Industries, Inc. (a)	99,100	5,811,224

		22,937,840

Commercial Banks—0.9%
Bank of Hawaii Corp. (a)	39,700	1,824,215
East West Bancorp, Inc. (a)	138,800	3,256,248
Regions Financial Corp.	724,100	4,887,675
Wells Fargo & Co.	109,100	3,648,304

		13,616,442

Commercial Services & Supplies—1.2%
Covanta Holding Corp. (a)	183,400	3,145,310
Pitney Bowes, Inc. (a)	882,800	13,215,516
R.R. Donnelley & Sons Co. (a)	136,637	1,608,217

		17,969,043

Communications Equipment—1.7%
Cisco Systems, Inc.	1,557,400	26,740,558

Computers & Peripherals—3.8%
Dell, Inc. (b)	1,269,600	15,895,392
Hewlett-Packard Co.	872,900	17,554,019
Lexmark International, Inc. (Class A) (a)	445,436	11,839,689
Western Digital Corp. (b)	413,200	12,594,336

		57,883,436

Construction & Engineering—1.2%
AECOM Technology Corp. (b)	138,800	$2,283,260
Chicago Bridge & Iron Co., NV	347,200	13,179,712
KBR, Inc.	89,300	2,206,603
URS Corp.	40,522	1,413,407

		19,082,982

Consumer Finance—1.3%
Discover Financial Services	565,400	19,551,532

Diversified Consumer Services—0.2%
H&R Block, Inc. (a)	178,500	2,852,430

Diversified Financial Services—6.0%
Citigroup, Inc.	1,203,100	32,976,971
JPMorgan Chase & Co.	1,311,300	46,852,749
The NASDAQ OMX Group, Inc. (a) (b)	505,900	11,468,753

		91,298,473

Diversified Telecommunication Services—3.5%
AT&T, Inc. (a)	476,100	16,977,726
Verizon Communications, Inc. (a)	833,200	37,027,408

		54,005,134

Electronic Equipment, Instruments & Components—0.5%
Avnet, Inc. (b)	89,300	2,755,798
Tech Data Corp. (a) (b)	59,500	2,866,115
Vishay Intertechnology, Inc. (a) (b)	218,200	2,057,626

		7,679,539

Energy Equipment & Services—1.1%
Nabors Industries, Ltd. (a) (b)	1,160,600	16,712,640

Food & Staples Retailing—1.9%
Safeway, Inc. (a)	853,000	15,481,950
The Kroger Co.	565,400	13,111,626

		28,593,576

Health Care Equipment & Supplies—1.2%
Zimmer Holdings, Inc. (a) (b)	297,500	19,147,100

Health Care Providers & Services—5.7%
Aetna, Inc.	429,400	16,647,838
AmerisourceBergen Corp.	287,600	11,317,060
Cardinal Health, Inc.	273,829	11,500,818
Humana, Inc. (a)	209,500	16,223,680
Quest Diagnostics, Inc. (a)	49,600	2,971,040
UnitedHealth Group, Inc.	495,900	29,010,150

		87,670,586

Hotels, Restaurants & Leisure—1.1%
Wyndham Worldwide Corp. (a)	327,300	17,261,802

Household Products—0.5%
The Procter & Gamble Co.	119,000	7,288,750

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Independent Power Producers & Energy Traders—1.1%
The AES Corp. (b)	1,329,200	$17,053,636

Industrial Conglomerates—2.7%
3M Co.	47,412	4,248,115
General Electric Co.	823,300	17,157,572
Tyco International, Ltd.	376,900	19,919,165

		41,324,852

Insurance—11.5%
Allied World Assurance Co. Holdings AG (a)	57,600	4,577,472
American Financial Group, Inc.	337,200	13,228,356
Arch Capital Group, Ltd. (a) (b)	277,700	11,021,913
Assurant, Inc.	406,700	14,169,428
Berkshire Hathaway, Inc. (Class B) (b)	29,800	2,483,234
Everest Re Group, Ltd. (a)	29,800	3,084,002
Fidelity National Financial, Inc. (a)	367,000	7,068,420
HCC Insurance Holdings, Inc. (a)	148,800	4,672,320
Lincoln National Corp. (a)	793,600	17,356,032
PartnerRe, Ltd. (a)	49,600	3,753,232
Protective Life Corp. (a)	274,861	8,083,662
Reinsurance Group of America, Inc.	49,600	2,639,216
RenaissanceRe Holdings, Ltd.	69,500	5,282,695
The Allstate Corp.	545,600	19,145,104
The Chubb Corp.	267,900	19,508,478
The Travelers Cos., Inc. (a)	317,400	20,262,816
Unum Group	585,200	11,194,876
W.R. Berkley Corp. (a)	238,100	9,266,852

		176,798,108

Internet & Catalog Retail—1.1%
Expedia, Inc. (a)	337,200	16,209,204

IT Services—0.7%
DST Systems, Inc. (a)	29,700	1,613,007
SAIC, Inc. (a) (b)	182,133	2,207,452
Total System Services, Inc.	287,600	6,882,268

		10,702,727

Machinery—3.5%
AGCO Corp. (a) (b)	337,200	15,420,156
CNH Global NV (b)	69,500	2,700,770
Ingersoll-Rand plc	367,000	15,480,060
Oshkosh Corp. (a) (b)	267,900	5,612,505
Parker Hannifin Corp. (a)	198,400	15,252,992

		54,466,483

Media—2.2%
DISH Network Corp. (b)	406,700	11,611,285
Gannett Co., Inc. (a)	1,084,100	15,968,793
Time Warner Cable, Inc.	79,400	6,518,740

		34,098,818

Metals & Mining—0.5%
Alcoa, Inc. (a)	615,000	5,381,250

Metals & Mining—(Continued)
Commercial Metals Co. (a)	128,900	$1,629,296

		7,010,546

Multi-Utilities—0.8%
Ameren Corp.	386,900	12,976,626

Multiline Retail—1.8%
Big Lots, Inc. (a) (b)	79,400	3,238,726
Dillard’s, Inc.	128,900	8,208,352
Macy’s, Inc.	466,200	16,013,970

		27,461,048

Office Electronics—1.1%
Xerox Corp. (a)	2,202,100	17,330,527

Oil, Gas & Consumable Fuels—13.7%
Apache Corp.	68,639	6,032,682
Chevron Corp.	565,400	59,649,700
ConocoPhillips (a)	585,200	32,700,976
Devon Energy Corp. (a)	257,900	14,955,621
Exxon Mobil Corp.	719,100	61,533,387
Marathon Oil Corp.	505,900	12,935,863
Marathon Petroleum Corp.	486,000	21,831,120

		209,639,349

Paper & Forest Products—1.2%
Domtar Corp.	178,500	13,692,735
International Paper Co.	158,700	4,588,017

		18,280,752

Pharmaceuticals—10.0%
Abbott Laboratories (a)	257,900	16,626,813
Eli Lilly & Co. (a)	515,800	22,132,978
Forest Laboratories, Inc. (b)	416,600	14,576,834
Johnson & Johnson	29,800	2,013,288
Merck & Co., Inc.	1,080,300	45,102,525
Pfizer, Inc.	2,311,100	53,155,300

		153,607,738

Software—2.5%
CA, Inc.	664,500	18,001,305
Microsoft Corp.	337,200	10,314,948
Symantec Corp. (b)	674,500	9,854,445

		38,170,698

Specialty Retail—3.7%
Best Buy Co., Inc. (a)	788,600	16,529,056
Foot Locker, Inc. (a)	287,600	8,794,808
GameStop Corp. (a)	180,081	3,306,287
Limited Brands, Inc. (a)	248,000	10,547,440
The Gap, Inc. (a)	634,900	17,370,864

		56,548,455

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Thrifts & Mortgage Finance—0.1%
Washington Federal, Inc.	82,895	$1,400,097

Total Common Stock (Identified Cost $1,444,231,075)		1,525,657,917

Short Term Investments—9.0%

Mutual Funds—6.5%
State Street Navigator Securities Lending Prime Portfolio (c)	99,796,213	99,796,213

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $37,281,031 on 07/02/12, collateralized by $38,105,000 U.S. Treasury Bill due 06/27/13 with a value of $38,028,790.	$37,281,000	37,281,000

Total Short Term Investments (Identified Cost $137,077,213)		137,077,213

Total Investments—108.5% (Identified Cost $1,581,308,288) (d)		1,662,735,130
Liabilities in excess of other assets		(129,971,774)

Net Assets—100.0%		$1,532,763,356

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $99,809,776 and the collateral received consisted of cash in the amount of $99,796,213 and non-cash collateral with a value of $762,212. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,581,308,288. The aggregate unrealized appreciation and depreciation of investments was $129,231,687 and $(47,804,845), respectively, resulting in net unrealized appreciation of $81,426,842 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,525,657,917	$—	$—	$1,525,657,917
Short Term Investments
Mutual Funds	99,796,213	—	—	99,796,213
Repurchase Agreement	—	37,281,000	—	37,281,000
Total Short Term Investments	99,796,213	37,281,000	—	137,077,213
Total Investments	$1,625,454,130	$37,281,000	$—	$1,662,735,130

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,662,735,130
Cash		759
Receivable for:
Securities sold		36,737,028
Fund shares sold		452,041
Interest and dividends		1,765,660

Total Assets		1,701,690,618
Liabilities
Payable for:
Securities purchased	$67,896,744
Fund shares redeemed	315,696
Collateral for securities loaned	99,796,213
Accrued expenses:
Management fees	734,513
Distribution and service fees	49,928
Deferred trustees’ fees	29,850
Other expenses	104,318

Total Liabilities		168,927,262

Net Assets		$1,532,763,356

Net assets consists of:
Paid in surplus		$1,388,856,362
Undistributed net investment income		11,967,312
Accumulated net realized gains		50,512,840
Unrealized appreciation on investments		81,426,842

Net Assets		$1,532,763,356

Net Assets
Class A		$1,261,923,610
Class B		222,980,243
Class E		47,859,503
Capital Shares Outstanding (c)
Class A		139,105,837
Class B		24,718,132
Class E		5,291,516
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.07
Class B		9.02
Class E		9.04

(a)	Identified cost of investments was $1,581,308,288.
(b)	Includes securities on loan with a value of $99,809,776.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$15,693,746
Interest (b)		243,544

		15,937,290
Expenses
Management fees	$4,299,478
Distribution and service fees—Class B	280,687
Distribution and service fees—Class E	37,097
Trustees’ fees and expenses	24,776
Custodian and accounting	51,534
Audit and tax services	15,695
Legal	7,601
Shareholder reporting	69,718
Insurance	8,009
Miscellaneous	15,011

Total expenses	4,809,606
Less management fee waivers	(175,958)	4,633,648

Net Investment Income		11,303,642

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	62,862,840
Futures contracts	88,081	62,950,921

Net change in unrealized depreciation on:
Investments		(16,450,547)

Net realized and unrealized gain		46,500,374

Net Increase in Net Assets From Operations		$57,804,016

(a)	Net of foreign taxes of $15,768.
(b)	Includes net income on securities loaned of $242,902.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,303,642	$20,651,589
Net realized gain	62,950,921	264,964,097
Net change in unrealized depreciation	(16,450,547)	(159,889,467)

Increase in net assets from operations	57,804,016	125,726,219

From Distributions to Shareholders
Net investment income
Class A	(15,946,608)	(19,717,161)
Class B	(3,183,756)	(1,913,233)
Class E	(743,261)	(525,464)

	(19,873,625)	(22,155,858)

Net realized capital gain
Class A	(155,325,246)	0
Class B	(36,212,657)	0
Class E	(7,941,634)	0

	(199,479,537)	0

Total distributions	(219,353,162)	(22,155,858)

Increase (decrease) in net assets from capital share transactions	492,605,963	(799,612,183)

Total increase (decrease) in net assets	331,056,817	(696,041,822)

Net Assets
Beginning of the period	1,201,706,539	1,897,748,361

End of the period	$1,532,763,356	$1,201,706,539

Undistributed Net Investment Income
End of the period	$11,967,312	$20,537,295

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	33,853,915	$321,373,843	10,458,279	$112,047,294
Reinvestments	18,337,457	171,271,854	1,760,461	19,717,161
Redemptions	(3,981,300)	(43,696,693)	(81,913,313)	(934,130,381)

Net increase (decrease)	48,210,072	$448,949,004	(69,694,573)	$(802,365,926)

Class B
Sales	1,310,010	$13,308,700	3,618,080	$37,346,747
Reinvestments	4,240,733	39,396,413	171,590	1,913,233
Redemptions	(1,476,801)	(15,140,233)	(2,873,095)	(30,030,300)

Net increase	4,073,942	$37,564,880	916,575	$9,229,680

Class E
Sales	270,678	$2,804,730	727,707	$7,609,615
Reinvestments	931,856	8,684,895	47,042	525,464
Redemptions	(531,910)	(5,397,546)	(1,393,649)	(14,611,016)

Net increase (decrease)	670,624	$6,092,079	(618,900)	$(6,475,937)

Increase (decrease) derived from capital share transactions		$492,605,963		$(799,612,183)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.36		$10.23	$9.46	$8.66	$13.61	$13.81

Income (Loss) From Investment Operations
Net investment income (a)	0.09		0.15	0.13	0.14	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.56		0.10	0.74	0.80	(4.82)	0.33

Total from investment operations	0.65		0.25	0.87	0.94	(4.66)	0.48

Less Distributions
Distributions from net investment income	(0.18)		(0.12)	(0.10)	(0.14)	(0.10)	(0.14)
Distributions from net realized capital gains	(1.76)		0.00	0.00	0.00	(0.19)	(0.54)

Total distributions	(1.94)		(0.12)	(0.10)	(0.14)	(0.29)	(0.68)

Net Asset Value, End of Period	$9.07		$10.36	$10.23	$9.46	$8.66	$13.61

Total Return (%) (e)	5.77	(b)	2.35	9.22	11.21	(34.90)	3.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(c)	0.66	0.65	0.67	0.72	0.74
Net ratio of expenses to average net assets (%) (d)	0.64	(c)	0.63	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.73	(c)	1.41	1.34	1.61	1.42	1.10
Portfolio turnover rate (%)	123	(c)	107	135	113	85	66
Net assets, end of period (in millions)	$1,261.92		$941.41	$1,643.45	$1,671.22	$345.23	$370.87

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.30		$10.18	$9.42	$8.61	$13.55	$13.75

Income (Loss) From Investment Operations
Net investment income (a)	0.07		0.14	0.10	0.12	0.13	0.11
Net realized and unrealized gain (loss) on investments	0.57		0.08	0.74	0.80	(4.81)	0.34

Total from investment operations	0.64		0.22	0.84	0.92	(4.68)	0.45

Less Distributions
Distributions from net investment income	(0.16)		(0.10)	(0.08)	(0.11)	(0.07)	(0.11)
Distributions from net realized capital gains	(1.76)		0.00	0.00	0.00	(0.19)	(0.54)

Total distributions	(1.92)		(0.10)	(0.08)	(0.11)	(0.26)	(0.65)

Net Asset Value, End of Period	$9.02		$10.30	$10.18	$9.42	$8.61	$13.55

Total Return (%) (e)	5.65	(b)	2.05	8.92	11.05	(35.11)	3.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(c)	0.91	0.90	0.92	0.97	0.99
Net ratio of expenses to average net assets (%) (d)	0.89	(c)	0.88	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.44	(c)	1.30	1.08	1.41	1.15	0.78
Portfolio turnover rate (%)	123	(c)	107	135	113	85	66
Net assets, end of period (in millions)	$222.98		$212.59	$200.84	$173.22	$134.47	$164.38

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.32		$10.20	$9.44	$8.63	$13.58	$13.77

Income (Loss) From Investment Operations
Net investment income (a)	0.08		0.14	0.11	0.13	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.57		0.09	0.74	0.80	(4.82)	0.35

Total from investment operations	0.65		0.23	0.85	0.93	(4.68)	0.47

Less Distributions
Distributions from net investment income	(0.17)		(0.11)	(0.09)	(0.12)	(0.08)	(0.12)
Distributions from net realized capital gains	(1.76)		0.00	0.00	0.00	(0.19)	(0.54)

Total distributions	(1.93)		(0.11)	(0.09)	(0.12)	(0.27)	(0.66)

Net Asset Value, End of Period	$9.04		$10.32	$10.20	$9.44	$8.63	$13.58

Total Return (%) (e)	5.83	(b)	2.13	9.00	11.18	(35.04)	3.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(c)	0.81	0.80	0.82	0.87	0.89
Net ratio of expenses to average net assets (%) (d)	0.79	(c)	0.78	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.54	(c)	1.37	1.18	1.55	1.20	0.87
Portfolio turnover rate (%)	123	(c)	107	135	113	85	66
Net assets, end of period (in millions)	$47.86		$47.70	$53.46	$57.45	$60.23	$111.40

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-13

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$4,299,478	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	Of the first $250 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period January 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,121,737,884	$0	$843,347,118

During the six months ended June 30, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $3,330,370.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-15

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

During the six months ended June 30, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 30, 2012, the Portfolio bought and sold $294,430,843 in equity index futures contracts. At June 30, 2012, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2012, the Portfolio had realized gains in the amount of $88,081 which is shown under net realized gain on futures contracts in the Statement of Operations.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$22,155,858	$20,159,748	$—	$—	$—	$—	$22,155,858	$20,159,748

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$49,400,289	$169,813,569	$86,267,013	$—	$—	$305,480,871

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards.

MSF-16

Metropolitan Series Fund

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned 7.38%, 7.25%, and 7.29%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 10.08% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity market shot out of the gates to begin the year, with the market marching higher throughout the first quarter of 2012 as European credit market stress waned and U.S. economic data showed reasonable improvement. That trend did not hold for long, however; the second quarter featured a correction as funding problems in Greece and Spain escalated, and U.S. economic data softened. A late-June rally moderated the second quarter loss, leaving U.S. equities, as measured by the S&P 500 Index, with a 9.5% gain for the six-month period. While market gains were widespread across sectors, the notable exception was the Energy sector which fell due to the abnormally warm winter and weakening global economic environment.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio underperformed the Russell 1000 Growth Index during the six-month period. An underweight position and stock selection in the relatively strong-performing Consumer Staples sector combined with negative stock selection in Healthcare and Industrials accounted for the underperformance, and more than offset positive results in Consumer Discretionary.

The Portfolio’s underweight position in Consumer Staples detracted from relative performance, particularly in the second quarter. Within the sector, stock selection also hindered returns as investments in Procter & Gamble and Green Mountain Coffee Roasters each had a negative impact and overshadowed profitable investments in Whole Foods Market and Costco Wholesale. Procter & Gamble failed to keep up with the market rally during the first quarter. We eliminated the position after determining the company’s turnaround efforts were not gaining traction. Green Mountain Coffee Roasters fell sharply after reporting very disappointing financial results in May, suggesting that growth would be meaningfully less than expected, therefore the stock was eliminated from the Portfolio’s holdings.

Stock selection in the Healthcare and Industrials sectors also negatively impacted performance during the six-month period. In Healthcare, stock selection in the pharmaceuticals and biotechnology industries accounted for the relative weakness, with Valeant Pharmaceuticals International and Celgene having the largest impact. Top Industrial holding Boeing notched a modest gain, but trailed the broader sector as investors wait to see if the company can meet its production targets for the new Dreamliner aircraft. In addition, investments in the cyclical machinery segment, including Eaton and Stanley Black & Decker, underperformed as global growth expectations declined during the second quarter.

The Portfolio’s top holding in the Consumer Discretionary sector, Amazon.com, boosted relative performance during the period, as the stock rose by 32%. Online sales continue to constitute a larger portion of retail sales, and Amazon.com reported better-than-expected first quarter results. The Portfolio’s underweight position in McDonald’s also added value, as the stock price declined after making a substantial gain in 2011. We took the opportunity of the stock being down to initiate a position in McDonald’s during the period. Other key contributors in the sector included Comcast and Home Depot.

During the six-month period, the Portfolio’s allocation to several sectors shifted notably. Investments were increased in the Consumer Discretionary and Healthcare sectors, while significant reductions were made to the Portfolio’s Energy exposure. Key positions initiated during the period included McDonald’s, priceline.com, and Express Scripts. The largest sales in the Portfolio included Procter & Gamble, ExxonMobil, and Schlumberger. At period-end, the Portfolio held its largest overweights relative to the Russell 1000 Growth Index in the Industrials and Healthcare sectors, and its most significant underweight in Consumer Staples.

Jeffrey Lindsey

Edward Dowd

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Legacy Large Cap Growth Portfolio
Class A	7.38	-4.39	1.99	4.97	—
Class B	7.25	-4.62	1.73	—	6.16
Class E	7.29	-4.52	1.84	4.81	—
Russell 1000 Growth Index	10.08	5.76	2.87	6.03	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Apple, Inc.	8.7
The Boeing Co.	4.3
QUALCOMM, Inc.	3.9
Amazon.com, Inc.	3.7
Microsoft Corp.	3.4
The Coca-Cola Co.	3.0
Danaher Corp.	2.7
Costco Wholesale Corp.	2.6
Verizon Communications, Inc.	1.9
Cerner Corp.	1.8

Top Sectors

% of Net Assets
Information Technology	30.9
Consumer Discretionary	18.6
Health Care	14.2
Industrials	13.4
Consumer Staples	8.4
Financials	4.3
Energy	3.6
Materials	3.4
Telecommunications	2.4
Cash & Equivalents	0.9

MSF-2

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Legacy Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.71%	$1,000.00	$1,073.80	$3.66
	Hypothetical*	0.71%	$1,000.00	$1,021.29	$3.57

Class B(a)	Actual	0.96%	$1,000.00	$1,072.50	$4.95
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.82

Class E(a)	Actual	0.86%	$1,000.00	$1,072.90	$4.43
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.32

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-3

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—99.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—6.8%
Precision Castparts Corp.	121,800	$20,034,882
The Boeing Co.	915,200	67,999,360
United Technologies Corp.	260,900	19,705,777

		107,740,019

Air Freight & Logistics—0.3%
United Parcel Service, Inc. (Class B)	59,371	4,667,475

Auto Components—0.3%
Allison Transmission Holdings, Inc. (a) (b)	285,900	5,020,404

Automobiles—0.7%
Tesla Motors, Inc. (a) (b)	360,100	11,267,529

Beverages—4.3%
PepsiCo., Inc.	279,000	19,714,140
The Coca-Cola Co.	610,997	47,773,855

		67,487,995

Biotechnology—3.6%
Biogen Idec, Inc. (b)	192,500	27,793,150
Celgene Corp. (b)	319,900	20,524,784
Gilead Sciences, Inc. (b)	173,400	8,891,952

		57,209,886

Capital Markets—1.7%
Jefferies Group, Inc. (a)	796,495	10,346,470
The Goldman Sachs Group, Inc.	168,700	16,171,582

		26,518,052

Chemicals—2.5%
Celanese Corp. (Series A)	421,400	14,588,868
Monsanto Co.	296,500	24,544,270

		39,133,138

Commercial Banks—1.5%
Wells Fargo & Co.	703,400	23,521,696

Communications Equipment—4.5%
F5 Networks, Inc. (b)	104,800	10,433,888
QUALCOMM, Inc.	1,101,000	61,303,680

		71,737,568

Computers & Peripherals—11.1%
Apple, Inc. (b)	235,917	137,775,528
EMC Corp. (b)	763,600	19,571,068
Fusion-io, Inc. (a) (b)	291,977	6,099,400
NetApp, Inc. (b)	398,700	12,686,634

		176,132,630

Diversified Telecommunication Services—2.4%
Level 3 Communications, Inc. (a) (b)	333,900	7,395,885
Verizon Communications, Inc.	681,100	30,268,084

		37,663,969

Electrical Equipment—0.5%
Roper Industries, Inc. (a)	87,500	$8,625,750

Energy Equipment & Services—1.6%
National Oilwell Varco, Inc.	232,000	14,950,080
Noble Corp. (b)	305,000	9,921,650

		24,871,730

Food & Staples Retailing—3.7%
Costco Wholesale Corp.	430,400	40,888,000
Whole Foods Market, Inc. (a)	185,363	17,668,801

		58,556,801

Health Care Equipment & Supplies—0.9%
Intuitive Surgical, Inc. (b)	26,400	14,620,056

Health Care Providers & Services—3.6%
AmerisourceBergen Corp.	421,000	16,566,350
Cardinal Health, Inc.	284,700	11,957,400
Express Scripts Holding Co. (b)	509,094	28,422,718

		56,946,468

Health Care Technology—1.8%
Cerner Corp. (a) (b)	350,300	28,955,798

Hotels, Restaurants & Leisure—4.4%
Las Vegas Sands Corp. (b)	407,180	17,708,258
McDonald’s Corp.	294,200	26,045,526
Starbucks Corp.	498,100	26,558,692

		70,312,476

Household Durables—1.6%
Stanley Black & Decker, Inc.	385,700	24,823,652

Internet & Catalog Retail—5.3%
Amazon.com, Inc. (b)	256,078	58,475,411
priceline.com, Inc. (b)	37,400	24,853,048

		83,328,459

Internet Software & Services—4.3%
eBay, Inc. (b)	546,400	22,954,264
Google, Inc. (Class A) (b)	41,755	24,220,823
Rackspace Hosting, Inc. (a) (b)	465,800	20,467,252

		67,642,339

IT Services—2.0%
VeriFone Systems, Inc. (a) (b)	302,243	10,001,221
Visa, Inc. (Class A)	175,400	21,684,702

		31,685,923

Machinery—5.2%
Danaher Corp.	825,900	43,012,872
Eaton Corp.	439,800	17,429,274
PACCAR, Inc. (a)	271,000	10,620,490
Terex Corp. (a)	589,488	10,510,571

		81,573,207

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—2.2%
CBS Corp. (Class B)	361,700	$11,856,526
Comcast Corp. (Class A)	704,500	22,522,865

		34,379,391

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc.	415,950	14,171,417

Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp.	434,100	28,737,420
Noble Energy, Inc.	45,700	3,876,274

		32,613,694

Personal Products—0.4%
Herbalife, Ltd. (a)	145,562	7,035,011

Pharmaceuticals—4.2%
Johnson & Johnson	284,400	19,214,064
Merck & Co., Inc.	298,100	12,445,675
Pfizer, Inc.	869,000	19,987,000
Valeant Pharmaceuticals International, Inc. (b)	340,500	15,250,995

		66,897,734

Professional Services—0.6%
ManpowerGroup	239,600	8,781,340

Real Estate Investment Trusts—1.2%
American Tower Corp.	262,400	18,344,384

Semiconductors & Semiconductor Equipment—2.0%
Avago Technologies, Ltd.	113,900	4,089,010
Broadcom Corp.	466,838	15,779,124
Xilinx, Inc.	362,400	12,165,768

		32,033,902

Software—6.8%
Microsoft Corp.	1,743,800	53,342,842
Red Hat, Inc. (b)	316,300	17,864,624
Salesforce.com, Inc. (a) (b)	166,867	23,071,031
VMware, Inc. (b)	154,165	14,035,182

		108,313,679

Specialty Retail—1.5%
The Home Depot, Inc.	462,800	24,523,772

Textiles, Apparel & Luxury Goods—2.6%
Coach, Inc.	225,750	$13,201,860
Michael Kors Holdings, Ltd. (b)	287,200	12,016,448
Under Armour, Inc. (a) (b)	168,600	15,929,328

		41,147,636

Total Common Stock (Identified Cost $1,467,417,958)		1,568,284,980

Short Term Investments—8.4%

Mutual Funds—7.2%
State Street Navigator Securities Lending Prime Portfolio (c)	114,021,406	114,021,406

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $18,276,015 on 07/02/12, collateralized by $18,680,000 U.S. Treasury Bill due 06/27/13 with a value of $18,642,640.	$18,276,000	18,276,000

Total Short Term Investments (Identified Cost $132,297,406)		132,297,406

Total Investments—107.5% (Identified Cost $1,599,715,364) (d)		1,700,582,386
Liabilities in excess of other assets		(118,835,983)

Net Assets—100.0%		$1,581,746,403

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $115,298,063 and the collateral received consisted of cash in the amount of $114,021,406. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,599,715,364. The aggregate unrealized appreciation and depreciation of investments was $189,616,452 and $(88,749,430), respectively, resulting in net unrealized appreciation of $100,867,022 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,568,284,980	$—	$—	$1,568,284,980
Short Term Investments
Mutual Funds	114,021,406	—	—	114,021,406
Repurchase Agreement	—	18,276,000	—	18,276,000
Total Short Term Investments	114,021,406	18,276,000	—	132,297,406
Total Investments	$1,682,306,386	$18,276,000	$—	$1,700,582,386

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,700,582,386
Cash		329
Receivable for:
Securities sold		26,561,703
Fund shares sold		421,398
Interest and dividends		799,168
Foreign taxes		3,036

Total Assets		1,728,368,020
Liabilities
Payable for:
Securities purchased	$30,598,276
Fund shares redeemed	807,672
Collateral for securities loaned	114,021,406
Accrued expenses:
Management fees	875,679
Distribution and service fees	37,317
Deferred trustees’ fees	40,802
Other expenses	240,465

Total Liabilities		146,621,617

Net Assets		$1,581,746,403

Net assets consists of:
Paid in surplus		$1,764,790,358
Undistributed net investment income		4,535,564
Accumulated net realized losses		(288,446,541)
Unrealized appreciation on investments		100,867,022

Net Assets		$1,581,746,403

Net Assets
Class A		$1,378,802,307
Class B		161,164,569
Class E		41,779,527
Capital Shares Outstanding (c)
Class A		51,624,228
Class B		6,135,892
Class E		1,577,293
Net Asset Value, Offering and Redemption Price Per Share
Class A		$26.71
Class B		26.27
Class E		26.49

(a)	Identified cost of investments was $1,599,715,364.
(b)	Includes securities on loan with a value of $115,298,063.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$9,733,730
Interest (b)		838,742

		10,572,472
Expenses
Management fees	$5,676,065
Distribution and service fees—Class B	205,877
Distribution and service fees—Class E	32,887
Trustees’ fees and expenses	25,321
Custodian and accounting	61,320
Audit and tax services	15,695
Legal	9,053
Shareholder reporting	73,313
Insurance	9,960
Miscellaneous	12,017

Total expenses	6,121,508
Less broker commission recapture	(37,655)
Less management fee waivers	(87,022)	5,996,831

Net Investment Income		4,575,641

Net Realized and Unrealized Gain
Net realized gain on:
Investments		15,969,270
Net change in unrealized appreciation on:
Investments		92,820,536

Net realized and unrealized gain		108,789,806

Net Increase in Net Assets From Operations		$113,365,447

(a)	Net of foreign taxes of $776.
(b)	Includes net income on securities loaned of $838,121.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,575,641	$4,903,807
Net realized gain (loss)	15,969,270	(3,069,308)
Net change in unrealized appreciation (depreciation)	92,820,536	(206,619,992)

Increase (decrease) in net assets from operations	113,365,447	(204,785,493)

From Distributions to Shareholders
Net investment income
Class A	(4,424,259)	(1,156,892)
Class B	(117,264)	0
Class E	(72,969)	(30,253)

Total distributions	(4,614,492)	(1,187,145)

Increase (decrease) in net assets from capital share transactions	(36,908,009)	868,902,532

Total increase in net assets	71,842,946	662,929,894

Net Assets
Beginning of the period	1,509,903,457	846,973,563

End of the period	$1,581,746,403	$1,509,903,457

Undistributed Net Investment Income
End of the period	$4,535,564	$4,574,415

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,763,772	$47,195,261	35,442,176	$1,022,256,981
Reinvestments	157,111	4,424,259	40,366	1,156,892
Redemptions	(2,973,151)	(81,863,045)	(6,472,962)	(172,815,274)

Net increase (decrease)	(1,052,268)	$(30,243,525)	29,009,580	$850,598,599

Class B
Sales	315,554	$8,396,357	1,966,911	$52,753,503
Reinvestments	4,232	117,264	0	0
Redemptions	(454,632)	(12,310,070)	(1,084,132)	(28,554,503)

Net increase (decrease)	(134,846)	$(3,796,449)	882,779	$24,199,000

Class E
Sales	89,212	$2,396,614	318,898	$8,475,116
Reinvestments	2,612	72,969	1,064	30,253
Redemptions	(197,555)	(5,337,618)	(544,084)	(14,400,436)

Net decrease	(105,731)	$(2,868,035)	(224,122)	$(5,895,067)

Increase (decrease) derived from capital share transactions		$(36,908,009)		$868,902,532

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.96		$27.45	$22.96	$16.91	$26.74	$22.57

Income (Loss) From Investment Operations
Net investment income (a)	0.08		0.11	0.05	0.08	0.10	0.09
Net realized and unrealized gain (loss) on investments	1.76		(2.55)	4.49	6.10	(9.83)	4.13

Total from investment operations	1.84		(2.44)	4.54	6.18	(9.73)	4.22

Less Distributions
Distributions from net investment income	(0.09)		(0.05)	(0.05)	(0.13)	(0.10)	(0.05)

Total distributions	(0.09)		(0.05)	(0.05)	(0.13)	(0.10)	(0.05)

Net Asset Value, End of Period	$26.71		$24.96	$27.45	$22.96	$16.91	$26.74

Total Return (%) (e)	7.38	(b)	(8.95)	19.82	36.79	(36.51)	18.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(c)	0.73	0.77	0.83	0.78	0.79
Net ratio of expenses to average net assets (%) (d)	0.71	(c)	0.72	0.75	0.82	N/A	N/A
Ratio of net investment income to average net assets (%)	0.59	(c)	0.41	0.23	0.42	0.44	0.37
Portfolio turnover rate (%)	77	(c)	85	72	84	74	99
Net assets, end of period (in millions)	$1,378.80		$1,314.55	$649.68	$633.21	$209.25	$390.69

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.52		$26.99	$22.59	$16.61	$26.28	$22.19

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.05		0.03	(0.01)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.72		(2.50)	4.42	6.01	(9.68)	4.06

Total from investment operations	1.77		(2.47)	4.41	6.04	(9.63)	4.09

Less Distributions
Distributions from net investment income	(0.02)		0.00	(0.01)	(0.06)	(0.04)	0.00

Total distributions	(0.02)		0.00	(0.01)	(0.06)	(0.04)	0.00

Net Asset Value, End of Period	$26.27		$24.52	$26.99	$22.59	$16.61	$26.28

Total Return (%) (e)	7.25	(b)	(9.15)	19.47	36.50	(36.69)	18.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(c)	0.98	1.02	1.08	1.03	1.04
Net ratio of expenses to average net assets (%) (d)	0.96	(c)	0.97	1.00	1.07	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.34	(c)	0.12	(0.03)	0.18	0.22	0.12
Portfolio turnover rate (%)	77	(c)	85	72	84	74	99
Net assets, end of period (in millions)	$161.16		$153.73	$145.40	$111.90	$63.61	$71.84

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$24.73		$27.21	$22.77	$16.75	$26.50	$22.37

Income (Loss) From Investment Operations
Net investment income (a)	0.06		0.06	0.02	0.05	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.75		(2.52)	4.45	6.06	(9.75)	4.10

Total from investment operations	1.81		(2.46)	4.47	6.11	(9.68)	4.15

Less Distributions
Distributions from net investment income	(0.05)		(0.02)	(0.03)	(0.09)	(0.07)	(0.02)

Total distributions	(0.05)		(0.02)	(0.03)	(0.09)	(0.07)	(0.02)

Net Asset Value, End of Period	$26.49		$24.73	$27.21	$22.77	$16.75	$26.50

Total Return (%) (e)	7.29	(b)	(9.06)	19.62	36.62	(36.63)	18.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(c)	0.88	0.92	0.98	0.93	0.94
Net ratio of expenses to average net assets (%) (d)	0.86	(c)	0.87	0.90	0.97	N/A	N/A
Ratio of net investment income to average net assets (%)	0.44	(c)	0.21	0.07	0.28	0.30	0.22
Portfolio turnover rate (%)	77	(c)	85	72	84	74	99
Net assets, end of period (in millions)	$41.78		$41.63	$51.90	$48.80	$30.60	$50.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MSF-12

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker capture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$5,676,065	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-13

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	Over $300 million and less than $1 billion

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$623,908,219	$0	$653,608,532

During the six months ended June 30, 2012, the Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $4,945,072 in sales of investments, which is included above.

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-14

Metropolitan Series Fund

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$1,187,145	$1,516,926	$—	$—	$—	$—	$1,187,145	$1,516,926

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,613,194	$—	$2,957,480	$(298,963,655)	$(363,150)	$(291,756,131)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $363,150 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/15	Expiring 12/31/16	Expiring 12/31/17	Total
$96,840,232	$155,558,760	$46,564,663	$298,963,655

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-19

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-20

Metropolitan Series Fund

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.00%, 0.00%, 0.00%; respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index1, returned 0.04% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (FOMC) maintained the target range for the federal funds rate at 0.00% to 0.25% during the first half of 2012. In June, Committee members also extended the bond-buying program known as “Operation Twist,” which was set to expire. The program, which was first instituted in September 2011, involves selling short-term Treasury bonds while simultaneously purchasing longer-dated Treasury securities in an effort to drive up demand for long-term Treasuries and thus cause rates on longer term Treasuries to decline. The Federal Reserve (the “Fed”) announced an extension of the program through 2012 year-end with plans to swap $267 billion in securities. The Fed balance sheet is predominantly comprised of U.S. Treasuries and Agency Mortgage-Backed Securities (MBS).

On the heels of a successful long-term refinancing operation (LTRO) program in December, the European Central Bank (ECB) offered a second round of unlimited three-year loans in February. The program, which only recently relaxed collateral requirements and extended loan terms, was met with strong demand. While the LTRO has undoubtedly strengthened liquidity in the bank funding market, there is debate as to whether the program is working as the ECB intended. Where the ECB has urged private sector lending, European banks are reluctant to make loans. Rather, they have increased deposits placed in the ECB’s overnight deposit facility to nearly €800 billion at a time when banks have tightened credit.

In February, Moody’s, a bond rating agency, announced a review of seventeen banks and securities firms with global capital markets operations. After four months, the agency concluded the last of its reviews. Moody’s provided a host of guidance from the onset and as a result, the market had sufficient time to price in the downgrades, which were largely in line with expectations. In the six-month period ended June 30, 2012, U.S. dollar London Interbank Offered Rate (LIBOR) rates ended lower across the curve. The sharpest drop came in the three-month LIBOR which closed out the period at twelve basis points lower.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio continued to maintain a laddered portfolio structure during the period with a bias toward the shorter-end of that range given the possibility of increased market volatility and wider credit spreads. Excess liquidity was deployed in commercial paper and certificates of deposit due in approximately 30 to 180 days. Given periodic market volatility, the Portfolio continued to add U.S. Treasury securities and agency discount notes across various tenors to augment the quality, liquidity and diversity of the Portfolio. Such obligations were purchased with maturities of about 90 to 340 days.

The average weighted maturity of the Portfolio stood at 52 days on June 30, 2012.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.28%	$1,000.00	$1,000.00	$1.39
	Hypothetical*	0.28%	$1,000.00	$1,023.45	$1.41

Class B(a)	Actual	0.28%	$1,000.00	$1,000.00	$1.39
	Hypothetical*	0.28%	$1,000.00	$1,023.45	$1.41

Class E(a)	Actual	0.28%	$1,000.00	$1,000.00	$1.39
	Hypothetical*	0.28%	$1,000.00	$1,023.45	$1.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution & service fee waivers as described in Note 3 of the Notes to Financial Statements.

MSF-2

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Commercial Paper (a)—41.5% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—19.3%
Alpine Securitization Corp. 0.234%, 07/20/12	$10,000,000	$9,998,786
Aspen Funding Corp. 0.224%, 07/02/12	23,927,000	23,926,854
Chariot Funding, LLC 0.193%, 08/20/12	16,000,000	15,995,778
0.244%, 08/24/12	15,000,000	14,994,600
Jupiter Securitization Co., LLC 0.203%, 09/21/12	15,000,000	14,993,167
Manhattan Asset Funding Co., LLC 0.224%, 07/12/12	8,000,000	7,999,462
0.213%, 07/17/12	28,000,000	27,997,387
Nieuw Amsterdam Receivables Corp. 0.214%, 07/16/12	20,000,000	19,998,250
0.254%, 07/18/12	9,000,000	8,998,937
0.234%, 08/06/12	5,000,000	4,998,850
Regency Markets No. 1, LLC 0.203%, 07/06/12	25,000,000	24,999,306
0.293%, 07/16/12	31,000,000	30,996,283
Thunder Bay Funding, LLC 0.183%, 08/14/12	15,000,000	14,996,700
0.183%, 08/16/12	20,000,000	19,995,400
0.203%, 09/17/12	20,000,000	19,991,333
Victory Receivables Corp. 0.224%, 07/09/12	15,000,000	14,999,267
0.183%, 07/10/12	15,000,000	14,999,325
0.264%, 07/18/12	33,218,000	33,213,921

		324,093,606

Asset Backed - Other—1.2%
Atlantis Funding Corp. 0.336%, 09/07/12	20,000,000	19,987,533

Capital Markets—1.8%
State Street Corp. 0.224%, 09/05/12	20,000,000	19,991,933
0.203%, 09/10/12	10,000,000	9,996,056

		29,987,989

Commercial Banks—8.1%
Commonwealth Bank of Australia 0.203%, 08/21/12	20,000,000	19,994,333
0.387%, 01/14/13 (b)	10,000,000	10,000,000
NRW Bank 0.254%, 07/26/12	37,000,000	36,993,577
Sumitomo Trust & Banking Co., Ltd. 0.163%, 07/05/12	15,000,000	14,999,733
Svenska Handelsbanken 0.264%, 08/17/12	12,000,000	12,000,000
Westpac Banking Corp. 0.508%, 07/09/12	16,500,000	16,498,167
0.498%, 08/13/12	26,000,000	25,984,783

		136,470,593

Diversified Financial Services—8.3%
Barclays U.S. Funding, LLC 0.020%, 07/02/12	$50,000,000	$49,999,972
BNZ International Funding, LLC 0.275%, 09/07/12	10,000,000	9,994,900
ING U.S. Funding, LLC 0.381%, 07/24/12	8,000,000	7,998,084
Liberty Street Funding, LLC 0.153%, 07/05/12	15,000,000	14,999,750
0.173%, 07/18/12	10,000,000	9,999,197
Mizuho Funding, LLC 0.356%, 07/24/12	10,000,000	9,997,764
0.336%, 08/22/12	15,000,000	14,992,850
National Australia Funding Group 0.478%, 07/03/12	15,500,000	15,499,595
Nordea North America 0.280%, 08/14/12	5,230,000	5,228,242

		138,710,354

Yankee—2.8%
DnB NOR Bank ASA 0.081%, 07/06/12	35,000,000	34,999,611
0.325%, 08/13/12	12,500,000	12,495,222

		47,494,833

Total Commercial Paper (Identified Cost $696,744,908)		696,744,908

Certificate of Deposit—33.5%

Capital Markets—3.9%
Credit Suisse Group AG 0.300%, 07/12/12	10,000,000	10,000,000
0.340%, 09/05/12	15,000,000	15,000,000
State Street Bank & Trust Co. 0.220%, 09/26/12	40,000,000	40,000,000

		65,000,000

Commercial Banks—15.6%
Bank of Montreal 0.200%, 07/06/12	15,000,000	15,000,000
0.210%, 08/29/12	15,000,000	15,000,000
0.320%, 12/11/12	15,000,000	15,000,000
Bank of Nova Scotia 0.350%, 07/17/12	10,000,000	10,000,000
Barclays Bank plc 0.590%, 07/13/12	10,000,000	10,000,000
Rabobank Nederland NV 0.570%, 09/17/12	26,000,000	26,000,000
0.530%, 10/25/12	29,000,000	29,000,000
0.566%, 01/18/13 (b)	15,000,000	15,000,000
RBC Royal Bank 0.479%, 07/09/12 (b)	5,000,000	5,000,000
0.483%, 05/16/13 (b)	15,500,000	15,500,000

*See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Certificate of Deposit—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Sumitomo Mitsui Banking Corp. 0.370%, 07/17/12	$10,000,000	$10,000,000
0.349%, 08/10/12	12,000,000	12,000,000
0.350%, 09/12/12	20,000,000	20,000,000
Sumitomo Trust & Banking Co., Ltd. 0.370%, 07/10/12	30,000,000	30,000,000
TD Bank Financial Group 0.200%, 08/28/12	15,000,000	15,000,000
0.200%, 09/07/12	20,000,000	20,000,000

		262,500,000

Diversified Financial Services—2.7%
Deutsche Bank AG 0.440%, 09/10/12	15,000,000	15,000,000
JPMorgan Chase Bank N.A. 0.536%, 05/17/13 (b)	21,190,000	21,190,000
Wells Fargo & Co. 0.170%, 09/17/12	10,000,000	10,000,000

		46,190,000

Yankee—11.3%
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.370%, 07/13/12	20,000,000	20,000,000
0.350%, 08/14/12	15,000,000	15,000,000
0.350%, 08/24/12	15,000,000	15,000,000
National Australia Bank, Ltd. 0.400%, 07/18/12	10,000,000	10,000,000
National Bank of Canada 0.350%, 08/27/12	18,000,000	18,000,000
Nordea Bank Finland plc 0.610%, 08/09/12	10,000,000	10,000,000
0.280%, 09/18/12	17,500,000	17,500,000
0.360%, 10/11/12	23,500,000	23,500,000
Norinchukin Bank 0.180%, 07/03/12	60,000,000	60,000,000

		189,000,000

Total Certificate of Deposit (Identified Cost $562,690,000)		562,690,000

U.S. Treasury & Government Agencies—25.0%
Security Description	Par Amount	Value*

Federal Agencies—10.4%
Federal Home Loan Mortgage Corp. 0.132%, 08/14/12 (a)	$15,000,000	$14,997,617
0.179%, 11/02/12 (b)	15,000,000	14,996,914
0.320%, 01/24/13 (b)	10,500,000	10,497,601
0.380%, 09/03/13 (b)	15,000,000	14,996,443
0.181%, 09/13/13 (b)	74,300,000	74,245,830
Federal National Mortgage Association 0.235%, 07/26/12 (b)	20,000,000	19,999,726
0.265%, 08/23/12 (b)	15,000,000	14,999,339
0.274%, 12/20/12 (b)	10,000,000	9,999,046

		174,732,516

U.S. Treasury—14.6%
U.S. Treasury Bills 0.118%, 10/18/12 (a)	15,000,000	14,994,732
0.132%, 11/29/12 (a)	30,000,000	29,983,642
U.S. Treasury Notes 0.375%, 08/31/12	30,000,000	30,011,757
4.125%, 08/31/12	50,000,000	50,331,444
4.250%, 09/30/12	20,000,000	20,205,784
0.375%, 10/31/12	30,000,000	30,023,254
3.375%, 11/30/12	15,000,000	15,202,654
1.375%, 02/15/13	13,000,000	13,093,926
1.750%, 04/15/13	20,000,000	20,242,620
1.375%, 05/15/13	20,000,000	20,203,661

		244,293,474

Total U.S. Treasury & Government Agencies (Identified Cost $419,025,990)		419,025,990

Total Investments—100.0% (Identified Cost $1,678,460,898) (c)		1,678,460,898
Liabilities in excess of other assets		(737,183)

Net Assets—100.0%		$1,677,723,715

(a)	Rate shown reflects discount rate at the time of purchase unless otherwise noted.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2012.
(c)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,678,460,898.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Commercial Paper*	$—	$696,744,908	$—	$696,744,908
Total Certificate of Deposit*	—	562,690,000	—	562,690,000
Total U.S. Treasury & Government Agencies*	—	419,025,990	—	419,025,990
Total Investments	$—	$1,678,460,898	$—	$1,678,460,898

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at amortized cost		$1,678,460,898
Cash		508
Receivable for:
Fund shares sold		3,574,016
Interest		1,571,417

Total Assets		1,683,606,839
Liabilities
Payable for:
Fund shares redeemed	$5,436,736
Accrued expenses:
Management fees	280,237
Deferred trustees’ fees	38,636
Other expenses	127,515

Total Liabilities		5,883,124

Net Assets		$1,677,723,715

Net assets consists of:
Paid in surplus		$1,677,720,473
Accumulated net realized gains		3,242

Net Assets		$1,677,723,715

Net Assets
Class A		$610,768,871
Class B		749,408,796
Class E		317,546,048
Capital Shares Outstanding (a)
Class A		6,107,666
Class B		7,494,116
Class E		3,175,461
Net Asset Value, Offering and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

(a)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six months ended June 30, 2012 (Unaudited)

Investment Income
Interest		$2,490,516

Expenses
Management fees	$2,949,215
Distribution and service fees—Class B	974,308
Distribution and service fees—Class E	260,610
Trustees’ fees and expenses	24,776
Custodian and accounting	68,181
Audit and tax services	11,195
Legal	9,803
Shareholder reporting	82,011
Insurance	11,170
Miscellaneous	16,724

Total expenses	4,407,993
Less distribution and service fee waivers	(1,234,918)
Less management fee waivers	(682,559)	2,490,516

Net Investment Income		$0

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

BlackRock Money Market Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Increase (decrease) in net assets from capital share transactions	$(268,548,974)	$30,779,092

Total increase (decrease) in net assets	(268,548,974)	30,779,092

Net Assets
Beginning of the period	1,946,272,689	1,915,493,597

End of the period	$1,677,723,715	$1,946,272,689

Undistributed Net Investment Income
End of the period	$0	$(37,845)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,759,695	$175,969,484	4,420,692	$442,069,197
Redemptions	(2,730,404)	(273,040,372)	(4,471,455)	(447,145,542)

Net decrease	(970,709)	$(97,070,888)	(50,763)	$(5,076,345)

Class B
Sales	1,857,469	$185,746,926	7,996,674	$799,667,399
Redemptions	(3,010,429)	(301,042,893)	(7,285,914)	(728,591,414)

Net increase (decrease)	(1,152,960)	$(115,295,967)	710,760	$71,075,985

Class E
Sales	820,307	$82,030,740	2,872,693	$287,269,274
Redemptions	(1,382,128)	(138,212,859)	(3,224,898)	(322,489,822)

Net decrease	(561,821)	$(56,182,119)	(352,205)	$(35,220,548)

Increase (decrease) derived from capital share transactions		$(268,548,974)		$30,779,092

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.00	0.01	0.42	2.82	4.95

Total from investment operations	0.00		0.00	0.01	0.42	2.82	4.95

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)	(0.42)	(2.82)	(4.95)

Total distributions	0.00		0.00	(0.01)	(0.42)	(2.82)	(4.95)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	(b)	0.00	0.01	0.42	2.85	5.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.35	(c)	0.35	0.34	0.37	0.34	0.40
Net ratio of expenses to average net assets (%) (d)	0.28	(c)	0.26	0.30	0.36	0.34	0.40
Ratio of net investment income to average net assets (%)	0.00	(c)	0.00	0.01	0.45	2.79	4.97
Net assets, end of period (in millions)	$610.77		$707.84	$712.92	$1,023.82	$1,228.99	$1,128.41

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.00	0.00	0.25	2.57	4.70

Total from investment operations	0.00		0.00	0.00	0.25	2.57	4.70

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.25)	(2.57)	(4.70)

Total distributions	0.00		0.00	0.00	(0.25)	(2.57)	(4.70)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	(b)	0.00	0.00	0.25	2.60	4.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(c)	0.60	0.59	0.62	0.59	0.65
Net ratio of expenses to average net assets (%) (d)	0.28	(c)	0.26	0.31	0.54	0.59	0.65
Ratio of net investment income to average net assets (%)	0.00	(c)	0.00	0.00	0.26	2.45	4.71
Net assets, end of period (in millions)	$749.41		$864.70	$793.63	$992.91	$1,097.18	$496.23

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.00		0.00	0.00	0.31	2.67	4.80

Total from investment operations	0.00		0.00	0.00	0.31	2.67	4.80

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.31)	(2.67)	(4.80)

Total distributions	0.00		0.00	0.00	(0.31)	(2.67)	(4.80)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%) (a)	0.00	(b)	0.00	0.00	0.30	2.70	4.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(c)	0.50	0.51	0.52	0.49	0.55
Net ratio of expenses to average net assets (%) (d)	0.28	(c)	0.26	0.34	0.48	0.49	0.55
Ratio of net investment income to average net assets (%)	0.00	(c)	0.00	0.00	0.35	2.64	4.81
Net assets, end of period (in millions)	$317.55		$373.73	$408.95	$9.96	$12.39	$11.20

(a)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers and voluntary distribution & service fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is BlackRock Money Market Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Trustees (the “Board” or “Trustees”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated. This method of valuation is considered a Level 2 in the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

MSF-10

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$2,949,215	0.350%	Of the first $1 billion
	0.300%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee (“12b-1 expenses”) to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per Annum Reduction	Average daily net assets
0.025%	Of the first $	1 billion

For the period May 1, 2011 through April 29, 2012, an identical expense agreement was in place. Pursuant to the expense agreement, $124,317 was waived for the six months ended June 30, 2012 and is included in the management fee waivers shown in the Statement of Operations.

In addition to the contractual fee waiver, MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio turns negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to 12b-1 expenses. If the amount of the waiver exceeds the Class B or Class E 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the six months ended June 30, 2012, $1,234,918 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $974,308 and Class E shares waived $260,610. In addition, during the six months ended June 30, 2012, $558,242 of management fees were voluntarily waived and is included in the management fee waivers shown in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$—	$81,636	$—	$—	$—	$—	$—	$81,636

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$3,242	$—	$—	$—	$—	$3,242

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-12

Metropolitan Series Fund

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

6. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-13

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-14

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-17

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-18

Metropolitan Series Fund

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Davis Venture Value Portfolio returned 6.91%, 6.81%, and 6.83%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 9.49% over the same period.

MARKET ENVIRONMENT/CONDITIONS

In our opinion, investors’ focus on the macroeconomic environment in the past six months overshadowed the real progress being made at many high-quality, durable businesses, as evidenced by earnings per share, cash flows, balance sheet strength, dividends, and share repurchases. The market experienced a great amount of volatility, reflecting shifts in investor sentiment and indiscriminately penalizing businesses of virtually all types. Longer term, however, we believed the stock market would resume its historical tendency to act more like a weighing machine, valuing businesses based on their individual merits and making proper distinctions between good and bad businesses. This does not guarantee improved performance or profits rather than losses. However, for these reasons we remained steadfastly focused on fundamentals and long-term earnings potential. Unemployment in the U.S. began 2012 at 8.5% and ended June at 8.2%. The constant 10-year maturity U.S. Treasury Bond began 2012 yielding 1.89% and ended June yielding 1.67%.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

While the S&P 500 Index returned 9.49% over the six months ended June 30, 2012, individual sectors within the Index increased by as much as 16.5% (Telecommunication Services) or decreased by as much as 2.4% (Energy). The sectors within the Index that turned in the strongest performance over the six-month period were Telecommunication Services, Financials, and Information Technology. The sectors that turned in the weakest performance over the six-month period were Energy, Utilities, and Materials; Energy being the only sector to turn in a negative performance.

Energy companies were the most notable detractor from absolute performance and also the second most significant detractor from performance relative to the Index. The Portfolio’s holdings in Energy companies underperformed the corresponding sector within the Index and had approximately an equal average weighting to the Index in this weaker performing sector. Canadian Natural Resources, OGX Petroleo e Gas Participacoes, Occidental Petroleum, Devon Energy, and China Coal Energy were among the most significant detractors from performance.

Holdings in Information Technology companies were the second most notable detractor from both absolute performance as well as the Portfolio’s performance relative to the Index. The Portfolio’s Information Technology companies underperformed the corresponding sector within the Index and had a lower relative average weighting in this strong performing sector. Google and Hewlett Packard were among the most significant detractors from performance.

Financial companies were the most important contributor to performance, both on an absolute basis and in relation to the Index, despite Julius Baer being among the most important detractors from performance. The Portfolio’s holdings in Financial companies outperformed the corresponding sector within the Index and also had a higher relative average weighting in this strong performing sector. American Express, Wells Fargo, Bank of New York Mellon, Loews, and Berkshire Hathaway were among the most important contributors to performance.

Consumer Staples companies were the second most important contributor to performance, both on an absolute basis and in relation to the Index. The Portfolio’s holdings in Consumer Staples companies outperformed the corresponding sector within the Index and had a higher relative average weighting. CVS Caremark and Costco Wholesale were among the most important contributors to performance.

The Portfolio held approximately 15% of its assets in foreign companies (including American Depositary Receipts) at June 30, 2012. As a whole these companies underperformed the domestic companies held by the Portfolio.

Our long-term focus usually results in low Portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. As of June 30, 2012, only two companies had dropped out of the Portfolio’s top 10 holdings from the end of 2011. This is consistent with our low-turnover strategy. The Portfolio continued to own both companies that dropped out, EOG Resources and Canadian Natural Resources. The two new additions to the Portfolio’s top 10 holdings, Berkshire Hathaway and Bed Bath & Beyond were both among the Portfolio’s top 15 holdings at the end of 2011.

MSF-1

Metropolitan Series Fund

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*—(Continued)

Market conditions may vary from period to period, yet the core tenets of the Davis Investment Discipline and approach remain the same. We start with the premise that stocks represent fractional ownership in real businesses. We seek to purchase durable businesses at value prices and hold them for the long term. We believe that owning shares of well-managed businesses with attractive reinvestment rates, purchased at reasonable valuations and held for years to allow the power of compounding to work, is a reliable method for building capital over long investment horizons.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Davis Venture Value Portfolio
Class A	6.91	0.07	-2.14	5.21	—
Class B	6.81	-0.20	-2.39	—	5.61
Class E	6.83	-0.11	-2.29	5.05	—
S&P 500 Index	9.49	5.45	0.22	5.33	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 2/20/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
CVS Caremark Corp.	6.3
Wells Fargo & Co.	6.3
American Express Co.	6.1
The Bank of New York Mellon Corp.	4.8
Costco Wholesale Corp.	4.0
Berkshire Hathaway, Inc. (Class A)	3.5
Google, Inc. (Class A)	3.4
Bed Bath & Beyond, Inc.	3.2
Loews Corp.	3.0
Occidental Petroleum Corp.	3.0

Top Sectors

% of Net Assets
Financials	35.1
Consumer Staples	15.7
Consumer Discretionary	9.3
Information Technology	8.7
Energy	8.3
Materials	7.8
Industrials	5.1
Cash & Equivalents	5.1
Health Care	4.5
Telecommunications	0.4

MSF-3

Metropolitan Series Fund

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.68%	$1,000.00	$1,069.10	$3.50
	Hypothetical*	0.68%	$1,000.00	$1,021.44	$3.42

Class B(a)	Actual	0.93%	$1,000.00	$1,068.10	$4.78
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.67

Class E(a)	Actual	0.83%	$1,000.00	$1,068.30	$4.27
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-4

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—94.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.4%
Lockheed Martin Corp. (a)	147,621	$12,854,837

Automobiles—0.4%
Harley-Davidson, Inc. (a)	326,670	14,938,619

Beverages—3.5%
Diageo plc (ADR)	436,488	44,988,818
Heineken Holding NV (EUR)	641,827	28,726,919
The Coca-Cola Co. (a)	695,660	54,393,655

		128,109,392

Capital Markets—7.2%
Ameriprise Financial, Inc.	231,256	12,085,438
Julius Baer Group, Ltd. (CHF)	1,208,879	43,769,039
The Bank of New York Mellon Corp. (a)	7,913,894	173,709,973
The Charles Schwab Corp. (a)	1,529,600	19,777,728
The Goldman Sachs Group, Inc.	145,630	13,960,092

		263,302,270

Chemicals—5.9%
Air Products & Chemicals, Inc.	594,975	48,032,332
Ecolab, Inc. (a)	335,203	22,971,461
Monsanto Co.	1,045,218	86,523,146
Potash Corp. of Saskatchewan, Inc.	674,688	29,477,119
Praxair, Inc.	241,775	26,288,196

		213,292,254

Commercial Banks—6.3%
Wells Fargo & Co.	6,798,486	227,341,372

Commercial Services & Supplies—1.6%
Iron Mountain, Inc.	1,728,230	56,962,461

Computers & Peripherals—0.4%
Hewlett-Packard Co.	775,940	15,604,153

Construction Materials—0.3%
Martin Marietta Materials, Inc. (a)	141,306	11,137,739

Consumer Finance—6.1%
American Express Co. (a)	3,816,524	222,159,862

Containers & Packaging—0.2%
Sealed Air Corp.	513,541	7,929,073

Distributors—0.3%
Li & Fung, Ltd. (HKD) (a)	4,986,000	9,662,020

Diversified Financial Services—0.9%
Bank of America Corp.	424,991	3,476,427
CME Group, Inc.	25,485	6,832,783
JPMorgan Chase & Co.	666,832	23,825,907

		34,135,117

Electrical Equipment—0.4%
Emerson Electric Co.	289,670	$13,492,829

Energy Equipment & Services—1.2%
Schlumberger, Ltd.	341,240	22,149,889
Transocean, Ltd.	450,073	20,131,765

		42,281,654

Food & Staples Retailing—10.9%
Costco Wholesale Corp. (a)	1,524,960	144,871,200
CVS Caremark Corp.	4,932,011	230,472,874
Sysco Corp. (a)	361,730	10,783,171
Walgreen Co.	307,520	9,096,442

		395,223,687

Food Products—0.5%
Nestle S.A. (CHF)	119,047	7,101,322
Unilever NV	307,400	10,251,790

		17,353,112

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.	124,130	6,597,510

Health Care Providers & Services—2.8%
Express Scripts Holding Co. (b)	1,841,900	102,833,277

Household Durables—0.1%
Hunter Douglas NV (EUR) (a)	126,751	4,941,965

Insurance—13.1%
ACE, Ltd.	396,130	29,365,117
Alleghany Corp. (b)	151,075	51,327,731
Aon plc	109,310	5,113,522
Berkshire Hathaway, Inc. (Class A) (a) (b)	1,020	127,443,900
Everest Re Group, Ltd.	166,160	17,195,898
Fairfax Financial Holdings, Ltd. (a)	53,345	20,895,237
Fairfax Financial Holdings, Ltd. (144A) (CAD)	17,220	6,818,653
Loews Corp.	2,719,737	111,264,441
Markel Corp. (a) (b)	12,970	5,728,849
The Progressive Corp.	4,847,271	100,968,655

		476,122,003

Internet & Catalog Retail—1.7%
Expedia, Inc. (a)	262,449	12,615,923
Groupon, Inc. (a) (b)	859,120	9,132,446
Liberty Interactive Corp. (Series A) (b)	912,550	16,234,265
Netflix, Inc. (a) (b)	344,260	23,571,482

		61,554,116

Internet Software & Services—3.4%
Google, Inc. (Class A) (b)	215,222	124,843,826

IT Services—0.5%
Visa, Inc. (Class A) (a)	158,640	19,612,663

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	359,340	$14,100,502

Machinery—0.6%
PACCAR, Inc. (a)	579,600	22,714,524

Marine—1.1%
China Shipping Development Co., Ltd. (HKD) (a)	9,736,500	4,605,492
Kuehne & Nagel International AG (CHF) (a)	347,881	36,821,480

		41,426,972

Media—2.7%
Grupo Televisa S.A.B. (ADR)	242,700	5,213,196
The Walt Disney Co. (a)	1,894,250	91,871,125

		97,084,321

Metals & Mining—1.2%
BHP Billiton plc (GBP)	703,422	20,087,233
Rio Tinto plc (GBP)	453,132	21,641,276

		41,728,509

Oil, Gas & Consumable Fuels—7.4%
Canadian Natural Resources, Ltd. (a)	3,027,200	81,280,320
China Coal Energy Co. (H Shares) (HKD) (a)	11,321,400	9,412,243
Devon Energy Corp.	689,664	39,993,615
EOG Resources, Inc.	296,440	26,712,209
Occidental Petroleum Corp.	1,276,840	109,514,567
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	1,162,250	3,182,661

		270,095,615

Paper & Forest Products—0.0%
Sino-Forest Corp. (CAD) (b) (c)	2,572,780	0
Sino-Forest Corp. (144A) (CAD) (b) (c)	66,100	0

		0

Personal Products—0.1%
Natura Cosmeticos S.A. (BRL)	219,600	5,138,760

Pharmaceuticals—1.1%
Johnson & Johnson (a)	52,427	3,541,968
Merck & Co., Inc.	115,420	4,818,785
Roche Holding AG (CHF)	181,338	31,303,913

		39,664,666

Real Estate Management & Development—1.5%
Brookfield Asset Management, Inc.	646,057	21,384,487
Hang Lung Group, Ltd. (HKD) (a)	5,341,200	32,918,072

		54,302,559

Semiconductors & Semiconductor Equipment—1.8%
Intel Corp.	478,840	12,761,086

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	1,825,133	$52,363,066

		65,124,152

Software—2.5%
Activision Blizzard, Inc. (a)	1,773,600	21,265,464
Microsoft Corp.	1,293,750	39,575,812
Oracle Corp.	1,064,000	31,600,800

		92,442,076

Specialty Retail—4.0%
Bed Bath & Beyond, Inc. (b)	1,882,642	116,347,276
CarMax, Inc. (a) (b)	894,827	23,211,812
Tiffany & Co. (a)	111,860	5,922,987

		145,482,075

Textiles, Apparel & Luxury Goods—0.1%
Cie Financiere Richemont S.A. (CHF)	95,389	5,234,999

Tobacco—0.7%
Philip Morris International, Inc.	300,563	26,227,127

Transportation Infrastructure—1.0%
China Merchants Holdings International Co., Ltd. (HKD) (a)	12,374,134	37,766,832

		37,766,832

Wireless Telecommunication Services—0.4%
América Movil S.A.B. de C.V. (ADR)	521,040	13,578,302

Total Common Stock (Identified Cost $2,908,941,928)		3,454,397,802

Convertible Bonds & Notes—0.0%

Paper & Forest Products—0.0%
Sino-Forest Corp. (144A) 5.000%, 08/01/13 (d) (e)	$5,844,000	1,402,560

Total Convertible Bonds & Notes (Identified Cost $5,844,000)		1,402,560

Short Term Investments—10.9%

Commercial Paper—4.4%
Bank of Tokyo Mitsubishi UFJ, Ltd. 0.160%, 07/03/12	38,738,000	38,737,656
0.160%, 07/05/12	35,669,000	35,668,366
0.160%, 07/06/12	42,161,000	42,160,063
Barclays U.S. Funding, LLC 0.140%, 07/02/12	41,807,000	41,806,837

		158,372,922

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Short Term Investments—(Continued)

Security Description	Shares	Value*

Mutual Funds—6.5%
State Street Navigator Securities Lending Prime Portfolio (f)	237,859,341	$237,859,341

Total Short Term Investments (Identified Cost $396,232,263)		396,232,263

Total Investments—105.8% (Identified Cost $3,311,018,191) (g)		3,852,032,625
Liabilities in excess of other assets		(211,875,476)

Net Assets—100.0%		$3,640,157,149

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $238,190,289 and the collateral received consisted of cash in the amount of $237,859,341 and non-cash collateral with a value of $108,272. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2012, these securities represent 0.0% of net assets.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The original acquisition date of the security was July 17, 2008. As of June 30, 2012, the market value of restricted securities was $1,402,560, which is 0.0% of net assets.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $3,286,689,966. The aggregate unrealized appreciation and depreciation of investments was $742,409,511 and $(177,066,852), respectively, resulting in net unrealized appreciation of $565,342,659 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, the market value of 144A securities was $8,221,213, which is 0.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$12,854,837	$—	$—	$12,854,837
Automobiles	14,938,619	—	—	14,938,619
Beverages	99,382,473	28,726,919	—	128,109,392
Capital Markets	219,533,231	43,769,039	—	263,302,270
Chemicals	213,292,254	—	—	213,292,254
Commercial Banks	227,341,372	—	—	227,341,372
Commercial Services & Supplies	56,962,461	—	—	56,962,461
Computers & Peripherals	15,604,153	—	—	15,604,153
Construction Materials	11,137,739	—	—	11,137,739
Consumer Finance	222,159,862	—	—	222,159,862
Containers & Packaging	7,929,073	—	—	7,929,073
Distributors	—	9,662,020	—	9,662,020
Diversified Financial Services	34,135,117	—	—	34,135,117
Electrical Equipment	13,492,829	—	—	13,492,829
Energy Equipment & Services	42,281,654	—	—	42,281,654
Food & Staples Retailing	395,223,687	—	—	395,223,687
Food Products	10,251,790	7,101,322	—	17,353,112
Health Care Equipment & Supplies	6,597,510	—	—	6,597,510
Health Care Providers & Services	102,833,277	—	—	102,833,277
Household Durables	—	4,941,965	—	4,941,965
Insurance	476,122,003	—	—	476,122,003
Internet & Catalog Retail	61,554,116	—	—	61,554,116
Internet Software & Services	124,843,826	—	—	124,843,826
IT Services	19,612,663	—	—	19,612,663
Life Sciences Tools & Services	14,100,502	—	—	14,100,502
Machinery	22,714,524	—	—	22,714,524
Marine	—	41,426,972	—	41,426,972
Media	97,084,321	—	—	97,084,321
Metals & Mining	—	41,728,509	—	41,728,509
Oil, Gas & Consumable Fuels	260,683,372	9,412,243	—	270,095,615
Paper & Forest Products	—	—	—	—
Personal Products	5,138,760	—	—	5,138,760
Pharmaceuticals	8,360,753	31,303,913	—	39,664,666
Real Estate Management & Development	21,384,487	32,918,072	—	54,302,559
Semiconductors & Semiconductor Equipment	65,124,152	—	—	65,124,152
Software	92,442,076	—	—	92,442,076
Specialty Retail	145,482,075	—	—	145,482,075

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$—	$5,234,999	$—	$5,234,999
Tobacco	26,227,127	—	—	26,227,127
Transportation Infrastructure	—	37,766,832	—	37,766,832
Wireless Telecommunication Services	13,578,302	—	—	13,578,302
Total Common Stock	3,160,404,997	293,992,805	—	3,454,397,802
Convertible Bonds & Notes
Paper & Forest Products	—	1,402,560	—	1,402,560
Short Term Investments
Commercial Paper	—	158,372,922	—	158,372,922
Mutual Funds	237,859,341	—	—	237,859,341
Total Short Term Investments	237,859,341	158,372,922	—	396,232,263
Total Investments	$3,398,264,338	$453,768,287	$—	$3,852,032,625

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2011	$1,820,829
Transfers Into Level 3	0
Transfers Out of Level 3	0
Accrued discounts/premiums	0
Realized Gain	0
Change in unrealized depreciation	(1,820,829)
Security Purchases	0
Security Sales	0
Balance as of June 30, 2012	$0

The change in unrealized depreciation on investments held at June 30, 2012 was $(1,820,829).

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Davis Venture Value Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$3,852,032,625
Cash		2,034
Receivable for:
Securities sold		23,292,004
Fund shares sold		430,852
Interest and dividends		4,588,500
Foreign taxes		1,411,154

Total Assets		3,881,757,169
Liabilities
Payable for:
Fund shares redeemed	$1,150,225
Foreign taxes	103,509
Collateral for securities loaned	237,859,341
Accrued expenses:
Management fees	1,899,549
Distribution and service fees	238,658
Deferred trustees’ fees	39,386
Other expenses	309,352

Total Liabilities		241,600,020

Net Assets		$3,640,157,149

Net assets consists of:
Paid in surplus		$3,007,245,700
Undistributed net investment income		16,878,182
Accumulated net realized gains		75,074,230
Unrealized appreciation on investments and foreign currency transactions		540,959,037

Net Assets		$3,640,157,149

Net Assets
Class A		$2,071,956,810
Class B		638,223,028
Class E		929,977,311
Capital Shares Outstanding (c)
Class A		65,867,221
Class B		20,406,679
Class E		29,700,966
Net Asset Value, Offering and Redemption Price Per Share
Class A		$31.46
Class B		31.28
Class E		31.31

(a)	Identified cost of investments was $3,311,018,191.
(b)	Includes securities on loan with a value of $238,190,289.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$34,364,092
Interest (b)		776,685

		35,140,777
Expenses
Management fees	$13,124,050
Distribution and service fees—Class B	811,665
Distribution and service fees—Class E	719,944
Trustees’ fees and expenses	25,392
Custodian and accounting	225,650
Audit and tax services	15,808
Legal	17,234
Shareholder reporting	218,161
Insurance	23,019
Miscellaneous	28,474

Total expenses	15,209,397
Less broker commission recapture	(49,947)
Less management fee waivers	(926,161)	14,233,289

Net Investment Income		20,907,488

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	179,714,025
Foreign currency transactions	(100,925)	179,613,100

Net change in unrealized appreciation (depreciation) on:
Investments	48,896,861
Foreign currency transactions	(44,163)	48,852,698

Net realized and unrealized gain		228,465,798

Net Increase in Net Assets From Operations		$249,373,286

(a)	Net of foreign taxes of $918,498.
(b)	Includes net income on securities loaned of $656,646.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Davis Venture Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,907,488	$37,778,399
Net realized gain	179,613,100	222,003,316
Net change in unrealized appreciation (depreciation)	48,852,698	(410,064,296)

Increase (decrease) in net assets from operations	249,373,286	(150,282,581)

From Distributions to Shareholders
Net investment income
Class A	(17,983,910)	(27,411,242)
Class B	(3,907,446)	(5,433,795)
Class E	(6,686,295)	(10,073,584)

Total distributions	(28,577,651)	(42,918,621)

Decrease in net assets from capital share transactions	(187,909,756)	(222,113,223)

Total increase (decrease) in net assets	32,885,879	(415,314,425)

Net Assets
Beginning of the period	3,607,271,270	4,022,585,695

End of the period	$3,640,157,149	$3,607,271,270

Undistributed Net Investment Income
End of the period	$16,878,182	$24,548,345

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	519,451	$16,399,449	5,746,968	$181,128,616
Reinvestments	562,173	17,983,910	843,163	27,411,242
Redemptions	(3,991,409)	(127,843,408)	(15,018,492)	(480,539,294)

Net decrease	(2,909,785)	$(93,460,049)	(8,428,361)	$(271,999,436)

Class B
Sales	279,183	$8,729,190	4,643,087	$149,127,091
Reinvestments	122,798	3,907,446	167,969	5,433,795
Redemptions	(1,424,219)	(44,817,252)	(2,502,314)	(75,464,484)

Net increase (decrease)	(1,022,238)	$(32,180,616)	2,308,742	$79,096,402

Class E
Sales	574,420	$17,998,537	3,356,741	$103,244,959
Reinvestments	209,931	6,686,295	311,201	10,073,584
Redemptions	(2,780,875)	(86,953,923)	(4,669,234)	(142,528,732)

Net decrease	(1,996,524)	$(62,269,091)	(1,001,292)	$(29,210,189)

Decrease derived from capital share transactions		$(187,909,756)		$(222,113,223)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.67		$31.25	$28.17	$21.72	$36.44	$35.12

Income (Loss) From Investment Operations
Net investment income (a)	0.19		0.33	0.28	0.25	0.39	0.46
Net realized and unrealized gain (loss) on investments	1.87		(1.56)	3.09	6.57	(14.52)	1.15

Total from investment operations	2.06		(1.23)	3.37	6.82	(14.13)	1.61

Less Distributions
Distributions from net investment income	(0.27)		(0.35)	(0.29)	(0.37)	(0.42)	(0.29)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.27)		(0.35)	(0.29)	(0.37)	(0.59)	(0.29)

Net Asset Value, End of Period	$31.46		$29.67	$31.25	$28.17	$21.72	$36.44

Total Return (%) (e)	6.91	(b)	(4.03)	12.00	31.99	(39.35)	4.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(c)	0.73	0.73	0.74	0.73	0.73
Net ratio of expenses to average net assets (%) (d)	0.68	(c)	0.68	0.68	0.69	N/A	N/A
Ratio of net investment income to average net assets (%)	1.20	(c)	1.06	0.99	1.06	1.30	1.25
Portfolio turnover rate (%)	21	(c)	19	19	24	23	11
Net assets, end of period (in millions)	$2,071.96		$2,040.44	$2,412.39	$2,472.84	$1,949.36	$3,183.43

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.46		$31.04	$28.00	$21.58	$36.20	$34.89

Income (Loss) From Investment Operations
Net investment income (a)	0.15		0.24	0.21	0.18	0.32	0.36
Net realized and unrealized gain (loss) on investments	1.86		(1.54)	3.06	6.54	(14.44)	1.16

Total from investment operations	2.01		(1.30)	3.27	6.72	(14.12)	1.52

Less Distributions
Distributions from net investment income	(0.19)		(0.28)	(0.23)	(0.30)	(0.33)	(0.21)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.19)		(0.28)	(0.23)	(0.30)	(0.50)	(0.21)

Net Asset Value, End of Period	$31.28		$29.46	$31.04	$28.00	$21.58	$36.20

Total Return (%) (e)	6.81	(b)	(4.27)	11.71	31.65	(39.52)	4.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(c)	0.98	0.98	0.99	0.98	0.98
Net ratio of expenses to average net assets (%) (d)	0.93	(c)	0.93	0.93	0.94	N/A	N/A
Ratio of net investment income to average net assets (%)	0.95	(c)	0.80	0.75	0.79	1.06	1.00
Portfolio turnover rate (%)	21	(c)	19	19	24	23	11
Net assets, end of period (in millions)	$638.22		$631.39	$593.59	$492.59	$331.67	$491.27

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.51		$31.09	$28.04	$21.61	$36.25	$34.94

Income (Loss) From Investment Operations
Net investment income (a)	0.16		0.28	0.24	0.21	0.34	0.40
Net realized and unrealized gain (loss) on investments	1.86		(1.55)	3.06	6.54	(14.45)	1.15

Total from investment operations	2.02		(1.27)	3.30	6.75	(14.11)	1.55

Less Distributions
Distributions from net investment income	(0.22)		(0.31)	(0.25)	(0.32)	(0.36)	(0.24)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.17)	0.00

Total distributions	(0.22)		(0.31)	(0.25)	(0.32)	(0.53)	(0.24)

Net Asset Value, End of Period	$31.31		$29.51	$31.09	$28.04	$21.61	$36.25

Total Return (%) (e)	6.83	(b)	(4.18)	11.82	31.83	(39.46)	4.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(c)	0.88	0.88	0.89	0.88	0.88
Net ratio of expenses to average net assets (%) (d)	0.83	(c)	0.83	0.83	0.84	N/A	N/A
Ratio of net investment income to average net assets (%)	1.05	(c)	0.90	0.85	0.90	1.14	1.11
Portfolio turnover rate (%)	21	(c)	19	19	24	23	11
Net assets, end of period (in millions)	$929.98		$935.44	$1,016.61	$887.26	$662.05	$1,199.57

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in the Notes to Financial Statements.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Davis Venture Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain

MSF-15

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$13,124,050	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-16

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 29, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On the first $50 million
0.075%	On the next $450 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

An identical expense agreement was in place for the period October 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$380,468,922	$0	$597,394,719

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk

MSF-17

Metropolitan Series Fund

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$42,918,621	$37,279,132	$—	$—	$—	$—	$42,918,621	$37,279,132

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,330,789	$—	$506,235,436	$(122,412,365)	$—	$412,153,860

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $122,412,365.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-21

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-22

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-23

Metropolitan Series Fund

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, D, and E shares of the FI Value Leaders Portfolio returned 6.58%, 6.44%, 6.52%, and 6.50%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 8.68% over the same period.

MARKET ENVIRONMENT/CONDITIONS

In the first half of 2012, the U.S. equity markets extended their gains from the end of 2011 and posted a strong start to the year. All major stock indexes finished the half with positive gains. In general, the market’s performance was more broad-based and overall volatility was lower. The uncertainty in European markets remained prominent in the news flow, but investors were encouraged by the steps being taken by European leaders to ease stress in the credit markets with the Long-Term Refinancing Operations (LTRO) announced by the European Central Bank. Other investor concerns included slower growth in China and a potential slow-down in the U.S. In general, U.S. economic growth remained positive and unemployment and housing data appeared to remain steady. Stock price movements in the first half seemed to be driven more by fundamentals as a result of increased investor optimism.

For the first half of 2012, the broad market, as measured by the S&P 500 Index, rose 9.5%, with nine of ten sectors realizing positive returns. Small and mid cap stocks, as measured by the Russell 2000 Index and Russell Midcap Index, underperformed large caps modestly from an absolute perspective, gaining 8.5% and 8.0% respectively. Growth stocks across capitalizations outperformed value, with the Russell 3000 Growth beating the Russell 3000 Value by 1.3 percentage points. Among the S&P 500 sectors, Telecommunication Services and Financials were the largest contributors, while only the Energy sector lost value on a relative basis. Within the Telecommunication Services sector, wireless providers Sprint Nextel and AT&T were the largest contributors. The Financials sector performance was driven by contributions from Regions Financial Corp. and Federated Investors. Alpha Natural and Peabody Energy were the largest detractors from the Energy sector which lagged due to its defensive status. Overall, from a fundamental perspective, stocks continued to post positive earnings results relative to expectations and remained cheaper than historical averages based on several valuation metrics.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

During the first half of 2012, the Portfolio underperformed the Russell 1000 Value Index. Stock selection in the Telecommunication Services and Industrials detracted the most from relative performance, while holdings in the Energy and Consumer Staples sectors contributed to performance. Four of ten sectors added value during the first half.

Stock selection in the Telecommunication Services and Industrials sectors detracted from Portfolio performance. In the Telecommunication Services sector, not owning telecommunication provider Verizon Communications and an underweight in wireless carrier AT&T detracted from performance. Verizon shares rose after it announced a strong quarterly earnings report and plans to expand its 4G LTE Network in California. AT&T reported earnings which exceeded Wall Street expectations; however, shares fell due to declining investors’ sentiment around slowed subscriber growth, flat smartphone sales and increased subscriber base of smaller monthly plans. In the Industrials sector, the underweight in conglomerate General Electric (GE) and the overweight in construction and mining equipment manufacturer Caterpillar detracted from performance. GE shares rose after it announced a pre-engineered wellhead control solution which enables faster discovery and recovery of oil and gas. Caterpillar reported strong quarterly earnings but share prices declined due to investor worries about potential slowdowns in the China construction equipment and U.S. coal mining end markets.

The Energy and Consumer Staples sectors contributed to performance. In the Energy sector, the underweight in the independent producer of natural gas and crude oil Apache Corp. and not owning natural gas producer ConocoPhillips were the largest relative Portfolio contributors. Apache shares fell after the company reported quarterly earnings that missed Wall Street expectations, due to deteriorating natural gas realizations. Shares of ConcocoPhillips fell after the company reported below-consensus quarterly earnings on weaker international exploration and production results, due to the timing of oil tanker loadings in the international segment. The company also spun-out its downstream business, chemical company Phillips 66, during the period. In the Consumer Staples sector, the underweight in consumer packaged goods provider Procter & Gamble and the overweight in drug store chain CVS Caremark contributed to relative Portfolio performance. Procter & Gamble shares declined as the company reported below-consensus quarterly earnings and lowered its full-year earnings expectations due to declining economic conditions in Europe and China, and rising costs for commodities such as fuel and packaging. Shares of CVS increased after the company announced quarterly earnings that beat consensus estimates and raised its full-year earnings forecast, both driven by market share gains stemming from the Walgreens/Express Scripts impasse.

New positions in the Portfolio included food and beverage company Kraft Foods and integrated oil company Exxon Mobil. We bought Kraft Foods due to its attractive valuation and its potential to generate revenue growth from the new products it has brought to market in the last year. We bought Exxon after its weight in the Russell 1000 Value benchmark increased substantially, though we remained underweight.

MSF-1

Metropolitan Series Fund

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Closed positions included beverage and snack company PepsiCo. and analytical instruments company Thermo Fisher Scientific. We sold PepsiCo. as the stock approached our price target with expectations for little upside. We sold Thermo Fisher as it approached our assessment of intrinsic value.

At June 30, 2012, the Portfolio was invested in stocks trading at material discounts to our assessment of their worth. As the economic environment has improved, we continued to look to own companies with strong balance sheets trading at a discount to their earnings power in the context of the recovery.

At period end, in the Materials sector the Portfolio was overweight select chemical and inorganic mineral producer stocks with attractive valuations and strong growth prospects. Within the Energy sector, the Portfolio was overweight select integrated oil and gas companies with compelling valuations that we believed would benefit from new overseas projects. In the Financials sector, the Portfolio was overweight selected diversified financial services companies, which have benefited from increased pricing power and decreased competition in the wake of the financial crisis. These companies have seen higher profits in traditional banking services, along with improved balance sheet strength. The Portfolio was underweight Real Estate Investment Trusts, which we believed more than reflected their intrinsic valuations. The Portfolio was also overweight selected machinery stocks, which we believed should benefit from improving global economic conditions.

Ciaran O’Neill

Portfolio Manager

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
FI Value Leaders Portfolio
Class A	6.58	-4.56	-3.86	3.49	—
Class B	6.44	-4.81	-4.11	—	4.43
Class D	6.52	-4.66	-3.96	—	-1.42
Class E	6.50	-4.71	-4.00	3.33	—
Russell 1000 Value Index	8.68	3.01	-2.19	5.28	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 4/30/93, 7/30/02, 5/2/06, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Berkshire Hathaway, Inc. (Class B)	4.4
Wells Fargo & Co.	4.3
Chevron Corp.	4.2
JPMorgan Chase & Co.	4.0
Pfizer, Inc.	3.5
Exxon Mobil Corp.	3.3
Occidental Petroleum Corp.	2.8
Kraft Foods, Inc. (Class A)	2.4
Cisco Systems, Inc.	2.2
CVS Caremark Corp.	2.0

Top Sectors

% of Net Assets
Financials	26.6
Energy	17.2
Health Care	11.0
Industrials	9.4
Information Technology	8.2
Consumer Discretionary	7.7
Consumer Staples	6.6
Utilities	5.5
Telecommunications	4.4
Materials	3.1

MSF-3

Metropolitan Series Fund

FI Value Leaders Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Value Leaders Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A	Actual	0.75%	$1,000.00	$1,065.80	$3.85
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.77

Class B	Actual	1.00%	$1,000.00	$1,064.40	$5.13
	Hypothetical*	1.00%	$1,000.00	$1,019.83	$5.02

Class D	Actual	0.85%	$1,000.00	$1,065.20	$4.36
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.27

Class E	Actual	0.90%	$1,000.00	$1,065.00	$4.62
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—99.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
Precision Castparts Corp.	11,870	$1,952,496
United Technologies Corp.	85,610	6,466,124

		8,418,620

Biotechnology—1.0%
Amgen, Inc.	54,160	3,955,846

Capital Markets—3.9%
BlackRock, Inc.	25,510	4,332,108
Invesco, Ltd.	212,900	4,811,540
The Bank of New York Mellon Corp.	304,050	6,673,898

		15,817,546

Chemicals—1.9%
Ashland, Inc. (a)	59,660	4,135,035
The Mosaic Co.	63,950	3,501,902

		7,636,937

Commercial Banks—4.8%
SunTrust Banks, Inc.	85,160	2,063,427
Wells Fargo & Co.	513,940	17,186,153

		19,249,580

Commercial Services & Supplies—0.8%
Republic Services, Inc.	120,660	3,192,664

Communications Equipment—2.9%
Cisco Systems, Inc.	515,860	8,857,316
QUALCOMM, Inc.	52,780	2,938,791

		11,796,107

Computers & Peripherals—3.0%
Apple, Inc. (b)	9,720	5,676,480
Hewlett-Packard Co.	316,240	6,359,586

		12,036,066

Construction & Engineering—0.3%
Foster Wheeler AG (b)	76,440	1,324,705

Consumer Finance—1.3%
Capital One Financial Corp.	91,410	4,996,471

Diversified Financial Services—8.1%
Citigroup, Inc.	239,416	6,562,393
CME Group, Inc.	18,860	5,056,555
Interactive Brokers Group, Inc. (b)	76,120	1,120,486
JPMorgan Chase & Co.	448,458	16,023,404
The NASDAQ OMX Group, Inc. (b)	171,900	3,896,973

		32,659,811

Diversified Telecommunication Services—3.0%
AT&T, Inc.	137,290	4,895,761
CenturyLink, Inc.	120,983	4,777,619
Frontier Communications Corp. (a)	588,060	2,252,270

		11,925,650

Electric Utilities—3.9%
FirstEnergy Corp.	115,360	$5,674,558
NextEra Energy, Inc.	92,520	6,366,301
PPL Corp.	128,670	3,578,313

		15,619,172

Energy Equipment & Services—0.6%
Oil States International, Inc. (a) (b)	38,410	2,542,742

Food & Staples Retailing—2.0%
CVS Caremark Corp.	170,980	7,989,895

Food Products—2.4%
Kraft Foods, Inc. (Class A)	244,850	9,456,107

Health Care Equipment & Supplies—0.4%
Varian Medical Systems, Inc. (a) (b)	26,280	1,597,036

Health Care Providers & Services—3.8%
Aetna, Inc.	103,390	4,008,430
Express Scripts Holding Co. (b)	52,790	2,947,266
McKesson Corp.	32,990	3,092,813
WellPoint, Inc.	83,360	5,317,534

		15,366,043

Household Durables—0.4%
Tempur-Pedic International, Inc. (a) (b)	59,750	1,397,553

Household Products—1.4%
The Procter & Gamble Co.	93,190	5,707,887

Independent Power Producers & Energy Traders—0.6%
NRG Energy, Inc. (b)	125,780	2,183,541

Industrial Conglomerates—1.0%
General Electric Co.	200,110	4,170,292

Insurance—6.1%
Berkshire Hathaway, Inc. (Class B) (b)	211,310	17,608,463
Prudential Financial, Inc.	143,010	6,925,974

		24,534,437

Internet Software & Services—0.8%
Google, Inc. (Class A) (b)	5,490	3,184,584

Leisure Equipment & Products—0.6%
Hasbro, Inc. (a)	75,360	2,552,443

Machinery—3.7%
Caterpillar, Inc.	40,210	3,414,231
Cummins, Inc.	46,080	4,465,613
Dover Corp.	22,520	1,203,962
Ingersoll-Rand plc	79,800	3,365,964
Joy Global, Inc.	44,390	2,518,245

		14,968,015

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Marine—0.2%
Matson, Inc.	12,807	$681,973

Media—3.1%
DIRECTV (b)	110,400	5,389,728
The Walt Disney Co.	146,540	7,107,190

		12,496,918

Metals & Mining—1.2%
Compass Minerals International, Inc. (a)	22,840	1,742,235
Freeport-McMoRan Copper & Gold, Inc.	94,090	3,205,646

		4,947,881

Multi-Utilities—1.1%
PG&E Corp.	98,550	4,461,358

Multiline Retail—1.6%
Target Corp.	111,680	6,498,659

Oil, Gas & Consumable Fuels—16.5%
Apache Corp.	71,570	6,290,287
Chevron Corp.	160,450	16,927,475
Denbury Resources, Inc. (b)	208,090	3,144,240
Exxon Mobil Corp.	153,620	13,145,263
Hess Corp.	52,490	2,278,738
Marathon Petroleum Corp.	112,665	5,060,912
Occidental Petroleum Corp.	131,480	11,277,040
Royal Dutch Shell plc (ADR) (Class A)	74,400	5,016,792
World Fuel Services Corp. (a)	82,240	3,127,587

		66,268,334

Pharmaceuticals—5.8%
Medicis Pharmaceutical Corp. (a)	71,080	2,427,382
Pfizer, Inc.	618,120	14,216,760
Roche Holding AG (ADR)	94,500	4,084,290
Valeant Pharmaceuticals International, Inc. (b)	60,300	2,700,837

		23,429,269

Real Estate Investment Trusts—1.9%
American Tower Corp.	49,940	3,491,305
Boston Properties, Inc. (a)	37,640	4,079,047

		7,570,352

Real Estate Management & Development—0.4%
CBRE Group, Inc. (b)	106,850	1,748,066

Road & Rail—1.3%
CSX Corp.	222,940	4,984,938

Semiconductors & Semiconductor Equipment—0.6%
Broadcom Corp.	69,290	2,342,002

Software—0.9%
Microsoft Corp.	117,190	3,584,842

Specialty Retail—1.8%
Lowe’s Cos., Inc.	251,420	$7,150,385

Textiles, Apparel & Luxury Goods—0.2%
Deckers Outdoor Corp. (a) (b)	21,660	953,257

Tobacco—0.8%
Philip Morris International, Inc.	36,270	3,164,920

Wireless Telecommunication Services—1.5%
NII Holdings, Inc. (a) (b)	250,800	2,565,684
SBA Communications Corp. (a) (b)	56,740	3,237,017

		5,802,701

Total Common Stock (Identified Cost $379,768,410)		400,365,605

Short Term Investments—7.3%

Mutual Funds—7.2%
State Street Navigator Securities Lending Prime Portfolio (c)	28,748,046	28,748,046

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $583,000 on 07/02/12, collateralized by $565,000 U.S. Treasury Note 2.250% due 01/31/15 with a value of $597,032.	$583,000	583,000

Total Short Term Investments (Identified Cost $29,331,046)		29,331,046

Total Investments—107.0% (Identified Cost $409,099,456) (d)		429,696,651
Liabilities in excess of other assets		(28,192,376)

Net Assets—100.0%		$401,504,275

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $28,659,438 and the collateral received consisted of cash in the amount of $28,748,046. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $409,099,456. The aggregate unrealized appreciation and depreciation of investments was $40,755,338 and $(20,158,143), respectively, resulting in net unrealized appreciation of $20,597,195 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$400,365,605	$—	$—	$400,365,605
Short Term Investments
Mutual Funds	28,748,046	—	—	28,748,046
Repurchase Agreement	—	583,000	—	583,000
Total Short Term Investments	28,748,046	583,000	—	29,331,046
Total Investments	$429,113,651	$583,000	$—	$429,696,651

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

FI Value Leaders Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$429,696,651
Cash		629
Receivable for:
Securities sold		6,082,001
Fund shares sold		165,647
Interest and dividends		403,251
Foreign taxes		38,030

Total Assets		436,386,209
Liabilities
Payable for:
Securities purchased	$5,429,407
Fund shares redeemed	335,389
Collateral for securities loaned	28,748,046
Accrued expenses:
Management fees	216,810
Distribution and service fees	21,042
Deferred trustees’ fees	34,933
Other expenses	96,307

Total Liabilities		34,881,934

Net Assets		$401,504,275

Net assets consists of:
Paid in surplus		$572,820,787
Undistributed net investment income		2,811,763
Accumulated net realized losses		(194,725,470)
Unrealized appreciation on investments		20,597,195

Net Assets		$401,504,275

Net Assets
Class A		$230,286,115
Class B		54,587,085
Class D		95,854,958
Class E		20,776,117
Capital Shares Outstanding (c)
Class A		1,661,379
Class B		395,072
Class D		692,612
Class E		150,278
Net Asset Value, Offering and Redemption Price Per Share
Class A		$138.61
Class B		138.17
Class D		138.40
Class E		138.25

(a)	Identified cost of investments was $409,099,456.
(b)	Includes securities on loan with a value of $28,659,438.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$4,440,325
Interest (b)		55,684

		4,496,009
Expenses
Management fees	$1,396,527
Distribution and service fees—Class B	69,569
Distribution and service fees—Class D	50,379
Distribution and service fees—Class E	16,103
Trustees’ fees and expenses	25,089
Custodian and accounting	25,454
Audit and tax services	15,695
Legal	4,355
Shareholder reporting	66,503
Insurance	2,686
Miscellaneous	7,662

Total expenses		1,680,022

Net Investment Income		2,815,987

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	7,254,049
Foreign currency transactions	(10)	7,254,039

Net change in unrealized appreciation on:
Investments	16,020,030
Foreign currency transactions	11	16,020,041

Net realized and unrealized gain		23,274,080

Net Increase in Net Assets From Operations		$26,090,067

(a)	Net of foreign taxes of $47,885.
(b)	Includes net income on securities loaned of $55,523.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

FI Value Leaders Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,815,987	$4,895,637
Net realized gain	7,254,039	37,359,372
Net change in unrealized appreciation (depreciation)	16,020,041	(69,180,377)

Increase (decrease) in net assets from operations	26,090,067	(26,925,368)

From Distributions to Shareholders
Net investment income
Class A	(2,910,609)	(2,732,655)
Class B	(551,283)	(525,638)
Class D	(1,128,947)	(1,274,430)
Class E	(232,977)	(236,568)

Total distributions	(4,823,816)	(4,769,291)

Decrease in net assets from capital share transactions	(17,872,715)	(50,810,269)

Total increase (decrease) in net assets	3,393,536	(82,504,928)

Net Assets
Beginning of the period	398,110,739	480,615,667

End of the period	$401,504,275	$398,110,739

Undistributed Net Investment Income
End of the period	$2,811,763	$4,819,592

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	10,307	$1,452,043	65,639	$9,478,547
Reinvestments	20,214	2,910,609	18,470	2,732,655
Redemptions	(72,296)	(10,157,346)	(204,506)	(28,663,539)

Net decrease	(41,775)	$(5,794,694)	(120,397)	$(16,452,337)

Class B
Sales	18,199	$2,599,727	43,818	$6,069,023
Reinvestments	3,839	551,283	3,562	525,638
Redemptions	(36,530)	(5,104,616)	(74,964)	(10,537,727)

Net decrease	(14,492)	$(1,953,606)	(27,584)	$(3,943,066)

Class D
Sales	16,203	$2,282,077	48,943	$6,848,214
Reinvestments	7,851	1,128,947	8,625	1,274,430
Redemptions	(89,660)	(12,594,880)	(252,606)	(35,271,442)

Net decrease	(65,606)	$(9,183,856)	(195,038)	$(27,148,798)

Class E
Sales	6,335	$896,541	18,495	$2,585,913
Reinvestments	1,622	232,977	1,602	236,568
Redemptions	(14,709)	(2,070,077)	(43,870)	(6,088,549)

Net decrease	(6,752)	$(940,559)	(23,773)	$(3,266,068)

Decrease derived from capital share transactions		$(17,872,715)		$(50,810,269)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$131.64		$141.74	$125.57	$106.51	$196.17	$208.36

Income (Loss) From Investment Operations
Net investment income (a)	1.00		1.63	1.51	1.90	2.88	2.81
Net realized and unrealized gain (loss) on investments	7.71		(10.17)	16.72	20.27	(72.50)	6.52

Total from investment operations	8.71		(8.54)	18.23	22.17	(69.62)	9.33

Less Distributions
Distributions from net investment income	(1.74)		(1.56)	(2.06)	(3.11)	(3.12)	(2.06)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.74)		(1.56)	(2.06)	(3.11)	(20.04)	(21.52)

Net Asset Value, End of Period	$138.61		$131.64	$141.74	$125.57	$106.51	$196.17

Total Return (%) (d)	6.58	(b)	(6.15)	14.56	21.85	(38.95)	4.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	(c)	0.74	0.73	0.77	0.71	0.71
Ratio of net investment income to average net assets (%)	1.43	(c)	1.16	1.17	1.76	1.94	1.38
Portfolio turnover rate (%)	77	(c)	106	74	133	191	145
Net assets, end of period (in millions)	$230.29		$224.21	$258.48	$258.36	$233.64	$447.66

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$131.08		$141.19	$125.16	$106.08	$195.36	$207.58

Income (Loss) From Investment Operations
Net investment income (a)	0.82		1.27	1.19	1.61	2.51	2.30
Net realized and unrealized gain (loss) on investments	7.66		(10.14)	16.63	20.22	(72.26)	6.47

Total from investment operations	8.48		(8.87)	17.82	21.83	(69.75)	8.77

Less Distributions
Distributions from net investment income	(1.39)		(1.24)	(1.79)	(2.75)	(2.61)	(1.53)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.39)		(1.24)	(1.79)	(2.75)	(19.53)	(20.99)

Net Asset Value, End of Period	$138.17		$131.08	$141.19	$125.16	$106.08	$195.36

Total Return (%) (d)	6.44	(b)	(6.38)	14.28	21.49	(39.10)	3.94

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	(c)	0.99	0.98	1.02	0.96	0.96
Ratio of net investment income to average net assets (%)	1.17	(c)	0.91	0.93	1.50	1.72	1.14
Portfolio turnover rate (%)	77	(c)	106	74	133	191	145
Net assets, end of period (in millions)	$54.59		$53.68	$61.72	$57.87	$48.63	$75.73

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$131.38		$141.48	$125.37	$106.29	$195.78	$207.95

Income (Loss) From Investment Operations
Net investment income (a)	0.93		1.47	1.38	1.78	2.73	2.60
Net realized and unrealized gain (loss) on investments	7.69		(10.14)	16.68	20.26	(72.39)	6.49

Total from investment operations	8.62		(8.67)	18.06	22.04	(69.66)	9.09

Less Distributions
Distributions from net investment income	(1.60)		(1.43)	(1.95)	(2.96)	(2.91)	(1.80)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.60)		(1.43)	(1.95)	(2.96)	(19.83)	(21.26)

Net Asset Value, End of Period	$138.40		$131.38	$141.48	$125.37	$106.29	$195.78

Total Return (%) (d)	6.52	(b)	(6.25)	14.45	21.72	(39.01)	4.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	(c)	0.84	0.83	0.87	0.81	0.81
Ratio of net investment income to average net assets (%)	1.32	(c)	1.04	1.07	1.66	1.84	1.27
Portfolio turnover rate (%)	77	(c)	106	74	133	191	145
Net assets, end of period (in millions)	$95.85		$99.61	$134.87	$137.92	$131.56	$272.19

	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$131.21		$141.31	$125.24	$106.15	$195.49	$207.69

Income (Loss) From Investment Operations
Net investment income (a)	0.89		1.41	1.31	1.73	2.65	2.49
Net realized and unrealized gain (loss) on investments	7.68		(10.15)	16.66	20.25	(72.26)	6.48

Total from investment operations	8.57		(8.74)	17.97	21.98	(69.61)	8.97

Less Distributions
Distributions from net investment income	(1.53)		(1.36)	(1.90)	(2.89)	(2.81)	(1.71)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(16.92)	(19.46)

Total distributions	(1.53)		(1.36)	(1.90)	(2.89)	(19.73)	(21.17)

Net Asset Value, End of Period	$138.25		$131.21	$141.31	$125.24	$106.15	$195.49

Total Return (%) (d)	6.50	(b)	(6.30)	14.40	21.66	(39.03)	4.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	(c)	0.89	0.88	0.92	0.86	0.86
Ratio of net investment income to average net assets (%)	1.27	(c)	1.00	1.02	1.62	1.78	1.22
Portfolio turnover rate (%)	77	(c)	106	74	133	191	145
Net assets, end of period (in millions)	$20.78		$20.60	$25.55	$25.81	$24.80	$51.62

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is FI Value Leaders Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a

MSF-12

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

MSF-13

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$1,396,527	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1

MSF-14

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$158,009,631	$0	$178,496,067

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$4,769,291	$7,290,838	$—	$—	$—	$—	$4,769,291	$7,290,838

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,851,442	$—	$(2,440,513)	$(194,961,842)	$—	$(192,550,913)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained

MSF-15

Metropolitan Series Fund

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$123,997,310	$70,964,532	$194,961,842

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-20

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-21

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Jennison Growth Portfolio returned 11.24%, 11.18%, and 11.22%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 10.08% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity market remained volatile in the first six months of 2012, advancing strongly in the first three months before giving back half of its gains in April and May. At the beginning of the period, European sovereign debt fears ebbed temporarily, as did worries about double-dip recession in the U.S. Investors viewed indications of a slow but improving U.S. economy with optimism as employment, housing, and consumer confidence measures all showed progress. The outlook for corporate profits growth remained positive, and capital spending continued at a robust pace. In China, steps to cool overheated credit and property activity appeared to be working.

In April and May, sanguinity yielded to uncertainty, as doubts about debt issues in Europe and global economic growth prospects returned to the fore. The rate of Gross Domestic Product growth slowed in many countries—in both developed and emerging markets—and some European economies contracted. Job growth in the U.S. decelerated. The market ebbed and flowed as sentiment, often based on short-term data, vacillated between optimism and pessimism. Raw materials, commodities, food, and energy prices remained volatile as well. Earnings estimates for many companies were revised to reflect slowing economic conditions.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Security selection and an overweight position were beneficial in the Information Technology sector, where Apple, Salesforce.com, and LinkedIn made strong advances, more than offsetting the effect of Google’s decline. Apple’s financial results beat expectations by a wide margin, as earnings more than doubled year-over-year on continued robust sales of iPhones, iPads, and Mac computers. The company’s announcement that it would begin paying a quarterly stock dividend was likewise well received. Salesforce.com rose on a greater-than-anticipated acceleration in billings, a harbinger of sales growth. We believe Salesforce’s cloud-computing market opportunity remains substantial. LinkedIn, a leading global online professional network, reported what we consider strong financial results as both revenue and operating income exceeded expectations on broad-based strength across the business. Since its launch in 2003, the site has grown to reach more than 100 million users, a key inflection point that could set the stage for accelerating absolute user growth. Google fell after reporting lower-than-expected revenue and earnings.

Stock selection and an underweight stance benefited performance in Consumer Staples, where Whole Foods reported strong sales and earnings, with solid operating margins and continued capital discipline.

An underweight in Energy, one of the benchmark’s worst-performing sectors, was beneficial.

Stock selection hurt relative performance in Health Care, as Shire’s decline moderated the effect of gains in Vertex Pharmaceuticals and Novo Nordisk. Shire (Ireland) fell on potential competitive threats to Replagal, the company’s Fabry disease drug candidate. We expect Shire’s strong revenue growth to continue and believe its product pipeline has significant operating leverage. Vertex soared on data from a late-stage clinical study that showed its developmental drug VX-770 notably improved lung function in patients with cystic fibrosis. Novo Nordisk (Denmark), the world’s biggest maker of insulin, reported better-than-expected operating margins and gained market share in the U.S. At period end, we considered Novo one of the best-positioned pharmaceutical companies globally. We expect Novo to benefit from the structural growth in the diabetes market, which we believed is being fueled by a rapid increase in cases of the disease, an increase in patients being diagnosed, earlier onset of insulin treatment, continued conversion from human to modern insulins, and intensified treatment programs.

MSF-1

Metropolitan Series Fund

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

In Consumer Discretionary, Amazon.com reported much-better-than-expected revenue, earnings, and margins. At period end, we continued to view Amazon as a prime beneficiary of the ongoing shift toward e-commerce. Other holdings in the sector lost ground. Mid-priced watch maker Fossil fell after reporting lighter-than-projected revenue, partly due to weakness in Europe. Nike, the world’s largest sportswear company, fell after revenue and earnings missed expectations, as sales slowed in Europe and higher costs resulted in narrower gross margin.

The Portfolio is constructed through individual stock selection, based on the fundamentals of individual companies. Over the course of 2012’s first six months, the Portfolio’s sector weights were largely unchanged. Relative to the Russell 1000 Growth benchmark, the Portfolio remained overweight Consumer Discretionary and Health Care, and underweight Consumer Staples and Industrials.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	11.24	3.57	3.42	5.88	—
Class B	11.18	3.28	3.16	5.61	—
Class E	11.22	3.44	3.26	—	6.16
Russell 1000 Growth Index	10.08	5.76	2.87	6.03	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 5/1/02, and 4/27/05, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Apple, Inc.	6.6
Amazon.com, Inc.	2.9
MasterCard, Inc.	2.8
Google, Inc. (Class A)	2.6
Precision Castparts Corp.	2.5
International Business Machines Corp.	2.2
EMC Corp.	2.2
Costco Wholesale Corp.	2.1
Starbucks Corp.	2.1
American Tower Corp.	2.1

Top Sectors

% of Net Assets
Information Technology	31.3
Consumer Discretionary	22.4
Health Care	15.1
Industrials	7.6
Consumer Staples	6.7
Financials	5.4
Cash & Equivalents	4.8
Energy	4.1
Materials	2.0
Telecommunications	0.6

MSF-3

Metropolitan Series Fund

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.58%	$1,000.00	$1,112.40	$3.05
	Hypothetical*	0.58%	$1,000.00	$1,021.94	$2.92

Class B(a)	Actual	0.83%	$1,000.00	$1,111.80	$4.36
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.17

Class E(a)	Actual	0.73%	$1,000.00	$1,112.20	$3.83
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-4

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—95.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.3%
Precision Castparts Corp.	337,031	$55,438,229
The Boeing Co.	437,292	32,490,796
United Technologies Corp.	415,443	31,378,410

		119,307,435

Auto Components—1.0%
BorgWarner, Inc. (a) (b)	339,106	22,241,962

Automobiles—1.2%
Harley-Davidson, Inc. (a)	580,983	26,568,353

Biotechnology—3.7%
Alexion Pharmaceuticals, Inc. (a) (b)	301,448	29,933,787
Biogen Idec, Inc. (b)	128,150	18,502,297
Vertex Pharmaceuticals, Inc. (b)	621,297	34,742,928

		83,179,012

Capital Markets—2.1%
Morgan Stanley	1,336,733	19,502,934
The Goldman Sachs Group, Inc.	280,202	26,860,164

		46,363,098

Chemicals—2.0%
Monsanto Co.	545,661	45,169,818

Communications Equipment—0.9%
QUALCOMM, Inc.	374,126	20,831,336

Computers & Peripherals—9.4%
Apple, Inc. (b)	254,558	148,661,872
EMC Corp. (b)	1,906,833	48,872,130
NetApp, Inc. (b)	446,118	14,195,474

		211,729,476

Consumer Finance—1.3%
American Express Co.	503,819	29,327,304

Electrical Equipment—0.6%
Roper Industries, Inc.	145,365	14,330,082

Energy Equipment & Services—1.3%
National Oilwell Varco, Inc.	440,924	28,413,142

Food & Staples Retailing—4.0%
Costco Wholesale Corp.	501,623	47,654,185
Whole Foods Market, Inc.	449,595	42,855,395

		90,509,580

Food Products—1.2%
Mead Johnson Nutrition Co.	321,401	25,875,994

Health Care Providers & Services—3.4%
Express Scripts Holding Co. (b)	731,538	40,841,766
UnitedHealth Group, Inc.	623,118	36,452,403

		77,294,169

Hotels, Restaurants & Leisure—5.7%
Chipotle Mexican Grill, Inc. (b)	91,558	$34,787,462
Dunkin’ Brands Group, Inc.	626,247	21,505,322
Panera Bread Co. (b)	33,931	4,731,339
Starbucks Corp.	880,242	46,934,503
Yum! Brands, Inc.	324,780	20,922,328

		128,880,954

Internet & Catalog Retail—4.4%
Amazon.com, Inc. (b)	280,420	64,033,907
priceline.com, Inc. (b)	51,452	34,190,883

		98,224,790

Internet Software & Services—7.6%
Baidu, Inc. (ADR) (b)	292,111	33,586,923
Facebook, Inc. (a) (b)	490,130	15,252,845
Google, Inc. (Class A) (b)	100,498	58,295,875
LinkedIn Corp. (b)	296,989	31,561,021
Rackspace Hosting, Inc. (a) (b)	298,238	13,104,578
Tencent Holdings, Ltd. (HKD) (a)	612,940	18,100,429
Youku.com, Inc. (ADR) (a) (b)	91,745	1,989,032

		171,890,703

IT Services—6.5%
International Business Machines Corp.	255,989	50,066,329
MasterCard, Inc.	144,304	62,066,594
Teradata Corp. (b)	89,926	6,475,571
Visa, Inc. (Class A)	216,910	26,816,583

		145,425,077

Life Sciences Tools & Services—1.6%
Agilent Technologies, Inc.	935,224	36,698,190

Media—1.3%
The Walt Disney Co.	623,542	30,241,787

Oil, Gas & Consumable Fuels—2.8%
Concho Resources, Inc. (b)	355,466	30,257,266
Occidental Petroleum Corp.	392,021	33,623,641

		63,880,907

Personal Products—1.5%
The Estee Lauder Cos., Inc.	617,850	33,438,042

Pharmaceuticals—6.3%
Allergan, Inc.	368,257	34,089,550
Bristol-Myers Squibb Co.	706,600	25,402,270
Novo Nordisk A/S (ADR)	304,454	44,249,344
Perrigo Co.	6,108	717,562
Shire plc (ADR)	436,843	37,738,867

		142,197,593

Real Estate Investment Trusts—2.1%
American Tower Corp.	661,359	46,235,608

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—1.6%
Union Pacific Corp.	310,660	$37,064,845

Semiconductors & Semiconductor Equipment—1.5%
ARM Holdings plc (ADR) (a)	441,453	10,502,167
Avago Technologies, Ltd.	615,440	22,094,296

		32,596,463

Software—5.5%
Intuit, Inc.	309,627	18,376,362
Red Hat, Inc. (b)	611,074	34,513,460
Salesforce.com, Inc. (a) (b)	248,654	34,378,902
Splunk, Inc. (a) (b)	15,500	435,550
VMware, Inc. (b)	397,361	36,175,745

		123,880,019

Specialty Retail—2.2%
Inditex S.A. (EUR)	206,765	21,385,632
TJX Cos., Inc.	668,972	28,718,968

		50,104,600

Textiles, Apparel & Luxury Goods—6.6%
Burberry Group plc (ADR)	512,559	21,348,082
Coach, Inc.	448,850	26,248,748
Lululemon Athletica, Inc. (a) (b)	451,027	26,894,740
Nike, Inc.	464,552	40,778,375
Ralph Lauren Corp.	237,946	33,326,717

		148,596,662

Wireless Telecommunication Services—0.6%
Crown Castle International Corp. (b)	233,566	13,700,982

Total Common Stock (Identified Cost $1,757,342,395)		2,144,197,983

Short Term Investments—9.6%
Security Description	Shares/Par Amount	Value*

Mutual Funds—6.0%
State Street Navigator Securities Lending Prime Portfolio (c)	135,290,699	$135,290,699

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $81,083,068 on 07/02/12, collateralized by $82,605,000 Federal National Mortgage Association 0.075% due 04/10/15 with a value of $82,708,256	$81,083,000	81,083,000

Total Short Term Investments (Identified Cost $216,373,699)		216,373,699

Total Investments—104.8% (Identified Cost $1,973,716,094) (d)		2,360,571,682
Liabilities in excess of other assets		(108,296,189)

Net Assets—100.0%		$2,252,275,493

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $135,590,440 and the collateral received consisted of cash in the amount of $135,290,699. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,973,716,094. The aggregate unrealized appreciation and depreciation of investments was $430,119,238 and $(43,263,650), respectively, resulting in net unrealized appreciation of $386,855,588 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$119,307,435	$—	$—	$119,307,435
Auto Components	22,241,962	—	—	22,241,962
Automobiles	26,568,353	—	—	26,568,353
Biotechnology	83,179,012	—	—	83,179,012
Capital Markets	46,363,098	—	—	46,363,098
Chemicals	45,169,818	—	—	45,169,818
Communications Equipment	20,831,336	—	—	20,831,336
Computers & Peripherals	211,729,476	—	—	211,729,476
Consumer Finance	29,327,304	—	—	29,327,304
Electrical Equipment	14,330,082	—	—	14,330,082
Energy Equipment & Services	28,413,142	—	—	28,413,142
Food & Staples Retailing	90,509,580	—	—	90,509,580
Food Products	25,875,994	—	—	25,875,994
Health Care Providers & Services	77,294,169	—	—	77,294,169
Hotels, Restaurants & Leisure	128,880,954	—	—	128,880,954
Internet & Catalog Retail	98,224,790	—	—	98,224,790
Internet Software & Services	153,790,274	18,100,429	—	171,890,703
IT Services	145,425,077	—	—	145,425,077
Life Sciences Tools & Services	36,698,190	—	—	36,698,190
Media	30,241,787	—	—	30,241,787
Oil, Gas & Consumable Fuels	63,880,907	—	—	63,880,907
Personal Products	33,438,042	—	—	33,438,042
Pharmaceuticals	142,197,593	—	—	142,197,593
Real Estate Investment Trusts	46,235,608	—	—	46,235,608
Road & Rail	37,064,845	—	—	37,064,845
Semiconductors & Semiconductor Equipment	32,596,463	—	—	32,596,463
Software	123,880,019	—	—	123,880,019
Specialty Retail	28,718,968	21,385,632	—	50,104,600
Textiles, Apparel & Luxury Goods	148,596,662	—	—	148,596,662
Wireless Telecommunication Services	13,700,982	—	—	13,700,982
Total Common Stock	2,104,711,922	39,486,061	—	2,144,197,983
Short Term Investments
Mutual Funds	135,290,699	—	—	135,290,699
Repurchase Agreement	—	81,083,000	—	81,083,000
Total Short Term Investments	135,290,699	81,083,000	—	216,373,699
Total Investments	$2,240,002,621	$120,569,061	$—	$2,360,571,682

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$2,360,571,682
Cash		580
Receivable for:
Securities sold		34,924,791
Fund shares sold		527,803
Interest and dividends		1,223,192
Foreign taxes		285,464

Total Assets		2,397,533,512
Liabilities
Payable for:
Securities purchased	$7,866,049
Fund shares redeemed	662,022
Collateral for securities loaned	135,290,699
Accrued expenses:
Management fees	977,926
Distribution and service fees	168,300
Deferred trustees’ fees	60,980
Other expenses	232,043

Total Liabilities		145,258,019

Net Assets		$2,252,275,493

Net assets consists of:
Paid in surplus		$1,819,668,489
Undistributed net investment income		2,113,639
Accumulated net realized gains		43,618,225
Unrealized appreciation on investments and foreign currency transactions		386,875,140

Net Assets		$2,252,275,493

Net Assets
Class A		$1,411,926,827
Class B		828,322,589
Class E		12,026,077
Capital Shares Outstanding (c)
Class A		125,261,483
Class B		74,137,001
Class E		1,070,773
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.27
Class B		11.17
Class E		11.23

(a)	Identified cost of investments was $1,973,716,094.
(b)	Includes securities on loan with a value of $135,590,440.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$7,825,683
Interest (b)		227,940

		8,053,623
Expenses
Management fees	$5,568,722
Distribution and service fees—Class B	748,217
Distribution and service fees—Class E	8,007
Trustees’ fees and expenses	24,925
Custodian and accounting	75,461
Audit and tax services	15,808
Legal	10,519
Shareholder reporting	124,747
Insurance	10,193
Miscellaneous	17,112

Total expenses	6,603,711
Less broker commission recapture	(55,941)
Less management fee waivers	(620,872)	5,926,898

Net Investment Income		2,126,725

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	44,832,436
Foreign currency transactions	(59,090)	44,773,346

Net change in unrealized appreciation on:
Investments	67,127,956
Foreign currency transactions	19,731	67,147,687

Net realized and unrealized gain		111,921,033

Net Increase in Net Assets From Operations		$114,047,758

(a)	Net of foreign taxes of $209,835.
(b)	Includes net income on securities loaned of $227,216.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Jennison Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,126,725	$3,153,314
Net realized gain	44,773,346	342,685,233
Net change in unrealized appreciation (depreciation)	67,147,687	(274,456,088)

Increase in net assets from operations	114,047,758	71,382,459

From Distributions to Shareholders
Net investment income
Class A	(2,536,299)	(5,304,064)
Class B	(73,928)	(247,817)
Class E	(10,456)	(13,913)

	(2,620,683)	(5,565,794)

Net realized capital gain
Class A	(178,693,809)	0
Class B	(85,941,554)	0
Class E	(1,736,367)	0

	(266,371,730)	0

Total distributions	(268,992,413)	(5,565,794)

Increase (decrease) in net assets from capital share transactions	971,288,420	(917,945,122)

Total increase (decrease) in net assets	816,343,765	(852,128,457)

Net Assets
Beginning of the period	1,435,931,728	2,288,060,185

End of the period	$2,252,275,493	$1,435,931,728

Undistributed Net Investment Income
End of the period	$2,113,639	$2,607,597

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	6,295,880	$76,416,920	7,415,673	$91,994,633
Shares issued through acquisition	30,745,873	371,717,609	0	0
Reinvestments	15,242,229	181,230,108	414,380	5,304,064
Redemptions	(9,187,494)	(120,718,021)	(78,658,079)	(1,017,982,207)

Net increase (decrease)	43,096,488	$508,646,616	(70,828,026)	$(920,683,510)

Class B
Sales	7,626,999	$92,846,019	8,172,689	$100,290,943
Shares issued through acquisition	27,950,699	335,128,887	0	0
Reinvestments	7,295,630	86,015,482	19,498	247,817
Redemptions	(4,457,740)	(55,327,825)	(7,850,625)	(96,457,870)

Net increase	38,415,588	$458,662,563	341,562	$4,080,890

Class E
Sales	112,112	$1,400,799	134,745	$1,661,543
Shares issued through acquisition	421,431	5,078,240	0	0
Reinvestments	147,411	1,746,823	1,090	13,913
Redemptions	(348,183)	(4,246,621)	(243,573)	(3,017,958)

Net increase (decrease)	332,771	$3,979,241	(107,738)	$(1,342,502)

Increase (decrease) derived from capital share transactions		$971,288,420		$(917,945,122)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.14		$12.11	$10.91	$7.81	$13.62	$12.71

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.03	0.04	0.04	0.05	0.06
Net realized and unrealized gain (loss) on investments	1.47		0.03	1.23	3.08	(4.61)	1.39

Total from investment operations	1.49		0.06	1.27	3.12	(4.56)	1.45

Less Distributions
Distributions from net investment income	(0.03)		(0.03)	(0.07)	(0.02)	(0.28)	(0.06)
Distributions from net realized capital gains	(2.33)		0.00	0.00	0.00	(0.97)	(0.48)

Total distributions	(2.36)		(0.03)	(0.07)	(0.02)	(1.25)	(0.54)

Net Asset Value, End of Period	$11.27		$12.14	$12.11	$10.91	$7.81	$13.62

Total Return (%) (g)	11.24	(b)	0.51	11.63	39.99	(36.43)	11.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(c)	0.64	0.64	0.66	0.67	0.67
Net ratio of expenses to average net assets (%) (d)	0.58	(c)	0.57	0.59	0.64	N/A	N/A
Ratio of net investment income to average net assets (%)	0.32	(c)	0.22	0.35	0.44	0.47	0.44
Portfolio turnover rate (%)	42	(c)	47	66	58	78	71
Net assets, end of period (in millions)	$1,411.93		$997.15	$1,852.81	$1,621.03	$673.25	$1,016.21

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.03		$12.01	$10.83	$7.76	$13.53	$12.63

Income (Loss) from Investment Operations
Net investment income (a)	0.00	(e)	0.00 (e)	0.01	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.47		0.03	1.21	3.05	(4.57)	1.39

Total from investment operations	1.47		0.03	1.22	3.07	(4.55)	1.41

Less Distributions
Distributions from net investment income	(0.00	)(f)	(0.01)	(0.04)	0.00	(0.25)	(0.03)
Distributions from net realized capital gains	(2.33)		0.00	0.00	0.00	(0.97)	(0.48)

Total distributions	(2.33)		(0.01)	(0.04)	0.00	(1.22)	(0.51)

Net Asset Value, End of Period	$11.17		$12.03	$12.01	$10.83	$7.76	$13.53

Total Return (%) (g)	11.18	(b)	0.22	11.31	39.56	(36.54)	11.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(c)	0.89	0.89	0.91	0.92	0.92
Net ratio of expenses to average net assets (%) (d)	0.83	(c)	0.82	0.84	0.89	N/A	N/A
Ratio of net investment income to average net assets (%)	0.08	(c)	0.02	0.10	0.20	0.22	0.18
Portfolio turnover rate (%)	42	(c)	47	66	58	78	71
Net assets, end of period (in millions)	$828.32		$429.86	$425.04	$351.54	$224.10	$293.81

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Jennison Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$12.09		$12.07	$10.88	$7.78		$13.58	$12.67

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.01	0.02	0.03		0.03	0.04
Net realized and unrealized gain (loss) on investments	1.47		0.03	1.22	3.07		(4.60)	1.39

Total from investment operations	1.48		0.04	1.24	3.10		(4.57)	1.43

Less Distributions
Distributions from net investment income	(0.01)		(0.02)	(0.05)	(0.00	)(f)	(0.26)	(0.04)
Distributions from net realized capital gains	(2.33)		0.00	0.00	0.00		(0.97)	(0.48)

Total distributions	(2.34)		(0.02)	(0.05)	(0.00)		(1.23)	(0.52)

Net Asset Value, End of Period	$11.23		$12.09	$12.07	$10.88		$7.78	$13.58

Total Return (%) (g)	11.22	(b)	0.31	11.44	39.88		(36.57)	11.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(c)	0.79	0.79	0.81		0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.73	(c)	0.72	0.74	0.79		N/A	N/A
Ratio of net investment income to average net assets (%)	0.16	(c)	0.12	0.21	0.30		0.31	0.28
Portfolio turnover rate (%)	42	(c)	47	66	58		78	71
Net assets, end of period (in millions)	$12.03		$8.92	$10.21	$9.51		$6.35	$12.31

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Net investment income for the period was less than $0.01.
(f)	Distributions from net investment income were less than $0.01.
(g)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain

MSF-13

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$5,568,722	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-14

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $200 million
0.050%	Over $300 million and less than $1 billion
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

An identical expense agreement was in place for the period January 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$382,758,968	$0	$477,465,655

During the six months ended June 30, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $7,752,278. The Portfolio also engaged in security transactions with other accounts managed by Jennison Associates LLC that amounted to $5,401,109 in purchases of investments which is included above.

With respect to the Portfolio’s merger with Met Investors Series Trust Oppenheimer Capital Appreciation Portfolio (see Note 6) on April 27, 2012, the Portfolio acquired equity securities with a cost of $608,918,807 that are not included in the above non-U.S. Government purchases value.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or

MSF-15

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, and Class E net assets of $1,149,299,079, $534,466,997, and $10,788,869 respectively, acquired all of the assets and liabilities of Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust (“Oppenheimer Capital Appreciation”). The acquisition was accomplished by a tax-free exchange of 30,745,873 Class A shares of the Portfolio (valued at $371,717,609) for 54,557,702 Class A shares of Oppenheimer Capital Appreciation; 27,950,699 Class B shares of the Portfolio (valued at $335,128,887) for 49,738,988 Class B shares of Oppenheimer Capital Appreciation; and 421,431 Class E shares of the Portfolio (valued at $5,078,240) for 747,503 Class E shares of Oppenheimer Capital Appreciation. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Oppenheimer Capital Appreciation had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Oppenheimer Capital Appreciation’s net assets on April 27, 2012, were $371,717,609, $335,128,887, and $5,078,240 for Class A, Class B, and Class E shares respectively, including investments valued at $711,572,341 with a cost basis of $616,828,807. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Oppenheimer Capital Appreciation were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(130,875,591) in capital loss carry forwards from Oppenheimer Capital Appreciation.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,406,479,681, which included $94,776,584 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the period ended June 30, 2012 are as follows:

(Unaudited)
Net investment income	$3,555,125	(a)
Net realized and unrealized gain on investments	194,707,536	(b)

Net increase in net assets from operations	$198,262,661

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Capital Appreciation that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$2,126,725 as reported plus $1,422,593 Oppenheimer Capital Appreciation pre-merger, minus $13,146 in higher advisory fees, plus $18,953 of pro-forma eliminated other expenses.

(b)	$386,875,140 unrealized appreciation, as reported June 30, 2012, minus $323,897,070 pro-forma December 31, 2011 unrealized appreciation, plus $44,773,346 net realized gain as reported, plus $86,956,124 in net realized gain from Oppenheimer Capital Appreciation pre-merger.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$5,565,794	$11,304,932	$—	$—	$—	$—	$5,565,794	$11,304,932

MSF-16

Metropolitan Series Fund

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$2,633,997	$265,870,318	$224,297,160	$—	$—	$492,801,475

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the Met Investors Series Trust Oppenheimer Capital Appreciation Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization providing for the sale of the assets of the Oppenheimer Capital Appreciation Portfolio (the “Oppenheimer Portfolio”) to, and the assumption of the liabilities of the Oppenheimer Portfolio by, the Jennison Growth Portfolio (the “Jennison Portfolio”), a series of Metropolitan Series Fund, Inc., in exchange for share of the Jennison Portfolio and the distribution of such shares to the shareholders of the Oppenheimer Portfolio in complete liquidation of the Oppenheimer Portfolio.	96,107,812.001	4,338,344.044	6,691,020.249	107,137,176.294

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 6.74%, 6.61%, and 6.66%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 8.53% over the same period.

MARKET ENVIRONMENT/CONDITIONS

While the first quarter of 2012 marked one of the best first quarters of all time for small cap stocks, during the second quarter the market was uneven and turned decidedly lower. While the month of April was a period of consolidation for the market, stocks turned lower during May. The catalyst for the downturn was deterioration in economic data points in the U.S. and renewed concerns regarding European sovereign-debt and the European banking system. Additional concerns centered upon a slowdown in the Chinese economy, and the looming political and fiscal policy challenges in the U.S. With equity valuations back in “discount” territory at the beginning of June, stocks managed to rally somewhat. While a healthy return was preserved for the six-month period, the Russell 2000 benchmark posted negative returns for the second quarter.

For the first six months in 2012, large cap stocks did better than small and mid cap securities and given a strong first quarter, growth bested value. All sectors in the Russell 2000 Index, with the exception of the Energy sector, had positive returns with Consumer Discretionary, Financials, and Health Care having the largest contribution while Energy, Utilities, and Materials lagged.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

During the first six months of 2012, the Portfolio posted positive absolute returns but underperformed the benchmark. The Portfolio benefited from stock selection in the Information Technology and Consumer Discretionary sectors. Stock selection was negative in the Financials, Industrials and Health Care sectors.

The largest individual detractors from performance were CEVA, Inc., Lufkin Industries, and FTI Consulting. CEVA, Inc. is a leading licensor of silicon intellectual property, platform solutions, and digital signal processor cores. CEVA guided lower for the year as growth in the wireless communications industry has slowed significantly. Our stop-loss triggered the sale of this position. Lufkin Industries is an oilfield equipment manufacturer. While fundamentals remain quite strong as orders are driving backlog higher and pricing is improving, Lufkin underperformed due to volatility in its earnings guidance and the decline in the price of crude. Outlook is positive as management continues to make smart acquisitions that expand the product portfolio relative to competitors. FTI Consulting is a global business advisory firm which provides consulting services including: corporate restructuring, performance improvement, litigation, and forensic accounting. Revenues for FTI decelerated significantly due to a slow down in their higher margin forensic and litigation practice. Outlook also weakened due to a slowing in the pipeline for new engagements. As a result, we sold our position in the stock.

The three top performing stocks for the period were Ariba, Inc., Lumber Liquidators, and Allot Communications (Israel). Ariba, Inc., is a leader in cloud-based supply chain software and networking. Ariba outperformed the Russell 2000 Growth Index by nearly 50% driven by the announcement of its acquisition by SAP, a global business software company providing e-business and enterprise management solutions. Lumber Liquidators is a retailer of hardwood flooring in the United States. Its performance was based on a strong quarterly earnings report, the strongest same stores sales comparisons in three years, and improved guidance. Allot Communications, a leader in network traffic monitoring technology, reported strong results and posted strong performance during the first six months of the year.

Changes to the sector weights were modest, resulting in no material change to the positioning of the Portfolio. As a result of the individual stock selection, we slightly decreased the Portfolio’s overweights in the Consumer Discretionary, Industrials, and Information Technology sectors.

In this environment where macro events can drive equity returns, investors often do not differentiate between companies with sound fundamentals and punish all companies equally. However, with volatility comes opportunity. Over the long-term, small cap stocks have outperformed the broader market. Our equity management philosophy is built around, in our view, our greatest strength: selecting promising companies through rigorous, fundamental, bottom-up analysis.

Mark Burns, CFA

John Slavik, CFA

Joe Gatz, CFA

Jeff Schwartz, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Loomis Sayles Small Cap Core Portfolio
Class A	6.74	-2.68	2.52	7.76	—
Class B	6.61	-2.92	2.26	—	9.09
Class E	6.66	-2.82	2.36	7.60	—
Russell 2000 Index	8.53	-2.08	0.54	7.00	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, and Class E shares are 5/2/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
RBC Bearings, Inc.	1.0
Signature Bank	1.0
Stifel Financial Corp.	0.9
Sally Beauty Holdings, Inc.	0.9
Hanger Orthopedic Group, Inc.	0.8
Wright Express Corp.	0.8
Genesee & Wyoming, Inc.	0.8
Lufkin Industries, Inc.	0.8
DealerTrack Holdings, Inc.	0.7
Oceaneering International, Inc.	0.7

Top Sectors

% of Net Assets
Financials	20.8
Industrials	18.3
Information Technology	18.3
Consumer Discretionary	14.8
Health Care	11.8
Energy	5.1
Materials	3.3
Consumer Staples	2.5
Utilities	2.5
Cash & Equivalents	2.5

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.88%	$1,000.00	$1,067.40	$4.52
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.42

Class B(a)	Actual	1.13%	$1,000.00	$1,066.10	$5.80
	Hypothetical*	1.13%	$1,000.00	$1,019.17	$5.67

Class E(a)	Actual	1.03%	$1,000.00	$1,066.60	$5.29
	Hypothetical*	1.03%	$1,000.00	$1,019.67	$5.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—97.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
Hexcel Corp. (a) (b)	73,414	$1,893,348
Triumph Group, Inc. (a)	30,562	1,719,724

		3,613,072

Air Freight & Logistics—0.3%
HUB Group, Inc. (a) (b)	35,346	1,279,525

Auto Components—1.0%
Amerigon, Inc. (a) (b)	116,110	1,334,104
Dana Holding Corp. (a) (b)	130,227	1,668,208
Tenneco, Inc. (a) (b)	42,211	1,132,099

		4,134,411

Biotechnology—2.5%
Aegerion Pharmaceuticals, Inc. (a) (b)	59,218	878,795
Alkermes plc (a) (b)	102,792	1,744,380
Cepheid, Inc. (a) (b)	41,737	1,867,731
Cubist Pharmaceuticals, Inc. (a) (b)	39,687	1,504,534
Exact Sciences Corp. (a) (b)	117,659	1,261,304
Genomic Health, Inc. (a) (b)	25,147	839,910
Neurocrine Biosciences, Inc. (a) (b)	135,936	1,075,254
Seattle Genetics, Inc. (a) (b)	33,807	858,360

		10,030,268

Building Products—0.9%
Armstrong World Industries, Inc. (a) (b)	33,748	1,659,051
Griffon Corp. (a) (b)	87,810	753,410
NCI Building Systems, Inc. (a) (b)	108,601	1,176,149

		3,588,610

Capital Markets—2.7%
Ares Capital Corp. (a)	127,615	2,036,736
Evercore Partners, Inc. (a)	67,188	1,571,527
Fifth Street Finance Corp. (a)	184,048	1,836,799
Financial Engines, Inc. (a) (b)	89,345	1,916,450
Stifel Financial Corp. (a) (b)	115,959	3,583,133

		10,944,645

Chemicals—1.8%
Flotek Industries, Inc. (a) (b)	157,040	1,466,754
Koppers Holdings, Inc. (a)	27,209	925,106
Minerals Technologies, Inc. (a)	23,670	1,509,672
Olin Corp. (a)	68,201	1,424,719
W.R. Grace & Co. (b)	20,679	1,043,255
Zep, Inc. (a)	52,449	720,125

		7,089,631

Commercial Banks—7.2%
BancorpSouth, Inc. (a)	141,944	2,061,027
Boston Private Financial Holdings, Inc.	170,266	1,520,475
Cathay General Bancorp (a)	151,143	2,495,371
City National Corp. (a)	42,911	2,084,616
CVB Financial Corp. (a)	135,149	1,574,486
First Financial Bancorp (a)	131,427	2,100,204

Commercial Banks—(Continued)
First Financial Bankshares, Inc. (a)	26,836	$927,452
Iberiabank Corp. (a)	38,629	1,948,833
Pinnacle Financial Partners, Inc. (a) (b)	59,814	1,166,971
Popular, Inc. (b)	62,964	1,045,832
Prosperity Bancshares, Inc. (a)	44,806	1,883,196
Signature Bank (b)	65,615	4,000,547
SVB Financial Group (a) (b)	28,483	1,672,522
Texas Capital Bancshares, Inc. (a) (b)	50,248	2,029,517
Wintrust Financial Corp. (a)	70,706	2,510,063

		29,021,112

Commercial Services & Supplies—2.5%
ACCO Brands Corp. (b)	145,528	1,504,759
KAR Auction Services, Inc. (a) (b)	125,553	2,158,256
McGrath Rentcorp (a)	57,788	1,531,382
Rollins, Inc. (a)	106,037	2,372,048
Team, Inc. (a) (b)	31,459	980,892
Waste Connections, Inc. (a)	44,866	1,342,391

		9,889,728

Communications Equipment—1.8%
ADTRAN, Inc. (a)	39,568	1,194,558
Brocade Communications Systems, Inc. (a) (b)	199,206	982,086
Ciena Corp. (a) (b)	113,596	1,859,566
Harmonic, Inc. (a) (b)	159,089	677,719
NETGEAR, Inc. (a) (b)	53,285	1,838,865
Procera Networks, Inc. (b)	24,954	606,632

		7,159,426

Computers & Peripherals—0.2%
QLogic Corp. (a) (b)	62,071	849,752

Construction & Engineering—0.7%
MasTec, Inc. (a) (b)	72,583	1,091,648
MYR Group, Inc. (a) (b)	68,335	1,165,795
Primoris Services Corp. (a)	42,798	513,576

		2,771,019

Consumer Finance—1.1%
Cash America International, Inc. (a)	46,122	2,031,213
DFC Global Corp. (b)	132,741	2,446,417

		4,477,630

Distributors—0.7%
Core-Mark Holding Co., Inc. (a) (b)	26,618	1,281,391
Pool Corp.	33,531	1,356,664

		2,638,055

Diversified Consumer Services—0.5%
Grand Canyon Education, Inc. (b)	93,535	1,958,623

Diversified Financial Services—0.6%
MarketAxess Holdings, Inc. (a)	91,532	2,438,412

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electric Utilities—1.5%
Allete, Inc. (a)	53,122	$2,220,500
ITC Holdings Corp. (a)	20,112	1,385,918
UIL Holdings Corp. (a)	64,933	2,328,497

		5,934,915

Electrical Equipment—2.3%
AZZ, Inc. (a)	36,264	2,221,533
Belden, Inc. (a)	18,718	624,245
EnerSys (a) (b)	46,615	1,634,788
General Cable Corp. (a) (b)	51,415	1,333,705
Global Power Equipment Group, Inc. (a) (b)	35,735	780,453
II-VI, Inc. (a) (b)	87,021	1,450,640
Thermon Group Holdings, Inc. (b)	46,820	969,642

		9,015,006

Electronic Equipment, Instruments & Components—3.1%
Cognex Corp.	34,157	1,081,069
FARO Technologies, Inc. (b)	17,241	725,501
GSI Group, Inc. (a) (b)	84,911	973,080
IPG Photonics Corp. (a) (b)	31,894	1,390,260
Littelfuse, Inc. (a) (b)	37,600	2,139,064
Measurement Specialties, Inc. (a) (b)	42,426	1,379,269
Methode Electronics, Inc. (a)	81,563	694,101
Rogers Corp. (a) (b)	30,024	1,189,251
Scansource, Inc. (b)	55,944	1,714,124
Vishay Intertechnology, Inc. (a) (b)	100,677	949,384

		12,235,103

Energy Equipment & Services—2.5%
Dril-Quip, Inc. (a) (b)	24,625	1,615,154
Forum Energy Technologies, Inc. (a) (b)	59,241	1,166,455
Helix Energy Solutions Group, Inc. (b)	68,394	1,122,345
Lufkin Industries, Inc.	55,924	3,037,792
Oceaneering International, Inc.	60,724	2,906,251

		9,847,997

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc. (a)	15,463	912,162
Spartan Stores, Inc. (a)	85,904	1,557,440
The Fresh Market, Inc. (b)	31,345	1,681,032

		4,150,634

Food Products—1.5%
Darling International, Inc. (b)	109,738	1,809,580
Ingredion, Inc.	35,581	1,761,971
J&J Snack Foods Corp. (a)	38,615	2,282,146

		5,853,697

Gas Utilities—0.5%
UGI Corp. (a)	69,165	2,035,526

Health Care Equipment & Supplies—4.5%
Abaxis, Inc. (a) (b)	59,611	2,205,607
ABIOMED, Inc. (a) (b)	46,836	1,068,797

Health Care Equipment & Supplies—(Continued)
Align Technology, Inc. (a) (b)	59,400	$1,987,524
Conceptus, Inc. (a) (b)	56,699	1,123,774
Cyberonics, Inc. (a) (b)	37,630	1,691,092
Endologix, Inc. (a) (b)	75,577	1,166,909
Insulet Corp. (a) (b)	70,548	1,507,611
NxStage Medical, Inc. (a) (b)	77,129	1,292,682
SurModics, Inc. (a) (b)	36,840	637,332
Teleflex, Inc. (a)	26,766	1,630,317
Tornier NV (b)	85,304	1,912,516
Volcano Corp. (a) (b)	59,649	1,708,944

		17,933,105

Health Care Providers & Services—2.8%
Bio-Reference Labs, Inc. (a) (b)	26,570	698,260
Catalyst Health Solutions, Inc. (b)	17,312	1,617,633
Hanger Orthopedic Group, Inc. (a) (b)	127,912	3,279,664
Mednax, Inc. (a) (b)	28,221	1,934,267
Team Health Holdings, Inc. (a) (b)	68,899	1,659,777
WellCare Health Plans, Inc. (b)	38,071	2,017,763

		11,207,364

Hotels, Restaurants & Leisure—4.7%
Bravo Brio Restaurant Group, Inc. (a) (b)	81,650	1,455,820
Churchill Downs, Inc. (a)	26,178	1,539,005
Cracker Barrel Old Country Store, Inc. (a)	29,124	1,828,987
Life Time Fitness, Inc. (a) (b)	45,471	2,114,856
Marriott Vacations Worldwide Corp. (a) (b)	60,781	1,882,995
Panera Bread Co. (b)	7,871	1,097,532
Peet’s Coffee & Tea, Inc. (a) (b)	18,074	1,085,163
Shuffle Master, Inc. (b)	123,001	1,697,414
Six Flags Entertainment Corp. (a)	27,367	1,482,744
Texas Roadhouse, Inc. (a)	101,109	1,863,439
Vail Resorts, Inc.	26,340	1,319,107
Wyndham Worldwide Corp.	30,644	1,616,165

		18,983,227

Household Durables—0.8%
Jarden Corp. (b)	56,910	2,391,358
La-Z-Boy, Inc. (a) (b)	79,287	974,437

		3,365,795

Industrial Conglomerates—0.5%
Raven Industries, Inc. (a)	29,125	2,026,809

Insurance—2.5%
Amtrust Financial Services, Inc. (a)	39,055	1,160,324
Employers Holdings, Inc. (a)	107,047	1,931,128
HCC Insurance Holdings, Inc. (a)	78,881	2,476,863
ProAssurance Corp. (b)	26,176	2,332,020
Reinsurance Group of America, Inc.	37,022	1,969,941

		9,870,276

Internet & Catalog Retail—0.3%
HSN, Inc.	31,219	1,259,687

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—3.0%
Angie’s List, Inc. (a) (b)	93,654	$1,483,479
Brightcove, Inc. (b)	60,364	920,551
Cornerstone OnDemand, Inc. (a) (b)	53,135	1,265,144
CoStar Group, Inc. (a) (b)	27,839	2,260,527
DealerTrack Holdings, Inc. (a) (b)	97,190	2,926,391
IAC/InterActiveCorp. (b)	23,759	1,083,411
Liquidity Services, Inc. (b)	25,467	1,303,656
Perficient, Inc. (b)	82,704	928,766

		12,171,925

IT Services—2.6%
Convergys Corp. (a) (b)	151,355	2,235,513
Euronet Worldwide, Inc. (a) (b)	72,791	1,246,182
Heartland Payment Systems, Inc.	28,237	849,369
InterXion Holding NV (b)	93,202	1,687,888
ServiceSource International, Inc. (a) (b)	94,976	1,315,418
Wright Express Corp. (a) (b)	51,930	3,205,120

		10,539,490

Life Sciences Tools & Services—0.4%
Luminex Corp. (a) (b)	72,580	1,777,484

Machinery—4.7%
Actuant Corp. (a)	41,799	1,135,261
Alamo Group, Inc. (a)	35,349	1,108,898
Albany International Corp. (a)	73,200	1,369,572
Altra Holdings, Inc. (a) (b)	108,032	1,704,745
Chart Industries, Inc. (b)	34,828	2,394,773
John Bean Technologies Corp. (a)	45,206	613,445
Middleby Corp. (b)	24,895	2,479,791
RBC Bearings, Inc. (a) (b)	88,362	4,179,523
Robbins & Myers, Inc.	45,573	1,905,863
Wabtec Corp.	27,305	2,130,063

		19,021,934

Marine—0.3%
Kirby Corp. (a) (b)	29,200	1,374,736

Media—1.4%
Arbitron, Inc.	43,069	1,507,415
John Wiley & Sons, Inc. (a)	47,043	2,304,636
Liberty Capital Group (Class A) (b)	10,131	890,616
Live Nation Entertainment, Inc. (a) (b)	107,876	990,302

		5,692,969

Metals & Mining—1.5%
Haynes International, Inc. (a)	24,355	1,240,644
Horsehead Holding Corp. (a) (b)	137,342	1,367,926
Reliance Steel & Aluminum Co. (a)	37,736	1,905,668
SunCoke Energy, Inc. (a) (b)	108,894	1,595,297

		6,109,535

Multi-Utilities—0.2%
NorthWestern Corp.	23,426	859,734

Multiline Retail—0.4%
Fred’s, Inc. (a)	99,322	$1,518,633

Oil, Gas & Consumable Fuels—2.7%
Approach Resources, Inc. (a) (b)	47,728	1,218,973
Berry Petroleum Co. (a)	26,687	1,058,407
Cloud Peak Energy, Inc. (a) (b)	57,597	973,965
Energy Partners, Ltd. (a) (b)	120,758	2,040,810
Halcon Resources Corp. (a) (b)	138,485	1,307,298
Midstates Petroleum Co., Inc. (b)	6,994	67,912
Oasis Petroleum, Inc. (a) (b)	49,767	1,203,366
Rosetta Resources, Inc. (a) (b)	35,464	1,299,401
World Fuel Services Corp. (a)	40,291	1,532,267

		10,702,399

Pharmaceuticals—1.6%
Impax Laboratories, Inc. (b)	69,577	1,410,326
Medicis Pharmaceutical Corp. (a)	39,159	1,337,280
Optimer Pharmaceuticals, Inc. (a) (b)	69,331	1,076,017
Questcor Pharmaceuticals, Inc. (a) (b)	26,728	1,422,998
Vivus, Inc. (a) (b)	39,898	1,138,689

		6,385,310

Professional Services—1.4%
Huron Consulting Group, Inc. (a) (b)	45,238	1,431,783
The Advisory Board Co. (a) (b)	40,207	1,993,865
The Corporate Executive Board Co. (a)	49,372	2,018,327

		5,443,975

Real Estate Investment Trusts—6.2%
American Campus Communities, Inc. (a)	56,585	2,545,193
BioMed Realty Trust, Inc. (a)	125,651	2,347,161
CubeSmart	189,165	2,207,556
DuPont Fabros Technology, Inc. (a)	75,620	2,159,707
Hersha Hospitality Trust (a)	393,951	2,080,061
Home Properties, Inc. (a)	29,420	1,805,211
Mid-America Apartment Communities, Inc.	32,646	2,227,763
National Retail Properties, Inc.	68,839	1,947,455
Omega Healthcare Investors, Inc. (a)	103,589	2,330,753
Potlatch Corp. (a)	43,620	1,393,223
Sovran Self Storage, Inc.	43,715	2,189,684
UDR, Inc.	66,904	1,728,800

		24,962,567

Road & Rail—2.0%
Avis Budget Group, Inc. (a) (b)	94,678	1,439,105
Genesee & Wyoming, Inc. (a) (b)	59,927	3,166,543
Old Dominion Freight Line, Inc. (b)	51,785	2,241,773
Werner Enterprises, Inc. (a)	49,843	1,190,749

		8,038,170

Semiconductors & Semiconductor Equipment—3.5%
Cavium, Inc. (a) (b)	52,078	1,458,184
Cymer, Inc. (a) (b)	36,649	2,160,459
EZchip Semiconductor, Ltd. (a) (b)	38,542	1,543,222
Hittite Microwave Corp. (a) (b)	30,774	1,573,167

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Lattice Semiconductor Corp. (a) (b)	154,827	$583,698
Semtech Corp. (a) (b)	67,601	1,644,056
Silicon Laboratories, Inc. (a) (b)	42,207	1,599,645
Skyworks Solutions, Inc. (a) (b)	13,403	366,840
Teradyne, Inc. (a) (b)	131,939	1,855,062
Volterra Semiconductor Corp. (a) (b)	47,934	1,124,052

		13,908,385

Software—4.7%
Allot Communications, Ltd. (a) (b)	75,983	2,116,886
Ariba, Inc. (b)	45,891	2,054,081
CommVault Systems, Inc. (b)	30,617	1,517,685
Ellie Mae, Inc. (b)	40,300	725,400
Guidewire Software, Inc. (a) (b)	55,861	1,570,811
Imperva, Inc. (a) (b)	38,366	1,105,708
Monotype Imaging Holdings, Inc. (a) (b)	78,033	1,308,614
QLIK Technologies, Inc. (a) (b)	62,653	1,385,884
Sourcefire, Inc. (a) (b)	38,901	1,999,512
SS&C Technologies Holdings, Inc. (a) (b)	93,505	2,337,625
Ultimate Software Group, Inc. (a) (b)	28,464	2,536,712

		18,658,918

Specialty Retail—4.5%
Asbury Automotive Group, Inc. (a) (b)	76,383	1,809,513
Francesca’s Holdings Corp. (a) (b)	43,647	1,178,906
Genesco, Inc. (b)	31,798	1,912,650
Hibbett Sports, Inc. (a) (b)	24,833	1,433,112
HOT Topic, Inc. (a)	231,883	2,246,946
JOS A. Bank Clothiers, Inc. (a) (b)	25,976	1,102,941
Lumber Liquidators Holdings, Inc. (a) (b)	48,481	1,638,173
Rent-A-Center, Inc. (a)	42,423	1,431,352
Sally Beauty Holdings, Inc. (b)	133,947	3,447,796
Vitamin Shoppe, Inc. (a) (b)	32,127	1,764,736

		17,966,125

Textiles, Apparel & Luxury Goods—0.5%
Oxford Industries, Inc.	41,180	1,840,746

Thrifts & Mortgage Finance—0.4%
Capitol Federal Financial, Inc.	134,678	1,599,975

Trading Companies & Distributors—1.1%
DXP Enterprises, Inc. (b)	14,623	606,708
H&E Equipment Services, Inc. (a) (b)	60,005	901,875
Rush Enterprises, Inc. (a) (b)	82,078	1,341,975
Titan Machinery, Inc. (a) (b)	47,002	1,427,451

		4,278,009

Transportation Infrastructure—0.2%
Wesco Aircraft Holdings, Inc. (a) (b)	62,378	794,072

Water Utilities—0.3%
Middlesex Water Co. (a)	61,079	1,160,501

Total Common Stock (Identified Cost $313,485,141)		390,408,652

Warrants—0.0%
Security Description	Shares/Par Amount	Value*

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a) (b)	16,409	$0

Total Warrants (Identified Cost $0)		0

Short Term Investments—30.4%

Mutual Funds—27.3%
State Street Navigator Securities Lending Prime Portfolio (c)	109,446,918	109,446,918

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $12,425,010 on 07/02/12, collateralized by $11,995,000 U.S. Treasury Note 2.250% due 01/31/15 with a value of $12,675,045	$12,425,000	12,425,000

Total Short Term Investments (Identified Cost $121,871,918)		121,871,918

Total Investments—127.9% (Identified Cost $435,357,059) (d)		512,280,570
Liabilities in excess of other assets		(111,608,052)

Net Assets—100.0%		$400,672,518

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $110,567,840 and the collateral received consisted of cash in the amount of $109,446,918 and non-cash collateral with a value of $621,463. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $435,359,546. The aggregate unrealized appreciation and depreciation of investments was $85,839,234 and $(8,918,210), respectively, resulting in net unrealized appreciation of $76,921,024 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$390,408,652	$—	$—	$390,408,652
Total Warrants*	—	—	—	—
Short Term Investments
Mutual Funds	109,446,918	—	—	109,446,918
Repurchase Agreement	—	12,425,000	—	12,425,000
Total Short Term Investments	109,446,918	12,425,000	—	121,871,918
Total Investments	$499,855,570	$12,425,000	$—	$512,280,570

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$512,280,570
Cash		278
Receivable for:
Securities sold		2,439,221
Fund shares sold		50,747
Interest and dividends		272,092

Total Assets		515,042,908
Liabilities
Payable for:
Securities purchased	$4,325,534
Fund shares redeemed	182,128
Collateral for securities loaned	109,446,918
Accrued expenses:
Management fees	263,088
Distribution and service fees	33,050
Deferred trustees’ fees	37,974
Other expenses	81,698

Total Liabilities		114,370,390

Net Assets		$400,672,518

Net assets consists of:
Paid in surplus		$302,729,141
Undistributed net investment income		575,293
Accumulated net realized gains		20,444,573
Unrealized appreciation on investments		76,923,511

Net Assets		$400,672,518

Net Assets
Class A		$220,900,838
Class B		146,658,267
Class E		33,113,413
Capital Shares Outstanding (c)
Class A		946,850
Class B		644,513
Class E		144,090
Net Asset Value, Offering and Redemption Price Per Share
Class A		$233.30
Class B		227.55
Class E		229.81

(a)	Identified cost of investments was $435,357,059.
(b)	Includes securities on loan with a value of $110,567,840.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$2,164,404
Interest (b)		452,514

		2,616,918
Expenses
Management fees	$1,788,263
Distribution and service fees—Class B	186,404
Distribution and service fees—Class E	25,808
Trustees’ fees and expenses	25,097
Custodian and accounting	27,309
Audit and tax services	15,695
Legal	4,305
Shareholder reporting	50,995
Insurance	2,604
Miscellaneous	7,108

Total expenses	2,133,588
Less broker commission recapture	(9,292)
Less management fee waivers	(119,048)	2,005,248

Net Investment Income		611,670

Net Realized and Unrealized Gain
Net realized gain on:
Investments		21,212,539
Net change in unrealized appreciation on:
Investments		4,791,002

Net realized and unrealized gain		26,003,541

Net Increase in Net Assets From Operations		$26,615,211

(a)	Net of foreign taxes of $1,729.
(b)	Includes net income on securities loaned of $452,027.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$611,670	$(171,186)
Net realized gain	21,212,539	42,869,012
Net change in unrealized appreciation (depreciation)	4,791,002	(39,557,776)

Increase in net assets from operations	26,615,211	3,140,050

From Distributions to Shareholders
Net investment income
Class A	0	(267,020)

	0	(267,020)

Net realized capital gain
Class A	(5,655,967)	0
Class B	(3,818,870)	0
Class E	(866,084)	0

	(10,340,921)	0

Total distributions	(10,340,921)	(267,020)

Decrease in net assets from capital share transactions	(11,993,741)	(34,371,600)

Total increase (decrease) in net assets	4,280,549	(31,498,570)

Net Assets
Beginning of the period	396,391,969	427,890,539

End of the period	$400,672,518	$396,391,969

Undistributed Net Investment Income (Loss)
End of the period	$575,293	$(36,377)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	13,252	$3,145,557	52,988	$12,004,144
Reinvestments	23,747	5,655,967	1,092	267,020
Redemptions	(71,414)	(16,972,583)	(168,857)	(38,508,491)

Net decrease	(34,415)	$(8,171,059)	(114,777)	$(26,237,327)

Class B
Sales	31,178	$7,293,316	109,639	$24,228,616
Reinvestments	16,431	3,818,870	0	0
Redemptions	(54,598)	(12,745,085)	(107,673)	(24,038,563)

Net increase (decrease)	(6,989)	$(1,632,899)	1,966	$190,053

Class E
Sales	4,769	$1,118,544	16,390	$3,664,300
Reinvestments	3,691	866,084	0	0
Redemptions	(17,721)	(4,174,411)	(52,899)	(11,988,626)

Net decrease	(9,261)	$(2,189,783)	(36,509)	$(8,324,326)

Decrease derived from capital share transactions		$(11,993,741)		$(34,371,600)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$224.06		$222.98	$175.00	$134.79	$247.66	$249.37

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.47		0.13	0.43	0.31	0.56	(0.08)
Net realized and unrealized gain (loss) on investments	14.75		1.20	47.73	40.31	(79.58)	28.82

Total from investment operations	15.22		1.33	48.16	40.62	(79.02)	28.74

Less Distributions
Distributions from net investment income	0.00		(0.25)	(0.18)	(0.41)	0.00	(0.22)
Distributions from net realized capital gains	(5.98)		0.00	0.00	0.00	(33.85)	(30.23)

Total distributions	(5.98)		(0.25)	(0.18)	(0.41)	(33.85)	(30.45)

Net Asset Value, End of Period	$233.30		$224.06	$222.98	$175.00	$134.79	$247.66

Total Return (%) (e)	6.74	(b)	0.59	27.53	30.25	(35.89)	11.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(c)	0.96	0.96	0.99	0.96	0.95
Net ratio of expenses to average net assets (%) (d)	0.88	(c)	0.91	0.91	0.94	0.91	0.90
Ratio of net investment income (loss) to average net assets (%)	0.40	(c)	0.06	0.23	0.22	0.31	(0.03)
Portfolio turnover rate (%)	40	(c)	49	61	68	76	64
Net assets, end of period (in millions)	$220.90		$219.87	$244.39	$218.08	$192.12	$365.44

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$218.94		$218.20	$171.53	$132.03	$243.90	$246.37

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.18		(0.41)	(0.02)	(0.05)	0.12	(0.67)
Net realized and unrealized gain (loss) on investments	14.41		1.15	46.69	39.55	(78.14)	28.43

Total from investment operations	14.59		0.74	46.67	39.50	(78.02)	27.76

Less Distributions
Distributions from net realized capital gains	(5.98)		0.00	0.00	0.00	(33.85)	(30.23)

Total distributions	(5.98)		0.00	0.00	0.00	(33.85)	(30.23)

Net Asset Value, End of Period	$227.55		$218.94	$218.20	$171.53	$132.03	$243.90

Total Return (%) (e)	6.61	(b)	0.34	27.21	29.93	(36.06)	11.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.19	(c)	1.21	1.21	1.24	1.21	1.20
Net ratio of expenses to average net assets (%) (d)	1.13	(c)	1.16	1.16	1.19	1.16	1.15
Ratio of net investment income (loss) to average net assets (%)	0.15	(c)	(0.19)	(0.01)	(0.03)	0.07	(0.27)
Portfolio turnover rate (%)	40	(c)	49	61	68	76	64
Net assets, end of period (in millions)	$146.66		$142.64	$141.73	$112.17	$74.96	$108.14

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$220.96		$219.99	$172.77	$132.99	$245.18	$247.29

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.29		(0.22)	0.14	0.09	0.28	(0.45)
Net realized and unrealized gain (loss) on investments	14.54		1.19	47.08	39.83	(78.62)	28.57

Total from investment operations	14.83		0.97	47.22	39.92	(78.34)	28.12

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.14)	0.00	0.00
Distributions from net realized capital gains	(5.98)		0.00	0.00	0.00	(33.85)	(30.23)

Total distributions	(5.98)		0.00	0.00	(0.14)	(33.85)	(30.23)

Net Asset Value, End of Period	$229.81		$220.96	$219.99	$172.77	$132.99	$245.18

Total Return (%) (e)	6.66	(b)	0.44	27.34	30.05	(35.99)	11.73

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(c)	1.11	1.11	1.14	1.11	1.10
Net ratio of expenses to average net assets (%) (d)	1.03	(c)	1.06	1.06	1.09	1.06	1.05
Ratio of net investment income (loss) to average net assets (%)	0.25	(c)	(0.10)	0.08	0.07	0.15	(0.18)
Portfolio turnover rate (%)	40	(c)	49	61	68	76	64
Net assets, end of period (in millions)	$33.11		$33.88	$41.77	$40.19	$35.05	$63.43

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

to broker recapture reclasses, net operating loss reclass, and redesignation of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$1,788,263	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $200 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

For the period May 1, 2011 through April 29, 2012, an expense agreement was in place to reduce advisory fees for each class of the Portfolio at the annual rate of 0.050% of average daily net assets. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$81,125,959	$0	$105,014,926

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$185,970	$210,309	$81,050	$—	$—	$—	$267,020	$210,309

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$10,160,531	$71,544,933	$—	$—	$81,705,464

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 6.89%, 6.78%, and 6.80%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 8.81% over the same period.

MARKET ENVIRONMENT/CONDITIONS

While the first quarter of 2012 marked one of the best first quarters of all time for small cap stocks, during the second quarter the market was uneven and turned decidedly lower. Even with the negative second quarter performance, the Russell 2000 Growth Index preserved a healthy gain for the six-month period. Certainly the global financial risks that have plagued the markets for several years now continue to trigger risk-on/risk-off market volatility. The slowdown in the Chinese economy is a drag on global economic recovery. Another major impact was the second quarter drop in oil prices. Energy stocks took the biggest hit and the sector posted the largest negative sector returns in the benchmark, declining over 12%.

The best performing stocks during the first quarter were the ones with the lowest Returns on Equity (ROE), smallest market caps, and highest betas. While these low quality characteristics are typically associated with strong up-markets as we saw in the first quarter, stocks with these characteristics continued their strong performance into the down markets of the second quarter. This is atypical. Of note is that the non-earners category was the only positive performing segment in the second quarter and is responsible for over a quarter of the benchmark’s return year-to-date. Much of this performance can be attributed to Biotechnology with six names up over 50%. The binary win-or-lose risk profile of these stocks creates excess volatility in this type of market, a difficult environment for higher quality managers. We wonder if there isn’t a market leadership transition afoot. The small cap growth leadership has persisted for over ten years through many periods, even in periods when it would have seemed logical for the market to move to the relative safety of large cap stocks. Perhaps small caps are at last ceding the leadership territory.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

During the first six months of 2012, the Portfolio posted its strongest absolute returns in the Health Care and Information Technology sectors. Relative to the benchmark, outperformance was due primarily to stock selection in Information Technology. Despite its strong absolute contribution to Portfolio returns, the Health Care sector underperformed the benchmark primarily due to stock selection as did the Industrials and Energy sectors. Although the Portfolio had a positive absolute return year-to-date, it has underperformed its benchmark.

The largest individual detractors from performance were CEVA, Inc., FTI Consulting, and Vocus, Inc. CEVA, Inc. is a leading licensor of silicon intellectual property, platform solutions, and digital signal processor cores. CEVA guided lower for the year as growth in the wireless communications industry has slowed significantly. Our stop-loss triggered the sale of this position. FTI Consulting is a global business advisory firm providing consulting including corporate restructuring, performance improvement, litigation and forensic accounting. Revenues for FTI decelerated significantly due to a slow down in their higher margin forensic and litigation practice. Outlook also weakened due to a slowdown in the pipeline for new engagements. As a result, we sold the Portfolio’s position in the stock. Vocus, Inc., a cloud-based marketing and public relations software provider, experienced a sharp decline after announcing its acquisition of iContact due to concerns over integration risk and financial implications of the deal. Our stop-loss triggered the sale of this position as well.

The three top performing stocks for the period were Ariba, Inc., Lumber Liquidators, and Allot Communications (Israel). Ariba, Inc. is a leader in cloud-based supply chain software and networking. Ariba outperformed the Russell 2000 Growth Index by nearly 50% driven by the announcement of its acquisition by SAP, a global business software company providing e-business and enterprise management solutions. Lumber Liquidators is a retailer of hardwood flooring in the United States. Its performance was based on a strong quarterly earnings report, the strongest same stores sales comparisons in three years and improved guidance. Allot Communications, a leader in network traffic monitoring technology, reported strong results and posted strong performance during the first six months of the year.

MSF-1

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Changes to the sector weights were modest resulting in no material change to the positioning of the Portfolio. As a result of the individual stock selection, the Portfolio’s overweight in Information Technology was trimmed slightly and we shifted from a small underweight to a small overweight in the Industrials and Health Care sectors. We believe wealth is created through the power of long-term compounding of consistent returns. Our strategy seeks high quality under-exploited growth stocks. Our bottom-up fundamental research and discounted cash flow valuation discipline help us identify these differentiated opportunities. Risk management is applied from the stock level to the Portfolio level and from the buy discipline through the sell discipline. Our strategy represents small cap growth investing with a low volatility approach.

Mark Burns, CFA

John Slavik, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	6.89	-3.34	0.98	6.07
Class B	6.78	-3.53	0.76	5.81
Class E	6.80	-3.48	0.84	5.92
Russell 2000 Growth Index	8.81	-2.71	1.99	7.39

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
DealerTrack Holdings, Inc.	1.8
Ultimate Software Group, Inc.	1.5
Chart Industries, Inc.	1.4
CoStar Group, Inc.	1.4
Abaxis, Inc.	1.4
RBC Bearings, Inc.	1.4
Cymer, Inc.	1.3
Allot Communications, Ltd.	1.3
Life Time Fitness, Inc.	1.3
Hanger Orthopedic Group, Inc.	1.3

Top Sectors

% of Net Assets
Information Technology	26.0
Health Care	23.1
Industrials	16.2
Consumer Discretionary	15.3
Financials	8.6
Energy	7.3
Cash & Equivalents	1.6
Consumer Staples	1.0
Materials	0.9

MSF-3

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.87%	$1,000.00	$1,068.90	$4.48
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.37

Class B(a)	Actual	1.12%	$1,000.00	$1,067.80	$5.76
	Hypothetical*	1.12%	$1,000.00	$1,019.22	$5.62

Class E(a)	Actual	1.02%	$1,000.00	$1,068.00	$5.24
	Hypothetical*	1.02%	$1,000.00	$1,019.72	$5.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-4

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—98.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.2%
Hexcel Corp. (a) (b)	171,910	$4,433,559
Triumph Group, Inc.	72,587	4,084,471

		8,518,030

Air Freight & Logistics—0.8%
HUB Group, Inc. (a) (b)	83,469	3,021,578

Auto Components—0.8%
Amerigon, Inc. (a) (b)	272,964	3,136,356

Biotechnology—6.2%
Aegerion Pharmaceuticals, Inc. (a) (b)	140,644	2,087,157
Alkermes plc (a) (b)	240,503	4,081,336
Cepheid, Inc. (a) (b)	97,584	4,366,884
Cubist Pharmaceuticals, Inc. (a) (b)	92,934	3,523,128
Exact Sciences Corp. (a) (b)	274,971	2,947,689
Genomic Health, Inc. (a) (b)	58,765	1,962,751
Neurocrine Biosciences, Inc. (a) (b)	321,050	2,539,506
Seattle Genetics, Inc. (a) (b)	79,062	2,007,384

		23,515,835

Building Products—0.7%
NCI Building Systems, Inc. (a) (b)	245,193	2,655,440

Capital Markets—3.1%
Evercore Partners, Inc. (a)	156,505	3,660,652
Financial Engines, Inc. (a) (b)	208,122	4,464,217
Stifel Financial Corp. (a) (b)	115,640	3,573,276

		11,698,145

Chemicals—0.9%
Flotek Industries, Inc. (a) (b)	367,614	3,433,515

Commercial Banks—4.3%
Boston Private Financial Holdings, Inc. (a)	398,098	3,555,015
Signature Bank (a) (b)	68,768	4,192,785
SVB Financial Group (b)	65,685	3,857,023
Texas Capital Bancshares, Inc. (a) (b)	115,956	4,683,463

		16,288,286

Communications Equipment—1.5%
Ciena Corp. (a) (b)	265,476	4,345,842
Procera Networks, Inc. (b)	58,435	1,420,555

		5,766,397

Construction & Engineering—0.7%
MasTec, Inc. (a) (b)	168,072	2,527,803

Distributors—0.8%
Pool Corp. (a)	78,518	3,176,838

Diversified Consumer Services—1.2%
Grand Canyon Education, Inc. (b)	216,211	4,527,458

Diversified Financial Services—0.6%
MarketAxess Holdings, Inc. (a)	81,743	$2,177,634

Electrical Equipment—0.6%
Thermon Group Holdings, Inc. (b)	110,844	2,295,579

Electronic Equipment, Instruments & Components—2.1%
FARO Technologies, Inc. (a) (b)	40,325	1,696,876
IPG Photonics Corp. (a) (b)	74,571	3,250,550
Measurement Specialties, Inc. (a) (b)	100,384	3,263,484

		8,210,910

Energy Equipment & Services—3.3%
Dril-Quip, Inc. (a) (b)	56,200	3,686,158
Forum Energy Technologies, Inc. (a) (b)	141,071	2,777,688
Lufkin Industries, Inc.	62,470	3,393,370
Oceaneering International, Inc.	58,466	2,798,183

		12,655,399

Food & Staples Retailing—1.0%
The Fresh Market, Inc. (b)	74,036	3,970,551

Health Care Equipment & Supplies—9.6%
Abaxis, Inc. (a) (b)	140,776	5,208,712
ABIOMED, Inc. (a) (b)	109,673	2,502,738
Align Technology, Inc. (a) (b)	140,301	4,694,471
Conceptus, Inc. (a) (b)	132,507	2,626,289
Cyberonics, Inc. (a) (b)	88,089	3,958,720
Endologix, Inc. (a) (b)	176,677	2,727,893
Insulet Corp. (a) (b)	164,357	3,512,309
NxStage Medical, Inc. (a) (b)	176,925	2,965,263
Tornier NV (b)	200,613	4,497,743
Volcano Corp. (a) (b)	133,740	3,831,651

		36,525,789

Health Care Providers & Services—3.3%
Catalyst Health Solutions, Inc. (b)	40,525	3,786,656
Hanger Orthopedic Group, Inc. (a) (b)	187,386	4,804,577
Team Health Holdings, Inc. (a) (b)	161,285	3,885,356

		12,476,589

Hotels, Restaurants & Leisure—6.5%
Bravo Brio Restaurant Group, Inc. (a) (b)	192,840	3,438,337
Life Time Fitness, Inc. (a) (b)	105,865	4,923,781
Panera Bread Co. (b)	18,417	2,568,067
Peet’s Coffee & Tea, Inc. (a) (b)	42,212	2,534,409
Shuffle Master, Inc. (a) (b)	287,835	3,972,123
Texas Roadhouse, Inc. (a)	234,338	4,318,849
Vail Resorts, Inc.	61,678	3,088,834

		24,844,400

Insurance—0.7%
Amtrust Financial Services, Inc. (a)	91,373	2,714,692

Internet Software & Services—6.2%
Angie’s List, Inc. (a) (b)	218,972	3,468,517

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
Brightcove, Inc. (a) (b)	138,825	$2,117,081
Cornerstone OnDemand, Inc. (a) (b)	124,235	2,958,035
CoStar Group, Inc. (a) (b)	65,053	5,282,304
DealerTrack Holdings, Inc. (a) (b)	227,512	6,850,386
Liquidity Services, Inc. (a) (b)	60,646	3,104,469

		23,780,792

IT Services—2.4%
Heartland Payment Systems, Inc.	66,125	1,989,040
InterXion Holding NV (b)	220,663	3,996,207
ServiceSource International, Inc. (a) (b)	221,243	3,064,216

		9,049,463

Life Sciences Tools & Services—1.1%
Luminex Corp. (a) (b)	166,414	4,075,479

Machinery—4.6%
Chart Industries, Inc. (b)	79,491	5,465,801
Middleby Corp. (a) (b)	27,324	2,721,743
RBC Bearings, Inc. (a) (b)	109,369	5,173,154
Robbins & Myers, Inc. (a)	104,363	4,364,461

		17,725,159

Oil, Gas & Consumable Fuels—4.0%
Approach Resources, Inc. (a) (b)	109,237	2,789,913
Halcon Resources Corp. (a) (b)	324,281	3,061,213
Midstates Petroleum Co., Inc. (a) (b)	16,347	158,729
Oasis Petroleum, Inc. (a) (b)	115,929	2,803,163
Rosetta Resources, Inc. (a) (b)	80,070	2,933,765
World Fuel Services Corp. (a)	92,612	3,522,034

		15,268,817

Pharmaceuticals—3.1%
Medicis Pharmaceutical Corp. (a)	93,002	3,176,018
Optimer Pharmaceuticals, Inc. (a) (b)	162,103	2,515,838
Questcor Pharmaceuticals, Inc. (a) (b)	62,233	3,313,285
Vivus, Inc. (a) (b)	93,640	2,672,486

		11,677,627

Professional Services—3.3%
Huron Consulting Group, Inc. (a) (b)	105,702	3,345,468
The Advisory Board Co. (a) (b)	94,121	4,667,460
The Corporate Executive Board Co.	115,612	4,726,219

		12,739,147

Road & Rail—0.9%
Genesee & Wyoming, Inc. (a) (b)	68,267	3,607,228

Semiconductors & Semiconductor Equipment—5.8%
Cavium, Inc. (a) (b)	120,699	3,379,572
Cymer, Inc. (a) (b)	84,866	5,002,851
EZchip Semiconductor, Ltd. (a) (b)	89,925	3,600,597
Hittite Microwave Corp. (a) (b)	71,429	3,651,450
Silicon Laboratories, Inc. (a) (b)	98,500	3,733,150
Volterra Semiconductor Corp. (a) (b)	112,209	2,631,301

		21,998,921

Security Description	Shares/Par Amount	Value*

Software—9.2%
Allot Communications, Ltd. (b)	177,867	$4,955,374
Ariba, Inc. (b)	107,251	4,800,555
CommVault Systems, Inc. (a) (b)	70,427	3,491,066
Ellie Mae, Inc. (b)	94,372	1,698,696
Guidewire Software, Inc. (a) (b)	130,364	3,665,836
Imperva, Inc. (a) (b)	89,703	2,585,240
QLIK Technologies, Inc. (a) (b)	146,664	3,244,208
Sourcefire, Inc. (a) (b)	92,390	4,748,846
Ultimate Software Group, Inc. (a) (b)	66,264	5,905,448

		35,095,269

Specialty Retail—4.9%
Asbury Automotive Group, Inc. (a) (b)	181,412	4,297,650
Francesca’s Holdings Corp. (a) (b)	103,937	2,807,338
Hibbett Sports, Inc. (a) (b)	58,922	3,400,389
Lumber Liquidators Holdings, Inc. (a) (b)	113,524	3,835,976
Vitamin Shoppe, Inc. (a) (b)	76,229	4,187,259

		18,528,612

Textiles, Apparel & Luxury Goods—1.1%
Oxford Industries, Inc. (a)	96,238	4,301,839

Trading Companies & Distributors—0.9%
Titan Machinery, Inc. (a) (b)	110,063	3,342,613

Total Common Stock (Identified Cost $348,851,492)		375,328,190

Short Term Investments—30.7%

Mutual Funds—27.7%
State Street Navigator Securities Lending Prime Portfolio (c)	105,686,830	105,686,830

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $11,232,009 on 07/02/12, collateralized by $10,845,000 U.S. Treasury Note 2.250% due 01/31/15 with a value of $11,459,846	$11,232,000	11,232,000

Total Short Term Investments (Identified Cost $116,918,830)		116,918,830

Total Investments—129.1% (Identified Cost $465,770,322) (d)		492,247,020
Liabilities in excess of other assets		(110,831,725)

Net Assets—100.0%		$381,415,295

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $106,235,850 and the collateral received consisted of cash in the amount of $105,686,830. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $465,770,322. The aggregate unrealized appreciation and depreciation of investments was $46,920,278 and $(20,443,580), respectively, resulting in net unrealized appreciation of $26,476,698 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$375,328,190	$—	$—	$375,328,190
Short Term Investments
Mutual Funds	105,686,830	—	—	105,686,830
Repurchase Agreement	—	11,232,000	—	11,232,000
Total Short Term Investments	105,686,830	11,232,000	—	116,918,830
Total Investments	$481,015,020	$11,232,000	$—	$492,247,020

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$492,247,020
Cash		2,081
Receivable for:
Securities sold		4,857,759
Fund shares sold		43,054
Interest and dividends		21,314

Total Assets		497,171,228
Liabilities
Payable for:
Securities purchased	$9,608,259
Fund shares redeemed	108,111
Collateral for securities loaned	105,686,830
Accrued expenses:
Management fees	246,085
Distribution and service fees	13,163
Deferred trustees’ fees	29,850
Other expenses	63,635

Total Liabilities		115,755,933

Net Assets		$381,415,295

Net assets consists of:
Paid in surplus		$376,733,081
Undistributed net investment loss		(672,298)
Accumulated net realized losses		(21,122,186)
Unrealized appreciation on investments		26,476,698

Net Assets		$381,415,295

Net Assets
Class A		$312,296,997
Class B		62,457,862
Class E		6,660,436
Capital Shares Outstanding (c)
Class A		29,180,087
Class B		6,012,098
Class E		632,487
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.70
Class B		10.39
Class E		10.53

(a)	Identified cost of investments was $465,770,322.
(b)	Includes securities on loan with a value of $106,235,850.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$366,388
Interest (b)		920,442

		1,286,830
Expenses
Management fees	$1,937,800
Distribution and service fees—Class B	79,973
Distribution and service fees—Class E	5,188
Trustees’ fees and expenses	24,776
Custodian and accounting	26,519
Audit and tax services	15,695
Legal	4,499
Shareholder reporting	35,754
Insurance	2,494
Miscellaneous	5,950

Total expenses	2,138,648
Less broker commission recapture	(13,803)
Less management fee waivers	(190,448)	1,934,397

Net Investment Loss		(647,567)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	17,984,743
Futures contracts	1,957,430	19,942,173

Net change in unrealized appreciation on:
Investments		12,890,813

Net realized and unrealized gain		32,832,986

Net Increase in Net Assets From Operations		$32,185,419

(a)	Net of foreign taxes of $4,617.
(b)	Includes net income on securities loaned of $919,643.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(647,567)	$(1,919,457)
Net realized gain (loss)	19,942,173	(11,508,501)
Net change in unrealized appreciation (depreciation)	12,890,813	(17,604,153)

Increase (decrease) in net assets from operations	32,185,419	(31,032,111)

Increase (decrease) in net assets from capital share transactions	(74,305,338)	351,916,158

Total increase (decrease) in net assets	(42,119,919)	320,884,047

Net Assets
Beginning of the period	423,535,214	102,651,167

End of the period	$381,415,295	$423,535,214

Undistributed Net Investment Loss
End of the period	$(672,298)	$(24,731)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,892,660	$20,380,286	34,743,199	$381,949,738
Redemptions	(8,161,799)	(90,376,208)	(2,215,711)	(22,328,278)

Net increase (decrease)	(6,269,139)	$(69,995,922)	32,527,488	$359,621,460

Class B
Sales	277,878	$2,887,472	980,331	$9,710,596
Redemptions	(622,468)	(6,493,206)	(1,639,709)	(16,260,825)

Net decrease	(344,590)	$(3,605,734)	(659,378)	$(6,550,229)

Class E
Sales	13,388	$141,540	176,051	$1,793,937
Redemptions	(80,212)	(845,222)	(293,508)	(2,949,010)

Net decrease	(66,824)	$(703,682)	(117,457)	$(1,155,073)

Increase (decrease) derived from capital share transactions		$(74,305,338)		$351,916,158

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.01		$9.72	$7.38	$5.68	$10.68		$10.94

Income (Loss) From Investment Operations
Net investment loss (a)	(0.01)		(0.06)	(0.06)	(0.06)	(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	0.70		0.35	2.40	1.76	(4.08)		0.57

Total from investment operations	0.69		0.29	2.34	1.70	(4.11)		0.53

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.89	)(e)	(0.79)

Total distributions	0.00		0.00	0.00	0.00	(0.89)		(0.79)

Net Asset Value, End of Period	$10.70		$10.01	$9.72	$7.38	$5.68		$10.68

Total Return (%) (f)	6.89	(b)	2.98	31.71	29.93	(41.17)		4.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(c)	0.96	1.07	1.33	1.03		1.01
Net ratio of expenses to average net assets (%) (d)	0.87	(c)	0.88	1.02	1.30	1.03		1.01
Ratio of net investment loss to average net assets (%)	(0.26	)(c)	(0.58)	(0.75)	(1.07)	(0.31)		(0.33)
Portfolio turnover rate (%)	79	(c)	74	73	170	68		60
Net assets, end of period (in millions)	$312.30		$354.81	$28.40	$22.30	$17.47		$78.03

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.73		$9.47	$7.21	$5.56	$10.49		$10.79

Income (Loss) From Investment Operations
Net investment loss (a)	(0.03)		(0.09)	(0.08)	(0.08)	(0.05)		(0.07)
Net realized and unrealized gain (loss) on investments	0.69		0.35	2.34	1.73	(3.99)		0.56

Total from investment operations	0.66		0.26	2.26	1.65	(4.04)		0.49

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.89	)(e)	(0.79)

Total distributions	0.00		0.00	0.00	0.00	(0.89)		(0.79)

Net Asset Value, End of Period	$10.39		$9.73	$9.47	$7.21	$5.56		$10.49

Total Return (%) (f)	6.78	(b)	2.75	31.35	29.68	(41.31)		4.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(c)	1.21	1.32	1.58	1.28		1.26
Net ratio of expenses to average net assets (%) (d)	1.12	(c)	1.13	1.27	1.55	1.28		1.26
Ratio of net investment loss to average net assets (%)	(0.51	)(c)	(0.86)	(1.00)	(1.32)	(0.58)		(0.59)
Portfolio turnover rate (%)	79	(c)	74	73	170	68		60
Net assets, end of period (in millions)	$62.46		$61.84	$66.42	$56.63	$41.04		$67.49

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.86		$9.58	$7.29	$5.61	$10.58		$10.86

Income (Loss) From Investment Operations
Net investment loss (a)	(0.02)		(0.08)	(0.07)	(0.07)	(0.04)		(0.05)
Net realized and unrealized gain (loss) on investments	0.69		0.36	2.36	1.75	(4.04)		0.56

Total from investment operations	0.67		0.28	2.29	1.68	(4.08)		0.51

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.89	)(e)	(0.79)

Total distributions	0.00		0.00	0.00	0.00	(0.89)		(0.79)

Net Asset Value, End of Period	$10.53		$9.86	$9.58	$7.29	$5.61		$10.58

Total Return (%) (f)	6.80	(b)	2.92	31.41	29.95	(41.34)		4.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(c)	1.11	1.22	1.48	1.18		1.16
Net ratio of expenses to average net assets (%) (d)	1.02	(c)	1.03	1.17	1.45	1.18		1.16
Ratio of net investment loss to average net assets (%)	(0.41	)(c)	(0.76)	(0.90)	(1.22)	(0.48)		(0.50)
Portfolio turnover rate (%)	79	(c)	74	73	170	68		60
Net assets, end of period (in millions)	$6.66		$6.89	$7.83	$7.02	$5.90		$12.76

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Includes a tax return of capital distribution that was less than $0.01.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain

MSF-13

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$1,937,800	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-14

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period May 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$162,749,427	$0	$230,795,776

During the six months ended June 30, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $7,526,375.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-15

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

During the six months ended June 30, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 24 through April 26, 2012, the Portfolio bought and sold $74,917,651 in equity index futures contracts. At June 30, 2012, the Portfolio did not have any open futures contracts. For the six months ended June 30, 2012, the Portfolio had realized gains in the amount of $1,957,430 which are shown under net realized gain on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

There were no distributions paid for the years ending December 31, 2011 and 2010.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$—	$—	$—	$—	$—	$—	$—	$—

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$—	$13,489,665	$(29,493,495)	$(11,474,644)	$(27,478,474)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $11,474,644 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Total
$29,493,495	$29,493,495

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-16

Metropolitan Series Fund

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 3.28%, 3.15%, and 3.20%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 7.78% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The six-month period started off strong as stocks around the world were helped by better U.S. macro data and improved liquidity in Europe’s financial system. The Russell 3000 Index pulled back in the second quarter when Europe’s debt crisis flared up once again, but still finished positive for the six-month period with a 9.32% return. U.S. stocks as measured by the Russell 3000 Index bested those in Europe and emerging markets given mounting signs of economic slowing around the world. U.S. large-caps outperformed mid-cap and small-cap stocks as the Russell 1000 Index gained 9.38% compared to 7.97% for the Russell Midcap Index and 8.53% for the Russell 2000 Index. Most sectors in the Russell 3000 Index ended the period in positive territory. The Energy sector was the one exception as weaker oil prices joined historically low natural gas prices to undermine confidence in the sector.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio participated in the market’s gains, but fell short of the Russell Midcap Value Index. The Portfolio’s absolute returns were led by its Consumer Discretionary and Financials holdings, which mirrored the strong gains by those groups in the Index. Relative returns were hurt primarily by investments in the Technology sector. The Portfolio had a substantial overweight position in the Technology sector, which was a negative factor as Technology stocks trailed the broader Index. In addition, the Portfolio’s Technology holdings underperformed. Among our detractors in the sector were Arrow Electronics, Inc., FLIR Systems, Inc., and Lexmark International, Inc. An overweight position in the Energy sector and stock selection weakness in the Industrials and Consumer Staples sectors, also contributed to the relative performance shortfall. Though the Portfolio’s underweight exposure to the Financials sector had a negative impact on relative results, this was balanced by the success of stock picks as it had strong performances by insurance holdings. Standouts included Allstate Corp., Alleghany Corp., and Fidelity National Financial, Inc.

The biggest sector-level changes during the period were a reduction in our exposure to the Utilities sector and an increase in our Energy weight. The Utilities sector was a key focus of selling activity given the sector’s strong gains over the past year as it was far and away the best performing sector. In the Utilities sector, we sold DTE Energy Co., Westar Energy, Inc., and Xcel Energy, Inc. In the Energy sector, we purchased Hess Corp. and increased the Portfolio’s position in Patterson-UTI Energy, Inc. Other transactions included our purchases of Lam Research Corp., Becton, Dickinson & Co., and our sale of Quest Diagnostics, Inc.

As of June 30, 2012 the Portfolio was notably overweight the Technology and Industrials sectors, and underweight the Financials, Materials, and Utilities sectors.

James C. Kieffer, CFA

Scott C. Satterwhite, CFA

George O. Sertl, CFA

Portfolio Managers

Daniel L. Kane, CFA

Associate Portfolio Manager

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year
Met/Artisan Mid Cap Value Portfolio
Class A	3.28	-0.41	-3.23	4.36
Class B	3.15	-0.66	-3.47	4.10
Class E	3.20	-0.56	-3.37	4.20
Russell Midcap Value Index	7.78	-0.37	-0.13	8.17

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Alleghany Corp.	2.9
Avnet, Inc.	2.8
The Progressive Corp.	2.7
The Western Union Co.	2.6
Analog Devices, Inc.	2.5
The Kroger Co.	2.4
Ingram Micro, Inc.	2.4
Arrow Electronics, Inc.	2.3
Cimarex Energy Co.	2.3
The Allstate Corp.	2.2

Top Sectors

% of Net Assets
Information Technology	27.6
Financials	21.5
Industrials	18.8
Energy	11.0
Consumer Discretionary	7.6
Consumer Staples	4.7
Health Care	3.9
Cash & Equivalents	2.8
Utilities	2.1

MSF-2

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A	Actual	0.85%	$1,000.00	$1,032.80	$4.30
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.27

Class B	Actual	1.10%	$1,000.00	$1,031.50	$5.56
	Hypothetical*	1.10%	$1,000.00	$1,019.32	$5.52

Class E	Actual	1.00%	$1,000.00	$1,032.00	$5.05
	Hypothetical*	1.00%	$1,000.00	$1,019.83	$5.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—97.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.8%
L-3 Communications Holdings, Inc.	320,200	$23,698,003
Rockwell Collins, Inc. (a)	516,800	25,504,080
Spirit Aerosystems Holdings, Inc. (b)	930,200	22,166,666

		71,368,749

Capital Markets—1.5%
Northern Trust Corp.	404,400	18,610,488

Commercial Services & Supplies—0.7%
Republic Services, Inc.	341,900	9,046,674

Computers & Peripherals—1.6%
Lexmark International, Inc. (Class A) (a)	716,800	19,052,544

Construction & Engineering—2.2%
Jacobs Engineering Group, Inc. (b)	702,500	26,596,650

Diversified Consumer Services—2.0%
H&R Block, Inc. (a)	1,549,000	24,753,020

Electric Utilities—0.6%
OGE Energy Corp.	132,800	6,877,712

Electrical Equipment—2.2%
Hubbell, Inc. (Class B) (a)	346,951	27,041,361

Electronic Equipment, Instruments & Components—9.3%
Arrow Electronics, Inc. (b)	864,636	28,368,707
Avnet, Inc. (b)	1,097,900	33,881,194
FLIR Systems, Inc.	1,131,500	22,064,250
Ingram Micro, Inc. (b)	1,689,000	29,506,830

		113,820,981

Energy Equipment & Services—5.1%
Ensco plc (Class A)	513,354	24,112,237
McDermott International, Inc. (b)	1,736,700	19,346,838
Patterson-UTI Energy, Inc. (a)	1,267,300	18,451,888

		61,910,963

Food & Staples Retailing—3.9%
Sysco Corp. (a)	606,600	18,082,746
The Kroger Co.	1,292,900	29,982,351

		48,065,097

Food Products—0.8%
Campbell Soup Co. (a)	278,200	9,286,316

Health Care Equipment & Supplies—0.9%
Becton, Dickinson & Co.	148,400	11,092,900

Health Care Providers & Services—2.1%
CIGNA Corp.	592,590	26,073,960

Household Durables—1.3%
Mohawk Industries, Inc. (a) (b)	236,030	16,481,975

Insurance—17.0%
Alleghany Corp. (b)	102,955	$34,978,961
Allied World Assurance Co. Holdings AG	202,177	16,067,006
Aon plc	517,888	24,226,801
Arch Capital Group, Ltd. (a) (b)	630,000	25,004,700
Fidelity National Financial, Inc. (a)	741,500	14,281,290
Loews Corp.	577,700	23,633,707
The Allstate Corp.	777,700	27,289,493
The Progressive Corp.	1,590,500	33,130,115
Validus Holdings, Ltd.	290,200	9,295,106

		207,907,179

Internet Software & Services—1.4%
Open Text Corp. (a) (b)	334,300	16,681,570

IT Services—6.6%
Broadridge Financial Solutions, Inc.	865,000	18,398,550
SAIC, Inc. (a) (b)	1,684,700	20,418,564
The Western Union Co.	1,918,000	32,299,120
Total System Services, Inc.	398,400	9,533,712

		80,649,946

Leisure Equipment & Products—2.1%
Mattel, Inc. (a)	803,400	26,062,296

Life Sciences Tools & Services—0.9%
Covance, Inc. (a) (b)	221,500	10,598,775

Machinery—1.6%
Flowserve Corp. (a)	176,300	20,230,425

Marine—0.0%
Kirby Corp. (a) (b)	8,200	386,056

Media—2.1%
Omnicom Group, Inc. (a)	519,800	25,262,280

Multi-Utilities—0.6%
SCANA Corp. (a)	158,000	7,558,720

Oil, Gas & Consumable Fuels—6.0%
Cimarex Energy Co. (a)	508,400	28,023,008
Hess Corp.	418,300	18,175,135
Southwestern Energy Co. (b)	834,800	26,655,164

		72,853,307

Professional Services—5.4%
Equifax, Inc.	120,000	5,592,000
ManpowerGroup	430,400	15,774,160
The Dun & Bradstreet Corp. (a)	323,700	23,037,729
Towers Watson & Co.	356,000	21,324,400

		65,728,289

Real Estate Investment Trusts—3.0%
Annaly Capital Management, Inc. (a)	1,279,700	21,473,366

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Hatteras Financial Corp.	517,300	$14,794,780

		36,268,146

Road & Rail—0.8%
Ryder System, Inc.	279,300	10,057,593

Semiconductors & Semiconductor Equipment—6.5%
Analog Devices, Inc.	824,500	31,058,915
Applied Materials, Inc.	2,169,900	24,867,054
Lam Research Corp. (a) (b)	629,000	23,738,460

		79,664,429

Software—2.3%
BMC Software, Inc. (b)	162,200	6,922,696
Synopsys, Inc. (b)	713,600	21,001,248

		27,923,944

Water Utilities—0.9%
American Water Works Co., Inc.	312,300	10,705,644

Total Common Stock (Identified Cost $1,062,751,435)		1,188,617,989

Short Term Investments—16.2%

Mutual Funds—13.9%
State Street Navigator Securities Lending Prime Portfolio (c)	170,319,181	170,319,181

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $28,021,023 on 07/02/12, collateralized by $27,050,000 U.S. Treasury Note 2.250% due 01/31/15 with a value of $28,583,573.	$28,021,000	$28,021,000

Total Short Term Investments (Identified Cost $198,340,181)		198,340,181

Total Investments—113.4% (Identified Cost $1,261,091,616) (d)		1,386,958,170
Liabilities in excess of other assets		(164,199,604)

Net Assets—100.0%		$1,222,758,566

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $173,066,820 and the collateral received consisted of cash in the amount of $170,319,181 and non-cash collateral with a value of $1,130,083. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,261,091,616. The aggregate unrealized appreciation and depreciation of investments was $172,610,501 and $(46,743,947), respectively, resulting in net unrealized appreciation of $125,866,554 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,188,617,989	$—	$—	$1,188,617,989
Short Term Investments
Mutual Funds	170,319,181	—	—	170,319,181
Repurchase Agreement	—	28,021,000	—	28,021,000
Total Short Term Investments	170,319,181	28,021,000	—	198,340,181
Total Investments	$1,358,937,170	$28,021,000	$—	$1,386,958,170

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,386,958,170
Cash		172
Receivable for:
Securities sold		7,962,599
Fund shares sold		533,330
Interest and dividends		2,619,710

Total Assets		1,398,073,981
Liabilities
Payable for:
Securities purchased	$3,311,669
Fund shares redeemed	533,027
Collateral for securities loaned	170,319,181
Accrued expenses:
Management fees	793,581
Distribution and service fees	88,551
Deferred trustees’ fees	36,159
Other expenses	233,247

Total Liabilities		175,315,415

Net Assets		$1,222,758,566

Net assets consists of:
Paid in surplus		$1,306,929,942
Undistributed net investment income		6,522,294
Accumulated net realized losses		(216,560,224)
Unrealized appreciation on investments		125,866,554

Net Assets		$1,222,758,566

Net Assets
Class A		$740,021,411
Class B		383,668,379
Class E		99,068,776
Capital Shares Outstanding (c)
Class A		4,042,105
Class B		2,148,940
Class E		548,260
Net Asset Value, Offering and Redemption Price Per Share
Class A		$183.08
Class B		178.54
Class E		180.70

(a)	Identified cost of investments was $1,261,091,616.
(b)	Includes securities on loan with a value of $173,066,820.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$12,172,087
Interest (b)		261,120

		12,433,207
Expenses
Management fees	$5,101,009
Distribution and service fees—Class B	496,199
Distribution and service fees—Class E	78,396
Trustees’ fees and expenses	24,976
Custodian and accounting	47,262
Audit and tax services	15,695
Legal	7,671
Shareholder reporting	99,290
Insurance	7,625
Miscellaneous	13,100

Total expenses	5,891,223
Less broker commission recapture	(17,076)	5,874,147

Net Investment Income		6,559,060

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments		53,779,972
Net change in unrealized depreciation on:
Investments		(19,955,542)

Net realized and unrealized gain		33,824,430

Net Increase in Net Assets From Operations		$40,383,490

(a)	Net of foreign taxes of $(11,851).
(b)	Includes net income on securities loaned of $258,863.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,559,060	$11,609,644
Net realized gain	53,779,972	195,720,651
Net change in unrealized depreciation	(19,955,542)	(102,765,838)

Increase in net assets from operations	40,383,490	104,564,457

From Distributions to Shareholders
Net investment income
Class A	(7,479,743)	(8,798,761)
Class B	(3,099,091)	(3,043,911)
Class E	(896,810)	(980,754)

Total distributions	(11,475,644)	(12,823,426)

Decrease in net assets from capital share transactions	(26,157,969)	(250,988,074)

Total increase (decrease) in net assets	2,749,877	(159,247,043)

Net Assets
Beginning of the period	1,220,008,689	1,379,255,732

End of the period	$1,222,758,566	$1,220,008,689

Undistributed Net Investment Income
End of the period	$6,522,294	$11,438,878

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	102,870	$19,244,534	389,213	$68,797,236
Reinvestments	39,483	7,479,743	46,787	8,798,761
Redemptions	(188,090)	(35,493,044)	(1,529,247)	(285,761,612)

Net decrease	(45,737)	$(8,768,767)	(1,093,247)	$(208,165,615)

Class B
Sales	110,038	$20,064,705	221,791	$38,462,362
Reinvestments	16,767	3,099,091	16,583	3,043,911
Redemptions	(177,791)	(32,620,001)	(365,500)	(63,363,530)

Net decrease	(50,986)	$(9,456,205)	(127,126)	$(21,857,257)

Class E
Sales	11,753	$2,164,453	42,837	$7,619,337
Reinvestments	4,795	896,810	5,281	980,754
Redemptions	(59,624)	(10,994,260)	(167,159)	(29,565,293)

Net decrease	(43,076)	$(7,932,997)	(119,041)	$(20,965,202)

Decrease derived from capital share transactions		$(26,157,969)		$(250,988,074)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$179.02		$169.21	$148.14	$105.95	$219.43	$269.23

Income (Loss) From Investment Operations
Net investment income (a)	1.06		1.73	1.67	1.19	1.29	0.73
Net realized and unrealized gain (loss) on investments	4.86		9.78	20.55	42.37	(93.36)	(15.83)

Total from investment operations	5.92		11.51	22.22	43.56	(92.07)	(15.10)

Less Distributions
Distributions from net investment income	(1.86)		(1.70)	(1.15)	(1.37)	(0.67)	(1.51)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(20.74)	(33.19)

Total distributions	(1.86)		(1.70)	(1.15)	(1.37)	(21.41)	(34.70)

Net Asset Value, End of Period	$183.08		$179.02	$169.21	$148.14	$105.95	$219.43

Total Return (%) (e)	3.28	(b)	6.76	15.04	41.56	(46.00)	(6.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(c)	0.84	0.84	0.85	0.78	0.76
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.78	0.75
Ratio of net investment income to average net assets (%)	1.14	(c)	0.97	1.09	0.97	0.77	0.30
Portfolio turnover rate (%)	25	(c)	30	39	143	58	68
Net assets, end of period (in millions)	$740.02		$731.82	$876.69	$857.01	$493.39	$1,249.12

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$174.44		$164.99	$144.56	$103.30	$214.35	$263.76

Income (Loss) From Investment Operations
Net investment income (a)	0.80		1.30	1.27	0.84	0.92	0.10
Net realized and unrealized gain (loss) on investments	4.73		9.47	20.01	41.39	(91.16)	(15.46)

Total from investment operations	5.53		10.77	21.28	42.23	(90.24)	(15.36)

Less Distributions
Distributions from net investment income	(1.43)		(1.32)	(0.85)	(0.97)	(0.07)	(0.86)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(20.74)	(33.19)

Total distributions	(1.43)		(1.32)	(0.85)	(0.97)	(20.81)	(34.05)

Net Asset Value, End of Period	$178.54		$174.44	$164.99	$144.56	$103.30	$214.35

Total Return (%) (e)	3.15	(b)	6.49	14.76	41.20	(46.13)	(7.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(c)	1.09	1.09	1.10	1.03	1.01
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	1.03	1.00
Ratio of net investment income to average net assets (%)	0.88	(c)	0.75	0.85	0.71	0.57	0.04
Portfolio turnover rate (%)	25	(c)	30	39	143	58	68
Net assets, end of period (in millions)	$383.67		$383.75	$383.95	$353.66	$261.95	$549.78

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$176.60		$166.99	$146.26	$104.55	$216.73	$266.33

Income (Loss) From Investment Operations
Net investment income (a)	0.90		1.46	1.41	0.97	1.07	0.34
Net realized and unrealized gain (loss) on investments	4.80		9.62	20.29	41.87	(92.21)	(15.63)

Total from investment operations	5.70		11.08	21.70	42.84	(91.14)	(15.29)

Less Distributions
Distributions from net investment income	(1.60)		(1.47)	(0.97)	(1.13)	(0.30)	(1.12)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(20.74)	(33.19)

Total distributions	(1.60)		(1.47)	(0.97)	(1.13)	(21.04)	(34.31)

Net Asset Value, End of Period	$180.70		$176.60	$166.99	$146.26	$104.55	$216.73

Total Return (%) (e)	3.20	(b)	6.60	14.87	41.34	(46.08)	(6.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(c)	0.99	0.99	1.00	0.93	0.91
Net ratio of expenses to average net assets (%) (d)	N/A		N/A	N/A	N/A	0.93	0.90
Ratio of net investment income to average net assets (%)	0.98	(c)	0.83	0.94	0.81	0.66	0.14
Portfolio turnover rate (%)	25	(c)	30	39	143	58	68
Net assets, end of period (in millions)	$99.07		$104.43	$118.63	$121.31	$99.38	$217.97

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets in prior years includes the effect of management fee waivers which expired in 2008.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the "Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MSF-12

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$5,101,009	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-13

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$149,333,571	$0	$175,577,848

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$12,823,426	$9,375,642	$—	$—	$—	$—	$12,823,426	$9,375,642

MSF-14

Metropolitan Series Fund

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$11,472,726	$—	$145,385,945	$(269,904,045)	$—	$(113,045,374)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Total
$269,904,045	$269,904,045

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-19

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A and B shares of the Met/Dimensional International Small Company Portfolio returned 3.56% and 3.45%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index, returned 3.20% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Developed markets ex-U.S. started the year very strongly and were up by over 10% during the first two months. Then, as the financial and economic distress in Europe intensified, the uncertainty about the viability of the euro as a common currency for most countries of the European Union grew, and the global economy slowed down. Those early gains were completely wiped out over the next three months, especially in May. A strong June put developed markets ex-U.S. back in positive territory for the first half of 2012. Using the MSCI World ex-U.S. Index (net dividends) sector and country segments as proxies, developed markets ex-U.S. gained over 2.4% in the first half of 2012.

There was much dispersion in the performance of different developed markets. For instance, the difference between the best-performing market, Belgium, and the worst-performing market, Greece, was over 37% (19.3% vs. -18.6%). The U.S. dollar had mixed performance relative to other major currencies. It appreciated against the yen, the euro, and the Swiss franc, but it depreciated against the pound sterling. The overall impact of currency fluctuations on the dollar-denominated returns of developed market equities was -1.2%. Along the market capitalization dimension, large caps (MSCI World ex-U.S. Large Cap Index) underperformed small caps (MSCI World ex-U.S. Small Cap Index) by 0.8% in the six-month period.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

For the six months ended June 30, 2012, the Portfolio’s larger allocation relative to its benchmark Index in stocks of U.K./Ireland, the best-performing developed region during the period, along with a smaller allocation to Canada, one of the weaker performing developed markets, had a positive impact on relative performance.

The Portfolio’s overall composition of stocks below $3 billion in market capitalization outperformed those in the Index, driven primarily by the outperformance of the Portfolio’s smallest stocks.

Led by a smaller allocation to Energy stocks, the weakest performing sector during the period, the Portfolio’s allocation across sectors was beneficial. Overall composition differences within sectors also helped, especially among Materials and Consumer Discretionary.

Overall composition differences within regions detracted from the Portfolio’s performance to a lesser degree, primarily in Continental Europe.

The Portfolio’s exclusion of Real Estate Investment Trusts (“REITs”) detracted from relative performance, as REITs were one of the best-performing sectors for the period.

The Portfolio seeks to capture the return premiums of small company stocks in developed non-U.S. markets in a cost efficient manner. This may be achieved by generally investing in companies whose market capitalization are in approximately the smallest 10% - 15% of the investment universe of each eligible developed non-U.S. country’s total market universe. As of June 30, 2012, the Portfolio held 4,024 securities with a weighted average total market capitalization of $1.359 billion and a median total market capitalization of $319 million.

Karen Umland, CFA, Senior Portfolio Manager

Joseph Chi, CFA, Senior Portfolio Manager

Jed Fogdall, Senior Portfolio Manager

Henry Gray, Head of Global Equity Trading

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	3.56	-15.77	12.77
Class B	3.45	-15.91	12.51
MSCI World ex-U.S. Small Cap Index	3.20	-15.75	14.81

1 The MSCI World Ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Meggitt plc	0.4
Babcock International Group plc	0.3
Travis Perkins plc	0.3
Persimmon plc	0.3
William Hill plc	0.3
Spectris plc	0.3
Catlin Group, Ltd.	0.3
Paddy Power plc	0.3
Informa plc	0.3
GN Store Nord	0.3

Top Countries

% of Net Assets
Japan	24.9
United Kingdom	20.5
Canada	10.6
Australia	6.8
Switzerland	4.6
Germany	4.5
Sweden	3.6
France	3.2
Italy	2.6
Hong Kong	2.3

MSF-2

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.99%	$1,000.00	$1,035.60	$5.01
	Hypothetical*	0.99%	$1,000.00	$1,019.88	$4.97

Class B(a)	Actual	1.24%	$1,000.00	$1,034.50	$6.27
	Hypothetical*	1.24%	$1,000.00	$1,018.62	$6.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—99.1% of Net Assets

Security Description	Shares	Value*

Australia—6.8%
A-Cap Resources, Ltd. (a)	5,318	$669
ABM Resources NL (a)	308,685	12,069
Acrux, Ltd. (a)	53,454	231,581
Adelaide Brighton, Ltd.	230,220	752,776
Aditya Birla Minerals, Ltd.	37,610	18,288
AED Oil, Ltd. (a) (b)	93,946	0
Ainsworth Game Technology, Ltd. (a)	24,018	52,211
AJ Lucas Group, Ltd.	23,896	25,817
Alchemia, Ltd. (a)	56,649	26,234
Alcyone Resources, Ltd. (a)	312,263	11,255
Alesco Corp., Ltd.	49,473	98,689
Alkane Resources, Ltd. (a) (c)	120,355	99,274
Alliance Resources, Ltd. (a)	81,385	16,808
Altona Mining, Ltd. (a)	67,875	19,376
Amalgamated Holdings, Ltd.	32,994	218,072
Amcom Telecommunications, Ltd. (c)	78,095	86,916
Ampella Mining, Ltd. (a) (c)	19,949	10,507
Ansell, Ltd.	57,951	786,639
Antares Energy, Ltd. (a)	64,531	25,717
Apex Minerals NL (a)	10,687	1,208
APN News & Media, Ltd. (c)	240,460	163,240
Aquarius Platinum, Ltd.	39,840	29,364
Aquila Resources, Ltd. (a) (c)	25,380	78,603
Arafura Resources, Ltd. (a) (c)	91,975	21,458
ARB Corp., Ltd.	20,473	191,883
Aristocrat Leisure, Ltd. (c)	116,422	331,195
Arrium, Ltd.	635,994	576,084
ASG Group, Ltd.	51,299	44,164
Aspire Mining, Ltd. (a)	118,818	18,527
Atlantic, Ltd. (a)	22,059	9,329
Aurora Oil & Gas, Ltd. (a)	143,321	460,339
Ausdrill, Ltd.	105,567	374,421
Ausenco., Ltd.	38,326	141,540
Austal, Ltd.	34,967	57,992
Austbrokers Holdings, Ltd.	17,054	121,534
Austin Engineering, Ltd. (c)	17,817	79,280
Australian Agricultural Co., Ltd.	112,231	129,320
Australian Infrastructure Fund	269,584	665,506
Australian Pharmaceutical Industries, Ltd.	79,675	28,787
Australian Worldwide Exploration, Ltd. (a)	245,441	338,951
Automotive Holdings Group	102,926	261,602
AV Jennings, Ltd.	7,380	2,266
Azimuth Resources, Ltd. (a)	41,035	15,650
Azumah Resources, Ltd. (a) (c)	41,745	7,952
Bandanna Energy, Ltd. (a) (c)	179,193	63,232
Bank of Queensland, Ltd. (c)	119,413	816,705
Bannerman Resources, Ltd. (a)	54,366	6,790
Bathurst Resources, Ltd. (a) (c)	144,700	57,239
BC Iron, Ltd. (a)	22,573	60,314
Beach Petroleum, Ltd.	598,049	583,679
Beadell Resources, Ltd. (a)	141,572	91,158
Berkeley Resources, Ltd. (a)	25,720	10,644
Billabong International, Ltd. (c)	157,225	174,233
Bionomics, Ltd. (a)	51,919	16,039
Biota Holdings, Ltd. (a) (c)	74,611	52,905
Blackmores, Ltd.	5,540	148,995
Blackthorn Resources, Ltd. (a)	35,199	42,328

Australia—(Continued)
BlueScope Steel, Ltd.	288,052	$89,334
Boart Longyear Group	197,674	589,617
Boom Logistics, Ltd. (c)	73,674	16,360
Bradken, Ltd.	65,598	352,513
Breville Group, Ltd.	35,288	158,870
Brickworks, Ltd.	4,295	44,452
BT Investment Management, Ltd.	11,643	21,251
Buru Energy, Ltd. (a) (c)	53,732	174,836
Cabcharge Australia, Ltd.	43,350	222,436
Cape Lambert Iron Ore, Ltd. (a)	97,229	31,509
Cardno, Ltd.	46,504	362,101
Carnarvon Petroleum, Ltd. (a)	197,937	21,314
carsales.com.au, Ltd. (c)	63,272	390,944
Cash Converters International, Ltd.	89,886	59,814
Cedar Woods Properties, Ltd.	11,643	42,497
Central Petroleum, Ltd. (a)	122,859	11,770
Centrex Metals, Ltd. (a)	25,334	4,709
Ceramic Fuel Cells, Ltd. (a)	362,470	29,760
Cerro Resources NL (a)	88,602	6,603
CGA Mining, Ltd. (a)	7,066	13,367
Chalice Gold Mines, Ltd. (a)	25,904	5,882
Chandler Macleod Group, Ltd.	16,111	6,703
Citigold Corp., Ltd. (a)	104,691	6,448
Clinuvel Pharmaceuticals, Ltd. (a)	8,760	14,319
Clough, Ltd.	92,118	70,455
Coal of Africa, Ltd. (a) (c)	133,534	77,237
Coalspur Mines, Ltd. (a) (c)	127,514	88,024
Cobar Consolidated Resources, Ltd. (a)	29,848	16,460
Cockatoo Coal, Ltd. (a)	292,461	57,347
Codan, Ltd.	44,453	63,673
Coffey International, Ltd.	63,637	22,936
Collection House, Ltd.	18,260	15,005
Consolidated Media Holdings, Ltd.	220,029	759,754
Continental Coal, Ltd. (a)	38,284	3,556
Cooper Energy, Ltd. (a)	123,859	57,038
Credit Corp. Group, Ltd.	13,415	79,850
Crusader Resources, Ltd. (a)	7,806	4,970
CSG, Ltd. (c)	35,179	28,451
CSR, Ltd. (c)	233,563	336,246
Cudeco, Ltd. (a)	51,210	168,456
Cue Energy Resources, Ltd. (a)	171,183	31,679
Customers, Ltd. (a) (b) (c)	33,696	44,026
Data #3, Ltd.	49,224	56,054
David Jones, Ltd. (c)	197,395	525,484
Decmil Group, Ltd. (a)	65,214	179,145
Deep Yellow, Ltd. (a)	271,919	12,867
Devine, Ltd.	46,180	27,437
Discovery Metals, Ltd. (a)	106,890	154,970
Domino’s Pizza Enterprises, Ltd.	11,943	123,673
Downer EDI, Ltd.	205,994	664,141
Dragon Mining, Ltd. (a)	5,660	3,928
Drillsearch Energy, Ltd. (a) (c)	146,497	150,922
DUET Group (c)	477,742	901,605
DuluxGroup, Ltd. (c)	135,952	420,772
DWS Advanced Business Solutions, Ltd.	24,661	37,092
Dyesol, Ltd. (a)	37,128	4,245
Elders, Ltd. (c)	150,466	34,226

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Elemental Minerals, Ltd. (a)	26,469	$17,685
Emeco Holdings, Ltd.	314,914	284,700
Empire Oil & Gas NL (a)	532,312	8,159
Energy Resources of Australia, Ltd. (c)	40,323	66,294
Energy World Corp., Ltd. (c)	361,817	138,114
Enero Group, Ltd. (a)	17,723	9,097
Entek Energy, Ltd. (a)	95,920	13,414
Envestra, Ltd. (c)	474,510	382,334
Equatorial Resources, Ltd. (a)	18,658	37,378
eServGlobal, Ltd. (a)	43,068	7,993
Euroz, Ltd.	8,343	9,860
Evolution Mining, Ltd. (a)	100,649	152,241
Exco Resources, Ltd. (a)	62,226	10,206
Fairfax Media, Ltd.	134,739	77,141
Fantastic Holdings, Ltd.	250	588
FAR, Ltd. (a)	882,955	32,859
Finbar Group, Ltd.	3,897	4,304
FKP Property Group (c)	380,117	148,909
Fleetwood Corp., Ltd.	26,743	323,119
Fletcher Building, Ltd. (c)	4,509	21,376
FlexiGroup, Ltd.	48,988	130,605
Flight Centre, Ltd. (c)	17,628	345,033
Flinders Mines, Ltd. (a)	606,380	81,134
Focus Minerals, Ltd. (a)	1,919,942	72,723
Forge Group, Ltd.	17,324	78,373
G8 Education, Ltd.	2,232	2,235
Galaxy Resources, Ltd. (a) (c)	75,661	45,921
Geodynamics, Ltd. (a)	82,317	9,263
Ginalbie Metals, Ltd. (a) (c)	307,389	140,721
Global Construction Services, Ltd.	805	1,043
Gloucester Coal, Ltd. (a)	40,888	149,810
Golden Rim Resources, Ltd. (a)	101,349	13,095
Goodman Fielder, Ltd.	873,523	496,801
GrainCorp., Ltd.	85,015	833,832
Grange Resources, Ltd. (a) (c)	120,000	64,824
Greenland Minerals & Energy, Ltd. (a) (c)	62,332	25,698
Gryphon Minerals, Ltd. (a) (c)	91,713	64,325
GUD Holdings, Ltd. (c)	31,096	274,863
Gujarat NRE Coking Coal, Ltd. (a)	19,871	3,173
Gunns, Ltd. (b) (c)	309,759	50,726
GWA International, Ltd. (c)	136,258	294,741
Hastie Group, Ltd.	5,739	940
HFA Holdings, Ltd.	45,623	31,834
Highlands Pacific, Ltd. (a)	173,904	27,875
Hillgrove Resources, Ltd.	180,002	21,555
Hills Industries, Ltd.	45,110	48,985
Horizon Oil, Ltd. (c)	465,596	136,918
Icon Energy, Ltd. (a)	138,827	25,817
IDM International, Ltd. (a)	49,237	3,844
iiNET, Ltd.	65,072	206,220
Imdex, Ltd. (c)	84,163	153,152
IMF Australia, Ltd.	25,755	38,476
IMX Resources, Ltd. (a)	7,034	1,303
Independence Group NL	102,867	366,290
Indo Mines, Ltd. (a)	5,858	1,125
Indophil Resources NL (a)	149,398	52,297
Industrea, Ltd.	121,588	160,357

Australia—(Continued)
Infigen Energy (c)	209,905	$48,369
Infomedia, Ltd.	67,545	13,873
Integra Mining, Ltd. (a)	385,522	154,231
Integrated Research, Ltd.	28,972	19,787
Intrepid Mines, Ltd. (a) (c)	177,715	94,626
Invocare, Ltd. (c)	50,327	416,914
IOOF Holdings, Ltd.	105,838	660,285
Iress Market Technology, Ltd. (c)	48,417	326,529
Iron Ore Holdings, Ltd. (a)	17,526	16,099
Ivanhoe Australia, Ltd. (a) (c)	27,511	17,077
JB Hi-Fi, Ltd. (c)	47,695	435,395
Jupiter Mines, Ltd. (a)	63,164	10,430
Kagara, Ltd.	131,297	16,126
Kangaroo Resources, Ltd. (a)	305,630	25,362
Karoon Gas Australia, Ltd. (a)	66,375	278,613
Kasbah Resources, Ltd. (a)	63,291	11,430
Kingsgate Consolidated, Ltd. (c)	54,211	270,879
Kingsrose Mining, Ltd. (a)	77,954	92,088
Linc Energy, Ltd. (a) (c)	119,994	86,691
Liquefied Natural Gas, Ltd. (a)	11,253	3,781
Lycopodium, Ltd.	4,478	30,655
M2 Telecommunications Group, Ltd.	60,008	207,739
Macmahon Holdings, Ltd.	311,711	185,519
Macquarie Atlas Roads Group (a)	159,499	246,229
Macquarie Telecom Group, Ltd.	3,983	34,100
Marengo Mining, Ltd. (a)	157,276	24,443
Mastermyne Group, Ltd.	5,402	11,712
Matrix Composites & Engineering, Ltd.	13,660	24,858
MaxiTRANS Industries, Ltd.	16,070	10,189
McMillan Shakespeare, Ltd.	15,824	191,945
McPherson’s, Ltd.	24,148	39,492
Medusa Mining, Ltd.	46,407	230,189
Melbourne IT, Ltd.	32,435	54,032
MEO Australia, Ltd. (a)	220,030	56,118
Mermaid Marine Australia, Ltd.	91,586	266,088
Mesoblast, Ltd. (a) (c)	48,994	313,588
Metals X, Ltd. (a)	122,921	18,546
Metgasco, Ltd. (a)	117,719	25,466
Metminco, Ltd. (a)	116,326	11,834
MetroCoal, Ltd. (a)	5,129	1,320
MHM Metals, Ltd. (a)	19,739	8,873
Miclyn Express Offshore, Ltd.	59,763	125,049
Mincor Resources NL	105,687	69,924
Mineral Deposits, Ltd. (a)	38,738	174,014
Mineral Resources, Ltd.	27,511	254,467
Mirabela Nickel, Ltd. (a) (c)	149,321	40,355
Molopo Australia, Ltd.	70,758	40,098
Moly Mines, Ltd. (a) (c)	32,667	4,026
Monadelphous Group, Ltd. (c)	32,222	728,790
Morning Star Gold NL (a) (b)	33,455	3,321
Mortgage Choice, Ltd.	37,356	49,208
Mount Gibson Iron, Ltd.	265,482	236,771
Murchison Metals, Ltd. (a)	110,450	53,310
Myer Holdings, Ltd. (c)	260,693	433,786
MyState, Ltd.	2,711	8,478
Nanosonics, Ltd. (a)	54,786	28,636
Navitas, Ltd. (c)	84,693	377,233

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Neon Energy, Ltd. (a)	179,082	$58,460
Neptune Marine Services, Ltd. (a)	74,800	1,465
New Guinea Energy, Ltd. (a)	155,761	7,580
Newsat, Ltd. (a)	59,405	34,118
Nexbis, Ltd. (a) (b)	121,902	12,313
Nexus Energy, Ltd. (a)	582,061	66,262
NIB Holdings, Ltd.	106,698	163,310
Nido Petroleum, Ltd. (a)	522,236	19,386
Noble Mineral Resources, Ltd. (a)	83,737	17,145
Norfolk Group, Ltd.	32,445	33,834
Northern Iron, Ltd. (a)	65,746	62,970
Northern Star Resources, Ltd. (a) (c)	124,483	99,548
Norton Gold Fields, Ltd. (a)	133,102	32,163
NRW Holdings, Ltd.	77,104	241,777
Nucoal Resources NL (a)	80,799	19,958
Nufarm, Ltd. (c)	80,906	421,075
Oakton, Ltd.	26,786	28,859
Oilex, Ltd. (a)	2,290	272
OPUS Group, Ltd.	6,037	3,611
Orocobre, Ltd. (a)	20,107	38,279
OrotonGroup, Ltd.	7,865	59,102
Otto Energy, Ltd. (a)	308,140	29,397
Pacific Brands, Ltd.	621,651	320,910
Pacific Niugini, Ltd. (a)	26,694	6,509
Paladin Energy, Ltd. (a) (c)	349,227	457,223
Pan Pacific Petroleum NL (a)	55,564	7,971
PanAust, Ltd. (a)	176,892	503,710
Panoramic Resources, Ltd.	120,821	76,180
PaperlinX, Ltd. (c)	340,846	19,982
Papillon Resources, Ltd. (a)	38,727	38,867
Patties Foods, Ltd.	1,792	2,941
Peak Resources, Ltd. (a)	34,546	7,961
Peet, Ltd.	48,359	33,297
Peninsula Energy, Ltd. (a) (c)	454,116	15,612
Perilya, Ltd. (a) (c)	95,807	25,368
Perpetual, Ltd.	18,730	442,534
Perseus Mining, Ltd. (a)	160,823	411,336
Petsec Energy, Ltd. (a)	3,946	529
Pharmaxis, Ltd. (a) (c)	132,843	139,980
Phosphagenics, Ltd. (a)	302,239	47,082
Platinum Australia, Ltd. (a)	116,796	8,579
Pluton Resources, Ltd. (a)	48,332	8,750
PMP, Ltd.	95,913	34,378
Premier Investments, Ltd.	44,992	214,440
Prima Biomed, Ltd. (a) (c)	225,293	27,100
Primary Health Care, Ltd. (c)	224,678	681,178
Prime Media Group, Ltd.	1,327	899
PrimeAg Australia, Ltd. (a)	13,869	16,331
Programmed Maintenance Services, Ltd.	58,229	145,334
QRxPharma, Ltd. (a)	16,051	9,625
Quickstep Holdings, Ltd. (a)	31,204	5,277
Ramelius Resources, Ltd. (a)	155,944	78,091
RCR Tomlinson, Ltd.	46,619	85,685
REA Group, Ltd. (c)	34,313	483,336
Reckon, Ltd.	32,858	70,838
Red Fork Energy, Ltd. (a)	83,619	63,294
Red Hill Iron, Ltd. (a)	3,707	7,569

Australia—(Continued)
Redflex Holdings, Ltd.	19,984	$43,401
Reed Resources, Ltd. (a)	59,940	12,617
Regional Express Holdings, Ltd. (a)	9,952	10,865
Regis Resources, Ltd. (a)	127,686	515,104
Resolute Mining, Ltd.	248,330	344,302
Resource & Investment NL (a)	25,941	9,578
Resource Generation, Ltd. (a)	58,515	17,704
Retail Food Group, Ltd.	18,096	49,361
Rex Minerals, Ltd. (a)	42,465	34,387
Rialto Energy, Ltd. (a)	162,011	34,351
Ridley Corp., Ltd.	100,742	105,297
Robust Resources, Ltd. (a)	8,904	7,863
Roc Oil Co., Ltd. (a)	335,210	108,831
Runge, Ltd.	4,190	1,500
Ruralco Holdings, Ltd.	2,336	7,290
SAI Global, Ltd.	80,978	397,424
Salmat, Ltd. (c)	45,807	105,821
Samson Oil & Gas, Ltd. (a)	581,639	31,291
Sandfire Resources NL (a)	42,691	316,810
Saracen Mineral Holdings, Ltd.	215,863	123,669
Sedgman, Ltd.	48,829	69,760
Select Harvests, Ltd.	8,048	10,795
Senex Energy, Ltd. (a) (c)	253,257	187,263
Servcorp, Ltd.	18,320	49,713
Service Stream, Ltd.	39,779	14,317
Seven Group Holdings, Ltd.	13,937	112,063
Sigma Pharmaceuticals, Ltd.	621,692	392,681
Sihayo Gold, Ltd. (a)	188,915	26,133
Silex Systems, Ltd. (a)	38,528	127,021
Silver Lake Resources, Ltd. (a)	50,704	146,482
Sirtex Medical, Ltd. (a)	18,135	113,165
Skilled Group, Ltd.	38,284	92,997
Slater & Gordon, Ltd.	13,280	25,281
SMS Management & Technology, Ltd.	30,161	159,724
Southern Cross Electrical Engineering, Ltd.	13,042	16,066
Southern Cross Media Group	328,410	405,006
Spark Infrastructure Group	640,636	1,001,563
Specialty Fashion Group, Ltd. (c)	46,931	24,934
Spotless Group, Ltd.	77,026	201,683
St. Barbara, Ltd.	126,668	230,268
Starpharma Holdings, Ltd. (a)	98,066	138,040
Straits Resources, Ltd. (a)	39,613	14,918
Strike Energy, Ltd. (a)	163,211	25,280
STW Communications Group, Ltd.	158,933	153,935
Sundance Energy Australia, Ltd. (a)	100,001	57,893
Sundance Resources, Ltd. (a) (c)	819,104	278,435
Sunland Group, Ltd.	73,931	70,600
Super Cheap Auto Group, Ltd. (c)	55,983	416,018
Swick Mining Services, Ltd. (a)	44,723	12,168
Talent2 International, Ltd.	14,642	11,363
Talisman Mining, Ltd. (a)	8,018	2,633
Tanami Gold NL (a)	41,866	31,296
Tap Oil, Ltd.	117,016	83,085
Tassal Group, Ltd.	58,903	80,199
Technology One, Ltd.	48,935	58,450
Ten Network Holdings, Ltd. (c)	416,767	217,209
Teranga Gold Corp. (a) (c)	26,882	41,756

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Terramin Australia, Ltd. (a)	34,330	$2,117
Texon Petroleum, Ltd. (a)	79,172	38,043
TFS Corp., Ltd.	57,669	29,388
Thakral Holdings Group (REIT)	143,461	111,863
The Reject Shop, Ltd. (c)	10,616	99,716
ThinkSmart, Ltd.	18,125	3,715
Thorn Group, Ltd.	69,334	103,933
Tiger Resources, Ltd. (a)	157,181	42,520
Tissue Therapies, Ltd. (a)	25,001	12,187
Toro Energy, Ltd. (a)	75,052	5,233
Tox Free Solutions, Ltd. (a) (c)	44,638	114,815
TPG Telecom, Ltd. (c)	201,335	360,990
Transfield Services, Ltd.	217,693	408,492
Transpacific Industries Group, Ltd. (a)	381,018	285,876
Troy Resources NL (c)	29,139	116,785
Trust Co., Ltd.	3,656	16,827
Unity Mining, Ltd.	45,078	5,535
UXC, Ltd.	101,253	58,667
Village Roadshow, Ltd.	20,281	65,540
Virgin Australia Holdings, Ltd. (a) (b)	968,773	4,958
Virgin Australia Holdings, Ltd. (a)	968,773	390,847
Warrnambool Cheese & Butter Factory Co. Holding, Ltd.	5,755	20,038
Watpac, Ltd.	37,999	22,453
WDS, Ltd.	55,558	23,375
Webjet, Ltd.	20,309	70,494
Western Areas NL (c)	55,986	234,781
Western Desert Resources, Ltd. (a)	61,448	48,160
White Energy Co., Ltd. (a) (c)	78,162	25,514
WHK Group, Ltd.	93,561	80,635
Wide Bay Australia, Ltd.	9,275	55,216
Wotif.com Holdings, Ltd. (c)	46,269	201,292

		46,874,415

Austria—0.8%
A-TEC Industries AG (b) (c)	1,749	0
Agrana Beteiligungs AG (c)	1,574	172,104
Atrium European Real Estate, Ltd.	96,333	452,526
Austria Technologie & Systemtechnik AG	6,360	65,750
BWT AG	4,956	79,507
CA Immobilien Anlagen AG (a)	22,098	220,750
DO & CO Restaurants & Catering AG	525	19,630
EVN AG	19,223	246,919
Flughafen Wien AG (c)	6,767	267,555
Frauenthal Holding AG	775	8,358
Intercell AG (a) (c)	24,163	59,389
Kapsch TrafficCom AG	2,952	220,811
Lenzing AG	5,322	438,367
Mayr Melnhof Karton AG	3,650	334,654
Oberbank AG	174	10,482
Oesterreichische Post AG	16,691	560,848
Palfinger AG	6,694	152,140
POLYTEC Holding AG	9,217	70,579
RHI AG (a)	14,831	344,861
Rosenbauer International AG	1,844	94,434
Schoeller-Bleckmann Oilfield Equipment AG	5,122	413,632

Austria—(Continued)
Semperit AG Holding	6,630	$242,290
Sparkassen Immobilienanlagen AG (a)	28,046	151,969
Strabag SE (c)	10,968	251,575
Uniqa Versicherungen AG	4,974	67,443
Warimpex Finanz-und Beteiligungs AG	4,925	4,495
Wienerberger AG (c)	58,391	549,232
Wolford AG	1,065	37,112
Zumtobel AG	19,568	202,449

		5,739,861

Belgium—1.1%
Ablynx NV (a)	7,218	25,842
Ackermans & van Haaren NV	13,237	1,040,928
AGFA-Gevaert NV	91,053	148,953
AGFA-Gevaert NV (VVPR Strip) (a)	21,666	27
Arseus NV	12,411	218,436
Atenor Group	731	25,392
Banque Nationale de Belgique S.A.	115	302,065
Barco NV	8,211	415,695
Compagnie d’Entreprises CFE	5,150	274,102
Compagnie Immobiliere de Belgique S.A.	978	32,441
Compagnie Maritime Belge S.A.	8,597	190,461
D’ieteren S.A.	10,388	432,052
Deceuninck NV	36,848	40,320
Deceuninck NV (VVPR Strip) (b)	17,412	22
Devgen NV (a)	6,470	66,987
Duvel Moortgat S.A.	562	53,327
Econocom Group	5,721	120,769
Elia System Operator S.A.	15,444	635,439
Euronav NV	11,304	77,497
EVS Broadcast Equipment S.A. (c)	6,782	319,359
Exmar NV	17,359	127,804
Galapagos NV (a)	12,037	189,103
Gimv NV (c)	225	10,234
Hamon & CIE S.A.	300	5,939
Ion Beam Applications S.A.	10,100	53,631
IRIS	637	22,727
Kinepolis Group NV	2,580	220,048
Lotus Bakeries S.A.	108	68,859
Melexis NV	12,981	201,513
NV Bekaert S.A. (c)	2,699	66,997
Nyrstar NV (c)	85,533	487,124
Nyrstar NV (VVPR Strip) (a) (b)	23,989	30
Option NV	9,790	3,837
RealDolmen NV	1,200	25,127
Recticel S.A.	11,546	72,482
Rentabiliweb Group	440	3,035
Resilux NV	55	3,497
Roularta Media Group NV	1,450	25,226
Sioen Industries NV	1,635	10,112
Sipef S.A. (c)	3,750	270,086
Tessenderlo Chemie NV (c)	15,628	399,155
Tessenderlo Chemie NV (VVPR Strip) (a)	479	90
ThromboGenics NV (a)	17,525	473,420
Van de Velde NV	3,864	166,753

		7,326,943

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—10.6%
5N Plus, Inc. (a)	20,095	$39,278
Aastra Technologies, Ltd. (a)	3,824	67,195
Aberdeen International, Inc.	9,500	3,686
Absolute Software Corp. (a) (c)	23,754	128,324
Advantage Oil & Gas, Ltd. (a)	84,244	248,239
Aecon Group, Inc.	29,600	343,070
AEterna Zentaris, Inc. (a)	37,217	19,374
AG Growth International, Inc. (c)	6,538	235,615
AGF Management, Ltd.	51,050	564,604
Aimia, Inc. (c)	94,279	1,254,769
Ainsworth Lumber Co., Ltd. (a)	15,595	27,572
Air Canada (a)	15,459	15,184
Akita Drilling, Ltd.	2,003	19,526
Alacer Gold Corp. (a) (c)	3,138	16,983
Alamos Gold, Inc. (a) (c)	60,790	949,377
Alarmforce Industries, Inc. (a)	2,200	20,312
Alexco Resource Corp. (a) (c)	27,410	120,883
Algoma Central Corp.	441	48,622
Algonquin Power & Utilities Corp. (c)	56,967	368,179
Alliance Grain Traders, Inc. (c)	7,901	106,009
AltaGas, Ltd. (c)	36,031	1,024,553
Alterra Power Corp. (a) (c)	59,814	26,732
Altius Minerals Corp. (a)	9,660	100,576
Altus Group, Ltd.	5,090	37,746
Amerigo Resources, Ltd.	43,359	22,998
Anderson Energy, Ltd. (a)	46,999	15,696
Andrew Peller, Ltd.	300	2,947
Angle Energy, Inc. (a)	42,758	136,073
Antrim Energy, Inc. (a)	46,087	26,255
Argonaut Gold, Inc. (a) (c)	37,825	285,332
Armtec Infrastructure, Inc. (c)	7,363	11,137
Arsenal Energy, Inc. (a)	71,551	33,734
Astral Media, Inc.	22,017	1,056,193
Atna Resources, Ltd. (a)	45,732	44,470
Atrium Innovations, Inc.	14,100	151,650
ATS Automation Tooling Systems, Inc. (a)	42,888	393,452
Augusta Resource Corp. (a)	16,090	27,183
Aura Minerals, Inc. (a)	49,179	21,013
AuRico Gold, Inc. (a) (c)	118,205	949,727
Aurizon Mines, Ltd.	65,968	299,354
AutoCanada, Inc.	9,828	116,032
Avalon Rare Metals, Inc. (a) (c)	28,205	42,663
AvenEx Energy Corp. (c)	22,352	66,083
Avion Gold Corp. (a)	113,400	50,680
Axia NetMedia Corp. (a)	25,333	35,333
B2Gold Corp. (a)	127,543	383,343
Badger Daylighting, Ltd.	4,254	103,206
Baja Mining Corp. (a)	127,376	24,397
Ballard Power Systems, Inc.	48,007	55,170
Bankers Petroleum, Ltd. (a) (c)	106,542	186,273
Bellatrix Exploration, Ltd. (a) (c)	61,713	192,152
Bengal Energy, Ltd. (a)	9,533	5,431
BioExx Specialty Proteins, Ltd. (a)	41,755	4,101
Bioniche Life Sciences, Inc. (a)	21,600	9,335
Birchcliff Energy, Ltd. (c)	46,465	255,578
Bird Construction, Inc. (c)	19,532	273,191
Black Diamond Group, Ltd. (c)	10,812	242,237

Canada—(Continued)
BlackPearl Resources, Inc. (a)	117,817	$348,325
BMTC Group, Inc.	5,387	95,771
BNK Petroleum, Inc. (a)	4,142	2,726
Bonterra Energy Corp. (c)	4,953	222,523
Boralex, Inc. (a)	11,430	95,652
Brigus Gold Corp. (a) (c)	76,420	64,553
Brookfield Real Estate Services, Inc. (c)	800	9,398
Brookfield Residential Properties, Inc. (a)	4,538	49,320
Burcon NutraScience Corp. (a)	6,010	35,419
C&C Energia, Ltd. (a) (c)	18,148	98,931
Calfrac Well Services, Ltd.	14,168	317,148
Calian Technologies, Ltd.	3,000	60,819
Calvalley Petroleums, Inc. (a)	25,510	33,576
Canaccord Capital, Inc. (a)	42,274	228,373
Canacol Energy, Ltd. (a)	236,616	105,746
Canada Bread Co., Ltd.	139	6,400
Canadian Energy Services & Technology Corp. (c)	20,403	196,194
Canadian Helicopters Group, Inc.	3,968	114,975
Canadian Western Bank	28,887	749,626
Canadian Zinc Corp. (a)	38,500	16,639
Canam Group, Inc.	19,413	95,339
Canexus Corp. (c)	38,000	297,849
Canfor Corp. (a) (c)	48,900	583,092
Canfor Pulp Products, Inc.	20,096	212,191
Cangene Corp. (a) (c)	11,169	15,578
CanWel Building Materials Group, Ltd.	24,609	57,770
Canyon Services Group, Inc. (c)	18,800	183,734
Capital Power Corp.	27,576	644,099
Capstone Infrastructure Corp.	27,976	110,189
Capstone Mining Corp. (a)	136,240	298,414
Cardero Resources Corp. (a)	17,277	16,970
Cardiome Pharma Corp. (a)	26,900	11,890
Carpathian Gold, Inc. (a)	84,878	22,926
Cascades, Inc.	40,375	166,560
Cathedral Energy Services, Ltd.	19,242	94,878
CCL Industries, Inc.	11,519	422,586
CE Franklin, Ltd. (a)	1,700	21,223
Celestica, Inc.	93,081	676,554
Celtic Exploration, Ltd.	33,000	446,331
Cequence Energy, Ltd. (a) (c)	61,458	57,951
China Gold International Resources Corp., Ltd. (a)	72,399	228,269
Chinook Energy, Inc. (a)	15,717	20,069
Chorus Aviation, Inc.	5,000	15,224
Churchill Corp.	11,157	131,504
CIC Energy Corp. (a)	15,763	18,579
Cineplex, Inc. (c)	27,267	820,072
Clairvest Group, Inc.	200	3,427
Clarke, Inc.	1,730	6,508
Claude Resources, Inc. (a)	78,467	50,097
Cline Mining Corp. (a) (c)	45,858	36,034
CML HealthCare, Inc. (c)	37,329	351,987
Coastal Contacts, Inc. (a)	22,185	66,461
Cogeco Cable, Inc.	9,171	417,339
Cogeco, Inc.	1,508	67,898
Colabor Group, Inc.	9,830	74,152

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Colossus Minerals, Inc. (a)	28,508	$99,124
COM DEV International, Ltd. (a)	36,576	95,203
Compton Petroleum Corp. (a)	347	426
Computer Modelling Group, Ltd.	14,060	239,880
Connacher Oil & Gas, Ltd. (a)	280,466	130,853
Constellation Software Inc.	2,822	256,921
Contrans Group, Inc.	15,174	128,176
Copper Mountain Mining Corp. (a) (c)	28,166	92,402
Corby Distilleries, Ltd. (c)	11,141	182,200
Coro Mining Corp. (a)	8,346	2,213
Corridor Resources, Inc. (a)	21,385	11,133
Corus Entertainment, Inc. (a) (c)	30,900	695,637
Cott Corp. (a)	44,149	360,789
Crew Energy, Inc. (c)	40,710	229,921
Crocotta Energy, Inc. (a)	27,034	53,903
Crown Point Ventures, Ltd. (a)	8,941	4,215
Davis & Henderson Income Corp. (c)	26,388	448,915
DeeThree Exploration, Ltd. (a)	42,204	136,797
Delphi Energy Corp. (a)	71,518	89,916
Denison Mines Corp. (a)	186,523	249,161
DirectCash Payments, Inc.	4,074	96,038
Dollarama, Inc. (a) (c)	298	17,908
Dorel Industries, Inc.	13,158	348,950
DragonWave, Inc. (a)	18,544	67,393
Duluth Metals, Ltd. (a)	31,662	46,338
Dundee Precious Metals, Inc. (a)	42,380	255,171
Dynasty Metals & Mining, Inc. (a)	8,618	12,528
E-L Financial Corp., Ltd.	217	88,454
Eastern Platinum, Ltd. (a)	420,034	88,702
Eastmain Resources, Inc. (a)	24,625	21,043
easyhome, Ltd.	2,000	12,965
Eco Oro Minerals Corp. (a)	16,900	28,883
EGI Financial Holdings, Inc.	900	8,327
Electrovaya, Inc. (a) (c)	11,336	6,013
Enbridge Income Fund Holdings, Inc.	13,079	289,303
Endeavour Mining Corp. (a)	73,199	159,613
Endeavour Silver Corp. (c)	24,040	194,332
Enerflex, Ltd. (a) (c)	10,930	114,872
Enghouse Systems, Ltd.	8,477	112,821
Ensign Energy Services, Inc. (c)	8,770	120,597
Entree Gold, Inc.	15,350	9,499
Epsilon Energy, Ltd. (a)	20,918	40,476
Equal Energy, Ltd. (a)	6,487	16,439
Equitable Group, Inc.	5,801	146,663
Essential Energy Services, Ltd. (a)	40,081	70,469
Evertz Technologies, Ltd.	14,549	192,062
Excellon Resources, Inc. (a)	78,422	46,217
Exchange Income Corp. (c)	2,275	53,719
Exco Technologies, Ltd.	11,132	52,921
Exeter Resource Corp. (a)	11,335	18,816
EXFO, Inc. (a)	12,343	62,194
Fairborne Energy, Ltd. (c)	46,659	65,994
Fiera Sceptre, Inc.	1,403	11,190
Firm Capital Mortgage Investment Corp.	2,307	30,138
First Majestic Silver Corp. (a)	41,797	603,493
First National Financial Corp. (c)	8,228	124,701
First Nickel, Inc. (a)	62,217	4,583

Canada—(Continued)
First Uranium Corp. (a)	51,906	$11,981
FirstService Corp. (a)	12,580	351,909
Formation Metals, Inc. (a)	10,328	3,652
Forsys Metals Corp. (a)	25,356	20,920
Fortress Paper, Ltd. (a) (c)	7,338	130,961
Fortuna Silver Mines, Inc. (a) (c)	43,582	148,969
Fortune Minerals, Ltd. (a)	11,100	6,324
Gamehost, Inc.	7,859	92,323
Garda World Security Corp. (a) (c)	11,400	93,498
Genesis Land Development Corp. (a)	17,608	54,479
Genivar, Inc.	11,718	257,126
Genworth MI Canada, Inc. (c)	11,317	204,975
Geomark Exploration, Ltd.	3,200	2,232
Glacier Media, Inc.	9,600	19,613
Glentel, Inc.	6,330	77,718
GLG Life Tech Corp. (a) (b) (c)	3,198	2,073
Gluskin Sheff & Associates, Inc.	6,978	90,678
GLV, Inc. (a)	11,135	22,312
GMP Capital, Inc. (c)	40,036	219,822
Golden Star Resources, Ltd.	134,670	156,085
Gran Tierra Energy, Inc. (a)	114,414	559,652
Granite Real Estate, Inc.	20,660	705,171
Great Basin Gold, Ltd. (a)	185,850	125,957
Great Canadian Gaming Corp. (a) (c)	32,000	285,709
Great Panther Silver, Ltd. (a) (c)	67,206	114,199
Guide Exploration, Ltd. (a)	55,084	88,191
Guyana Goldfields, Inc. (a)	19,255	44,067
Hanfeng Evergreen, Inc. (a) (c)	12,100	23,413
Harry Winston Diamond Corp.	27,444	311,343
Helix Biopharma Corp. (a)	100	125
Hemisphere GPS, Inc. (a)	12,375	8,630
Heroux-Devtek, Inc. (a)	15,800	121,515
High Liner Foods, Inc.	2,800	55,004
High River Gold Mines, Ltd. (a)	100,844	113,909
Home Capital Group, Inc.	13,384	593,939
Horizon North Logistics, Inc.	37,642	214,812
HudBay Minerals, Inc.	89,034	686,491
IBI Group, Inc. (c)	6,916	76,761
Imax Corp. (a)	25,958	623,900
Imperial Metals Corp. (a) (c)	16,926	154,281
Imris, Inc. (a)	14,626	44,678
Indigo Books & Music, Inc. (c)	1,986	17,381
Innergex Renewable Energy, Inc. (c)	31,788	322,532
Inter-Citic Minerals, Inc. (a) (c)	23,292	21,963
International Forest Products, Ltd.	22,936	114,894
International Minerals Corp. (a)	11,500	54,219
International Tower Hill Mines, Ltd. (a) (c)	21,604	60,901
Intertape Polymer Group, Inc. (a)	30,446	234,752
Ivanhoe Energy, Inc. (a) (c)	118,204	56,310
Ivernia, Inc. (a)	71,989	7,071
Jaguar Mining, Inc. (a) (c)	44,308	51,789
Just Energy Group, Inc. (c)	66,323	728,309
K-Bro Linen, Inc.	2,800	66,005
KAB Distribution, Inc. (a) (b)	3,622	0
Katanga Mining, Ltd. (a)	26,000	16,855
Keegan Resources, Inc. (a) (c)	23,027	68,984
Killam Properties, Inc. (c)	26,081	336,356

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Kingsway Financial Services, Inc.	35,061	$21,351
Kirkland Lake Gold, Inc. (a)	18,730	201,631
La Mancha Resources, Inc. (a)	45,390	111,458
Labrador Iron Mines Holdings, Ltd. (a)	13,799	33,613
Lake Shore Gold Corp. (a) (c)	179,156	160,134
Laramide Resources (a)	17,031	13,884
Laurentian Bank of Canada	17,100	780,846
Le Chateau, Inc.	2,899	3,417
Legacy Oil & Gas, Inc. (a)	66,837	368,946
Leisureworld Senior Care Corp. (c)	12,014	138,301
Leon’s Furniture, Ltd.	13,469	148,965
Linamar Corp.	26,300	509,416
Liquor Stores N.A., Ltd. (c)	12,685	234,238
MacDonald Dettwiler & Associates, Ltd. (a)	12,944	742,999
MAG Silver Corp. (a)	13,742	120,939
Mainstreet Equity Corp. (a)	3,700	99,505
Major Drilling Group International, Inc.	34,700	401,158
Manitoba Telecom Services, Inc. (c)	8,354	272,094
Maple Leaf Foods, Inc. (c)	46,770	537,940
Martinrea International, Inc. (a)	38,937	305,958
Maxim Power Corp. (a)	2,800	5,473
MBAC Fertilizer Corp. (a)	24,932	63,916
Mediagrif Interactive Technologies, Inc.	4,916	82,086
MEGA Brands, Inc. (a)	7,658	47,613
Mega Uranium, Ltd. (a)	53,800	10,040
Melcor Developments, Ltd. (c)	1,000	15,224
Mercator Minerals, Ltd. (a) (c)	53,410	28,853
MGM Energy Corp. (a)	6,492	1,403
Migao Corp. (a) (c)	20,785	48,181
Minco Silver Corp. (a)	10,913	15,650
Minera Andes Acquisition Corp. (a) (c)	26,475	79,053
Miranda Technologies, Inc. (a)	11,073	184,242
Mood Media Corp. (a)	53,138	154,492
Morneau Shepell, Inc. (c)	24,362	275,182
Mullen Group, Ltd. (c)	37,181	796,501
Nautilus Minerals, Inc. (a) (c)	52,914	55,092
Nevada Copper Corp. (a)	10,550	19,585
Newalta Corp.	21,158	272,034
NGEx Resources, Inc. (a)	50,496	98,205
Niko Resources, Ltd. (c)	6,963	91,782
Norbord, Inc. (a)	12,316	160,044
Nordion, Inc. (a) (c)	51,425	481,873
North American Energy Partners, Inc. (a) (c)	14,743	36,637
North American Palladium, Ltd. (c)	80,542	164,549
Northern Dynasty Minerals, Ltd. (a) (c)	27,464	64,202
Northland Power, Inc. (c)	31,712	555,684
Northland Resources S.A. (a)	49,466	38,869
NovaCopper, Inc. (a) (c)	13,616	27,283
Novagold Resources, Inc. (a) (c)	81,700	428,522
NuVista Energy, Ltd. (a)	43,043	151,777
OceanaGold Corp. (a)	150,911	289,045
Oncolytics Biotech, Inc. (a)	27,072	89,611
Open Range Energy Corp. (a)	19,844	19,881
Oromin Explorations, Ltd. (a)	30,600	15,329
Orvana Minerals Corp. (a) (c)	16,462	13,906
Pace Oil & Gas, Ltd. (a)	11,204	33,675
Paladin Labs, Inc. (a)	4,798	227,152

Canada—(Continued)
Pan American Silver Corp. (c)	1,031	$17,448
Parex Resources, Inc. (a) (c)	44,202	204,924
Parkland Fuel Corp. (c)	21,030	294,143
Pason Systems, Inc. (c)	28,216	412,390
Patheon, Inc. (a) (c)	9,386	22,402
Pembina Pipeline Corp. (c)	49,278	1,259,418
Pengrowth Energy Corp. (c)	56,400	357,867
Peregrine Diamonds, Ltd. (a)	15,201	7,017
Perpetual Energy, Inc.	50,316	44,974
Petaquilla Minerals, Ltd. (a)	51,667	20,046
PetroBakken Energy, Ltd. (c)	34,295	413,992
Petrobank Energy & Resources, Ltd. (a)	52,473	557,149
Petrominerales, Ltd. (c)	36,448	411,700
Phoscan Chemical Corp. (a)	51,767	14,491
PHX Energy Services Corp.	9,850	77,399
Pilot Gold, Inc. (a) (c)	11,266	12,172
Platinum Group Metals, Ltd.	32,084	26,787
Points International, Ltd. (a)	6,320	75,050
PolyMet Mining Corp. (a) (c)	25,570	21,348
Poseidon Concepts Corp. (c)	17,540	214,835
Premium Brands Holdings Corp.	8,850	159,510
Primero Mining Corp. (a)	22,376	57,803
Prometic Life Sciences, Inc. (a)	77,000	9,076
Pulse Seismic, Inc. (a)	24,520	50,577
Pure Energy Services, Ltd.	11,300	81,911
QLT, Inc. (a)	25,500	194,362
Quebecor, Inc.	18,680	672,818
Queenston Mining, Inc. (a)	20,802	69,878
Questerre Energy Corp. (a)	78,569	57,107
Ram Power Corp. (a)	31,332	7,386
Redknee Solutions, Inc. (a)	16,690	19,016
Reitmans Canada, Ltd.	4,000	47,618
Reitmans Canada, Ltd. (Class A)	19,830	237,820
Resverlogix Corp. (a)	12,830	23,061
Richelieu Hardware, Ltd.	6,930	227,279
Richmont Mines, Inc. (a)	12,038	55,927
Ritchie Bros. Auctioneers, Inc. (c)	40,201	861,591
RMP Energy, Inc. (a) (c)	53,508	78,310
Rock Energy, Inc. (a)	6,887	6,629
Rocky Mountain Dealerships, Inc.	7,299	76,137
Rogers Sugar, Inc. (c)	43,082	246,280
RONA, Inc. (a)	65,098	689,920
Rubicon Minerals Corp. (c)	49,480	151,147
Russel Metals, Inc. (c)	24,670	608,451
Sabina Gold & Silver Corp. (a)	45,006	87,970
San Gold Corp. (a)	84,387	77,085
Sandvine Corp.	67,900	86,701
Savanna Energy Services Corp.	44,039	330,476
Scorpio Mining Corp. (a)	88,421	55,583
Seabridge Gold, Inc. (a)	9,584	139,604
Sears Canada, Inc.	496	4,969
Secure Energy Services, Inc. (a) (c)	32,368	243,849
SEMAFO, Inc. (a)	116,582	534,759
ShawCor, Ltd. (c)	25,440	920,798
Sherritt International Corp. (c)	153,159	737,137
Shore Gold, Inc.	82,170	15,738
Sierra Wireless, Inc. (a)	17,210	155,348

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Silver Standard Resources, Inc. (a) (c)	36,910	$415,469
Smart Technologies, Inc. (a)	13,245	24,068
Softchoice Corp. (a)	10,116	122,115
Sonde Resources Corp. (a)	18,161	31,930
Southern Pacific Resource Corp. (a)	179,374	223,755
SouthGobi Energy Resources, Ltd. (a)	65,809	248,860
Sprott Resource Corp. (a) (c)	47,321	184,524
Sprott Resource Lending Corp. (a)	49,651	70,714
Sprott, Inc.	31,602	153,649
St. Andrews Goldfields, Ltd. (a)	50,850	17,231
Stantec, Inc. (a) (c)	19,208	547,129
Stella-Jones, Inc.	3,133	164,789
Stornoway Diamond Corp. (a)	33,687	23,823
Strad Energy Services, Ltd.	9,000	38,719
Strateco Resources, Inc. (a)	32,150	11,052
Student Transportation, Inc. (c)	29,267	195,190
Sulliden Gold Corp, Ltd. (a)	68,700	74,227
SunOpta, Inc. (a)	35,292	198,281
Superior Plus Corp. (c)	43,822	261,271
Surge Energy, Inc. (a)	32,644	236,309
Tanzanian Royalty Exploration Corp. (c)	27,505	112,116
Taseko Mines, Ltd. (c)	80,758	217,343
Tembec, Inc. (a)	50,711	114,562
Teranga Gold Corp. (a)	28,536	44,846
Terra Energy Corp.	18,547	6,558
Tethys Petroleum, Ltd. (a)	86,990	51,266
The Brick, Ltd. (a)	26,002	104,968
The Cash Store Financial Services, Inc.	3,705	22,381
The Descartes Systems Group, Inc. (a)	32,686	278,350
The North West Co., Inc. (c)	19,071	407,607
Theratechnologies, Inc. (a) (c)	14,824	11,940
Thompson Creek Metals Co., Inc. (a) (c)	76,939	246,362
Timminco, Ltd. (a)	16,700	167
Timmins Gold Corp. (a)	60,871	111,805
TMX Group, Inc.	27,621	1,258,830
Torex Gold Resources, Inc. (a)	108,274	175,476
Toromont Industries, Ltd. (c)	28,436	613,074
Torstar Corp.	34,015	317,064
Total Energy Services, Inc.	15,598	220,465
Transcontinental, Inc. (c)	34,160	311,705
TransForce, Inc.	30,893	506,134
TransGlobe Energy Corp. (a)	27,465	244,409
Transition Therapeutics, Inc.	800	1,642
Trican Well Service, Ltd. (c)	15,000	173,117
Trinidad Drilling, Ltd.	59,328	338,568
TSO3, Inc. (a) (c)	17,113	21,011
Twin Butte Energy, Ltd. (c)	89,652	213,101
UEX Corp. (a)	89,800	47,630
Uni-Select, Inc.	7,478	207,351
Ur-Energy, Inc. (a) (c)	19,846	14,815
Valener, Inc.	6,151	92,377
Vecima Networks, Inc. (a)	2,500	9,478
Veresen, inc. (c)	37,035	439,793
Vero Energy, Inc. (a)	30,538	48,592
Vicwest, Inc. (c)	7,200	63,294
Virginia Mines, Inc. (a)	8,108	71,754
Wajax Corp. (c)	6,200	293,405

Canada—(Continued)
WaterFurnace Renewable Energy, Inc.	4,069	$64,946
Wesdome Gold Mines, Ltd.	38,107	29,944
West Fraser Timber Co., Ltd. (c)	13,011	656,365
Westaim Corp. (a)	61,191	45,077
Western Forest Products, Inc. (a)	56,100	45,735
Westfire Energy, Ltd. (a)	12,954	51,913
Westport Innovations, Inc. (a) (c)	14,679	539,090
Whitecap Resources, Inc. (a) (c)	42,626	281,354
Wi-Lan, Inc.	53,024	260,927
Winpak, Ltd.	5,634	87,324
Winstar Resources, Ltd. (a)	8,078	17,773
Xtreme Drilling and Coil Services Corp. (a)	8,600	13,177
YM Biosciences, Inc. (a) (c)	70,610	140,096
Yukon-Nevada Gold Corp. (a)	180,037	60,124
Zargon Oil & Gas, Ltd. (c)	13,621	115,861
ZCLComposites, Inc.	11,681	44,058

		73,134,860

Denmark—1.2%
ALK-Abello A/S	3,402	201,657
Alm Brand A/S (a)	43,672	87,956
Amagerbanken A/S (b)	178,000	0
Ambu A/S	2,456	59,464
Auriga Industries (c)	9,580	115,945
Bang & Olufsen A/S	17,941	192,503
Bavarian Nordic A/S (a)	12,494	105,783
BoConcept Holding A/S	228	4,328
Brodrene Hartmann A/S	52	965
D/S Norden (c)	13,959	370,636
Dalhoff, Larsen & Horneman A/S	4,113	2,665
DFDS A/S (c)	1,358	65,003
East Asiatic Co., Ltd. A/S	6,828	167,020
Genmab A/S (a)	15,267	152,282
GN Store Nord	144,283	1,746,096
Greentech Energy Systems A/S (a)	1,142	2,215
Harboes Bryggeri A/S	1,454	22,271
IC Companys A/S	5,141	85,422
Jeudan A/S	201	15,048
Jyske Bank A/S (a)	21,615	582,572
NeuroSearch A/S	7,879	4,267
Newcap Holding A/S (a)	34,252	4,311
NKT Holding A/S (c)	10,806	351,582
Nordjyske Bank A/S	185	2,116
North Media A/S	3,568	14,820
Pandora A/S (a) (c)	19,318	181,474
Parken Sport & Entertainment A/S	1,676	18,807
PER Aarsleff A/S	816	56,035
Ringkjoebing Landbobank A/S	2,039	241,691
Rockwool International A/S	3,037	280,118
Royal UNIBREW A/S	4,468	282,931
Schouw & Co.	8,773	177,140
SimCorp A/S	2,229	383,318
Sjaelso Gruppen A/S	6,130	3,031
Solar Holdings A/S	2,880	156,116
Spar Nord Bank A/S	16,938	60,331
Sydbank A/S	37,878	615,118

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
TK Development (a)	17,673	$42,162
Topdanmark A/S (a)	6,902	1,182,532
TopoTarget A/S	49,340	12,263
Torm A/S	9,596	3,396
United International Enterprises, Ltd.	786	109,340
Vestas Wind Systems A/S (a) (c)	20,009	110,650
Vestjysk Bank A/S	3,300	8,977

		8,282,357

Finland—2.2%
Ahlstrom Oyj	9,689	156,357
Aktia Oyj	1,805	10,193
Alma Media Oyj (c)	31,317	204,227
Amer Sports Oyj	59,124	674,841
Aspo Oyj	11,042	83,090
Atria plc	4,347	27,766
BasWare Oyj	3,429	97,761
Biotie Therapies Oyj (a)	118,993	55,795
Cargotec Corp. (c)	18,652	431,044
Citycon Oyj	113,507	320,810
Comptel plc	30,187	15,689
Cramo Oyj	9,503	119,015
Elektrobit Corp.	43,163	33,906
Elisa Oyj (c)	55,046	1,108,296
F-Secure Oyj (c)	47,159	86,108
Finnair Oyj	39,261	87,109
Finnlines Oyj	9,624	84,524
Fiskars Oyj	19,634	358,520
Glaston Ojy	2,749	939
HKScan Oyj	12,935	62,156
Huhtamaki Oyj	43,004	638,261
Ilkka-Yhtyma Oyj	2,976	22,192
Kemira Oyj (c)	55,199	646,729
Kesko Oyj (c)	16,739	437,578
Konecranes Oyj (c)	25,349	669,822
Lassila & Tikanoja Oyj	16,398	194,448
Lemminkainen Oyj	4,248	83,992
M-real Oyj (c)	133,387	339,476
Neste Oil Oyj (c)	39,775	448,172
Okmetic Oyj	6,360	38,268
Olvi Oyj	7,752	183,628
Oriola-KD Oyj	51,616	126,943
Orion Oyj (Series A)	19,377	368,236
Orion Oyj (Series B) (c)	43,350	822,364
Outokumpu Oyj (c)	511,386	497,748
Outotec Oyj (c)	23,309	1,068,971
PKC Group Oyj	12,102	187,003
Pohjola Bank plc	2,359	27,550
Ponsse Oyj	3,208	27,751
Poyry Oyj (c)	17,565	92,337
Raisio plc	73,120	233,426
Ramirent Oyj (c)	63,927	524,340
Rapala VMC Oyj	7,700	49,922
Rautaruukki Oyj (c)	55,950	352,677
Ruukki Group Oyj (c)	95,130	79,571
Saga Furs Oyj	441	8,966

Finland—(Continued)
Sanoma Oyj (c)	40,718	$359,723
Scanfil plc (a)	10,528	9,499
Sieve Capital plc	10,528	13,342
SRV Group plc	30	126
Stockmann Oyj Abp	16,148	326,092
Stonesoft Oyj (a)	12,471	17,238
Technopolis plc (c)	35,788	146,949
Tecnomen Oyj (a)	33,483	6,775
Teleste Oyj	772	3,840
Tietoenator Oyj (c)	34,646	554,031
Tikkurila Oyj (a)	21,266	363,441
Uponor Oyj (c)	30,087	270,133
Vacon plc (c)	4,906	209,892
Vaisala Oyj	3,453	65,540
YIT Oyj (c)	52,553	897,055

		15,432,193

France—3.2%
ABC arbitrage	4,710	39,366
Air France-KLM S.A. (a) (c)	36,514	174,337
Akka Technologies S.A. (c)	2,682	74,471
Altamir Amboise (a)	13,882	105,120
Alten, Ltd. (a)	12,577	348,901
Altran Technologies S.A. (a) (c)	60,295	265,729
April S.A.	10,431	148,252
Archos S.A. (a) (c)	11,794	63,813
Artprice.com (a) (c)	2,648	84,043
Assystem S.A. (c)	8,352	137,227
Atari S.A. (a)	12,077	18,390
Audika S.A. (a)	2,159	23,461
Aurea S.A. (c)	1,221	7,267
Avenir Telecom S.A.	19,084	11,444
Axway Software S.A. (a)	2,501	44,992
Beneteau S.A. (c)	19,920	191,860
Bigben Interactive S.A. (a)	1,655	14,045
BioAlliance Pharma S.A. (a) (c)	4,933	21,731
Boiron S.A.	3,511	91,179
Bonduelle S.C.A.	2,244	188,770
Bongrain S.A.	3,046	193,574
Bourbon S.A. (c)	21,985	532,067
Boursorama (a)	9,065	58,179
Bull S.A. (a) (c)	46,734	138,992
Catering International Services	265	27,063
Cegedim S.A.	1,169	34,882
Cegid S.A.	3,132	59,432
CFAO S.A.	15,086	714,878
Ciments Francais S.A.	2,486	150,533
Club Mediterranee (a) (c)	18,244	312,026
Compagnie des Alpes S.A.	3,241	52,355
Derichebourg S.A. (a)	37,828	91,627
Devoteam S.A.	4,902	52,961
DNXcorp S.A.	277	5,873
Eiffage S.A. (c)	9,057	293,671
Electricite de Strasbourg S.A.	88	10,571
Esso S.A. Francaise	1,261	95,264
Etablissements Maurel et Prom (c)	41,189	595,741

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Etam Developpement S.A.	78	$1,080
Euler Hermes S.A.	7,817	506,721
Euro Disney S.C.A. (a) (c)	12,177	60,465
Eurofins Scientific S.A. (a)	3,402	421,684
Exel Industries	601	24,728
Faiveley Transport	3,910	208,332
Faurecia (a) (c)	24,356	406,412
Fimalac S.A.	3,854	152,985
Fleury Michon S.A.	141	5,323
GameLoft S.A. (a) (c)	34,568	215,069
GEA	395	35,026
GECI International (a)	9,793	22,184
GFI Informatique	28,204	94,645
GL Events	4,492	84,470
Groupe Crit (c)	1,016	15,355
Groupe Flo S.A.	5,857	24,602
Groupe Partouche S.A. (a)	12,984	15,127
Groupe Steria S.C.A.	15,109	233,588
Guerbet S.A.	663	54,768
Haulotte Group S.A.	6,196	42,534
Havas S.A.	138,639	630,945
Hi-Media S.A. (c)	20,464	51,927
Ingenico S.A. (c)	16,554	803,350
Inter Parfums S.A.	3,147	80,501
Ipsen S.A. (c)	10,576	262,405
IPSOS S.A. (c)	15,164	446,673
Jacquet Metal Service	8,913	93,364
Kaufman & Broad S.A.	508	9,210
Korian S.A.	2,500	37,958
Lanson-BCC	13	658
Laurent-Perrier (c)	1,493	127,581
LDC S.A.	10	1,057
Lectra S.A.	6,736	38,404
LISI	2,290	135,350
LVL Medical Groupe S.A. (a) (c)	2,552	99,341
Maisons France Confort	1,475	37,378
Manitou BF S.A.	5,576	97,193
Manutan International	64	2,431
Marseill Tunnel Prado-Carena	219	6,171
Maurel & Prom Nigeria (a)	36,660	82,740
Medica S.A. (a)	17,000	270,846
Mersen	10,346	259,356
METabolic EXplorer S.A. (a)	2,657	11,689
Metropole Television S.A.	25,447	335,563
Montupet S.A.	1,214	7,421
Mr. Bricolage	601	6,772
Naturex	2,121	125,152
Neopost S.A. (c)	14,276	761,925
Nexans S.A.	13,479	523,298
Nexity (c)	15,498	370,493
NextRadioTV	746	11,596
NicOx S.A. (a) (c)	41,706	151,243
Norbert Dentressangle	2,772	175,536
NRJ Groupe	13,004	86,675
Oeneo	14,517	45,675
Orpea (a)	9,923	342,241
PagesJaunes Groupe (c)	55,218	120,189

France—(Continued)
Parrot S.A. (a)	3,861	$113,839
Pierre & Vacances	2,048	36,843
Plastic Omnium S.A.	8,739	218,709
Rallye S.A.	12,187	348,603
Recylex S.A. (a)	8,124	26,349
Robertet S.A.	14	2,086
Rodriguez Group S.A. (a)	3,525	11,173
Rubis	13,858	712,999
S.O.I.T.E.C. (a) (c)	59,494	217,466
Sa des Ciments Vicat (c)	5,974	289,058
Saft Groupe S.A. (a)	17,166	411,707
Samse S.A.	107	7,888
Sartorius Stedim Biotech S.A.	1,387	101,580
Seche Environnement S.A.	1,215	31,606
Sechilienne-Sidec	10,660	150,159
Sequana (c)	30,681	66,799
Societe d’Edition de Canal Plus S.A.	33,619	181,146
Societe Internationale de Plantations d’Heveas S.A.	679	57,730
Somfy S.A.	154	28,412
Sopra Group S.A.	2,174	110,730
Spir Communication (a)	848	21,169
ST Dupont S.A. (a)	84,197	43,959
Stallergenes S.A.	1,576	88,306
Ste Industrielle d’Aviation Latecoere S.A.	2,980	37,365
STEF-TFE S.A.	1,854	84,506
Store Electronic System S.A. (a)	679	9,080
Sword Group SE (a) (c)	3,417	47,719
Synergie S.A.	5,583	51,437
Technicolor S.A. (a) (c)	41,697	99,230
Teleperformance	28,703	634,110
Tessi S.A.	720	65,015
TF1 Group	54,478	436,217
Theolia S.A. (a) (c)	61,667	57,349
Thermador Groupe S.A.	437	29,471
Total Gabon (a)	332	136,554
Touax S.A.	1,628	45,749
Toupargel Groupe S.A.	211	1,823
Transgene S.A. (a) (c)	9,153	85,874
Trigano S.A.	4,784	56,181
Ubisoft Entertainment S.A. (a)	58,021	389,505
Union Financiere de France BQE S.A. (c)	2,306	53,703
Viel et Compagnie	3,978	11,990
Vilmorin & Cie (c)	2,506	265,298
Virbac S.A.	1,982	327,492
Vivalis S.A. (a)	5,606	38,217
VM Materiaux S.A.	235	5,912
Vranken-Pommery Monopole Group	1,317	36,410
Zodiac Aerospace S.A. (c)	13,382	1,361,661

		22,395,676

Germany—4.5%
Aareal Bank AG	27,967	460,998
ADVA AG Optical Networking (a)	19,160	99,293
Advanced Inflight Alliance AG	353	1,974
Air Berlin plc (a) (c)	19,205	43,690

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Aixtron SE (c)	42,577	$609,399
Allgeier Holding AG	2,140	28,154
Amadeus Fire AG	1,846	82,749
Analytik Jena AG	376	5,189
Asian Bamboo AG	3,713	35,651
Atoss Software AG	241	6,219
AUGUSTA Technologie AG (a) (c)	3,978	117,799
Aurubis AG	19,041	917,961
Baader Bank AG	2,098	4,964
Balda AG (c)	19,993	121,332
Bauer AG (c)	5,495	131,052
BayWa AG (c)	5,997	218,962
Bechtle AG	8,491	312,520
Bertrandt AG (c)	2,237	167,459
Bijou Brigitte AG	726	59,671
Biotest AG	1,599	79,720
Borussia Dortmund GmbH & Co. KGaA (a)	34,018	104,717
CANCOM AG	3,947	69,688
Carl Zeiss Meditec AG	16,046	386,745
CAT Oil AG	8,439	53,516
Celesio AG (c)	39,918	651,828
CENIT AG	3,724	29,699
Centrosolar Group AG (a)	4,394	5,123
CENTROTEC Sustainable AG (a) (c)	4,069	66,946
Centrotherm Photovoltaics AG (a) (c)	4,878	14,380
Cewe Color Holding AG	2,667	97,540
Colonia Real Estate AG	4,405	15,206
Comdirect Bank AG	15,966	143,941
Compugroup Holding AG	8,679	116,995
Conergy AG (a) (c)	42,431	27,028
Constantin Medien AG (a)	23,504	44,699
CropEnergies AG (a)	9,528	56,564
CTS Eventim AG	9,430	284,107
Curanum AG	16,635	35,162
DAB Bank AG	10,241	42,132
Delticom AG	1,337	87,902
Deutsche Beteiligungs AG	2,815	55,485
Deutsche Wohnen AG	66,975	1,128,663
Deutz AG (a)	35,436	180,152
Dialog Semiconductor plc (a)	21,825	396,117
Douglas Holding AG	14,452	568,711
Dr. Hoenle AG	1,327	14,984
Draegerwerk AG & Co. KGaA	496	43,790
Drillisch AG	22,214	212,792
Duerr AG	4,098	252,607
Eckert & Ziegler AG	1,517	43,321
Elmos Semiconductor AG (c)	5,425	44,660
ElringKlinger AG (c)	14,732	350,468
Euromicron AG	3,399	80,100
Evotec AG (a)	59,728	161,461
First Sensor AG (c)	3,155	38,928
Freenet AG (c)	52,905	768,959
Fuchs Petrolub AG	1,525	78,060
GAGFAH S.A. (c)	36,892	351,993
Gerresheimer AG	14,057	662,025
Gerry Weber International AG	8,828	364,788
Gesco AG	1,577	119,910

Germany—(Continued)
GFK SE	7,350	$364,742
GFT Technologies AG	3,908	14,357
Gigaset AG (c)	25,477	46,904
Gildemeister AG	28,072	442,060
Grammer AG	7,267	127,142
Grenkeleasing AG	2,371	130,763
H&R WASAG AG	7,029	126,032
Hamburger Hafen und Logistik AG	6,901	176,472
Hansa Group AG (a)	5,987	21,375
Hawesko Holding AG	1,409	66,617
Heidelberger Druckmaschinen AG (c)	109,562	152,700
Highlight Communications AG	9,108	38,343
Homag Group AG	1,958	30,254
Indus Holding AG (c)	11,366	312,153
Init Innovation In Traffic Systems AG	2,460	54,276
Interseroh SE	906	67,013
Intershop Communications AG (a)	7,747	20,627
Isra Vision AG	1,562	32,822
IVG Immobilen AG (c)	46,968	93,359
Jenoptik AG (a)	24,161	153,071
Joyou AG (a)	318	3,018
Kloeckner & Co. SE	53,834	550,927
Koenig & Bauer AG	5,678	89,264
Kontron AG	29,362	180,861
Krones AG (c)	6,921	348,712
KSB AG	90	46,958
KUKA AG	12,769	287,166
KWS Saat AG	1,046	272,181
Leifheit AG	723	21,468
Leoni AG	15,029	573,300
Loewe AG	2,442	14,528
Lotto24 (a)	2,010	8,254
LPKF Laser & Electronics AG	4,281	66,564
Manz Automation AG (a)	1,098	34,520
MasterFlex AG	280	1,585
Medigene AG (a)	13,692	18,642
Mensch und Maschine Software SE	298	1,817
MLP AG	25,456	162,157
Mobotix AG (c)	2,035	48,962
Mologen AG (a)	2,834	30,468
Morphosys AG (a)	10,344	230,701
Muehlbauer Holding AG & Co. KGaA	868	24,051
MVV Energie AG	4,888	128,141
Nemetschek AG	2,378	88,240
Nexus AG (a)	1,012	10,042
Nordex AG (c)	25,596	96,486
NORMA Group	7,691	168,935
OHB Technology AG	1,713	27,602
Patrizia Immobilien AG (a)	13,737	76,559
Pfeiffer Vacuum Technology AG	4,312	438,915
Pfleiderer AG (a)	22,580	2,289
PNE Wind AG	24,816	50,788
Praktiker Bau- und Heimwerkermaerkte AG (c)	21,197	33,158
Progress-Werk Oberkirch AG	617	26,567
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie (a)	4,156	83,493
PVA TePla AG	3,358	12,384

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
QSC AG (a)	47,186	$130,802
R Stahl AG	1,205	41,043
Rational AG	1,474	351,372
Rheinmetall AG	17,496	857,480
Rhoen Klinikum AG (a) (c)	103,818	2,375,314
Ruecker AG	252	4,052
SAF-Holland S.A. (c)	24,678	138,826
SAG Solarstrom AG (a)	2,077	5,105
Salzgitter AG	10,072	414,041
Schaltbau Holding AG	751	74,382
SGL Carbon AG (a) (c)	28,680	1,121,913
Singulus Technologies AG (a) (c)	26,910	62,213
Sixt AG	9,029	151,077
SKW Stahl-Metallurgie Holding AG	3,298	52,261
Sky Deutschland AG (a) (c)	122,235	443,871
SMA Solar Technology AG (c)	1,185	40,605
SMT Scharf AG	1,669	43,648
Software AG	7,193	222,655
Solar-Fabrik AG (a)	785	1,987
Solarworld AG (c)	36,593	64,025
Stada Arzneimittel AG	28,443	867,648
STRATEC Biomedical AG	3,381	150,210
Stroer Out-of-Home Media AG (a)	8,708	85,665
Suss Microtec AG (a)	11,671	134,068
Symrise AG	41,865	1,271,746
TAG Immobilien AG (c)	54,002	507,448
Takkt AG	9,580	119,219
Telegate AG	1,805	13,250
Tipp24 SE	2,010	100,770
Tom Tailor Holding AG (a)	7,257	118,487
Tomorrow Focus AG (a)	5,486	24,103
TUI AG (c)	71,950	429,885
Verbio AG (a)	9,272	27,828
Vossloh AG	4,207	354,310
VTG AG	6,281	96,533
Wacker Construction Equipment AG	13,700	181,031
Washtec AG (a)	2,969	33,802
Wincor Nixdorf AG (c)	16,507	585,137
Wirecard AG	41,251	799,255
XING AG (a) (c)	1,747	101,875
zooplus AG (a)	635	20,741

		31,107,116

Greece—0.8%
Aegean Airlines S.A.	598	956
Alpha Bank A.E. (a)	201,317	323,690
Anek Lines S.A.	48,385	5,882
Attica Bank S.A. (a)	23,850	8,146
Bank of Cyprus plc (a)	596,049	214,232
Bank of Greece	11,668	171,176
Corinth Pipeworks S.A. (a)	20,790	19,663
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	51,248	11,578
EFG Eurobank Ergasias S.A. (a)	149,872	146,190
Ellaktor S.A.	80,800	112,621
Elval-Hellenic Aluminium Industry S.A. (a)	5,382	6,705

Greece—(Continued)
Folli Follie Group	18,502	$132,768
Forthnet S.A. (a)	56,130	6,802
Fourlis Holdings S.A.	22,201	29,084
Frigoglass S.A.	16,556	89,084
GEK Terna S.A.	35,756	41,287
Geniki Bank (a)	2,439	513
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	43,091	147,650
Hellenic Petroleum S.A.	50,348	301,595
Hellenic Telecommunications Organization S.A.	84,089	214,407
Iaso S.A.	9,418	6,921
Intracom Holdings S.A. (a)	38,557	8,856
Intralot S.A.	76,916	87,219
J&P-Avax S.A.	1,011	935
JUMBO S.A.	54,864	213,591
Lambrakis Press S.A. (a)	918	1,575
Lamda Development S.A. (a)	205	481
Marfin Investment Group S.A.	382,614	115,730
Marfin Popular Bank plc	374,483	40,576
Metka S.A.	12,895	112,166
Michaniki S.A.	26,207	5,381
Motor Oil Hellas Corinth Refineries S.A.	36,803	252,758
Mytilineos Holdings S.A.	58,222	183,233
National Bank of Greece S.A. (a)	312,620	564,583
OPAP S.A.	46,245	291,015
Piraeus Bank S.A.	568,927	187,735
Piraeus Port Authority S.A.	4,338	52,828
Proton Bank S.A.	14,856	3,478
Public Power Corp. S.A.	59,233	142,028
S&B Industrial Minerals S.A.	11,161	69,054
Sarantis S.A.	14,104	28,598
Sidenor Steel Products Manufacturing Co. S.A.	10,515	8,373
Teletypos S.A.	3,647	618
Terna Energy S.A.	21,417	37,545
The Athens Water Supply & Sewage Co. S.A.	19,714	75,227
Thessaloniki Water Supply & Sewage Co., S.A.	4,072	18,077
Titan Cement Co. S.A.	34,499	609,804
TT Hellenic Postbank S.A.	71,180	34,897
Viohalco HCA Industry S.A.	62,493	182,960

		5,320,271

Hong Kong—2.3%
Alco Holdings, Ltd.	136,000	31,066
Allan International Holdings, Ltd.	70,000	18,992
Allied Group, Ltd.	22,000	49,655
Allied Properties HK, Ltd.	1,774,024	228,063
Apac Resources, Ltd. (a)	2,300,000	84,375
Apollo Solar Energy Technology Holdings, Ltd. (a)	2,146,000	63,304
APT Satellite Holdings, Ltd. (a)	111,000	30,218
Ares Asia, Ltd. (a)	44,000	3,828
Artel Solutions Group Holdings, Ltd. (a)	970,000	11,032
Artini China Co., Ltd. (a)	171,000	3,120

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Arts Optical International Holdings	16,000	$4,372
Asia Financial Holdings, Ltd. (c)	300,000	112,143
Asia Satellite Telecommunications Holdings, Ltd.	66,000	170,405
Asia Standard International Group	240,000	37,029
Associated International Hotels, Inc. (a)	14,000	29,523
Aupu Group Holding Co., Ltd.	246,000	20,139
Automated Systems Holdings, Ltd. (a)	32,000	4,323
Bauhaus International Holdings, Ltd.	60,000	13,269
Bel Global Resources Holdings, Ltd. (a) (b)	520,000	9,518
Bio-Dynamic Group, Ltd. (a)	190,000	13,498
Birmingham International Holdings, Ltd. (a) (b)	1,110,000	21,748
Bonjour Holdings, Ltd.	594,000	85,761
Bossini International Holdings, Ltd.	438,000	27,538
Brightoil Petroleum Holdings, Ltd. (a)	70,000	13,853
Burwill Holdings, Ltd. (a)	1,294,000	22,027
C Y Foundation Group, Ltd. (a) (b)	1,040,000	0
Cafe de Coral Holdings, Ltd.	120,000	320,762
Capital Estate, Ltd. (a)	373,000	7,454
CCT Telecom Holdings, Ltd.	26,000	2,016
Century City International Holdings, Ltd.	616,000	42,478
Century Sunshine Group Holdings, Ltd.	265,000	7,453
Champion Technology Holdings, Ltd.	2,394,274	28,971
Chen Hsong Holdings, Ltd.	110,000	32,766
Cheuk Nang Holdings, Ltd.	70,822	27,840
Chevalier International Holdings, Ltd.	56,000	63,691
China Billion Resources, Ltd. (a) (b)	476,000	0
China Boon Holdings, Ltd. (a)	420,000	4,926
China Daye Non-Ferrous Metals Mining, Ltd. (a)	2,374,000	107,677
China Electronics Corp. Holdings Co., Ltd.	352,000	26,403
China Energy Development Holdings, Ltd. (a)	2,272,000	26,958
China Environmental Investment Holdings, Ltd. (a)	675,000	20,540
China Financial Services Holdings, Ltd. (a)	182,000	10,254
China Flavors & Fragrances Co., Ltd.	70,147	9,313
China Gamma Group, Ltd. (a)	325,000	6,299
China Infrastructure Investment, Ltd. (a)	626,000	18,145
China Mandarin Holdings, Ltd. (a)	25,120	1,900
China Metal International Holdings, Inc.	300,000	48,112
China Nuclear Industry 23 International Corp., Ltd. (a)	106,000	24,397
China Oriental Culture Group, Ltd. (a)	220,000	5,993
China Pipe Group, Ltd. (a)	780,000	2,587
China Public Procurement, Ltd. (a) (b) (c)	644,000	0
China Renji Medical Group, Ltd. (a) (b)	2,356,000	0
China Resources & Transportation Group, Ltd. (a)	3,700,000	129,131
China Solar Energy Holdings, Ltd. (a)	1,620,000	6,111
China Strategic Holdings, Ltd. (a)	770,000	14,101
China Ting Group Holdings, Ltd.	318,550	18,504
China WindPower Group, Ltd. (a)	1,800,000	64,454
China-Hongkong Photo Products Holdings, Ltd.	284,000	21,194
Chinney Investment, Ltd.	8,000	969
Chong Hing Bank, Ltd.	63,000	100,832
Chow Sang Sang Holdings International, Ltd.	130,000	253,608
Chu Kong Shipping Development Co., Ltd.	252,000	37,445

Hong Kong—(Continued)
Chuang’s China Investments, Ltd. (a)	341,000	$18,599
Chuang’s Consortium International, Ltd.	446,357	46,389
Citic 1616 Holdings, Ltd.	492,000	89,506
City Telecom HK, Ltd.	122,000	22,842
CK Life Sciences International Holdings, Inc. (a)	1,478,000	77,786
CNT Group, Ltd. (a)	246,000	12,077
Continental Holdings, Ltd.	780,000	8,665
Cosmos Machinery (a)	126,000	7,034
CP Lotus Corp. (a)	1,750,000	46,424
Cross-Harbour Holdings, Ltd.	86,000	68,496
CSI Properties, Ltd.	1,584,023	68,649
CST Mining Group, Ltd. (a)	8,984,000	140,980
Culture Landmark Investment, Ltd. (a)	1,728,000	11,137
Culturecom Holdings, Ltd. (a)	375,000	64,386
Dah Sing Banking Group, Ltd.	83,200	75,368
Dah Sing Financial Holdings, Ltd.	41,200	128,550
Dan Form Holdings Co., Ltd. (a)	568,000	67,859
Dejin Resources Group Co., Ltd. (a)	493,000	4,836
Dickson Concepts International, Ltd.	112,000	60,303
Dingyi Group Investment, Ltd.	455,000	11,696
DVN Holdings, Ltd.	240,000	7,618
Eagle Nice International Holdings, Ltd. (b)	120,000	26,760
EcoGreen Fine Chemicals Group, Ltd.	90,000	15,792
Emperor Entertainment Hotel, Ltd.	275,000	49,309
Emperor International Holdings, Ltd.	691,250	132,398
Emperor Watch & Jewellery, Ltd. (c)	1,300,000	119,068
ENM Holdings, Ltd. (a)	556,000	32,938
EPI Holdings, Ltd. (a)	522,000	11,594
eSun Holdings, Ltd.	332,000	40,093
EVA Precision Industrial Holdings, Ltd.	530,000	43,665
Fairwood, Ltd.	35,500	66,107
Far East Consortium	600,503	112,239
Fountain Set Holdings, Ltd.	338,000	37,799
Frasers Property China, Ltd. (a)	114,000	4,050
G-Resources Group, Ltd. (a)	7,494,000	422,779
Genting Hong Kong, Ltd. (a)	101,229	32,621
Get Nice Holdings, Ltd.	1,546,000	58,212
Giordano International, Ltd. (c)	798,000	567,060
Glorious Sun Enterprises, Ltd.	262,000	81,227
Gold Peak Industries Holding, Ltd.	277,714	26,659
Golden Resources Development International, Ltd.	370,000	17,283
Goldin Financial Holdings, Ltd. (a)	200,000	23,718
Goldin Properties Holdings, Ltd.	286,000	113,086
Good Fellow Resources Holdings, Ltd. (a)	190,000	5,939
Greenheart Group, Ltd.	126,000	7,274
Guangnan Holdings	264,000	31,492
Guotai Junan International Holdings, Ltd.	190,000	70,063
Haitong International Securities Group, Ltd.	125,577	46,178
Hans Energy Co., Ltd. (a)	402,000	5,000
Harbour Centre Development, Ltd.	86,000	109,191
HKR International, Ltd.	370,400	136,572
Hon Kwok Land Investment Co., Ltd.	140,000	48,183
Hong Kong Ferry Holdings	10,000	8,266
Hongkong Chinese, Ltd. (a)	920,000	146,689
Hsin Chong Construction Group, Ltd.	140,000	15,543

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Huafeng Group Holdings, Ltd.	460,000	$12,788
Hung Hing Printing Group, Ltd.	252,000	39,069
Hutchison Telecommunications Hong Kong Holdings, Ltd.	64,000	29,681
Hybrid Kinetic Group, Ltd. (a)	2,074,000	35,001
IDT International, Ltd. (a)	406,000	6,279
Imagi International Holdings, Ltd. (a)	2,331,000	30,855
IPE Group, Ltd.	170,000	13,645
IRC, Ltd. (a)	336,000	37,195
IT, Ltd.	250,000	108,989
ITC Properties Group, Ltd. (a)	81,000	24,084
Jinhui Holdings, Ltd.	110,000	20,644
Jiuzhou Development Co., Ltd.	218,000	18,871
JLF Investment Co., Ltd.	360,000	20,072
K Wah International Holdings, Ltd. (c)	765,983	301,442
Kam Hing International Holdings, Ltd.	196,000	15,613
Kantone Holdings, Ltd.	930,000	7,769
Keck Seng Investments, Ltd.	94,000	39,022
Kin Yat Holdings, Ltd.	14,000	1,507
King Stone Energy Group, Ltd. (a)	566,000	36,301
Kingmaker Footwear Holdings, Ltd.	102,000	15,784
Kingston Financial Group, Ltd.	1,855,000	174,951
Kith Holdings, Ltd.	42,000	4,042
Kiu Hung Energy Holdings, Ltd.	960,000	5,965
Ko Yo Ecological Agrotech Group, Ltd.	2,680,000	44,799
Kosmopolito Hotels International, Ltd.	318,000	58,396
Kowloon Development Co., Ltd.	153,000	155,417
Lai Sun Development Co., Ltd. (a)	6,465,666	94,993
Lai Sun Garment International, Ltd. (a)	430,000	35,365
LAM Soon Hong Kong, Ltd.	15,000	7,782
Lee & Man Handbags Holding, Ltd. (a)	190,000	20,845
Lee & Man Holding, Ltd.	190,000	97,086
Lee’s Pharmaceutical Holdings, Ltd.	30,000	14,026
Lerado Group Holdings Co.	202,000	17,329
Lippo China Resources, Ltd.	2,106,000	45,586
Lippo, Ltd.	122,000	50,174
Lisi Group Holdings, Ltd. (a)	400,000	15,468
Liu Chong Hing Investment, Ltd.	80,000	74,135
Longrun Tea Group Co., Ltd. (a)	260,000	9,384
Luen Thai Holdings, Ltd.	156,000	17,630
Luk Fook Holdings International, Ltd. (c)	145,000	304,215
Luks Group Vietnam Holdings Co., Ltd.	68,000	13,429
Lung Cheong International Holdings, Ltd. (a)	551,254	17,489
Lung Kee Bermuda Holdings, Ltd.	74,000	26,891
Magnificent Estates, Ltd.	868,000	31,540
Man Yue International Holdings, Ltd.	88,000	16,398
Matrix Holdings, Ltd.	36,000	7,703
Mei Ah Entertainment Group, Ltd.	800,000	9,789
Melco International Development, Ltd. (a)	458,000	369,134
Midland Holdings, Ltd.	352,000	172,087
Ming Fai International Holdings, Ltd.	145,000	11,943
Ming Fung Jewellery Group, Ltd.	1,240,000	64,587
Miramar Hotel & Investment Co., Ltd.	4,000	4,307
Modern Beauty Salon Holdings, Ltd.	56,000	6,865
Mongolia Energy Corp., Ltd. (a)	1,688,000	89,036
Nan Nan Resources Enterprise, Ltd. (a)	142,000	17,297
National Electronic Holdings	142,000	17,161

Hong Kong—(Continued)
Natural Beauty Bio-Technology, Ltd.	240,000	$38,256
Neo-Neon Holdings, Ltd.	248,500	34,124
Net2Gather China Holdings, Ltd.	1,024,000	10,481
New Century Group Hong Kong, Ltd.	912,000	17,837
New Focus Auto Tech Holdings, Ltd. (a)	12,000	1,857
New Smart Energy Group, Ltd. (a)	1,700,000	9,060
New TImes Energy Corp., Ltd. (a)	204,200	23,464
Neway Group Holdings, Ltd.	1,610,000	3,552
Newocean Energy Holdings, Ltd.	350,000	74,348
Next Media, Ltd.	318,000	23,066
Norstar Founders Group, Ltd. (b)	120,000	0
North Asia Resources Holdings, Ltd. (a) (b)	335,000	12,091
Orange Sky Golden Harvest Entertainment Holdings, Ltd.	555,882	25,582
Oriental Watch Holdings (c)	219,600	58,649
Pacific Andes International Holdings, Ltd. (a)	995,323	60,072
Pacific Basin Shipping, Ltd.	918,000	393,160
Pacific Textile Holdings, Ltd.	260,000	159,821
Paliburg Holdings, Ltd.	362,000	109,149
Pan Asia Environmental Protection Group, Ltd.	194,000	20,169
Pearl Oriental Innovation, Ltd. (a)	703,000	47,520
Pico Far East Holdings, Ltd.	382,000	94,680
Playmates Holdings, Ltd.	36,000	16,779
PME Group, Ltd. (a)	770,000	12,009
PNG Resources Holdings, Ltd. (a)	1,520,000	20,626
Polytec Asset Holdings, Ltd.	575,000	55,458
Public Financial Holdings, Ltd.	166,000	67,352
PYI Corp., Ltd.	1,524,366	32,558
Regal Hotels International Holdings, Ltd.	454,000	168,028
Richfield Group Holdings, Ltd.	528,000	24,119
Rising Development Holdings (a)	272,000	20,335
Rivera Holdings, Ltd.	20,000	521
SA SA International Holdings, Ltd.	386,000	243,375
Sandmartin International Holdings, Ltd.	104,000	14,888
SEA Holdings, Ltd.	94,000	40,664
Shenyin Wanguo HK, Ltd.	155,000	50,914
Shenzhen High-Tech Holdings, Ltd. (a)	120,000	7,631
Shougang Concord Grand Group (a)	206,000	8,113
Shougang Concord Technology Holdings, Ltd. (a)	634,000	28,852
Shun Tak Holdings, Ltd.	753,500	261,914
Sing Tao News Corp., Ltd.	276,000	35,646
Singamas Container Holdings, Ltd.	690,000	149,881
Sino-Tech International Holdings, Ltd. (b)	2,500,000	22,558
Sinocop Resources Holdings, Ltd. (a)	390,000	35,421
Sinopoly Battery, Ltd. (a)	2,740,000	108,987
SIS International Holdings	16,000	5,981
SmarTone Telecommunications Holdings, Ltd.	153,000	293,891
SOCAM Development, Ltd.	157,876	153,060
Solomon Systech International, Ltd.	656,000	18,071
Soundwill Holdings, Ltd.	4,000	6,029
South China China, Ltd.	496,000	36,443
Stella International Holdings, Ltd.	36,500	90,572
Stelux Holdings International, Ltd.	195,000	43,573
Success Universe Group, Ltd.	240,000	6,292
Suga International Holdings, Ltd.	26,000	6,716
Sun Hing Vision Group Holdings, Ltd.	42,000	14,482

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Sun Hung Kai & Co., Ltd.	379,601	$188,518
Sun Innovation Holdings, Ltd.	1,950,000	28,369
Sunwah Kingsway Capital Holdings, Ltd.	894,000	13,575
Superb Summit International Timber Co., Ltd. (a) (b)	1,555,000	27,661
Sustainable Forest Holdings, Ltd. (a)	2,220,000	45,766
Symphony Holdings, Ltd.	204,000	8,678
Tai Cheung Holdings, Ltd.	250,000	170,776
Talent Property Group, Ltd. (a)	420,000	12,858
Tan Chong International, Ltd.	63,000	16,241
Tao Heung Holdings, Ltd.	14,000	7,118
Taung Gold International, Ltd. (a) (c)	700,000	14,347
Texwinca Holdings, Ltd.	238,000	226,175
The United Laboratories International Holdings, Ltd. (c)	281,000	117,247
Theme International Holdings, Ltd.	400,000	6,048
Titan Petrochemicals Group, Ltd.	1,000,000	31,709
Tom Group, Ltd. (a)	628,000	52,962
Tongda Group Holdings, Ltd.	1,350,000	50,012
Top Form International, Ltd.	126,000	4,923
Town Health International Investments, Ltd.	176,000	14,854
Tradelink Electronic Commerce, Ltd.	356,000	49,259
Transport International Holdings, Ltd.	108,400	211,383
Trinity, Ltd.	322,000	204,374
TSC Offshore Group, Ltd. (a)	156,000	23,360
Tse Sui Luen Jewellery International, Ltd.	40,000	27,689
Tysan Holdings, Ltd.	104,000	20,670
Universal Technologies Holdings, Ltd.	350,000	16,917
Up Energy Development Group, Ltd. (a)	46,000	4,741
Upbest Group, Ltd.	8,000	681
Value Convergence Holdings, Ltd. (a)	80,000	10,923
Value Partners Group, Ltd. (c)	334,000	163,642
Vantage International Holdings, Ltd. (a)	264,000	16,345
Varitronix International, Ltd.	164,000	69,504
Vedan International Holdings, Ltd.	296,000	18,704
Veeko International Holdings, Ltd.	460,000	11,130
Victory City International Holdings	411,139	41,233
Vision Values Holdings, Ltd.	80,000	2,387
Vitasoy International Holdings, Ltd.	380,000	319,114
VST Holdings, Ltd.	364,000	63,828
Wah Nam International Holdings, Ltd. (a) (c)	2,336,770	167,529
Wai Kee Holdings, Ltd. (a)	54,000	9,616
Wang On Group, Ltd.	1,780,000	18,642
Water Oasis Group, Ltd.	164,000	23,874
Win Hanverky Holdings, Ltd.	194,000	16,351
Wing On Co. International, Ltd.	46,000	96,974
Wing Tai Properties, Ltd.	280,000	146,635
WO KEE Hong Holdings, Ltd. (a)	87,500	1,725
Xingye Copper International Group, Ltd.	120,000	14,104
Yeebo International Holdings	158,000	26,069
YGM Trading, Ltd.	39,000	91,742
Yugang International, Ltd.	1,466,000	8,159

		15,497,803

Ireland—0.9%
Aer Lingus Group plc (a)	42,387	54,136

Ireland—(Continued)
Allied Irish Banks plc	170,284	$14,543
C&C Group plc	200,973	857,968
C&C Group plc (Settlement Issue)	3,081	13,218
DCC plc	50,148	1,161,993
FBD Holdings plc	14,208	144,805
Glanbia plc	46,699	345,421
Glanbia plc (Settlement Issue) (c)	9,468	70,027
Grafton Group plc	110,585	392,430
IFG Group plc	54,623	94,775
Independent News & Media plc (a)	39,432	9,990
Irish Continental Group plc	5,874	113,037
Kenmare Resources plc (a)	145,693	91,427
Kingspan Group plc (a)	63,509	514,935
Paddy Power plc	27,063	1,767,080
Smurfit Kappa Group plc	80,404	540,130
United Drug plc	99,373	260,729

		6,446,644

Israel—0.9%
Africa Israel Investments, Ltd.	39,998	117,360
Africa Israel Properties, Ltd.	5,488	39,025
Africa Israel Residences, Ltd.	880	8,597
Airport City, Ltd. (a)	15,321	66,613
AL-ROV Israel, Ltd.	2,219	41,284
Albaad Massuot Yitzhak, Ltd.	23	200
Alon Holdings Blue Square, Ltd.	5,473	12,301
Alrov Properties & Lodgings, Ltd.	1,554	22,354
Alvarion, Ltd. (a)	27,218	10,203
Amot Investments, Ltd.	26,459	56,869
AudioCodes, Ltd. (a)	17,523	31,303
Avgol Industries 1953, Ltd.	45,163	30,654
Azorim-Investment Development & Construction Co., Ltd.	4,438	3,756
Babylon, Ltd.	12,473	111,612
Bayside Land Corp.	326	60,164
Big Shopping Centers 2004, Ltd.	716	15,785
Biocell, Ltd. (a)	2,190	14,013
BioLine RX, Ltd. (a)	25,645	6,201
Blue Square Real Estate, Ltd.	374	6,560
Ceragon Networks, Ltd. (a)	14,799	130,086
Clal Biotechnology Industries, Ltd. (a)	14,804	44,752
Clal Industries and Investments, Ltd.	28,708	84,245
Clal Insurance Enterprise Holdings, Ltd.	9,499	92,427
Compugen, Ltd. (USD) (a)	9,735	37,577
Delek Automotive Systems, Ltd.	13,171	85,856
Delta-Galil Industries, Ltd.	3,792	33,796
Direct Insurance Financial Investments, Ltd.	5,783	11,839
DS Apex Holdings, Ltd.	5,193	17,850
El Al Israel Airlines	83,273	8,759
Elbit Imaging, Ltd.	4,496	9,543
Elbit Systems, Ltd.	1,438	49,761
Electra, Ltd.	834	61,970
Elron Electronic Industries	7,585	28,956
Equital, Ltd. (a)	550	3,890
Evogene, Ltd. (a)	12,243	55,061
EZchip Semiconductor, Ltd. (a)	9,853	406,881
First International Bank of Israel, Ltd.	9,359	91,777

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Israel—(Continued)
FMS Enterprises Migun, Ltd.	910	$11,558
Formula Systems 1985, Ltd.	4,463	70,903
Frutarom Industries, Ltd.	18,076	170,328
Gilat Satellite Networks, Ltd. (a)	12,836	41,171
Given Imaging, Ltd. (a)	6,595	104,759
Golf & Co., Ltd.	6,101	17,058
Granite Hacarmel Investments, Ltd.	15,628	17,103
Hadera Paper, Ltd.	1,046	40,702
Harel Insurance Investments & Financial Services, Ltd.	4,868	147,103
Hot Telecommunication System, Ltd.	7,243	56,223
Industrial Buildings Corp.	43,794	50,250
Israel Discount Bank, Ltd. (a)	199,065	207,735
Ituran Location & Control, Ltd.	7,870	86,872
Jerusalem Oil Exploration (a)	5,621	94,380
Kamada, Ltd. (a)	8,778	65,368
Kardan Yazamut (a)	51	7
Kerur Holdings, Ltd.	931	8,930
Maabarot Products, Ltd.	4,183	35,827
Magic Software Enterprises, Ltd. (a)	8,833	49,181
Matrix IT, Ltd.	17,381	73,076
Melisron, Ltd. (a)	5,041	84,697
Mellanox Technologies, Ltd. (a)	10,054	725,088
Menorah Mivtachim Holdings, Ltd.	12,198	71,990
Migdal Insurance & Financial Holding, Ltd.	105,771	124,577
Mizrahi Tefahot Bank, Ltd.	41,443	322,839
Naphtha Israel Petroleum Corp., Ltd. (a)	16,060	49,585
Neto ME Holdings, Ltd. (a)	1,150	35,641
NICE Systems, Ltd. (a)	22	803
Nitsba Holdings 1995, Ltd.	13,289	94,167
Nova Measuring Instruments, Ltd. (a)	10,093	92,107
Oil Refineries, Ltd.	367,242	180,645
Ormat Industries, Ltd.	27,534	137,405
Osem Investments, Ltd.	13,851	189,741
Paz Oil Co., Ltd.	2,004	228,016
Plasson	1,511	35,490
Rami Levi Chain Stores Hashikma Marketing 2006, Ltd.	2,119	60,100
Retalix, Ltd.	8,987	178,380
Scailex Corp., Ltd.	2,628	3,759
Shikun & Binui, Ltd.	74,644	104,768
Shufersal, Ltd.	34,594	84,086
Space Communication, Ltd. (a)	2,951	39,463
Strauss Group, Ltd.	12,514	121,654
Suny Electronics, Ltd.	3,311	4,389
The Israel Land Development Co., Ltd.	3,950	26,221
The Phoenix Holdings, Ltd.	26,343	50,250
Tower Semiconductor, Ltd. (a)	127,663	87,828
Union Bank of Israel, Ltd.	11,952	34,823

		6,426,926

Italy—2.6%
A2A S.p.A. (c)	51,432	27,637
ACEA S.p.A.	33,065	197,116
AcegasAps S.p.A.	8,490	38,323
Acotel Group S.p.A.	81	2,402

Italy—(Continued)
Aedes S.p.A. (a)	164,113	$16,646
Alerion Cleanpower S.p.A.	10,865	47,909
Amplifon S.p.A.	45,563	213,378
Ansaldo STS S.p.A. (a)	36,919	262,382
Arnoldo Mondadori Editore S.p.A. (c)	53,898	60,636
Ascopiave S.p.A.	18,158	18,651
Astaldi S.p.A.	32,469	206,519
Autogrill S.p.A.	54,430	494,310
Azimut Holding S.p.A.	49,548	510,376
Banca Carige S.p.A. (c)	206,852	180,295
Banca Finnat Euramerica S.p.A.	50,851	16,584
Banca Generali S.p.A.	20,173	232,756
Banca IFIS S.p.A.	6,177	38,998
Banca Popolare dell’Emilia Romagna Scrl	158,332	853,981
Banca Popolare dell’Etruria e del Lazio (a)	31,642	41,598
Banca Popolare di Milano Scarl (c)	1,773,934	850,792
Banca Popolare di Sondrio	147,086	900,367
Banca Profilo S.p.A.	103,313	34,922
Banco di Desio e della Brianza S.p.A.	20,306	47,840
Banco Popolare S.C. (c)	787,974	1,059,219
BasicNet S.p.A.	9,826	26,404
Biesse S.p.A.	6,021	24,767
Bonifica Ferraresi e Imprese Agricole S.p.A.	819	38,336
Brembo S.p.A.	17,718	176,417
Brioschi Sviluppo Immobiliare S.p.A. (a)	34,077	3,800
Buzzi Unicem S.p.A.	39,838	375,288
Cairo Communication S.p.A.	9,136	30,744
Caltagirone Editore S.p.A.	6,273	6,708
Carraro S.p.A.	5,504	10,837
Cementir Holding S.p.A.	28,156	52,680
CIR-Compagnie Industriali Riunite S.p.A. (c)	236,036	232,630
Credito Artigiano S.p.A.	24,200	24,846
Credito Bergamasco S.p.A.	1,543	21,293
Credito Emiliano S.p.A.	44,882	163,952
d’Amico International Shipping S.A.	827	423
Danieli & C Officine Meccaniche S.p.A. (c)	6,526	136,539
Datalogic S.p.A.	8,267	68,113
De’Longhi S.p.A.	16,034	154,367
DeA Capital S.p.A. (a)	18,071	29,438
DiaSorin S.p.A. (c)	10,148	295,967
EEMS Italia S.p.A. (a)	5,312	1,640
Ei Towers (a)	3,485	73,341
Elica S.p.A.	1,718	1,424
Engineering Ingegneria Informatica S.p.A.	2,285	75,410
ERG S.p.A.	25,612	162,055
Esprinet S.p.A.	13,663	55,542
Eurotech S.p.A. (a)	13,076	19,301
Falck Renewables S.p.A.	64,793	69,049
Fiera Milano S.p.A.	6,655	26,391
Finmeccanica S.p.A. (c)	202,961	820,766
FNM S.p.A. (a)	7,698	2,246
Fondiaria-Sai S.p.A. (c)	14,897	17,645
Gas Plus	3,786	25,414
Gemina S.p.A.	405,139	312,174
Geox S.p.A. (c)	44,271	97,974
Gruppo Editoriale L’Espresso S.p.A. (c)	67,388	51,794
Gruppo MutuiOnline S.p.A.	5,404	19,760

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Hera S.p.A. (c)	310,168	$436,836
IMMSI S.p.A.	87,308	45,333
Impregilo S.p.A. (c)	130,654	558,481
Indesit Co. S.p.A.	25,444	106,749
Industria Macchine Automatiche S.p.A.	3,443	58,288
Interpump Group S.p.A. (c)	35,866	273,247
Iren S.p.A. (c)	195,614	77,125
Italcementi S.p.A. (c)	37,433	183,870
Italmobiliare S.p.A.	4,014	62,445
Juventus Football Club S.p.A. (a)	147,435	34,049
KME Group S.p.A.	80,757	30,396
Landi Renzo S.p.A. (c)	31,132	53,419
Lottomatica S.p.A.	23,515	454,248
Maire Tecnimont S.p.A.	117,283	97,450
Marcolin S.p.A.	7,437	44,176
Mariella Burani S.p.A. (b)	6,116	0
MARR S.p.A.	15,560	145,577
Mediaset S.p.A. (c)	139,315	243,736
Mediolanum S.p.A. (c)	97,677	345,143
Milano Assicurazioni S.p.A.	484,485	166,818
Molecular Medicine S.p.A. (a)	23,641	12,897
Nice S.p.A. (a)	9,890	32,351
Piaggio & C S.p.A.	80,344	201,605
Piccolo Credito Valtellinese Scarl	112,363	166,370
Poltrona Frau S.p.A.	22,268	26,834
Prelios S.p.A. (c)	325,911	52,332
Premafin Finanziaria S.p.A. (c)	43,094	10,898
Prima Industrie S.p.A.	243	2,414
Prysmian S.p.A.	67,197	1,005,085
RCS MediaGroup S.p.A. (a) (c)	83,637	55,532
Recordati S.p.A.	40,365	287,208
Reno de Medici S.p.A.	38,858	5,806
Reply S.p.A.	1,870	41,214
Retelit S.p.A. (a)	9,842	4,287
Sabaf S.p.A.	1,021	12,670
SAES Getters S.p.A.	1,416	12,573
Safilo Group S.p.A. (c)	20,664	122,532
Saras S.p.A.	171,321	166,894
SAVE S.p.A.	4,639	38,532
Screen Service Broadcasting Technologies S.p.A.	8,666	2,130
Seat Pagine Gialle S.p.A. (c)	402,113	15,995
Snai S.p.A. (a)	21,135	24,835
Societa Cattolica di Assicurazioni Scrl	23,124	275,380
Societa Iniziative Autostradali e Servizi S.p.A. (c)	30,419	214,600
Sogefi S.p.A.	25,543	62,716
SOL S.p.A.	13,975	72,717
Sorin S.p.A. (c)	146,414	318,490
Telecom Italia Media S.p.A.	227,575	46,484
Tiscali S.p.A. (a) (c)	802,477	31,720
Tod’s S.p.A. (c)	4,903	492,528
Trevi Finanziaria S.p.A. (c)	16,165	90,049
Uni Land S.p.A. (b)	4,937	0
Unipol Gruppo Finanziario S.p.A. (c)	6,343	142,775
Vianini Lavori S.p.A.	2,113	7,871
Vittoria Assicurazioni S.p.A.	16,042	89,296

Italy—(Continued)
Yoox S.p.A. (a) (c)	20,566	$297,656
Zignago Vetro S.p.A. (a)	14,414	86,789

		18,006,563

Japan—24.9%
A&A Material Corp. (a) (c)	23,000	23,530
A&D Co., Ltd.	9,200	35,613
Accordia Golf Co., Ltd. (c)	483	320,092
Achilles Corp.	94,000	123,988
ADEKA Corp.	44,000	381,899
Aderans Co., Ltd. (c)	10,600	129,863
Advan Co., Ltd.	6,500	66,191
Aeon Delight Co., Ltd.	9,600	220,510
Aeon Fantasy Co., Ltd.	3,100	44,351
Aeon Hokkaido Corp.	6,300	28,210
Agrex, Inc.	900	8,402
Ahresty Corp.	10,300	82,230
Ai Holdings Corp. (c)	24,600	133,706
Aica Kogyo Co., Ltd. (c)	23,600	355,166
Aichi Corp.	15,400	69,156
Aichi Steel Corp.	53,000	213,762
Aichi Tokei Denki Co., Ltd.	14,000	51,746
Aida Engineering, Ltd.	30,600	192,293
Aigan Co., Ltd.	6,800	25,955
Ain Pharmaciez, Inc. (c)	3,500	210,596
Aiphone Co., Ltd.	7,600	152,043
Airport Facilities Co., Ltd.	13,100	58,844
Aisan Industry Co., Ltd.	14,900	138,077
Akebono Brake Industry Co., Ltd. (c)	31,700	152,203
Alconix Corp.	2,400	48,589
Allied Telesis Holdings KK	44,500	39,788
Alpen Co., Ltd. (c)	7,200	140,795
Alpha Corp.	2,200	25,617
Alpha Systems, Inc.	2,640	35,453
Alpine Electronics, Inc. (c)	22,600	269,994
Alps Electric Co., Ltd. (c)	73,100	515,773
Alps Logistics Co., Ltd.	4,100	41,062
Altech Corp.	3,300	25,314
Amano Corp.	27,000	230,034
Amiyaki Tei Co., Ltd.	17	39,495
Amuse, Inc.	2,600	34,357
Ando Corp.	43,000	62,126
Anest Iwata Corp.	14,000	64,732
Anrakutei Co., Ltd.	3,000	15,293
Anritsu Corp. (c)	43,000	486,997
AOC Holdings, Inc.	23,100	94,044
Aohata Corp.	1,000	16,829
AOI Electronic Co., Ltd.	1,800	27,724
AOKI Holdings, Inc. (c)	11,200	235,265
Aoyama Trading Co., Ltd.	28,000	572,748
Arakawa Chemical Industries, Ltd.	7,900	66,788
Arata Corp.	1,000	4,967
Araya Industrial Co., Ltd.	26,000	36,922
Arc Land Sakamoto Co., Ltd. (c)	7,700	120,955
Arcs Co., Ltd.	12,264	261,742
Argo Graphics, Inc.	2,300	30,997

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Ariake Japan Co., Ltd.	5,600	$117,062
Arisawa Manufacturing Co., Ltd.	18,900	55,472
Arnest One Corp.	19,600	248,749
Artnature, Inc.	100	1,267
As One Corp.	6,200	123,948
Asahi Co., Ltd. (c)	7,600	125,326
Asahi Diamond Industrial Co., Ltd. (c)	23,000	263,520
Asahi Holdings, Inc. (c)	9,600	194,659
Asahi Kogyosha Co., Ltd.	10,000	38,160
Asahi Net, Inc.	5,000	23,017
Asahi Organic Chemicals Industry Co., Ltd.	37,000	92,838
Asanuma Corp.	29,000	23,110
Asatsu-DK, Inc. (c)	14,400	404,827
Asax Co., Ltd.	18	19,412
Ashimori Industry Co., Ltd. (c)	21,000	28,401
ASICS Trading Co., Ltd.	800	12,122
ASKA Pharmaceutical Co., Ltd.	12,000	71,547
ASKUL Corp.	11,100	126,969
Asunaro Aoki Construction Co., Ltd.	8,000	41,049
Atom Corp. (c)	31,000	137,356
Atsugi Co., Ltd.	85,000	104,604
Autobacs Seven Co., Ltd.	12,900	631,560
Avex Group Holdings, Inc.	13,300	197,073
Axell Corp. (c)	3,800	70,172
Bando Chemical Industries, Ltd.	44,000	166,481
Bank of the Ryukyus, Ltd. (c)	19,600	244,722
Belc Co., Ltd.	5,400	77,117
Belluna Co., Ltd.	12,700	100,776
Benefit One, Inc.	42	38,370
Best Denki Co., Ltd.	24,000	43,413
BIC Camera, Inc. (c)	227	113,159
BML, Inc.	4,900	122,178
Bookoff Corp.	3,900	32,937
Bunka Shutter Co., Ltd.	29,000	125,292
C Uyemura & Co., Ltd.	300	11,350
CAC Corp. (c)	7,300	57,727
Calsonic Kansei Corp.	68,000	369,162
Can Do Co., Ltd.	92	114,630
Canon Electronics, Inc.	8,700	182,492
Capcom Co., Ltd. (c)	21,500	449,623
Carchs Holdings Co., Ltd. (a)	19,700	7,182
Cawachi, Ltd.	8,000	175,985
Central Glass Co., Ltd.	91,000	354,154
Central Security Patrols Co., Ltd.	3,300	33,077
Central Sports Co., Ltd. (c)	2,200	30,347
CFS Corp.	4,400	21,393
Chino Corp.	14,000	37,021
Chiyoda Co., Ltd.	10,200	220,823
Chiyoda Integre Co., Ltd.	7,000	80,402
Chofu Seisakusho Co., Ltd. (c)	8,200	186,460
Chori Co., Ltd.	60,000	80,170
Chubu Shiryo Co., Ltd.	11,400	75,046
Chudenko Corp.	12,400	125,677
Chuetsu Pulp & Paper Co., Ltd.	55,000	104,594
Chugai Mining Co., Ltd.	67,700	15,360
Chugai Ro Co., Ltd.	35,000	108,037
Chugoku Marine Paints, Ltd.	33,000	159,625

Japan—(Continued)
Chuo Denki Kogyo Co., Ltd. (c)	11,100	$51,085
Chuo Spring Co., Ltd.	16,000	58,491
CKD Corp.	32,300	224,414
Clarion Co., Ltd. (c)	50,000	115,522
Cleanup Corp.	11,500	78,503
CMIC Co., Ltd.	4,900	74,099
CMK Corp.	26,400	111,125
Coca-Cola Central Japan Co., Ltd. (c)	11,400	148,142
cocokara fine, Inc.	5,900	195,012
Colowide Co., Ltd. (c)	22,500	177,124
Computer Engineering & Consulting, Ltd.	4,600	24,947
Computer Institute of Japan, Ltd.	2,000	8,094
COMSYS Holdings Corp. (c)	51,500	604,982
Core Corp.	3,000	25,876
Corona Corp.	7,300	96,130
Cosel Co., Ltd. (c)	10,100	142,337
Cosmos Initia Co., Ltd. (a)	4,500	35,014
Cosmos Pharmaceutical Corp. (c)	3,500	232,255
Create Medic Co., Ltd. (c)	1,800	18,126
Cross Plus, Inc.	1,100	11,332
CTI Engineering Co., Ltd.	6,100	35,966
Cybernet Systems Co., Ltd.	39	10,693
Cybozu, Inc.	119	37,825
Dai Nippon Toryo Co., Ltd. (c)	70,000	77,483
Dai-Dan Co., Ltd. (c)	16,000	100,986
Dai-Ichi Kogyo Seiyaku Co., Ltd.	19,000	54,468
Daibiru Corp.	23,300	178,734
Daido Kogyo Co., Ltd.	12,000	23,058
Daido Metal Co., Ltd. (c)	16,000	172,644
Daidoh, Ltd.	11,200	79,038
Daifuku Co., Ltd.	45,500	286,095
Daihatsu Diesel Manufacturing Co., Ltd.	7,000	24,242
Daihen Corp.	59,000	200,531
Daiho Corp. (c)	31,000	40,344
Daiichi Chuo Kisen Kaisha (c)	74,000	84,770
Daiichi Jitsugyo Co., Ltd.	20,000	100,071
Daiichi Kigenso Kagaku-Kogyo Co., Ltd. (c)	1,600	39,471
Daiken Corp.	35,000	95,431
Daiki Aluminium Industry Co., Ltd. (c)	16,000	48,627
Daiki Ataka Engineering Co., Ltd.	3,000	10,303
Daiko Clearing Services Corp.	3,000	10,902
Daikoku Denki Co., Ltd.	3,700	64,574
Daikokutenbussan Co., Ltd. (c)	2,900	75,180
Daikyo, Inc. (c)	135,000	355,657
Dainichi Co., Ltd.	4,100	35,482
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	38,000	165,318
Daio Paper Corp.	40,000	252,916
Daiseki Co., Ltd. (c)	15,900	276,347
Daiseki Eco. Solution Co., Ltd.	10	19,032
Daishinku Corp.	3,000	9,393
Daiso Co., Ltd.	39,000	117,536
Daisue Construction Co., Ltd. (a)	37,000	27,565
Daisyo Corp. (c)	3,600	46,526
Daito Electron Co., Ltd.	800	3,787
Daito Pharmaceutical Co., Ltd. (c)	3,400	46,194
Daiwa Industries, Ltd.	15,000	71,987

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Daiwabo Holdings Co., Ltd.	106,000	$199,266
DC Co., Ltd.	11,500	40,074
DCM Japan Holdings Co., Ltd. (c)	43,600	308,701
Denki Kogyo Co., Ltd.	36,000	188,492
Denyo Co., Ltd.	9,800	125,021
Descente, Ltd.	24,000	143,788
DMW Corp.	700	13,160
Doshisha Co., Ltd.	6,000	166,937
Doutor Nichires Holdings Co., Ltd.	14,700	188,525
Dr. Ci:Labo Co., Ltd. (c)	62	211,566
Dream Incubator, Inc. (a)	9	8,092
DTS Corp.	12,000	151,648
Dunlop Sports Co., Ltd.	7,100	87,463
Duskin Co., Ltd.	25,700	489,613
Dwango Co., Ltd. (c)	59	76,867
Dydo Drinco, Inc. (c)	4,300	187,267
Dynic Corp.	16,000	30,197
eAccess, Ltd. (c)	872	170,466
Eagle Industry Co., Ltd. (c)	14,000	129,384
Earth Chemical Co., Ltd.	4,500	164,887
Ebara Corp. (c)	76,000	294,330
Ebara Jitsugyo Co., Ltd.	1,100	16,528
Ebara-Udylite Co., Ltd.	800	22,962
EDION Corp. (c)	40,900	205,100
Eidai Co., Ltd.	9,000	41,295
Eiken Chemical Co., Ltd.	7,000	100,667
Eizo Nanao Corp. (c)	9,900	198,194
Elecom Co., Ltd.	1,000	17,661
Elematec Corp.	2,600	35,629
Emori & Co., Ltd.	1,100	12,021
en-japan, Inc.	13	14,762
Endo Lightning Corp.	2,500	68,785
Enplas Corp. (c)	5,900	154,451
Enshu, Ltd. (a)	27,000	27,942
Ensuiko Sugar Refining Co., Ltd. (c)	8,000	22,604
EPS Co., Ltd.	70	191,384
ESPEC Corp.	11,700	113,306
Excel Co., Ltd.	3,000	27,251
Exedy Corp.	12,800	278,057
Ezaki Glico Co., Ltd. (c)	15,000	169,778
F&A Aqua Holdings, Inc.	10,000	112,617
F-Tech, Inc.	2,900	49,455
Faith, Inc.	321	35,327
Falco Biosystems, Ltd.	4,300	51,707
Fancl Corp. (c)	16,000	199,862
FCC Co., Ltd. (c)	14,900	249,956
FDK Corp. (a) (c)	53,000	55,551
Ferrotec Corp.	5,300	32,828
FIDEA Holdings Co., Ltd.	72,816	143,387
First Juken Co., Ltd.	400	3,655
Foster Electric Co., Ltd. (c)	11,000	179,180
FP Corp. (c)	5,500	341,021
France Bed Holdings Co., Ltd.	60,000	126,099
Fudo Tetra Corp. (c)	79,200	132,871
Fuji Co., Ltd./Ehime (c)	7,500	163,341
Fuji Corp., Ltd.	10,900	60,542
Fuji Electronics Co., Ltd.	5,600	77,539

Japan—(Continued)
Fuji Kiko Co., Ltd. (a)	13,000	$47,267
Fuji Kosan Co., Ltd. (a)	46,000	37,002
Fuji Kyuko Co., Ltd.	16,000	93,463
Fuji Oil Co., Ltd.	29,100	379,990
Fuji Seal International, Inc. (c)	9,800	187,029
Fuji Soft, Inc.	10,400	174,047
Fujibo Holdings, Inc. (c)	45,000	103,293
Fujico Co., Ltd.	11,000	133,438
Fujikura Kasei Co., Ltd.	14,000	67,364
Fujikura, Ltd. (c)	175,000	523,005
Fujimi, Inc. (c)	9,900	147,326
Fujimori Kogyo Co., Ltd.	5,200	97,592
Fujita Kanko, Inc. (c)	27,000	89,297
Fujitec Co., Ltd.	29,000	185,242
Fujitsu Frontech, Ltd.	10,500	64,336
Fujitsu General, Ltd. (c)	23,000	173,441
Fujiya Co., Ltd. (a) (c)	57,000	157,718
FuKoKu Co., Ltd.	4,100	38,051
Fukuda Corp. (c)	14,000	47,429
Fukushima Industries Corp.	1,700	23,745
Fukuyama Transporting Co., Ltd. (c)	74,000	403,143
Fumakilla, Ltd.	8,000	30,235
Funai Consulting Co., Ltd.	9,300	61,501
Funai Electric Co., Ltd. (c)	7,900	119,018
Furukawa Battery Co., Ltd. (a) (c)	10,000	57,966
Furukawa Co., Ltd.	164,000	147,040
Furukawa-Sky Aluminum Corp. (c)	39,000	118,014
Furusato Industries, Ltd.	3,100	30,825
Fuso Pharmaceutical Industries, Ltd.	34,000	98,873
Futaba Corp.	15,900	249,162
Futaba Industrial Co., Ltd. (c)	29,200	153,454
Future Architect, Inc.	90	35,624
Fuyo General Lease Co., Ltd.	8,000	252,203
Gakken Co., Ltd.	23,000	49,205
Gecoss Corp.	7,700	39,134
Genki Sushi Co., Ltd.	2,200	27,364
Geo Corp. (c)	147	163,770
GLOBERIDE, Inc.	45,000	57,876
Glory, Ltd.	23,600	490,770
GMO internet, Inc. (c)	30,400	159,609
Godo Steel, Ltd.	81,000	182,961
Goldcrest Co., Ltd. (c)	8,830	136,017
Goldwin, Inc. (a) (c)	18,000	112,583
Gourmet Kineya Co., Ltd.	1,000	6,195
GSI Creos Corp. (a)	28,000	38,200
Gulliver International Co., Ltd. (c)	3,360	107,844
Gun-Ei Chemical Industry Co., Ltd.	27,000	69,980
GungHo Online Entertainment, Inc. (a)	5	11,476
Gunze, Ltd.	90,000	247,018
Gurunavi, Inc.	900	10,220
H2O Retailing Corp. (c)	46,000	460,906
Hagihara Industries, Inc.	1,300	21,950
Hakudo Co., Ltd.	500	4,612
Hakuto Co., Ltd.	8,500	84,054
Hakuyosha Co., Ltd.	2,000	5,206
Hamakyorex Co., Ltd.	3,300	114,734
Hanwa Co., Ltd.	96,000	365,881

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Happinet Corp.	6,000	$59,917
Harashin Narus Holdings Co., Ltd.	6,000	104,847
Hard Off Corp. Co., Ltd.	3,800	25,471
Harima Chemicals, Inc.	7,100	36,869
Haruyama Trading Co., Ltd.	2,300	14,785
Haseko Corp. (c)	605,500	442,995
Hayashikane Sangyo Co., Ltd.	26,000	23,402
Hazama Corp.	42,000	119,075
Heiwa Real Estate Co., Ltd.	103,500	242,064
Heiwado Co., Ltd.	15,200	207,284
HI-LEX Corp.	800	13,286
Hibiya Engineering, Ltd.	12,200	138,617
Hiday Hidaka Corp.	4,560	74,374
Higashi Nihon House Co., Ltd.	8,000	41,826
Hikari Tsushin, Inc. (c)	11,300	499,361
Himaraya Co., Ltd.	800	6,663
Hioki EE Corp.	3,600	64,500
Hiramatsu, Inc.	43	42,102
Hirano Tecseed Co., Ltd.	500	2,946
HIS Co., Ltd.	9,900	352,137
Hisaka Works, Ltd.	12,000	114,956
Hitachi Cable, Ltd.	88,000	195,292
Hitachi Koki Co., Ltd.	23,900	200,971
Hitachi Kokusai Electric, Inc.	24,000	188,821
Hitachi Medical Corp.	9,000	126,024
Hitachi Metals Techno, Ltd.	2,000	15,273
Hitachi Tool Engineering, Ltd. (c)	7,200	67,779
Hitachi Zosen Corp. (a)	323,500	395,720
Hochiki Corp.	4,000	21,620
Hodogaya Chemical Co., Ltd. (c)	24,000	71,210
Hogy Medical Co., Ltd.	6,000	274,122
Hohsui Corp. (c)	31,000	43,841
Hokkaido Gas Co., Ltd.	24,000	79,197
Hokkan Holdings, Ltd.	26,000	80,211
Hokko Chemical Industry Co., Ltd.	8,000	21,965
Hokuetsu Industries Co., Ltd.	4,000	10,335
Hokuetsu Paper Mills, Ltd. (c)	57,000	305,742
Hokuriku Electric Industry Co., Ltd.	37,000	42,376
Hokuriku Electrical Construction Co., Ltd.	1,000	2,999
Hokuriku Gas Co., Ltd.	5,000	13,157
Hokuto Corp.	9,900	197,726
Honeys Co., Ltd. (c)	9,040	169,432
Honshu Chemical Industry Co., Ltd.	2,000	10,584
Hoosiers Corp.	135	104,669
Horiba, Ltd.	12,700	444,591
Hosiden Corp.	32,100	204,189
Hosokawa Micron Corp.	16,000	84,253
Howa Machinery, Ltd.	56,000	51,754
Hulic Co., Ltd. (c)	13,800	226,331
Hurxley Corp.	800	5,904
I-Net Corp.	3,200	21,324
IBJ Leasing Co., Ltd. (c)	7,200	179,700
Ichibanya Co., Ltd. (c)	3,500	103,083
Ichigo Group Holdings Co., Ltd. (a)	23	2,732
Ichikawa Co., Ltd.	2,000	3,888
Ichikoh Industries, Ltd.	26,000	46,584
Ichinen Holdings Co., Ltd.	8,600	46,648

Japan—(Continued)
Ichiyoshi Securities Co., Ltd.	19,100	$109,174
Icom, Inc.	4,400	108,151
IDEC Corp.	13,600	124,376
Ihara Chemical Industry Co., Ltd.	19,000	84,775
Iida Home Max (c)	11,100	100,483
Iino Kaiun Kaisha, Ltd. (c)	40,100	191,183
Ikyu Corp.	70	30,435
Imasen Electric Industrial	8,300	122,558
Imperial Hotel, Ltd.	650	19,561
Inaba Denki Sangyo Co., Ltd.	7,800	225,275
Inaba Seisakusho Co., Ltd.	6,900	94,205
Inabata & Co., Ltd.	26,900	169,135
Inageya Co., Ltd. (c)	11,000	127,707
INES Corp.	18,100	121,050
Infocom Corp.	3	3,290
Information Services International-Dentsu, Ltd.	7,300	60,509
Innotech Corp.	7,800	38,725
Intage, Inc.	2,800	55,084
Internet Initiative Japan, Inc.	54	228,039
Inui Steamship Co., Ltd.	13,300	43,374
Ise Chemical Corp. (c)	4,000	22,552
Iseki & Co., Ltd. (c)	105,000	269,635
Ishihara Sangyo Kaisha, Ltd. (a) (c)	171,000	151,441
Ishii Iron Works Co., Ltd.	11,000	21,187
Ishizuka Glass Co., Ltd.	5,000	8,887
IT Holdings Corp.	41,900	499,938
ITC Networks Corp.	8,300	66,432
ITFOR, Inc.	10,300	38,427
Ito En, Ltd. (c)	18,400	344,248
Itochu Enex Co., Ltd.	24,900	141,014
Itochu-Shokuhin Co., Ltd.	2,600	96,901
Itoham Foods, Inc. (c)	62,000	246,336
Itoki Corp. (c)	22,700	124,934
Iwai Securities Co., Ltd.	8,600	36,339
Iwaki & Co., Ltd.	14,000	31,163
Iwasaki Electric Co., Ltd.	30,000	63,929
IWATANI Corp.	80,000	312,125
Iwatsu Electric Co., Ltd.	43,000	38,939
Izumiya Co., Ltd.	38,000	191,334
Izutsuya Co., Ltd. (a)	46,000	29,600
J-Oil Mills, Inc.	45,000	135,315
Jalux, Inc.	2,100	22,864
Janome Sewing Machine Co., Ltd.	96,000	82,686
Japan Airport Terminal Co., Ltd. (c)	18,100	221,278
Japan Asia Investment Co., Ltd. (c)	55,000	41,514
Japan Aviation Electronics Industry, Ltd.	23,000	201,689
Japan Bridge Corp. (a) (c)	19,050	82,659
Japan Carlit Co., Ltd.	7,300	36,074
Japan Cash Machine Co., Ltd.	7,500	61,960
Japan Digital Laboratory Co., Ltd.	11,600	123,095
Japan Drilling Co., Ltd. (c)	2,500	77,131
Japan Foundation Engineering Co., Ltd.	14,100	55,893
Japan Medical Dynamic Marketing, Inc.	3,000	9,527
Japan Oil Transportation Co., Ltd.	1,000	2,432
Japan Pulp & Paper Co., Ltd.	33,000	115,707
Japan Pure Chemical Co., Ltd.	21	49,388
Japan Radio Co., Ltd.	25,000	56,882

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Japan Transcity Corp.	21,000	$67,894
Japan Vilene Co., Ltd.	13,000	55,661
Jastec Co., Ltd.	5,100	31,419
JBCC Holdings, Inc.	7,500	51,821
Jeol, Ltd.	32,000	79,802
JFE Shoji Trade Corp.	45,000	199,888
Jidosha Buhin Kogyo Co., Ltd.	5,000	25,558
Jin Co., Ltd.	2,000	35,712
JK Holdings Co., Ltd.	1,500	6,749
JMS Co., Ltd.	13,000	41,883
Joban Kosan Co., Ltd. (c)	23,000	26,345
Joshin Denki Co., Ltd. (c)	19,000	190,785
JP-Holdings, Inc. (c)	4,800	47,026
JSP Corp.	10,700	155,155
Juki Corp. (c)	70,000	117,633
Justsystems Corp. (a)	1,600	4,117
JVC KENWOOD Holdings, Inc. (c)	76,600	267,467
kabu.com Securities Co., Ltd. (c)	39,100	119,648
Kadokawa Group Holdings, Inc. (c)	7,800	213,544
Kaga Electronics Co., Ltd. (c)	11,800	126,799
Kaken Pharmaceutical Co., Ltd.	39,000	546,124
Kameda Seika Co., Ltd.	6,500	162,572
Kamei Corp.	15,000	156,294
Kanaden Corp.	11,000	69,281
Kanagawa Chuo Kotsu Co., Ltd.	15,000	84,083
Kanamoto Co., Ltd.	15,000	169,576
Kandenko Co., Ltd.	42,000	198,049
Kanematsu Corp. (a) (c)	218,000	245,266
Kanematsu Electronics, Ltd.	7,500	83,425
Kanematsu-NNK Corp. (a) (c)	18,000	34,936
Kanto Denka Kogyo Co., Ltd. (c)	23,000	72,832
Kanto Natural Gas Development, Ltd.	13,000	66,950
Kappa Create Co., Ltd. (c)	5,950	128,751
Kasai Kogyo Co., Ltd.	12,000	70,438
Kasumi Co., Ltd.	22,300	153,277
Katakura Chikkarin Co., Ltd.	8,000	22,086
Katakura Industries Co., Ltd.	12,400	111,072
Kato Sangyo Co., Ltd.	9,500	191,220
Kato Works Co., Ltd. (c)	27,000	138,286
KAWADA TECHNOLOGIES, Inc.	1,400	19,864
Kawai Musical Instruments Manufacturing Co., Ltd.	44,000	106,383
Kawasaki Kinkai Kisen Kaisha	7,000	18,161
Kawasaki Kisen Kaisha, Ltd. (c)	363,000	718,526
Kawasumi Laboratories, Inc.	6,700	40,333
Keihanshin Real Estate Co., Ltd.	9,700	44,521
Keihin Corp. (c)	19,400	287,149
Keiyo Co., Ltd. (c)	16,200	100,769
Kenedix, Inc. (c)	1,358	196,812
Kentucky Fried Chicken Japan, Ltd.	4,000	103,138
KEY Coffee, Inc.	8,400	155,214
Kimoto Co., Ltd.	8,900	49,640
Kimura Chemical Plants Co., Ltd.	7,500	29,243
King Jim Co., Ltd. (c)	4,400	34,695
Kinki Nippon Tourist Co., Ltd. (c)	34,000	47,043
Kinki Sharyo Co., Ltd.	21,000	75,899
Kintetsu World Express, Inc.	6,500	208,147

Japan—(Continued)
Kinugawa Rubber Industrial Co., Ltd. (c)	21,000	$139,192
Kirayaka Bank, Ltd.	49,500	60,589
Kisoji Co., Ltd.	10,800	217,521
Kissei Pharmaceutical Co., Ltd.	14,600	260,199
Kitagawa Iron Works Co., Ltd.	44,000	88,772
Kitano Construction Corp.	22,000	49,954
Kito Corp.	49	39,680
Kitz Corp.	49,300	210,399
Kiyo Holdings, Inc.	325,000	472,676
KOA Corp.	17,900	170,384
Koatsu Gas Kogyo Co., Ltd.	14,000	86,544
Kohnan Shoji Co., Ltd. (c)	16,800	222,007
Kohsoku Corp.	4,000	34,429
Koike Sanso Kogyo Co., Ltd.	7,000	17,546
Koito Industries, Ltd.	7,000	8,773
Kojima Co., Ltd. (c)	12,000	45,340
Kokusai Co., Ltd.	500	4,108
Kokuyo Co., Ltd. (c)	44,600	332,417
Komai Tekko, Inc.	12,000	37,733
Komatsu Seiren Co., Ltd.	19,000	87,854
Komatsu Wall Industry Co., Ltd.	3,800	46,000
Komeri Co., Ltd.	14,000	367,103
Komori Corp.	41,600	290,247
Konaka Co., Ltd.	8,300	92,924
Kondotec, Inc.	7,100	46,006
Konishi Co., Ltd.	8,500	121,132
Kosaido Co., Ltd. (c)	3,700	14,781
Kose Corp. (c)	13,300	314,683
Kosei Securities Co., Ltd.	22,000	24,312
Kourakuen Corp. (c)	5,000	76,151
Krosaki Harima Corp.	24,000	58,593
KRS Corp.	3,700	40,725
KU Holdings Co., Ltd.	700	4,284
Kumagai Gumi Co., Ltd.	90,000	92,811
Kumiai Chemical Industry Co., Ltd. (c)	26,000	110,199
Kura Corp. (c)	5,500	79,003
Kurabo Industries, Ltd.	118,000	206,217
KUREHA Corp.	56,000	247,511
Kurimoto, Ltd. (c)	63,000	174,268
Kuroda Electric Co., Ltd.	16,000	182,544
Kusuri No Aoki Co., Ltd.	1,700	50,256
KYB Co., Ltd. (c)	59,000	264,854
Kyoden Co., Ltd.	3,200	5,439
Kyodo Printing Co., Ltd.	42,000	106,616
Kyodo Shiryo Co., Ltd.	30,000	33,116
Kyoei Steel, Ltd. (c)	9,200	168,559
Kyoei Tanker Co., Ltd. (c)	9,000	25,344
Kyokuto Boeki Kaisha, Ltd.	9,000	17,822
Kyokuto Kaihatsu Kogyo Co., Ltd.	20,200	186,469
Kyokuto Securities Co., Ltd.	11,500	87,846
Kyokuyo Co., Ltd.	41,000	97,799
Kyorin Co., Ltd.	25,000	526,476
Kyoritsu Maintenance Co., Ltd. (c)	5,300	113,418
Kyoritsu Printing Co., Ltd. (c)	6,800	23,289
Kyosan Electric Manufacturing Co., Ltd.	27,000	115,480
Kyoto Kimono Yuzen Co., Ltd.	6,200	75,700
Kyowa Electronics Instruments Co., Ltd.	8,000	24,932

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kyowa Exeo Corp. (c)	40,900	$416,460
Kyowa Leather Cloth Co., Ltd.	3,300	11,263
Kyudenko Corp.	21,000	129,724
Laox Co., Ltd. (a)	49,000	23,499
LEC, Inc.	3,200	42,775
Leopalace21 Corp. (c)	75,300	253,335
Life Corp.	15,500	369,531
Lintec Corp.	12,100	215,990
Lion Corp. (c)	40,000	219,399
Look, Inc. (a) (c)	12,000	96,259
Macnica, Inc.	5,700	127,973
Macromill, Inc. (c)	11,400	121,101
Maeda Corp. (c)	66,000	305,348
Maeda Road Construction Co., Ltd.	31,000	388,983
Maezawa Kasei Industries Co., Ltd.	6,800	70,514
Maezawa Kyuso Industries Co., Ltd.	4,700	62,127
Makino Milling Machine Co., Ltd. (c)	48,000	292,394
Mamiya-Op Co., Ltd. (a)	21,000	40,819
Mandom Corp.	7,500	190,541
Mars Engineering Corp. (c)	4,300	95,090
Marubun Corp.	7,200	31,550
Marudai Food Co., Ltd.	60,000	229,856
Maruei Department Store Co., Ltd.	19,000	21,746
Marufuji Sheet Piling Co., Ltd.	13,000	33,446
Maruha Nichiro Holdings, Inc.	177,000	279,766
Maruka Machinery Co., Ltd.	2,400	29,569
Marukyu Co., Ltd.	700	6,925
Marusan Securities Co., Ltd.	33,700	121,632
Maruwa Co., Ltd. (c)	4,400	148,227
Maruwn Corp.	2,400	5,726
Maruyama Manufacturing Co.Inc	18,000	38,545
Maruzen CHI Holdings Co., Ltd. (a) (c)	18,800	47,513
Maruzen Showa Unyu Co., Ltd.	31,000	97,946
Matsuda Sangyo Co., Ltd.	7,400	109,875
Matsui Construction Co., Ltd.	9,000	37,044
Matsui Securities Co., Ltd.	52,900	309,003
Matsumotokiyoshi Holdings Co., Ltd. (c)	13,300	295,071
Matsuya Co., Ltd. (c)	14,700	132,281
Matsuya Foods Co., Ltd.	3,900	73,328
Max Co., Ltd.	18,000	213,033
Maxvalu Tokai Co., Ltd.	5,000	68,733
MEC Co., Ltd.	7,000	22,257
Megachips Corp.	10,100	212,049
Megane TOP Co., Ltd. (c)	16,200	177,544
Megmilk Snow Brand Co., Ltd. (c)	19,000	334,321
Meidensha Corp.	75,000	282,756
Meiji Shipping Co., Ltd. (c)	8,500	31,200
Meiko Electronics Co., Ltd.	1,500	14,654
Meiko Network Japan Co., Ltd.	7,200	67,728
Meisei Electric Co., Ltd. (a) (c)	24,000	25,900
Meisei Industrial Co., Ltd.	3,000	8,467
Meitec Corp. (c)	14,000	296,612
Meito Sangyo Co., Ltd.	4,500	57,869
Meito Transportation Co., Ltd.	1,400	10,771
Meiwa Corp. (c)	8,600	70,597
Meiwa Estate Co., Ltd. (c)	8,300	44,576
Melco Holdings, Inc. (c)	5,600	122,292

Japan—(Continued)
Mikuni Coca-Cola Bottling Co., Ltd. (c)	14,900	$128,732
Milbon Co., Ltd. (c)	4,900	149,724
Mimasu Semiconductor Industry Co., Ltd.	9,300	79,958
Minebea Co., Ltd. (c)	59,000	234,074
Ministop Co., Ltd.	7,100	123,282
Mirait Holdings Corp.	31,200	222,727
Misawa Homes Co., Ltd. (a)	15,900	258,990
Mitani Corp.	9,700	119,695
Mito Securities Co., Ltd.	32,000	73,509
Mitsuba Corp.	19,000	133,866
Mitsubishi Kakoki Kaisha, Ltd.	36,000	64,581
Mitsubishi Paper Mills, Ltd. (c)	162,000	160,876
Mitsubishi Pencil Co., Ltd.	8,300	143,655
Mitsubishi Research Institute, Inc. (c)	1,900	42,905
Mitsubishi Shokuhin Co., Ltd.	3,500	88,928
Mitsubishi Steel Manufacturing Co., Ltd.	73,000	185,834
Mitsuboshi Belting Co., Ltd.	28,000	133,065
Mitsui Engineering & Shipbuilding Co., Ltd. (c)	378,000	546,862
Mitsui High-Tec, Inc.	15,700	85,159
Mitsui Home Co., Ltd.	14,000	76,210
Mitsui Knowledge Industry Co., Ltd.	338	58,737
Mitsui Matsushima Co., Ltd. (c)	63,000	102,796
Mitsui Mining & Smelting Co., Ltd.	37,000	80,984
Mitsui Sugar Co., Ltd. (c)	54,000	174,185
Mitsui-Soko Co., Ltd.	53,000	193,691
Mitsumi Electric Co., Ltd. (c)	42,100	299,668
Mitsumura Printing Co., Ltd.	5,000	15,856
Mitsuuroko Co., Ltd.	13,800	93,231
Miura Co., Ltd. (c)	12,700	337,912
Miyachi Corp.	6,100	43,803
Miyaji Engineering Group, Inc. (a) (c)	27,000	56,939
Miyoshi Oil & Fat Co., Ltd.	40,000	51,711
Mizuno Corp.	36,000	192,953
Mochida Pharmaceutical Co., Ltd.	33,000	380,024
Modec, Inc. (c)	8,400	162,820
Monex Beans Holdings, Inc.	1,102	181,402
Mori Seiki Co., Ltd. (c)	42,200	366,378
Morinaga & Co., Ltd. (c)	75,000	170,434
Morinaga Milk Industry Co., Ltd.	100,000	383,611
Morita Holdings Corp.	17,000	116,627
Morozoff, Ltd.	13,000	45,071
Mory Industries, Inc.	18,000	53,321
MOS Food Services, Inc.	10,200	199,281
Moshi Moshi Hotline, Inc.	20,900	215,120
Mr Max Corp.	10,500	42,862
MTI, Ltd.	17	19,192
Murakami Corp.	3,000	39,197
Musashi Seimitsu Industry Co., Ltd.	9,500	181,627
Mutoh Holdings Co., Ltd. (a) (c)	11,000	35,533
NAC Co., Ltd.	2,100	48,241
Nachi-Fujikoshi Corp.	77,000	326,557
Nagaileben Co., Ltd.	7,200	106,340
Nagano Keiki Co., Ltd.	3,600	29,275
Nagatanien Co., Ltd.	11,000	107,751
Nakabayashi Co., Ltd. (c)	24,000	57,845
Nakamuraya Co., Ltd.	17,000	80,022
Nakano Corp.	4,000	7,658

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nakayama Steel Works, Ltd.	63,000	$42,111
Nakayamafuku Co., Ltd.	600	4,742
Namura Shipbuilding Co., Ltd.	3,900	12,828
Natori Co., Ltd.	2,800	30,583
NEC Fielding, Ltd. (c)	8,300	103,669
NEC Leasing, Ltd.	5,500	68,563
NEC Mobiling, Ltd. (c)	4,300	170,120
NEC Networks & System Integration Corp.	9,900	156,889
NET One Systems Co., Ltd. (c)	37,400	497,795
Neturen Co., Ltd.	15,700	124,981
Nice Holdings, Inc. (c)	34,000	91,599
Nichi-iko Pharmaceutical Co., Ltd.	2,000	44,090
Nichia Steel Works, Ltd.	13,000	34,201
Nichias Corp.	43,000	221,255
Nichiban Co., Ltd.	14,000	44,932
Nichicon Corp. (c)	24,800	240,997
Nichiden Corp.	4,000	110,820
Nichiha Corp.	12,300	136,401
Nichii Gakkan Co.	16,100	149,422
Nichimo Co., Ltd. (c)	16,000	35,218
Nichirei Corp. (c)	130,000	639,004
Nichireki Co., Ltd. (c)	13,000	67,121
Nidec Copal Corp.	6,500	64,698
Nidec Copal Electronics Corp.	8,300	48,619
Nidec Sankyo Corp.	16,000	82,966
Nidec-Tosok Corp.	6,300	51,697
Nifco, Inc. (c)	21,400	517,559
NIFTY Corp.	36	50,964
Nihon Chouzai Co., Ltd.	1,150	42,630
Nihon Dempa Kogyo Co., Ltd.	9,600	118,569
Nihon Eslead Corp.	4,100	35,118
Nihon Kagaku Sangyo Co., Ltd.	3,000	21,172
Nihon Kohden Corp.	16,800	511,567
Nihon M&A Center, Inc.	5,000	151,982
Nihon Nohyaku Co., Ltd.	26,000	114,935
Nihon Parkerizing Co., Ltd.	22,000	340,690
Nihon Plast Co., Ltd.	2,500	18,048
Nihon Shokuhin Kako Co., Ltd.	3,000	13,586
Nihon Tokushu Toryo Co., Ltd.	2,200	8,761
Nihon Trim Co., Ltd.	1,200	30,042
Nihon Unisys, Ltd.	29,000	213,274
Nihon Yamamura Glass Co., Ltd. (c)	54,000	120,887
Nikkato Corp.	300	1,814
Nikkiso Co., Ltd.	28,000	293,856
Nikko Co., Ltd. (c)	14,000	55,565
Nippo Corp.	31,000	344,019
Nippon Beet Sugar Manufacturing Co., Ltd.	71,000	155,137
Nippon Carbide Industries Co., Inc. (a)	43,000	65,125
Nippon Carbon Co., Ltd.	58,000	142,497
Nippon Ceramic Co., Ltd.	8,500	136,777
Nippon Chemi-Con Corp. (c)	75,000	216,102
Nippon Chemical Industrial Co., Ltd.	49,000	74,067
Nippon Chemiphar Co., Ltd.	14,000	75,080
Nippon Chuzo KK	12,000	16,365
Nippon Coke & Engineering Co.	126,500	166,372
Nippon Columbia Co., Ltd. (a)	81,000	26,455
Nippon Concrete Industries Co., Ltd.	14,000	44,587

Japan—(Continued)
Nippon Conveyor Co., Ltd.	24,000	$23,219
Nippon Denko Co., Ltd. (c)	51,000	193,813
Nippon Densetsu Kogyo Co., Ltd.	21,000	210,030
Nippon Denwa Shisetsu Co., Ltd.	22,000	67,805
Nippon Felt Co., Ltd.	6,000	30,380
Nippon Filcon Co., Ltd.	5,200	26,766
Nippon Fine Chemical Co., Ltd.	5,800	39,331
Nippon Flour Mills Co., Ltd.	58,000	254,860
Nippon Formula Feed Manufacturing Co., Ltd.	32,000	42,290
Nippon Gas Co., Ltd. (c)	13,200	167,227
Nippon Hume Corp.	11,000	47,995
Nippon Jogesuido Sekkei Co., Ltd. (c)	28	35,665
Nippon Kanzai Co., Ltd.	2,600	47,320
Nippon Kasei Chemical Co., Ltd.	18,000	26,971
Nippon Kinzoku Co., Ltd.	29,000	50,354
Nippon Kodoshi Corp.	500	6,490
Nippon Koei Co., Ltd.	42,000	149,075
Nippon Konpo Unyu Soko Co., Ltd.	28,400	360,736
Nippon Koshuha Steel Co., Ltd.	47,000	53,407
Nippon Light Metal Co., Ltd.	254,000	327,955
Nippon Metal Industry Co., Ltd. (c)	66,000	51,707
Nippon Parking Development Co., Ltd.	803	44,763
Nippon Pillar Packing Co., Ltd.	13,000	112,494
Nippon Piston Ring Co., Ltd.	43,000	86,521
Nippon Rietec Co., Ltd.	5,000	22,674
Nippon Seiki Co., Ltd.	18,000	183,870
Nippon Seiro Co., Ltd.	2,000	5,928
Nippon Seisen Co., Ltd.	10,000	46,553
Nippon Sharyo, Ltd. (c)	32,000	112,167
Nippon Sheet Glass Co., Ltd. (c)	346,000	382,293
Nippon Shinyaku Co., Ltd.	27,000	338,967
Nippon Signal Co., Ltd.	29,200	190,234
Nippon Soda Co., Ltd.	66,000	265,793
Nippon Steel Trading Co., Ltd.	30,000	84,744
Nippon Suisan Kaisha, Ltd. (c)	103,700	281,043
Nippon Thompson Co., Ltd. (c)	45,000	214,441
Nippon Tungsten Co., Ltd.	9,000	17,780
Nippon Valqua Industries, Ltd.	40,000	110,142
Nippon Yakin Kogyo Co., Ltd.	89,000	127,028
Nippon Yusoki Co., Ltd.	11,000	32,251
Nipro Corp.	49,100	309,945
Nishimatsu Construction Co., Ltd.	170,000	327,164
Nishimatsuya Chain Co., Ltd. (c)	26,500	219,960
Nissan Shatai Co., Ltd. (c)	36,000	382,973
Nissan Tokyo Sales Holdings Co., Ltd. (a)	11,000	52,187
Nissei Corp.	10,500	103,741
Nissei Plastic Industrial Co., Ltd.	5,600	23,707
Nissen Holdings Co., Ltd. (c)	17,900	85,772
Nissha Printing Co., Ltd. (c)	13,100	146,910
Nisshin Fudosan Co.	6,500	40,378
Nisshin Steel Co., Ltd.	17,000	23,868
Nisshinbo Holdings, Inc.	2,000	15,303
Nissin Corp.	38,000	108,205
Nissin Electric Co., Ltd. (c)	21,000	140,368
Nissin Kogyo Co., Ltd. (c)	16,400	225,524
Nissin Sugar Holdings Co., Ltd. (a)	1,300	24,850
Nissui Pharmaceutical Co., Ltd.	4,900	47,637

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nitta Corp.	10,100	$157,558
Nittan Valve Co., Ltd.	6,300	22,056
Nittetsu Mining Co., Ltd.	31,000	124,793
Nitto Boseki Co., Ltd. (c)	88,000	274,895
Nitto Fuji Flour Milling Co., Ltd.	4,000	15,046
Nitto Kogyo Corp.	15,100	256,911
Nitto Kohki Co., Ltd.	5,300	108,627
Nitto Seiko Co., Ltd. (c)	12,000	36,624
Nittoc Construction Co., Ltd.	35,000	38,900
Nittoku Engineering Co., Ltd.	1,500	21,658
Noevir Holdings Co., Ltd. (a)	9,900	116,654
NOF Corp.	75,000	374,373
Nohmi Bosai, Ltd.	13,000	85,731
Nomura Co., Ltd.	21,000	65,396
Noritake Co., Ltd.	58,000	151,725
Noritsu Koki Co., Ltd.	8,000	38,115
Noritz Corp.	10,500	200,033
NS Solutions Corp.	9,000	153,905
NS United Kaiun Kaisha, Ltd.	60,000	86,498
NSD Co., Ltd.	20,900	171,260
Obara Corp.	6,400	79,267
Obayashi Road Corp.	16,000	45,355
OBIC Business Consultants, Ltd.	2,100	113,071
Oenon Holdings, Inc.	34,000	82,349
Ohara, Inc.	3,100	31,489
Oiles Corp. (c)	14,000	287,104
Okabe Co., Ltd.	25,700	153,217
Okamoto Industries, Inc.	31,000	118,636
Okamoto Machine Tool Works, Ltd.	18,000	22,504
Okamura Corp.	30,000	226,319
Okano Valve Manufacturing Co.	3,000	9,117
Okasan Securities Group, Inc. (c)	89,000	350,349
Okaya Electric Indstries Co., Ltd.	5,000	20,112
OKI Electric Cable Co., Ltd.	6,000	11,183
OKI Electric Industry Co., Ltd.	289,000	468,557
OKK Corp.	41,000	55,540
Okuma Holdings, Inc. (c)	60,000	406,209
Okumura Corp.	85,000	306,942
Okura Industrial Co., Ltd.	26,000	63,640
Okuwa Co., Ltd.	9,000	118,939
Olympic Corp.	7,800	84,125
ONO Sokki Co., Ltd.	9,000	36,572
Onoken Co., Ltd.	6,800	54,667
Onward Holdings Co., Ltd.	62,000	470,518
Optex Co., Ltd.	5,100	63,197
Organo Corp. (c)	19,000	121,193
Origin Electric Co., Ltd.	16,000	62,280
Osaka Organic Chemical Industry, Ltd.	7,300	38,126
Osaka Steel Co., Ltd. (c)	8,300	149,659
OSAKA Titanium Technologies Co. (c)	6,200	189,703
Osaki Electric Co., Ltd. (c)	15,000	128,615
OSG Corp.	32,800	471,727
Oyo Corp. (c)	11,800	131,934
Pacific Industrial Co., Ltd.	24,000	146,817
Pacific Metals Co., Ltd. (c)	66,000	271,310
Pal Co, Ltd.	2,650	126,903
Paltac Corp.	4,850	67,230

Japan—(Continued)
PanaHome Corp.	35,000	$220,006
Panasonic Electric Works Information Systems Co., Ltd.	1,700	42,135
Panasonic Electric Works SUNX Co., Ltd.	8,300	38,307
Paramount Bed Holdings Co., Ltd.	6,400	196,956
Parco Co., Ltd.	20,400	203,069
Paris Miki, Inc.	15,100	91,900
Pasco Corp. (a)	11,000	33,863
Pasona Group, Inc. (c)	94	65,310
Penta-Ocean Construction Co., Ltd. (c)	136,500	378,918
PIA Corp. (a)	2,300	26,162
Pigeon Corp.	7,500	328,626
Pilot Corp.	68	126,002
Piolax, Inc.	5,900	135,243
Pioneer Corp. (c)	126,200	445,497
Plenus Co., Ltd.	8,900	170,512
Point, Inc.	7,080	244,344
Press Kogyo Co., Ltd.	35,000	178,879
Pressance Corp.	3,100	50,090
Prima Meat Packers, Ltd.	72,000	129,608
Pronexus, Inc.	12,300	77,166
Proto Corp.	800	23,888
PS Mitsubishi Construction Co., Ltd. (c)	9,900	52,213
Raito Kogyo Co., Ltd.	27,100	124,644
Rasa Industries, Ltd.	46,000	53,947
Relo Holdings, Inc.	800	27,048
Renown, Inc. (a)	16,800	29,373
Resort Solution Co., Ltd.	4,000	8,130
Resort Trust, Inc. (c)	13,100	218,380
Rheon Automatic Machinery Co., Ltd.	5,000	12,131
Rhythm Watch Co., Ltd. (c)	52,000	83,855
Ricoh Leasing Co., Ltd.	7,900	177,473
Right On Co., Ltd.	7,900	66,344
Riken Corp.	48,000	193,930
Riken Keiki Co., Ltd.	7,400	47,438
Riken Technos Corp.	19,000	55,655
Riken Vitamin Co., Ltd.	3,100	88,494
Ringer Hut Co., Ltd. (c)	9,700	129,005
Riso Kagaku Corp. (c)	10,179	178,097
Riso Kyoiku Co., Ltd.	1,159	75,850
Rock Field Co., Ltd.	5,500	103,809
Rohto Pharmaceutical Co., Ltd.	37,000	475,940
Roland Corp.	8,300	69,361
Roland DG Corp.	5,600	64,794
Round One Corp.	36,700	196,252
Royal Holdings Co., Ltd. (c)	14,900	175,294
Ryobi, Ltd. (c)	57,000	182,605
Ryoden Trading Co., Ltd.	18,000	108,531
Ryohin Keikaku Co., Ltd. (c)	10,500	571,713
Ryosan Co., Ltd.	16,100	315,402
Ryoyo Electro Corp. (c)	8,600	87,794
S&B Foods, Inc.	2,000	17,678
S. Foods, Inc.	6,000	53,275
Sagami Chain Co., Ltd. (c)	9,000	76,115
Saibu Gas Co., Ltd.	150,000	393,351
Saizeriya Co., Ltd. (c)	14,700	232,501
Sakai Chemical Industry Co., Ltd.	56,000	188,102

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sakai Heavy Industries, Ltd.	21,000	$75,085
Sakai Ovex Co., Ltd.	23,000	33,330
Sakata INX Corp.	18,000	86,948
Sakata Seed Corp.	14,200	192,066
Sakurada Co., Ltd. (a)	80,000	14,085
Sala Corp.	9,500	61,813
San Holdings, Inc.	1,600	27,867
San-A Co., Ltd.	3,500	133,239
San-Ai Oil Co., Ltd.	34,000	152,849
San-In Godo Bank, Ltd.	72,000	508,126
Sanden Corp. (c)	70,000	247,484
Sangetsu Co., Ltd.	14,300	353,130
Sanix, inc. (a) (c)	16,400	68,238
Sanken Electric Co., Ltd. (c)	61,000	240,736
Sanki Engineering Co., Ltd.	31,000	169,340
Sanko Marketing Foods Co., Ltd. (c)	22	27,500
Sanko Metal Industries Co., Ltd.	10,000	31,695
Sankyo Seiko Co., Ltd.	22,100	73,157
Sankyo-Tateyama Holdings, Inc.	142,000	229,187
Sankyu, Inc.	118,000	423,408
Sanoh Industrial Co., Ltd.	11,400	93,996
Sanshin Electronics Co., Ltd.	15,700	112,067
Sansui Electric Co., Ltd. (a) (b)	316,000	0
Sanwa Holdings Corp.	102,000	442,528
Sanyo Chemical Industries, Ltd.	32,000	203,461
Sanyo Denki Co., Ltd.	23,000	147,457
Sanyo Housing Nagoya Co., Ltd.	40	39,108
Sanyo Industries, Ltd.	13,000	25,519
Sanyo Shokai, Ltd.	58,000	186,498
Sanyo Special Steel Co., Ltd.	48,000	207,817
Sapporo Hokuyo Holdings, Inc.	102,600	317,767
Sapporo Holdings, Ltd. (c)	135,000	434,441
Sasebo Heavy Industries Co., Ltd. (c)	67,000	76,909
Sata Construction Co., Ltd. (a) (c)	42,000	37,070
Sato Corp.	11,900	176,575
Sato Shoji Corp.	4,700	32,706
Satori Electric Co., Ltd.	6,500	34,105
Sawada Holdings Co., Ltd. (a)	900	5,224
Sawai Pharmaceutical Co., Ltd. (c)	5,900	635,580
Saxa Holdings, Inc.	27,000	58,276
Scroll Corp.	15,700	59,234
SCSK Corp.	22,872	332,566
Secom Joshinetsu Co., Ltd.	900	25,544
Seibu Electric Industry Co., Ltd.	2,000	8,607
Seika Corp.	29,000	82,764
Seikagaku Corp.	13,400	131,360
Seikitokyu Kogyo Co., Ltd. (a) (c)	34,000	25,866
Seiko Holdings Corp. (c)	67,000	211,028
Seino Holdings Corp.	45,000	301,592
Seiren Co., Ltd.	27,800	199,319
Sekisui Jushi Corp.	16,000	166,204
Sekisui Plastics Co., Ltd.	24,000	85,803
Senko Co., Ltd.	52,000	229,004
Senshu Electric Co., Ltd.	3,200	40,159
Senshukai Co., Ltd. (c)	18,700	120,753
Septeni Holdings Co., Ltd.	4	2,871
Shibaura Electronics Co., Ltd.	100	1,657

Japan—(Continued)
Shibaura Mechatronics Corp. (c)	18,000	$40,785
Shibuya Kogyo Co., Ltd. (c)	7,800	83,856
Shikibo, Ltd.	72,000	88,031
Shikoku Chemicals Corp.	18,000	102,987
Shima Seiki Manufacturing, Ltd.	13,300	208,126
Shimachu Co., Ltd.	23,200	508,060
Shimojima Co., Ltd.	5,500	64,749
Shin Nippon Air Technologies Co., Ltd.	6,000	35,089
Shin Nippon Biomedical Laboratories, Ltd.	3,800	10,742
Shin-Etsu Polymer Co., Ltd.	21,300	98,456
Shin-Keisei Electric Railway Co., Ltd.	16,000	70,055
Shinagawa Refractories Co., Ltd.	27,000	63,394
Shindengen Electric Manufacturing Co., Ltd.	37,000	126,492
Shinkawa, Ltd.	5,300	26,345
Shinko Electric Industries Co., Ltd. (c)	34,400	273,808
Shinko Plantech Co., Ltd.	22,200	192,742
Shinko Shoji Co., Ltd.	11,600	93,850
Shinko Wire Co., Ltd.	12,000	19,762
Shinmaywa Industries, Ltd.	54,000	267,753
Shinnihon Corp.	19,000	46,860
Shinsho Corp.	24,000	55,295
Shinwa Co., Ltd.	2,600	30,465
Ship Healthcare Holdings, Inc.	12,400	298,513
Shiroki Corp.	21,000	56,680
Shizuki Electric Co., Inc.	8,000	34,803
Shizuoka Gas Co., Ltd.	27,500	183,171
SHO-BOND Holdings Co., Ltd. (c)	9,700	281,311
Shobunsha Publications, Inc.	5,000	35,186
Shochiku Co., Ltd. (c)	37,000	363,035
Shoei Co., Ltd.	2,800	19,775
Shoei Foods Corp.	1,000	7,212
Shofu, Inc.	900	9,772
Shoko Co., Ltd. (c)	33,000	49,845
Showa Aircraft Industry Co., Ltd.	7,000	38,205
Showa Corp.	29,300	251,835
Showa Sangyo Co., Ltd.	39,000	126,624
Siix Corp. (c)	8,000	97,327
Simplex Technology, Inc.	170	58,684
Sinanen Co., Ltd.	27,000	113,797
Sinfonia Technology Co., Ltd. (c)	51,000	104,333
Sintokogio, Ltd. (c)	22,600	226,794
SKY Perfect JSAT Holdings, Inc. (c)	870	392,310
SMK Corp. (c)	35,000	115,660
SNT Corp.	7,700	37,603
So-net Entertainment Corp.	50	198,934
Soda Nikka Co., Ltd.	3,000	12,739
Sodick Co., Ltd.	26,200	139,772
Soft99 Corp.	2,500	15,677
Sogo Medical Co., Ltd.	2,100	75,948
Sohgo Security Services Co., Ltd.	26,200	354,853
Soshin Electric Co., Ltd.	1,500	6,149
Sotetsu Holdings, Inc. (c)	102,000	339,305
Sotoh Co., Ltd.	3,600	34,924
Space Co., Ltd.	200	1,292
Sparx Group Co., Ltd. (a)	14	1,181
SPK Corp.	1,200	20,808
SRA Holdings	4,300	48,554

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
ST Corp.	5,400	$61,001
St. Marc Holdings Co., Ltd.	4,100	153,379
Star Micronics Co., Ltd. (c)	19,800	192,043
Starzen Co., Ltd.	34,000	97,971
Stella Chemifa Corp. (c)	4,900	86,361
Studio Alice Co., Ltd. (c)	4,900	85,793
Subaru Enterprise Co., Ltd.	1,000	3,296
Sugimoto & Co., Ltd.	3,800	35,410
Sumida Corp.	6,300	32,355
Sumikin Bussan Corp.	58,000	146,318
Suminoe Textile Co., Ltd.	31,000	56,538
Sumiseki Holdings, Inc. (a)	35,400	36,187
Sumitomo Bakelite Co., Ltd. (c)	79,000	369,126
Sumitomo Densetsu Co., Ltd.	10,500	73,943
Sumitomo Forestry Co., Ltd. (c)	60,800	543,439
Sumitomo Light Metal Industries, Ltd.	225,000	235,253
Sumitomo Mitsui Construction Co., Ltd. (a)	71,900	55,578
Sumitomo Osaka Cement Co., Ltd. (c)	180,000	598,267
Sumitomo Pipe & Tube Co., Ltd.	9,500	85,940
Sumitomo Precision Products Co., Ltd.	17,000	93,115
Sumitomo Real Estate Sales Co., Ltd.	4,030	196,422
Sumitomo Seika Chemicals Co., Ltd. (c)	25,000	99,669
Sun-Wa Technos Corp.	3,900	36,453
SWCC Showa Holdings Co., Ltd. (c)	149,000	135,176
SxL Corp. (a) (c)	49,000	100,582
SystemPro Co., Ltd.	113	89,782
T Hasegawa Co., Ltd.	9,600	121,460
T RAD Co., Ltd.	34,000	118,653
T-GAIA Corp. (c)	86	164,545
Tachi-S Co., Ltd.	6,400	119,265
Tachibana Eletech Co., Ltd.	5,900	53,246
Tact Home Co., Ltd.	48	41,868
Tadano, Ltd.	57,000	422,551
Taihei Dengyo Kaisha, Ltd.	20,000	136,542
Taihei Kogyo Co., Ltd.	29,000	139,359
Taiheiyo Kouhatsu, Inc. (c)	35,000	35,214
Taiho Kogyo Co., Ltd.	9,300	117,719
Taikisha, Ltd.	14,100	294,114
Taiko Pharmaceutical Co., Ltd.	2,000	17,598
Taisei Lamick Co., Ltd. (c)	2,700	80,737
Taiyo Ink Manufacturing Co., Ltd. (c)	7,500	188,578
Taiyo Yuden Co., Ltd. (c)	47,800	468,740
Takachiho Koheki Co., Ltd.	400	4,424
Takagi Securities Co., Ltd.	12,000	15,109
Takamatsu Construction Group Co., Ltd.	8,100	139,550
Takano Co., Ltd.	6,000	31,899
Takaoka Electric Manufacturing Co., Ltd. (c)	40,000	88,727
Takara Holdings, Inc. (c)	79,000	509,215
Takara Leben Co., Ltd.	11,900	102,394
Takara Printing Co., Ltd.	3,100	23,120
Takara Standard Co., Ltd.	41,000	316,543
Takasago International Corp.	43,000	214,576
Takasago Thermal Engineering Co., Ltd.	26,500	206,129
Takashima & Co., Ltd. (c)	25,000	120,984
Take And Give Needs Co., Ltd.	454	41,111
Takeuchi Manufacturing Co., Ltd.	1,800	14,859
Takihyo Co., Ltd.	11,000	57,671

Japan—(Continued)
Takiron Co., Ltd.	27,000	$90,710
Takisawa Machine Tool Co., Ltd.	29,000	44,035
Takuma Co., Ltd. (c)	38,000	181,543
Tamron Co., Ltd. (c)	7,700	255,519
Tamura Corp.	41,000	105,711
Tanseisha Co., Ltd.	8,000	23,865
Tatsuta Electric Wire and Cable Co., Ltd. (c)	22,000	140,546
Tayca Corp.	17,000	55,991
TBK Co., Ltd.	11,000	63,949
Teac Corp. (a)	72,000	28,032
TECHNO ASSOCIE Co., Ltd.	300	2,537
Techno Ryowa, Ltd.	4,800	24,352
Tecmo Koei Holdings Co., Ltd.	12,200	102,383
Teikoku Electric Manufacturing Co., Ltd.	3,200	63,262
Teikoku Piston Ring Co., Ltd.	10,200	169,869
Teikoku Sen-I Co., Ltd.	11,000	85,551
Teikoku Tsushin Kogyo Co., Ltd.	24,000	42,522
Tekken Corp.	62,000	89,571
Temp Holdings Co., Ltd. (c)	7,400	89,999
Ten Allied Co., Ltd.	2,600	8,871
Tenma Corp.	6,200	66,033
Teraoka Seisakusho Co., Ltd.	200	837
The 77 Bank, Ltd.	61,000	251,045
The Aichi Bank, Ltd.	3,700	176,886
The Akita Bank, Ltd.	98,000	274,639
The Aomori Bank, Ltd.	94,000	288,229
The Awa Bank, Ltd. (c)	100,000	636,980
The Bank of Iwate, Ltd.	7,100	286,644
The Bank of Kochi, Ltd.	11,000	11,894
The Bank of Nagoya, Ltd. (c)	76,000	234,677
The Bank of Okinawa, Ltd.	9,100	389,080
The Bank of Saga, Ltd.	77,000	191,425
The Chiba Kogyo Bank, Ltd. (a)	18,600	100,825
The Chukyo Bank, Ltd. (c)	57,000	129,514
The Daiei, Inc. (a) (c)	61,300	194,062
The Daisan Bank, Ltd.	95,000	182,847
The Daishi Bank, Ltd.	171,000	514,335
The Daito Bank, Ltd. (c)	88,000	74,207
The Ehime Bank, Ltd.	72,000	197,757
The Eighteenth Bank, Ltd.	92,000	242,883
The Fukui Bank, Ltd.	111,000	265,351
The Fukushima Bank, Ltd.	128,000	95,118
The Higashi-Nippon Bank, Ltd.	63,000	137,038
The Higo Bank, Ltd.	82,000	435,439
The Hokkoku Bank, Ltd.	132,000	519,234
The Hokuetsu Bank, Ltd.	127,000	249,228
The Hyakugo Bank, Ltd.	114,000	476,056
The Hyakujushi Bank, Ltd.	119,000	471,797
The Japan Wool Textile Co., Ltd.	26,000	184,825
The Juroku Bank, Ltd.	159,000	515,864
The Kagoshima Bank, Ltd.	77,000	466,430
The Keihin Co., Ltd.	31,000	39,334
The Keiyo Bank, Ltd.	121,000	561,395
The Kita-Nippon Bank, Ltd.	4,400	118,346
The Maruetsu, Inc. (a)	20,000	72,646
The Michinoku Bank, Ltd.	72,000	143,858
The Mie Bank, Ltd.	43,000	96,035

*See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
The Minato Bank, Ltd.	86,000	$147,362
The Miyazaki Bank, Ltd.	87,000	218,360
The Musashino Bank, Ltd.	14,900	438,959
The Nagano Bank, Ltd.	46,000	92,968
The Nanto Bank, Ltd. (c)	111,000	487,323
The Nippon Road Co., Ltd. (c)	43,000	175,620
The Nippon Synthetic Chemical Industry Co., Ltd.	33,000	204,680
The Nisshin Oillio Group, Ltd. (c)	60,000	253,257
The Ogaki Kyoritsu Bank, Ltd.	157,000	530,819
The Oita Bank, Ltd.	101,000	329,281
The Okinawa Electric Power Co., Inc.	7,800	253,170
The Pack Corp.	7,500	127,520
The Shibusawa Warehouse Co., Ltd.	21,000	61,578
The Shiga Bank, Ltd. (c)	96,000	524,874
The Shikoku Bank, Ltd.	91,000	240,615
The Shimizu Bank, Ltd.	4,800	137,140
The Sumitomo Warehouse Co., Ltd. (c)	65,000	310,517
The Taiko Bank, Ltd. (c)	30,000	80,608
The Tochigi Bank, Ltd.	67,000	211,765
The Toho Bank, Ltd.	98,000	277,444
The Tohoku Bank, Ltd.	55,000	90,831
The Tokyo Tomin Bank, Ltd.	17,400	174,839
The Torigoe Co., Ltd.	9,200	71,508
The Tottori Bank, Ltd.	31,000	57,219
The Towa Bank, Ltd.	154,000	153,472
The Yachiyo Bank, Ltd.	7,000	136,656
The Yamagata Bank, Ltd. (c)	67,000	285,414
The Yamanashi Chuo Bank, Ltd.	68,000	266,927
The Yasuda Warehouse Co., Ltd.	6,600	42,965
Tigers Polymer Corp.	2,200	9,439
Titan Kogyo KK (a) (c)	15,000	53,845
TKC	6,300	130,119
TOA Corp.	106,000	196,893
Toa Corp. (Hyogo)	2,000	15,983
TOA Oil Co., Ltd.	30,000	34,297
TOA Road Corp.	20,000	57,691
Toabo Corp.	56,000	39,531
Toagosei Co., Ltd.	100,000	390,932
Tobishima Corp. (a) (c)	69,900	86,389
Tobu Store Co., Ltd.	11,000	36,884
TOC Co., Ltd. (c)	29,400	169,234
Tocalo Co., Ltd.	7,000	109,606
Toda Corp. (c)	115,000	358,827
Toda Kogyo Corp. (c)	17,000	90,976
Toei Animation Co., Ltd.	100	2,261
Toei Co., Ltd.	35,000	166,297
Toenec Corp.	18,000	94,947
Toho Co., Ltd.	20,000	78,691
Toho Holdings Co., Ltd.	25,000	507,244
Toho Real Estate Co., Ltd.	9,600	54,289
Toho Titanium Co., Ltd. (c)	13,800	148,748
Toho Zinc Co., Ltd. (c)	66,000	260,678
Tohto Suisan Co., Ltd.	22,000	36,458
Tokai Carbon Co., Ltd.	91,000	400,128
Tokai Corp.	2,500	57,548
TOKAI Holdings Corp. (a)	14,000	68,106

Japan—(Continued)
Tokai Lease Co., Ltd.	16,000	$35,777
Tokai Rika Co., Ltd.	9,400	155,356
Tokai Rubber Industries, Inc.	18,100	198,273
Tokai Tokyo Securities Co., Ltd.	105,000	379,079
Token Corp.	4,160	167,500
Toko Electric Corp.	7,000	29,174
Toko, Inc. (c)	42,000	131,483
Tokushu Tokai Holdings Co., Ltd. (c)	56,000	145,707
Tokuyama Corp. (c)	164,000	404,071
Tokyo Derica Co., Ltd.	3,900	42,568
Tokyo Dome Corp.	94,000	279,524
Tokyo Electron Device, Ltd.	24	43,174
Tokyo Energy & Systems, Inc.	12,000	56,640
Tokyo Individualized Educational Institute, Inc.	5,300	10,249
Tokyo Kaikan Co., Ltd.	3,000	11,360
Tokyo Keiki, Inc.	32,000	55,130
Tokyo Kikai Seisakusho, Ltd.	18,000	11,309
Tokyo Ohka Kogyo Co., Ltd. (c)	21,000	466,924
Tokyo Rakutenchi Co., Ltd.	17,000	65,735
Tokyo Rope Manufacturing Co., Ltd. (c)	71,000	133,996
Tokyo Sangyo Co., Ltd.	8,000	26,299
Tokyo Seimitsu Co.	17,500	311,445
Tokyo Steel Manufacturing Co., Ltd.	52,900	312,082
Tokyo Tatemono Co., Ltd.	185,000	696,476
Tokyo Tatemono Real Estate Sales Co., Ltd.	2,400	7,960
Tokyo Tekko Co., Ltd.	25,000	75,289
Tokyo Theatres Co., Inc.	48,000	68,182
Tokyotokeiba Co., Ltd.	87,000	120,456
Tokyu Community Corp. (c)	2,400	79,911
Tokyu Construction Co., Ltd.	39,920	84,784
Tokyu Livable, Inc.	10,900	118,146
Toli Corp.	23,000	43,567
Tomato Bank, Ltd.	43,000	75,080
Tomen Devices Corp.	1,300	32,949
Tomen Electronics Corp.	6,500	95,405
Tomoe Corp.	13,200	47,302
Tomoe Engineering Co., Ltd.	3,600	73,780
Tomoegawa Co., Ltd.	12,000	24,383
Tomoku Co., Ltd.	37,000	104,871
TOMONY Holdings, Inc. (a)	71,400	285,106
Tomy Co., Ltd. (c)	25,900	169,301
TONAMI HOLDINGS Co., Ltd.	32,000	66,109
Topcon Corp. (c)	30,200	220,628
Toppan Forms Co., Ltd.	22,200	189,530
Topre Corp.	21,300	205,448
Topy Industries, Ltd.	81,000	231,540
Toridoll.corp.	9,000	126,726
Torii Pharmaceutical Co., Ltd. (c)	5,600	122,548
Torishima Pump Manufacturing Co., Ltd.	10,000	100,243
Tosei Corp.	143	57,017
Toshiba Machine Co., Ltd.	51,000	264,919
Toshiba Plant Systems & Services Corp. (c)	19,000	226,330
Toshiba TEC Corp. (c)	69,000	259,642
Tosho Printing Co., Ltd.	15,000	26,930
Totetsu Kogyo Co., Ltd.	16,000	183,816
Touei Housing Corp.	7,855	81,374
Toukei Computer Co., Ltd.	2,200	28,594

*See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tow Co., Ltd.	600	$3,934
Towa Corp.	11,100	80,048
Towa Pharmaceutical Co., Ltd. (c)	4,300	241,010
Toyo Construction Co., Ltd. (a) (c)	160,000	151,678
Toyo Corp. (c)	15,000	160,959
Toyo Electric Manufacturing Co., Ltd.	20,000	70,363
Toyo Engineering Corp.	58,000	251,960
Toyo Ink Manufacturing Co., Ltd.	97,000	356,094
Toyo Kanetsu K K	61,000	127,184
Toyo Kohan Co., Ltd.	30,000	107,339
Toyo Securities Co., Ltd.	43,000	88,685
Toyo Sugar Refining Co., Ltd.	9,000	10,185
Toyo Tanso Co., Ltd. (c)	5,000	157,106
Toyo Tire & Rubber Co., Ltd. (c)	88,000	298,145
Toyo Wharf & Warehouse Co., Ltd.	30,000	50,566
Toyobo Co., Ltd.	362,000	499,877
Trancom Co., Ltd.	3,200	66,340
Trans Cosmos, Inc.	8,900	120,866
Trinity Industrial Corp.	1,000	3,852
Trusco Nakayama Corp.	9,700	197,369
TS Tech Co., Ltd.	21,400	391,165
TSI Holdings Co., Ltd. (a)	38,405	190,089
Tsubakimoto Chain Co	69,000	400,228
Tsubakimoto Kogyo Co., Ltd.	3,000	9,302
Tsudakoma Corp.	23,000	44,522
Tsugami Corp. (c)	30,000	211,137
Tsukamoto Corp. Co., Ltd.	4,000	7,163
Tsukishima Kikai Co., Ltd.	11,000	95,892
Tsukuba Bank, Ltd. (c)	47,200	169,332
Tsukui Corp. (c)	2,400	35,277
Tsuruha Holdings, Inc.	6,200	385,534
Tsurumi Manufacturing Co., Ltd.	10,000	77,919
Tsutsumi Jewelry Co., Ltd.	3,800	92,420
TTK Co., Ltd.	4,000	19,527
TV Asahi Corp.	100	150,019
TV Tokyo Holdings Corp.	2,900	33,678
TYK Corp.	6,000	13,898
U-Shin, Ltd.	16,000	113,063
Ube Material Industries, Ltd.	17,000	39,524
Uchida Yoko Co., Ltd.	32,000	106,673
Ueki Corp.	11,000	24,128
UKC Holdings Corp.	4,000	52,766
ULVAC, Inc. (c)	21,000	193,435
Umenohana Co., Ltd.	25	54,784
Uniden Corp.	25,000	66,608
Union Tool Co.	7,000	105,724
Unipres Corp.	13,100	341,154
United Arrows, Ltd.	9,300	231,914
Unitika, Ltd.	276,000	149,687
Uoriki Co., Ltd.	1,500	18,409
Usen Corp. (a)	16,970	15,923
UTOC Corp.	5,100	16,243
V Technology Co., Ltd. (c)	15	39,621
Valor Co., Ltd.	11,600	191,557
Village Vanguard Co., Ltd.	5	6,842
Vital KSK Holdings, Inc.	18,300	172,060
VT Holdings Co., Ltd.	3,400	33,029

Japan—(Continued)
Wacom Co., Ltd. (c)	145	$326,189
Wakachiku Construction Co., Ltd. (a) (c)	59,000	70,019
Wakamoto Pharmaceutical Co., Ltd.	9,000	23,219
Wakita & Co., Ltd.	4,000	29,623
Warabeya Nichiyo Co., Ltd.	7,500	119,737
Watabe Wedding Corp.	2,600	23,669
WATAMI Co., Ltd.	9,800	208,252
Weathernews, Inc. (c)	3,100	99,666
West Holdings Corp.	1,000	20,188
Wood One Co., Ltd.	19,000	64,193
Wowow, Inc.	3	6,402
Xebio Co., Ltd.	10,300	235,532
Y.A.C. Co., Ltd.	4,900	40,906
Yahagi Construction Co., Ltd.	15,500	66,776
Yaizu Suisankagaku Industry Co., Ltd.	4,000	38,406
YAMABIKO Corp.	4,100	53,680
Yamaichi Electronics Co., Ltd. (c)	8,200	16,729
Yamatake Corp.	13,700	280,107
Yamatane Corp. (c)	53,000	75,339
Yamato Corp.	8,000	31,110
Yamaya Corp.	1,650	26,602
Yamazen Corp. (c)	17,000	132,465
Yaoko Co., Ltd. (c)	2,700	94,268
Yellow Hat, Ltd.	10,700	182,086
Yodogawa Steel Works, Ltd.	70,000	269,989
Yokogawa Bridge Holdings Corp.	16,000	108,683
Yokohama Reito Co., Ltd. (c)	24,700	192,317
Yokowo Co., Ltd.	7,900	43,533
Yomeishu Seizo Co., Ltd.	6,000	52,844
Yomiuri Land Co., Ltd.	21,000	65,116
Yondenko Corp.	12,000	49,394
Yonekyu Corp.	10,400	102,378
Yonex Co., Ltd.	5,900	37,656
Yorozu Corp.	6,800	111,679
Yoshinoya Holdings Co., Ltd.	203	267,263
Yuasa Trading Co., Ltd.	85,000	153,388
Yuken Kogyo Co., Ltd.	16,000	32,762
Yuki Gosei Kogyo Co., Ltd.	6,000	16,663
Yukiguni Maitake Co., Ltd.	7,600	26,809
Yurtec Corp.	21,000	80,809
Yusen Air & Service Co., Ltd.	8,100	109,865
Yushin Precision Equipment Co., Ltd.	4,900	92,803
Yushiro Chemical Industry Co., Ltd.	4,900	52,037
Zappallas, Inc.	17	15,867
Zenrin Co., Ltd.	13,500	133,154
Zensho Co., Ltd. (c)	31,200	390,182
ZERIA Pharmaceutical Co., Ltd.	8,000	134,111
Zuken, Inc.	7,200	52,580

		172,003,300

Netherlands—2.0%
Aalberts Industries NV	48,516	755,435
Accell Group NV	6,480	121,972
AMG Advanced Metallurgical Group NV (a) (c)	17,035	144,206
Amsterdam Commodities NV (c)	7,247	110,443

*See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Netherlands—(Continued)
APERAM (c)	28,535	$376,423
Arcadis NV	29,825	651,504
ASM International NV (c)	23,464	891,610
Ballast Nedam	413	6,171
BE Semiconductor Industries NV (a)	23,461	171,411
Beter BED Holding NV (c)	10,318	200,542
BinckBank NV	35,022	283,984
Brunel International NV	5,868	232,853
CSM NV (c)	38,226	704,784
Delta Lloyd NV	24,448	339,479
DOCdata NV	1,934	27,318
Exact Holding NV (c)	7,498	164,202
Gemalto NV (c)	17,506	1,258,966
Grontmij	35,808	115,533
Heijmans NV (c)	7,291	56,853
Hunter Douglas NV	2,192	85,465
ICT Automatisering NV	1,424	4,652
Imtech NV (c)	38,313	914,162
Kardan NV	13,562	7,994
KAS Bank NV	6,821	60,777
Kendrion NV	3,781	80,441
Koninklijke BAM Groep NV (c)	183,068	516,192
Koninklijke Wessanen NV (c)	49,214	144,534
LBi International NV (a)	34,847	128,208
Macintosh Retail Group NV	6,796	77,514
Mediq NV	37,049	455,752
Nederland Apparatenfabriek	1,182	34,192
Nutreco Holdings NV	16,868	1,175,339
Ordina NV	19,632	22,550
PostNL NV	186,383	771,689
SBM Offshore NV	32,148	446,160
Sligro Food Group NV	11,996	311,908
SNS Reaal NV (a) (c)	105,329	143,686
Telegraaf Media Groep NV	7,444	77,963
Ten Cate NV	16,625	444,601
TKH Group NV	23,125	496,559
TomTom NV (a) (c)	69,531	281,178
Unit 4 Agresso NV	15,251	389,637
USG People NV	43,376	312,630
Van Lanschot NV	45	1,104
Xeikon NV	10,815	38,574

		14,037,150

New Zealand—0.9%
Abano Healthcare Group, Ltd.	880	3,166
Air New Zealand, Ltd.	170,907	117,631
Auckland International Airport, Ltd.	373,447	732,710
Briscoe Group, Ltd.	3,656	5,116
Cavalier Corp., Ltd.	7,259	8,845
Chorus, Ltd. (a)	67,221	170,000
Ebos Group, Ltd.	19,549	119,159
Fisher & Paykel Appliances Holdings, Ltd.	223,937	97,833
Fisher & Paykel Healthcare Corp., Ltd.	209,357	331,376
Freightways, Ltd.	79,074	240,928
Hallenstein Glasson Holdings, Ltd.	13,270	42,607
Heartland New Zealand, Ltd. (a)	72,313	30,720

New Zealand—(Continued)
Infratil, Ltd. (c)	399,354	$650,044
Mainfreight, Ltd.	35,762	275,375
Methven, Ltd.	14,148	13,800
Michael Hill International, Ltd.	68,524	53,697
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	9,504
New Zealand Oil & Gas, Ltd. (a)	164,407	109,511
Nuplex Industries, Ltd. (c)	100,359	201,708
NZX, Ltd.	86,352	93,629
Opus International Consultants, Ltd.	4,000	6,885
PGG Wrightson, Ltd.	58,545	13,522
Pike River Coal, Ltd. (a) (b)	82,575	0
Port of Tauranga, Ltd.	38,167	339,463
Pumpkin Patch, Ltd.	1,682	1,227
Rakon, Ltd. (a)	61,576	23,691
Restaurant Brands New Zealand, Ltd.	35,693	59,655
Rubicon, Ltd. (a)	7,442	1,532
Ryman Healthcare, Ltd.	140,150	388,675
Sanford, Ltd.	314	970
Skellerup Holdings, Ltd.	3,029	3,450
Sky City Entertainment Group, Ltd.	290,907	794,262
Sky Network Television, Ltd.	103,256	400,064
The New Zealand Refining Co., Ltd.	27,432	52,195
The Warehouse Group, Ltd.	53,130	106,536
Tower, Ltd. (a)	94,157	120,939
TrustPower, Ltd.	11,923	72,229
Vector, Ltd.	163,940	352,539
Xero, Ltd.	16,739	67,166

		6,112,359

Norway—1.0%
ABG Sundal Collier Holdings ASA	113,992	70,845
Acta Holding ASA	38,672	7,238
Algeta ASA (a)	8,710	249,235
Archer, Ltd. (a) (c)	19,832	35,817
Atea ASA (a)	37,179	327,061
Austevoll Seafood ASA	48,445	204,783
Bakkafrost P/F	789	5,911
Bonheur ASA	2,455	45,787
BW Offshore, Ltd. (a)	176,208	192,567
BWG Homes ASA	34,975	64,937
Cermaq ASA	28,972	381,710
Clavis Pharma ASA (a)	12,771	112,646
Copeinca ASA (a)	12,800	90,601
Deep Sea Supply plc (a)	53,588	94,477
Dockwise, Ltd. (a) (c)	5,859	97,215
DOF ASA (a)	25,346	128,904
EDB ErgoGroup ASA (a)	22,137	35,399
Ekornes ASA	11,468	164,470
Electromagnetic GeoServices ASA (a)	70,086	156,005
Eltek ASA (a)	122,435	80,926
Farstad Shipping ASA	5,743	135,293
Frontline, Ltd. (c)	30,833	140,129
Funcom NV (a)	18,295	49,030
Ganger Rolf ASA (c)	7,335	136,184
Golden Ocean Group, Ltd.	173,259	113,592

*See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—(Continued)
Grieg Seafood ASA (a)	7,998	$10,129
Hurtigruten ASA (a)	79,346	49,370
Kongsberg Automotive ASA (c)	161,493	42,978
Kvaerner ASA	92,750	209,013
Leroy Seafood Group ASA	9,330	166,704
Nordic Semiconductor ASA (c)	76,341	231,294
Norske Skogindustrier ASA (c)	101,549	70,090
Northern Offshore, Ltd. (a)	47,579	72,528
Norwegian Air Shuttle AS (a)	12,510	227,871
Norwegian Energy Co. AS (a)	94,405	74,768
Odfjell SE (Series A)	1,800	9,694
Opera Software ASA (c)	26,391	186,362
Panoro Energy ASA (a)	25,546	16,606
PhotoCure ASA (a)	3,721	22,994
Pronova BioPharma AS (a)	80,879	135,810
ProSafe SE	36,864	268,042
Q-Free ASA (a)	24,256	88,490
Renewable Energy Corp. ASA (a) (c)	63,640	23,654
Salmar ASA	5,170	27,439
Scana Industrier ASA	88,719	23,331
Sevan Marine ASA (a) (c)	6,768	13,178
Siem Offshore, Inc. (a)	72,140	114,805
Solstad Offshore ASA	6,243	89,414
Songa Offshore SE (a) (c)	82,163	195,850
SpareBank 1 SMN (c)	51,945	280,743
Stolt-Nielsen, Ltd.	6,133	103,222
Tomra Systems ASA	67,216	570,699
TTS Group ASA	17,326	52,245
Veidekke ASA	57,200	408,477
Wilh Wilhelmsen ASA	3,212	21,844
Wilh Wilhelmsen Holding ASA	4,905	119,847

		7,048,253

Portugal—0.4%
Altri SGPS S.A.	70,454	93,263
Banco BPI S.A. (c)	157,006	107,328
Banco Comercial Portugues S.A. (c)	1,568,798	195,291
Banco Espirito Santo S.A.	706,931	482,753
Banif S.A. (c)	45,433	6,910
Brisa Auto-Estradas de Portugal S.A.	98,429	315,136
Impresa SGPS (a)	3,990	1,766
Inapa-Invest Particip Gesta	63,187	11,218
Mota Engil SGPS S.A. (c)	40,942	53,252
Novabase SGPS S.A. (a)	7,827	18,826
Portucel Empresa Produtora de Pasta e Papel S.A.	135,397	328,891
REN-Redes Energeticas Nacionais S.A.	118,903	314,686
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	7,134
Semapa-Sociedade de Investimento e Gestao (c)	42,798	266,987
Sonae Industria SGPS S.A. (a) (c)	24,230	14,858
Sonae SGPS S.A. (c)	597,292	311,963
Sonaecom SGPS S.A. (a)	78,934	130,679
Teixeira Duarte S.A.	103,277	28,839

Portugal—(Continued)
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	85,005	$251,995

		2,941,775

Singapore—1.6%
Abterra, Ltd. (a)	40,720	20,055
Amtek Engineering, Ltd.	80,000	39,722
Armstrong Industrial Corp., Ltd.	88,000	18,564
Asiasons Capital, Ltd. (a)	71,000	29,529
ASL Marine Holdings, Ltd.	105,000	47,264
Ausgroup, Ltd.	267,000	74,375
Baker Technology, Ltd.	93,000	21,567
Banyan Tree Holdings, Ltd.	155,000	67,678
Biosensors International Group, Ltd. (a) (c)	395,000	357,297
Bonvests Holdings, Ltd.	18,000	13,281
Boustead Singapore, Ltd.	137,000	100,346
Breadtalk Group, Ltd.	47,000	18,690
Broadway Industrial Group, Ltd.	138,000	39,504
Bukit Sembawang Estates, Ltd.	63,000	237,271
Bund Center Investment, Ltd. (a)	552,000	77,138
Cerebos Pacific, Ltd.	69,000	288,435
CH Offshore, Ltd.	145,000	47,762
China Aviation Oil Singapore Corp., Ltd.	98,000	76,804
China Energy, Ltd.	316,000	13,352
China Merchants Holdings Pacific, Ltd.	1,000	546
Chip Eng Seng Corp., Ltd.	294,000	93,356
Chuan Hup Holdings, Ltd.	125,000	21,797
Creative Technology, Ltd.	22,600	62,820
CSC Holdings, Ltd.	175,000	13,815
CSE Global, Ltd. (a)	243,000	153,226
CWT, Ltd.	87,000	82,010
Delong Holdings, Ltd.	91,000	24,066
DMX Technologies Group, Ltd.	84,000	14,759
Dyna-Mac Holdings, Ltd.	122,000	38,463
Etika International Holdings, Ltd.	29,000	5,211
Eu Yan Sang International, Ltd.	90,000	43,529
Ezion Holdings, Ltd.	339,000	250,556
Ezra Holdings, Ltd. (c)	363,799	309,661
Falcon Energy Group, Ltd.	116,000	19,491
First Resources, Ltd.	35,000	53,499
FJ Benjamin Holdings, Ltd.	83,000	21,045
Food Empire Holdings, Ltd.	43,000	13,229
Fragrance Group, Ltd.	676,000	262,798
Freight Links Express Holdings, Ltd.	430,000	22,867
Gallant Venture, Ltd. (a)	292,000	66,395
GK Goh Holdings, Ltd.	12,000	6,675
GMG Global, Ltd.	1,139,000	110,475
Goodpack, Ltd.	141,000	193,384
GP Batteries International, Ltd.	21,000	16,455
GP Industries, Ltd.	49,000	15,086
Guocoland, Ltd. (c)	25,000	32,132
GuocoLeisure, Ltd. (c)	272,000	128,720
Guthrie GTS, Ltd.	178,000	81,382
HanKore Environment Tech Group, Ltd. (a)	157,000	4,363
Hanwell Holdings, Ltd.	19,000	4,374
Healthway Medical Corp., Ltd.	438,750	27,468

*See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
HG Metal Manufacturing, Ltd.	460,000	$29,480
Hi-P International, Ltd.	125,000	80,863
Hiap Seng Engineering, Ltd.	61,500	13,620
Ho Bee Investment, Ltd. (c)	153,000	141,399
Hong Fok Corp., Ltd. (c)	156,400	54,503
Hong Leong Asia, Ltd.	63,000	80,809
Hotel Grand Central, Ltd.	1,000	601
Hotel Properties, Ltd.	108,000	162,244
HTL International Holdings, Ltd.	69,000	17,872
HupSteel, Ltd.	111,000	16,696
Hwa Hong Corp., Ltd.	88,000	24,695
Hyflux, Ltd. (c)	248,500	266,161
Indofood Agri Resources, Ltd. (a) (c)	245,000	280,159
Informatics Education, Ltd.	123,000	8,093
InnoTek, Ltd.	88,000	27,529
Jaya Holdings, Ltd.	154,000	72,675
JES International Holdings, Ltd. (a)	233,000	29,593
Jiutian Chemical Group, Ltd.	213,000	8,313
K1 Ventures, Ltd. (a)	483,000	50,979
Keppel Telecommunications & Transportation, Ltd.	67,000	59,440
LC Development, Ltd.	204,200	23,389
Li Heng Chemical Fibre Technologies, Ltd.	309,000	35,899
Lian Beng Group, Ltd.	191,000	56,934
LionGold Corp., Ltd. (c)	179,000	178,406
Low Keng Huat Singapore, Ltd.	112,000	37,272
Manhattan Resources, Ltd. (c)	83,000	44,119
Memstar Technology, Ltd.	226,000	11,302
Mercator Lines Singapore, Ltd.	70,000	6,663
Metro Holdings, Ltd.	199,600	125,617
MFS Technology, Ltd.	35,000	2,860
Midas Holdings, Ltd. (c)	675,000	150,794
MobileOne, Ltd.	156,000	315,654
Nam Cheong, Ltd. (c)	264,000	38,287
Nera Telecommunications, Ltd.	29,000	10,193
NSL, Ltd.	15,000	15,666
Oceanus Group, Ltd.	707,000	34,816
OKP Holdings, Ltd.	17,000	7,262
Orchard Parade Holdings, Ltd.	79,255	128,014
OSIM International, Ltd. (a)	109,000	104,241
Otto Marine, Ltd. (c)	522,000	37,897
Overseas Union Enterprise, Ltd. (c)	16,000	27,159
Pan Pacific Hotels Group, Ltd.	84,000	119,029
Pan-United Corp., Ltd.	68,000	30,990
Petra Foods, Ltd.	95,000	188,348
Popular Holdings, Ltd.	115,000	18,608
QAF, Ltd.	91,492	54,428
Raffles Education Corp., Ltd. (c)	344,479	105,274
Raffles Medical Group, Ltd.	101,207	177,297
Riverstone Holdings, Ltd.	20,000	6,928
Rotary Engineering, Ltd.	128,000	52,395
Roxy-Pacific Holdings, Ltd. (c)	159,000	52,985
Sakari Resources, Ltd. (c)	288,000	316,137
Sapphire Corp., Ltd.	26,000	2,681
SBS Transit, Ltd.	11,500	14,013
SC Global Developments, Ltd. (c)	115,000	88,457
See Hup Seng, Ltd.	163,000	25,203

Singapore—(Continued)
Sim Lian Group, Ltd.	42,500	$19,788
Sinarmas Land, Ltd.	814,000	193,579
Singapore Post, Ltd. (c)	520,544	434,461
Singapore Reinsurance Corp., Ltd.	1,000	186
Sinostar PEC Holdings, Ltd. (a)	43,000	5,601
Sinotel Technologies, Ltd. (a)	128,000	10,164
Spice i2i, Ltd.	1,741,000	42,030
Stamford Land Corp., Ltd.	265,000	117,359
STX OSV Holdings, Ltd. (c)	184,000	219,609
Sunningdale Tech, Ltd.	157,000	14,906
SunVic Chemical Holdings, Ltd. (c)	143,000	39,814
Super Coffeemix Manufacturing, Ltd.	66,000	109,721
Swiber Holdings, Ltd. (a)	319,000	144,892
Tat Hong Holdings, Ltd.	116,000	91,124
Technics Oil & Gas, Ltd.	85,000	62,571
Thakral Corp., Ltd.	197,000	4,379
The Hour Glass, Ltd.	31,000	31,289
Tiger Airways Holdings, Ltd. (a) (c)	238,500	131,830
Tiong Woon Corp. Holding, Ltd.	46,250	10,000
Transcu Group, Ltd. (b)	388,000	15,315
Tuan Sing Holdings, Ltd. (c)	299,657	66,780
UMS Holdings, Ltd.	116,000	37,387
United Engineers, Ltd.	101,000	175,471
United Envirotech, Ltd.	149,000	37,352
United Fiber System, Ltd.	426,950	18,368
United Overseas Insurance, Ltd.	4,000	10,736
UOB-Kay Hian Holdings, Ltd. (c)	124,000	154,158
Venture Corp., Ltd.	72,000	445,889
Vicom, Ltd.	2,000	6,491
WBL Corp, Ltd.	31,000	82,484
Wee Hur Holdings, Ltd.	92,000	20,016
Wheelock Properties S, Ltd.	104,000	141,777
Wing Tai Holdings, Ltd.	230,000	243,249
YHI International, Ltd.	78,000	19,644
Yongnam Holdings, Ltd. (c)	518,000	94,449

		11,106,097

Spain—1.7%
Abengoa S.A. (c)	20,451	271,767
Acerinox S.A. (c)	36,598	411,151
Almirall S.A. (a) (c)	34,311	246,753
Amper S.A.	11,902	30,030
Antena 3 de Television S.A. (c)	35,378	151,584
Azkoyen S.A. (a) (c)	1,608	3,159
Banco Espanol de Credito S.A. (c)	4,856	15,872
Banco Popular Espanol S.A. (c)	15,874	35,988
Bankinter S.A. (c)	136,629	476,201
Baron de Ley (a)	1,446	72,930
Bolsas y Mercados Espanoles	31,742	638,968
Caja de Ahorros del Mediterraneo (b) (c)	14,621	0
Campofrio Alimentacion S.A.	11,649	88,949
Cementos Portland Valderrivas S.A.	7,045	36,290
Cie Automotive S.A. (a)	19,638	134,506
Codere S.A. (a) (c)	11,050	53,037
Construcciones y Auxiliar de Ferrocarriles S.A.	858	398,818

*See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Spain—(Continued)
Deoleo S.A. (c)	161,532	$66,658
Dinamia Capital Privado Sociedad de Capital Riesgo S.A.	3,126	13,620
Distribuidora Internacional de Alimentacion S.A. (a) (c)	72,242	339,537
Duro Felguera S.A.	44,406	243,842
Ebro Puleva S.A.	40,424	695,002
Elecnor S.A.	6,167	74,006
Ercros S.A. (a)	60,314	34,308
Faes Farma S.A. (Continuous Shares) (c)	101,250	156,855
Fersa Energias Renovables S.A.	8,580	3,917
Fluidra S.A.	8,412	20,837
Fomento de Construcciones y Contratas S.A. (c)	17,778	227,282
Gamesa Corp. Tecnologica S.A. (c)	76,395	137,374
General de Alquiler de Maquinaria S.A. (Rights Issue) (a)	3,636	2,168
Grifols S.A. (c)	22,829	579,052
Grupo Catalana Occidente S.A.	26,168	372,969
Grupo Empresarial Ence S.A. (Rights Issue) (c)	97,854	188,989
Grupo Ezentis S.A. (a)	95,050	19,313
Iberpapel Gestion S.A.	77	1,290
Immobiliaria Colonial S.A. (a)	10,263	11,090
Indra Sistemas S.A. (c)	42,586	397,658
Jazztel plc (a)	88,160	500,795
La Seda de Barcelona S.A. (a)	17,018	21,276
Laboratorios Farmaceuticos Rovi S.A.	7,875	51,237
Mediaset Espana Comunicacion S.A. (c)	80,927	394,123
Melia Hotels International S.A. (c)	33,769	196,970
Miquel y Costas & Miquel S.A.	5,284	137,991
Natra S.A.	7,533	7,871
Natraceutical S.A. (a)	55,038	9,217
NH Hoteles S.A. (c)	53,239	138,448
Obrascon Huarte Lain S.A.	20,932	433,298
Papeles y Cartones de Europa S.A.	15,147	37,440
Pescanova S.A.	4,964	135,497
Prim S.A. (c)	3,013	14,384
Promotora de Informaciones S.A. (c)	112,904	55,300
Prosegur Cia de Seguridad S.A. (c)	8,913	456,854
Realia Business S.A.	74,911	46,527
Renta Corp. Real Estate S.A.	1,182	1,282
Reyal Urbis S.A. (a)	5,483	1,428
Sacyr Vallehermoso S.A. (Rights Issue) (a) (c)	51,848	96,314
Service Point Solutions S.A.	38,109	6,391
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a)	34,412	30,736
Solaria Energia y Medio Ambiente S.A. (a)	19,439	17,818
Tecnicas Reunidas S.A. (c)	13,018	545,462
Telecomunicaciones y Energia (a)	13,592	24,544
Tubacex S.A. (c)	55,282	111,874
Tubos Reunidos S.A.	59,795	121,115
Unipapel S.A.	5,653	64,800
Vidrala S.A. (c)	9,644	230,892
Viscofan S.A.	19,980	860,363
Vocento S.A.	5,362	11,607
Vueling Airlines S.A. (c)	7,446	42,170

Spain—(Continued)
Zeltia S.A. (c)	82,232	$134,287

		11,590,081

Sweden—3.6%
AarhusKarlshamn AB	14,131	483,847
Acando AB	32,257	64,176
Active Biotech AB (a) (c)	23,620	131,780
AddNode AB	1,849	8,755
AddTech AB	9,102	224,453
AF AB	19,056	369,346
Alliance Oil Co., Ltd. (a) (c)	28,050	256,775
Arise Windpower AB (a)	3,019	11,791
Atrium Ljungberg AB	3,824	45,309
Avanza Bank Holding AB	9,976	205,118
Axfood AB (c)	11,896	378,514
Axis Communications AB (c)	20,453	445,334
B&B Tools AB	9,673	77,418
BE Group AB (c)	31,085	87,377
Beijer AB G&L	6,096	100,936
Beijer Alma AB	10,939	183,921
Beijer Electronics AB	5,229	47,783
Betsson AB (a)	14,686	439,045
Bilia AB	10,743	144,509
Billerud AB (c)	58,189	538,129
BioGaia AB (a)	7,656	177,766
Biolnvent International AB (a) (c)	30,656	24,230
Biotage AB (a)	9,068	9,472
Bjoern Borg AB	9,936	46,832
Brinova Fastigheter AB	327	4,954
Bure Equity AB	36,256	121,377
Byggmax Group AB	19,874	97,955
Castellum AB (c)	88,397	1,071,044
CDON Group AB (a)	33,105	197,014
Cision AB	2,371	16,169
Clas Ohlson AB	19,084	265,978
Concentric AB (a)	32,613	243,719
Concordia Maritime AB	4,217	6,652
Connecta AB	4,752	41,647
CyberCom Group Europe AB (a)	726	903
Diamyd Medical AB (a)	4,923	7,492
Doro AB	8,437	31,991
Duni AB	17,485	142,854
East Capital Explorer AB (a)	7,088	48,851
Enea AB (a)	5,311	26,144
Eniro AB (c)	55,843	67,760
Etrion Corp. (a) (c)	21,649	7,875
Fabege AB	79,503	624,203
Fagerhult AB	2,130	56,524
Fastighets AB Balder	36,044	163,474
Fenix Outdoor AB	384	8,440
Gunnebo AB	21,272	87,846
Hakon Invest AB (c)	29,249	431,202
Haldex AB (c)	33,062	148,722
Hexpol AB	11,357	386,526
HIQ International AB	34,294	182,924
HMS Networks AB	709	11,049

*See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Hoganas AB	14,670	$466,469
Holmen AB (Series B)	32,135	874,833
Hufvudstaden AB (c)	15,492	166,257
Husqvarna AB (Series A)	8,543	40,334
Husqvarna AB (Series B)	203,271	962,277
Industrial & Financial Systems	11,624	182,075
Indutrade AB	6,991	191,564
Intrum Justitia AB	33,868	493,269
JM AB (c)	47,411	839,215
KappAhl Holding AB (c)	26,389	19,137
Klovern AB	22,837	74,655
KNOW IT AB	10,336	83,968
Kungsleden AB	64,238	326,383
Lagercrantz AB	9,342	79,903
Lindab International AB	46,206	285,431
Loomis AB	39,066	482,378
Meda AB	104,406	996,552
Medivir AB (a) (c)	15,830	151,829
Mekonomen AB	8,107	248,249
Micronic Laser Systems AB (a) (c)	46,878	92,249
MQ Holding AB	9,112	27,623
NCC AB	3,116	55,580
NCC AB (Series B)	45,222	814,720
Nederman Holding AB	932	15,108
Net Entertainment NE AB	16,258	165,839
Net Insight AB (a)	90,019	19,824
New Wave Group AB	27,702	101,663
Nibe Industrier AB (c)	40,031	546,980
Nobia AB (c)	90,272	273,401
Nolato AB	12,091	116,212
Nordic Mines AB (a)	2,720	2,933
Nordnet AB	48,099	139,628
OEM International AB	498	4,809
Orexo AB (a)	4,400	21,412
Oriflame Cosmetics S.A. (c)	19,012	636,241
PA Resources AB (a) (c)	274,596	44,248
Peab AB	83,795	418,442
Pricer AB (c)	57,101	85,062
Proact IT Group AB	4,203	76,458
Probi AB	2,989	25,108
Proffice AB (a)	32,500	107,246
RaySearch Laboratories AB	6,806	20,677
ReadSoft AB (a)	5,293	15,868
Rederi AB Transatlantic	6,507	6,625
Rezidor Hotel Group AB	41,212	142,645
rnb Retail and Brands AB	29,440	9,888
Saab AB	27,146	461,847
Sagax AB	1,051	27,422
SAS AB (a) (c)	62,080	48,963
Sectra AB	2,471	16,491
Securitas AB	43,754	340,380
Semcon AB (a)	8,454	54,436
SkiStar AB	11,837	119,789
SSAB AB (Series A) (c)	81,166	675,426
SSAB AB (Series B)	42,707	308,369
Studsvik AB	3,095	16,815
Sweco AB	18,222	191,969

Sweden—(Continued)
Swedish Orphan Biovitrum AB (a)	65,144	$221,869
Systemair AB	3,634	38,425
TradeDoubler AB	21,483	52,301
Trelleborg AB	131,495	1,215,129
Unibet Group plc	15,439	390,844
Vitrolife AB	7,246	57,692
Wallenstam AB	46,001	447,794
Wihlborgs Fastigheter AB	34,090	459,013

		25,100,146

Switzerland—4.6%
Acino Holding AG	1,932	224,070
Advanced Digital Broadcast Holdings S.A. (a) (b)	557	6,227
Affichage Holding Genf	706	122,263
AFG Arbonia-Forster Holding	8,213	148,837
Allreal Holding AG	6,254	911,756
Ascom Holding AG	14,464	103,446
Austriamicrosystems AG (a)	5,826	391,187
Autoneum Holding AG (a)	1,196	54,447
Bachem Holding AG	1,755	62,860
Baloise Holdings AG	1,153	76,116
Bank Coop AG	2,984	184,742
Bank Sarasin & Cie AG	15,300	430,678
Banque Cantonale de Geneve	206	44,628
Banque Cantonale Vaudoise	605	320,917
Banque Privee Edmond de Rothschild S.A.	3	60,024
Basilea Pharmaceutica, Ltd. (a) (c)	3,900	184,547
Belimo Holding AG	219	379,801
Bell Holding AG	60	117,248
Bellevue Group AG	2,584	25,581
Berner Kantonalbank AG (c)	1,758	466,633
BKW S.A. (a)	6,162	206,169
Bobst Group AG	5,133	141,419
Bossard Holding AG	1,285	167,184
Bucher Industries AG	2,634	422,065
Burckhardt Compression Holding AG	1,496	383,998
Burkhalter Holding AG (a)	259	75,170
Carlo Gavazzi Holding AG	71	14,299
Centralschweizerische Kraftwerke AG	215	74,768
Cham Paper Holding AG	123	19,429
Charles Voegele Holding AG (c)	4,263	65,994
Cicor Technologies (a)	644	19,439
Clariant AG	131,019	1,293,596
Coltene Holding AG	958	27,230
Compagnie Financiere Tradition S.A.	826	52,325
Conzzeta AG	44	81,668
Daetwyler Holding AG	3,057	217,635
Dufry AG	7,915	960,158
EFG International AG	27,485	153,057
Emmi AG	1,137	232,337
EMS-Chemie Holding AG	1,342	245,193
Energiedienst Holding AG	2,904	140,744
Flughafen Zuerich AG	1,698	596,273
Forbo Holding AG	1,023	584,918
Galenica AG	2,405	1,529,503

*See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
GAM Holding, Ltd.	100,938	$1,123,727
Gategroup Holding AG (a)	13,487	382,731
Georg Fischer AG (a)	2,283	789,866
Gottex Fund Management Holdings, Ltd.	1,827	4,791
Gurit Holding AG	212	102,717
Helvetia Holding AG	2,669	806,648
Huber & Suhner AG	5,992	246,038
Implenia AG (a)	6,858	215,861
Inficon Holding AG	765	156,109
Interroll Holding AG	245	84,387
Intershop Holding AG	600	206,016
Jungfraubahn Holding AG	62	4,016
Kaba Holding AG	1,057	401,477
Kardex AG	3,022	51,747
Komax Holding AG	1,970	149,548
Kudelski S.A.	18,698	142,292
Kuoni Reisen Holding AG	1,892	579,520
LEM Holding S.A.	273	138,645
Liechtensteinische Landesbank AG	2,166	77,612
LifeWatch AG (a)	4,907	37,837
Logitech International S.A. (a) (c)	81,681	881,400
Lonza Group AG	21,062	877,050
Luzerner Kantonalbank AG	1,325	459,885
Metall Zug AG	64	239,835
Meyer Burger Technology AG (a) (c)	22,851	354,864
Micronas Semiconductor Holding AG	14,106	122,794
Mikron Holding AG (a)	474	2,897
Mobilezone Holding AG	15,293	151,856
Mobimo Holding AG (a)	2,916	673,535
Myriad Group AG (a)	18,675	59,031
Nobel Biocare Holding AG	57,298	592,377
OC Oerlikon Corp. AG (a)	101,100	839,786
Orascom Development Holding AG (a)	2,069	32,908
Orell Fuessli Holding AG	428	43,973
Orior AG (a)	1,321	66,521
Panalpina Welttransport Holding AG	5,392	483,899
Phoenix Mecano AG	345	168,997
Precious Woods Holding AG (a)	752	4,952
PSP Swiss Property AG	2,635	232,479
PubliGroupe AG	701	105,062
Rieter Holding AG	1,508	224,238
Romande Energie Holding S.A.	125	148,235
Schaffner Holding AG	238	56,483
Schmolz & Bickenback AG	19,416	89,125
Schweiter Technologies AG	484	242,341
Schweizerische National-Versicherungs-Gesellschaft	8,748	308,159
Siegfried Holding AG	1,462	174,044
St. Galler Kantonalbank	1,237	436,472
Straumann Holding AG (c)	2,885	423,717
Swiss Life Holding AG (a)	9,309	878,441
Swisslog Holding AG (a)	139,223	132,258
Swissquote Group Holding S.A.	5,895	167,275
Tamedia AG	881	93,723
Tecan Group AG (c)	5,706	394,068
Temenos Group AG (a)	32,572	538,229
Tornos S.A.	3,719	32,275

Switzerland—(Continued)
U-Blox AG (a)	2,606	$107,236
Valiant Holding	7,115	796,429
Valora Holding AG	1,639	304,490
Vaudoise Assurances Holding S.A.	567	160,122
Verwaltungs- und Privat-Bank AG	2,343	181,779
Vetropack Holding AG	123	216,459
Von Roll Holding AG (c)	24,766	50,621
Vontobel Holding AG	11,662	230,174
VZ Holding AG	490	46,424
Walliser Kantonalbank	137	124,887
Walter Meier AG	308	70,629
Ypsomed Holding AG (a) (c)	2,012	108,717
Zehnder Group AG	4,958	296,200
Zueblin Immobilien Holding AG (a)	17,793	62,313
Zuger Kantonalbank AG	64	336,407

		31,548,235

United Kingdom—20.5%
4imprint Group plc	6,953	31,582
888 Holdings plc (a)	59,243	58,986
A.G. Barr plc (c)	49,005	306,594
Aberdeen Asset Management plc	342,028	1,392,947
Acal plc	9,528	27,145
Aegis Group plc	334,975	850,407
Afren plc (a)	461,716	751,551
African Barrick Gold plc	28,594	173,724
Aga Rangemaster Group plc	12,636	14,229
Air Partner plc	992	4,228
Allied Gold Mining plc (a)	51,653	113,439
Amlin plc	302,061	1,676,667
Anglo Pacific Group plc	29,836	114,181
Anglo-Eastern Plantations plc	4,252	52,421
Anite plc	150,636	286,725
Ashmore Group plc	69,220	379,864
Ashtead Group plc	288,080	1,180,373
Atkins WS plc	76,087	823,128
Aveva Group plc	36,046	921,710
Avon Rubber plc	12,592	59,878
AZ Electronic Materials S.A.	14,384	64,743
Babcock International Group plc	160,184	2,143,407
Balfour Beatty plc	331,723	1,553,848
Barratt Developments plc (a)	470,342	1,032,153
BBA Avation plc	288,870	923,835
Beazley plc	386,682	834,835
Bellway plc	82,065	1,077,535
Berendsen plc	106,561	836,140
Berkeley Group Holdings plc	70,062	1,552,396
Betfair Group plc (c)	27,897	327,027
Bioquell plc (a)	5,000	9,986
Bloomsbury Publishing plc	30,485	55,402
Bodycote plc	105,830	555,790
Booker Group plc	481,790	687,409
Bovis Homes Group plc	81,630	603,017
Braemar Shipping Services plc	6,013	31,359
Brammer plc (c)	26,261	107,373
Brewin Dolphin Holdings plc	139,578	301,690

*See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
British Polythene Industries	9,775	$53,782
Britvic plc	128,968	667,050
BTG plc (a)	147,759	944,677
Bwin.Party Digital Entertainment plc (a)	248,132	428,224
Cable & Wireless Communications plc	1,218,734	567,133
Cable & Wireless Worldwide plc	264,550	157,050
Cadogan Petroleum plc (a)	10,341	5,033
Cairn Energy plc (a)	165,982	689,502
Camellia plc	24	3,572
Canaccord Financial, Inc.	4,370	22,594
Cape plc	57,741	239,328
Capital & Counties Properties plc	107,134	352,751
Capital & Regional plc (a)	37,528	15,591
Carclo plc	14,763	104,759
Carillion plc (c)	238,276	1,031,843
Carpetright plc (c)	22,006	233,495
Carr’s Milling Industries plc	591	7,814
Castings plc	1,484	7,325
Catlin Group, Ltd.	266,277	1,776,430
Centamin plc (a)	155,705	169,421
Centaur Media plc	92,526	51,960
Charles Stanley Group plc	548	2,211
Charles Taylor Consulting plc	428	1,073
Chemring Group plc	98,395	423,579
Chesnara plc	39,540	108,397
Chime Communications plc	14,750	36,210
Cineworld Group plc	49,429	159,684
Clarkson plc	1,300	26,382
Close Brothers Group plc	98,159	1,149,453
Cobham plc	450,363	1,640,245
Colt Telecom Group S.A. (a)	208,005	408,149
Computacenter plc	54,448	256,641
Consort Medical plc (c)	18,608	205,218
Cookson Group plc	143,370	1,327,739
Corin Group plc	16,154	12,545
Costain Group plc (c)	10,772	36,092
Cranswick plc	28,895	369,642
Creston plc	3,500	3,041
Croda International plc (c)	37,067	1,316,133
CSR plc (a)	122,475	424,678
Daily Mail & General Trust (c)	156,527	1,038,079
Dairy Crest Group plc	83,632	433,205
De La Rue plc	53,928	857,051
Debenhams plc	788,181	1,069,227
Dechra Pharmaceuticals plc	29,549	224,936
Development Securities plc	42,413	93,945
Devro plc	84,482	401,509
Dialight plc	14,199	231,378
Dignity plc	29,698	375,681
Diploma plc	66,306	463,207
Dixons Retail plc (a) (c)	2,026,146	584,659
Domino Printing Sciences	70,471	596,486
Domino’s Pizza UK & IRL plc (c)	56,803	459,169
Drax Group plc	178,559	1,569,346
DS Smith plc	529,602	1,229,874
Dunelm Group plc	11,505	93,687
E2V Technologies plc	57,984	131,235

United Kingdom—(Continued)
easyJet plc	93,444	$779,023
Electrocomponents plc	213,425	688,758
Elementis plc	255,861	799,081
EnQuest plc (a)	255,471	433,115
EnQuest plc (SEK) (a)	86,759	146,582
Enterprise Inns plc	291,137	298,924
Euromoney Institutional Investor plc	20,461	239,558
Exillon Energy plc (a)	14,549	23,410
F&C Asset Management plc	295,113	384,114
Fenner plc (c)	97,479	554,955
Ferrexpo plc	57,808	195,562
Fiberweb plc	70,210	71,526
Fidessa Group plc	19,095	464,013
Filtrona plc	129,023	967,663
Findel plc (a)	140,049	6,588
FirstGroup plc	199,516	702,198
Fortune Oil plc (a)	367,046	54,949
French Connection Group plc	17,221	6,275
Fuller, Smith & Turner plc	6,226	69,249
Galliford Try plc (c)	36,367	361,514
Gem Diamonds, Ltd.	61,908	190,257
Genus plc (c)	36,981	719,415
Go-Ahead Group plc	16,662	314,959
Greencore Group plc (EUR)	194,766	230,527
Greene King plc	107,732	930,803
Greggs plc	54,722	432,190
Halfords Group plc	115,745	417,074
Halma plc	198,998	1,307,353
Hansard Global plc	6,197	12,524
Hardy Oil & Gas plc	14,946	28,221
Hardy Underwriting Bermuda, Ltd.	10,474	45,763
Hargreaves Lansdown plc	121,563	1,013,313
Hays plc	644,027	744,332
Headlam Group plc	56,842	246,432
Helical Bar plc	61,441	177,652
Helphire plc	40,476	634
Henderson Group plc	485,556	777,227
Heritage Oil plc (a) (c)	105,352	203,681
Hikma Pharmaceuticals plc (c)	82,141	840,411
Hill & Smith Holdings plc	38,523	193,500
Hilton Food Group, Ltd.	559	2,386
Hiscox, Ltd.	228,631	1,531,552
HMV Group plc (c)	209,159	11,388
Hochschild Mining plc	69,571	513,305
Hogg Robinson Group plc	80,061	79,303
Home Retail Group plc (c)	383,206	511,749
Homeserve plc	170,640	417,402
Hornby plc	1,884	2,451
Howden Joinery Group plc (a)	345,962	691,990
Hunting plc	54,115	614,772
Huntsworth plc	11,348	7,978
Hyder Consulting plc	16,592	106,544
ICAP plc	66,360	351,327
IG Group Holdings plc	146,431	1,102,486
Imagination Technologies Group plc (a)	65,593	480,232
IMI plc	591	7,713
Inchcape plc (a)	216,462	1,122,832

*See accompanying notes to financial statements.

MSF-38

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Informa plc	293,165	$1,752,981
Inmarsat plc	194,647	1,497,278
Innovation Group plc (a)	510,672	152,025
Intermediate Capital Group plc	56,516	239,651
International Ferro Metals, Ltd.	82,765	19,046
International Personal Finance plc	167,310	630,780
Interserve plc	82,100	402,632
Invensys plc	257,210	897,824
IP Group plc (a)	123,433	289,503
ITE Group plc	123,011	373,137
James Fisher & Sons plc	15,933	151,451
Jardine Lloyd Thompson Group plc	80,781	886,326
JD Sports Fashion plc	9,241	104,007
JD Wetherspoon plc	57,847	386,842
JKX Oil & Gas plc	42,658	67,481
John Menzies plc	15,688	147,588
John Wood Group plc	140,393	1,513,562
Johnston Press plc (c)	182,050	13,920
Jupiter Fund Management plc	101,851	343,938
Kcom Group plc (c)	394,746	442,380
Keller Group plc	24,891	141,143
Kesa Electricals plc (c)	187,888	145,912
Kier Group plc	19,645	387,592
Kofax plc	26,550	104,368
Ladbrokes plc	533,684	1,315,867
Laird plc	130,285	382,488
Lamprell plc (c)	113,934	180,221
Lancashire Holdings, Ltd.	51,046	639,840
Latchways plc	918	14,736
Lavendon Group plc	34,608	59,550
Logica plc	784,009	1,303,844
London Stock Exchange Group plc	62,061	977,680
Lonmin plc (c)	34,446	420,483
Lookers plc	114,575	113,133
Low & Bonar plc	25,797	23,133
LSL Property Services plc	2,076	7,586
Marshalls plc	58,202	81,660
Marston’s plc (c)	372,328	606,642
Mcbride plc	112,043	217,731
Mears Group plc	47,855	197,933
Mecom Group plc (a)	42,085	45,527
Meggitt plc	422,113	2,559,829
Melrose plc	168,163	983,849
Melrose Resources plc	23,085	44,496
Michael Page International plc	131,245	773,483
Micro Focus International plc	84,783	706,416
Millennium & Copthorne Hotels plc	87,881	660,078
Mitchells & Butlers plc	110,356	432,864
Mitie Group (c)	176,827	721,473
Mondi plc	184,306	1,580,226
Moneysupermarket.com Group plc	132,032	259,434
Morgan Crucible Co.	171,398	749,010
Morgan Sindall plc	15,583	145,429
Mothercare plc (c)	53,760	167,051
Mouchel Group plc	32,678	1,473
N. Brown Group plc	92,789	356,078
National Express Group plc	318,383	1,072,281

United Kingdom—(Continued)
NCC Group plc	11,269	$140,987
New World Resources plc	11,898	60,429
Northgate plc	46,526	151,546
Novae Group plc	15,368	88,063
Ocado Group plc (a) (c)	134,541	164,075
Optos plc (a)	18,011	56,289
Oxford Biomedica plc (a)	67,707	2,493
Oxford Instruments plc	26,744	514,508
Pace plc	116,158	189,353
PayPoint plc	30,239	333,698
Pendragon plc (a)	219,844	50,619
Pennon Group plc	145,591	1,742,351
Persimmon plc	199,016	1,904,392
Petra Diamonds, Ltd. (a)	34,837	65,882
Petropavlovsk plc	81,003	581,103
Pheonix Group Holdings plc	5,947	44,835
Phoenix IT Group, Ltd.	21,830	62,057
Photo-Me International plc	13,571	8,978
Premier Farnell plc	194,041	528,494
Premier Foods plc (a) (c)	87,646	117,669
Premier Oil plc (a)	214,258	1,136,754
Provident Financial plc (c)	72,330	1,378,530
Psion plc	47,475	65,101
Punch Taverns plc	291,265	28,894
PV Crystalox Solar plc (a)	147,211	17,957
PZ Cussons plc (c)	133,219	660,249
QinetiQ plc	338,186	832,950
Quintain Estates & Development plc (a)	195,830	116,562
Rathbone Brothers	24,973	484,440
Raven Russia, Ltd.	33,664	30,375
REA Holdings plc	1,120	9,264
Redrow plc	145,458	276,888
Regus plc	350,864	494,613
Renishaw plc	21,312	468,117
Renold plc (a)	49,471	26,568
Renovo Group plc	13,825	3,849
Rentokil Initial plc	865,652	1,002,172
Restaurant Group plc	107,334	498,165
Ricardo plc	7,893	42,347
Rightmove plc	51,550	1,286,953
RM plc	49,467	59,317
Robert Walters plc	16,972	55,831
Rotork plc	46,393	1,433,142
RPC Group plc	90,094	547,994
RPS Group plc	133,244	436,268
Safestore Holdings plc	117,836	187,958
Salamander Energy plc (a)	92,489	248,038
Savills plc	78,859	432,186
SDL plc (a)	52,526	528,347
Senior plc	201,675	593,445
Severfield-Rowen plc	37,540	90,762
Shanks Group plc	246,393	296,097
SIG plc	305,379	463,661
Smiths News plc	94,836	143,920
Soco International plc (a)	103,791	472,448
Spectris plc	75,025	1,804,435
Speedy Hire plc	137,776	52,278

*See accompanying notes to financial statements.

MSF-39

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Spirax-Sarco Engineering plc	42,679	$1,329,873
Spirent Communications plc	344,790	867,485
Spirit Pub Co. plc (a)	301,387	239,714
Sportech plc (a)	6,604	5,925
Sports Direct International plc	48,604	233,228
ST Modwen Properties plc	82,945	218,922
St. James’s Place plc (c)	87,109	456,831
Stagecoach Group plc	207,543	866,986
Sthree plc	46,452	194,203
SuperGroup plc (a) (c)	5,158	26,942
Synergy Health plc (c)	30,007	424,286
T. Clarke plc	1,419	1,086
TalkTalk Telecom Group plc (a)	188,301	562,101
Talvivaara Mining Co. plc (a)	40,983	110,305
Taylor Wimpey plc (a)	1,648,812	1,241,990
Ted Baker plc	5,612	78,868
Telecity Group plc (a)	45,378	571,318
Telecom Plus plc	24,404	325,848
The Vitec Group plc	11,007	116,053
Thomas Cook Group plc (c)	367,921	86,540
Thorntons plc	20,000	6,153
Topps Tiles plc	106,295	66,039
Torotrak plc (a)	15,625	8,775
Travis Perkins plc	125,434	1,909,849
Tribal Group plc	14,502	19,885
Trinity Mirror plc	158,282	67,624
TT electronics plc	95,954	229,588
TUI Travel plc (c)	119,071	317,741
Tullett Prebon plc	133,791	598,293
UK Coal plc (a) (c)	102,884	14,187
UK Mail Group plc	1,868	6,491
Ultra Electronics Holdings plc	12,832	319,448
Umeco plc	11,175	95,835
Unite Group plc (a)	128,010	387,456
United Business Media, Ltd.	130,376	1,195,743
UTV Media plc	54,341	127,770
Vectura Group plc (a)	199,135	239,697
Victrex plc	43,917	875,889
Vislink plc	37,188	17,332
Volex Group plc (a)	14,989	58,485
WH Smith plc (c)	85,603	730,784
William Hill plc	427,789	1,896,411
Wincanton plc	67,693	43,551
Wolfson Microelectronics plc (a)	84,440	260,950
WSP Group plc	21,420	145,133
Xaar plc	19,443	69,033
Xchanging plc	127,657	202,052
XP Power, Ltd.	3,301	59,692
Yell Group plc (a) (c)	1,399,802	34,049
Yule Catto & Co. plc	154,465	352,574

		141,558,179

United States—0.0%
Molycorp, Inc. (a)	5,466	117,792

United States—(Continued)
Resolute Forest Products (a)	113	$1,311

		119,103

Total Common Stock (Identified Cost $665,040,947)		685,156,306

Preferred Stock—0.0%

Sweden—0.0%
Klovern AB (c)	570	11,576

Total Preferred Stock (Identified Cost $12,260)		11,576

Rights—0.0%

Australia—0.0%
Billabong International, Ltd., expires 07/17/12 (a)	24,116	1,358
Deep Yellow, Ltd., expires 07/20/12 (a)	60,426	247
Senex Energy, Ltd., expires 07/11/12 (a)	32,321	0

		1,605

Austria—0.0%
Uniqa Versicherungen AG, expires 07/12/12 (a)	4,974	434

Cyprus—0.0%
Cyprus Popular Bank PCL, expires 06/29/12 (a)	374,483	0

Germany—0.0%
Mologen AG, expires 07/05/12 (a)	2,834	36

New Zealand—0.0%
Rubicon, Ltd., expires 07/03/12 (a)	2,480	70

Spain—0.0%
La Seda de Barcelona S.A., expires 06/29/12 (a) (c)	17,019	215
Sacyr Vallehermoso S.A., expires 07/10/12 (a) (c)	51,848	4,593

		4,808

Sweden—0.0%
Nordic Mines AB, expires 07/05/12 (a)	2,720	291

Total Rights (Identified Cost $20,000)		7,244

Units—0.0%

Ireland—0.0%
Irish Continental Group plc	130	2,505

*See accompanying notes to financial statements.

MSF-40

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Units—(Continued)

Security Description	Shares	Value*

Singapore—0.0%
K-Green Trust	40,000	$31,489

Total Units (Identified Cost $33,600)		33,994

Warrants—0.0%

Canada—0.0%
Duluth Metals, Ltd., expires 01/18/13 (a) (c)	933	412

Hong Kong—0.0%
Allied Properties HK, Ltd., expires 06/13/16, strike HKD 2.00 (a)	354,804	1,578
Cheuk Nang Holdings, Ltd., expires 04/22/13, strike HKD 2.10 (a)	2,832	365

		1,943

Singapore—0.0%
AFP Properties, Ltd., expires 11/18/15, strike SGD 0.10 (a)	186,223	24,991
Transcu Group, Ltd., expires 09/01/13, strike SGD 0.04 (a) (b)	97,000	1,532

		26,523

Total Warrants (Identified Cost $36,550)		28,878

Short Term Investments—19.6%
Security Description	Shares/Par Amount	Value*

United States—19.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $1,677,001 on 07/02/12, collateralized by $1,660,000 Federal Home Loan Bank at 0.500% due 06/13/14 with a value of $1,660,369; and $50,000 Federal Home Loan Mortgage Corp. at 1.000% due 07/30/14 with a value of $50,837.	$1,677,000	1,677,000
State Street Navigator Securities Lending Prime Portfolio (d)	133,663,038	133,663,038

Total Short Term Investments (Identified Cost $135,340,038)		135,340,038

Total Investments—118.7% (Identified Cost $800,483,395) (e)		820,578,036
Liabilities in excess of other assets		(129,288,502)

Net Assets—100.0%		$691,289,534

(a)	Non-Income Producing.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2012, the securities represent less than 0.5% of net assets.
(c)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $131,747,194 and the collateral received consisted of cash in the amount of $133,663,038 and non-cash collateral with a value of $1,559,012. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $800,483,395. The aggregate unrealized appreciation and depreciation of investments was $132,254,217 and $(112,159,576), respectively, resulting in net unrealized appreciation of $20,094,641 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted seperately from the ordinary share and is freely negotiable.
(EUR)—	Euro
(HKD)—	Hong Kong Dollar
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	U.S. Dollar

Ten Largest Industries as of June 30, 2012	% of Net Assets
Machinery	5.7%
Metals & Mining	5.6%
Commercial Banks	4.6%
Construction & Engineering	4.2%
Oil, Gas & Consumable Fuels	3.9%
Hotels, Restaurants & Leisure	3.7%
Media	3.7%
Chemicals	3.2%
Electronic Equipment, Instruments & Components	3.2%
Food Products	3.2%

*See accompanying notes to financial statements.

MSF-41

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$26,901	$46,732,170	$115,344	$46,874,415
Austria	—	5,739,861	—	5,739,861
Belgium	27	7,326,864	52	7,326,943
Canada	73,132,787	—	2,073	73,134,860
Denmark	—	8,282,357	—	8,282,357
Finland	—	15,432,193	—	15,432,193
France	22,184	22,373,492	—	22,395,676
Germany	2,501,367	28,605,749	—	31,107,116
Greece	4,096	5,316,175	—	5,320,271
Hong Kong	695,465	14,682,002	120,336	15,497,803
Ireland	—	6,446,644	—	6,446,644
Israel	46,174	6,380,752	—	6,426,926
Italy	—	18,006,563	—	18,006,563
Japan	250,501	171,752,799	—	172,003,300
Netherlands	—	14,037,150	—	14,037,150
New Zealand	9,504	6,102,855	—	6,112,359
Norway	—	7,048,253	—	7,048,253
Portugal	—	2,941,775	—	2,941,775
Singapore	177,564	10,913,218	15,315	11,106,097
Spain	—	11,590,081	—	11,590,081
Sweden	—	25,100,146	—	25,100,146
Switzerland	—	31,542,008	6,227	31,548,235
United Kingdom	—	141,558,179	—	141,558,179
United States	119,103	—	—	119,103
Total Common Stock	76,985,673	607,911,286	259,347	685,156,306
Preferred Stock
Sweden	—	11,576	—	11,576
Rights
Australia	—	1,605	—	1,605
Austria	—	434	—	434
Cyprus	—	—	—	—
Germany	—	36	—	36
New Zealand	—	70	—	70
Spain	—	4,808	—	4,808
Sweden	—	291	—	291
Total Rights	—	7,244	—	7,244

See accompanying notes to financial statements.

MSF-42

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Units
Ireland	$2,505	$—	$—	$2,505
Singapore	—	31,489	—	31,489
Total Units	2,505	31,489	—	33,994
Warrants
Canada	412	—	—	412
Hong Kong	1,943	—	—	1,943
Singapore	24,991	—	1,532	26,523
Total Warrants	27,346	—	1,532	28,878
Short Term Investments
United States	133,663,038	1,677,000	—	135,340,038
Total Investments	$210,678,562	$609,638,595	$260,879	$820,578,036

The following table details transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$1,816,906	$996,482	$996,482	$1,816,906

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Warrants	Total
Balance as of December 31, 2011	$131,695	$1,498	$133,193
Transfers Into Level 3	279,674	0	279,674
Transfers Out of Level 3	0	0	0
Accrued discounts/premiums	0	0	0
Realized Loss	(48,243)	0	(48,243)
Change in unrealized appreciation	1,033	34	1,067
Security Purchases	2,806	0	2,806
Security Sales	(107,618)	0	(107,618)
Balance as of June 30, 2012	$259,347	$1,532	$260,879

Common stock transfers into level 3 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs. The change in unrealized depreciation on investments held at June 30, 2012 was $(75,201).

See accompanying notes to financial statements.

MSF-43

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$820,578,036
Cash		75
Cash denominated in foreign currencies (c)		4,146,363
Receivable for:
Securities sold		1,524,814
Fund shares sold		121,037
Interest and dividends		1,454,468
Foreign taxes		206,730

Total Assets		828,031,523
Liabilities
Payable for:
Securities purchased	$2,055,077
Fund shares redeemed	150,735
Foreign taxes	101,858
Collateral for securities loaned	133,663,038
Accrued expenses:
Management fees	435,230
Distribution and service fees	11,838
Deferred trustees’ fees	29,850
Other expenses	294,363

Total Liabilities		136,741,989

Net Assets		$691,289,534

Net assets consists of:
Paid in surplus		$653,089,046
Undistributed net investment income		3,004,231
Accumulated net realized gains		15,088,246
Unrealized appreciation on investments and foreign currency transactions		20,108,011

Net Assets		$691,289,534

Net Assets
Class A		$631,192,755
Class B		60,096,779
Capital Shares Outstanding (d)
Class A		51,938,479
Class B		4,959,278
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.15
Class B		12.12

(a)	Identified cost of investments was $800,483,395.
(b)	Includes securities on loan with a value of $131,747,194.
(c)	Identified cost of cash denominated in foreign currencies was $4,131,819.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$12,495,730
Interest (b)		976,186

		13,471,916
Expenses
Management fees	$2,815,462
Distribution and service fees—Class B	75,655
Trustees’ fees and expenses	24,776
Custodian and accounting	540,863
Audit and tax services	21,530
Legal	5,422
Shareholder reporting	32,325
Insurance	4,157
Miscellaneous	9,312

Total expenses	3,529,502
Less management fee waivers	(8,470)	3,521,032

Net Investment Income		9,950,884

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	15,350,600
Foreign currency transactions	5,458	15,356,058

Net change in unrealized depreciation on:
Investments	(2,421,135)
Foreign currency transactions	(3,735)	(2,424,870)

Net realized and unrealized gain		12,931,188

Net Increase in Net Assets From Operations		$22,882,072

(a)	Net of foreign taxes of $1,117,551.
(b)	Includes net income on securities loaned of $976,909.

See accompanying notes to financial statements.

MSF-44

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011

Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,950,884	$12,883,779
Net realized gain	15,356,058	74,107,364
Net change in unrealized depreciation	(2,424,870)	(194,970,802)

Increase (decrease) in net assets from operations	22,882,072	(107,979,659)

From Distributions to Shareholders
Net investment income
Class A	(16,076,028)	(14,768,872)
Class B	(1,337,619)	(1,094,753)

	(17,413,647)	(15,863,625)

Net realized capital gain
Class A	(60,998,339)	(25,251,376)
Class B	(5,683,825)	(2,087,749)

	(66,682,164)	(27,339,125)

Total distributions	(84,095,811)	(43,202,750)

Increase in net assets from capital share transactions	116,876,497	46,182,831

Total increase (decrease) in net assets	55,662,758	(104,999,578)

Net Assets
Beginning of the period	635,626,776	740,626,354

End of the period	$691,289,534	$635,626,776

Undistributed Net Investment Income
End of the period	$3,004,231	$10,466,994

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,370,793	$32,521,859	7,858,459	$118,884,468
Reinvestments	5,942,511	77,074,367	2,397,858	40,020,248
Redemptions	(61,806)	(894,267)	(8,351,736)	(139,091,038)

Net increase	8,251,498	$108,701,959	1,904,581	$19,813,678

Class B
Sales	591,074	$7,597,343	2,279,389	$35,623,786
Reinvestments	542,616	7,021,444	191,141	3,182,502
Redemptions	(469,989)	(6,444,249)	(798,834)	(12,437,135)

Net increase	663,701	$8,174,538	1,671,696	$26,369,153

Increase derived from capital share transactions		$116,876,497		$46,182,831

See accompanying notes to financial statements.

MSF-45

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.25		$16.68	$14.54	$10.16	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.19		0.29	0.20	0.20	0.00	(c)
Net realized and unrealized gain (loss) on investments	0.42		(2.77)	3.00	4.18	0.16

Total from investment operations	0.61		(2.48)	3.20	4.38	0.16

Less Distributions
Distributions from net investment income	(0.36)		(0.35)	(0.25)	0.00	0.00
Distributions from net realized capital gains	(1.35)		(0.60)	(0.81)	0.00	0.00

Total distributions	(1.71)		(0.95)	(1.06)	0.00	0.00

Net Asset Value, End of Period	$12.15		$13.25	$16.68	$14.54	$10.16

Total Return (%) (e)	3.56	(d)	(16.08)	22.93	43.11	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(f)	1.02	1.01	1.00	1.26	(f)
Net ratio of expenses to average net assets (%) (g)	0.99	(f)	N/A	1.01	1.00	1.15	(f)
Ratio of net investment income to average net assets (%)	2.88	(f)	1.86	1.38	1.65	0.30	(f)
Portfolio turnover rate (%)	13	(f)	25	13	26	4	(f)
Net assets, end of period (in millions)	$631.19		$578.93	$697.01	$448.71	$351.47

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.20		$16.62	$14.50	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.17		0.26	0.16	0.11	0.00	(c)
Net realized and unrealized gain (loss) on investments	0.42		(2.77)	2.98	4.23	0.16

Total from investment operations	0.59		(2.51)	3.14	4.34	0.16

Less Distributions
Distributions from net investment income	(0.32)		(0.31)	(0.21)	0.00	0.00
Distributions from net realized capital gains	(1.35)		(0.60)	(0.81)	0.00	0.00

Total distributions	(1.67)		(0.91)	(1.02)	0.00	0.00

Net Asset Value, End of Period	$12.12		$13.20	$16.62	$14.50	$10.16

Total Return (%) (e)	3.45	(d)	(16.25)	22.59	42.72	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.24	(f)	1.27	1.26	1.25	1.51	(f)
Net ratio of expenses to average net assets (%) (g)	1.24	(f)	N/A	1.26	1.25	1.40	(f)
Ratio of net investment income to average net assets (%)	2.59	(f)	1.69	1.12	0.81	0.52	(f)
Portfolio turnover rate (%)	13	(f)	25	13	26	4	(f)
Net assets, end of period (in millions)	$60.10		$56.70	$43.62	$20.76	$0.22

(a)	Commencement of operations was October 28, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net investment income for the period was less than $0.01.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Computed on an annualized basis.
(g)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-46

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Met/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-47

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain

MSF-48

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$2,815,462	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

MSF-49

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors LP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $	100 million

Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$86,053,228	$0	$44,546,342

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-50

Metropolitan Series Fund

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$20,596,280	$27,421,958	$22,606,470	$8,694,063	$—	$—	$43,202,750	$36,116,021

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,489,114	$59,236,994	$15,712,852	$—	$—	$99,438,960

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-51

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-52

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-53

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-54

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-55

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-56

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 4.54% and 4.39%, respectively. The Portfolio’s primary benchmark, the Dow Jones Conservative Index1, returned 2.60% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The six-month period ended June 30, 2012 was marked by several shifts in investor outlook for the economy and the capital markets. As has been the case since 2008, concerns about the tepid economic recovery and political uncertainty in the Eurozone kept investors on edge. The period was divided into two distinct periods; the first quarter, during which risky assets did well and the second quarter, when fear overtook the market and stocks and other risk-based asset classes declined sharply. Overall, bonds produced a moderately positive return as measured by the 2.37% return of the Barclays U.S. Aggregate Bond Index, but the two quarters were very different. During the first quarter, a positive outlook for the economy caused yields to rise and credit spreads to narrow. In this environment, lower credit and shorter maturity bonds did well. This trend reversed in the second quarter in response to the Greek fiscal crisis and sluggish economic reports. These factors favored higher credit quality sectors—such as U.S. Treasury securities—and longer maturity bonds during the second quarter. Even with the retreat from risk in the second quarter, lower credit bonds still outperformed higher quality bonds for the full period. While foreign bonds just about matched domestic bonds on a local currency basis, a strong dollar detracted from the total return received by the U.S. dollar based investor.

Equity investors were rewarded in the first half of 2012 with a 9.49% total return as measured by the Standard & Poor’s 500 Index. This strong return belies the volatility experienced by investors during the entire period: a strong first quarter (+12.59%) followed by a weak second quarter that included a decline of nearly 9% from late April to early June before the market recovered much of the loss to finish the quarter down only 2.75%. Small cap stocks modestly underperformed large cap stocks as measured by the Russell 2000 Index return of 8.53%. Growth style stocks performed slightly better than value style stocks over the full period, although value stocks did hold up better during the volatile second quarter. Among the best performing sectors for the period were Consumer Discretionary, Financial Services, and Information Technology. Energy was the only major sector with an absolute negative return (-2.34%) for the period; Materials and Utilities were still positive but lagged the broad indices. Foreign equities returned only 2.96% during the first half of 2012 as measured by MSCI EAFE Index. They were hurt by both weak local markets, especially in Europe, and a strong dollar. Emerging market stocks and smaller foreign stocks did only moderately better than large cap stocks from developed countries. Commodities, driven mostly by falling energy prices, declined sharply in value during the period.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The MetLife Conservative Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income. The Portfolio’s large fixed income position (80%) curtailed absolute performance during the first three months of the period when equities surged, but cushioned the magnitude of losses suffered during the volatile second quarter. The inclusion of non-core asset class sectors had a mixed impact on relative performance. Within the fixed income segment, high yield bonds had an overall positive impact, while foreign bonds detracted. In equities, smaller cap domestic stocks trailed larger cap domestic stocks, but emerging market and small cap foreign stocks did better than the large foreign stocks from developed countries that dominate the MSCI EAFE Index. While the Portfolio does not have a formal asset class goal for cash, it does hold cash through its underlying equity portfolios. This residual cash position helped in the second quarter when markets decline, but hurt during the first quarter market rally. Exposure to foreign bonds by some of the core bond managers also detracted from relative performance as foreign bonds trailed domestic bonds for the period. Strong selection in the fixed income portfolios was enough to offset any negative impact from these slight variations from the formal asset class goals.

While the absolute performance by the underlying fixed income portfolios lagged that of the underlying equity portfolios for the six-month period, it contributed more on a relative basis due to the size of the allocation (about 80%) and the strong performance of these portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector. Beyond its TIPS exposure, a focus on the 5-15 year portion of the curve was additive to this Portfolio’s performance as these maturities outperformed the shorter-end of the TIPS yield curve. The PIMCO Total Return Portfolio also posted a strong return due to its longer relative duration as interest rates fell in the first half of 2012. An overweight to Agency Mortgage-Backed Securities also contributed as the Agency sector outperformed similar duration Treasuries. Despite general weakness in the foreign bonds over the period, the Met/Templeton International Bond Portfolio had a large positive impact during the first six months of 2012. Most of its strong performance occurred during the first quarter when an underweight to a very weak Japan and an overweight to a relatively strong Pacific Ex-Japan boosted performance. Relative to traditional below investment grade bond funds, the Met/Eaton Vance Floating Rate Portfolio’s focus on higher quality bank loans hurt relative performance because lower quality notes returned more for the full period and the floating interest rate feature hurt it in a period during which interest rates declined. The Met/Franklin Low Duration Total Return Portfolio and the Western Asset Management U.S. Government Portfolio detracted modestly from relative performance due primarily to their focus on the short end of the yield curve in an environment that favored longer maturity instruments.

MSF-1

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

It was an up and down period for the Portfolio’s underlying equity portfolios during the first six months of 2012. All core equity portfolios were positive for the first quarter and then turned negative in the second quarter. A strong rally in late June put all core equity portfolios into positive territory for the full period. Among the biggest equity contributors to relative performance were the T. Rowe Price Large Cap Growth Portfolio and the Harris Oakmark International Portfolio. T. Rowe Large Cap Growth Portfolio benefitted from good stock selection, particularly in the Consumer Discretionary sector. Shares of priceline.com soared on increased online travel booking. Harris Oakmark International Portfolio’s good performance was due to good equity stock selection in the U.K. and Japan. Individual holdings Daiwa Securities Group and Toyota Motor had the most positive impact on performance during the period. Sector fund Clarion Global Real Estate Portfolio was a major contributor to relative performance as it benefitted from a generally strong period for Real Estate Investment Trusts relative to the rest of equity market.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included the Pioneer Fund Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio. Both security selection and sector weighting decisions detracted from Pioneer Fund Portfolio’s first-half results. Returns were hurt most by stock selection (including stocks it did not own or underweighted) in the Information Technology, Financials, and Consumer Discretionary sectors. A large underweight to Apple (the stock market’s biggest single contributor to performance over the period) was the biggest single detractor from relative performance. Met/Artisan Mid Cap Value Portfolio was hurt by several technology companies, including Arrow Electronics, FLIR Systems, and Lexmark International, and an overweight position in the weak Energy sector. Neuberger Berman Genesis Portfolio’s relative underperformance occurred entirely in the bullish first quarter; it held up better than the market in the bearish second quarter. Overall, its performance was hurt by a significant underweight in the strong Financial Services sector.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Conservative Allocation Portfolio
Class A	4.54	4.54	5.10	5.44
Class B	4.39	4.21	4.85	5.18
Dow Jones Conservative Index	2.60	4.46	5.57	5.52

1 The Dow Jones Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 20% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	21.1
BlackRock Bond Income Portfolio, (Class A)	17.0
Western Asset Management U.S. Government Portfolio, (Class A)	16.0
PIMCO Inflation Protected Bond Portfolio, (Class A)	10.0
Met/Franklin Low Duration Total Return Portfolio, (Class A)	6.0
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	3.0
T. Rowe Price Large Cap Value Portfolio, (Class A)	2.0
Met/Templeton International Bond Portfolio, (Class A)	2.0
Third Avenue Small Cap Value Portfolio, (Class A)	2.0
Met/Eaton Vance Floating Rate Portfolio, (Class A)	2.0

MSF-3

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)(b)	Actual	0.63%	$1,000.00	$1,045.40	$3.20
	Hypothetical*	0.63%	$1,000.00	$1,021.69	$3.17

Class B(a)(b)	Actual	0.88%	$1,000.00	$1,043.90	$4.47
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.42

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Asset Allocation Portfolio as described under Expense Limitation Agreement in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	881,104	$7,128,130
BlackRock Bond Income Portfolio, (Class A) (a)	1,112,748	123,337,009
BlackRock High Yield Portfolio, (Class A) (b)	883,313	7,260,833
BlackRock Large Cap Value Portfolio, (Class A) (a)	785,965	7,128,698
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	267,144	7,135,415
Clarion Global Real Estate Portfolio, (Class A) (b)	701,858	7,271,246
Davis Venture Value Portfolio, (Class A) (a)	458,928	14,437,876
Harris Oakmark International Portfolio, (Class A) (b)	592,890	7,256,973
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	578,064	7,266,263
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	39,360	7,206,475
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	1,404,992	14,485,468
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	4,385,593	43,373,515
Met/Templeton International Bond Portfolio, (Class A) (b)	1,332,482	14,510,725
MFS Research International Portfolio, (Class A) (b)	761,205	6,949,799
MFS Value Portfolio, (Class A) (a)	1,128,191	14,452,128
Neuberger Berman Genesis Portfolio, (Class A) (a)	581,006	7,221,902
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	6,325,281	72,171,462
PIMCO Total Return Portfolio, (Class A) (b)	12,358,000	152,497,725

Affiliated Investment Companies—(Continued)
Pioneer Fund Portfolio, (Class A) (b)	1,047,564	$14,435,435
Rainier Large Cap Equity Portfolio, (Class A) (b)	857,244	7,149,412
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	425,208	7,156,246
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	659,206	14,535,494
Third Avenue Small Cap Value Portfolio, (Class A) (b) (c)	996,099	14,493,243
Van Kampen Comstock Portfolio, (Class A) (b)	727,926	7,250,142
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	1,648,274	21,790,184
Western Asset Management U.S. Government Portfolio, (Class A) (a)	9,522,700	115,891,253

Total Mutual Funds (Identified Cost $701,341,870)		723,793,051

Total Investments—100.0% (Identified Cost $701,341,870) (d)		723,793,051
Liabilities in excess of other assets		(225,480)

Net Assets—100.0%		$723,567,571

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $701,341,870. The aggregate unrealized appreciation and depreciation of investments was $26,872,416 and $(4,421,235), respectively, resulting in net unrealized appreciation of $22,451,181 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31,2011	Share Purchased	Shares Sold	Shares Held at June 30,2012
Baillie Gifford International Equity	0	885,101	3,997	881,104
BlackRock Bond Income	1,050,280	78,243	15,775	1,112,748
BlackRock High Yield	821,256	93,811	31,754	883,313
BlackRock Large Cap Value	0	788,975	3,010	785,965
BlackRock Legacy Large Cap Growth	271,214	21,640	25,710	267,144
Clarion Global Real Estate	734,985	39,075	72,202	701,858
Davis Venture Value	459,596	29,451	30,119	458,928
Harris Oakmark International	573,530	89,892	70,532	592,890
Lord Abbett Bond Debenture	535,340	54,694	11,970	578,064
Met/Artisan Mid Cap Value	38,145	3,149	1,934	39,360
Met/Eaton Vance Floating Rate	1,318,335	99,855	13,198	1,404,992
Met/Franklin Low Duration Total Return	4,120,102	283,752	18,261	4,385,593
Met/Templeton International Bond	1,172,524	185,832	25,874	1,332,482
MFS Research International	1,508,671	347,016	1,094,482	761,205
MFS Value	1,117,823	89,584	79,216	1,128,191
Neuberger Berman Genesis	562,577	47,696	29,267	581,006
PIMCO Inflation Protected Bond	5,733,315	856,784	264,818	6,325,281
PIMCO Total Return	12,416,350	742,314	800,664	12,358,000
Pioneer Fund	1,020,401	82,108	54,945	1,047,564
Ranier Large Cap Equity	869,382	60,265	72,403	857,244
T. Rowe Price Large Cap Growth	454,994	26,555	56,341	425,208
T. Rowe Price Large Cap Value	657,235	50,061	48,090	659,206
Third Avenue Small Cap Value	998,112	77,184	79,197	996,099
Van Kampen Comstock	737,042	49,670	58,786	727,926
Western Asset Management Strategic Bond Opportunities	1,582,943	101,138	35,807	1,648,274
Western Asset Management U.S. Government	8,941,878	647,200	66,378	9,522,700

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
Baillie Gifford International Equity	$(2,461)	$0	$0	$7,128,130
BlackRock Bond Income	76,482	797,101	3,307,700	123,337,009
BlackRock High Yield	30,653	92,776	523,068	7,260,833
BlackRock Large Cap Value	(1,569)	0	0	7,128,698
BlackRock Legacy Large Cap Growth	(36,744)	0	21,464	7,135,415
Clarion Global Real Estate	(32,969)	0	165,945	7,271,246
Davis Venture Value	268,237	0	118,178	14,437,876
Harris Oakmark International	330,401	0	131,069	7,256,973
Lord Abbett Bond Debenture	11,419	0	526,964	7,266,263
Met/Artisan Mid Cap Value	62,385	0	69,790	7,206,475
Met/Eaton Vance Floating Rate	6,792	41,142	512,280	14,485,468
Met/Franklin Low Duration Total Return	(181)	0	926,774	43,373,515
Met/Templeton International Bond	28,926	0	1,469,632	14,510,725
MFS Research International	(356,720)	0	302,006	6,949,799
MFS Value	347,333	195,090	273,978	14,452,128
Neuberger Berman Genesis	(2,490)	0	26,050	7,221,902
PIMCO Inflation Protected Bond	147,204	4,288,472	2,336,864	72,171,462
PIMCO Total Return	(274,466)	0	5,262,800	152,497,725
Pioneer Fund	58,195	0	217,551	14,435,435
Rainier Large Cap Equity	(7,044)	0	31,720	7,149,412
T. Rowe Price Large Cap Growth	438,652	0	8,582	7,156,246
T. Rowe Price Large Cap Value	(48,198)	0	240,921	14,535,494
Third Avenue Small Cap Value	(102,266)	0	0	14,493,243
Van Kampen Comstock	(19,275)	0	109,458	7,250,142

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
Western Asset Management Strategic Bond Opportunities	$23,683	$0	$784,714	$21,790,184
Western Asset Management U.S. Government	21,709	0	2,392,565	115,891,253

	$967,688	$5,414,581	$19,760,073	$723,793,051

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$723,793,051	$—	$—	$723,793,051
Total Investments	$723,793,051	$—	$—	$723,793,051

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Affiliated investments at value (a)		$723,793,051
Receivable for:
Securities sold		1,744,972
Fund shares sold		65,789

Total Assets		725,603,812
Liabilities
Payable for:
Fund shares redeemed	$1,808,691
Accrued expenses:
Management fees	35,183
Distribution and service fees	136,974
Deferred trustees’ fees	29,850
Other expenses	25,543

Total Liabilities		2,036,241

Net Assets		$723,567,571

Net assets consists of:
Paid in surplus		$683,391,503
Undistributed net investment income		18,347,667
Accumulated net realized losses		(622,780)
Unrealized appreciation on investments		22,451,181

Net Assets		$723,567,571

Net Assets
Class A		$49,796,919
Class B		673,770,652
Capital Shares Outstanding (b)
Class A		4,368,658
Class B		59,433,613
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.40
Class B		11.34

(a)	Identified cost of affiliated investments was $701,341,870.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios		$19,760,073

Expenses
Management fees	$327,673
Distribution and service fees—Class B	823,691
Trustees’ fees and expenses	11,144
Custodian and accounting	12,493
Audit and tax services	10,663
Legal	5,458
Miscellaneous	5,777

Total expenses	1,196,899
Less expense reimbursements	(19,189)	1,177,710

Net Investment Income		18,582,363

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	967,688
Capital gains distributions from Underlying Portfolios	5,414,581	6,382,269

Net change in unrealized appreciation on:
Affiliated investments		5,107,046

Net realized and unrealized gain		11,489,315

Net Increase in Net Assets From Operations		$30,071,678

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,582,363	$16,033,904
Net realized gain	6,382,269	33,047,637
Net change in unrealized appreciation (depreciation)	5,107,046	(29,074,018)

Increase in net assets from operations	30,071,678	20,007,523

From Distributions to Shareholders
Net investment income
Class A	(1,675,020)	(1,218,999)
Class B	(21,223,316)	(13,649,858)

	(22,898,336)	(14,868,857)

Net realized capital gain
Class A	(1,293,214)	0
Class B	(17,639,431)	0

	(18,932,645)	0

Total distributions	(41,830,981)	(14,868,857)

Increase in net assets from capital share transactions	52,356,877	69,806,331

Total increase in net assets	40,597,574	74,944,997

Net Assets
Beginning of the period	682,969,997	608,025,000

End of the period	$723,567,571	$682,969,997

Undistributed Net Investment Income
End of the period	$18,347,667	$22,663,640

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	445,804	$5,164,696	1,323,197	$15,301,819
Reinvestments	261,519	2,968,234	105,633	1,218,999
Redemptions	(536,136)	(6,241,688)	(1,199,734)	(13,888,937)

Net increase	171,187	$1,891,242	229,096	$2,631,881

Class B
Sales	5,101,790	$59,500,527	15,069,484	$173,214,588
Reinvestments	3,439,181	38,862,747	1,187,977	13,649,858
Redemptions	(4,125,139)	(47,897,639)	(10,419,086)	(119,689,996)

Net increase	4,415,832	$50,465,635	5,838,375	$67,174,450

Increase derived from capital share transactions		$52,356,877		$69,806,331

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.60		$11.51	$10.87	$9.42	$11.18	$10.58

Income (Loss) From Investment Operations
Net investment income (a)	0.32		0.33	0.33	0.53	0.39	0.22
Net realized and unrealized gain (loss) on investments	0.21		0.07	0.77	1.35	(1.94)	0.39

Total from investment operations	0.53		0.40	1.10	1.88	(1.55)	0.61

Less Distributions
Distributions from net investment income	(0.41)		(0.31)	(0.46)	(0.36)	(0.12)	0.00
Distributions from net realized capital gains	(0.32)		0.00	0.00	(0.07)	(0.09)	(0.01)

Total distributions	(0.73)		(0.31)	(0.46)	(0.43)	(0.21)	(0.01)

Net Asset Value, End of Period	$11.40		$11.60	$11.51	$10.87	$9.42	$11.18

Total Return (%) (c)	4.54	(b)	3.48	10.34	20.73	(14.10)	5.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.11	(d)	0.11	0.11	0.12	0.12	0.15
Net ratio of expenses to average net assets (%) (e)(f)	0.10	(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	5.44	(d)	2.84	2.97	5.36	3.77	2.05
Portfolio turnover rate (%)	11	(d)	33	21	22	25	40
Net assets, end of period (in millions)	$49.80		$48.70	$45.66	$31.11	$26.03	$25.45

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.53		$11.44	$10.81	$9.36	$11.12	$10.54

Income (Loss) From Investment Operations
Net investment income (a)	0.30		0.29	0.30	0.47	0.33	0.19
Net realized and unrealized gain (loss) on investments	0.21		0.08	0.77	1.38	(1.90)	0.40

Total from investment operations	0.51		0.37	1.07	1.85	(1.57)	0.59

Less Distributions
Distributions from net investment income	(0.38)		(0.28)	(0.44)	(0.33)	(0.10)	0.00
Distributions from net realized capital gains	(0.32)		0.00	0.00	(0.07)	(0.09)	(0.01)

Total distributions	(0.70)		(0.28)	(0.44)	(0.40)	(0.19)	(0.01)

Net Asset Value, End of Period	$11.34		$11.53	$11.44	$10.81	$9.36	$11.12

Total Return (%) (c)	4.39	(b)	3.25	10.05	20.52	(14.39)	5.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.36	0.37	0.37	0.40
Net ratio of expenses to average net assets (%) (e)(f)	0.35	(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	5.23	(d)	2.49	2.68	4.73	3.22	1.77
Portfolio turnover rate (%)	11	(d)	33	21	22	25	40
Net assets, end of period (in millions)	$673.77		$634.27	$562.37	$404.32	$225.07	$146.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 3 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purpose. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$327,673	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2012, the amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498. The amount of expenses deferred in 2010 subject to repayment until December 31, 2015 was $71,127. The amount of expenses deferred in 2011 subject to repayment until December 31, 2016 was $38,237. The amount of expenses deferred in 2012 subject to repayment until December 31, 2017 was $19,189.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MSF-12

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2012 were $72,446,993 and $37,904,037, respectively.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$14,868,857	$18,237,016	$—	$—	$—	$—	$14,868,857	$18,237,016

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$24,159,547	$17,365,655	$10,434,896	$—	$—	$51,960,098

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or

MSF-13

Metropolitan Series Fund

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-14

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 5.20% and 5.08%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Conservative Index1, returned 3.63% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The six-month period ended June 30, 2012 was marked by several shifts in investor outlook for the economy and the capital markets. As has been the case since 2008, concerns about the tepid economic recovery and political uncertainty in the Eurozone kept investors on edge. The period was divided into two distinct periods; the first quarter, during which risky assets did well and the second quarter, when fear overtook the market and stocks and other risk-based asset classes declined sharply. Overall, bonds produced a moderately positive return as measured by the 2.37% return of the Barclays U.S. Aggregate Bond Index, but the two quarters were very different. During the first quarter, a positive outlook for the economy caused yields to rise and credit spreads to narrow. In this environment, lower credit and shorter maturity bonds did well. This trend reversed in the second quarter in response to the Greek fiscal crisis and sluggish economic reports. These factors favored higher credit quality sectors—such as U.S. Treasury securities—and longer maturity bonds during the second quarter. Even with the retreat from risk in the second quarter, lower credit bonds still outperformed higher quality bonds for the full period. While foreign bonds just about matched domestic bonds on a local currency basis, a strong dollar detracted from the total return received by the U.S. dollar based investor.

Equity investors were rewarded in the first half of 2012 with a 9.49% total return as measured by the Standard & Poor’s 500 Index. This strong return belies the volatility experienced by investors during the entire period: a strong first quarter (+12.59%) followed by a weak second quarter that included a decline of nearly 9% from late April to early June before the market recovered much of the loss to finish the quarter down only 2.75%. Small cap stocks modestly underperformed large cap stocks as measured by the Russell 2000 Index return of 8.53%. Growth style stocks performed slightly better than value style stocks over the full period, although value stocks did hold up better during the volatile second quarter. Among the best performing sectors for the period were Consumer Discretionary, Financial Services, and Information Technology. Energy was the only major sector with an absolute negative return (-2.34%) for the period; Materials and Utilities were still positive but lagged the broad indices. Foreign equities returned only 2.96% during the first half of 2012 as measured by MSCI EAFE Index. They were hurt by both weak local markets, especially in Europe, and a strong dollar. Emerging market stocks and smaller foreign stocks did only moderately better than large cap stocks from developed countries. Commodities, driven mostly by falling energy prices, declined sharply in value during the period.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income. The Portfolio’s fixed income position curtailed absolute performance during the first three months of the period when equities surged, but partially cushioned the magnitude of losses suffered during the volatile second quarter. The inclusion of non-core asset class sectors had a mixed impact on relative performance. Within the fixed income segment, high yield bonds had an overall positive impact, while foreign bonds detracted. In equities, smaller cap domestic stocks trailed larger cap domestic stocks, but emerging market and small cap foreign stocks did better than the large foreign stocks from developed countries that comprise the majority of the MSCI EAFE Index. While the Portfolio does not have a formal asset class goal for cash, it does hold cash through its underlying equity portfolios. This residual cash position helped in the second quarter when markets decline, but hurt during the first quarter market rally. Exposure to foreign bonds by some of the core bond managers also detracted from relative performance as foreign bonds trailed domestic bonds for the period. Strong selection in the fixed income portfolios was enough to offset any negative impact from these slight variations from the formal asset class goals.

While the absolute performance by the underlying fixed income portfolios lagged that of the underlying equity portfolios for the six-month period, it contributed more on a relative basis due to the size of the allocation (about 60%) and the strong performance of these portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector. Beyond its TIPS exposure, a focus on the 5-15 year portion of the curve was additive to this Portfolio’s performance as these maturities outperformed the shorter-end of the TIPS yield curve. The PIMCO Total Return Portfolio also posted a strong return due to its longer relative duration as interest rates fell in the first half of 2012. An overweight to Agency Mortgage-Backed Securities also contributed as the Agency sector outperformed similar duration Treasuries. Despite general weakness in the foreign bonds over the period, the Met/Templeton International Bond Portfolio had a large positive impact during the first six months of 2012. Most of its strong relative performance occurred during the first quarter when an underweight to a very weak Japan and an overweight to a relatively strong Pacific Ex-Japan boosted performance. Relative to traditional below investment grade bond funds, the Met/Eaton Vance Floating Rate Portfolio’s focus on higher quality bank loans hurt relative performance because lower quality notes returned more for the full period and the floating interest rate feature hurt it in a period during which interest rates declined. The Met/Franklin Low Duration Total Return Portfolio and the Western Asset Management U.S. Government Portfolio detracted modestly from relative performance due primarily to their focus on the short end of the yield curve in an environment that favored longer maturity instruments.

MSF-1

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

It was an up and down period for the Portfolio’s underlying equity portfolios during the first six months of 2012. All core equity portfolios were positive for the first quarter and then turned negative in the second quarter. A strong rally in late June put all core equity portfolios into positive territory for the full period. Among the biggest equity contributors to relative performance were the T. Rowe Price Large Cap Growth Portfolio and the Harris Oakmark International Portfolio. T. Rowe Price Large Cap Growth Portfolio benefitted from good stock selection, particularly in the Consumer Discretionary sector. Shares of priceline.com soared on increased online travel booking. Harris Oakmark International Portfolio’s good performance was due to good equity stock selection in the U.K. and Japan. Individual holdings Daiwa Securities Group and Toyota Motor had the most positive impact on performance during the period. Sector fund Clarion Global Real Estate Portfolio was a major contributor to relative performance as it benefitted from a generally strong period for Real Estate Investment Trusts relative to the rest of equity market.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included the Pioneer Fund Portfolio, the T. Rowe Price Large Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio. Both security selection and sector weighting decisions detracted from Pioneer Fund Portfolio’s first-half results. Returns were hurt most by stock selection (including stocks it did not own or underweighted) in the Information Technology, Financials, and Consumer Discretionary sectors. A large underweight to Apple (the stock market’s biggest single contributor to performance over the period) was the biggest single detractor from relative performance. T. Rowe Price Large Cap Value Portfolio’s relative performance was hurt by both stock selection and sector weightings. Energy stocks, such as Newfield Exploration and Baker Hughes, were the greatest detractors to the Portfolio’s relative returns. Neuberger Berman Genesis Portfolio’s relative underperformance occurred entirely in the bullish first quarter; it held up better than the market in the bearish second quarter. Overall, its performance was hurt by a significant underweight in the strong Financial Services sector. The Van Eck Global Natural Resources Portfolio, although its return was in line with its specific benchmark and its position within the Portfolio was relatively small, was a major detractor to performance relative to the broad equity market. Commodity and energy prices were sharply lower for the period, causing the stocks related to them to fall over the period.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Conservative to Moderate Allocation Portfolio
Class A	5.20	2.20	3.34	5.06
Class B	5.08	1.98	3.09	4.79
Dow Jones Moderately Conservative Index	3.63	2.59	4.12	5.29

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 40% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	18.4
BlackRock Bond Income Portfolio, (Class A)	12.1
Western Asset Management U.S. Government Portfolio, (Class A)	9.0
PIMCO Inflation Protected Bond Portfolio, (Class A)	7.1
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.0
Met/Franklin Low Duration Total Return Portfolio, (Class A)	4.0
MFS Value Portfolio, (Class A)	4.0
Van Kampen Comstock Portfolio, (Class A)	3.0
Met/Templeton International Bond Portfolio, (Class A)	3.0
Davis Venture Value Portfolio, (Class A)	3.0

MSF-3

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.66%	$1,000.00	$1,052.00	$3.37
	Hypothetical*	0.66%	$1,000.00	$1,021.54	$3.32

Class B(a)	Actual	0.91%	$1,000.00	$1,050.80	$4.64
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	3,914,924	$31,671,735
BlackRock Bond Income Portfolio, (Class A) (a)	1,818,272	201,537,316
BlackRock High Yield Portfolio, (Class A) (b)	2,045,750	16,816,066
BlackRock Large Cap Value Portfolio, (Class A) (a)	3,500,689	31,751,248
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	1,211,489	32,358,866
Clarion Global Real Estate Portfolio, (Class A) (b)	1,632,963	16,917,497
Davis Venture Value Portfolio, (Class A) (a)	1,572,508	49,471,105
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	1,289,726	16,456,908
Harris Oakmark International Portfolio, (Class A) (b)	3,999,086	48,948,817
Invesco Small Cap Growth Portfolio, (Class A) (b)	2,275,277	32,786,744
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	1,336,402	16,798,568
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	89,236	16,338,169
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	3,239,816	33,402,499
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	6,737,820	66,637,040
Met/Templeton International Bond Portfolio, (Class A) (b)	4,568,605	49,752,105
MFS Research International Portfolio, (Class A) (b)	3,515,503	32,096,544
MFS Value Portfolio, (Class A) (a)	5,175,064	66,292,575
Neuberger Berman Genesis Portfolio, (Class A) (a)	1,325,969	16,481,793
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	10,304,793	117,577,692
PIMCO Total Return Portfolio, (Class A) (b)	24,848,520	306,630,742

Affiliated Investment Companies—(Continued)
Pioneer Fund Portfolio, (Class A) (b)	2,392,945	$32,974,783
Rainier Large Cap Equity Portfolio, (Class A) (b)	3,899,729	32,523,736
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,937,419	32,606,755
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	3,025,563	66,713,674
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,808,878	16,279,900
Third Avenue Small Cap Value Portfolio, (Class A) (b) (c)	2,269,047	33,014,634
Van Eck Global Natural Resources Portfolio, (Class A) (a)	1,344,202	15,579,302
Van Kampen Comstock Portfolio, (Class A) (b)	5,011,478	49,914,326
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,553,329	33,755,014
Western Asset Management U.S. Government Portfolio, (Class A) (a)	12,356,450	150,377,995

Total Mutual Funds (Identified Cost $1,606,676,515)		1,664,464,148

Total Investments—100.0% (Identified Cost $1,606,676,515) (d)		1,664,464,148
Liabilities in excess of other assets		(469,610)

Net Assets—100.0%		$1,663,994,538

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,606,676,515. The aggregate unrealized appreciation and depreciation of investments was $79,770,468 and $(21,982,835), respectively, resulting in net unrealized appreciation of $57,787,633 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012
Baillie Gifford International Stock	1,861,491	2,068,977	15,544	3,914,924
BlackRock Bond Income	1,759,859	85,326	26,913	1,818,272
BlackRock High Yield	1,916,876	177,139	48,265	2,045,750
BlackRock Large Cap Value	1,512,963	2,037,961	50,235	3,500,689
BlackRock Legacy Large Cap Growth	1,199,536	66,313	54,360	1,211,489
Clarion Global Real Estate	1,639,708	53,326	60,071	1,632,963
Davis Venture Value	1,565,567	36,729	29,788	1,572,508
Goldman Sachs Mid Cap Value	1,281,040	32,539	23,853	1,289,726
Harris Oakmark International	3,781,664	392,641	175,219	3,999,086
Invesco Small Cap Growth	2,194,166	187,258	106,147	2,275,277
Lord Abbett Bond Debenture	1,269,294	99,083	31,975	1,336,402
Met/Artisan Mid Cap Value	88,332	3,025	2,121	89,236
Met/Eaton Vance Floating Rate	3,124,996	160,322	45,502	3,239,816
Met/Franklin Low Duration Total Return	6,456,428	311,056	29,664	6,737,820
Met/Templeton International Bond	4,026,518	544,420	2,333	4,568,605
MFS Research International	4,925,203	564,591	1,974,291	3,515,503
MFS Value	5,101,285	242,590	168,811	5,175,064
Morgan Stanley Mid Cap Growth	137,071	67,459	204,530	0
Neuberger Berman Genesis	1,301,717	33,677	9,425	1,325,969
PIMCO Inflation Protected Bond	9,579,696	1,057,635	332,538	10,304,793
PIMCO Total Return	25,488,153	993,104	1,632,737	24,848,520
Pioneer Fund	2,308,726	98,950	14,731	2,392,945
Rainier Large Cap Equity	3,875,550	178,667	154,488	3,899,729
T. Rowe Price Large Cap Growth	2,062,941	44,668	170,190	1,937,419
T. Rowe Price Large Cap Value	2,971,901	108,912	55,250	3,025,563
T. Rowe Price Mid Cap Growth	1,448,247	439,703	79,072	1,808,878
Third Avenue Small Cap Value	2,240,004	68,307	39,264	2,269,047
Van Eck Global Natural Resources	1,077,575	270,082	3,455	1,344,202
Van Kampen Comstock	4,977,039	159,634	125,195	5,011,478
Western Asset Management Strategic Bond Opportunities	2,511,669	98,380	56,720	2,553,329
Western Asset Management U.S. Government	11,923,238	586,761	153,549	12,356,450

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
Baillie Gifford International Stock	$29,700	$0	$222,362	$31,671,735
BlackRock Bond Income	141,087	1,305,246	5,416,324	201,537,316
BlackRock High Yield	112,080	216,061	1,218,142	16,816,066
BlackRock Large Cap Value	122,185	2,581,340	265,016	31,751,248
BlackRock Legacy Large Cap Growth	(34,304)	0	99,743	32,358,866
Clarion Global Real Estate	(199,635)	0	385,745	16,917,497
Davis Venture Value	63,069	0	409,601	49,471,105
Goldman Sachs Mid Cap Value	(11,059)	0	137,698	16,456,908
Harris Oakmark International	(97,269)	0	886,621	48,948,817
Invesco Small Cap Growth	768,526	1,992,862	0	32,786,744
Lord Abbett Bond Debenture	106,895	0	1,226,964	16,798,568
Met/Artisan Mid Cap Value	167,222	0	160,774	16,338,169
Met/Eaton Vance Floating Rate	18,261	95,698	1,191,584	33,402,499
Met/Franklin Low Duration Total Return	(3,244)	0	1,432,320	66,637,040
Met/Templeton International Bond	4,835	0	5,064,727	49,752,105
MFS Research International	3,081,801	0	1,037,626	32,096,544
MFS Value	795,475	905,954	1,272,296	66,292,575
Morgan Stanley Mid Cap Growth	(84,229)	0	0	0
Neuberger Berman Genesis	23,541	0	60,309	16,481,793
PIMCO Inflation Protected Bond	296,708	6,941,411	3,782,497	117,577,692
PIMCO Total Return	469,924	0	10,563,835	306,630,742
Pioneer Fund	69,537	0	502,504	32,974,783
Rainier Large Cap Equity	18,546	0	147,617	32,523,736

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Transactions in Affiliated Issuers—(Continued)
Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
T. Rowe Price Large Cap Growth	$470,130	$0	$39,905	$32,606,755
T. Rowe Price Large Cap Value	(9,673)	0	1,108,672	66,713,674
T. Rowe Price Mid Cap Growth	348,925	2,006,943	0	16,279,900
Third Avenue Small Cap Value	(42,959)	0	0	33,014,634
Van Eck Global Natural Resources	16,084	1,138,721	0	15,579,302
Van Kampen Comstock	6,167	0	757,947	49,914,326
Western Asset Management Strategic Bond Opportunities	42,804	0	1,216,048	33,755,014
Western Asset Management U.S. Government	(33,536)	0	3,125,175	150,377,995

	$6,657,594	$17,184,236	$41,732,052	$1,664,464,148

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,664,464,148	$—	$—	$1,664,464,148
Total Investments	$1,664,464,148	$—	$—	$1,664,464,148

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Affiliated investments at value (a)		$1,664,464,148
Receivable for:
Securities sold		19,246
Fund shares sold		746,362

Total Assets		1,665,229,756
Liabilities
Payable for:
Securities purchased	$118,089
Fund shares redeemed	645,448
Accrued expenses:
Management fees	97,825
Distribution and service fees	317,377
Deferred trustees’ fees	29,850
Other expenses	26,629

Total Liabilities		1,235,218

Net Assets		$1,663,994,538

Net assets consists of:
Paid in surplus		$1,570,212,185
Undistributed net investment income		38,734,374
Accumulated net realized losses		(2,739,654)
Unrealized appreciation on investments		57,787,633

Net Assets		$1,663,994,538

Net Assets
Class A		$89,916,116
Class B		1,574,078,422
Capital Shares Outstanding (b)
Class A		7,868,309
Class B		138,619,943
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.43
Class B		11.36

(a)	Identified cost of affiliated investments was $1,606,676,515.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios		$41,732,052

Expenses
Management fees	$596,672
Distribution and service fees—Class B	1,941,235
Trustees’ fees and expenses	11,144
Custodian and accounting	12,493
Audit and tax services	10,663
Legal	9,093
Miscellaneous	6,878

Total expenses		2,588,178

Net Investment Income		39,143,874

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	6,657,594
Capital gains distributions from Underlying Portfolios	17,184,236	23,841,830

Net change in unrealized appreciation on:
Affiliated investments		16,679,891

Net realized and unrealized gain		40,521,721

Net Increase in Net Assets From Operations		$79,665,595

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$39,143,874	$33,764,731
Net realized gain	23,841,830	96,732,943
Net change in unrealized appreciation (depreciation)	16,679,891	(116,191,964)

Increase in net assets from operations	79,665,595	14,305,710

From Distributions to Shareholders
Net investment income
Class A	(2,776,843)	(2,025,966)
Class B	(45,718,404)	(29,752,153)

	(48,495,247)	(31,778,119)

Net realized capital gain
Class A	(277,684)	0
Class B	(4,946,143)	0

	(5,223,827)	0

Total distributions	(53,719,074)	(31,778,119)

Increase in net assets from capital share transactions	54,669,269	150,430,976

Total increase in net assets	80,615,790	132,958,567

Net Assets
Beginning of the period	1,583,378,748	1,450,420,181

End of the period	$1,663,994,538	$1,583,378,748

Undistributed Net Investment Income
End of the period	$38,734,374	$48,085,747

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	713,867	$8,246,222	1,832,771	$20,862,761
Reinvestments	266,074	3,054,527	175,105	2,025,966
Redemptions	(648,707)	(7,494,706)	(2,059,611)	(23,462,384)

Net increase (decrease)	331,234	$3,806,043	(51,735)	$(573,657)

Class B
Sales	6,858,366	$78,659,589	23,953,410	$271,561,981
Reinvestments	4,440,364	50,664,547	2,587,143	29,752,153
Redemptions	(6,806,251)	(78,460,910)	(13,304,758)	(150,309,501)

Net increase	4,492,479	$50,863,226	13,235,795	$151,004,633

Increase derived from capital share transactions		$54,669,269		$150,430,976

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.25		$11.36	$10.54	$8.91	$11.61	$11.07

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.29	0.28	0.41	0.33	0.21
Net realized and unrealized gain (loss) on investments	0.30		(0.14)	0.94	1.63	(2.77)	0.35

Total from investment operations	0.59		0.15	1.22	2.04	(2.44)	0.56

Less Distributions
Distributions from net investment income	(0.37)		(0.26)	(0.40)	(0.34)	(0.14)	0.00
Distributions from net realized capital gains	(0.04)		0.00	0.00	(0.07)	(0.12)	(0.02)

Total distributions	(0.41)		(0.26)	(0.40)	(0.41)	(0.26)	(0.02)

Net Asset Value, End of Period	$11.43		$11.25	$11.36	$10.54	$8.91	$11.61

Total Return (%) (c)	5.20	(b)	1.27	11.78	24.00	(21.42)	5.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.08	(d)	0.08	0.10	0.10	0.10	0.11
Net ratio of expenses to average net assets (%) (e)(f)	0.08	(d)	0.08	0.10	0.10	0.10	0.10
Ratio of net investment income to average net assets (%) (g)	5.01	(d)	2.50	2.64	4.30	3.12	1.86
Portfolio turnover rate (%)	9	(d)	32	16	26	23	19
Net assets, end of period (in millions)	$89.92		$84.82	$86.23	$70.28	$50.72	$63.06

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.17		$11.28	$10.47	$8.85	$11.53	$11.02

Income (Loss) from Investment Operations
Net investment income (a)	0.27		0.24	0.25	0.38	0.28	0.17
Net realized and unrealized gain (loss) on investments	0.30		(0.11)	0.94	1.62	(2.72)	0.36

Total from investment operations	0.57		0.13	1.19	2.00	(2.44)	0.53

Less Distributions
Distributions from net investment income	(0.34)		(0.24)	(0.38)	(0.31)	(0.12)	0.00
Distributions from net realized capital gains	(0.04)		0.00	0.00	(0.07)	(0.12)	(0.02)

Total distributions	(0.38)		(0.24)	(0.38)	(0.38)	(0.24)	(0.02)

Net Asset Value, End of Period	$11.36		$11.17	$11.28	$10.47	$8.85	$11.53

Total Return (%) (c)	5.08	(b)	1.05	11.53	23.68	(21.59)	4.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.33	(d)	0.33	0.35	0.35	0.35	0.36
Net ratio of expenses to average net assets (%) (e)(f)	0.33	(d)	0.33	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (g)	4.76	(d)	2.16	2.31	4.08	2.71	1.48
Portfolio turnover rate (%)	9	(d)	32	16	26	23	19
Net assets, end of period (in millions)	$1,574.08		$1,498.56	$1,364.19	$1,022.40	$666.03	$653.42

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	The ratios of expenses to average net assets do not include expenses of the Underlying Portfolios.
(f)	Net ratio of expenses to average net assets includes the effect of the expense limitation agreement as detailed in Note 3 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates:

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$596,672	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively. As of June 30, 2012, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2012 were $129,566,887 and $72,291,531, respectively.

MSF-12

Metropolitan Series Fund

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$31,778,119	$41,120,696	$—	$—	$—	$—	$31,778,119	$41,120,696

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$48,110,478	$5,015,436	$14,734,650	$—	$—	$67,860,564

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-13

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-14

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-17

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, E, and G shares of the MetLife Mid Cap Stock Index Portfolio returned 7.76%, 7.66%, 7.74%, and 7.64%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) MidCap 400 Index1, returned 7.90% over the same period.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the S&P MidCap 400 Index returned 13.5%. The equity markets rallied on strong domestic macroeconomic data, positive developments around the European sovereign debt crisis, and accommodative monetary policy. Positive economic data included stronger than expected U.S. construction spending, vehicle sales, and jobless claims data. In February, European leaders agreed on a second bailout for Greece, and in March, Greece restructured its debt in its ongoing effort to avoid default. Federal Reserve Chairman Ben Bernanke’s comment that the economy shows “some signs of improvement” also helped drive equity markets higher.

During the second quarter, the Index returned negative 4.9%. The second quarter started on a negative note amid concerns about a slowing global economy, climbing yields for Spanish debt and worries regarding Greece’s membership in the euro. Political uncertainty in Europe and weaker than expected macroeconomic numbers, including Chinese, U.K. and U.S. manufacturing, U.S. employment, and U.S. construction spending, also weighed on the market. The global equity markets recovered in June as central bank intervention helped ease concerns and Eurozone leaders agreed on further integration.

During the first six months, the Federal Open Market Committee met four times and maintained the target range for the Federal Funds Rate at 0% to 0.25%. The Committee acknowledged that growth in employment has slowed in recent months and the unemployment rate remains elevated. To promote economic recovery, the Committee expects to maintain a highly accommodative stance for monetary policy by keeping the Federal Funds Rate at exceptionally low levels at least through late 2014.

Nine of the ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the first six months of 2012. Health Care (10.1% beginning weight in the benchmark), up 16.9%, was the best-performing sector. Telecom Services (0.5% beginning weight), up 14.1%, and Financials (20.6% beginning weight), up 12.3%, were the next best-performing sectors. Energy (7.0% beginning weight), down 13.3%, was the worst-performing sector and the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Regeneron Pharmaceuticals, up 106.1%; Equinix, up 73.2%; and Vertex Pharmaceuticals, up 68.4%. The stocks with the largest negative impact were Tempur-Pedic International, down 54.5%; Arch Coal, down 51.9%; and Green Mountain Coffee Roasters, down 51.4%. There were 13 additions and 13 deletions to the benchmark in the first six months of 2012.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P MidCap 400 Index. Factors that impacted tracking error during the period included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	7.76	-2.53	2.39	7.94	—
Class B	7.66	-2.72	2.13	7.68	—
Class E	7.74	-2.68	2.24	7.78	—
Class G	7.64	-2.77	—	—	19.82
S&P MidCap 400 Index	7.90	-2.33	2.55	8.21	—

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 7/5/00, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	1.7
Vertex Pharmaceuticals, Inc.	1.0
Regeneron Pharmaceuticals, Inc.	0.8
Equinix, Inc.	0.7
AMETEK, Inc.	0.7
The Macerich Co.	0.7
Church & Dwight Co., Inc.	0.7
Kansas City Southern	0.6
PetSmart, Inc.	0.6
HollyFrontier Corp.	0.6

Top Sectors

% of Net Assets
Financials	21.5
Industrials	15.6
Information Technology	15.3
Consumer Discretionary	12.8
Health Care	10.1
Materials	6.6
Utilities	5.2
Energy	4.8
Consumer Staples	3.4
Telecommunications	0.5

MSF-2

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.31%	$1,000.00	$1,077.60	$1.60
	Hypothetical*	0.31%	$1,000.00	$1,023.30	$1.56

Class B(a)	Actual	0.56%	$1,000.00	$1,076.60	$2.89
	Hypothetical*	0.56%	$1,000.00	$1,022.04	$2.82

Class E(a)	Actual	0.46%	$1,000.00	$1,077.40	$2.38
	Hypothetical*	0.46%	$1,000.00	$1,022.54	$2.31

Class G(a)	Actual	0.61%	$1,000.00	$1,076.40	$3.15
	Hypothetical*	0.61%	$1,000.00	$1,021.79	$3.07

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—95.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.3%
Alliant Techsystems, Inc.	18,128	$916,733
BE Aerospace, Inc. (a)	56,852	2,482,158
Esterline Technologies Corp. (a) (b)	16,859	1,051,159
Exelis, Inc.	102,096	1,006,666
Huntington Ingalls Industries, Inc. (a)	27,061	1,088,935
Triumph Group, Inc. (b)	27,263	1,534,089

		8,079,740

Air Freight & Logistics—0.1%
UTi Worldwide, Inc.	56,661	827,817

Airlines—0.3%
Alaska Air Group, Inc. (a)	38,901	1,396,546
JetBlue Airways Corp. (a) (b)	124,916	662,055

		2,058,601

Auto Components—0.3%
Gentex Corp. (b)	78,907	1,646,789

Automobiles—0.1%
Thor Industries, Inc. (b)	23,138	634,213

Biotechnology—2.0%
Regeneron Pharmaceuticals, Inc. (a) (b)	42,678	4,874,681
United Therapeutics Corp. (a) (b)	29,375	1,450,538
Vertex Pharmaceuticals, Inc. (a)	115,483	6,457,809

		12,783,028

Building Products—0.5%
Fortune Brands Home & Security, Inc. (a)	87,341	1,945,084
Lennox International, Inc. (b)	27,885	1,300,278

		3,245,362

Capital Markets—2.1%
Affiliated Managers Group, Inc. (a)	28,103	3,075,873
Apollo Investment Corp. (b)	111,013	852,580
Eaton Vance Corp. (b)	63,230	1,704,048
Greenhill & Co., Inc. (b)	15,901	566,871
Janus Capital Group, Inc. (b)	103,137	806,531
Jefferies Group, Inc. (b)	82,248	1,068,402
Raymond James Financial, Inc.	61,084	2,091,516
SEI Investments Co.	78,755	1,566,437
Waddell & Reed Financial, Inc. (Class A) (b)	47,239	1,430,397

		13,162,655

Chemicals—2.9%
Albemarle Corp.	48,799	2,910,372
Ashland, Inc.	42,934	2,975,756
Cabot Corp. (b)	34,689	1,411,842
Cytec Industries, Inc.	25,162	1,475,500
Intrepid Potash, Inc. (a) (b)	28,834	656,262
Minerals Technologies, Inc. (b)	9,712	619,431
NewMarket Corp. (b)	5,795	1,255,197
Olin Corp. (b)	43,823	915,463
RPM International, Inc. (b)	71,961	1,957,339

Chemicals—(Continued)
Sensient Technologies Corp. (b)	27,315	$1,003,280
The Scotts Miracle-Gro Co.	23,733	975,901
Valspar Corp.	49,909	2,619,723

		18,776,066

Commercial Banks—3.8%
Associated Banc-Corp.	95,171	1,255,305
BancorpSouth, Inc. (b)	44,953	652,718
Bank of Hawaii Corp. (b)	24,909	1,144,569
Cathay General Bancorp (b)	43,066	711,020
City National Corp. (b)	25,664	1,246,757
Commerce Bancshares, Inc.	43,074	1,632,505
Cullen/Frost Bankers, Inc. (b)	33,581	1,930,572
East West Bancorp, Inc.	79,107	1,855,850
FirstMerit Corp. (b)	59,997	991,150
Fulton Financial Corp.	109,863	1,097,531
Hancock Holding Co. (b)	46,383	1,411,898
International Bancshares Corp. (b)	29,068	567,407
Prosperity Bancshares, Inc. (b)	25,963	1,091,225
Signature Bank (a)	25,263	1,540,285
SVB Financial Group (a) (b)	24,193	1,420,613
Synovus Financial Corp. (b)	430,378	852,148
TCF Financial Corp. (b)	88,737	1,018,701
Trustmark Corp. (b)	35,437	867,498
Valley National Bancorp (b)	107,925	1,144,005
Webster Finanical Corp. (b)	40,385	874,739
Westamerica Bancorp (b)	15,246	719,459

		24,025,955

Commercial Services & Supplies—1.6%
Clean Harbors, Inc. (a)	25,954	1,464,325
Copart, Inc. (a)	56,924	1,348,530
Corrections Corp. of America (a)	54,699	1,610,886
Deluxe Corp. (b)	27,899	695,801
Herman Miller, Inc. (b)	31,915	591,066
HNI Corp. (b)	24,913	641,510
Mine Safety Appliances Co. (b)	16,960	682,470
Rollins, Inc. (b)	35,342	790,600
The Brink’s Co. (b)	25,858	599,388
Waste Connections, Inc. (b)	67,494	2,019,420

		10,443,996

Communications Equipment—0.9%
ADTRAN, Inc. (b)	34,862	1,052,484
Ciena Corp. (a) (b)	54,252	888,105
Plantronics, Inc. (b)	23,259	776,851
Polycom, Inc. (a)	97,551	1,026,236
Riverbed Technology, Inc. (a) (b)	86,738	1,400,819
Tellabs, Inc. (b)	200,374	667,245

		5,811,740

Computers & Peripherals—0.6%
Diebold, Inc.	34,464	1,272,066
NCR Corp. (a)	86,833	1,973,714

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
QLogic Corp. (a)	53,320	$729,951

		3,975,731

Construction & Engineering—0.9%
AECOM Technology Corp. (a)	61,778	1,016,248
Granite Construction, Inc. (b)	19,031	496,899
KBR, Inc.	81,201	2,006,477
The Shaw Group, Inc. (a)	36,068	985,017
URS Corp.	41,436	1,445,288

		5,949,929

Construction Materials—0.3%
Martin Marietta Materials, Inc. (b)	24,965	1,967,741

Containers & Packaging—1.4%
Aptargroup, Inc.	36,426	1,859,547
Greif, Inc.	16,802	688,882
Packaging Corp. of America	53,645	1,514,935
Rock-Tenn Co.	38,672	2,109,558
Silgan Holdings, Inc.	27,084	1,156,216
Sonoco Products Co.	55,035	1,659,305

		8,988,443

Distributors—0.4%
LKQ Corp. (a)	80,661	2,694,077

Diversified Consumer Services—0.8%
ITT Educational Services, Inc. (a) (b)	9,904	601,668
Matthews International Corp. (b)	15,428	501,256
Regis Corp. (b)	31,494	565,632
Service Corp. International	118,786	1,469,383
Sotheby’s (b)	37,065	1,236,488
Strayer Education, Inc. (b)	6,492	707,758

		5,082,185

Diversified Financial Services—0.6%
CBOE Holdings, Inc. (b)	47,848	1,324,433
MSCI, Inc. (a)	66,504	2,262,466

		3,586,899

Diversified Telecommunication Services—0.3%
tw telecom, inc. (a)	82,350	2,113,101

Electric Utilities—2.2%
Cleco Corp. (b)	33,333	1,394,319
Great Plains Energy, Inc. (b)	83,721	1,792,467
Hawaiian Electric Industries, Inc. (b)	52,856	1,507,453
IDACORP, Inc. (b)	27,410	1,153,413
NV Energy, Inc. (b)	129,128	2,270,070
OGE Energy Corp.	53,945	2,793,812
PNM Resources, Inc.	43,583	851,612
Westar Energy, Inc.	69,040	2,067,748

		13,830,894

Electrical Equipment—1.6%
Acuity Brands, Inc. (b)	23,167	$1,179,432
AMETEK, Inc.	87,948	4,389,485
General Cable Corp. (a) (b)	27,230	706,346
Hubbell, Inc. (Class B)	32,406	2,525,724
Regal-Beloit Corp.	22,782	1,418,407

		10,219,394

Electronic Equipment, Instruments & Components—2.1%
Arrow Electronics, Inc. (a)	61,154	2,006,463
Avnet, Inc. (a)	79,366	2,449,235
Ingram Micro, Inc. (a)	83,351	1,456,142
Itron, Inc. (a) (b)	21,864	901,671
National Instruments Corp.	50,996	1,369,753
Tech Data Corp. (a)	21,815	1,050,828
Trimble Navigation, Ltd. (a)	68,444	3,149,108
Vishay Intertechnology, Inc. (a) (b)	78,392	739,237

		13,122,437

Energy Equipment & Services—2.5%
Atwood Oceanics, Inc. (a)	31,113	1,177,316
CARBO Ceramics, Inc. (b)	10,863	833,518
Dresser-Rand Group, Inc. (a)	41,385	1,843,288
Dril-Quip, Inc. (a) (b)	18,912	1,240,438
Helix Energy Solutions Group, Inc. (a)	57,801	948,514
Oceaneering International, Inc.	59,259	2,836,136
Oil States International, Inc. (a)	28,259	1,870,746
Patterson-UTI Energy, Inc.	85,421	1,243,730
Superior Energy Services, Inc. (a)	86,196	1,743,745
Tidewater, Inc. (b)	28,043	1,300,073
Unit Corp. (a)	22,852	843,010

		15,880,514

Food & Staples Retailing—0.3%
Harris Teeter Supermarkets, Inc. (b)	26,972	1,105,582
SUPERVALU, Inc. (b)	116,137	601,590

		1,707,172

Food Products—1.9%
Flowers Foods, Inc. (b)	61,720	1,433,756
Green Mountain Coffee Roasters, Inc. (a) (b)	71,400	1,555,092
Hillshire Brands Co.	64,941	1,882,639
Ingredion, Inc.	41,762	2,068,054
Lancaster Colony Corp. (b)	10,897	775,975
Post Holdings, Inc. (a)	15,057	463,003
Ralcorp Holdings, Inc. (a)	30,210	2,016,215
Smithfield Foods, Inc. (a)	88,128	1,906,209
Tootsie Roll Industries, Inc. (b)	13,873	331,010

		12,431,953

Gas Utilities—1.7%
Atmos Energy Corp.	49,260	1,727,548
Energen Corp.	39,464	1,781,010
National Fuel Gas Co. (b)	45,532	2,139,093
Questar Corp.	97,501	2,033,871
UGI Corp.	61,468	1,809,003

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—(Continued)
WGL Holdings, Inc. (b)	28,198	$1,120,871

		10,611,396

Health Care Equipment & Supplies—2.7%
Gen-Probe, Inc. (a)	24,944	2,050,397
Hill-Rom Holdings, Inc.	33,952	1,047,419
Hologic, Inc. (a)	144,764	2,611,542
IDEXX Laboratories, Inc. (a) (b)	30,114	2,894,859

Masimo Corp. (a) (b)	31,371	702,083
ResMed, Inc. (a) (b)	78,109	2,437,001
STERIS Corp. (b)	31,629	992,202
Teleflex, Inc. (b)	22,331	1,360,181
The Cooper Cos., Inc.	25,911	2,066,661
Thoratec Corp. (a)	32,101	1,077,952

		17,240,297

Health Care Providers & Services—4.0%
AMERIGROUP Corp. (a) (b)	26,538	1,749,120
Catalyst Health Solutions, Inc. (a)	27,690	2,587,354
Community Health Systems, Inc. (a)	49,742	1,394,268
Health Management Associates, Inc. (a) (b)	140,254	1,100,994
Health Net, Inc. (a)	45,570	1,105,984
Henry Schein, Inc. (a) (b) (c)	49,170	3,859,353
HMS Holdings Corp. (a) (b)	47,035	1,566,736
LifePoint Hospitals, Inc. (a) (b)	26,683	1,093,469
Lincare Holdings, Inc.	47,250	1,607,445
Mednax, Inc. (a) (b)	26,919	1,845,028
Omnicare, Inc. (b)	61,815	1,930,482
Owens & Minor, Inc. (b)	34,760	1,064,699
Universal Health Services, Inc. (Class B)	52,977	2,286,487
VCA Antech, Inc. (a) (b)	47,876	1,052,315
WellCare Health Plans, Inc. (a)	23,576	1,249,528

		25,493,262

Health Care Technology—0.2%
Allscripts Heathcare Solutions, Inc. (a)	104,450	1,141,639

Hotels, Restaurants & Leisure—1.5%
Bally Technologies, Inc. (a) (b)	23,583	1,100,383
Bob Evans Farms, Inc. (b)	15,945	640,989
Brinker International, Inc. (b)	41,246	1,314,510
International Speedway Corp.	15,185	397,543
Life Time Fitness, Inc. (a) (b)	23,454	1,090,846
Panera Bread Co. (a)	16,269	2,268,549
Scientific Games Corp. (a)	31,981	273,438
The Cheesecake Factory, Inc. (a) (b)	29,552	944,482
The Wendy’s Co. (b)	162,300	766,056
WMS Industries, Inc. (a) (b)	30,137	601,233

		9,398,029

Household Durables—1.6%
KB Home (b)	39,463	386,737
MDC Holdings, Inc.	20,740	677,576

Mohawk Industries, Inc. (a)	31,323	2,187,285
NVR, Inc. (a)	2,774	2,357,900

Household Durables—(Continued)
Tempur-Pedic International, Inc. (a)	34,754	$812,896
Toll Brothers, Inc. (a) (b)	80,279	2,386,695
Tupperware Brands Corp.	30,594	1,675,327

		10,484,416

Household Products—1.1%
Church & Dwight Co., Inc.	76,000	4,215,720
Energizer Holdings, Inc. (a)	35,778	2,692,295

		6,908,015

Industrial Conglomerates—0.3%
Carisle Cos., Inc.	33,991	1,802,203

Insurance—4.4%
Alleghany Corp. (a)	7,966	2,706,448
American Financial Group, Inc.	41,349	1,622,121
Arthur J. Gallagher & Co.	64,728	2,270,011
Aspen Insurance Holdings, Ltd.	39,131	1,130,886
Brown & Brown, Inc.	63,502	1,731,699
Everest Re Group, Ltd.	28,860	2,986,721
Fidelity National Financial, Inc.	121,907	2,347,929
First American Financial Corp. (b)	58,085	985,122
HCC Insurance Holdings, Inc.	55,372	1,738,681
Kemper Corp.	27,123	834,032
Mercury General Corp.	19,819	825,858
Old Republic International Corp.	141,960	1,176,848
Protective Life Corp.	44,322	1,303,510
Reinsurance Group of America, Inc.	40,332	2,146,066
StanCorp Financial Group, Inc. (b)	24,281	902,282
The Hanover Insurance Group, Inc.	24,643	964,281
W.R. Berkley Corp. (b)	61,305	2,385,991

		28,058,486

Internet & Catalog Retail—0.1%
HSN, Inc. (b)	21,443	865,225

Internet Software & Services—1.5%
AOL, Inc. (a) (b)	51,164	1,436,685
Equinix, Inc. (a) (b)	26,305	4,620,473
Monster Worldwide, Inc. (a) (b)	66,343	563,915
Rackspace Hosting, Inc. (a)	58,424	2,567,151
ValueClick, Inc. (a) (b)	44,123	723,176

		9,911,400

IT Services—3.0%
Acxiom Corp. (a) (b)	42,024	634,983
Alliance Data Systems Corp. (a) (b)	27,552	3,719,520
Broadridge Financial Solutions, Inc.	68,336	1,453,507
Convergys Corp. (a) (b)	63,838	942,887
CoreLogic, Inc. (a)	58,441	1,070,055
DST Systems, Inc.	18,694	1,015,271
Gartner, Inc. (Class A) (a)	51,039	2,197,229
Global Payments, Inc.	42,984	1,858,198
Lender Processing Services, Inc.	46,241	1,168,972
Mantech International Corp. (a) (b)	12,723	298,609

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
NeuStar, Inc. (a) (b)	36,600	$1,222,440
VeriFone Systems, Inc. (a) (b)	58,893	1,948,769
Wright Express Corp. (a) (b)	21,264	1,312,414

		18,842,854

Leisure Equipment & Products—0.4%
Polaris Industries, Inc.	37,579	2,686,147

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. (a)	10,818	1,081,908
Charles River Laboratories International, Inc. (a)	26,808	878,230
Covance, Inc. (a) (c)	30,342	1,451,865
Mettler-Toledo International, Inc. (a) (b)	17,207	2,681,711
Techne Corp.	20,150	1,495,130

		7,588,844

Machinery—5.2%
AGCO Corp. (a)	53,193	2,432,516
CLARCOR, Inc. (b)	27,490	1,323,918
Crane Co.	27,030	983,351
Donaldson Co., Inc. (b)	81,481	2,719,021
Gardner Denver, Inc.	27,400	1,449,734
Graco, Inc.	33,073	1,524,004
Harsco Corp.	44,065	898,045
IDEX Corp.	45,971	1,791,950
ITT Corp. (b)	50,502	888,835
Kennametal, Inc.	43,797	1,451,870
Lincoln Electric Holdings, Inc.	45,797	2,005,451
Nordson Corp.	30,967	1,588,297
Oshkosh Corp. (a)	50,141	1,050,454
Pentair, Inc. (b)	54,195	2,074,585
SPX Corp.	27,715	1,810,344
Terex Corp. (b)	60,405	1,077,021
Timken Co.	45,933	2,103,272
Trinity Industries, Inc.	43,916	1,097,022

Valmont Industries, Inc.	12,347	1,493,617
Wabtec Corp.	26,357	2,056,109
Woodward, Inc. (b)	32,916	1,298,207

		33,117,623

Marine—0.4%
Kirby Corp. (a) (b)	30,572	1,439,330
Matson, Inc.	23,088	1,229,436

		2,668,766

Media—1.2%
AMC Networks, Inc. (a)	31,401	1,116,306
Cinemark Holdings, Inc. (b)	55,909	1,277,521
DreamWorks Animation SKG, Inc. (a) (b)	39,088	745,017
John Wiley & Sons, Inc.	25,556	1,251,988
Lamar Advertising Co. (Class A) (a)	32,142	919,261
Meredith Corp. (b)	20,360	650,298
Scholastic Corp. (b)	13,781	388,073
The New York Times Co. (Class A) (a) (b)	66,422	518,092

Media—(Continued)
Valassis Communications, Inc. (a) (b)	23,396	$508,863

		7,375,419

Metals & Mining—1.6%
Carpenter Technology Corp.	24,059	1,150,983
Commercial Metals Co. (b)	63,450	802,008
Compass Minerals International, Inc. (b)	18,095	1,380,287
Reliance Steel & Aluminum Co.	41,111	2,076,105
Royal Gold, Inc. (b)	32,638	2,558,819
Steel Dynamics, Inc. (b)	119,873	1,408,508
Worthington Industries, Inc. (b)	29,083	595,329

		9,972,039

Multi-Utilities—1.1%
Alliant Energy Corp.	60,713	2,766,691
Black Hills Corp. (b)	24,123	776,037
MDU Resources Group, Inc.	103,319	2,232,724
Vectren Corp.	44,863	1,324,356

		7,099,808

Multiline Retail—0.1%
Saks, Inc. (a) (b)	87,125	927,881

Office Electronics—0.1%
Zebra Technologies Corp. (Class A) (a)	28,374	974,931

Oil, Gas & Consumable Fuels—2.4%
Arch Coal, Inc. (b)	116,132	800,150
Bill Barrett Corp. (a) (b)	26,322	563,817
Cimarex Energy Co.	46,901	2,585,183
Forest Oil Corp. (a) (b)	64,437	472,323
HollyFrontier Corp.	113,151	4,008,940
Northern Oil & Gas, Inc. (a) (b)	34,749	553,899
Plains Exploration & Production Co. (a)	70,528	2,481,175
Quicksilver Resources, Inc. (a) (b)	66,341	359,568
SM Energy Co.	35,103	1,723,909
World Fuel Services Corp. (b)	39,333	1,495,834

		15,044,798

Paper & Forest Products—0.4%
Domtar Corp.	19,774	1,516,863
Louisiana-Pacific Corp. (a) (b)	75,244	818,655

		2,335,518

Pharmaceuticals—0.5%
Endo Pharmaceuticals Holdings, Inc. (a)	64,121	1,986,468
Medicis Pharmaceutical Corp. (b)	32,552	1,111,651

		3,098,119

Professional Services—0.8%
FTI Consulting, Inc. (a) (b)	22,968	660,330
Korn/Ferry International (a) (b)	26,162	375,425
ManpowerGroup	43,877	1,608,092
The Corporate Executive Board Co. (b)	18,335	749,535

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—(Continued)
Towers Watson & Co.	27,887	$1,670,431

		5,063,813

Real Estate Investment Trusts—9.4%
Alexandria Real Estate Equities, Inc.	33,970	2,470,298
American Campus Communities, Inc.	40,872	1,838,423
BioMed Realty Trust, Inc.	84,349	1,575,639
BRE Properties, Inc.	41,966	2,099,139
Camden Property Trust	43,930	2,972,743
Corporate Office Properties Trust	39,417	926,694
Duke Realty Corp.	145,787	2,134,322
Equity One, Inc. (b)	32,653	692,244
Essex Property Trust, Inc. (b)	19,268	2,965,731
Federal Realty Investment Trust	34,971	3,640,131
Highwoods Properties, Inc. (b)	40,448	1,361,075
Home Properties, Inc. (b)	26,626	1,633,771
Hospitality Properties Trust	67,603	1,674,526
Liberty Property Trust (b)	64,201	2,365,165

Mack-Cali Realty Corp.	48,050	1,396,813
National Retail Properties, Inc.	58,555	1,656,521
Omega Healthcare Investors, Inc. (b)	57,890	1,302,525
Potlatch Corp. (b)	22,068	704,852
Rayonier, Inc.	66,730	2,996,177
Realty Income Corp. (b)	72,995	3,049,001
Regency Centers Corp.	49,206	2,340,729
Senior Housing Properties Trust	89,004	1,986,569
SL Green Realty Corp. (b)	49,044	3,935,291
Taubman Centers, Inc.	32,156	2,481,157
The Macerich Co.	72,532	4,283,015
UDR, Inc.	137,033	3,540,933
Weingarten Realty Investors (b)	66,311	1,746,632

		59,770,116

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	23,937	1,684,447

Road & Rail—1.6%
Con-way, Inc.	30,537	1,102,691
J.B. Hunt Transport Services, Inc.	49,329	2,940,008
Kansas City Southern (a)	60,180	4,186,121
Landstar System, Inc.	25,690	1,328,687
Werner Enterprises, Inc. (b)	24,317	580,933

		10,138,440

Semiconductors & Semiconductor Equipment—2.0%
Atmel Corp. (a) (c)	242,813	1,626,847
Cree, Inc. (a) (b)	63,268	1,624,090
Cypress Semiconductor Corp. (b)	83,347	1,101,847
Fairchild Semiconductor International, Inc. (a) (b)	69,645	981,995
Integrated Device Technology, Inc. (a)	77,844	437,483
International Rectifier Corp. (a) (b)	37,856	756,741
Intersil Corp. (b)	69,731	742,635
MEMC Electronic Materials, Inc. (a) (b)	126,292	274,054
RF Micro Devices, Inc. (a)	152,188	646,799
Semtech Corp. (a) (b)	35,849	871,848

Semiconductors & Semiconductor Equipment—(Continued)
Silicon Laboratories, Inc. (a)	23,460	$889,134
Skyworks Solutions, Inc. (a)	103,768	2,840,130

		12,793,603

Software—4.6%
ACI Worldwide, Inc. (a) (b)	21,753	961,700
Advent Software, Inc. (a) (b)	17,463	473,422
ANSYS, Inc. (a)	50,966	3,216,464

Cadence Design Systems, Inc. (a)	150,271	1,651,478
Compuware Corp. (a)	119,172	1,107,108
Concur Technologies, Inc. (a) (b)	25,772	1,755,073
FactSet Research Systems, Inc. (b)	24,577	2,284,186
Fair Isaac Corp. (b)	18,759	793,130
Informatica Corp. (a)	59,232	2,509,067
Jack Henry & Associates, Inc.	47,771	1,649,055
Mentor Graphics Corp. (a) (b)	51,035	765,525
MICROS Systems, Inc. (a) (b)	43,958	2,250,650
Parametric Technology Corp. (a)	65,331	1,369,338
Quest Software, Inc. (a) (b)	31,042	864,520
Rovi Corp. (a) (b)	60,719	1,191,307
Solera Holdings, Inc.	38,020	1,588,856
Synopsys, Inc. (a)	80,481	2,368,556
TIBCO Software, Inc. (a)	90,253	2,700,370

		29,499,805

Specialty Retail—4.8%
Aaron’s, Inc.	41,608	1,177,923
Advance Auto Parts, Inc.	40,224	2,744,081
Aeropostale, Inc. (a)	44,465	792,811
American Eagle Outfitters, Inc.	107,225	2,115,549
ANN, Inc. (a) (b)	26,693	680,405
Ascena Retail Group, Inc. (a)	74,134	1,380,375
Barnes & Noble, Inc. (b)	22,396	368,638
Chico’s FAS, Inc. (b)	91,749	1,361,555
Collective Brands, Inc. (a) (b)	33,551	718,662
Dick’s Sporting Goods, Inc. (b)	51,709	2,482,032
Foot Locker, Inc.	82,935	2,536,152
Guess?, Inc. (b)	35,444	1,076,434
Office Depot, Inc. (a) (b)	155,295	335,437
PetSmart, Inc.	59,308	4,043,620
RadioShack Corp. (b)	54,402	208,904
Rent-A-Center, Inc. (b)	32,507	1,096,786
Signet Jewelers, Ltd.	46,565	2,049,326
Tractor Supply Co. (b)	39,425	3,274,641
Williams-Sonoma, Inc.	54,488	1,905,445

		30,348,776

Textiles, Apparel & Luxury Goods—1.5%
Carter’s, Inc. (a) (b)	28,056	1,475,746
Deckers Outdoor Corp. (a) (b)	21,056	926,675
Hanesbrands, Inc. (a) (b)	53,380	1,480,227
PVH Corp.	38,514	2,996,004
The Warnaco Group, Inc. (a)	22,456	956,177
Under Armour, Inc. (a) (b)	20,253	1,913,503

		9,748,332

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Thrifts & Mortgage Finance—0.9%
Astoria Financial Corp. (b)	45,786	$448,703
First Niagara Financial Group, Inc.	192,960	1,476,144
New York Community Bancorp, Inc. (b)	240,269	3,010,571
Washington Federal, Inc.	58,477	987,676

		5,923,094

Tobacco—0.1%
Universal Corp. (b)	12,725	589,549

Trading Companies & Distributors—0.8%
GATX Corp.	25,607	985,870
MSC Industrial Direct Co. (b)	25,275	1,656,776
United Rentals, Inc. (a)	46,159	1,571,252
Watsco, Inc. (b)	16,183	1,194,306

		5,408,204

Water Utilities—0.3%
Aqua America, Inc. (b)	76,107	1,899,631

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	52,856	1,125,304

Total Common Stock (Identified Cost $541,891,504)		610,686,661

Mutual Funds—1.7%

Exchange Traded Funds—1.7%
SPDR S&P MidCap 400 ETF Trust (b)	63,500	10,877,550

Total Mutual Funds (Identified Cost $10,970,070)		10,877,550

Short Term Investments—29.2%

Discount Notes—0.1%
Federal Home Loan Bank 0.010%, 07/18/12	$450,000	449,984

Mutual Funds—26.7%
State Street Navigator Securities Lending Prime Portfolio (d)	170,057,661	$170,057,661

U.S. Treasury—2.4%
U.S. Treasury Bills 0.038%, 07/19/12	$11,575,000	11,574,694
0.068%, 09/20/12	4,150,000	4,149,248

		15,723,942

Total Short Term Investments (Identified Cost $186,231,587)		186,231,587

Total Investments—126.7% (Identified Cost $739,093,161) (e)		807,795,798
Liabilities in excess of other assets		(170,169,025)

Net Assets—100.0%		$637,626,773

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $170,424,912 and the collateral received consisted of cash in the amount of $170,057,661 and non-cash collateral with a value of $211,408. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2012, the market value of securities pledged was $3,302,150.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $740,933,767. The aggregate unrealized appreciation and depreciation of investments was $125,982,592 and $(59,120,561), respectively, resulting in net unrealized appreciation of $66,862,031 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Unrealized Appreciation
S&P MidCap 400 Index Futures	CME Index & Options Market	9/21/2012	170	$15,702,543	$15,971,500	$268,957

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$610,686,661	$—	$—	$610,686,661
Mutual Funds
Exchange Traded Funds	10,877,550	—	—	10,877,550
Short Term Investments
Discount Notes	—	449,984	—	449,984
Mutual Funds	170,057,661	—	—	170,057,661
U.S. Treasury	—	15,723,942	—	15,723,942
Total Short Term Investments	170,057,661	16,173,926	—	186,231,587
Total Investments	$791,621,872	$16,173,926	$—	$807,795,798

Futures Contracts**
Futures Contracts (Net Unrealized Appreciation)	$268,957	$—	$—	$268,957

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$807,795,798
Cash		9,964
Receivable for:
Securities sold		5,897,605
Fund shares sold		1,143,946
Interest and dividends		614,662
Futures variation margin		455,600

Total Assets		815,917,575
Liabilities
Payable for:
Securities purchased	$7,479,946
Fund shares redeemed	398,377
Collateral for securities loaned	170,057,661
Accrued expenses:
Management fees	126,214
Distribution and service fees	77,291
Deferred trustees’ fees	29,850
Other expenses	121,463

Total Liabilities		178,290,802

Net Assets		$637,626,773

Net assets consists of:
Paid in surplus		$558,798,480
Undistributed net investment income		3,377,902
Accumulated net realized gains		6,478,797
Unrealized appreciation on investments		68,971,594

Net Assets		$637,626,773

Net Assets
Class A		$246,129,796
Class B		289,729,309
Class E		36,908,068
Class G		64,859,600
Capital Shares Outstanding (c)
Class A		18,561,370
Class B		22,053,441
Class E		2,798,188
Class G		4,955,228
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.26
Class B		13.14
Class E		13.19
Class G		13.09

(a)	Identified cost of investments was $739,093,161.
(b)	Includes securities on loan with a value of $170,424,912.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends		$4,622,374
Interest (a)		372,104

		4,994,478
Expenses
Management fees	$811,987
Distribution and service fees—Class B	365,657
Distribution and service fees—Class E	28,695
Distribution and service fees—Class G	101,370
Trustees’ fees and expenses	24,776
Custodian and accounting	37,067
Audit and tax services	15,833
Legal	5,222
Shareholder reporting	88,177
Insurance	3,962
Miscellaneous	14,107

Total expenses	1,496,853
Less management fee waivers	(3,808)	1,493,045

Net Investment Income		3,501,433

Net Realized and Unrealized Gain
Net realized gain on:
Investments	13,884,402
Futures contracts	797,028	14,681,430

Net change in unrealized appreciation on:
Investments	28,933,981
Futures contracts	365,500	29,299,481

Net realized and unrealized gain		43,980,911

Net Increase in Net Assets From Operations		$47,482,344

(a)	Includes net income on securities loaned of $368,646.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,501,433	$5,670,492
Net realized gain	14,681,430	27,999,426
Net change in unrealized appreciation (depreciation)	29,299,481	(45,888,257)

Increase (decrease) in net assets from operations	47,482,344	(12,218,339)

From Distributions to Shareholders
Net investment income
Class A	(2,531,522)	(2,338,598)
Class B	(2,261,039)	(1,907,034)
Class E	(332,335)	(340,737)
Class G	(507,803)	(379,177)

	(5,632,699)	(4,965,546)

Net realized capital gain
Class A	(10,643,088)	(10,735,454)
Class B	(12,498,522)	(11,461,866)
Class E	(1,626,262)	(1,822,472)
Class G	(2,972,143)	(2,429,231)

	(27,740,015)	(26,449,023)

Total distributions	(33,372,714)	(31,414,569)

Increase in net assets from capital share transactions	11,606,169	42,125,533

Total increase (decrease) in net assets	25,715,799	(1,507,375)

Net Assets
Beginning of the period	611,910,974	613,418,349

End of the period	$637,626,773	$611,910,974

Undistributed Net Investment Income
End of the period	$3,377,902	$5,509,168

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	852,841	$11,751,315	2,295,302	$31,112,540
Reinvestments	963,761	13,174,610	904,779	13,074,052
Redemptions	(1,500,104)	(20,753,148)	(3,507,348)	(48,151,320)

Net increase (decrease)	316,498	$4,172,777	(307,267)	$(3,964,728)

Class B
Sales	797,840	$10,810,300	3,613,658	$47,952,358
Reinvestments	1,089,266	14,759,561	932,931	13,368,900
Redemptions	(1,298,160)	(17,953,755)	(2,562,691)	(34,673,504)

Net increase	588,946	$7,616,106	1,983,898	$26,647,754

Class E
Sales	48,075	$660,322	260,248	$3,578,741
Reinvestments	144,014	1,958,597	150,327	2,163,209
Redemptions	(274,484)	(3,778,250)	(927,169)	(12,820,046)

Net decrease	(82,395)	$(1,159,331)	(516,594)	$(7,078,096)

Class G
Sales	618,412	$8,518,418	2,894,708	$39,576,945
Reinvestments	257,774	3,479,946	196,529	2,808,408
Redemptions	(822,237)	(11,021,747)	(1,201,240)	(15,864,750)

Net increase	53,949	$976,617	1,889,997	$26,520,603

Increase derived from capital share transactions		$11,606,169		$42,125,533

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.97		$13.88	$11.10	$8.66	$15.03	$14.64

Income (Loss) From Investment Operations
Net investment income (a)	0.08		0.14	0.13	0.15	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.95		(0.34)	2.79	2.85	(5.12)	0.95

Total from investment operations	1.03		(0.20)	2.92	3.00	(4.94)	1.15

Less Distributions
Distributions from net investment income	(0.14)		(0.13)	(0.12)	(0.17)	(0.19)	(0.12)
Distributions from net realized capital gains	(0.60)		(0.58)	(0.02)	(0.39)	(1.24)	(0.64)

Total distributions	(0.74)		(0.71)	(0.14)	(0.56)	(1.43)	(0.76)

Net Asset Value, End of Period	$13.26		$12.97	$13.88	$11.10	$8.66	$15.03

Total Return (%) (c)	7.76	(b)	(1.89)	26.28	36.99	(36.17)	7.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	(d)	0.30	0.31	0.34	0.33	0.32
Net ratio of expenses to average net assets (%) (e)	0.31	(d)	0.30	0.30	0.34	0.32	0.31
Ratio of net investment income to average net assets (%)	1.23	(d)	1.03	1.07	1.59	1.52	1.33
Portfolio turnover rate (%)	11	(d)	24	22	21	33	37
Net assets, end of period (in millions)	$246.13		$236.56	$257.41	$214.99	$166.32	$277.84

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.84		$13.75	$11.01	$8.58	$14.91	$14.53

Income (Loss) From Investment Operations
Net investment income (a)	0.07		0.11	0.10	0.12	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.94		(0.34)	2.76	2.85	(5.09)	0.94

Total from investment operations	1.01		(0.23)	2.86	2.97	(4.94)	1.10

Less Distributions
Distributions from net investment income	(0.11)		(0.10)	(0.10)	(0.15)	(0.15)	(0.08)
Distributions from net realized capital gains	(0.60)		(0.58)	(0.02)	(0.39)	(1.24)	(0.64)

Total distributions	(0.71)		(0.68)	(0.12)	(0.54)	(1.39)	(0.72)

Net Asset Value, End of Period	$13.14		$12.84	$13.75	$11.01	$8.58	$14.91

Total Return (%) (c)	7.66	(b)	(2.19)	25.99	36.78	(36.38)	7.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(d)	0.55	0.56	0.59	0.58	0.57
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.55	0.55	0.59	0.57	0.56
Ratio of net investment income to average net assets (%)	0.98	(d)	0.79	0.83	1.34	1.29	1.07
Portfolio turnover rate (%)	11	(d)	24	22	21	33	37
Net assets, end of period (in millions)	$289.73		$275.53	$267.85	$205.42	$133.39	$192.04

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.89		$13.80	$11.05	$8.61	$14.96	$14.57

Income (Loss) From Investment Operations
Net investment income (a)	0.07		0.12	0.11	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.95		(0.34)	2.76	2.86	(5.12)	0.95

Total from investment operations	1.02		(0.22)	2.87	2.99	(4.95)	1.13

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.10)	(0.16)	(0.16)	(0.10)
Distributions from net realized capital gains	(0.60)		(0.58)	(0.02)	(0.39)	(1.24)	(0.64)

Total distributions	(0.72)		(0.69)	(0.12)	(0.55)	(1.40)	(0.74)

Net Asset Value, End of Period	$13.19		$12.89	$13.80	$11.05	$8.61	$14.96

Total Return (%) (c)	7.74	(b)	(2.10)	26.08	36.93	(36.32)	7.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	(d)	0.45	0.46	0.49	0.48	0.47
Net ratio of expenses to average net assets (%) (e)	0.46	(d)	0.45	0.45	0.49	0.47	0.46
Ratio of net investment income to average net assets (%)	1.08	(d)	0.87	0.92	1.45	1.36	1.18
Portfolio turnover rate (%)	11	(d)	24	22	21	33	37
Net assets, end of period (in millions)	$36.91		$37.14	$46.89	$44.75	$37.99	$69.90

	Class G
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(f)
Net Asset Value, Beginning of Period	$12.79		$13.70	$10.97	$8.19

Income (Loss) From Investment Operations
Net investment income (a)	0.06		0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.94		(0.33)	2.74	2.69

Total from investment operations	1.00		(0.23)	2.84	2.78

Less Distributions
Distributions from net investment income	(0.10)		(0.10)	(0.09)	0.00
Distributions from net realized capital gains	(0.60)		(0.58)	(0.02)	0.00

Total distributions	(0.70)		(0.68)	(0.11)	0.00

Net Asset Value, End of Period	$13.09		$12.79	$13.70	$10.97

Total Return (%) (c)	7.64	(b)	(2.24)	25.92	33.94	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.60	0.61	0.64	(d)
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.60	0.60	0.64	(d)
Ratio of net investment income to average net assets (%)	0.93	(d)	0.76	0.82	1.35	(d)
Portfolio turnover rate (%)	11	(d)	24	22	21
Net assets, end of period (in millions)	$64.86		$62.68	$41.26	$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

MSF-15

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital dividends. These adjustments have no impact on net assets or the results of operations.

MSF-16

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2012 were $811,987.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2012 were $89,822.

MSF-17

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, E and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$34,603,282	$0	$52,444,975

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2102, the unrealized appreciation on open equity index futures

MSF-18

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

contracts was $268,957. For the six months ended June 30, 2012, the Portfolio had realized gains in the amount of $797,028 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $365,500 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$9,547,624	$5,236,697	$21,866,945	$—	$—	$—	$31,414,569	$5,236,697

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$7,624,363	$25,516,804	$31,602,226	$—	$—	$64,743,393

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-21

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-22

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 5.80% and 5.65%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderate Index1, returned 4.82% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The six-month period ended June 30, 2012 was marked by several shifts in investor outlook for the economy and the capital markets. As has been the case since 2008, concerns about the tepid economic recovery and political uncertainty in the Eurozone kept investors on edge. The period was divided into two distinct periods; the first quarter, during which risky assets did well and the second quarter, when fear overtook the market and stocks and other risk-based asset classes declined sharply. Overall, bonds produced a moderately positive return as measured by the 2.37% return of the Barclays U.S. Aggregate Bond Index, but the two quarters were very different. During the first quarter, a positive outlook for the economy caused yields to rise and credit spreads to narrow. In this environment, lower credit and shorter maturity bonds did well. This trend reversed in the second quarter in response to the Greek fiscal crisis and sluggish economic reports. These factors favored higher credit quality sectors— such as U.S. Treasury securities—and longer maturity bonds during the second quarter. Even with the retreat from risk in the second quarter, lower credit bonds still outperformed higher quality bonds for the full period. While foreign bonds just about matched domestic bonds on a local currency basis, a strong dollar detracted from the total return received by the U.S. dollar based investor.

Equity investors were rewarded in the first half of 2012 with a 9.49% total return as measured by the Standard & Poor’s 500 Index. This strong return belies the volatility experienced by investors during the entire period: a strong first quarter (+12.59%) followed by a weak second quarter that included a decline of nearly 9% from late April to early June before the market recovered much of the loss to finish the quarter down only 2.75%. Small cap stocks modestly underperformed large cap stocks as measured by the Russell 2000 Index return of 8.53%. Growth style stocks performed slightly better than value style stocks over the full period, although value stocks did hold up better during the volatile second quarter. Among the best performing sectors for the period were Consumer Discretionary, Financial Services, and Information Technology. Energy was the only major sector with an absolute negative return (-2.34%) for the period; Materials and Utilities were still positive but lagged the broad indices. Foreign equities returned only 2.96% during the first half of 2012 as measured by MSCI EAFE Index. They were hurt by both weak local markets, especially in Europe, and a strong dollar. Emerging market stocks and smaller foreign stocks did only moderately better than large cap stocks from developed countries. Commodities, driven mostly by falling energy prices, declined sharply in value during the period.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The MetLife Moderate Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income. The Portfolio’s fixed income position curtailed absolute performance during the first three months of the period when equities surged, but partially cushioned the magnitude of losses suffered during the volatile second quarter. The inclusion of non-core asset class sectors had a mixed impact on relative performance. Within the fixed income segment, high yield bonds had an overall positive impact, while foreign bonds detracted. In equities, smaller cap domestic stocks trailed larger cap domestic stocks, but emerging market and small cap foreign stocks did better than the large foreign stocks from developed countries that comprise the majority of the MSCI EAFE Index. While the Portfolio does not have a formal asset class goal for cash, it does hold cash through its underlying equity portfolios. This residual cash position helped in the second quarter when markets decline, but hurt during the first quarter market rally. Exposure to foreign bonds by some of the core bond managers also detracted from relative performance as foreign bonds trailed domestic bonds for the period. Strong selection, especially in the fixed income portfolios, offset some of the negative impact from these slight variations from the formal asset class goals.

It was an up and down period for the Portfolio’s underlying equity portfolios during the first six months of 2012. All core equity portfolios were positive for the first quarter and then turned negative in the second quarter. A strong rally in late June put all core equity portfolios into positive territory for the full period. Among the biggest equity contributors to relative performance were the T. Rowe Price Large Cap Growth Portfolio, the Janus Forty Portfolio, the Jennison Growth Portfolio, and the Harris Oakmark International Portfolio. T. Rowe Price Large Cap Growth Portfolio benefitted from good stock selection, particularly in the Consumer Discretionary sector. Shares of priceline.com soared on increased online travel booking. Janus Forty Portfolio’s stock selection in the Technology sector and an underweight to the weak Energy sector were the largest contributors to its relative performance during the period. Apple continued to benefit from innovation and a loyal customer base and holding an overweight to it was a big contributor to relative performance. Ecommerce company eBay was another top performer. Jennison Growth Portfolio’s performance was helped by good security selection and an overweight position in the Information Technology sector, where Apple, Salesforce.com, and LinkedIn made strong advances, more than offsetting the effect of Google’s decline. Harris Oakmark International Portfolio’s good performance was due to good equity stock selection in the U.K. and Japan. Individual holdings Daiwa Securities Group and Toyota Motor had the most positive impact on performance during the period. Sector fund Clarion Global Real Estate Portfolio was a major contributor to relative performance as it benefitted from a generally strong period for Real Estate Investment Trusts relative to the rest of equity market.

MSF-1

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included the T. Rowe Price Large Cap Value Portfolio, the BlackRock Large Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio. T. Rowe Price Large Cap Value Portfolio’s relative performance was hurt by both stock selection and sector weightings. Energy stocks, such as Newfield Exploration and Baker Hughes were the greatest detractors to the Portfolio’s relative returns. BlackRock Large Cap Value Portfolio’s largest detractors from performance for the period came from the Financial and Industrial sectors. Within Financials, negative performance was due to an underweight and stock selection, particularly diversified financial services, commercial banks, insurance and capital markets. Within Industrials, stock selection specifically in the machinery industry hurt relative performance. Neuberger Berman Genesis Portfolio’s relative underperformance occurred entirely in the bullish first quarter; it held up better than the market in the bearish second quarter. Overall, its performance was hurt by a significant underweight in the strong Financial Services sector. The Van Eck Global Natural Resources Portfolio, although its return was in line with its specific benchmark and its position within the Portfolio was relatively small, was a major detractor to performance relative to the broad equity market. Commodity and energy prices were sharply lower for the period, causing the stocks related to them to fall over the period.

While bonds made up only a relatively small part of the Portfolio, the fixed income segment still contributed on a relative basis due to the strong performance of these underlying portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector. Beyond its TIPS exposure, a focus on the 5-15 year portion of the curve was additive to this Portfolio’s performance as these maturities outperformed the shorter-end of the TIPS yield curve. The PIMCO Total Return Portfolio also posted a strong return due to its longer relative duration as interest rates fell in the first half of 2012. An overweight to Agency Mortgage-Backed Securities also contributed as the Agency sector outperformed similar duration Treasuries. Despite general weakness in the foreign bonds over the period, the Met/Templeton International Bond Portfolio had a large positive impact during the first six months of 2012. Most of its strong relative performance occurred during the first quarter when an underweight to a very weak Japan and an overweight to a relatively strong Pacific Ex-Japan boosted performance. Relative to traditional below investment grade bond funds, the Met/Eaton Vance Floating Rate Portfolio’s focus on higher quality bank loans hurt relative performance because lower quality notes returned more for the full period and the floating interest rate feature hurt it in a period during which interest rates declined.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Moderate Allocation Portfolio
Class A	5.80	-0.02	1.42	4.52
Class B	5.65	-0.26	1.15	4.26
Dow Jones Moderate Index	4.82	0.68	2.63	5.67

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	11.4
BlackRock Bond Income Portfolio, (Class A)	8.1
MFS Value Portfolio, (Class A)	5.1
Western Asset Management U.S. Government Portfolio, (Class A)	5.1
Davis Venture Value Portfolio, (Class A)	5.0
Van Kampen Comstock Portfolio, (Class A)	4.1
T. Rowe Price Large Cap Value Portfolio, (Class A)	4.0
BlackRock Large Cap Value Portfolio, (Class A)	3.6
PIMCO Inflation Protected Bond Portfolio, (Class A)	3.1
Met/Templeton International Bond Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.68%	$1,000.00	$1,058.00	$3.48
	Hypothetical*	0.68%	$1,000.00	$1,021.44	$3.42

Class B(a)	Actual	0.93%	$1,000.00	$1,056.50	$4.76
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	16,032,930	$129,706,403
BlackRock Bond Income Portfolio, (Class A) (a)	3,594,743	398,441,265
BlackRock High Yield Portfolio, (Class A) (b)	6,107,730	50,205,537
BlackRock Large Cap Value Portfolio, (Class A) (a)	19,442,067	176,339,548
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,593,634	95,985,955
Clarion Global Real Estate Portfolio, (Class A) (b)	9,865,779	102,209,466
Davis Venture Value Portfolio, (Class A) (a)	7,851,371	247,004,128
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	3,859,331	49,245,065
Harris Oakmark International Portfolio, (Class A) (b)	12,014,581	147,058,470
Invesco Small Cap Growth Portfolio, (Class A) (b)	10,249,228	147,691,369
Janus Forty Portfolio, (Class A) (b)	1,369,905	99,304,381
Jennison Growth Portfolio, (Class A) (a)	12,991,430	146,413,413
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	5,790,138	50,026,796
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	4,622,535	49,461,130
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	3,987,682	50,125,157
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	266,819	48,851,856
Met/Dimensional International Small Company Portfolio, (Class A) (a)	3,794,062	46,021,967
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	9,643,759	99,427,157
Met/Franklin Low Duration Total Return Portfolio, (Class A) (b)	14,990,274	148,253,808
Met/Templeton International Bond Portfolio, (Class A) (b)	13,738,943	149,617,091
MFS Emerging Markets Equity Portfolio, (Class A) (b)	4,781,154	46,807,493
MFS Research International Portfolio, (Class A) (b)	16,210,214	147,999,252
MFS Value Portfolio, (Class A) (a)	19,538,309	250,285,733

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio, (Class A) (a)	7,910,954	$98,333,163
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	13,141,301	149,942,240
PIMCO Total Return Portfolio, (Class A) (b)	45,316,299	559,203,125
Pioneer Fund Portfolio, (Class A) (b)	3,588,808	49,453,774
Rainier Large Cap Equity Portfolio, (Class A) (b)	11,617,049	96,886,188
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	5,893,550	99,188,446
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	8,982,140	198,056,178
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	5,343,492	48,091,427
Third Avenue Small Cap Value Portfolio, (Class A) (b) (c)	10,099,104	146,941,964
Van Eck Global Natural Resources Portfolio, (Class A) (a)	7,226,023	83,749,602
Van Kampen Comstock Portfolio, (Class A) (b)	19,992,312	199,123,427
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	3,799,025	50,223,110
Western Asset Management U.S. Government Portfolio, (Class A) (a)	20,330,069	247,416,934

Total Mutual Funds (Identified Cost $4,807,270,904)		4,903,092,018

Total Investments—100.0% (Identified Cost $4,807,270,904) (d)		4,903,092,018
Liabilities in excess of other assets		(1,220,188)

Net Assets—100.0%		$4,901,871,830

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $4,807,270,904. The aggregate unrealized appreciation and depreciation of investments was $198,535,860 and $(102,714,746), respectively, resulting in net unrealized appreciation of $95,821,114 for federal income tax purposes.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Shares held at December 31, 2011	Shares Purchased	Shares Sold	Shares held at June 30, 2012
Baillie Gifford International Stock	5,529,498	10,503,432	0	16,032,930
BlackRock Bond Income	3,530,266	149,449	84,972	3,594,743
BlackRock High Yield	5,840,767	538,504	271,541	6,107,730
BlackRock Large Cap Value	9,117,698	10,448,762	124,393	19,442,067
BlackRock Legacy Large Cap Growth	3,549,953	71,994	28,313	3,593,634
Clarion Global Real Estate	9,750,198	260,945	145,364	9,865,779
Davis Venture Value	7,778,369	76,718	3,716	7,851,371
Goldman Sachs Mid Cap Value	3,820,099	40,638	1,406	3,859,331
Harris Oakmark International	14,863,202	467,936	3,316,557	12,014,581
Invesco Small Cap Growth	9,846,156	631,143	228,071	10,249,228
Janus Forty	1,388,328	21,848	40,271	1,369,905
Jennison Growth	11,725,353	2,201,149	935,072	12,991,430
Legg Mason ClearBridge Aggressive Growth	5,906,962	13,382	130,206	5,790,138
Loomis Sayles Small Cap Growth	4,664,910	3,790	46,165	4,622,535
Lord Abbett Bond Debenture	3,861,249	300,257	173,824	3,987,682
Met/Artisan Mid Cap Value	270,240	2,823	6,244	266,819
Met/Dimensional International Small Company	3,271,562	522,500	0	3,794,062
Met/Eaton Vance Floating Rate	9,443,627	408,526	208,394	9,643,759
Met/Franklin Low Duration Total Return	14,689,101	473,781	172,608	14,990,274
Met/Templeton International Bond	12,354,236	1,422,308	37,601	13,738,943
MFS Emerging Markets Equity	4,725,883	78,032	22,761	4,781,154
MFS Research International	19,391,675	1,086,728	4,268,189	16,210,214
MFS Value	19,461,371	647,050	570,112	19,538,309
Morgan Stanley Mid Cap Growth	331,636	23,939	355,575	0
Neuberger Berman Genesis	7,871,870	49,884	10,800	7,910,954
PIMCO Inflation Protected Bond	12,353,116	1,303,801	515,616	13,141,301
PIMCO Total Return	52,590,212	1,907,779	9,181,692	45,316,299
Pioneer Fund	3,577,981	55,404	44,577	3,588,808
Rainier Large Cap Equity	11,543,387	181,643	107,981	11,617,049
T. Rowe Price Large Cap Growth	6,441,270	9,579	557,299	5,893,550
T. Rowe Price Large Cap Value	8,819,763	163,304	927	8,982,140
T. Rowe Price Mid Cap Growth	4,618,335	752,589	27,432	5,343,492
Third Avenue Small Cap Value	10,030,268	71,843	3,007	10,099,104
Van Eck Global Natural Resources	6,433,883	793,218	1,078	7,226,023
Van Kampen Comstock	19,655,451	350,595	13,734	19,992,312
Western Asset Management Strategic Bond Opportunities	3,774,222	148,388	123,585	3,799,025
Western Asset Management U.S. Government	19,925,735	744,204	339,870	20,330,069

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
Baillie Gifford International Stock	$0	$0	$661,115	$129,706,403
BlackRock Bond Income	1,169,509	2,606,899	10,817,746	398,441,265
BlackRock High Yield	(20,713)	658,000	3,709,775	50,205,537
BlackRock Large Cap Value	455,227	15,861,418	1,628,427	176,339,548
BlackRock Legacy Large Cap Growth	(16,614)	0	305,794	95,985,955
Clarion Global Real Estate	(659,656)	0	2,337,034	102,209,466
Davis Venture Value	(13,845)	0	2,071,187	247,004,128
Goldman Sachs Mid Cap Value	(832)	0	417,770	49,245,065
Harris Oakmark International	(4,865,738)	0	3,580,996	147,058,470
Invesco Small Cap Growth	186,248	9,225,905	0	147,691,369
Janus Forty	92,389	0	446,032	99,304,381
Jennison Growth	5,047,836	25,724,685	365,125	146,413,413
Legg Mason ClearBridge Aggressive Growth	34,644	0	106,344	50,026,796
Loomis Sayles Small Cap Growth	(9,260)	0	0	49,461,130
Lord Abbett Bond Debenture	551,323	0	3,729,951	50,125,157
Met/Artisan Mid Cap Value	453,259	0	492,690	48,851,856

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
Met/Dimensional International Small Company	$0	$4,501,550	$1,186,377	$46,021,967
Met/Eaton Vance Floating Rate	61,220	287,836	3,583,983	99,427,157
Met/Franklin Low Duration Total Return	(26,676)	0	3,208,744	148,253,808
Met/Templeton International Bond	35,259	0	15,369,102	149,617,091
MFS Emerging Markets Equity	21,932	0	485,800	46,807,493
MFS Research International	(8,976,677)	0	4,107,773	147,999,252
MFS Value	2,516,833	3,503,120	4,919,683	250,285,733
Morgan Stanley Mid Cap Growth	(113,277)	0	0	0
Neuberger Berman Genesis	25,417	0	362,549	98,333,163
PIMCO Inflation Protected Bond	427,071	8,991,541	4,899,649	149,942,240
PIMCO Total Return	6,985,122	0	21,851,811	559,203,125
Pioneer Fund	70,053	0	770,123	49,453,774
Rainier Large Cap Equity	14,177	0	452,977	96,886,188
T. Rowe Price Large Cap Growth	3,916,519	0	126,706	99,188,446
T. Rowe Price Large Cap Value	(1,122)	0	3,351,941	198,056,178
T. Rowe Price Mid Cap Growth	120,975	6,074,665	0	48,091,427
Third Avenue Small Cap Value	(4,030)	0	0	146,941,964
Van Eck Global Natural Resources	3,877	6,573,642	0	83,749,602
Van Kampen Comstock	(1,588)	0	3,070,257	199,123,427
Western Asset Management Strategic Bond Opportunities	146,053	0	1,835,394	50,223,110
Western Asset Management U.S. Government	48,346	0	5,173,486	247,416,934

	$7,673,261	$84,009,261	$105,426,341	$4,903,092,018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,903,092,018	$—	$—	$4,903,092,018
Total Investments	$4,903,092,018	$—	$—	$4,903,092,018

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Affiliated investments at value (a)		$4,903,092,018
Receivable for:
Securities sold		888,149
Fund shares sold		480,025

Total Assets		4,904,460,192
Liabilities
Payable for:
Fund shares redeemed	$1,366,106
Accrued expenses:
Management fees	227,807
Distribution and service fees	934,115
Deferred trustees’ fees	29,850
Other expenses	30,484

Total Liabilities		2,588,362

Net Assets		$4,901,871,830

Net assets consists of:
Paid in surplus		$4,736,239,171
Undistributed net investment income		97,422,742
Accumulated net realized losses		(27,611,197)
Unrealized appreciation on investments		95,821,114

Net Assets		$4,901,871,830

Net Assets
Class A		$254,738,893
Class B		4,647,132,937

Capital Shares Outstanding (b)
Class A		22,809,264
Class B		417,152,303

Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.17
Class B		11.14

(a)	Identified cost of affiliated investments was $4,807,270,904.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios		$105,426,341

Expenses
Management fees	$1,416,001
Distribution and service fees—Class B	5,831,990
Trustees’ fees and expenses	11,144
Custodian and accounting	12,493
Audit and tax services	10,663
Legal	21,740
Miscellaneous	10,677

Total expenses		7,314,708

Net Investment Income		98,111,633

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	7,673,261
Capital gains distributions from Underlying Portfolios	84,009,261	91,682,522

Net change in unrealized appreciation on:
Affiliated investments		75,942,868

Net realized and unrealized gain		167,625,390

Net Increase in Net Assets From Operations		$265,737,023

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$98,111,633	$83,589,292
Net realized gain	91,682,522	395,833,624
Net change in unrealized appreciation (depreciation)	75,942,868	(557,043,249)

Increase (decrease) in net assets from operations	265,737,023	(77,620,333)

From Distributions to Shareholders
Net investment income
Class A	(6,514,397)	(4,171,993)
Class B	(108,951,696)	(67,897,534)

Total distributions	(115,466,093)	(72,069,527)

Increase in net assets from capital share transactions	51,233,468	396,910,904

Total increase in net assets	201,504,398	247,221,044

Net Assets
Beginning of the period	4,700,367,432	4,453,146,388

End of the period	$4,901,871,830	$4,700,367,432

Undistributed Net Investment Income
End of the period	$97,422,742	$114,777,202

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,599,007	$18,183,598	4,078,538	$45,374,139
Reinvestments	574,461	6,514,397	363,098	4,171,993
Redemptions	(1,436,441)	(16,221,383)	(3,320,255)	(36,911,570)

Net increase	737,027	$8,476,612	1,121,381	$12,634,562

Class B
Sales	8,878,904	$100,792,920	56,687,865	$637,981,732
Reinvestments	9,633,218	108,951,696	5,919,576	67,897,534
Redemptions	(14,859,324)	(166,987,760)	(29,119,705)	(321,602,924)

Net increase	3,652,798	$42,756,856	33,487,736	$384,276,342

Increase derived from capital share transactions		$51,233,468		$396,910,904

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.83		$11.14	$10.09	$8.40	$12.00	$11.52

Income (Loss) From Investment Operations
Net investment income (a)	0.24		0.22	0.20	0.30	0.25	0.17
Net realized and unrealized gain (loss) on investments	0.39		(0.34)	1.14	1.83	(3.59)	0.36

Total from investment operations	0.63		(0.12)	1.34	2.13	(3.34)	0.53

Less Distributions
Distributions from net investment income	(0.29)		(0.19)	(0.29)	(0.30)	(0.12)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.14)	(0.14)	(0.02)

Total distributions	(0.29)		(0.19)	(0.29)	(0.44)	(0.26)	(0.05)

Net Asset Value, End of Period	$11.17		$10.83	$11.14	$10.09	$8.40	$12.00

Total Return (%) (c)	5.80	(b)	(1.14)	13.47	26.84	(28.43)	4.55

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.06	(d)	0.06	0.06	0.07	0.07	0.09
Ratio of net investment income to average net assets (%) (f)	4.24	(d)	1.99	1.95	3.44	2.38	1.44
Portfolio turnover rate (%)	11	(d)	41	14	32	24	14
Net assets, end of period (in millions)	$254.74		$239.01	$233.42	$188.75	$135.50	$171.93

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.79		$11.10	$10.06	$8.37	$11.96	$11.48

Income (Loss) From Investment Operations
Net investment income (a)	0.22		0.19	0.17	0.27	0.21	0.12
Net realized and unrealized gain (loss) on investments	0.39		(0.33)	1.14	1.83	(3.57)	0.38

Total from investment operations	0.61		(0.14)	1.31	2.10	(3.36)	0.50

Less Distributions
Distributions from net investment income	(0.26)		(0.17)	(0.27)	(0.27)	(0.09)	(0.00	)(g)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.14)	(0.14)	(0.02)

Total distributions	(0.26)		(0.17)	(0.27)	(0.41)	(0.23)	(0.02)

Net Asset Value, End of Period	$11.14		$10.79	$11.10	$10.06	$8.37	$11.96

Total Return (%) (c)	5.65	(b)	(1.37)	13.17	26.53	(28.63)	4.35

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.31	(d)	0.31	0.31	0.32	0.32	0.34
Ratio of net investment income to average net assets (%) (f)	3.98	(d)	1.74	1.64	3.11	2.08	0.98
Portfolio turnover rate (%)	11	(d)	41	14	32	24	14
Net assets, end of period (in millions)	$4,647.13		$4,461.36	$4,219.73	$3,030.48	$1,917.00	$2,127.61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$1,416,001	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively. As of June 30, 2012, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2012 were $393,855,309 and $275,984,321, respectively.

MSF-12

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$72,069,527	$92,066,269	$—	$—	$—	$—	$72,069,527	$92,066,269

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$114,801,933	$—	$(57,092,678)	$(42,322,795)	$—	$15,386,460

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$4,769,793	$37,553,002	$42,322,795

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of

MSF-13

Metropolitan Series Fund

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-14

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 6.67% and 6.43%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Aggressive Index1, returned 5.90% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The six-month period ended June 30, 2012 was marked by several shifts in investor outlook for the economy and the capital markets. As has been the case since 2008, concerns about the tepid economic recovery and political uncertainty in the Eurozone kept investors on edge. The period was divided into two distinct periods; the first quarter, during which risky assets did well and the second quarter, when fear overtook the market and stocks and other risk-based asset classes declined sharply. Overall, bonds produced a moderately positive return as measured by the 2.37% return of the Barclays U.S. Aggregate Bond Index, but the two quarters were very different. During the first quarter, a positive outlook for the economy caused yields to rise and credit spreads to narrow. In this environment, lower credit and shorter maturity bonds did well. This trend reversed in the second quarter in response to the Greek fiscal crisis and sluggish economic reports. These factors favored higher credit quality sectors – such as U.S. Treasury securities – and longer maturity bonds during the second quarter. Even with the retreat from risk in the second quarter, lower credit bonds still outperformed higher quality bonds for the full period. While foreign bonds just about matched domestic bonds on a local currency basis, a strong dollar detracted from the total return received by the U.S. dollar based investor.

Equity investors were rewarded in the first half of 2012 with a 9.49% total return as measured by the Standard & Poor’s 500 Index. This strong return belies the volatility experienced by investors during the entire period: a strong first quarter (+12.59%) followed by a weak second quarter that included a decline of nearly 9% from late April to early June before the market recovered much of the loss to finish the quarter down only 2.75%. Small cap stocks modestly underperformed large cap stocks as measured by the Russell 2000 Index return of 8.53%. Growth style stocks performed slightly better than value style stocks over the full period, although value stocks did hold up better during the volatile second quarter. Among the best performing sectors for the period were Consumer Discretionary, Financial Services, and Information Technology. Energy was the only major sector with an absolute negative return (-2.34%) for the period; Materials and Utilities were still positive but lagged the broad indices. Foreign equities returned only 2.96% during the first half of 2012 as measured by MSCI EAFE Index. They were hurt by both weak local markets, especially in Europe, and a strong dollar. Emerging market stocks and smaller foreign stocks did only moderately better than large cap stocks from developed countries. Commodities, driven mostly by falling energy prices, declined sharply in value during the period.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income. The inclusion of non-core asset class sectors had a mixed impact on relative performance. In equities, smaller cap domestic stocks trailed larger cap domestic stocks, but emerging market and small cap foreign stocks did better than the large foreign stocks from developed countries that comprise the majority of the MSCI EAFE Index. While the Portfolio does not have a formal asset class goal for cash, it does hold cash through its underlying equity portfolios. This residual cash position helped in the second quarter when markets decline, but hurt during the first quarter market rally.

It was an up and down period for the Portfolio’s underlying equity portfolios during the first six months of 2012. All core equity portfolios were positive for the first quarter and then turned negative in the second quarter. A strong rally in late June put all core equity portfolios into positive territory for the full period. Among the biggest equity contributors to relative performance were the T. Rowe Price Large Cap Growth Portfolio, the Janus Forty Portfolio, the Jennison Growth Portfolio, and the Harris Oakmark International Portfolio. T. Rowe Price Large Cap Growth Portfolio benefitted from good stock selection, particularly in the Consumer Discretionary sector. Shares of priceline.com soared on increased online travel booking. Janus Forty Portfolio’s stock selection in the Technology sector and an underweight to the weak Energy sector were the largest contributors to relative performance during the period. Apple continued to benefit from innovation and a loyal customer base and holding an overweight to it was a big contributor to relative performance. Ecommerce company eBay was another top performer. Jennison Growth Portfolio’s performance was helped by good security selection and an overweight position in the Information Technology sector, where Apple, Salesforce.com, and LinkedIn made strong advances, more than offsetting the effect of Google’s decline. Harris Oakmark International Portfolio’s good performance was due to good equity stock selection in the U.K. and Japan. Individual holdings Daiwa Securities Group and Toyota Motor had the most positive impact on performance during the period. Sector fund Clarion Global Real Estate Portfolio was a major contributor to relative performance as it benefitted from a generally strong period for Real Estate Investment Trusts relative to the rest of equity market.

In contrast, while still positive for the full period, several underlying equity portfolios detracted from relative performance. Detractors included the T. Rowe Price Large Cap Value Portfolio, the BlackRock Large Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio. T. Rowe Price Large Cap Value Portfolio’s relative performance was hurt by both stock selection and sector weightings. Energy stocks, such as Newfield Exploration and Baker Hughes, were the greatest detractors to the portfolio’s relative returns. BlackRock Large Cap Value Portfolio’s largest detractors from performance for the period came from the Financial and Industrial sectors. Within

MSF-1

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Financials, negative performance was due to an underweight and stock selection, particularly diversified financial services, commercial banks, insurance and capital markets. Within Industrials, stock selection specifically in the machinery industry hurt relative performance. Neuberger Berman Genesis Portfolio’s relative underperformance occurred entirely in the bullish first quarter; it held up better than the market in the bearish second quarter. Overall, its performance was hurt by a significant underweight in the strong Financial Services sector. The Van Eck Global Natural Resources Portfolio, although its return was in line with its specific benchmark and its position within the Portfolio was relatively small, was a major detractor to performance relative to the broad equity market. Commodity and energy prices were sharply lower for the period, causing the stocks related to them to fall over the period.

While bonds made up only a small part of the Portfolio, the fixed income segment still contributed on a relative basis due to the strong performance of these underlying portfolios relative to the broad bond index. In particular, the PIMCO Inflation Protected Bond Portfolio benefitted from strength in the TIPS (Treasury Inflation Protected Securities) sector. Beyond its TIPS exposure, a focus on the 5-15 year portion of the curve was additive to this Portfolio’s performance as these maturities outperformed the shorter-end of the TIPS yield curve. The PIMCO Total Return Portfolio also posted a strong return due to its longer relative duration as interest rates fell in the first half of 2012. An overweight to Agency Mortgage-Backed Securities also contributed as the Agency sector outperformed similar duration Treasuries. Despite general weakness in the foreign bonds over the period, the Met/Templeton International Bond Portfolio had a large positive impact during the first six months of 2012. Most of its strong relative performance occurred during the first quarter when an underweight to a very weak Japan and an overweight to a relatively strong Pacific Ex-Japan boosted performance. Relative to traditional below investment grade bond funds, the Met/Eaton Vance Floating Rate Portfolio’s focus on higher quality bank loans hurt relative performance because lower quality notes returned more for the full period and the floating interest rate feature hurt it in a period during which interest rates declined.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	Since Inception[2]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	6.67	-2.18	-0.54	3.91
Class B	6.43	-2.42	-0.80	3.65
Dow Jones Moderately Aggressive Index	5.90	-1.71	1.14	5.84

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio, (Class A)	6.2
MFS Value Portfolio, (Class A)	6.1
T. Rowe Price Large Cap Value Portfolio, (Class A)	5.1
Van Kampen Comstock Portfolio, (Class A)	5.1
Davis Venture Value Portfolio, (Class A)	5.1
MFS Research International Portfolio, (Class A)	4.2
Harris Oakmark International Portfolio, (Class A)	4.1
Invesco Small Cap Growth Portfolio, (Class A)	4.1
BlackRock Bond Income Portfolio, (Class A)	4.0
Jennison Growth Portfolio, (Class A)	4.0

MSF-3

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.74%	$1,000.00	$1,066.70	$3.80
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.72

Class B(a)	Actual	0.99%	$1,000.00	$1,064.30	$5.08
	Hypothetical*	0.99%	$1,000.00	$1,019.88	$4.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Asset Allocation Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Asset Allocation Portfolio and the Underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio, (Class A) (a)	12,297,467	$99,486,508
BlackRock Bond Income Portfolio, (Class A) (a)	1,012,097	112,180,795
BlackRock Large Cap Value Portfolio, (Class A) (a)	11,164,744	101,264,224
BlackRock Legacy Large Cap Growth Portfolio, (Class A) (a)	3,086,499	82,440,381
Clarion Global Real Estate Portfolio, (Class A) (b)	8,411,860	87,146,871
Davis Venture Value Portfolio, (Class A) (a)	4,498,084	141,509,733
Dreman Small Cap Value Portfolio, (Class A) (b)	4,034,363	56,239,021
Goldman Sachs Mid Cap Value Portfolio, (Class A) (b)	4,417,703	56,369,896
Harris Oakmark International Portfolio, (Class A) (b)	9,386,417	114,889,745
Invesco Small Cap Growth Portfolio, (Class A) (b)	7,796,639	112,349,565
Janus Forty Portfolio, (Class A) (b)	1,168,698	84,718,924
Jennison Growth Portfolio, (Class A) (a)	9,836,193	110,853,892
Legg Mason ClearBridge Aggressive Growth Portfolio, (Class A) (b)	9,861,102	85,199,917
Loomis Sayles Small Cap Growth Portfolio, (Class A) (a) (c)	5,293,919	56,644,933
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,500,551	56,571,930
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	152,245	27,874,551
Met/Dimensional International Small Company Portfolio, (Class A) (a)	4,339,793	52,641,684
Met/Eaton Vance Floating Rate Portfolio, (Class A) (b)	2,717,364	28,016,024
Met/Templeton International Bond Portfolio, (Class A) (b)	5,201,342	56,642,616
MFS Emerging Markets Equity Portfolio, (Class A) (b)	5,494,183	53,788,056
MFS Research International Portfolio, (Class A) (b)	12,607,294	115,104,596
MFS Value Portfolio, (Class A) (a)	13,298,836	170,358,085

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio, (Class A) (b) (c)	2,124,976	$24,543,470
Neuberger Berman Genesis Portfolio, (Class A) (a)	2,261,738	28,113,403
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	4,928,421	56,233,287
PIMCO Total Return Portfolio, (Class A) (b)	13,905,094	171,588,857
Rainier Large Cap Equity Portfolio, (Class A) (b)	10,011,405	83,495,119
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	5,003,541	84,209,588
T. Rowe Price Large Cap Value Portfolio, (Class A) (b)	6,473,961	142,750,837
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	3,067,750	27,609,745
Third Avenue Small Cap Value Portfolio, (ClassA) (b) (c)	3,866,960	56,264,271
Turner Mid Cap Growth Portfolio, (Class A) (b)	3,709	42,250
Van Eck Global Natural Resources Portfolio, (Class A) (a)	6,190,365	71,746,332
Van Kampen Comstock Portfolio, (Class A) (b)	14,311,090	142,538,458
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	2,139,528	28,284,565

Total Mutual Funds (Identified Cost $2,671,612,978)		2,779,712,129

Total Investments—100.0% (Identified Cost $2,671,612,978) (d)		2,779,712,129
Liabilities in excess of other assets		(699,804)

Net Assets—100.0%		$2,779,012,325

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	Non-Income Producing.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $2,671,612,978. The aggregate unrealized appreciation and depreciation of investments was $175,662,469 and $(67,563,318), respectively, resulting in net unrealized appreciation of $108,099,151 for federal income tax purposes.

Transactions in Affiliated Issuers

Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012
Baillie Gifford International Stock	6,408,197	5,889,270	0	12,297,467
BlackRock Bond Income	998,907	45,626	32,436	1,012,097
BlackRock Large Cap Value	5,338,151	6,020,946	194,353	11,164,744
BlackRock Legacy Large Cap Growth	3,084,372	31,974	29,847	3,086,499
Clarion Global Real Estate	8,586,065	207,017	381,222	8,411,860
Davis Venture Value	4,592,829	38,177	132,922	4,498,084
Dreman Small Cap Value	4,105,218	40,242	111,097	4,034,363
Goldman Sachs Mid Cap Value	4,399,550	44,299	26,146	4,417,703
Harris Oakmark International	10,718,275	290,547	1,622,405	9,386,417

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Transactions in Affiliated Issuers—(Continued)
Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012
Invesco Small Cap Growth	7,557,286	477,403	238,050	7,796,639
Janus Forty	1,258,569	5,094	94,965	1,168,698
Jennison Growth	8,954,517	1,655,416	773,740	9,836,193
Legg Mason ClearBridge Aggressive Growth	10,446,352	21,625	606,875	9,861,102
Loomis Sayles Small Cap Growth	5,371,337	4,129	81,547	5,293,919
Lord Abbett Bond Debenture	4,360,355	348,576	208,380	4,500,551
Met/Artisan Mid Cap Value	157,002	1,604	6,361	152,245
Met/Dimensional International Small Company	3,779,159	570,358	9,724	4,339,793
Met/Eaton Vance Floating Rate	2,671,446	128,420	82,502	2,717,364
Met/Templeton International Bond	4,731,943	549,362	79,963	5,201,342
MFS Emerging Markets Equity	5,477,160	88,006	70,983	5,494,183
MFS Research International	13,954,652	568,292	1,915,650	12,607,294
MFS Value	13,581,045	443,639	725,848	13,298,836
Morgan Stanley Mid Cap Growth	170,188	2,147,220	192,432	2,124,976
Neuberger Berman Genesis	2,292,134	12,594	42,990	2,261,738
PIMCO Inflation Protected Bond	4,650,072	512,260	233,911	4,928,421
PIMCO Total Return	18,303,182	747,800	5,145,888	13,905,094
Rainier Large Cap Equity	10,221,471	53,855	263,921	10,011,405
T. Rowe Price Large Cap Growth	5,537,665	6,147	540,271	5,003,541
T. Rowe Price Large Cap Value	6,428,117	113,379	67,535	6,473,961
T. Rowe Price Mid Cap Growth	2,708,446	392,960	33,656	3,067,750
Third Avenue Small Cap Value	3,860,948	18,413	12,401	3,866,960
Turner Mid Cap Growth	1,971,079	375,663	2,343,033	3,709
Van Eck Global Natural Resources	5,593,275	608,896	11,806	6,190,365
Van Kampen Comstock	14,453,684	220,679	363,273	14,311,090
Western Asset Management Strategic Bond Opportunities	2,134,767	93,040	88,279	2,139,528

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
Baillie Gifford International Stock	$0	$0	$754,478	$99,486,508
BlackRock Bond Income	141,159	740,626	3,073,344	112,180,795
BlackRock Large Cap Value	661,018	9,075,394	931,734	101,264,224
BlackRock Legacy Large Cap Growth	(20,232)	0	263,021	82,440,381
Clarion Global Real Estate	(1,819,424)	0	2,032,965	87,146,871
Davis Venture Value	(564,333)	0	1,202,554	141,509,733
Dreman Small Cap Value	61,328	0	482,423	56,239,021
Goldman Sachs Mid Cap Value	(24,046)	0	481,007	56,369,896
Harris Oakmark International	(4,549,038)	0	2,568,029	114,889,745
Invesco Small Cap Growth	211,591	7,024,541	0	112,349,565
Janus Forty	2,149,819	0	383,224	84,718,924
Jennison Growth	1,255,071	19,365,183	274,861	110,853,892
Legg Mason ClearBridge Aggressive Growth	49,061	0	182,881	85,199,917
Loomis Sayles Small Cap Growth	(22,438)	0	0	56,644,933
Lord Abbett Bond Debenture	2,743	0	4,251,751	56,571,930
Met/Artisan Mid Cap Value	191,245	0	281,493	27,874,551
Met/Dimensional International Small Company	32,059	5,152,879	1,358,034	52,641,684
Met/Eaton Vance Floating Rate	(2,841)	81,888	1,019,627	28,016,024
Met/Templeton International Bond	67,255	0	5,883,580	56,642,616
MFS Emerging Markets Equity	311,344	0	559,239	53,788,056
MFS Research International	(5,841,810)	0	2,916,225	115,104,596
MFS Value	(198,183)	2,402,368	3,373,818	170,358,085
Morgan Stanley Mid Cap Growth	(47,011)	0	0	24,543,470
Neuberger Berman Genesis	89,326	0	104,408	28,113,403
PIMCO Inflation Protected Bond	70,231	3,405,572	1,855,756	56,233,287
PIMCO Total Return	7,343,969	0	7,653,855	171,588,857
Rainier Large Cap Equity	26,270	0	391,984	83,495,119

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Transactions in Affiliated Issuers—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
T. Rowe Price Large Cap Growth	$2,192,163	$0	$107,146	$84,209,588
T. Rowe Price Large Cap Value	(68,496)	0	2,432,222	142,750,837
T. Rowe Price Mid Cap Growth	40,726	3,496,438	0	27,609,745
Third Avenue Small Cap Value	(14,832)	0	0	56,264,271
Turner Mid Cap Growth	(6,050,731)	4,358,943	0	42,250
Van Eck Global Natural Resources	38,488	5,629,996	0	71,746,332
Van Kampen Comstock	(86,906)	0	2,228,855	142,538,458
Western Asset Management Strategic Bond Opportunities	39,373	0	1,044,104	28,284,565

	($4,336,082)	$60,733,828	$48,092,618	$2,779,712,129

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,779,712,129	$—	$—	$2,779,712,129
Total Investments	$2,779,712,129	$—	$—	$2,779,712,129

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Affiliated investments at value (a)		$2,779,712,129
Receivable for:
Securities sold		609,399
Fund shares sold		522,886

Total Assets		2,780,844,414
Liabilities
Payable for:
Fund shares redeemed	$1,130,217
Accrued expenses:
Management fees	141,812
Distribution and service fees	502,153
Deferred trustees’ fees	29,850
Other expenses	28,057

Total Liabilities		1,832,089

Net Assets		$2,779,012,325

Net assets consists of:
Paid in surplus		$2,917,784,442
Undistributed net investment income		43,641,177
Accumulated net realized losses		(290,512,445)
Unrealized appreciation on investments		108,099,151

Net Assets		$2,779,012,325

Net Assets
Class A		$266,770,669
Class B		2,512,241,656

Capital Shares Outstanding (b)
Class A		24,585,178
Class B		232,087,524

Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.85
Class B		10.82

(a)	Identified cost of affiliated investments was $2,671,612,978.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios		$48,092,618

Expenses
Management fees	$889,861
Distribution and service fees—Class B	3,186,484
Trustees’ fees and expenses	11,144
Custodian and accounting	12,493
Audit and tax services	10,663
Legal	13,514
Miscellaneous	8,378

Total expenses		4,132,537

Net Investment Income		43,960,081

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Affiliated investments	(4,336,082)
Capital gains distributions from Underlying Portfolios	60,733,828	56,397,746

Net change in unrealized appreciation on:
Investments		74,788,957

Net realized and unrealized gain		131,186,703

Net Increase in Net Assets From Operations		$175,146,784

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$43,960,081	$42,153,690
Net realized gain	56,397,746	216,517,682
Net change in unrealized appreciation (depreciation)	74,788,957	(364,098,344)

Increase (decrease) in net assets from operations	175,146,784	(105,426,972)

From Distributions to Shareholders
Net investment income
Class A	(5,740,906)	(4,070,957)
Class B	(49,009,131)	(37,034,191)

Total distributions	(54,750,037)	(41,105,148)

Decrease in net assets from capital share transactions	(19,568,605)	(99,596,166)

Total increase (decrease) in net assets	100,828,142	(246,128,286)

Net Assets
Beginning of the period	2,678,184,183	2,924,312,469

End of the period	$2,779,012,325	$2,678,184,183

Undistributed Net Investment Income
End of the period	$43,641,177	$54,431,133

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,711,925	$18,948,536	3,588,461	$39,127,626
Reinvestments	516,268	5,740,906	357,415	4,070,957
Redemptions	(1,325,703)	(14,565,619)	(2,751,959)	(29,605,908)

Net increase	902,490	$10,123,823	1,193,917	$13,592,675

Class B
Sales	4,265,541	$46,906,766	11,231,901	$122,834,506
Reinvestments	4,415,237	49,009,131	3,257,185	37,034,191
Redemptions	(11,443,378)	(125,608,325)	(25,236,052)	(273,057,538)

Net decrease	(2,762,600)	$(29,692,428)	(10,746,966)	$(113,188,841)

Decrease derived from capital share transactions		$(19,568,605)		$(99,596,166)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.39		$10.94	$9.74	$7.90	$12.43	$11.98

Income (Loss) From Investment Operations
Net investment income (a)	0.18		0.18	0.14	0.21	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.52		(0.55)	1.29	2.00	(4.43)	0.38

Total from investment operations	0.70		(0.37)	1.43	2.21	(4.26)	0.50

Less Distributions
Distributions from net investment income	(0.24)		(0.18)	(0.23)	(0.25)	(0.09)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.12)	(0.18)	(0.02)

Total distributions	(0.24)		(0.18)	(0.23)	(0.37)	(0.27)	(0.05)

Net Asset Value, End of Period	$10.85		$10.39	$10.94	$9.74	$7.90	$12.43

Total Return (%) (c)	6.67	(b)	(3.55)	14.89	29.43	(34.96)	4.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.07	(d)	0.07	0.07	0.07	0.07	0.09
Ratio of net investment income to average net assets (%) (f)	3.37	(d)	1.66	1.45	2.49	1.69	0.95
Portfolio turnover rate (%)	15	(d)	46	17	37	26	14
Net assets, end of period (in millions)	$266.77		$246.12	$246.03	$201.93	$131.60	$155.39

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.36		$10.91	$9.71	$7.87	$12.39	$11.94

Income (Loss) From Investment Operations
Net investment income (a)	0.17		0.16	0.12	0.19	0.15	0.07
Net realized and unrealized gain (loss) on investments	0.50		(0.56)	1.29	1.99	(4.43)	0.40

Total from investment operations	0.67		(0.40)	1.41	2.18	(4.28)	0.47

Less Distributions
Distributions from net investment income	(0.21)		(0.15)	(0.21)	(0.22)	(0.06)	(0.00	) (g)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.12)	(0.18)	(0.02)

Total distributions	(0.21)		(0.15)	(0.21)	(0.34)	(0.24)	(0.02)

Net Asset Value, End of Period	$10.82		$10.36	$10.91	$9.71	$7.87	$12.39

Total Return (%) (c)	6.43	(b)	(3.77)	14.70	29.09	(35.11)	3.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.32	(d)	0.32	0.32	0.32	0.32	0.34
Ratio of net investment income to average net assets (%) (f)	3.10	(d)	1.44	1.24	2.32	1.51	0.56
Portfolio turnover rate (%)	15	(d)	46	17	37	26	14
Net assets, end of period (in millions)	$2,512.24		$2,432.06	$2,678.29	$2,469.30	$1,772.82	$2,216.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	Distributions from net investment income for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Asset Allocation Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$889,861	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Asset Allocation Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from April 30, 2012 to April 30, 2013, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from April 30, 2012 to April 30, 2013 are 0.10% and 0.35% for Class A and B, respectively. As of June 30, 2012, there were no expenses deferred in prior periods subject to repayment.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2012 were $245,065,190 and $214,711,272, respectively.

MSF-12

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$41,105,148	$58,252,861	$—	$—	$—	$—	$41,105,148	$58,252,861

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,455,865	$—	$(58,099,136)	$(255,500,862)	$—	$(259,144,133)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$4,303,324	$251,197,538	$255,500,862

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of

MSF-13

Metropolitan Series Fund

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-14

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-18

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, D, and E shares of the MetLife Stock Index Portfolio returned 9.35%, 9.20%, 9.31%, and 9.25%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 9.49% over the same period.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the S&P 500 Index returned 12.6%. The equity markets rallied on strong domestic macroeconomic data, positive developments around the European sovereign debt crisis, and accommodative monetary policy. Positive economic data included stronger than expected U.S. construction spending, vehicle sales, and jobless claims data. In February, European leaders agreed on a second bailout for Greece, and in March, Greece restructured its debt in its ongoing effort to avoid default. Federal Reserve Chairman Ben Bernanke’s comment that the economy shows “some signs of improvement” also helped drive equity markets higher.

During the second quarter, the Index returned negative 2.8%. The second quarter started on a negative note amid concerns about a slowing global economy, climbing yields for Spanish debt, and worries regarding Greece’s membership in the euro. Political uncertainty in Europe and weaker than expected macroeconomic numbers, including Chinese, U.K. and U.S. manufacturing, U.S. employment, and U.S. construction spending, also weighed on the market. The global equity markets recovered in June as central bank intervention helped ease concerns and Eurozone leaders agreed on further integration.

During the first six months, the Federal Open Market Committee met four times and maintained the target range for the Federal Funds Rate at 0% to 0.25%. The Committee acknowledged that growth in employment has slowed in recent months and the unemployment rate remains elevated. To promote economic recovery, the Committee expects to maintain a highly accommodative stance for monetary policy by keeping the Federal Funds Rate at exceptionally low levels at least through late 2014.

Nine of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2012. Telecom Services (3.0% beginning weight in the benchmark), up 16.5%, was the best-performing sector. Financials (13.6% beginning weight), up 13.7%, and Information Technology (19.0% beginning weight), up 13.3%, were the next best-performing sectors. Energy (12.3% beginning weight), down 2.4%, was the worst-performing sector and the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Apple, up 44.2%; AT&T, up 21.4%; and Microsoft, up 19.4%. The stocks with the largest negative impact were Hewlett-Packard, down 21.1%; Google, down 10.2%; and Procter & Gamble, down 6.7%. There were 14 additions and 14 deletions to the benchmark in the first six months of 2012.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impacted tracking error during the period included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	9.35	5.16	0.00	5.06	—
Class B	9.20	4.93	-0.24	4.80	—
Class D	9.31	5.07	—	—	17.86
Class E	9.25	5.00	-0.15	4.90	—
S&P 500 Index	9.49	5.45	0.22	5.33	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D, and Class E shares are 5/1/90, 1/2/01, 4/28/09, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Apple, Inc.	4.4
Exxon Mobil Corp.	3.2
Microsoft Corp.	1.8
International Business Machines Corp.	1.8
General Electric Co.	1.8
AT&T, Inc.	1.7
Chevron Corp.	1.7
Johnson & Johnson	1.5
Wells Fargo & Co.	1.4
The Coca-Cola Co.	1.4

Top Sectors

% of Net Assets
Information Technology	19.4
Financials	14.1
Health Care	11.8
Consumer Staples	11.1
Consumer Discretionary	10.9
Energy	10.6
Industrials	10.2
Utilities	3.7
Materials	3.4
Telecommunications	3.2

MSF-2

Metropolitan Series Fund

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.27%	$1,000.00	$1,093.50	$1.41
	Hypothetical*	0.27%	$1,000.00	$1,023.50	$1.36

Class B(a)	Actual	0.52%	$1,000.00	$1,092.00	$2.70
	Hypothetical*	0.52%	$1,000.00	$1,022.24	$2.61

Class D(a)	Actual	0.37%	$1,000.00	$1,093.10	$1.93
	Hypothetical*	0.37%	$1,000.00	$1,023.00	$1.86

Class E(a)	Actual	0.42%	$1,000.00	$1,092.50	$2.19
	Hypothetical*	0.42%	$1,000.00	$1,022.75	$2.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—98.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.5%
General Dynamics Corp.	151,661	$10,003,558
Goodrich Corp.	52,958	6,720,370
Honeywell International, Inc.	327,702	18,298,880
L-3 Communications Holdings, Inc.	40,975	3,032,560
Lockheed Martin Corp.	111,957	9,749,216
Northrop Grumman Corp.	105,776	6,747,451
Precision Castparts Corp.	61,115	10,052,806
Raytheon Co.	140,193	7,933,522
Rockwell Collins, Inc. (a)	60,998	3,010,251
Textron, Inc.	117,878	2,931,626
The Boeing Co.	315,029	23,406,655
United Technologies Corp.	383,292	28,950,045

		130,836,940

Air Freight & Logistics—1.0%
C. H. Robinson Worldwide, Inc.	68,390	4,002,867
Expeditors International of Washington, Inc.	89,331	3,461,576
FedEx Corp.	132,635	12,150,692
United Parcel Service, Inc. (Class B)	403,538	31,782,653

		51,397,788

Airlines—0.1%
Southwest Airlines Co.	322,867	2,976,834

Auto Components—0.2%
BorgWarner, Inc. (a) (b)	48,203	3,161,634
Johnson Controls, Inc.	286,073	7,927,083
The Goodyear Tire & Rubber Co. (a) (b)	102,917	1,215,450

		12,304,167

Automobiles—0.4%
Ford Motor Co. (b)	1,605,059	15,392,516
Harley-Davidson, Inc.	97,370	4,452,730

		19,845,246

Beverages—2.8%
Beam, Inc.	66,281	4,141,900
Brown-Forman Corp. (Class B)	41,809	4,049,202
Coca-Cola Enterprises, Inc.	126,186	3,538,255
Constellation Brands, Inc. (b)	64,023	1,732,462
Dr. Pepper Snapple Group, Inc.	89,090	3,897,688
Molson Coors Brewing Co.	66,102	2,750,504
Monster Beverage Corp. (b)	64,474	4,590,549
PepsiCo., Inc.	657,761	46,477,392
The Coca-Cola Co.	948,791	74,185,968

		145,363,920

Biotechnology—1.4%
Alexion Pharmaceuticals, Inc. (b)	80,788	8,022,248
Amgen, Inc.	327,083	23,890,142
Biogen Idec, Inc. (b)	100,754	14,546,863
Celgene Corp. (b)	185,261	11,886,346
Gilead Sciences, Inc. (b)	318,509	16,333,141

		74,678,740

Building Products—0.0%
Masco Corp.	150,186	$2,083,080

Capital Markets—1.8%
Ameriprise Financial, Inc.	91,947	4,805,150
BlackRock, Inc.	53,896	9,152,619
E*TRADE Financial Corp. (b)	106,935	859,757
Federated Investors, Inc. (Class B) (a)	38,994	852,019
Franklin Resources, Inc.	59,731	6,629,544
Invesco, Ltd.	188,509	4,260,303
Legg Mason, Inc.	52,848	1,393,602
Morgan Stanley	640,484	9,344,661
Northern Trust Corp.	101,421	4,667,394
State Street Corp.	205,489	9,173,029
T. Rowe Price Group, Inc.	107,286	6,754,727
The Bank of New York Mellon Corp.	501,623	11,010,625
The Charles Schwab Corp.	455,090	5,884,314
The Goldman Sachs Group, Inc.	206,870	19,830,558

		94,618,302

Chemicals—2.3%
Air Products & Chemicals, Inc.	88,923	7,178,754
Airgas, Inc.	29,109	2,445,447
CF Industries Holdings, Inc.	27,606	5,348,386
E. I. du Pont de Nemours & Co.	394,093	19,929,283
Eastman Chemical Co.	58,014	2,922,165
Ecolab, Inc.	122,885	8,421,309
FMC Corp.	57,675	3,084,459
International Flavors & Fragrances, Inc. (a)	34,094	1,868,351
Monsanto Co.	224,348	18,571,527
PPG Industries, Inc.	64,048	6,796,774
Praxair, Inc.	125,621	13,658,771
Sigma-Aldrich Corp. (a)	50,843	3,758,823
The Dow Chemical Co. (a)	502,743	15,836,405
The Mosaic Co.	125,256	6,859,019
The Sherwin-Williams Co.	36,052	4,771,482

		121,450,955

Commercial Banks—2.9%
BB&T Corp.	293,828	9,064,594
Comerica, Inc.	82,715	2,540,178
Fifth Third Bancorp	386,950	5,185,130
First Horizon National Corp. (a) (b)	106,264	919,184
Huntington Bancshares, Inc.	363,658	2,327,411
KeyCorp	400,863	3,102,680
M&T Bank Corp. (a)	53,227	4,394,953
PNC Financial Services Group, Inc.	222,392	13,590,375
Regions Financial Corp.	594,028	4,009,689
SunTrust Banks, Inc.	226,339	5,484,194
U.S. Bancorp	796,644	25,620,071
Wells Fargo & Co.	2,234,888	74,734,655
Zions Bancorporation (a)	77,468	1,504,428

		152,477,542

Commercial Services & Supplies—0.4%
Avery Dennison Corp.	43,587	1,191,669
Cintas Corp.	46,400	1,791,504

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Iron Mountain, Inc.	72,002	$2,373,186
Pitney Bowes, Inc. (a)	84,204	1,260,534
R.R. Donnelley & Sons Co. (a)	75,814	892,331
Republic Services, Inc.	132,352	3,502,034
Stericycle, Inc. (a) (b)	35,784	3,280,319
Waste Management, Inc. (a)	194,586	6,499,172

		20,790,749

Communications Equipment—1.8%
Cisco Systems, Inc.	2,252,955	38,683,237
F5 Networks, Inc. (b)	33,390	3,324,309
Harris Corp. (a)	47,852	2,002,606
JDS Uniphase Corp. (b)	97,370	1,071,070
Juniper Networks, Inc. (b)	222,713	3,632,449
Motorola Solutions, Inc.	122,833	5,909,496
QUALCOMM, Inc.	720,977	40,143,999

		94,767,166

Computers & Peripherals—5.6%
Apple, Inc. (b) (c)	393,262	229,665,008
Dell, Inc. (b)	625,248	7,828,105
EMC Corp. (b)	883,080	22,633,340

Hewlett-Packard Co.	831,616	16,723,798
Lexmark International, Inc. (Class A) (a)	29,917	795,194
NetApp, Inc. (b)	152,625	4,856,528
SanDisk Corp. (b)	102,477	3,738,361
Seagate Technology plc	159,169	3,936,249
Western Digital Corp. (b)	98,423	2,999,933

		293,176,516

Construction & Engineering—0.2%
Fluor Corp.	71,127	3,509,406
Jacobs Engineering Group, Inc. (b)	54,265	2,054,473
Quanta Services, Inc. (b)	89,595	2,156,552

		7,720,431

Construction Materials—0.0%
Vulcan Materials Co. (a)	54,417	2,160,899

Consumer Finance—0.9%
American Express Co.	421,117	24,513,221
Capital One Financial Corp.	244,076	13,341,194
Discover Financial Services	223,037	7,712,619
SLM Corp.	205,132	3,222,624

		48,789,658

Containers & Packaging—0.1%
Ball Corp.	65,897	2,705,072
Bemis Co., Inc. (a)	43,358	1,358,840
Owens-Illinois, Inc. (b)	69,363	1,329,689
Sealed Air Corp.	81,631	1,260,382

		6,653,983

Distributors—0.1%
Genuine Parts Co. (a)	65,571	$3,950,653

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	45,158	1,634,268
DeVry, Inc. (a)	24,784	767,560
H&R Block, Inc. (a)	123,464	1,972,955

		4,374,783

Diversified Financial Services—2.8%
Bank of America Corp.	4,532,379	37,074,860
Citigroup, Inc.	1,233,184	33,801,573
CME Group, Inc.	27,954	7,494,747
IntercontinentalExchange, Inc. (b)	30,596	4,160,444
JPMorgan Chase & Co.	1,600,979	57,202,980
Leucadia National Corp.	83,320	1,772,216
Moody’s Corp. (a)	83,162	3,039,571
NYSE Euronext	106,825	2,732,584
The NASDAQ OMX Group, Inc. (b)	51,486	1,167,188

		148,446,163

Diversified Telecommunication Services—3.0%
AT&T, Inc.	2,465,816	87,930,998
CenturyLink, Inc.	261,275	10,317,750
Frontier Communications Corp. (a)	419,919	1,608,290
Verizon Communications, Inc.	1,194,860	53,099,578
Windstream Corp. (a)	247,448	2,390,348

		155,346,964

Electric Utilities—2.0%
American Electric Power Co., Inc.	203,692	8,127,311
Duke Energy Corp. (a)	562,770	12,977,476
Edison International	137,027	6,330,647
Entergy Corp.	74,508	5,058,348
Exelon Corp.	358,500	13,486,770
FirstEnergy Corp.	175,890	8,652,029
NextEra Energy, Inc.	175,411	12,070,031
Northeast Utilities	131,893	5,118,767
Pepco Holdings, Inc. (a)	96,008	1,878,877
Pinnacle West Capital Corp.	46,043	2,382,265
PPL Corp.	243,941	6,783,999
Progress Energy, Inc. (a)	124,499	7,491,105
Southern Co.	365,347	16,915,566

		107,273,191

Electrical Equipment—0.5%
Cooper Industries plc	66,900	4,561,242
Emerson Electric Co.	308,534	14,371,514
Rockwell Automation, Inc.	60,026	3,965,317
Roper Industries, Inc.	40,977	4,039,513

		26,937,586

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. (Class A)	68,138	3,742,139
Corning, Inc.	638,257	8,252,663
FLIR Systems, Inc.	64,853	1,264,633

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Jabil Circuit, Inc.	76,490	$1,555,042
Molex, Inc. (a)	57,853	1,385,001
TE Connectivity, Ltd.	179,826	5,738,248

		21,937,726

Energy Equipment & Services—1.6%
Baker Hughes, Inc.	184,412	7,579,333
Cameron International Corp. (b)	103,583	4,424,030
Diamond Offshore Drilling, Inc. (a)	29,236	1,728,725
FMC Technologies, Inc. (b)	100,562	3,945,047
Halliburton Co.	388,190	11,020,714
Helmerich & Payne, Inc. (a)	45,176	1,964,252
Nabors Industries, Ltd. (b)	122,095	1,758,168
National Oilwell Varco, Inc.	179,254	11,551,128
Noble Corp. (b)	106,147	3,452,962
Rowan Cos., plc (a) (b)	52,226	1,688,467
Schlumberger, Ltd.	560,856	36,405,163

		85,517,989

Food & Staples Retailing—2.4%
Costco Wholesale Corp.	181,833	17,274,135
CVS Caremark Corp.	538,964	25,185,788
Safeway, Inc. (a)	101,105	1,835,056
Sysco Corp. (a)	246,356	7,343,872
The Kroger Co.	235,929	5,471,194
Wal-Mart Stores, Inc.	725,742	50,598,732
Walgreen Co.	362,849	10,733,073
Whole Foods Market, Inc.	68,710	6,549,437

		124,991,287

Food Products—1.7%
Archer-Daniels-Midland Co.	276,957	8,175,771
Campbell Soup Co. (a)	74,424	2,484,273
ConAgra Foods, Inc.	174,690	4,529,712
Dean Foods Co. (b)	77,596	1,321,460
General Mills, Inc.	272,240	10,492,130
H.J. Heinz Co. (a)	134,537	7,316,122
Hormel Foods Corp. (a)	57,660	1,754,017
Kellogg Co.	103,734	5,117,198
Kraft Foods, Inc. (Class A)	745,670	28,797,775
McCormick & Co., Inc. (a)	55,767	3,382,268
Mead Johnson Nutrition Co.	85,751	6,903,813
The Hershey Co.	63,963	4,607,255
The J.M. Smucker Co.	47,679	3,600,718
Tyson Foods, Inc.	121,449	2,286,885

		90,769,397

Gas Utilities—0.1%
AGL Resources, Inc.	49,337	1,911,809
Oneok, Inc.	87,417	3,698,613

		5,610,422

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	231,565	12,307,680
Becton, Dickinson & Co.	85,250	6,372,438

Health Care Equipment & Supplies—(Continued)
Boston Scientific Corp. (b)	601,122	$3,408,362
C.R. Bard, Inc.	35,298	3,792,417
CareFusion Corp. (b)	93,331	2,396,740
Covidien plc	202,833	10,851,566
DENTSPLY International, Inc. (a)	59,615	2,254,043
Edwards Lifesciences Corp. (b)	48,197	4,978,750
Intuitive Surgical, Inc. (b)	16,698	9,247,185
Medtronic, Inc.	437,644	16,949,952
St. Jude Medical, Inc.	131,985	5,267,521
Stryker Corp. (a)	136,178	7,503,408
Varian Medical Systems, Inc. (a) (b)	46,895	2,849,809
Zimmer Holdings, Inc. (b)	74,079	4,767,724

		92,947,595

Health Care Providers & Services—2.0%
Aetna, Inc.	146,107	5,664,568
AmerisourceBergen Corp.	105,479	4,150,599
Cardinal Health, Inc.	145,550	6,113,100
CIGNA Corp.	121,260	5,335,440
Coventry Health Care, Inc. (b)	60,082	1,910,007
DaVita, Inc. (b)	39,543	3,883,518
Express Scripts Holding Co. (b)	338,764	18,913,194
Humana, Inc.	68,629	5,314,630
Laboratory Corp. of America Holdings (a) (b)	40,712	3,770,338
McKesson Corp.	99,002	9,281,438
Patterson Cos., Inc. (a)	36,871	1,270,943
Quest Diagnostics, Inc.	66,724	3,996,768
Tenet Healthcare Corp. (a) (b)	174,038	911,959
UnitedHealth Group, Inc.	436,322	25,524,837
WellPoint, Inc.	139,138	8,875,613

		104,916,952

Health Care Technology—0.1%
Cerner Corp. (b)	61,653	5,096,237

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	190,586	6,531,382
Chipotle Mexican Grill, Inc. (b)	13,334	5,066,254
Darden Restaurants, Inc. (a)	54,108	2,739,488
International Game Technology (a)	124,152	1,955,394
Marriott International, Inc. (a)	111,369	4,365,665
McDonald’s Corp.	427,405	37,838,165
Starbucks Corp.	319,004	17,009,293
Starwood Hotels & Resorts Worldwide, Inc.	83,125	4,408,950
Wyndham Worldwide Corp.	61,365	3,236,390
Wynn Resorts, Ltd.	33,396	3,463,833
Yum! Brands, Inc.	193,698	12,478,025

		99,092,839

Household Durables—0.3%
D.R. Horton, Inc. (a)	117,830	2,165,716
Harman International Industries, Inc. (a)	29,642	1,173,823
Leggett & Platt, Inc. (a)	58,955	1,245,719
Lennar Corp. (Class A) (a)	68,436	2,115,357
Newell Rubbermaid, Inc.	121,923	2,211,683
Pulte Group, Inc. (a) (b)	141,989	1,519,282

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Stanley Black & Decker, Inc.	71,872	$4,625,682
Whirlpool Corp. (a)	32,492	1,987,211

		17,044,473

Household Products—2.1%
Clorox Co.	54,703	3,963,779
Colgate-Palmolive Co.	200,717	20,894,640
Kimberly-Clark Corp.	164,915	13,814,930
The Procter & Gamble Co.	1,152,413	70,585,296

		109,258,645

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc. (b)	95,772	1,662,602
The AES Corp. (b)	271,139	3,478,713

		5,141,315

Industrial Conglomerates—2.5%
3M Co.	291,824	26,147,430
General Electric Co.	4,456,096	92,865,041
Tyco International, Ltd.	194,667	10,288,151

		129,300,622

Insurance—3.5%
ACE, Ltd.	142,445	10,559,448
Aflac, Inc.	196,672	8,376,260
American International Group, Inc. (b)	268,965	8,631,087
Aon plc	137,285	6,422,192
Assurant, Inc.	36,064	1,256,470
Berkshire Hathaway, Inc. (Class B) (b)	739,608	61,631,534
Cincinnati Financial Corp. (a)	68,270	2,599,039
Genworth Financial, Inc. (b)	206,712	1,169,990
Hartford Financial Services Group, Inc.	185,415	3,268,866
Lincoln National Corp.	120,037	2,625,209
Loews Corp.	128,511	5,257,385
Marsh & McLennan Cos., Inc.	229,468	7,395,754
MetLife, Inc. (d)	446,660	13,779,461
Principal Financial Group, Inc.	126,230	3,311,013
Prudential Financial, Inc.	197,248	9,552,721
The Allstate Corp.	206,652	7,251,419
The Chubb Corp.	113,534	8,267,546
The Progressive Corp.	256,423	5,341,291
The Travelers Cos., Inc.	163,619	10,445,437
Torchmark Corp.	41,407	2,093,124
Unum Group	120,220	2,299,808
XL Group plc	131,095	2,758,239

		184,293,293

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (b)	151,583	34,613,978
Expedia, Inc.	37,948	1,824,160
Netflix, Inc. (a) (b)	23,348	1,598,638
priceline.com, Inc. (b)	20,942	13,916,378
TripAdvisor, Inc. (b)	40,074	1,790,907

		53,744,061

Internet Software & Services—1.8%
Akamai Technologies, Inc. (b)	75,360	$2,392,680
eBay, Inc. (b)	483,319	20,304,231
Google, Inc. (Class A) (b)	106,952	62,039,647
VeriSign, Inc. (a) (b)	66,445	2,895,009
Yahoo!, Inc. (b)	512,550	8,113,666

		95,745,233

IT Services—3.8%
Accenture plc	271,038	16,286,673
Automatic Data Processing, Inc.	205,696	11,449,039
Cognizant Technology Solutions Corp. (Class A) (b)	128,060	7,683,600
Computer Sciences Corp.	65,273	1,620,076
Fidelity National Information Services, Inc.	100,429	3,422,620
Fiserv, Inc. (b)	57,401	4,145,500
International Business Machines Corp.	485,124	94,880,552
MasterCard, Inc.	44,648	19,203,551
Paychex, Inc.	135,703	4,262,431
SAIC, Inc. (b)	116,362	1,410,308
Teradata Corp. (b)	70,951	5,109,182
The Western Union Co.	257,790	4,341,184
Total System Services, Inc.	67,593	1,617,501
Visa, Inc. (Class A)	209,424	25,891,089

		201,323,306

Leisure Equipment & Products—0.1%
Hasbro, Inc. (a)	49,083	1,662,441
Mattel, Inc.	143,238	4,646,641

		6,309,082

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	146,149	5,734,887
Life Technologies Corp. (b)	75,104	3,378,929
PerkinElmer, Inc.	47,897	1,235,743
Thermo Fisher Scientific, Inc.	154,477	8,018,901
Waters Corp. (b)	37,377	2,970,350

		21,338,810

Machinery—2.0%
Caterpillar, Inc.	274,356	23,295,568
Cummins, Inc.	80,829	7,833,138
Danaher Corp.	241,823	12,594,142
Deere & Co.	167,277	13,527,691
Dover Corp.	77,232	4,140,408
Eaton Corp.	142,024	5,628,411
Flowserve Corp. (a)	22,989	2,637,988
Illinois Tool Works, Inc. (a)	200,763	10,618,355
Ingersoll-Rand plc	125,635	5,299,284
Joy Global, Inc.	44,515	2,525,336
PACCAR, Inc.	150,012	5,878,970
Pall Corp.	48,702	2,669,357
Parker Hannifin Corp.	63,528	4,884,033
Snap-On, Inc.	24,437	1,521,203
Xylem, Inc.	77,988	1,962,958

		105,016,842

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—3.3%
Cablevision Systems Corp. (Class A) (a)	90,073	$1,197,070
CBS Corp. (Class B)	272,590	8,935,500
Comcast Corp. (Class A)	1,133,934	36,251,870
DIRECTV (b)	275,474	13,448,641
Discovery Communications, Inc. (a) (b)	107,225	5,790,150
Gannett Co., Inc. (a)	98,816	1,455,560
News Corp. (Class A)	886,054	19,750,144
Omnicom Group, Inc. (a)	114,658	5,572,379
Scripps Networks Interactive, Inc. (a)	38,985	2,216,687
The Interpublic Group of Cos., Inc.	186,332	2,021,702
The McGraw-Hill Cos., Inc.	117,634	5,293,530
The Walt Disney Co.	751,716	36,458,226
The Washington Post Co. (Class B) (a)	2,019	754,742
Time Warner Cable, Inc.	131,426	10,790,074
Time Warner, Inc.	403,714	15,542,989
Viacom, Inc. (Class B)	221,986	10,437,782

		175,917,046

Metals & Mining—0.7%
Alcoa, Inc.	448,625	3,925,469
Allegheny Technologies, Inc.	45,047	1,436,549
Cliffs Natural Resources, Inc. (a)	59,923	2,953,604
Freeport-McMoRan Copper & Gold, Inc.	399,172	13,599,790
Newmont Mining Corp.	208,412	10,110,066
Nucor Corp.	133,343	5,053,700
Titanium Metals Corp. (b)	34,627	391,631
United States Steel Corp. (a)	60,565	1,247,639

		38,718,448

Multi-Utilities—1.4%
Ameren Corp.	102,045	3,422,589
CenterPoint Energy, Inc.	179,710	3,714,606
CMS Energy Corp.	109,475	2,572,662
Consolidated Edison, Inc.	123,187	7,661,000
Dominion Resources, Inc.	240,357	12,979,278
DTE Energy Co.	71,544	4,244,705
Integrys Energy Group, Inc. (a)	32,770	1,863,630
NiSource, Inc. (a)	119,481	2,957,155
PG&E Corp.	177,616	8,040,676
Public Service Enterprise Group, Inc.	212,765	6,914,862
SCANA Corp. (a)	48,957	2,342,103
Sempra Energy	100,900	6,949,992
TECO Energy, Inc.	90,759	1,639,108
Wisconsin Energy Corp.	96,923	3,835,243
Xcel Energy, Inc.	204,794	5,818,198

		74,955,807

Multiline Retail—0.8%
Big Lots, Inc. (b)	26,792	1,092,846
Dollar Tree, Inc. (b)	97,554	5,248,405
Family Dollar Stores, Inc.	49,096	3,263,902
J.C. Penney Co., Inc. (a)	61,594	1,435,756
Kohl’s Corp.	100,848	4,587,576
Macy’s, Inc.	173,759	5,968,622
Nordstrom, Inc.	67,362	3,347,218

Multiline Retail—(Continued)
Sears Holdings Corp. (a) (b)	16,115	$962,065
Target Corp.	278,085	16,181,766

		42,088,156

Office Electronics—0.1%
Xerox Corp.	566,825	4,460,913

Oil, Gas & Consumable Fuels—9.0%
Alpha Natural Resources, Inc. (a) (b)	92,642	806,912
Anadarko Petroleum Corp.	210,104	13,908,885
Apache Corp.	164,374	14,446,831
Cabot Oil & Gas Corp.	88,249	3,477,011
Chesapeake Energy Corp. (a)	278,563	5,181,272
Chevron Corp.	829,865	87,550,757
ConocoPhillips	531,838	29,719,107
Consol Energy, Inc. (a)	95,699	2,893,938
Denbury Resources, Inc. (b)	164,290	2,482,422
Devon Energy Corp.	170,079	9,862,881
EOG Resources, Inc.	113,384	10,217,032
EQT Corp.	62,907	3,373,702
Exxon Mobil Corp.	1,966,667	168,287,695
Hess Corp.	127,868	5,555,865
Kinder Morgan (Delaware), Inc.	212,385	6,843,045
Marathon Oil Corp.	296,637	7,585,008
Marathon Petroleum Corp.	143,298	6,436,946
Murphy Oil Corp.	81,661	4,106,732
Newfield Exploration Co. (b)	56,696	1,661,760
Noble Energy, Inc.	74,772	6,342,161
Occidental Petroleum Corp.	341,113	29,257,262
Peabody Energy Corp.	114,560	2,809,011
Phillips 66 (b)	262,972	8,741,189
Pioneer Natural Resources Co.	51,741	4,564,074
QEP Resources, Inc. (a)	75,024	2,248,469
Range Resources Corp.	68,210	4,220,153
Southwestern Energy Co. (b)	146,418	4,675,127
Spectra Energy Corp.	274,523	7,977,638
Sunoco, Inc.	44,537	2,115,507
Tesoro Corp. (b)	59,020	1,473,139
The Williams Cos., Inc.	263,132	7,583,464
Valero Energy Corp.	232,522	5,615,406
WPX Energy, Inc. (a) (b)	83,575	1,352,244

		473,372,645

Paper & Forest Products—0.1%
International Paper Co.	183,825	5,314,381
MeadWestvaco Corp. (a)	72,484	2,083,915

		7,398,296

Personal Products—0.2%
Avon Products, Inc.	181,603	2,943,784
The Estee Lauder Cos., Inc.	94,824	5,131,875

		8,075,659

Pharmaceuticals—6.1%
Abbott Laboratories	661,725	42,661,411

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Allergan, Inc.	129,339	$11,972,911
Bristol-Myers Squibb Co.	710,382	25,538,233
Eli Lilly & Co.	429,474	18,428,729
Forest Laboratories, Inc. (b)	111,741	3,909,818
Hospira, Inc. (a) (b)	69,452	2,429,431
Johnson & Johnson (a)	1,155,049	78,035,110
Merck & Co., Inc.	1,279,198	53,406,517
Mylan, Inc. (b)	180,276	3,852,498
Perrigo Co. (a)	39,290	4,633,470
Pfizer, Inc.	3,149,304	72,433,992
Watson Pharmaceuticals, Inc. (b)	53,585	3,964,754

		321,266,874

Professional Services—0.1%
Equifax, Inc.	50,630	2,359,358
Robert Half International, Inc. (a)	60,132	1,717,971
The Dun & Bradstreet Corp.	20,130	1,432,652

		5,509,981

Real Estate Investment Trusts—2.1%
American Tower Corp.	165,952	11,601,704
Apartment Investment & Management Co. (a)	59,448	1,606,879
AvalonBay Communities, Inc. (a)	40,103	5,673,773
Boston Properties, Inc. (a)	63,008	6,828,177
Equity Residential	126,434	7,884,424
HCP, Inc.	176,431	7,789,429
Health Care REIT, Inc.	89,926	5,242,686
Host Hotels & Resorts, Inc.	302,137	4,779,807
Kimco Realty Corp.	171,142	3,256,832
Plum Creek Timber Co., Inc. (a)	67,919	2,696,384
ProLogis, Inc.	193,630	6,434,325
Public Storage	59,863	8,644,816
Simon Property Group, Inc.	127,475	19,842,759
Ventas, Inc.	121,558	7,672,741
Vornado Realty Trust	78,076	6,556,823
Weyerhaeuser Co.	226,037	5,054,187

		111,565,746

Real Estate Management & Development—0.1%
CBRE Group, Inc. (b)	137,921	2,256,387

Road & Rail—0.8%
CSX Corp.	437,041	9,772,237
Norfolk Southern Corp.	137,007	9,832,992
Ryder System, Inc.	21,564	776,520
Union Pacific Corp.	200,284	23,895,884

		44,277,633

Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc. (a) (b)	247,773	1,419,739
Altera Corp.	135,690	4,591,750
Analog Devices, Inc.	125,472	4,726,530
Applied Materials, Inc.	539,053	6,177,547
Broadcom Corp.	208,561	7,049,362
First Solar, Inc. (a) (b)	24,815	373,714

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp.	2,115,900	$56,388,735
KLA-Tencor Corp.	70,373	3,465,870
Lam Research Corp. (a) (b)	84,726	3,197,559
Linear Technology Corp.	96,818	3,033,308
LSI Corp. (b)	239,266	1,524,125
Microchip Technology, Inc. (a)	81,415	2,693,208
Micron Technology, Inc. (b)	416,209	2,626,279
NVIDIA Corp. (b)	260,251	3,596,669
Teradyne, Inc. (a) (b)	78,508	1,103,823
Texas Instruments, Inc.	481,283	13,808,009
Xilinx, Inc.	110,990	3,725,934

		119,502,161

Software—3.7%
Adobe Systems, Inc. (b)	208,656	6,754,195
Autodesk, Inc. (b)	96,647	3,381,679
BMC Software, Inc. (b)	67,746	2,891,399
CA, Inc.	148,835	4,031,940
Citrix Systems, Inc. (b)	78,307	6,573,090
Electronic Arts, Inc. (b)	133,684	1,650,998
Intuit, Inc.	123,509	7,330,259
Microsoft Corp.	3,144,524	96,190,989
Oracle Corp.	1,632,066	48,472,360
Red Hat, Inc. (b)	81,111	4,581,149
Salesforce.com, Inc. (a) (b)	58,039	8,024,472
Symantec Corp. (b)	303,125	4,428,656

		194,311,186

Specialty Retail—2.0%
Abercrombie & Fitch Co. (Class A) (a)	34,719	1,185,307
AutoNation, Inc. (a) (b)	17,469	616,306
AutoZone, Inc. (b)	11,208	4,115,241
Bed Bath & Beyond, Inc. (b)	97,776	6,042,557
Best Buy Co., Inc. (a)	116,574	2,443,391
CarMax, Inc. (a) (b)	95,972	2,489,514
GameStop Corp. (a)	54,798	1,006,091
Limited Brands, Inc.	101,622	4,321,984
Lowe’s Cos., Inc.	494,896	14,074,842
O’Reilly Automotive, Inc. (b)	53,031	4,442,407
Ross Stores, Inc.	94,872	5,926,654
Staples, Inc.	289,847	3,782,503
The Gap, Inc.	139,911	3,827,965
The Home Depot, Inc.	643,754	34,112,525
Tiffany & Co. (a)	53,297	2,822,076
TJX Cos., Inc.	311,624	13,378,018
Urban Outfitters, Inc. (b)	46,895	1,293,833

		105,881,214

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	120,860	7,067,893
Fossil, Inc. (a) (b)	21,879	1,674,619
Nike, Inc.	154,222	13,537,607
Ralph Lauren Corp.	27,294	3,822,797
VF Corp.	36,404	4,858,114

		30,961,030

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	222,118	$1,414,891
People’s United Financial, Inc. (a)	149,688	1,737,878

		3,152,769

Tobacco—2.0%
Altria Group, Inc.	855,799	29,567,856
Lorillard, Inc.	54,892	7,242,999
Philip Morris International, Inc.	717,313	62,592,732
Reynolds American, Inc. (a)	139,411	6,255,372

		105,658,959

Trading Companies & Distributors—0.2%
Fastenal Co. (a)	124,204	5,006,663
W.W. Grainger, Inc.	25,664	4,907,984

		9,914,647

Wireless Telecommunication Services—0.2%
Crown Castle International Corp. (b)	108,444	6,361,325
MetroPCS Communications, Inc. (b)	123,724	748,530
Sprint Nextel Corp. (b)	1,261,232	4,111,616

		11,221,471

Total Common Stock (Identified Cost $4,304,180,396)		5,178,285,410

Mutual Funds—1.1%

Exchange Traded Funds—1.1%
SPDR S&P 500 ETF Trust	418,000	56,960,860

Total Mutual Funds (Identified Cost $53,628,940)		56,960,860

Short Term Investments—6.5%

Discount Notes—0.0%
Federal Home Loan Bank
0.010%, 07/18/12	$1,075,000	1,074,962

Mutual Funds—6.1%
State Street Navigator Securities Lending
Prime Portfolio (e)	323,134,133	$323,134,133

U.S. Treasury—0.4%
U.S. Treasury Bills
0.038%, 07/19/12 (a)	$15,800,000	15,799,678
0.038%, 08/16/12 (a)	5,750,000	5,749,534

		21,549,212

Total Short Term Investments (Identified Cost $345,758,307)		345,758,307

Total Investments—106.0% (Identified Cost $4,703,567,643) (f)		5,581,004,577
Liabilities in excess of other assets		(318,181,608)

Net Assets—100.0%		$5,262,822,969

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $324,174,064 and the collateral received consisted of cash in the amount of $323,134,133 and non-cash collateral with a value of $2,086,097. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2012, the market value of securities pledged was $40,880,000.
(d)	Affiliated Issuer. See below.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $4,704,772,999. The aggregate unrealized appreciation and depreciation of investments was $1,342,323,361 and $(466,091,783), respectively, resulting in net unrealized appreciation of $876,231,578 for federal income tax purposes.

Transactions in Affiliated Issuers
Security Description	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012	Realized Gain on Shares Sold	Income For Period Ended June 30, 2012
MetLife, Inc.	444,515	25,018	22,873	446,660	$31,837	$0

Futures Contracts
Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Net Unrealized Appreciation
S&P 500 Index Futures	CME Index & Options Market	9/20/2012	80	$26,442,158	$27,128,000	$685,842

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$5,178,285,410	$—	$—	$5,178,285,410
Mutual Funds
Exchange Traded Funds	56,960,860	—	—	56,960,860
Short Term Investments
Discount Notes	—	1,074,962	—	1,074,962
Mutual Funds	323,134,133	—	—	323,134,133
U.S. Treasury	—	21,549,212	—	21,549,212
Total Short Term Investments	323,134,133	22,624,174	—	345,758,307
Total Investments	$5,558,380,403	$22,624,174	$—	$5,581,004,577

Futures Contracts**
Futures Contracts (Net Unrealized Appreciation)	$685,842	$—	$—	$685,842

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$5,567,225,116
Affiliated investments at value (c)		13,779,461
Cash		6,483
Receivable for:
Securities sold		8,153,677
Fund shares sold		2,338,911
Interest and dividends		7,081,959
Futures variation margin		680,000

Total Assets		5,599,265,607
Liabilities
Payable for:
Securities purchased	$8,360,949
Fund shares redeemed	3,072,085
Collateral for securities loaned	323,134,133
Accrued expenses:
Management fees	1,000,562
Distribution and service fees	345,195
Deferred trustees’ fees	29,850
Other expenses	499,864

Total Liabilities		336,442,638

Net Assets		$5,262,822,969

Net assets consists of:
Paid in surplus		$4,401,225,526
Undistributed net investment income		48,441,800
Accumulated net realized losses		(64,967,133)
Unrealized appreciation on investments		881,673,593
Unrealized depreciation on affiliated investments		(3,550,817)

Net Assets		$5,262,822,969

Net Assets
Class A		$3,280,720,059
Class B		1,520,114,022
Class D		313,171,484
Class E		148,817,404
Capital Shares Outstanding (d)
Class A		103,913,067
Class B		49,547,439
Class D		9,942,458
Class E		4,737,390
Net Asset Value, Offering and Redemption Price Per Share
Class A		$31.57
Class B		30.68
Class D		31.50
Class E		31.41

(a)	Identified cost of investments was $4,686,237,365.
(b)	Includes securities on loan with a value of $324,174,064.
(c)	Identified cost of affiliated investments was $17,330,278.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends		$55,823,364
Interest (a)		462,454

		56,285,818
Expenses
Management fees	$6,437,870
Distribution and service fees—Class B	1,941,182
Distribution and service fees—Class D	159,763
Distribution and service fees—Class E	113,041
Trustees’ fees and expenses	54,760
Custodian and accounting	182,733
Audit and tax services	15,695
Legal	27,515
Shareholder reporting	361,337
Insurance	30,995
Miscellaneous	76,084

Total expenses	9,400,975
Less management fee waivers	(299,250)	9,101,725

Net Investment Income		47,184,093

Net Realized and Unrealized Gain
Net realized gain on:
Investments	46,596,039
Affiliated investments	31,837
Futures contracts	1,704,400	48,332,276

Net change in unrealized appreciation (depreciation) on:
Investments	348,495,252
Affiliated investments	(219,592)
Futures contracts	617,242	348,892,902

Net realized and unrealized gain		397,225,178

Net Increase in Net Assets From Operations		$444,409,271

(a)	Includes net income on securities loaned of $457,912.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MetLife Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$47,184,093	$89,115,420
Net realized gain	48,332,276	22,987,163
Net change in unrealized appreciation (depreciation)	348,892,902	(19,399,889)

Increase in net assets from operations	444,409,271	92,702,694

From Distributions to Shareholders
Net investment income
Class A	(54,702,143)	(52,076,642)
Class B	(24,755,083)	(21,594,153)
Class D	(5,457,405)	(5,352,734)
Class E	(2,505,239)	(2,550,797)

	(87,419,870)	(81,574,326)

Net realized capital gain
Class A	(21,957,230)	(19,164,204)
Class B	(11,364,609)	(9,134,079)
Class D	(2,311,608)	(2,077,855)
Class E	(1,091,297)	(1,022,542)

	(36,724,744)	(31,398,680)

Total distributions	(124,144,614)	(112,973,006)

Increase (decrease) in net assets from capital share transactions	106,431,285	(246,042,739)

Total increase (decrease) in net assets	426,695,942	(266,313,051)

Net Assets
Beginning of the period	4,836,127,027	5,102,440,078

End of the period	$5,262,822,969	$4,836,127,027

Undistributed Net Investment Income
End of the period	$48,441,800	$88,677,577

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,558,623	$81,029,618	5,419,145	$161,404,152
Shares issued through acquisition	7,973,702	258,347,960	0	0
Reinvestments	2,412,189	76,659,373	2,306,275	71,240,846
Redemptions	(7,863,395)	(248,550,052)	(15,215,791)	(453,385,859)

Net increase (decrease)	5,081,119	$167,486,899	(7,490,371)	$(220,740,861)

Class B
Sales	3,969,509	$118,930,118	8,238,652	$237,880,663
Reinvestments	1,168,922	36,119,692	1,022,230	30,728,232
Redemptions	(6,175,546)	(191,997,234)	(7,237,301)	(208,841,211)

Net increase (decrease)	(1,037,115)	$(36,947,424)	2,023,581	$59,767,684

Class D
Sales	24,826	$767,965	36,491	$1,077,989
Reinvestments	244,925	7,769,013	241,018	7,430,589
Redemptions	(780,106)	(24,551,587)	(1,989,786)	(59,740,905)

Net decrease	(510,355)	$(16,014,609)	(1,712,277)	$(51,232,327)

Class E
Sales	64,420	$2,020,368	253,738	$7,581,342
Reinvestments	113,707	3,596,536	116,206	3,573,339
Redemptions	(435,171)	(13,710,485)	(1,496,784)	(44,991,916)

Net decrease	(257,044)	$(8,093,581)	(1,126,840)	$(33,837,235)

Increase (decrease) derived from capital share transactions		$106,431,285		$(246,042,739)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.60		$29.71	$26.31	$22.01	$37.00	$36.26

Income (Loss) From Investment Operations
Net investment income (a)	0.30		0.55	0.49	0.48	0.63	0.63
Net realized and unrealized gain (loss) on investments	2.47		0.02	3.38	4.92	(13.71)	1.26

Total from investment operations	2.77		0.57	3.87	5.40	(13.08)	1.89

Less Distributions
Distributions from net investment income	(0.57)		(0.50)	(0.47)	(0.63)	(0.61)	(0.39)
Distributions from net realized capital gains	(0.23)		(0.18)	0.00	(0.47)	(1.30)	(0.76)

Total distributions	(0.80)		(0.68)	(0.47)	(1.10)	(1.91)	(1.15)

Net Asset Value, End of Period	$31.57		$29.60	$29.71	$26.31	$22.01	$37.00

Total Return (%) (c)	9.35	(b)	1.84	14.82	26.24	(37.10)	5.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.27	0.27	0.28	0.29	0.29
Net ratio of expenses to average net assets (%) (e)	0.27	(d)	0.26	0.27	0.27	0.28	0.28
Ratio of net investment income to average net assets (%)	1.92	(d)	1.85	1.82	2.13	2.10	1.69
Portfolio turnover rate (%)	12	(d)	11	12	23	13	12
Net assets, end of period (in millions)	$3,280.72		$2,925.80	$3,158.39	$2,976.54	$2,739.61	$4,733.15

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.76		$28.89	$25.61	$21.43	$36.07	$35.38

Income (Loss) From Investment Operations
Net investment income (a)	0.25		0.47	0.41	0.41	0.54	0.52
Net realized and unrealized gain (loss) on investments	2.40		0.02	3.29	4.80	(13.36)	1.24

Total from investment operations	2.65		0.49	3.70	5.21	(12.82)	1.76

Less Distributions
Distributions from net investment income	(0.50)		(0.44)	(0.42)	(0.56)	(0.52)	(0.31)
Distributions from net realized capital gains	(0.23)		(0.18)	0.00	(0.47)	(1.30)	(0.76)

Total distributions	(0.73)		(0.62)	(0.42)	(1.03)	(1.82)	(1.07)

Net Asset Value, End of Period	$30.68		$28.76	$28.89	$25.61	$21.43	$36.07

Total Return (%) (c)	9.20	(b)	1.64	14.49	25.92	(37.26)	4.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.52	0.52	0.53	0.54	0.54
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.51	0.52	0.52	0.53	0.53
Ratio of net investment income to average net assets (%)	1.66	(d)	1.61	1.57	1.85	1.86	1.43
Portfolio turnover rate (%)	12	(d)	11	12	23	13	12
Net assets, end of period (in millions)	$1,520.11		$1,454.69	$1,402.69	$1,130.85	$729.64	$1,092.99

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class D
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(f)
Net Asset Value, Beginning of Period	$29.52		$29.63	$26.25	$19.88

Income (Loss) From Investment Operations
Net investment income (a)	0.28		0.52	0.46	0.31
Net realized and unrealized gain on investments	2.47		0.02	3.37	6.06

Total from investment operations	2.75		0.54	3.83	6.37

Less Distributions
Distributions from net investment income	(0.54)		(0.47)	(0.45)	0.00
Distributions from net realized capital gains	(0.23)		(0.18)	0.00	0.00

Total distributions	(0.77)		(0.65)	(0.45)	0.00

Net Asset Value, End of Period	$31.50		$29.52	$29.63	$26.25

Total Return (%) (c)	9.31	(b)	1.76	14.68	32.04	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.37	0.37	0.38	(d)
Net ratio of expenses to average net assets (%) (e)	0.37	(d)	0.36	0.37	0.37	(d)
Ratio of net investment income to average net assets (%)	1.81	(d)	1.75	1.71	1.93	(d)
Portfolio turnover rate (%)	12	(d)	11	12	23
Net assets, end of period (in millions)	$313.17		$308.60	$360.48	$443.03

	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.44		$29.55	$26.19	$21.90	$36.81	$36.09

Income (Loss) From Investment Operations
Net investment income (a)	0.28		0.50	0.44	0.44	0.58	0.57
Net realized and unrealized gain (loss) on investments	2.45		0.03	3.36	4.91	(13.64)	1.25

Total from investment operations	2.73		0.53	3.80	5.35	(13.06)	1.82

Less Distributions
Distributions from net investment income	(0.53)		(0.46)	(0.44)	(0.59)	(0.55)	(0.34)
Distributions from net realized capital gains	(0.23)		(0.18)	0.00	(0.47)	(1.30)	(0.76)

Total distributions	(0.76)		(0.64)	(0.44)	(1.06)	(1.85)	(1.10)

Net Asset Value, End of Period	$31.41		$29.44	$29.55	$26.19	$21.90	$36.81

Total Return (%) (c)	9.25	(b)	1.71	14.60	26.06	(37.18)	5.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.42	0.42	0.43	0.44	0.44
Net ratio of expenses to average net assets (%) (e)	0.42	(d)	0.41	0.42	0.42	0.43	0.43
Ratio of net investment income to average net assets (%)	1.76	(d)	1.69	1.67	1.98	1.95	1.53
Portfolio turnover rate (%)	12	(d)	11	12	23	13	12
Net assets, end of period (in millions)	$148.82		$147.03	$180.88	$186.18	$163.95	$280.08

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, D, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-16

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of Metlife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MSF-17

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to real estate investment trust (REIT) adjustments and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2012 were $6,437,870.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

MSF-18

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2012 were $229,959.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, D, and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D, and E shares. Under the Distribution and Service Plan, the Class B, D, and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D, and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$319,815,343	$0	$312,518,444

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2012, the unrealized appreciation on open equity index

MSF-19

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

futures contracts was $685,842. For the six months ended June 30, 2012, the Portfolio had realized gains in the amount of $1,704,400 which is shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $617,242 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B, Class D, and Class E net assets of $3,163,484,764, $1,591,300,792, $331,145,988, and $155,799,163, respectively, acquired all of the assets and liabilities of Batterymarch Growth and Income Portfolio of the Met Investors Series Trust (“Batterymarch Growth & Income”). The acquisition was accomplished by a tax-free exchange of 7,973,702 Class A shares of the Portfolio (valued at $258,347,960) for 14,335,017 Class A shares of Batterymarch Growth & Income. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Batterymarch Growth & Income had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Batterymarch Growth & Income’s net assets on April 27, 2012, were $258,347,960 for Class A, including investments valued at $258,291,796 with a cost basis of $231,750,503. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Batterymarch Growth & Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(27,266,415) in capital loss carry forwards from Batterymarch Growth & Income.

The aggregate net assets of the Portfolio immediately after the acquisition were $5,500,078,667, which included $26,541,293 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the period ended June 30, 2012 are as follows:

(Unaudited)
Net investment income	$ 48,538,154	(a)
Net realized and unrealized loss on investments	424,963,412	(b)

Net decrease in net assets from operations	$473,501,566

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Batterymarch Growth & Income that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$47,184,093 as reported plus $1,058,350 Batterymarch Growth & Income Portfolio pre-merger, plus $277,510 in lower advisory fees, plus $18,201 of pro-forma eliminated other expenses.

(b)	$878,122,776 unrealized appreciation as reported June 30, 2012 minus $522,794,296 pro-forma December 31, 2011 unrealized appreciation plus $48,332,276 net realized gain as reported plus $21,302,656 in net Realized gain from Batterymarch Growth & Income Portfolio pre-merger.

MSF-20

Metropolitan Series Fund

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

8. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$81,574,326	$81,067,712	$31,398,680	$—	$—	$—	$112,973,006	$81,067,712

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$88,702,308	$35,920,371	$390,193,548	$—	$—	$514,816,227

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-21

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-22

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-23

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-24

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the Met Investors Series Trust Batterymarch Growth and Income Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization providing for the sale of the assets of the Batterymarch Growth and Income Portfolio (the “Batterymarch Portfolio”) to, and the assumption of the liabilities of the Batterymarch Portfolio by, the MetLife Stock Index Portfolio (the “Index Portfolio”), a series of Metropolitan Series Fund, Inc., in exchange for Class A shares of the Index Portfolio and the distribution of such shares to the shareholders of the Batterymarch Portfolio in complete liquidation of the Batterymarch Portfolio.	12,490,634.482	615,560.687	809,313.380	13,915,508.549

MSF-25

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-26

Metropolitan Series Fund

MFS Total Return Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 5.46%, 5.33%, 5.38%, and 5.36%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (S&P) 500 Index1 and the Barclays U.S. Aggregate Bond Index2, returned 9.49% and 2.37%, respectively. A blend of the S&P 500 Index (60%) and the Barclays U.S. Aggregate Bond Index (40%) returned 6.73% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Prior to the period, markets were roiled by several global concerns, including the U.S. public debt profile, the eurozone crisis, soft Chinese data, and global supply chain disruptions caused by the Japanese earthquake. During the beginning of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year Long-Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, ushered in improved market dynamics.

Towards the end of the period, market sentiment declined again. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the Eurozone’s capacity and determination to address its ongoing crisis.

Sector leadership, as would be expected in this environment, shifted sharply from cyclicals to defensives, with the Telecom, Health Care, Consumer Staples, and Utility sectors all outperforming significantly. The Materials and Energy sectors, which failed to participate in the first quarter rally, continued to lag, negatively impacted by the weakening emerging economies.

Financial repression and the Eurozone fears have combined to keep U.S. Treasury yields too low for an environment characterized by moderate, albeit somewhat disappointing, growth.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Within the equity portion of the Portfolio, stock selection and an underweight position in the Information Technology sector held back performance relative to the S&P 500 Index. An underweight position in software giant Microsoft, an overweight position in money movement and payment services company Western Union, and not holding shares of strong-performing computer and personal electronics maker Apple, detracted from relative results.

Stock selection in the Financials and Consumer Discretionary sectors also negatively impacted relative performance. Within Financials, holdings of insurance company Prudential Financial were among the Portfolio’s top relative detractors. Within the Consumer Discretionary sector, holdings of multi-industrial company Johnson Controls, and not holding shares of internet retailer Amazon.com, also held back relative results. Elsewhere, holdings of oil and gas exploration and production company Occidental Petroleum, industrial gases producer Air Products & Chemicals, offshore drilling company Noble Energy, which all underperformed the S&P 500 Index during the period, and not holding diversified industrial conglomerate General Electric, which turned in strong performance for the period, also weakened relative performance.

Within the fixed income portion of the Portfolio, a lesser exposure to the Telecom sector held back relative performance as bonds within this sector performed well compared with the Barclays U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, stock selection in the Energy sector contributed to relative performance. Holdings of strong-performing offshore drilling contractor Transocean (Switzerland), and not holding weak-performing offshore drilling contractor Hallibuton, aided relative results.

Individual holdings in other sectors that benefited relative performance included holdings of protective and decorative coatings manufacturer PPG Industries, media conglomerate Walt Disney, alcoholic beverage producer Diageo (United Kingdom), cable services provider Comcast, and financial services firm Bank of America. The timing of ownership in shares of fast-food company giant McDonald’s (since sold as of June 30, 2012) also positively impacted relative results. Not owning shares of poor-performing internet search giant Google also strengthened relative returns.

Within the fixed income portion of the Portfolio, a greater exposure to corporate bonds in the Financials sector was a positive factor for relative performance as bonds within this sector significantly outperformed the Barclays U.S. Aggregate Bond Index. The Portfolio’s return from yield, which was greater than that of the benchmark, also benefited relative performance. Additionally, a greater exposure to “Baa” rated securities was another positive factor for relative performance as bonds within this credit quality sector performed well over the reporting period.

From a positioning standpoint, over the six-month period, our weighting within Energy (oil & gas) and Utilities (electric) decreased. In contrast, we increased our weighting to Consumer Staples (food products) and Industrials (air freight & couriers, industrial conglomerates). As of period-end, the Portfolio had its largest underweight positions within Information Technology and Utilites while having its largest overweight positions within Financials and Industrials.

MSF-1

Metropolitan Series Fund

MFS Total Return Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

The fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. We were slightly overweight in Commercial Mortgage-Backed Securities which offered good long-term value as spreads have stayed wide and investment-grade corporate debt due to good fundamentals and favorable supply/demand technicals. In addition, we were modestly underweight Agencies as they appeared fully valued, both versus their own historical valuation and compared to other sectors and international developed debt given the sovereign risk that still exists in many European countries.

Brooks Taylor

Steven Gorham

Richard Hawkins

Nevin Chitkara

William Douglas

Joshua Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[3]
MFS Total Return Portfolio
Class A	5.46	3.45	1.58	5.19	—
Class B	5.33	3.19	1.32	4.93	—
Class E	5.38	3.29	1.42	—	4.41
Class F	5.36	3.24	1.37	—	3.34
S&P 500 Index	9.49	5.45	0.22	5.33	—
Barclays U.S. Aggregate Bond Index	2.37	7.47	6.79	5.63	—

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

3 Inception dates of the Class A, Class B, Class E, and Class F shares are 5/1/87, 5/1/02, 4/26/04, and 5/2/06, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
U.S. Treasury Notes	11.2
Fannie Mae 30 Yr. Pool	5.3
U.S. Treasury Bonds	3.0
Freddie Mac 30 Yr. Gold Pool	2.3
Philip Morris International, Inc.	2.2
JPMorgan Chase & Co.	2.1
Exxon Mobil Corp.	1.7
Pfizer, Inc.	1.5
Lockheed Martin Corp.	1.5
AT&T, Inc.	1.4

Top Equity Sectors

% of Net Assets
Financials	12.1
Industrials	8.6
Consumer Staples	8.4
Health Care	7.1
Consumer Discretionary	6.5

Top Fixed Income Sectors

% of Net Assets
U.S. Treasuries	14.1
Agency Sponsored Mortgage-Backed	12.5
Corporate	9.8
Commercial Mortgage-Backed	1.5
Foreign Government	0.6

MSF-3

Metropolitan Series Fund

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A	Actual	0.60%	$1,000.00	$1,054.60	$3.07
	Hypothetical*	0.60%	$1,000.00	$1,021.84	$3.02

Class B	Actual	0.85%	$1,000.00	$1,053.30	$4.34
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.27

Class E	Actual	0.75%	$1,000.00	$1,053.80	$3.83
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.77

Class F	Actual	0.80%	$1,000.00	$1,053.60	$4.08
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—59.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.3%
Honeywell International, Inc.	178,020	$9,940,636
Huntington Ingalls Industries, Inc. (a)	9,592	385,982
Lockheed Martin Corp.	177,329	15,441,809
Northrop Grumman Corp.	56,346	3,594,311
Precision Castparts Corp.	15,010	2,468,995
United Technologies Corp.	162,800	12,296,284

		44,128,017

Air Freight & Logistics—0.6%
United Parcel Service, Inc. (Class B)	76,600	6,033,016

Auto Components—0.8%
Delphi Automotive plc (a)	109,540	2,793,270
Johnson Controls, Inc.	180,930	5,013,570

		7,806,840

Automobiles—0.1%
General Motors Co. (a)	51,700	1,019,524

Beverages—1.4%
Diageo plc (GBP)	353,874	9,103,507
PepsiCo., Inc.	75,375	5,325,998

		14,429,505

Capital Markets—3.6%
BlackRock, Inc.	32,753	5,562,114
Franklin Resources, Inc. (b)	39,240	4,355,248
State Street Corp.	135,510	6,049,166
The Bank of New York Mellon Corp.	483,760	10,618,532
The Goldman Sachs Group, Inc.	103,780	9,948,351

		36,533,411

Chemicals—1.8%
Air Products & Chemicals, Inc.	72,144	5,824,185
Celanese Corp. (Series A)	46,700	1,616,754
E. I. du Pont de Nemours & Co. (b)	52,300	2,644,811
PPG Industries, Inc.	79,200	8,404,704

		18,490,454

Commercial Banks—1.9%
PNC Financial Services Group, Inc.	73,850	4,512,973
SunTrust Banks, Inc.	70,550	1,709,427
Wells Fargo & Co.	352,940	11,802,314
Zions Bancorporation (b)	73,350	1,424,457

		19,449,171

Communications Equipment—0.4%
Cisco Systems, Inc.	232,210	3,987,046

Computers & Peripherals—0.3%
Hewlett-Packard Co.	140,880	2,833,097

Construction & Engineering—0.2%
Fluor Corp.	34,800	1,717,032

Consumer Finance—0.2%
American Express Co.	29,030	$1,689,836

Diversified Financial Services—2.5%
Bank of America Corp.	451,980	3,697,196
JPMorgan Chase & Co.	566,540	20,242,474
Moody’s Corp. (b)	37,230	1,360,757

		25,300,427

Diversified Telecommunication Services—1.4%
AT&T, Inc.	347,484	12,391,280
CenturyLink, Inc.	45,674	1,803,666

		14,194,946

Electric Utilities—0.3%
PPL Corp. (b)	121,526	3,379,638

Energy Equipment & Services—0.4%
Schlumberger, Ltd.	19,370	1,257,307
Transocean, Ltd.	65,460	2,928,026

		4,185,333

Food & Staples Retailing—1.2%
CVS Caremark Corp.	145,323	6,790,944
The Kroger Co.	70,230	1,628,633
Walgreen Co.	118,210	3,496,652

		11,916,229

Food Products—2.3%
Danone (EUR) (b)	86,866	5,392,845
General Mills, Inc.	181,360	6,989,615
Kellogg Co. (b)	28,540	1,407,878
Nestle S.A. (CHF)	141,684	8,451,651
The J.M. Smucker Co.	14,530	1,097,306

		23,339,295

Health Care Equipment & Supplies—1.5%
Becton, Dickinson & Co. (b)	45,630	3,410,843

Covidien plc	67,490	3,610,715
Medtronic, Inc.	88,550	3,429,541
St. Jude Medical, Inc.	120,140	4,794,787

		15,245,886

Health Care Providers & Services—0.5%
Aetna, Inc.	35,580	1,379,437
AmerisourceBergen Corp.	46,020	1,810,887
Quest Diagnostics, Inc. (b)	29,060	1,740,694

		4,931,018

Household Durables—0.4%
Stanley Black & Decker, Inc.	71,355	4,592,408

Household Products—0.7%
Reckitt Benckiser Group plc (GBP)	29,993	1,581,883

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—(Continued)
The Procter & Gamble Co.	97,732	$5,986,085

		7,567,968

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc. (a) (b)	64,840	1,125,622

Industrial Conglomerates—1.6%
3M Co.	113,020	10,126,592
Tyco International, Ltd.	111,530	5,894,361

		16,020,953

Insurance—3.9%
ACE, Ltd.	109,690	8,131,320
Aon plc	117,310	5,487,762
Prudential Financial, Inc.	183,470	8,885,452
The Chubb Corp.	63,160	4,599,311
The Travelers Cos., Inc.	197,200	12,589,248

		39,693,093

IT Services—2.5%
Accenture plc	106,899	6,423,561
Fiserv, Inc. (a)	18,980	1,370,736
International Business Machines Corp.	42,590	8,329,752
MasterCard, Inc.	3,755	1,615,063
The Western Union Co.	278,070	4,682,699
Visa, Inc. (Class A)	28,120	3,476,475

		25,898,286

Leisure Equipment & Products—0.4%
Hasbro, Inc. (b)	110,520	3,743,312

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc.	113,040	5,867,906

Machinery—1.4%
Danaher Corp.	209,370	10,903,990
Eaton Corp.	97,380	3,859,169

		14,763,159

Media—3.1%
Comcast Corp. (Class A)	242,290	7,607,906
Omnicom Group, Inc. (b)	127,860	6,213,996
The Walt Disney Co.	211,870	10,275,695
Viacom, Inc. (Class B)	165,490	7,781,340

		31,878,937

Metals & Mining—0.1%
Cliffs Natural Resources, Inc. (b)	16,110	794,062

Multi-Utilities—0.7%
PG&E Corp.	74,830	3,387,554
Public Service Enterprise Group, Inc.	118,300	3,844,750

		7,232,304

Multiline Retail—1.2%
Kohl’s Corp.	81,820	$3,721,992
Target Corp.	152,960	8,900,742

		12,622,734

Oil, Gas & Consumable Fuels—5.8%
Anadarko Petroleum Corp.	48,950	3,240,490
Apache Corp.	79,930	7,025,048
Chevron Corp.	112,296	11,847,228
EOG Resources, Inc.	19,140	1,724,705
EQT Corp.	35,590	1,908,692
Exxon Mobil Corp.	204,144	17,468,602
Hess Corp.	4,800	208,560
Noble Energy, Inc.	48,970	4,153,635
Occidental Petroleum Corp.	98,410	8,440,626
The Williams Cos., Inc.	106,170	3,059,819

		59,077,405

Pharmaceuticals—4.5%
Abbott Laboratories	163,768	10,558,123
Bayer AG (EUR)	20,822	1,501,446
Johnson & Johnson (b)	204,428	13,811,155
Merck & Co., Inc.	73,813	3,081,693
Pfizer, Inc.	672,213	15,460,899
Roche Holding AG (CHF)	9,387	1,620,454

		46,033,770

Professional Services—0.2%
The Dun & Bradstreet Corp. (b)	21,640	1,540,119

Road & Rail—0.3%
Canadian National Railway Co.	23,710	2,000,650
Union Pacific Corp.	11,750	1,401,892

		3,402,542

Semiconductors & Semiconductor Equipment—0.6%
ASML Holding NV	32,005	1,645,697
Intel Corp.	113,630	3,028,239
Microchip Technology, Inc. (b)	46,510	1,538,551

		6,212,487

Software—1.3%
Check Point Software Technologies, Ltd. (a)	27,450	1,361,245
Microsoft Corp.	59,230	1,811,846
Oracle Corp.	340,700	10,118,790

		13,291,881

Specialty Retail—0.3%
Advance Auto Parts, Inc.	14,340	978,275
Staples, Inc. (b)	191,380	2,497,509

		3,475,784

Tobacco—2.8%
Altria Group, Inc.	55,436	1,915,314
Lorillard, Inc.	37,160	4,903,262

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—(Continued)
Philip Morris International, Inc.	252,540	$22,036,640

		28,855,216

Wireless Telecommunication Services—0.9%
Vodafone Group plc (GBP)	3,166,700	8,897,274

Total Common Stock (Identified Cost $501,559,034)		603,196,943

U.S. Treasury & Government Agencies—26.7%
Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—12.5%
Fannie Mae 15 Yr. Pool
3.000%, 02/01/27	$1,472,874	1,545,740
3.000%, 03/01/27	253,030	265,548
4.500%, 04/01/18	104,694	112,733
4.500%, 06/01/18	271,497	292,343
4.500%, 07/01/18	191,292	205,980
4.500%, 03/01/19	245,007	263,666
4.500%, 06/01/19	213,989	230,286
4.500%, 04/01/20	185,114	199,212
4.500%, 07/01/20	97,072	104,464
5.000%, 11/01/17	197,899	214,273
5.000%, 02/01/18	594,243	643,409
5.000%, 12/01/18	655,007	709,200
5.000%, 07/01/19	401,796	437,299
5.000%, 07/01/20	214,080	232,997
5.000%, 08/01/20	107,403	116,893
5.000%, 12/01/20	435,657	471,702
5.500%, 11/01/17	320,431	346,326
5.500%, 12/01/17	62,061	67,305
5.500%, 01/01/18	263,058	286,682
5.500%, 02/01/18	190,219	206,231
5.500%, 06/01/19	326,972	358,278
5.500%, 07/01/19	273,459	299,642
5.500%, 08/01/19	86,108	94,353
5.500%, 09/01/19	290,149	317,929
5.500%, 01/01/21	135,371	148,332
5.500%, 03/01/21	38,550	42,241
6.000%, 07/01/16	84,922	91,458
6.000%, 01/01/17	73,054	80,365
6.000%, 02/01/17 (c)	134,920	145,304
6.000%, 07/01/17	194,600	209,423
6.000%, 08/01/17	21,497	23,648
6.000%, 09/01/17	172,916	190,223
6.000%, 03/01/18	20,647	22,713
6.000%, 11/01/18	111,393	119,966
6.000%, 01/01/21	133,031	146,346
6.000%, 05/01/21	71,660	78,832
Fannie Mae 20 Yr. Pool
6.000%, 11/01/25	70,199	77,403

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 11/01/41	$169,569	$179,209
3.500%, 01/01/42	1,331,796	1,408,999
3.500%, 02/01/42	1,036,851	1,093,525
4.000%, 09/01/40	420,775	448,540
4.500%, 08/01/33	894,809	963,044
4.500%, 02/01/35	156,878	168,743
4.500%, 09/01/35	227,590	244,518
4.500%, 08/01/40	160,871	175,702
4.500%, 02/01/41	784,038	856,321
4.500%, 04/01/41	866,219	946,078
5.000%, 11/01/33	430,520	468,478
5.000%, 03/01/34	389,308	423,632
5.000%, 05/01/34	176,062	191,475
5.000%, 08/01/34	184,991	201,186
5.000%, 09/01/34	640,388	696,449
5.000%, 01/01/35	197,645	214,948
5.000%, 06/01/35	479,682	520,476
5.000%, 07/01/35	2,617,532	2,843,036
5.000%, 08/01/35	439,513	477,978
5.000%, 09/01/35	315,165	341,967
5.000%, 10/01/35	1,378,743	1,495,995
5.000%, 08/01/36	199,991	216,999
5.000%, 07/01/39	940,594	1,037,928
5.000%, 10/01/39	656,406	710,588
5.000%, 11/01/39	242,649	267,758
5.000%, 11/01/40	328,343	360,268
5.000%, 01/01/41	124,199	136,275
5.000%, 03/01/41	184,434	202,367
5.500%, 02/01/33	239,076	262,835
5.500%, 05/01/33	23,459	25,893
5.500%, 06/01/33	750,977	825,610
5.500%, 07/01/33	821,586	903,235
5.500%, 11/01/33	487,111	535,520
5.500%, 12/01/33	101,814	112,442
5.500%, 01/01/34 (c)	169,433	186,272
5.500%, 01/01/34	295,642	326,276
5.500%, 02/01/34	661,857	728,973
5.500%, 03/01/34	130,327	145,764
5.500%, 04/01/34	179,158	197,733
5.500%, 05/01/34	1,116,977	1,239,041
5.500%, 06/01/34	1,468,797	1,621,117
5.500%, 07/01/34	560,638	618,207
5.500%, 09/01/34	1,710,730	1,886,653
5.500%, 10/01/34	2,233,162	2,464,395
5.500%, 11/01/34	2,692,400	2,971,750
5.500%, 12/01/34	1,567,665	1,730,319
5.500%, 01/01/35	1,257,649	1,388,137
5.500%, 02/01/35	168,499	186,087
5.500%, 04/01/35	224,987	248,331
5.500%, 07/01/35	235,787	260,251
5.500%, 08/01/35	186,490	204,965
5.500%, 09/01/35 (c)	665,351	734,801
5.500%, 01/01/36	954,095	1,046,528
5.500%, 01/01/37	708,673	777,330
5.500%, 08/01/37	459,551	504,072

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 02/01/32	$538,862	$606,792
6.000%, 03/01/34	65,837	74,137
6.000%, 04/01/34	957,479	1,078,180
6.000%, 06/01/34	945,385	1,063,168
6.000%, 07/01/34	918,931	1,030,333
6.000%, 08/01/34	1,674,056	1,877,000
6.000%, 10/01/34	777,425	873,805
6.000%, 11/01/34	113,433	127,589
6.000%, 12/01/34	69,321	77,237
6.000%, 08/01/35	202,381	225,542
6.000%, 09/01/35 (c)	285,332	318,180
6.000%, 10/01/35	370,453	413,612
6.000%, 11/01/35	96,272	106,669
6.000%, 12/01/35	455,846	508,541
6.000%, 02/01/36	317,199	353,716
6.000%, 04/01/36	643,678	714,746
6.000%, 06/01/36	227,022	253,016
6.000%, 07/01/37	622,414	692,450
6.500%, 06/01/31	135,123	154,669
6.500%, 07/01/31	65,217	74,789
6.500%, 08/01/31	33,528	38,378
6.500%, 09/01/31	187,202	214,282
6.500%, 02/01/32	93,085	106,550
6.500%, 07/01/32	330,750	378,751
6.500%, 08/01/32	304,028	348,007
6.500%, 01/01/33	127,416	145,847
6.500%, 04/01/34	210,144	240,202
6.500%, 06/01/34	84,972	96,812
6.500%, 08/01/34	115,405	131,639
6.500%, 04/01/36	85,329	96,552
6.500%, 05/01/36	248,186	281,947
6.500%, 02/01/37	533,685	606,115
6.500%, 05/01/37	369,652	420,006
6.500%, 07/01/37	304,442	345,912
7.500%, 10/01/29	28,265	34,463
7.500%, 02/01/30	23,720	28,827
7.500%, 11/01/31	113,544	139,264
7.500%, 02/01/32	25,315	31,030
Fannie Mae ACES
2.578%, 09/25/18	500,000	521,319
Fannie Mae Pool
3.800%, 02/01/18	142,409	155,913
3.849%, 07/01/18	198,014	218,211
3.910%, 02/01/18	206,536	226,782
4.010%, 08/01/13 (c)	135,089	137,907
4.020%, 08/01/13 (c)	528,777	541,275
4.563%, 05/01/14 (c)	556,226	584,131
4.600%, 09/01/19	136,000	155,904
4.700%, 03/01/15	570,239	613,389
4.766%, 04/01/13 (c)	59,477	59,841
4.842%, 08/01/14 (c)	817,440	865,854
4.845%, 06/01/13	84,544	86,138
4.858%, 02/01/14 (c)	543,349	559,122
4.880%, 03/01/20	331,468	371,448
4.940%, 08/01/15	50,000	54,449

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
5.357%, 02/01/13 (c)	$342,337	$342,214
5.370%, 05/01/18	630,000	719,454
5.465%, 11/01/15 (c)	403,925	447,354
5.662%, 02/01/16 (c)	217,846	245,866
5.724%, 07/01/16 (c)	264,194	301,029
FHLMC Multifamily Structured Pass-Through Certificate
2.303%, 09/25/18	176,087	181,715
2.412%, 08/25/18	458,000	475,432
3.154%, 02/25/18 (c)	118,000	127,004
3.808%, 08/25/20	1,030,000	1,143,194
3.882%, 11/25/17 (c)	332,556	368,763
5.085%, 03/25/19 (c)	1,226,000	1,437,674
Freddie Mac 15 Yr. Gold Pool
4.500%, 05/01/18	102,496	109,613
4.500%, 08/01/18	195,752	209,345
4.500%, 11/01/18	207,489	221,896
4.500%, 01/01/19	395,639	423,113
4.500%, 08/01/19	22,746	24,311
4.500%, 02/01/20	164,108	175,401
4.500%, 08/01/24	1,374,028	1,461,067
5.000%, 12/01/17	6,129	6,581
5.000%, 05/01/18	79,873	85,541
5.000%, 09/01/18	214,851	231,997
5.000%, 02/01/19	207,992	223,357
5.500%, 01/01/19	55,018	60,225
5.500%, 04/01/19	37,604	40,893
5.500%, 06/01/19	22,030	24,114
5.500%, 07/01/19	48,943	53,575
5.500%, 08/01/19	22,740	24,892
5.500%, 12/01/19	49,500	54,184
5.500%, 02/01/20	15,929	17,437
6.000%, 04/01/16	8,739	9,415
6.000%, 04/01/17	49,530	53,969
6.000%, 07/01/17	31,548	34,376
6.000%, 10/01/17	37,907	41,304
6.000%, 08/01/19	187,436	205,935
6.000%, 09/01/19	78,604	86,362
6.000%, 11/01/19	72,252	79,383
6.000%, 05/01/21	79,244	87,066
6.000%, 10/01/21	122,247	134,313
Freddie Mac 20 Yr. Gold Pool
5.500%, 10/01/24	181,519	199,104
5.500%, 06/01/25	365,599	401,019
5.500%, 07/01/25	176,406	193,276
5.500%, 08/01/25	279,561	306,296
6.000%, 02/01/23	277,305	305,373
6.000%, 12/01/25	124,967	137,538
6.000%, 02/01/26	105,212	115,796
Freddie Mac 30 Yr. Gold Pool
3.500%, 02/01/42	1,117,497	1,179,586
3.500%, 03/01/42	1,028,446	1,080,124
4.000%, 11/01/40	2,643,344	2,808,681
4.000%, 01/01/41	3,016,476	3,205,152
4.500%, 04/01/35	510,614	547,402
5.000%, 09/01/33	944,196	1,021,614

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.000%, 03/01/34	$168,088	$186,204
5.000%, 04/01/34	172,769	186,746
5.000%, 08/01/35	250,863	270,413
5.000%, 10/01/35	782,321	854,215
5.000%, 11/01/35	501,252	540,315
5.000%, 12/01/36	331,530	357,366
5.000%, 07/01/39	2,063,627	2,218,321
5.500%, 12/01/33	800,106	883,323
5.500%, 01/01/34	636,081	697,108
5.500%, 04/01/34	139,614	154,536
5.500%, 11/01/34	127,231	139,995
5.500%, 12/01/34	175,698	193,323
5.500%, 05/01/35	79,119	87,056
5.500%, 09/01/35	178,384	196,279
5.500%, 10/01/35	317,354	349,389
6.000%, 04/01/34	146,102	163,812
6.000%, 07/01/34	145,551	162,443
6.000%, 08/01/34	1,142,669	1,276,632
6.000%, 09/01/34	31,911	35,565
6.000%, 07/01/35	169,855	187,154
6.000%, 08/01/35	195,547	215,462
6.000%, 11/01/35	498,400	552,896
6.000%, 03/01/36	238,453	264,526
6.000%, 10/01/36	285,444	316,209
6.000%, 03/01/37	158,567	175,905
6.000%, 05/01/37	308,509	340,217
6.000%, 06/01/37	469,023	519,692
6.500%, 05/01/34	84,715	96,499
6.500%, 06/01/34	121,164	137,562
6.500%, 08/01/34	442,147	503,635
6.500%, 10/01/34	284,977	324,619
6.500%, 11/01/34	157,344	178,762
6.500%, 05/01/37	206,381	233,349
6.500%, 07/01/37	387,373	437,567
Ginnie Mae 30 Yr.
3.500%, TBA	1,580,000	1,683,934
Ginnie Mae I 30 Yr. Pool
3.500%, 12/15/41	486,490	521,165
3.500%, 02/15/42	341,732	366,196
4.500%, 09/15/33	300,313	330,342
4.500%, 11/15/39	1,223,977	1,340,631
4.500%, 03/15/40	716,340	798,044
4.500%, 04/15/40	1,346,434	1,474,198
4.500%, 06/15/40	458,436	506,140
5.000%, 03/15/34	112,423	124,504
5.000%, 06/15/34	191,735	212,338
5.000%, 12/15/34	119,710	132,574
5.000%, 06/15/35	40,412	44,603
5.000%, 05/15/39	1,737,860	1,914,309
5.500%, 11/15/32	331,775	370,965
5.500%, 08/15/33	1,211,104	1,352,645
5.500%, 12/15/33	454,824	513,429
5.500%, 09/15/34	405,529	452,288
5.500%, 10/15/35	87,179	97,095
6.000%, 12/15/28	97,424	111,101

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
6.000%, 12/15/31	$122,734	$140,801
6.000%, 03/15/32	4,152	4,711
6.000%, 10/15/32	353,531	401,172
6.000%, 01/15/33	102,302	115,832
6.000%, 02/15/33	4,983	5,664
6.000%, 04/15/33	423,553	479,572
6.000%, 08/15/33	3,399	3,848
6.000%, 07/15/34	317,457	360,237
6.000%, 09/15/34	180,927	204,177
6.000%, 01/15/38	470,691	532,797
Ginnie Mae II 30 Yr. Pool
3.500%, 03/20/42	1,031,151	1,103,643
4.000%, 01/20/41	3,034,948	3,320,864
4.500%, 07/20/33	57,834	64,152
4.500%, 09/20/33	36,123	40,002
4.500%, 12/20/34	35,613	39,470
4.500%, 03/20/35	164,931	182,796
4.500%, 01/20/41	849,381	938,063
4.500%, 11/20/41	1,101,152	1,212,927
5.000%, 07/20/33	124,122	137,988
5.000%, 11/20/41	2,418,477	2,677,407
6.000%, 01/20/35	120,271	135,868
6.000%, 02/20/35	62,531	70,640
6.000%, 04/20/35	94,517	106,774

		127,817,528

Federal Agencies—0.1%
The Financing Corp.
9.650%, 11/02/18	430,000	638,122

U.S. Treasury—14.1%
U.S. Treasury Bonds
4.500%, 02/15/36	293,000	393,536
4.500%, 08/15/39	14,695,000	19,939,278
5.000%, 05/15/37	2,350,000	3,391,344
5.250%, 02/15/29 (b)	1,145,000	1,615,166
5.375%, 02/15/31	887,000	1,292,526
6.250%, 08/15/23	1,251,000	1,817,077
8.500%, 02/15/20 (b)	1,104,000	1,692,224
U.S. Treasury Notes
0.500%, 08/15/14	3,838,000	3,850,892
1.375%, 10/15/12 (b)	1,825,000	1,831,417
1.375%, 01/15/13 (b)	2,895,000	2,913,432
1.500%, 12/31/13	21,000	21,372
1.875%, 02/28/14	2,369,800	2,430,619
2.000%, 11/30/13	2,098,000	2,148,400
2.125%, 05/31/15	36,665,000	38,463,858
2.625%, 02/29/16 (b)	800,000	860,938
2.750%, 10/31/13	6,744,000	6,963,443
2.750%, 02/15/19	3,838,100	4,259,393
3.125%, 09/30/13 (b)	10,194,000	10,553,970
3.125%, 05/15/19 (b)	9,358,000	10,635,947
3.500%, 05/31/13	3,900,000	4,015,475
3.500%, 05/15/20	11,917,000	13,924,276
3.750%, 11/15/18 (b)	2,067,000	2,421,135

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.875%, 02/15/13	$5,448,000	$5,572,280
4.125%, 05/15/15	125,000	138,135
4.750%, 08/15/17 (b)	2,444,000	2,931,844

		144,077,977

Total U.S. Treasury & Government Agencies (Identified Cost $253,418,265)		272,533,627

Corporate Bonds & Notes—9.8%

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	756,000	822,536
United Technologies Corp. 3.100%, 06/01/22	420,000	440,102

		1,262,638

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 8.000%, 11/15/39	1,020,000	1,603,718
Molson Coors Brewing Co. 5.000%, 05/01/42	353,000	381,371

		1,985,089

Capital Markets—0.7%
CNOOC Finance 2012, Ltd. (144A) 3.875%, 05/02/22 (b)	1,010,000	1,044,623
Credit Suisse 5.500%, 05/01/14	1,470,000	1,558,413
Merrill Lynch & Co., Inc. 6.150%, 04/25/13	1,160,000	1,200,606
Morgan Stanley 6.625%, 04/01/18	1,270,000	1,327,871
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,417,067
UBS Preferred Funding Trust V 6.243%, 05/29/49 (c)	1,100,000	1,034,000

		7,582,580

Chemicals—0.0%
Ecolab, Inc. 5.500%, 12/08/41	170,000	203,965

Commercial Banks—1.5%
ABN Amro Bank NV (144A) 2.236%, 01/30/14 (b) (c)	1,040,000	1,040,389
Banco Bradesco S.A. (144A) 6.750%, 09/29/19 (b)	613,000	680,430
Bank One Corp. 8.000%, 04/29/27	100,000	127,224
BNP Paribas (144A) 7.195%, 12/31/49 (b) (c)	500,000	427,500
Commonwealth Bank of Australia (144A) 5.000%, 10/15/19	710,000	780,027

Commercial Banks—(Continued)
Groupe BPCE (144A) 12.500%, 06/29/49 (b) (c)	$1,375,000	$1,384,047
HSBC Holdings plc 5.100%, 04/05/21	679,000	758,070
ING Bank NV (144A) 3.750%, 03/07/17	829,000	825,111
3.900%, 03/19/14	1,280,000	1,343,375
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	1,290,000	1,551,642
Nordea Bank AB (144A) 4.875%, 01/14/21 (e)	830,000	903,272
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,201,674
Santander U.S. Debt S.A. Unipersonal (144A) 3.781%, 10/07/15 (b)	500,000	466,834
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	970,000	1,023,875
U.S. Bancorp 7.500%, 06/01/26	400,000	505,818
Wachovia Corp. 5.250%, 08/01/14	924,000	985,696
Wells Fargo & Co. 2.100%, 05/08/17	990,000	992,213

		14,997,197

Consumer Finance—0.4%
American Express Co. 5.500%, 09/12/16	960,000	1,095,872
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,486,904
Toyota Motor Credit Corp. 3.200%, 06/17/15	630,000	669,166
3.400%, 09/15/21	880,000	925,435

		4,177,377

Diversified Financial Services—2.1%
ABB Finance USA, Inc. 2.875%, 05/08/22	309,000	312,571
Asian Development Bank 1.125%, 03/15/17	574,000	582,843
2.750%, 05/21/14	970,000	1,013,235
B.A.T. International Finance plc (144A) 3.250%, 06/07/22	1,026,000	1,013,964
Bank of America Corp. 5.490%, 03/15/19	696,000	708,805
7.375%, 05/15/14	510,000	548,471
7.625%, 06/01/19	710,000	834,876
BP Capital Markets plc 4.500%, 10/01/20	306,000	344,506
4.742%, 03/11/21 (b)	847,000	969,470
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,132,699
DIRECTV Financing Co., Inc. 4.600%, 02/15/21	1,260,000	1,340,058

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
ERAC USA Finance, LLC (144A) 7.000%, 10/15/37	$1,115,000	$1,344,064
General Electric Capital Corp. 5.450%, 01/15/13 (b)	572,000	586,783
GG1C Funding Corp. (144A) 5.129%, 01/15/14 (e)	233,635	238,514
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,414,166
JPMorgan Chase Capital XXII 6.450%, 01/15/87	568,000	568,000
JPMorgan Chase Capital XXVII 7.000%, 11/01/39	149,000	149,000
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	919,994
Petrobras International Finance Co. 5.375%, 01/27/21	380,000	409,553
6.750%, 01/27/41	276,000	323,744
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	730,000	758,439
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,605,164

Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	754,882
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	1,270,000	1,335,758
Volkswagen International Finance NV (144A) 2.375%, 03/22/17	857,000	870,563
W3A Funding Corp. 8.090%, 01/02/17	405,696	406,592
WEA Finance, LLC (144A) 4.625%, 05/10/21	990,000	1,046,261
6.750%, 09/02/19	363,000	428,294

		21,961,269

Diversified Telecommunication Services—0.2%
AT&T, Inc. 5.550%, 08/15/41	1,409,000	1,679,467

Electric Utilities—0.6%
Bruce Mansfield Unit 6.850%, 06/01/34	1,751,021	1,823,513
Oncor Electric Delivery Co., LLC 7.000%, 09/01/22	1,825,000	2,216,802
Progress Energy, Inc. 3.150%, 04/01/22	1,083,000	1,092,929
PSEG Power, LLC 5.320%, 09/15/16	989,000	1,115,300

		6,248,544

Food & Staples Retailing—0.3%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,263,291

Food & Staples Retailing—(Continued)
Wal-Mart Stores, Inc. 5.250%, 09/01/35	$1,830,000	$2,214,778

		3,478,069

Food Products—0.0%
Kraft Foods Group, Inc. (144A) 3.500%, 06/06/22	412,000	422,779

Health Care Equipment & Supplies—0.2%
CareFusion Corp. 6.375%, 08/01/19	1,110,000	1,309,126
Hospira, Inc. 6.050%, 03/30/17 (c)	979,000	1,104,285

		2,413,411

Health Care Providers & Services—0.1%
Aristotle Holding, Inc. (144A) 2.650%, 02/15/17	1,280,000	1,302,232

Hotels, Restaurants & Leisure—0.0%
Wyndham Worldwide Corp. 6.000%, 12/01/16	8,000	8,899

Insurance—0.4%
Chubb Corp. 6.375%, 03/29/67 (c)	1,510,000	1,559,075
Irish Life & Permanent Group Holdings plc (144A) 3.600%, 01/14/13	1,500,000	1,453,641
Prudential Financial, Inc. 6.625%, 06/21/40	430,000	490,090
ZFS Finance USA Trust I (144A) 6.500%, 05/09/67 (c)	491,000	481,180

		3,983,986

Machinery—0.1%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	1,028,952

Media—0.4%
COX Communications, Inc. 4.625%, 06/01/13	1,058,000	1,095,130
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	149,294
News America Holdings, Inc. 8.500%, 02/23/25	722,000	907,461
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,679,695

		3,831,580

Metals & Mining—0.1%
Corp. Nacional del Cobre de Chile (144A) 3.750%, 11/04/20	290,000	302,437

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Metals & Mining—(Continued)
Vale Overseas, Ltd. 4.625%, 09/15/20	$298,000	$311,736
6.875%, 11/10/39	233,000	272,232

		886,405

Oil, Gas & Consumable Fuels—0.8%
Apache Corp. 3.250%, 04/15/22	421,000	439,613
4.750%, 04/15/43	321,000	356,558
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	1,094,389
Hess Corp. 8.125%, 02/15/19	300,000	386,155
Husky Energy, Inc. 5.900%, 06/15/14	771,000	838,156
7.250%, 12/15/19	787,000	971,369
Kinder Morgan Energy Partners, L.P. 7.750%, 03/15/32	625,000	778,222
Petroleos Mexicanos 8.000%, 05/03/19	759,000	963,930
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	689,767	738,913
Total Capital International S.A. 1.550%, 06/28/17	1,239,000	1,241,902

		7,809,207

Pharmaceuticals—0.2%
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	1,298,000	1,614,509

Real Estate Investment Trusts—0.6%
Boston Properties, L.P. 5.000%, 06/01/15	200,000	217,300
ERP Operating, L.P. 4.625%, 12/15/21	896,000	973,211
5.375%, 08/01/16	260,000	291,217
HCP, Inc. 5.375%, 02/01/21 (b)	734,000	811,659
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,874,126
Simon Property Group, L.P. 5.875%, 03/01/17	1,328,000	1,528,755

		5,696,268

Road & Rail—0.0%
Norfolk Southern Corp. 4.837%, 10/01/41	402,000	443,632

Specialty Retail—0.2%
Home Depot, Inc. 5.950%, 04/01/41	278,000	361,691
Limited Brands, Inc. 5.250%, 11/01/14	370,000	388,500

Specialty Retail—(Continued)
Target Corp. 4.000%, 07/01/42	$1,023,000	$1,007,681

		1,757,872

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank NV (144A)
3.200%, 11/03/14 (c)	541,000	564,333

Wireless Telecommunication Services—0.3%
Crown Castle Towers, LLC (144A) 4.883%, 08/15/40	370,000	401,715
6.113%, 01/15/40	711,000	823,065
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,828,919

		3,053,699

Yankee—0.2%
Petro-Canada 6.050%, 05/15/18	1,664,000	1,969,100
Statoil ASA 7.750%, 06/15/23	100,000	141,049

		2,110,149

Total Corporate Bonds & Notes (Identified Cost $92,353,834)		100,504,108

Mortgage-Backed Securities—1.5%

Collateralized-Mortgage Obligation—0.0%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	86,645	21,424
RAAC Series 4.971%, 09/25/34 (c)	209,383	210,473

		231,897

Commercial Mortgage-Backed Securities—1.5%
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,861,586
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35 (e)	35,000	41,872
Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36 (c)	500,000	516,812
5.475%, 03/10/39	3,025,000	3,001,828
JPMorgan Chase Commercial Mortgage Securities Corp. 5.386%, 05/15/41 (c)	1,292,933	1,369,445
5.475%, 04/15/43 (c)	155,669	173,993
6.009%, 06/15/49 (c)	1,327,157	1,456,958
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (c)	2,071,962	2,230,422
Morgan Stanley Capital I (144A) 1.185%, 11/15/30 (c) (d)	3,422,401	83,609
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23 (e)	964,623	902,598

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 6.097%, 02/15/51 (c)	$3,000,000	$3,361,881

		15,001,004

Total Mortgage-Backed Securities (Identified Cost $14,619,833)		15,232,901

Foreign Government—0.6%

Sovereign—0.6%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	2,130,789
Mexico Government International Bond 4.750%, 03/08/44	1,375,000	1,481,563
Peruvian Government International Bond 7.350%, 07/21/25	103,000	144,715
Russian Foreign Bond (144A) 3.625%, 04/29/15 (e)	2,100,000	2,172,387

Total Foreign Government (Identified Cost $5,505,738)		5,929,454

Asset-Backed Securities—0.5%

Asset Backed-Home Equity—0.2%
Bayview Financial Revolving Mortgage Loan Trust (144A) 5.621%, 12/28/40 (c) (e)	1,016,673	661,554
GMAC Mortgage Corp. Loan Trust 5.874%, 10/25/36 (c)	605,007	433,667
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	1,190,000	719,706

		1,814,927

Asset Backed-Other—0.3%
Anthracite CDO I, Ltd. (144A) 0.695%, 05/24/17 (c)	607,190	574,147
Capital Trust Re CDO, Ltd. (144A)
5.160%, 06/25/35	1,054,947	1,046,834
Small Business Administration Participation Certificates
4.350%, 07/01/23 (c)	859,487	940,063
4.770%, 04/01/24	44,472	49,305
4.950%, 03/01/25 (c)	265,750	296,966
4.990%, 09/01/24 (c)	153,271	170,878
5.110%, 08/01/25 (c)	389,736	437,232
5.180%, 05/01/24 (c)	71,636	79,390
5.520%, 06/01/24 (c)	222,378	251,202

		3,846,017

Total Asset-Backed Securities (Identified Cost $6,400,058)		5,660,944

Preferred Stock—0.1%
Security Description	Shares/Par Amount	Value*

Automobiles—0.1%
General Motors Co. (b)	35,920	$1,192,544

Total Preferred Stock (Identified Cost $1,796,000)		1,192,544

Municipal Bonds & Notes—0.1%

Municipal Agency—0.1%
New Jersey State Turnpike Authority
7.414%, 01/01/40	$1,050,000	1,530,532

Total Municipal Bonds & Notes (Identified Cost $1,092,733)		1,530,532

Convertible Preferred Stock—0.2%

Aerospace & Defense—0.1%
United Technologies Corp. (a)	7,540	397,283

Electric Utilities—0.1%
PPL Corp.	10,420	551,218

Total Convertible Preferred Stock (Identified Cost $899,806)		948,501

Short Term Investments—9.5%

Mutual Funds—8.1%
State Street Navigator Securities Lending Prime Portfolio (f)	82,934,784	82,934,784

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $13,646,011 on 07/02/12, collateralized by $12,430,000 U.S.Treasury Note at 3.250% due 06/30/16 with a value of $13,921,600	$13,646,000	13,646,000

Total Short Term Investments (Identified Cost $96,580,784)		96,580,784

Total Investments 108.1% (Identified Cost $974,226,085) (g)		1,103,310,338
Liabilities in excess of other assets		(82,992,064)

Net Assets—100.0%		$1,020,318,274

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $85,528,968 and the collateral received consisted of cash in the amount of $82,934,784 and non-cash collateral with a value of $4,304,730. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2012.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2012, the market value of restricted securities was $4,920,197, which is 0.5% of net assets. See details below.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $974,226,085. The aggregate unrealized appreciation and depreciation of investments was $149,241,014 and $(20,156,761), respectively, resulting in net unrealized appreciation of $129,084,253 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, the market value of 144A securities was $31,080,299, which is 3.0% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities

Security Description	Acquisition Date	Par Amount	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust (5.621%, 12/28/40)	3/1/2006	$1,016,673	$1,016,673	$661,554
General Electric Capital Assurance Co. (5.743%, 05/12/35)	9/23/2003	35,000	35,175	41,872
GG1C Funding Corp. (5.129%, 01/15/14)	4/20/2004	233,635	234,286	238,514
Nordea Bank AB (4.875%, 01/14/21)	1/11/2011	830,000	826,507	903,272
Russian Foreign Bond (3.625%, 04/29/15)	4/22/2010	2,100,000	2,093,517	2,172,387
Spirit Master Funding, LLC (5.050%, 07/20/23)	10/4/2005	964,623	952,206	902,598

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$44,128,017	$—	$—	$44,128,017
Air Freight & Logistics	6,033,016	—	—	6,033,016
Auto Components	7,806,840	—	—	7,806,840
Automobiles	1,019,524	—	—	1,019,524
Beverages	5,325,998	9,103,507	—	14,429,505

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Capital Markets	$36,533,411	$—	$—	$36,533,411
Chemicals	18,490,454	—	—	18,490,454
Commercial Banks	19,449,171	—	—	19,449,171
Communications Equipment	3,987,046	—	—	3,987,046
Computers & Peripherals	2,833,097	—	—	2,833,097
Construction & Engineering	1,717,032	—	—	1,717,032
Consumer Finance	1,689,836	—	—	1,689,836
Diversified Financial Services	25,300,427	—	—	25,300,427
Diversified Telecommunication Services	14,194,946	—	—	14,194,946
Electric Utilities	3,379,638	—	—	3,379,638
Energy Equipment & Services	4,185,333	—	—	4,185,333
Food & Staples Retailing	11,916,229	—	—	11,916,229
Food Products	9,494,799	13,844,496	—	23,339,295
Health Care Equipment & Supplies	15,245,886	—	—	15,245,886
Health Care Providers & Services	4,931,018	—	—	4,931,018
Household Durables	4,592,408	—	—	4,592,408
Household Products	5,986,085	1,581,883	—	7,567,968
Independent Power Producers & Energy Traders	1,125,622	—	—	1,125,622
Industrial Conglomerates	16,020,953	—	—	16,020,953
Insurance	39,693,093	—	—	39,693,093
IT Services	25,898,286	—	—	25,898,286
Leisure Equipment & Products	3,743,312	—	—	3,743,312
Life Sciences Tools & Services	5,867,906	—	—	5,867,906
Machinery	14,763,159	—	—	14,763,159
Media	31,878,937	—	—	31,878,937
Metals & Mining	794,062	—	—	794,062
Multi-Utilities	7,232,304	—	—	7,232,304
Multiline Retail	12,622,734	—	—	12,622,734
Oil, Gas & Consumable Fuels	59,077,405	—	—	59,077,405
Pharmaceuticals	42,911,870	3,121,900	—	46,033,770
Professional Services	1,540,119	—	—	1,540,119
Road & Rail	3,402,542	—	—	3,402,542
Semiconductors & Semiconductor Equipment	6,212,487	—	—	6,212,487
Software	13,291,881	—	—	13,291,881
Specialty Retail	3,475,784	—	—	3,475,784
Tobacco	28,855,216	—	—	28,855,216
Wireless Telecommunication Services	—	8,897,274	—	8,897,274
Total Common Stock	566,647,883	36,549,060	—	603,196,943
Total U.S. Treasury & Government Agencies*	—	272,533,627	—	272,533,627
Total Corporate Bonds & Notes*	—	100,504,108	—	100,504,108
Total Mortgage-Backed Securities*	—	15,232,901	—	15,232,901
Total Foreign Government*	—	5,929,454	—	5,929,454
Total Asset-Backed Securities*	—	5,660,944	—	5,660,944
Total Municipal Bonds & Notes*	—	1,530,532	—	1,530,532
Total Preferred Stock*	1,192,544	—	—	1,192,544
Total Convertible Preferred Stock*	948,501	—	—	948,501
Short Term Investments
Mutual Funds	82,934,784	—	—	82,934,784
Repurchase Agreement	—	13,646,000	—	13,646,000
Total Short Term Investments	82,934,784	13,646,000	—	96,580,784
Total Investments	$651,723,712	$451,586,626	$—	$1,103,310,338

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,103,310,338
Cash		389
Cash denominated in foreign currencies (c)		254
Receivable for:
Fund shares sold		127,626
Interest and dividends		3,966,639
Foreign taxes		223,928

Total Assets		1,107,629,174
Liabilities
Payable for:
Securities purchased	$1,676,731
Fund shares redeemed	1,909,905
Foreign taxes	1,322
Collateral for securities loaned	82,934,784
Accrued expenses:
Management fees	454,812
Distribution and service fees	145,731
Deferred trustees’ fees	39,464
Other expenses	148,151

Total Liabilities		87,310,900

Net Assets		$1,020,318,274

Net assets consists of:
Paid in surplus		$1,106,061,177
Undistributed net investment income		11,989,148
Accumulated net realized losses		(226,822,538)
Unrealized appreciation on investments and foreign currency transactions		129,090,487

Net Assets		$1,020,318,274

Net Assets
Class A		$170,787,318
Class B		224,698,886
Class E		30,943,352
Class F		593,888,718
Capital Shares Outstanding (d)
Class A		1,285,347
Class B		1,708,971
Class E		233,900
Class F		4,502,546
Net Asset Value, Offering and Redemption Price Per Share
Class A		$132.87
Class B		131.48
Class E		132.29
Class F		131.90

(a)	Identified cost of investments was $974,226,085.
(b)	Includes securities on loan with a value of $85,528,968.
(c)	Identified cost of cash denominated in foreign currencies was $251.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$8,441,366
Interest (b)		7,868,897

		16,310,263
Expenses
Management fees	$2,866,859
Distribution and service fees—Class B	282,156
Distribution and service fees—Class E	23,612
Distribution and service fees—Class F	617,669
Trustees’ fees and expenses	25,273
Custodian and accounting	99,349
Audit and tax services	24,423
Legal	6,729
Shareholder reporting	82,787
Insurance	6,690
Miscellaneous	12,043

Total expenses	4,047,590
Less broker commission recapture	(4,568)	4,043,022

Net Investment Income		12,267,241

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	19,778,693
Foreign currency transactions	(6,122)	19,772,571

Net change in unrealized appreciation on:
Investments	23,414,180
Foreign currency transactions	4,418	23,418,598

Net realized and unrealized gain		43,191,169

Net Increase in Net Assets From Operations		$55,458,410

(a)	Net of foreign taxes of $91,038.
(b)	Includes net income on securities loaned of $91,599.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MFS Total Return Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,267,241	$27,022,199
Net realized gain	19,772,571	32,208,966
Net change in unrealized appreciation (depreciation)	23,418,598	(33,164,553)

Increase in net assets from operations	55,458,410	26,066,612

From Distributions to Shareholders
Net investment income
Class A	(4,961,586)	(4,960,804)
Class B	(6,068,529)	(5,732,049)
Class E	(864,804)	(897,717)
Class F	(16,669,703)	(18,398,065)

Total distributions	(28,564,622)	(29,988,635)

Decrease in net assets from capital share transactions	(50,890,995)	(150,802,585)

Total decrease in net assets	(23,997,207)	(154,724,608)

Net Assets
Beginning of the period	1,044,315,481	1,199,040,089

End of the period	$1,020,318,274	$1,044,315,481

Undistributed Net Investment Income
End of the period	$11,989,148	$28,286,529

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	35,776	$4,809,376	95,168	$12,450,742
Reinvestments	37,030	4,961,586	37,607	4,960,804
Redemptions	(94,415)	(12,685,465)	(261,546)	(34,072,048)

Net decrease	(21,609)	$(2,914,503)	(128,771)	$(16,660,502)

Class B
Sales	78,121	$10,383,790	201,855	$25,966,180
Reinvestments	45,748	6,068,529	43,873	5,732,049
Redemptions	(130,871)	(17,354,424)	(294,395)	(37,774,637)

Net decrease	(7,002)	$(902,105)	(48,667)	$(6,076,408)

Class E
Sales	4,558	$606,916	9,361	$1,205,570
Reinvestments	6,481	864,804	6,832	897,717
Redemptions	(17,370)	(2,324,390)	(57,507)	(7,431,738)

Net decrease	(6,331)	$(852,670)	(41,314)	$(5,328,451)

Class F
Sales	105,529	$14,127,611	227,317	$29,364,981
Reinvestments	125,280	16,669,703	140,400	18,398,065
Redemptions	(577,765)	(77,019,031)	(1,319,936)	(170,500,270)

Net decrease	(346,956)	$(46,221,717)	(952,219)	$(122,737,224)

Decrease derived from capital share transactions		$(50,890,995)		$(150,802,585)

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$129.68		$130.06	$121.69	$107.65	$154.53	$156.45

Income (Loss) From Investment Operations
Net investment income (a)	1.68		3.34	3.14	3.52	4.08	4.40
Net realized and unrealized gain (loss) on investments	5.42		(0.14)	8.95	15.39	(35.15)	2.49

Total from investment operations	7.10		3.20	12.09	18.91	(31.07)	6.89

Less Distributions
Distributions from net investment income	(3.91)		(3.58)	(3.72)	(4.87)	(5.02)	(3.51)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.91)		(3.58)	(3.72)	(4.87)	(15.81)	(8.81)

Net Asset Value, End of Period	$132.87		$129.68	$130.06	$121.69	$107.65	$154.53

Total Return (%) (c)	5.46	(b)	2.42	10.08	18.60	(22.15)	4.38

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.60	(d)	0.59	0.58	0.60	0.58	0.58
Ratio of net investment income to average net assets (%)	2.52	(d)	2.56	2.56	3.21	3.15	2.80
Portfolio turnover rate (%)	23	(d)	19	31	43	52	58
Net assets, end of period (in millions)	$170.79		$169.48	$186.73	$188.06	$177.74	$264.38

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$128.21		$128.66	$120.45	$106.53	$153.05	$155.02

Income (Loss) From Investment Operations
Net investment income (a)	1.50		2.98	2.80	3.19	3.72	3.97
Net realized and unrealized gain (loss) on investments	5.36		(0.15)	8.86	15.28	(34.82)	2.45

Total from investment operations	6.86		2.83	11.66	18.47	(31.10)	6.42

Less Distributions
Distributions from net investment income	(3.59)		(3.28)	(3.45)	(4.55)	(4.63)	(3.09)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.59)		(3.28)	(3.45)	(4.55)	(15.42)	(8.39)

Net Asset Value, End of Period	$131.48		$128.21	$128.66	$120.45	$106.53	$153.05

Total Return (%) (c)	5.33	(b)	2.16	9.80	18.30	(22.35)	4.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	(d)	0.84	0.83	0.85	0.83	0.83
Ratio of net investment income to average net assets (%)	2.27	(d)	2.32	2.31	2.93	2.90	2.56
Portfolio turnover rate (%)	23	(d)	19	31	43	52	58
Net assets, end of period (in millions)	$224.70		$220.01	$227.03	$207.87	$161.73	$233.74

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MFS Total Return Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$129.04		$129.46	$121.16	$107.16	$153.85	$155.83

Income (Loss) From Investment Operations
Net investment income (a)	1.57		3.13	2.95	3.35	3.88	4.14
Net realized and unrealized gain (loss) on investments	5.40		(0.15)	8.91	15.33	(35.00)	2.46

Total from investment operations	6.97		2.98	11.86	18.68	(31.12)	6.60

Less Distributions
Distributions from net investment income	(3.72)		(3.40)	(3.56)	(4.68)	(4.78)	(3.28)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.72)		(3.40)	(3.56)	(4.68)	(15.57)	(8.58)

Net Asset Value, End of Period	$132.29		$129.04	$129.46	$121.16	$107.16	$153.85

Total Return (%) (c)	5.38	(b)	2.25	9.92	18.42	(22.27)	4.22

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	(d)	0.74	0.73	0.75	0.73	0.73
Ratio of net investment income to average net assets (%)	2.37	(d)	2.41	2.41	3.07	2.98	2.65
Portfolio turnover rate (%)	23	(d)	19	31	43	52	58
Net assets, end of period (in millions)	$30.94		$31.00	$36.45	$38.61	$40.10	$73.56

	Class F
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$128.64		$129.07	$120.81	$106.86	$153.46	$155.39

Income (Loss) From Investment Operations
Net investment income (a)	1.54		3.05	2.88	3.28	3.80	4.08
Net realized and unrealized gain (loss) on investments	5.37		(0.14)	8.89	15.28	(34.91)	2.43

Total from investment operations	6.91		2.91	11.77	18.56	(31.11)	6.51

Less Distributions
Distributions from net investment income	(3.65)		(3.34)	(3.51)	(4.61)	(4.70)	(3.14)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(10.79)	(5.30)

Total distributions	(3.65)		(3.34)	(3.51)	(4.61)	(15.49)	(8.44)

Net Asset Value, End of Period	$131.90		$128.64	$129.07	$120.81	$106.86	$153.46

Total Return (%) (c)	5.36	(b)	2.21	9.87	18.36	(22.31)	4.18

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	(d)	0.79	0.78	0.80	0.78	0.78
Ratio of net investment income to average net assets (%)	2.32	(d)	2.36	2.36	3.01	2.94	2.60
Portfolio turnover rate (%)	23	(d)	19	31	43	52	58
Net assets, end of period (in millions)	$593.89		$623.83	$748.82	$796.20	$789.29	$1,287.49

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and F shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities

MSF-20

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-21

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MSF-22

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$2,866,859	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, E and F Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E, and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

MSF-23

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$51,719,533	$66,239,866	$44,721,189	$135,192,562

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$29,988,635	$34,964,459	$—	$—	$—	$—	$29,988,635	$34,964,459

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$28,324,867	$—	$77,703,099	$(218,626,321)	$—	$(112,598,355)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$53,846,058	$218,626,321

MSF-24

Metropolitan Series Fund

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-25

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-26

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-27

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-28

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the MFS Value Portfolio returned 8.28%, 8.17%, and 8.17%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 8.68% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Prior to the period, markets were roiled by several global concerns, including the U.S. public debt profile, the Eurozone crisis, soft Chinese data, and global supply chain disruptions caused by the Japanese earthquake. During the beginning of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year Long Term Refinancing Operations), coupled with healthier global macroeconomic conditions, ushered in improved market dynamics.

Towards the end of the period, market sentiment declined again. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the Eurozone’s capacity and determination to address its ongoing crisis.

Sector leadership, as would be expected in this environment, shifted sharply from cyclicals to defensives, with the Telecom, Health Care, Consumer Staples, and Utilities sectors all outperforming significantly. The Materials and Energy sectors, which failed to participate in the first quarter rally, continued to lag, negatively impacted by the weakening emerging economies.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Security selection and an underweight allocation to the Financials sector was a primary detractor from performance relative to the Russell 1000 Value Index. Within the Financials sector, the Portfolio’s overweight positions in insurance company Prudential Financial and asset management firm Blackrock held back relative results.

Stock selection in the Consumer Discretionary and Industrials sectors also detracted from relative performance. Within Consumer Discretionary, an overweight position in multi-industrial company Johnson Controls weighed on relative results. Within the Industrials sector, not holding shares of diversified industrial conglomerate General Electric, as well as an overweight position in tool and hardware manufacturer Stanley Black & Decker, negatively impacted relative performance.

The Portfolio’s holdings of poor-performing global food company General Mills and money movement and payment services firm Western Union weakened relative performance as both stocks underperformed the benchmark over the reporting period. Overweighting shares of oil and gas exploration company Occidental Petroleum, U.S. drugstore chain Walgreen Co., and gas products and equipment manufacturer Air Products & Chemicals, also held back relative results.

Stock selection and an underweight position in the weak-performing Energy sector benefited relative performance. However, there were no individual holdings within this sector that were among the Portfolio’s top relative contributors.

Security selection in the Information Technology and Materials sectors also helped support relative performance. Within Information Technology, underweighting weak-performing stocks that lagged the benchmark, including computer products and services provider Hewlett-Packard and network equipment company Cisco, helped relative performance. The Portfolio’s holdings of enterprise software products maker Oracle and global consulting and outsourcing company Accenture also benefited relative results as both stocks outperformed the benchmark. Within the Materials sector, holding shares of protective and decorative coatings manufacturer PPG Industries and paint and coating manufacturer Sherwin Williams (which has since been sold), while avoiding poor-performing gold and copper producer Newmont Mining also aided relative returns.

The Portfolio’s underweight position in consumer products company Procter & Gamble, which underperformed the benchmark, benefited relative performance. Other top relative contributors included alcoholic drink producer Diageo and tobacco company Philip Morris International.

MSF-1

Metropolitan Series Fund

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

From a positioning standpoint, over the six months ended June 30, 2012, we decreased our weighting within Energy (energy integrated, energy independent) as well as Utilities & Communications (electric power, telephone services). In contrast, we increased our exposure to Transportation (truckers) and Consumer Staples (food & beverage). As of period end, the Portfolio had its largest underweight positions within Energy and Utilities & Communications while having its largest overweight positions within Consumer Staples and Industrial Goods & Services.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	8.28	3.22	-0.23	5.92	—
Class B	8.17	3.00	—	—	0.63
Class E	8.17	3.09	—	—	0.73
Russell 1000 Value Index	8.68	3.01	-2.19	5.28	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 7/20/98, 4/28/08, and 4/28/08, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Philip Morris International, Inc.	4.0
Lockheed Martin Corp.	3.4
Pfizer, Inc.	3.1
JPMorgan Chase & Co.	3.0
Johnson & Johnson	2.7
AT&T, Inc.	2.3
Chevron Corp.	2.2
International Business Machines Corp.	2.1
Accenture plc	2.1
Wells Fargo & Co.	2.1

Top Sectors

% of Net Assets
Financials	20.1
Industrials	15.7
Consumer Staples	14.6
Health Care	13.1
Consumer Discretionary	11.0
Information Technology	10.0
Energy	7.1
Telecommunications	3.9
Materials	2.3
Utilities	1.3

MSF-3

Metropolitan Series Fund

MFS Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.60%	$1,000.00	$1,082.80	$3.11
	Hypothetical*	0.60%	$1,000.00	$1,021.84	$3.02

Class B(a)	Actual	0.85%	$1,000.00	$1,081.70	$4.40
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.27

Class E(a)	Actual	0.75%	$1,000.00	$1,081.70	$3.88
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-4

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—98.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.4%
Honeywell International, Inc.	761,801	$42,538,968
Huntington Ingalls Industries, Inc. (a)	77,848	3,132,603
Lockheed Martin Corp.	997,370	86,850,980
Northrop Grumman Corp.	463,509	29,567,239
United Technologies Corp.	690,064	52,120,534

		214,210,324

Air Freight & Logistics—1.1%
United Parcel Service, Inc. (Class B)	356,870	28,107,081

Auto Components—1.4%
Delphi Automotive plc (a)	409,080	10,431,540
Johnson Controls, Inc.	949,121	26,300,143

		36,731,683

Automobiles—0.2%
General Motors Co. (a)	210,710	4,155,201

Beverages—2.6%
Diageo plc (GBP)	1,774,762	45,656,246
PepsiCo., Inc.	297,288	21,006,370

		66,662,616

Capital Markets—6.4%
BlackRock, Inc.	182,494	30,991,131
Franklin Resources, Inc.	142,190	15,781,668
State Street Corp. (b)	522,914	23,342,881
The Bank of New York Mellon Corp. (b)	1,905,621	41,828,381
The Goldman Sachs Group, Inc.	542,393	51,993,793

		163,937,854

Chemicals—2.3%
Air Products & Chemicals, Inc.	291,152	23,504,701
PPG Industries, Inc.	340,570	36,141,288

		59,645,989

Commercial Banks—3.1%
PNC Financial Services Group, Inc.	377,268	23,054,847
SunTrust Banks, Inc.	162,220	3,930,591
Wells Fargo & Co.	1,573,108	52,604,732

		79,590,170

Communications Equipment—0.6%
Cisco Systems, Inc.	872,190	14,975,502

Computers & Peripherals—0.2%
Hewlett-Packard Co.	274,671	5,523,634

Construction & Engineering—0.1%
Fluor Corp.	70,720	3,489,325

Diversified Financial Services—3.7%
Bank of America Corp.	803,678	6,574,086
JPMorgan Chase & Co.	2,144,781	76,633,025

Diversified Financial Services—(Continued)
Moody’s Corp. (b)	305,390	$11,162,005

		94,369,116

Diversified Telecommunication Services —2.3%
AT&T, Inc.	1,613,671	57,543,508

Electric Utilities—0.2%
PPL Corp.	178,966	4,977,044

Energy Equipment & Services—0.3%
Transocean, Ltd.	144,023	6,442,149

Food & Staples Retailing—1.6%
CVS Caremark Corp.	511,094	23,883,423
Walgreen Co.	531,080	15,709,346

		39,592,769

Food Products—4.5%
Danone (EUR) (b)	417,595	25,925,277
General Mills, Inc.	1,016,926	39,192,328
Kellogg Co.	234,087	11,547,512
Nestle S.A. (CHF)	505,714	30,166,556
The J.M. Smucker Co.	119,180	9,000,474

		115,832,147

Health Care Equipment & Supplies —2.6%
Becton, Dickinson & Co. (b)	204,524	15,288,169
Medtronic, Inc.	729,390	28,249,275
St. Jude Medical, Inc.	575,422	22,965,092

		66,502,536

Health Care Providers & Services—0.6%
Quest Diagnostics, Inc.	240,590	14,411,341

Household Durables—1.1%
Stanley Black & Decker, Inc.	422,241	27,175,431

Household Products—0.6%
The Procter & Gamble Co.	238,312	14,596,610

Industrial Conglomerates—3.0%
3M Co.	485,198	43,473,741
Tyco International, Ltd.	648,250	34,260,012

		77,733,753

Insurance—6.8%
ACE, Ltd.	287,793	21,334,095
Aon plc	513,499	24,021,483
Prudential Financial, Inc.	855,402	41,427,119
The Chubb Corp.	519,224	37,809,892
The Travelers Cos., Inc.	758,525	48,424,236

		173,016,825

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—6.0%
Accenture plc	879,159	$52,828,664
Fiserv, Inc. (a)	155,530	11,232,377
International Business Machines Corp.	270,261	52,857,647
MasterCard, Inc.	30,975	13,322,657
The Western Union Co.	1,393,806	23,471,693

		153,713,038

Leisure Equipment & Products—0.8%
Hasbro, Inc. (b)	620,001	20,999,434

Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc.	409,008	21,231,605

Machinery—1.8%
Danaher Corp.	564,982	29,424,262
Eaton Corp.	405,092	16,053,796

		45,478,058

Media—5.0%
Comcast Corp. (Class A)	751,250	23,589,250
Omnicom Group, Inc.	611,747	29,730,904
The Walt Disney Co.	952,740	46,207,890
Viacom, Inc. (Class B)	597,370	28,088,338

		127,616,382

Multi-Utilities—1.0%
PG&E Corp.	435,987	19,737,131
Public Service Enterprise Group, Inc.	177,421	5,766,183

		25,503,314

Multiline Retail—1.8%
Kohl’s Corp.	173,480	7,891,605
Target Corp.	664,980	38,695,186

		46,586,791

Oil, Gas & Consumable Fuels—6.8%
Apache Corp.	208,399	18,316,188
Chevron Corp.	531,301	56,052,256
EOG Resources, Inc.	157,530	14,195,028
Exxon Mobil Corp.	501,623	42,923,880
Hess Corp.	39,104	1,699,069
Occidental Petroleum Corp.	481,982	41,339,596

		174,526,017

Pharmaceuticals—9.1%
Abbott Laboratories	701,836	45,247,367
Johnson & Johnson (b)	1,026,771	69,368,649
Merck & Co., Inc.	607,647	25,369,262
Pfizer, Inc.	3,476,891	79,968,493
Roche Holding AG (CHF)	77,623	13,399,859

		233,353,630

Professional Services—0.5%
The Dun & Bradstreet Corp. (b)	177,823	$12,655,663

Road & Rail—0.7%
Canadian National Railway Co.	195,365	16,484,899

Semiconductors & Semiconductor Equipment—1.2%
ASML Holding NV	107,830	5,544,619
Intel Corp.	935,367	24,927,530

		30,472,149

Software—1.9%
Oracle Corp.	1,666,316	49,489,585

Specialty Retail—0.7%
Advance Auto Parts, Inc. (b)	117,752	8,033,041
Staples, Inc. (b)	813,730	10,619,177

		18,652,218

Tobacco—5.4%
Altria Group, Inc.	453,676	15,674,506
Lorillard, Inc.	150,490	19,857,155
Philip Morris International, Inc.	1,158,037	101,050,309

		136,581,970

Wireless Telecommunication Services—1.7%
Vodafone Group plc (GBP)	15,248,185	42,841,848

Total Common Stock (Identified Cost $2,101,832,727)		2,525,409,209

Convertible Preferred Stock—0.3%

Aerospace & Defense—0.1%
United Technologies Corp.	50,090	2,639,242

Electric Utilities—0.2%
PPL Corp.	64,470	3,410,463

Total Convertible Preferred Stock (Identified Cost $5,744,845)		6,049,705

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Short Term Investments—5.9%

Security Description	Shares/Par Amount	Value*

Commercial Paper—0.7%
HSBC Americas, Inc. 1.000%, 07/02/12	$18,350,000	$18,349,970

Mutual Funds—5.2%
State Street Navigator Securities Lending Prime Portfolio (c)	133,110,309	133,110,309

Total Short Term Investments (Identified Cost $151,460,279)		151,460,279

Total Investments—105.1% (Identified Cost $2,259,037,851) (d)		2,682,919,193
Liabilities in excess of other assets		(129,076,043)

Net Assets—100.0%		$2,553,843,150

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $132,651,121 and the collateral received consisted of cash in the amount of $133,110,309. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $2,259,037,851. The aggregate unrealized appreciation and depreciation of investments was $498,063,096 and $(74,181,754), respectively, resulting in net unrealized appreciation of $423,881,342 for federal income tax purposes.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$214,210,324	$—	$—	$214,210,324
Air Freight & Logistics	28,107,081	—	—	28,107,081
Auto Components	36,731,683	—	—	36,731,683
Automobiles	4,155,201	—	—	4,155,201
Beverages	21,006,370	45,656,246	—	66,662,616
Capital Markets	163,937,854	—	—	163,937,854
Chemicals	59,645,989	—	—	59,645,989
Commercial Banks	79,590,170	—	—	79,590,170
Communications Equipment	14,975,502	—	—	14,975,502
Computers & Peripherals	5,523,634	—	—	5,523,634
Construction & Engineering	3,489,325	—	—	3,489,325
Diversified Financial Services	94,369,116	—	—	94,369,116
Diversified Telecommunication Services	57,543,508	—	—	57,543,508
Electric Utilities	4,977,044	—	—	4,977,044
Energy Equipment & Services	6,442,149	—	—	6,442,149
Food & Staples Retailing	39,592,769	—	—	39,592,769
Food Products	59,740,314	56,091,833	—	115,832,147
Health Care Equipment & Supplies	66,502,536	—	—	66,502,536
Health Care Providers & Services	14,411,341	—	—	14,411,341
Household Durables	27,175,431	—	—	27,175,431
Household Products	14,596,610	—	—	14,596,610
Industrial Conglomerates	77,733,753	—	—	77,733,753
Insurance	173,016,825	—	—	173,016,825
IT Services	153,713,038	—	—	153,713,038
Leisure Equipment & Products	20,999,434	—	—	20,999,434
Life Sciences Tools & Services	21,231,605	—	—	21,231,605
Machinery	45,478,058	—	—	45,478,058
Media	127,616,382	—	—	127,616,382
Multi-Utilities	25,503,314	—	—	25,503,314
Multiline Retail	46,586,791	—	—	46,586,791
Oil, Gas & Consumable Fuels	174,526,017	—	—	174,526,017
Pharmaceuticals	219,953,771	13,399,859	—	233,353,630
Professional Services	12,655,663	—	—	12,655,663
Road & Rail	16,484,899	—	—	16,484,899
Semiconductors & Semiconductor Equipment	30,472,149	—	—	30,472,149
Software	49,489,585	—	—	49,489,585
Specialty Retail	18,652,218	—	—	18,652,218

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MFS Value Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Tobacco	$136,581,970	$—	$—	$136,581,970
Wireless Telecommunication Services	—	42,841,848	—	42,841,848
Total Common Stock	2,367,419,423	157,989,786	—	2,525,409,209
Convertible Preferred Stock
Aerospace & Defense	2,639,242	—	—	2,639,242
Electric Utilities	3,410,463	—	—	3,410,463
Total Convertible Preferred Stock	6,049,705	—	—	6,049,705
Short Term Investments
Commercial Paper	—	18,349,970	—	18,349,970
Mutual Funds	133,110,309	—	—	133,110,309
Total Short Term Investments	133,110,309	18,349,970	—	151,460,279
Total Investments	$2,506,579,437	$176,339,756	$—	$2,682,919,193

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$2,682,919,193
Cash		757
Receivable for:
Fund shares sold		269,516
Interest and dividends		5,212,981
Foreign taxes		885,783

Total Assets		2,689,288,230
Liabilities
Payable for:
Fund shares redeemed	$872,355
Foreign taxes	10,794
Collateral for securities loaned	133,110,309
Accrued expenses:
Management fees	1,174,220
Distribution and service fees	54,473
Deferred trustees’ fees	29,850
Other expenses	193,079

Total Liabilities		135,445,080

Net Assets		$2,553,843,150

Net assets consists of:
Paid in surplus		$2,071,381,108
Undistributed net investment income		26,869,128
Accumulated net realized gains		31,691,243
Unrealized appreciation on investments and foreign currency transactions		423,901,671

Net Assets		$2,553,843,150

Net Assets
Class A		$2,256,908,454
Class B		238,666,180
Class E		58,268,516
Capital Shares Outstanding (c)
Class A		176,145,020
Class B		18,738,211
Class E		4,567,082
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.81
Class B		12.74
Class E		12.76

(a)	Identified cost of investments was $2,259,037,851.
(b)	Includes securities on loan with a value of $132,651,121.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$35,047,059
Interest (b)		167,992

		35,215,051
Expenses
Management fees	$8,944,309
Distribution and service fees—Class B	294,150
Distribution and service fees—Class E	44,952
Trustees’ fees and expenses	24,776
Custodian and accounting	124,952
Audit and tax services	15,808
Legal	12,628
Shareholder reporting	133,602
Insurance	15,154
Miscellaneous	19,421

Total expenses	9,629,752
Less broker commission recapture	(17,596)
Less management fee waivers	(1,636,959)	7,975,197

Net Investment Income		27,239,854

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	47,996,000
Foreign currency transactions	(35,619)	47,960,381

Net change in unrealized appreciation on:
Investments	124,195,074
Foreign currency transactions	19,782	124,214,856

Net realized and unrealized gain		172,175,237

Net Increase in Net Assets From Operations		$199,415,091

(a)	Net of foreign taxes of $371,399.
(b)	Includes net income on securities loaned of $161,365.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MFS Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,239,854	$48,725,819
Net realized gain	47,960,381	76,157,852
Net change in unrealized appreciation (depreciation)	124,214,856	(106,565,441)

Increase in net assets from operations	199,415,091	18,318,230

From Distributions to Shareholders
Net investment income
Class A	(43,662,721)	(33,926,987)
Class B	(4,135,325)	(2,717,280)
Class E	(1,093,494)	(948,388)

	(48,891,540)	(37,592,655)

Net realized capital gain
Class A	(31,090,576)	0
Class B	(3,348,515)	0
Class E	(837,277)	0

	(35,276,368)	0

Total distributions	(84,167,908)	(37,592,655)

Increase in net assets from capital share transactions	21,575,887	70,955,506

Total increase in net assets	136,823,070	51,681,081

Net Assets
Beginning of the period	2,417,020,080	2,365,338,999

End of the period	$2,553,843,150	$2,417,020,080

Undistributed Net Investment Income
End of the period	$26,869,128	$48,520,814

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,984,074	$65,343,888	16,344,777	$204,729,697
Reinvestments	5,741,421	74,753,297	2,629,999	33,926,987
Redemptions	(9,608,458)	(126,426,773)	(14,382,062)	(177,230,064)

Net increase	1,117,037	$13,670,412	4,592,714	$61,426,620

Class B
Sales	1,360,418	$17,526,341	3,576,946	$43,414,707
Reinvestments	577,903	7,483,840	211,791	2,717,280
Redemptions	(1,119,976)	(14,426,984)	(2,043,776)	(25,130,232)

Net increase	818,345	$10,583,197	1,744,961	$21,001,755

Class E
Sales	185,232	$2,376,388	379,794	$4,675,313
Reinvestments	148,864	1,930,771	73,804	948,388
Redemptions	(539,791)	(6,984,881)	(1,383,730)	(17,096,570)

Net decrease	(205,695)	$(2,677,722)	(930,132)	$(11,472,869)

Increase derived from capital share transactions		$21,575,887		$70,955,506

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.23		$12.31	$11.20	$9.27	$15.04	$14.24

Income (Loss) From Investment Operations
Net investment income (a)	0.14		0.25	0.21	0.21	0.24	0.21
Net realized and unrealized gain (loss) on investments	0.88		(0.13)	1.06	1.72	(4.77)	0.87

Total from investment operations	1.02		0.12	1.27	1.93	(4.53)	1.08

Less Distributions
Distributions from net investment income	(0.26)		(0.20)	(0.16)	0.00	(0.25)	(0.00	)(b)
Distributions from net realized capital gains	(0.18)		0.00	0.00	0.00	(0.99)	(0.28)

Total distributions	(0.44)		(0.20)	(0.16)	0.00	(1.24)	(0.28)

Net Asset Value, End of Period	$12.81		$12.23	$12.31	$11.20	$9.27	$15.04

Total Return (%) (g)	8.28	(c)	0.85	11.42	20.82	(32.53)	7.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.73	0.73	0.74	0.80	0.88
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.61	0.63	0.66	0.74	0.87
Ratio of net investment income to average net assets (%)	2.17	(d)	2.03	1.82	2.17	2.15	1.42
Portfolio turnover rate (%)	19	(d)	16	28	26	34	25
Net assets, end of period (in millions)	$2,256.91		$2,141.18	$2,097.66	$1,876.28	$419.29	$142.82

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008(f)
Net Asset Value, Beginning of Period	$12.15		$12.23	$11.13	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.12		0.22	0.18	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.88		(0.13)	1.06	1.71	(4.03)

Total from investment operations	1.00		0.09	1.24	1.89	(3.88)

Less Distributions
Distributions from net investment income	(0.23)		(0.17)	(0.14)	0.00	0.00
Distributions from net realized capital gains	(0.18)		0.00	0.00	0.00	0.00

Total distributions	(0.41)		(0.17)	(0.14)	0.00	0.00

Net Asset Value, End of Period	$12.74		$12.15	$12.23	$11.13	$9.24

Total Return (%) (g)	8.17	(c)	0.64	11.18	20.59	(29.65	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(d)	0.98	0.98	0.99	1.05	(d)
Net ratio of expenses to average net assets (%) (e)	0.85	(d)	0.86	0.88	0.91	0.99	(d)
Ratio of net investment income to average net assets (%)	1.92	(d)	1.79	1.58	1.92	1.97	(d)
Portfolio turnover rate (%)	19	(d)	16	28	26	34
Net assets, end of period (in millions)	$238.67		$217.73	$197.80	$145.56	$101.03

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MFS Value Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008(f)
Net Asset Value, Beginning of Period	$12.18		$12.25	$11.15	$9.24	$13.12

Income (Loss) From Investment Operations
Net investment income (a)	0.13		0.23	0.19	0.19	0.16
Net realized and unrealized gain (loss) on investments	0.87		(0.12)	1.06	1.72	(4.04)

Total from investment operations	1.00		0.11	1.25	1.91	(3.88)

Less Distributions
Distributions from net investment income	(0.24)		(0.18)	(0.15)	0.00	0.00
Distributions from net realized capital gains	(0.18)		0.00	0.00	0.00	0.00

Total distributions	(0.42)		(0.18)	(0.15)	0.00	0.00

Net Asset Value, End of Period	$12.76		$12.18	$12.25	$11.15	$9.24

Total Return (%) (g)	8.17	(c)	0.81	11.25	20.67	(29.57	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.88	0.88	0.89	0.95	(d)
Net ratio of expenses to average net assets (%) (e)	0.75	(d)	0.76	0.78	0.81	0.89	(d)
Ratio of net investment income to average net assets (%)	2.02	(d)	1.85	1.67	2.03	2.06	(d)
Portfolio turnover rate (%)	19	(d)	16	28	26	34
Net assets, end of period (in millions)	$58.27		$58.11	$69.88	$72.48	$67.52

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2008.
(g)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

MSF-15

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$8,944,309	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-16

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period January 1, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	On the first $200 million
0.125%	On the next $50 million
0.075%	On the next $1.25 billion
0.200%	On the next $1 billion
0.175%	On the next $2.5 billion
0.150%	On amounts in excess of $5 billion

Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$242,765,105	$0	$271,855,891

During the six months ended June 30, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $1,702,740.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk

MSF-17

Metropolitan Series Fund

MFS Value Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Total
2011	2010	2011	2010	2011	2010
$37,592,655	$30,537,361	$—	$—	$37,592,655	$30,537,361

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$48,545,545	$35,038,285	$283,655,760	$—	$—	$367,239,590

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-21

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-22

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, E, and G shares of the MSCI EAFE Index Portfolio returned 3.79%, 3.58%, 3.74%, and 3.54%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 2.96% over the same period.

MARKET ENVIRONMENT/CONDITIONS

During the first quarter, the MSCI EAFE Index returned 10.9%. The equity markets rallied on strong domestic macroeconomic data, positive developments around the European sovereign debt crisis, and accommodative monetary policy. Positive economic data included stronger than expected U.S. construction spending, vehicle sales, and jobless claims data. In February, European leaders agreed on a second bailout for Greece, and in March, Greece restructured its debt in its ongoing effort to avoid default. Federal Reserve Chairman Ben Bernanke’s comment that the economy shows “some signs of improvement” also helped drive equity markets higher.

During the second quarter, the MSCI EAFE Index returned negative 7.1%. The second quarter started on a negative note amid concerns about a slowing global economy, climbing yields for Spanish debt, and worries regarding Greece’s membership in the euro. Political uncertainty in Europe and weaker than expected macroeconomic numbers, including Chinese, U.K. and U.S. manufacturing, U.S. employment, and U.S. construction spending, also weighed on the market. The global equity markets recovered in June as central bank intervention helped ease concerns and Eurozone leaders agreed on further integration.

The U.S. Dollar strengthened during the six-month period, which negatively impacted U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 1.3%.

Fifteen of the twenty-two countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2012. Belgium (1.0% beginning weight in the benchmark), up 20.2%, was the best-performing country. Singapore (1.7% beginning weight), up 14.9%, and Denmark (1.1% beginning weight), up 14.7%, were the next best-performing countries. Greece (0.1% beginning weight), down 17.7%, was the worst-performing country. The next worst-performing countries were Portugal (0.2% beginning weight), down 16.0%, and Spain (3.3% beginning weight), down 14.5%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Anheuser-Busch InBev, up 29.4%; Toyota Motor, up 20.9%; and HSBC Holdings, up 18.7%. The stocks with the largest negative impact were Repsol YPF, down 44.3%; Telefonica, down 18.0%; and Total S.A., down 9.5%.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the MSCI EAFE Index. Factors that impacted tracking error during the period included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
MSCI EAFE Index Portfolio
Class A	3.79	-13.62	-5.96	4.93	—
Class B	3.58	-13.83	-6.20	4.64	—
Class E	3.74	-13.73	-6.10	4.77	—
Class G	3.54	-13.91	—	—	10.35
MSCI EAFE Index	2.96	-13.83	-6.10	5.14	—

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	3.5
Royal Dutch Shell plc	2.1
Nestle S.A.	2.0
HSBC Holdings plc	1.6
Vodafone Group plc	1.4
Novartis AG	1.3
BP plc	1.3
Roche Holding AG	1.2
GlaxoSmithKline plc	1.1
Toyota Motor Corp.	1.1

Top Countries

% of Net Assets
United Kingdom	22.0
Japan	20.9
France	8.4
Australia	8.4
Switzerland	8.2
Germany	7.5
Sweden	3.0
Hong Kong	2.9
Netherlands	2.6
Spain	2.6

MSF-2

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.40%	$1,000.00	$1,037.90	$2.03
	Hypothetical*	0.40%	$1,000.00	$1,022.85	$2.01

Class B(a)	Actual	0.65%	$1,000.00	$1,035.80	$3.29
	Hypothetical*	0.65%	$1,000.00	$1,021.59	$3.27

Class E(a)	Actual	0.55%	$1,000.00	$1,037.40	$2.79
	Hypothetical*	0.55%	$1,000.00	$1,022.09	$2.77

Class G(a)	Actual	0.70%	$1,000.00	$1,035.40	$3.54
	Hypothetical*	0.70%	$1,000.00	$1,021.34	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—95.2% of Net Assets

Security Description	Shares	Value*

Australia—8.3%
AGL Energy, Ltd.	41,243	$626,412
Alumina, Ltd. (a)	191,453	157,463
Amcor, Ltd.	83,008	605,840
AMP, Ltd.	193,478	769,411
APA Group	39,292	201,650
Asciano Group	79,670	358,869
ASX, Ltd.	14,311	439,674
Australia & New Zealand Banking Group, Ltd.	190,924	4,340,749
Bendigo Bank, Ltd.	23,062	176,059
BGP Holdings plc (b)	713,624	0
BHP Billiton, Ltd.	229,733	7,499,847
Boral, Ltd. (a)	61,162	185,961
Brambles, Ltd.	106,015	673,437
Brambles, Ltd. (c)	5,300	33,466
Caltex Australia, Ltd.	9,532	133,364
Campbell Brothers, Ltd.	4,903	275,096
Centro Retail Australia (REIT) (c)	91,872	186,976
CFS Retail Property Trust Group (REIT)	151,292	301,345
Coca-Cola Amatil, Ltd.	42,510	584,745
Cochlear, Ltd. (a)	4,760	322,864
Commonwealth Bank of Australia (a)	112,612	6,172,181
Computershare, Ltd.	29,681	227,239
Crown, Ltd.	29,464	257,761
CSL, Ltd.	37,652	1,529,417
Dexus Property Group (REIT)	401,856	384,960
Echo Entertainment Group, Ltd. (c)	43,902	192,878
Fairfax Media, Ltd. (a)	150,980	86,570
Fortescue Metals Group, Ltd. (a) (c)	100,245	513,099
Goodman Group (REIT)	110,907	421,022
GPT Group (REIT)	113,429	384,275
Iluka Resources, Ltd. (a)	29,031	340,703
Incitec Pivot, Ltd.	103,981	306,993
Insurance Australia Group, Ltd.	163,755	587,711
James Hardie Industries NV	30,172	247,507
Leighton Holdings, Ltd.	10,872	183,545
Lend Lease Corp., Ltd.	37,629	279,737
Lynas Corp., Ltd. (a) (c)	117,870	104,375
Macquarie Group, Ltd.	23,611	636,674
Metcash, Ltd. (a)	49,589	171,908
Mirvac Group (REIT)	222,329	291,605
National Australia Bank, Ltd. (a)	159,525	3,879,997
Newcrest Mining, Ltd.	54,807	1,277,636
Orica, Ltd.	26,176	667,268
Origin Energy, Ltd. (c)	78,717	991,638
OZ Minerals, Ltd.	25,908	210,546
Qantas Airways, Ltd.	108,183	120,089
QBE Insurance Group, Ltd.	82,246	1,135,658
QR National, Ltd. (c)	113,644	399,080
Ramsay Health Care, Ltd.	8,883	206,648
Rio Tinto, Ltd.	31,217	1,837,680
Santos, Ltd.	67,710	744,745
Sims Group, Ltd.	9,738	96,602
Sonic Healthcare, Ltd.	24,290	317,246
SP AusNet	106,030	110,866
Stockland (REIT)	170,116	539,447
Suncorp Group, Ltd.	97,160	812,109
TABCORP Holdings, Ltd.	43,902	132,493

Australia—(Continued)
Tattersall’s, Ltd.	117,840	$318,143
Telstra Corp., Ltd.	304,819	1,156,820
Toll Holdings, Ltd.	41,980	172,641
Transurban Group	94,803	553,597
Wesfarmers, Ltd.	71,781	2,213,181
Westfield Group (REIT)	153,357	1,496,372
Westfield Retail Trust (REIT) (c)	193,580	568,336
Westpac Banking Corp.	216,848	4,724,574
Whitehaven Coal, Ltd.	31,800	137,056
Woodside Petroleum, Ltd.	46,091	1,478,275
Woolworths, Ltd.	86,801	2,391,031
WorleyParsons, Ltd.	12,991	337,946

		60,221,108

Austria—0.3%
Andritz AG	5,184	267,632
Erste Group Bank AG	12,706	242,236
IMMOEAST Anspr Nachb (a) (b) (c)	27,192	0
Immofinanz AG	66,338	211,764
OMV AG	11,229	353,504
Raiffeisen Bank International AG (a)	3,490	114,626
Telekom Austria AG	22,221	219,032
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A)	5,457	125,275
Voestalpine AG (a)	7,335	195,022
Wiener Staedtische Versicherung AG	2,911	117,936

		1,847,027

Belgium—1.1%
Anheuser-Busch InBev NV	57,402	4,475,110
Belgacom S.A.	10,680	304,289
Colruyt S.A.	5,430	242,646
Delhaize Group S.A.	6,756	248,143
Fortis (a)	155,732	309,337
Groupe Bruxelles Lambert S.A.	6,520	444,341
KBC Groep NV (a)	13,039	277,580
Solvay S.A.	4,497	446,149
Telenet Group Holding NV (c)	4,184	183,278
UCB S.A. (a)	7,958	402,700
Umicore S.A.	8,519	394,918

		7,728,491

Denmark—1.1%
AP Moller-Maersk A/S (Series A)	35	219,349
AP Moller-Maersk A/S (Series B)	102	673,162
Carlsberg A/S (Class B)	7,997	631,938
Coloplast A/S	1,846	332,730
Danske Bank A/S	44,352	619,720
DSV A/S	13,261	263,878
Novo Nordisk A/S	29,002	4,207,711
Novozymes A/S	16,065	417,589
TDC A/S	36,431	253,949
Tryg A/S	1,747	98,367
William Demant Holding A/S (a) (c)	1,624	146,366

		7,864,759

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Finland—0.7%
Elisa Oyj (a)	9,437	$190,537
Fortum Oyj	31,487	599,943
Kesko Oyj (a)	4,472	117,231
Kone Oyj	11,180	678,908
Metso Oyj	10,185	353,619
Nokia Oyj (a)	264,520	546,451
Nokian Renkaat Oyj (a)	7,322	279,855
Orion Oyj (Series B) (a)	10,345	196,799
Pohjola Bank plc	9,006	105,472
Sampo Oyj	31,313	816,254
Stora Enso Oyj (a)	40,497	250,646
UPM-Kymmene Oyj (a)	38,111	433,152
Wartsila Oyj (a)	12,482	411,461

		4,980,328

France—8.4%
Accor S.A.	9,539	301,175
Aeroports de Paris (a)	2,209	167,388
Air Liquide S.A.	22,345	2,563,678
Alcatel-Lucent S.A. (a)	171,297	285,397
Alstom S.A. (a)	14,355	457,242
Arkema S.A.	3,817	250,801
Atos Origin S.A.	3,177	190,781
AXA S.A.	124,701	1,673,707
BNP Paribas S.A.	69,177	2,677,987
Bouygues S.A. (a)	12,810	346,174
Bureau Veritas S.A. (c)	3,765	335,612
Cap Gemini S.A.	9,755	360,618
Carrefour S.A. (a)	40,028	741,708
Casino Guichard-Perrachon S.A. (c)	4,364	384,259
Christian Dior S.A.	3,598	496,909
Cie de Saint-Gobain (a)	28,810	1,069,089
Cie Generale d’Optique Essilor International S.A.	13,981	1,302,395
Cie Generale de Geophysique-Veritas S.A. (c)	11,785	305,352
CNP Assurances S.A. (a)	10,520	128,894
Compagnie Générale des Etablissements Michelin (Class B) (a)	12,929	847,989
Credit Agricole S.A.	80,198	355,004
Danone	41,811	2,603,008
Dassault Systemes S.A. (a)	4,077	384,076
Edenred S.A.	13,167	374,671
EDF S.A. (a)	17,389	388,230
Entrepots Magasins Generaux de Paris (REIT) (a)	2,071	157,549
Eutelsat Communications S.A.	8,516	262,574
Fonciere Des Regions	1,625	117,404
France Telecom S.A.	132,420	1,747,490
GDF Suez	88,668	2,121,459
Gecina S.A. (REIT)	1,319	118,351
Groupe Eurotunnel S.A.	42,941	350,159
Imerys S.A. (c)	2,253	115,379
JC Decaux S.A.	4,428	97,981
Klepierre S.A. (REIT)	8,184	270,439
L’Oreal S.A.	17,223	2,023,217
Lafarge S.A.	13,327	598,127
Lagardere S.C.A.	8,303	232,457

France—(Continued)
Legrand S.A. (a)	16,158	$551,077
lliad S.A. (a)	1,838	266,682
LVMH Moet Hennessy Louis Vuitton S.A.	18,030	2,755,812
Natixis (c)	61,277	166,283
Pernod-Ricard S.A. (a)	15,093	1,619,126
Peugoet S.A.	17,387	172,424
PPR S.A.	5,572	797,912
Publicis Groupe S.A. (a)	10,364	475,292
Remy Cointreau S.A.	1,600	175,785
Renault S.A.	12,949	520,659
Rexel S.A.	7,719	132,140
Safran S.A.	16,367	609,214
Sanofi-Aventis S.A.	85,959	6,536,651
Schneider Electric S.A.	37,151	2,075,813
Scor SE	11,686	284,326
SES S.A.	20,693	490,707
Société BIC S.A.	1,753	181,612
Société Générale S.A.	49,798	1,177,387
Sodexo S.A.	6,625	517,658
Suez Environnement S.A.	22,682	244,846
Technip S.A.	6,959	728,244
Thales S.A.	6,811	226,016
Total S.A. (a)	151,846	6,871,907
Unibail-Rodamco SE (REIT) (a)	6,587	1,218,685
Vallourec S.A.	8,091	333,009
Veolia Environnement S.A.	23,240	294,909
Vinci S.A.	32,357	1,518,664
Vivendi S.A.	92,302	1,720,767
Wendel S.A.	2,267	168,210
Zodiac Aerospace S.A.	2,442	249,178

		60,285,725

Germany—7.1%
Adidas AG	15,345	1,103,675
Allianz SE	32,517	3,278,916
Axel Springer AG (a)	3,006	129,623
BASF SE	65,700	4,578,212
Bayer AG	59,158	4,277,771
Bayerische Motoren Werke AG	23,534	1,710,009
Beiersdorf AG	6,805	442,768
Brenntag AG (a) (c)	3,310	367,206
Commerzbank AG	246,007	419,060
Continental AG	5,500	459,762
Daimler AG	64,808	2,922,848
Deutsche Bank AG	66,512	2,424,047
Deutsche Boerse AG	14,609	790,692
Deutsche Lufthansa AG	17,782	206,408
Deutsche Post AG	63,326	1,124,721
Deutsche Telekom AG	200,986	2,211,053
E.ON AG	128,846	2,783,187
Fraport AG (a)	2,305	124,453
Fresenius Medical Care AG	14,375	1,020,341
Fresenius SE	8,867	922,045
GEA Group AG	14,333	381,643
Hannover Rueckversicherung AG	3,778	224,959
HeidelbergCement AG	9,200	442,897

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Henkel AG & Co. KGaA	10,189	$566,223
Hochtief AG	2,679	130,106
Hugo Boss AG	1,510	149,775
Infineon Technologies AG (c)	73,323	498,558
K&S AG	11,843	541,870
Kabel Deutschland Holding AG (c)	6,250	390,046
Lanxess AG	5,523	349,362
Linde AG	11,984	1,871,841
MAN AG	3,045	312,078
Merck KGaA	5,143	514,669
Metro AG	8,734	255,491
Müenchener Rüeckversicherungs AG	12,534	1,773,382
RWE AG	34,949	1,432,686
Salzgitter AG	2,440	100,585
SAP AG	65,822	3,897,926
Siemens AG	58,849	4,960,590
Suedzucker AG	4,518	160,267
ThyssenKrupp AG	26,592	434,434
United Internet AG	8,781	151,163
Volkswagen AG	2,470	373,702

		51,211,050

Greece—0.0%
Coca-Cola Hellenic Bottling Co. S.A.	19,194	341,464

Hong Kong—2.9%
AIA Group, Ltd. (c)	730,800	2,520,116
ASM Pacific Technology, Ltd. (a)	14,200	181,198
Bank of East Asia, Ltd. (a)	101,720	366,378
BOC Hong Kong Holdings, Ltd.	253,965	781,703
Cathay Pacific Airways, Ltd.	87,000	140,972
Cheung Kong Holdings, Ltd.	97,000	1,198,827
Cheung Kong Infrastructure Holdings, Ltd.	33,000	198,184
CLP Holdings, Ltd.	139,877	1,188,983
First Pacific Co., Ltd.	154,000	160,471
Galaxy Entertainment Group, Ltd. (a) (c)	106,000	266,011
Hang Lung Group, Ltd.	73,000	449,966
Hang Lung Properties, Ltd.	161,000	548,127
Hang Seng Bank, Ltd. (a)	56,300	768,769
Henderson Land Development Co., Ltd.	73,000	406,581
HKT Trust (c)	12,304	9,643
Hong Kong & China Gas Co.	365,425	776,375
Hong Kong Exchanges & Clearing, Ltd. (a)	73,400	1,052,113
Hopewell Holdings, Ltd.	50,000	142,408
Hutchison Whampoa, Ltd.	149,000	1,288,867
Hysan Development Co., Ltd.	45,000	171,186
Kerry Properties, Ltd.	46,500	198,072
Li & Fung, Ltd. (a)	429,600	832,610
MGM China Holdings, Ltd. (c)	71,200	109,522
MTR Corp.	95,000	325,156
New World Development, Ltd.	261,531	308,462
NWS Holdings, Ltd.	93,000	135,196
PCCW, Ltd.	283,000	103,616
Power Assets Holdings, Ltd.	99,549	746,915
Sands China, Ltd. (c)	165,200	529,268
Shangri-La Asia, Ltd.	109,540	208,977

Hong Kong—(Continued)
Sino Land Co.	193,600	$293,414
SJM Holdings, Ltd.	141,000	262,384
Sun Hung Kai Properties, Ltd.	112,000	1,328,486
Swire Pacific, Ltd.	51,817	603,829
The Link Real Estate Investment Trust (REIT)	161,141	657,867
Wharf Holdings, Ltd.	104,976	584,390
Wheelock & Co., Ltd.	68,000	257,092
Wing Hang Bank, Ltd.	13,500	130,502
Wynn Macau, Ltd. (a) (c)	104,000	245,125
Yue Yuen Industrial Holdings, Ltd.	50,500	157,677

		20,635,438

Ireland—0.4%
CRH plc	53,933	1,039,767
Elan Corp. plc (c)	36,869	538,962
Kerry Group plc	11,180	490,811
WPP plc	91,722	1,116,455

		3,185,995

Israel—0.6%
Bank Hapoalim B.M.	72,497	224,801
Bank Leumi le-Israel B.M.	101,093	246,699
Bezeq Israeli Telecommunication Corp., Ltd.	178,026	188,526
Israel Chemicals, Ltd.	29,917	330,540
NICE Systems, Ltd. (c)	5,213	190,462
Teva Pharmaceutical Industries, Ltd.	68,771	2,712,828
The Israel Corp., Ltd.	211	118,886

		4,012,742

Italy—2.0%
Assicuraziono Generali S.p.A.	82,143	1,117,858
Atlantia S.p.A.	22,767	291,600
Banca Monte dei Paschi di Siena S.p.A. (a)	345,338	86,880
Banco Popolare S.C.	124,102	167,290
Enel Green Power S.p.A (c)	151,622	241,064
Enel S.p.A.	475,033	1,537,269
ENI S.p.A. (a)	172,690	3,695,780
Exor S.p.A (a)	4,938	106,638
Fiat Industrial S.p.A. (c)	61,911	611,808
Fiat S.p.A. (a)	59,813	303,508
Finmeccanica S.p.A. (a)	28,782	116,720
Intesa Sanpaolo S.p.A.	731,738	1,049,544
Luxottica Group S.p.A.	9,343	328,518
Mediobanca S.p.A.	44,816	199,018
Pirelli & C. S.p.A.	17,048	180,337
Prysmian S.p.A.	13,126	196,880
Saipem S.p.A.	20,521	916,479
Snam Rete Gas S.p.A.	112,113	501,203
Telecom Italia S.p.A.	668,281	660,396
Telecom Italia S.p.A.-RNC	491,217	396,243
Terna Rete Elettrica Nazionale S.p.A.	92,170	333,030
UniCredit S.p.A.	294,576	1,119,357
Unione di Banche Italiane SCPA	56,320	185,373

		14,342,793

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—20.9%
Advantest Corp. (a)	11,800	$184,865
Aeon Co., Ltd. (a)	41,000	511,995
Aeon Credit Service Co., Ltd. (a)	5,900	109,605
Aeon Mall Co., Ltd.	6,200	132,117
Air Water, Inc.	10,000	121,175
Aisin Seiki Co., Ltd.	13,000	433,391
Ajinomoto Co., Inc.	44,000	612,797
Alfresa Holdings Corp. (a)	3,000	159,299
All Nippon Airways Co., Ltd. (a)	59,000	167,626
Amada Co., Ltd.	27,000	160,438
Aozora Bank, Ltd.	44,000	105,210
Asahi Breweries, Ltd.	30,100	647,650
Asahi Glass Co., Ltd. (a)	72,000	485,505
Asahi Kasei Corp.	98,000	532,623
Asics Corp.	11,000	140,014
Astellas Pharma, Inc.	32,400	1,417,802
Benesse Corp.	5,000	223,946
Bridgestone Corp. (a)	46,800	1,075,438
Brother Industries, Ltd.	16,400	188,032
Canon, Inc. (a)	81,200	3,257,381
Central Japan Railway Co.	104	823,407
Chiyoda Corp. (a)	11,000	135,005
Chubu Electric Power Co., Inc.	47,800	777,484
Chugai Pharmaceutical Co., Ltd. (a)	15,100	286,394
Chuo Mitsui Trust Holdings, Inc.	217,262	650,247
Citizen Holdings Co., Ltd.	20,000	117,607
Cosmo Oil Co., Ltd. (a)	43,000	109,546
Credit Saison Co., Ltd.	10,500	233,422
Dai Nippon Printing Co., Ltd.	40,000	313,758
Daicel Chemical Industries, Ltd.	22,000	135,360
Daido Steel Co., Ltd.	21,000	131,020
Daihatsu Motor Co., Ltd. (a)	14,000	245,702
Daiichi Sankyo Co., Ltd.	51,200	863,623
Daikin Industries, Ltd.	16,800	472,567
Dainippon Sumitomo Pharma Co., Ltd. (a)	12,000	122,619
Daito Trust Construction Co., Ltd.	5,000	475,168
Daiwa House Industry Co., Ltd.	37,000	526,231
Daiwa Securities Group, Inc. (a)	110,000	414,905
Dena Co., Ltd.	6,700	178,175
Denki Kagaku Kogyo K.K.	35,000	122,380
Denso Corp.	35,000	1,193,880
Dentsu, Inc.	12,700	376,381
East Japan Railway Co.	24,400	1,534,715
Eisai Co., Ltd.	18,200	800,504
Electric Power Development Co., Ltd.	8,800	231,207
FamilyMart Co., Ltd.	4,300	197,243
Fanuc, Ltd.	13,700	2,254,963
Fast Retailing Co., Ltd.	3,700	744,115
Fuji Electric Holdings Co., Ltd. (a)	42,000	102,768
Fuji Heavy Industries, Ltd. (a)	42,000	339,636
FUJIFILM Holdings Corp.	32,600	617,434
Fujitsu, Ltd.	135,000	648,055
Fukuoka Financial Group, Inc.	53,000	207,476
Gree, Inc. (a)	6,800	136,897
GS Yuasa Corp. (a)	22,000	100,740
Hakuhodo DY Holdings, Inc.	1,760	116,743
Hamamatsu Photonics KK	4,800	162,833

Japan—(Continued)
Hankyu Hanshin Holdings, Inc.	83,000	$419,894
Hino Motors, Ltd.	19,000	137,555
Hirose Electric Co., Ltd. (a)	2,200	217,917
Hisamitsu Pharmaceutical Co., Inc. (a)	4,700	231,910
Hitachi Chemical Co., Ltd.	7,300	114,606
Hitachi Construction Machinary Co., Ltd. (a)	6,400	120,705
Hitachi High-Technologies Corp.	4,700	116,033
Hitachi Metals, Ltd.	12,000	143,226
Hitachi, Ltd.	324,000	1,996,260
Hokkaido Electric Power Co., Inc.	15,300	198,108
Hokuriku Electric Power Co. (a)	12,000	187,096
Honda Motor Co., Ltd. (a)	116,800	4,076,079
Hoya Corp.	30,100	664,424
Ibiden Co., Ltd.	8,300	150,167
Idemitsu Kosan Co., Ltd.	1,600	143,338
Ihi Corp.	99,000	211,672
Inpex Corp.	158	887,409
Isetan Mitsukoshi Holdings, Ltd.	22,600	240,167
Isuzu Motors, Ltd.	84,000	449,906
Itochu Corp.	106,000	1,114,349
J. Front Retailing Co., Ltd.	30,000	151,001
Japan Prime Realty Investment Corp. (REIT) (a)	49	138,281
Japan Real Estate Investment Corp. (REIT)	40	368,416
Japan Retail Fund Investment Corp. (REIT)	135	214,452
Japan Tobacco, Inc.	65,200	1,935,619
JFE Holdings, Inc.	31,400	525,994
JGC Corp.	14,000	405,942
JS Group Corp.	18,800	398,445
JSR Corp.	11,300	196,390
JTEKT Corp.	20,700	214,198
Jupiter Telecommunications Co., Ltd. (c)	154	157,491
JX Holdings, Inc. (c)	163,100	839,366
Kajima Corp.	59,000	173,426
Kamigumi Co., Ltd.	17,000	135,936
Kaneka Corp. (a)	20,000	110,855
Kansai Paint Co., Ltd. (a)	15,000	160,916
Kao Corp.	36,500	1,008,499
Kawasaki Heavy Industries, Ltd. (a)	96,000	263,136
Kawasaki Kisen Kaisha, Ltd. (a)	55,000	109,065
KDDI Corp.	193	1,247,178
Keihin Electric Express Railway Co., Ltd. (a)	36,000	328,158
Keio Corp.	45,000	326,840
Keisei Electric Railway Co., Ltd.	20,000	169,190
Keyence Corp.	3,300	817,633
Kikkoman Corp. (a)	12,000	148,672
Kintetsu Corp. (a)	121,120	483,852
Kirin Holdings Co., Ltd. (a)	62,000	732,045
Kobe Steel, Ltd.	177,000	213,005
Komatsu, Ltd.	68,100	1,635,185
Konami Corp. (a)	8,300	188,855
Konica Minolta Holdings, Inc.	37,000	292,117
Kubota Corp.	81,000	748,887
Kuraray Co., Ltd.	24,500	317,717
Kurita Water Industries, Ltd. (a)	7,100	164,462
Kyocera Corp.	11,100	960,194
Kyowa Hakko Kogyo Co., Ltd. (a)	20,000	205,859
Kyushu Electric Power Co., Inc.	28,400	337,521

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Lawson, Inc. (a)	4,900	$343,440
Makita Corp. (a)	7,200	253,602
Marubeni Corp.	113,000	753,466
Marui Group Co., Ltd.	16,000	122,334
Matsushita Electric Industrial Co., Ltd. (a)	154,900	1,262,181
Mazda Motor Corp. (a)	180,000	244,769
McDonald’s Holdings Co. Japan, Ltd. (a)	5,000	140,940
Medipal Holdings Corp.	10,800	153,091
MEIJI Holdings Co., Ltd.	5,100	234,545
Miraca Holdings, Inc.	4,000	166,624
Mitsubishi Chemical Holdings Corp.	95,500	421,356
Mitsubishi Corp.	100,800	2,039,214
Mitsubishi Electric Corp.	136,000	1,135,558
Mitsubishi Estate Co., Ltd.	88,000	1,581,512
Mitsubishi Gas & Chemical Co., Inc.	26,000	148,039
Mitsubishi Heavy Industries, Ltd.	225,000	915,278
Mitsubishi Materials Corp.	79,000	229,129
Mitsubishi Motors Corp. (a) (c)	320,000	322,584
Mitsubishi Tanabe Pharma Corp.	15,000	215,925
Mitsubishi UFJ Financial Group, Inc.	912,488	4,374,913
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,150	173,215
Mitsui & Co., Ltd.	124,717	1,853,756
Mitsui Chemicals, Inc.	57,000	143,092
Mitsui Fudosan Co., Ltd.	60,000	1,166,042
Mitsui OSK Lines, Ltd. (a)	75,000	270,648
Mitsui Sumitomo Insurance Group	39,700	696,148
Mizuho Financial Group, Inc.	1,636,000	2,774,507
Murata Manufacturing Co., Ltd.	14,100	741,006
Nabtesco Corp. (a)	7,000	155,920
Namco Bandai Holdings, Inc.	12,500	172,129
NEC Corp. (a)	217,000	337,426
Nexon Co., Ltd. (c)	8,000	156,791
NGK Insulators, Ltd.	17,000	187,973
NGK Spark Plug Co., Ltd.	10,000	132,270
NHK Spring Co., Ltd.	11,100	119,736
Nidec Corp. (a)	8,300	630,570
Nikon Corp.	23,100	703,037
Nintendo Co., Ltd.	7,500	876,721
Nippon Building Fund, Inc. (REIT)	47	455,929
Nippon Electric Glass Co., Ltd. (a)	28,000	166,839
Nippon Express Co., Ltd.	59,000	244,000
Nippon Meat Packers, Inc.	14,000	185,739
Nippon Paper Group, Inc. (a)	6,300	100,195
Nippon Steel Corp.	374,000	849,014
Nippon Telephone & Telegraph Corp.	31,300	1,456,908
Nippon Yusen K.K. (a)	101,000	268,721
Nissan Motor Co., Ltd.	174,800	1,658,487
Nisshin Seifun Group, Inc.	13,000	152,450
Nissin Food Products Co., Ltd. (a)	4,700	179,398
Nitori Co., Ltd.	2,650	251,389
Nitto Denko Corp.	12,900	551,189
NKSJ Holdings, Inc. (c)	28,699	612,789
NOK Corp.	8,300	177,068
Nomura Holdings, Inc.	261,800	979,481
Nomura Real Estate Holdings, Inc.	7,000	128,404
Nomura Real Estate Office Fund, Inc. (REIT)	20	113,129
Nomura Research Institute, Ltd.	6,200	136,899

Japan—(Continued)
NSK, Ltd.	30,000	$194,029
NTN Corp.	47,000	147,864
NTT Data Corp.	111	341,456
NTT DoCoMo, Inc.	1,096	1,827,253
Obayashi Corp.	45,000	197,541
Odakyu Electric Railway Co., Ltd. (a)	44,000	438,561
OJI Paper Co., Ltd. (a)	68,000	261,588
Olympus Corp. (a)	16,000	259,972
Omron Corp.	13,600	287,678
Ono Pharmaceutical Co., Ltd.	6,400	403,285
Oracle Corp. Japan	2,900	125,041
Oriental Land Co., Ltd. (a)	3,400	389,553
ORIX Corp.	7,160	667,652
Osaka Gas Co., Ltd.	127,000	533,298
Otsuka Holdings Co., Ltd.	26,000	798,097
Rakuten, Inc.	49,500	513,544
Resona Holdings, Inc.	132,700	548,699
Ricoh Co., Ltd. (a)	45,000	380,568
Rinnai Corp. (a)	2,800	193,264
Rohm Co., Ltd.	6,700	258,183
Sankyo Co., Ltd.	3,600	175,964
Sanrio Co., Ltd. (a)	3,300	120,496
Santen Pharmaceutical Co., Ltd.	5,500	225,978
SBI Holdings, Inc. (a)	1,911	141,976
Secom Co., Ltd.	15,800	726,586
Sega Sammy Holdings, Inc.	17,300	352,499
Seiko Epson Corp. (a)	8,600	87,332
Sekisui Chemical Co., Ltd.	28,000	261,215
Sekisui House, Ltd.	46,000	434,937
Seven & I Holdings Co., Ltd.	53,100	1,602,880
Sharp Corp. (a)	77,000	391,584
Shikoku Electric Power Co., Inc.	15,100	321,217
Shimadzu Corp.	18,000	155,603
Shimamura Co., Ltd.	1,400	162,235
Shimano, Inc. (a)	6,300	412,831
Shimizu Corp.	37,000	128,656
Shin-Etsu Chemical Co., Ltd.	29,500	1,625,938
Shinsei Bank, Ltd.	100,000	121,552
Shionogi & Co., Ltd.	19,400	264,292
Shiseido Co., Ltd.	29,300	462,768
Showa Denko K.K.	129,000	251,157
SMC Corp.	3,700	641,541
Softbank Corp.	63,600	2,368,890
Sojitz Corp. (a)	113,600	188,306
Sony Corp. (a)	75,000	1,069,235
Sony Financial Holdings, Inc.	12,800	209,758
Stanley Electric Co., Ltd.	11,800	182,477
Sumitomo Chemical Co., Ltd.	109,000	335,820
Sumitomo Corp.	81,000	1,135,290
Sumitomo Electric Industries, Ltd.	56,334	701,668
Sumitomo Heavy Industries, Ltd.	39,000	175,430
Sumitomo Metal Industries, Ltd.	239,000	394,143
Sumitomo Metal Mining Co., Ltd.	40,000	451,035
Sumitomo Mitsui Financial Group, Inc.	95,600	3,159,467
Sumitomo Realty & Development Co., Ltd.	25,000	616,238
Sumitomo Rubber Industries, Ltd.	12,500	163,151
Suruga Bank, Ltd.	13,000	133,389

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Suzuken Co., Ltd.	5,300	$179,083
Suzuki Motor Corp.	26,200	538,019
Sysmex Corp.	6,600	261,309
T&D Holdings, Inc.	38,800	414,570
Taiheiyo Cement Corp.	82,000	188,496
Taisei Corp.	69,000	185,181
Taisho Pharmaceutical Holdings Co., Ltd. (a)	3,000	254,076
Taiyo Nippon Sanso Corp.	18,000	105,353
Takashimaya Co., Ltd.	19,000	146,148
Takeda Pharmaceutical Co., Ltd.	56,600	2,573,140
TDK Corp.	8,400	341,566
Teijin, Ltd.	66,000	201,176
Terumo Corp.	10,800	444,506
The Bank of Kyoto, Ltd. (a)	22,000	166,942
The Bank of Yokohama, Ltd.	83,000	392,736
The Chiba Bank, Ltd.	64,000	385,082
The Chugoku Bank, Ltd.	12,000	156,645
The Chugoku Electric Power Co., Inc.	23,700	390,919
The Dai-ichi Life Insurance Co., Ltd.	650	754,326
The Furukawa Electric Co., Ltd.	57,000	135,299
The Gunma Bank, Ltd.	26,000	123,213
The Hachijuni Bank, Ltd.	30,000	156,364
The Iyo Bank, Ltd.	17,000	135,921
The Japan Steel Works, Ltd.	21,000	116,111
The Joyo Bank, Ltd.	54,000	246,296
The Kansai Electric Power Co., Inc.	54,200	650,477
The Nishi-Nippon Bank, Ltd.	52,000	126,945
The Shizuoka Bank, Ltd. (a)	41,000	422,359
The Tokyo Electric Power Co., Inc. (a)	97,600	188,987
THK Co., Ltd.	7,700	146,121
Tobu Railway Co., Ltd.	73,000	385,231
Toho Co., Ltd. (a)	8,500	147,089
Toho Gas Co., Ltd.	31,000	192,882
Tohoku Electric Power Co., Inc.	29,800	299,941
Tokio Marine Holdings, Inc.	54,100	1,362,756
Tokyo Electron, Ltd.	12,400	580,958
Tokyo Gas Co., Ltd.	170,000	869,779
Tokyu Corp.	76,000	358,380
Tokyu Land Corp.	29,000	144,219
TonenGeneral Sekiyu K.K. (a)	18,000	160,060
Toppan Printing Co., Ltd. (a)	41,000	274,588
Toray Industries, Inc.	111,000	758,424
Toshiba Corp.	283,000	1,076,027
TOTO, Ltd.	19,000	142,147
Toyo Seikan Kaisha, Ltd.	10,200	123,809
Toyo Suisan Kaisha, Ltd.	6,000	160,459
Toyota Industries Corp.	12,600	360,644
Toyota Motor Corp.	197,400	7,970,781
Toyota Tsusho Corp.	14,200	271,341
Trend Micro, Inc.	7,000	207,043
Tsumura & Co. (a)	3,900	103,388
Ube Industries, Ltd.	68,000	158,111
Unicharm Corp.	7,600	433,736
USS Co., Ltd.	1,660	179,635
West Japan Railway Co.	11,700	482,781
Yahoo! Japan Corp. (a)	1,158	375,441
Yakult Honsha Co., Ltd. (a)	8,700	341,218

Japan—(Continued)
Yamada Denki Co., Ltd.	5,590	$285,834
Yamaguchi Financial Group, Inc.	15,000	132,456
Yamaha Corp.	11,500	118,552
Yamaha Motor Co., Ltd. (a)	24,800	237,030
Yamato Holdings Co., Ltd. (a)	27,000	435,506
Yamazaki Baking Co., Ltd.	9,000	118,062
Yaskawa Electric Corp. (a)	18,000	136,850
Yokogawa Electric Corp.	16,300	168,550

		150,431,987

Luxembourg—0.2%
ArcelorMittal	66,772	1,034,393
Tenaris S.A. (a)	32,705	573,419

		1,607,812

Netherlands—2.6%
Aegon NV	117,488	548,805
Akzo Nobel NV	16,759	790,554
ASML Holding NV	29,486	1,506,743
Corio NV (REIT) (a)	4,074	179,948
DE Master Blenders (c)	42,100	476,035
Delta Lloyd NV	9,946	138,495
EADS NV (a)	30,352	1,079,381
Fugro NV	4,445	270,857
Gemalto NV	5,659	408,116
Heineken Holding NV	8,238	369,751
Heineken NV (a)	16,408	859,473
ING Groep NV	273,866	1,852,911
Koninklijke Ahold NV	72,518	901,120
Koninklijke Boskalis Westminster NV	6,001	198,594
Koninklijke DSM NV	10,134	501,388
Koninklijke KPN NV (a)	107,502	1,032,264
Koninklijke Philips Electronics NV	72,143	1,430,529
Koninklijke Vopak NV	4,391	282,369
QIAGEN NV (c)	14,898	249,471
Randstad Holding NV (a)	9,402	278,438
Reed Elsevier NV	48,042	551,110
SBM Offshore NV	10,101	140,578
STMicroelectronics NV	44,693	246,480
TNT Express NV (c)	24,146	283,250
Unilever NV	116,475	3,909,403
Wolters Kluwer NV	22,877	365,213

		18,851,276

New Zealand—0.1%
Auckland International Airport, Ltd.	63,428	124,960
Contact Energy, Ltd.	25,746	100,091
Fletcher Building, Ltd.	46,652	221,562
Sky City Entertainment Group, Ltd.	39,539	108,398
Telecom Corp. of New Zealand, Ltd.	132,317	255,139

		810,150

Norway—0.9%
Aker Solutions ASA	11,775	167,776
DnB NOR ASA	66,462	661,648

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—(Continued)
Gjensidige Forsikring ASA (c)	14,357	$167,154
Norsk Hydro ASA	59,320	267,914
Orkla ASA	54,230	393,904
SeaDrill, Ltd. (a)	25,063	895,383
Statoil ASA	79,797	1,909,456
Subsea 7 S.A. (a)	18,500	367,520
Telenor ASA	56,038	935,237
Veripos, Inc. (c)	1,850	0
Yara International ASA	14,441	632,868

		6,398,860

Portugal—0.1%
Energias de Portugal S.A.	123,487	292,544
Galp Energia, SGPS, S.A.	18,188	231,333
Jeronimo Martins, SGPS, S.A.	16,641	281,598
Portugal Telecom, SGPS, S.A. (a)	48,993	215,931

		1,021,406

Singapore—1.7%
Ascendas Real Estate Investment Trust (REIT)	163,000	278,288
CapitaLand, Ltd. (a)	174,000	375,602
CapitaMall Trust (REIT)	153,200	232,058
CapitaMalls Asia, Ltd. (a)	101,000	125,948
City Developments, Ltd. (a)	34,000	303,843
ComfortDelGro Corp., Ltd.	153,000	187,473
DBS Group Holdings, Ltd.	132,467	1,462,112
Fraser & Neave, Ltd.	70,000	390,088
Genting Singapore plc (a) (c)	418,200	469,305
Global Logistic Properties, Ltd. (c)	174,000	289,859
Golden Agri-Resources, Ltd. (a)	492,569	263,309
Jardine Cycle & Carriage, Ltd.	8,000	295,151
Keppel Corp., Ltd.	102,700	841,500
Keppel Land, Ltd. (a)	54,000	138,787
Noble Group, Ltd.	263,909	235,617
Olam International, Ltd. (a)	94,090	136,915
Oversea-Chinese Banking Corp., Ltd.	183,880	1,284,513
SembCorp Industries, Ltd.	71,000	290,259
SembCorp Marine, Ltd. (a)	63,000	240,540
Singapore Airlines, Ltd. (a)	36,940	303,661
Singapore Exchange, Ltd. (a)	56,000	281,111
Singapore Press Holdings, Ltd. (a)	107,250	331,158
Singapore Technologies Engineering, Ltd.	126,000	310,925
Singapore Telecommunications, Ltd.	557,820	1,458,551
StarHub, Ltd.	44,000	119,299
United Overseas Bank, Ltd.	88,392	1,313,503
UOL Group, Ltd.	33,000	129,364
Wilmar International, Ltd. (a)	130,000	373,714
Yangzijiang Shipbuilding Holdings, Ltd. (a)	105,000	84,241

		12,546,694

Spain—2.6%
Abertis Infraestructuras S.A.	25,968	352,590
Abertis Infraestructuras S.A. (a) (c)	1,298	17,540
ACS Actividades de Construccion y Servicios S.A. (a)	9,579	205,926

Spain—(Continued)
Amadeus IT Holding S.A. (c)	26,387	$560,368
Banco de Sabadell S.A.	161,236	315,591
Banco Popular Espanol S.A. (a)	65,417	148,724
Banco Santander S.A.	668,788	4,479,225
BBVA S.A.	334,534	2,417,870
Caixabank S.A. (c)	1,248	4,057
Cintra Concesiones de Infraestructuras de Transporte S.A. (a)	31,917	360,878
Criteria CaixaCorp. S.A. (a) (c)	54,921	180,145
Distribuidora Internacional de Alimentacion S.A. (c)	40,028	188,659
Enagas S.A.	15,504	283,712
Gas Natural SDG S.A.	24,588	316,736
Grifols S.A.	13,029	331,405
Iberdrola S.A.	281,257	1,335,458
Inditex S.A.	15,855	1,644,478
International Consolidated Airlines Group S.A. (c)	77,576	195,502
Mapfre S.A. (a)	51,069	104,390
Red Electrica Corporacion S.A. (a)	8,934	390,702
Repsol YPF S.A. (a)	56,977	918,658
Telefonica S.A.	294,067	3,890,520
Zardoya Otis S.A. (a)	8,390	93,624

		18,736,758

Sweden—3.0%
Alfa Laval AB	25,994	447,641
Assa Abloy AB (Series B)	24,301	681,010
Atlas Copco AB (Series A)	47,637	1,030,789
Atlas Copco AB (Series B)	26,827	514,045
Boliden AB	18,744	262,766
Electrolux AB (a)	17,118	342,527
Elekta AB	6,581	300,774
Getinge AB (Class B)	13,484	334,873
Hennes & Mauritz AB (Series B)	67,700	2,439,315
Hexagon AB (Series B)	17,090	295,354
Holmen AB (Series B)	3,603	98,301
Husqvarna AB (Series B)	25,677	121,819
Industrivarden AB	8,655	111,966
Investor AB	33,352	639,477
Kinnevik Investment AB	14,418	290,216
LM Ericsson Telephone Co. (Class B)	214,887	1,965,102
Lundin Petroleum AB (c)	16,017	301,134
Millicom International Cellular S.A. (c)	5,199	491,584
Modern Times Group AB (a)	3,471	161,437
Nordea Bank AB	183,884	1,595,446
Ratos AB (a)	13,548	129,140
Sandvik AB	74,433	960,358
Scania AB	21,772	374,660
Securitas AB	21,462	167,326
Skandinaviska Enskilda Banken AB (Series A)	111,704	729,726
Skanska AB (a)	30,532	469,285
SKF AB	26,654	528,468
Svenska Cellulosa AB	45,788	689,161
Svenska Handelsbanken AB	34,300	1,133,139
Swedbank AB	55,651	881,968

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Swedish Match AB	14,499	$586,425
Tele2 AB	21,032	326,676
TeliaSonera AB	149,892	961,008
Volvo AB (Series B)	99,557	1,142,979

		21,505,895

Switzerland—8.1%
ABB, Ltd.	156,873	2,567,370
Actelion, Ltd. (c)	7,563	311,497
Adecco S.A.	8,604	383,964
Aryzta AG	5,635	280,818
Baloise Holdings AG	3,194	211,444
Banque Cantonale Vaudoise	215	114,364
Barry Callebaut AG	132	120,248
Cie Financiere Richemont S.A.	37,370	2,056,628
Credit Suisse Group AG	84,951	1,556,296
GAM Holding, Ltd.	13,088	146,115
Geberit AG	2,812	556,230
Givaudan S.A.	558	549,590
Holcim, Ltd.	16,305	905,857
Julius Baer Group, Ltd.	15,630	567,489
Kuehne & Nagel International AG	4,135	438,895
Lindt & Spruengli AG	7	257,884
Lindt & Spruengli AG (Participation Certificate)	55	170,486
Lonza Group AG	4,506	188,161
Nestle S.A.	235,997	14,116,969
Novartis AG	163,809	9,162,840
Pargesa Holding S.A.	1,694	101,223
Partners Group Holding AG	967	172,396
Roche Holding AG	50,250	8,698,815
Schindler Holding AG	1,428	161,474
SGS S.A.	415	779,801
Sika AG	137	264,592
Sonova Holding AG	3,960	383,194
Straumann Holding AG (a)	614	90,430
Sulzer AG	1,649	196,040
Swatch Group AG (Class A)	3,213	224,167
Swatch Group AG (Class B)	2,110	837,181
Swiss Life Holding AG (c)	2,159	204,304
Swiss Prime Site AG (c)	3,485	291,688
Swisscom AG	1,743	702,648
SwissRe, Ltd. (c)	24,745	1,558,904
Syngenta AG	6,649	2,276,212
Transocean, Ltd. (c)	24,746	1,115,365
UBS AG	260,428	3,054,075
Zurich Financial Services AG	10,424	2,358,444

		58,134,098

United Kingdom—22.0%
3i Group plc (c)	63,549	197,023
Aberdeen Asset Management plc	61,345	250,201
Admiral Group plc	16,009	299,870
Aggreko plc	18,556	604,498
AMEC plc	25,910	409,542
Anglo American plc (c)	94,654	3,110,157
Antofagasta plc	26,957	463,329

United Kingdom—(Continued)
ARM Holdings plc	93,845	$748,423
Associated British Foods plc	24,859	500,913
AstraZeneca plc	90,819	4,065,474
Aviva plc	205,068	879,079
Babcock International Group plc	24,050	322,283
BAE Systems plc	232,106	1,051,910
Balfour Beatty plc	43,332	203,273
Barclays plc	828,767	2,124,586
BG Group plc	242,462	4,969,957
BHP Billiton plc	151,074	4,320,470
BP plc	1,354,697	9,090,017
British American Tobacco plc	141,389	7,207,028
British Land Co. plc (REIT)	62,096	498,163
British Sky Broadcasting plc	82,126	897,645
BT Group plc	549,280	1,823,495
Bunzl plc	22,401	367,508
Burberry Group plc	32,742	683,975
Capita Group plc	48,717	501,678
Capital Shopping Centres Group plc (REIT)	48,962	247,986
Carnival plc (c)	14,668	502,680
Centrica plc	370,138	1,847,914
Cobham plc	73,272	267,252
Compass Group plc	135,838	1,426,928
Croda International plc	9,658	343,429
Diageo plc	179,121	4,614,702
Eurasian Natural Resources Corp. plc (c)	21,266	138,986
Evraz plc (a)	24,016	98,431
Experian plc	72,050	1,019,285
Fresnillo plc	11,783	270,817
G4S plc	106,542	466,618
GKN plc	107,131	305,491
GlaxoSmithKline plc	358,771	8,147,380
Glencore International plc (a) (c)	98,931	460,283
Hammerson plc (REIT) (c)	56,484	394,318
HSBC Holdings plc	1,282,271	11,322,954
ICAP plc	36,213	192,002
IMI plc	22,920	299,582
Imperial Tobacco Group plc	72,499	2,793,645
Inmarsat plc	28,473	219,344
Intercontinental Hotels Group plc (a)	21,614	523,124
International Power plc (b)	109,596	718,720
Intertek Group plc	10,631	447,451
Invensys plc	47,928	167,544
Investec plc (a)	41,855	244,696
J. Sainsbury plc	96,306	456,831
Johnson Matthey plc	14,556	505,452
Kazakhmys plc	13,920	158,698
Kingfisher plc	164,859	746,507
Land Securities Group plc (REIT)	60,401	701,518
Legal & General Group plc	429,168	861,784
Lloyds Banking Group plc	2,908,873	1,432,888
London Stock Exchange Group plc	9,645	152,166
Lonmin plc (a)	11,828	144,597
Man Group plc	133,525	159,880
Marks & Spencer Group plc	118,772	608,088
Meggitt plc	55,862	339,262
National Grid plc	254,654	2,699,375

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Next plc	11,690	$587,039
Old Mutual plc	337,381	804,128
Pearson plc	56,693	1,127,639
Petrofac, Ltd.	17,337	379,571
Prudential plc	179,978	2,088,356
Randgold Resources, Ltd.	6,351	572,345
Reckitt Benckiser Group plc	46,981	2,481,496
Reed Elsevier plc	91,180	732,563
Resolution, Ltd.	99,349	305,677
Rexam plc	57,692	382,220
Rio Tinto plc	95,904	4,587,034
Rolls-Royce Holdings plc	133,971	1,810,044
Royal Bank of Scotland Group plc (c)	147,994	502,442
Royal Dutch Shell plc (Class A)	261,274	8,814,267
Royal Dutch Shell plc (Class B)	189,152	6,611,136
RSA Insurance Group plc	285,556	484,788
SABMiller plc	67,778	2,726,459
Schroders plc	6,754	142,384
Scottish & Southern Energy plc	67,077	1,464,542
Segro plc (REIT)	61,844	211,123
Serco Group plc (a)	34,317	288,969
Severn Trent plc	16,575	429,927
Shire plc	39,190	1,128,002
Smith & Nephew plc	66,221	663,867
Smiths Group plc	25,680	409,348
Standard Chartered plc	170,192	3,715,776
Standard Life plc	171,497	629,861
Tate & Lyle plc	33,576	341,691
Tesco plc	573,416	2,791,385
The Sage Group plc	104,660	455,427
The Weir Group plc (a)	13,923	336,299
Tullow Oil plc	67,146	1,552,291
Unilever plc	90,999	3,062,891
United Utilities Group plc	48,207	510,806
Vendeta Resources plc (a)	9,571	138,078
Vodafone Group plc	3,548,986	9,985,997
Whitbread plc	12,742	407,207
WM Morrison Supermarkets plc	168,319	703,512
Wolseley plc (c)	20,431	764,471
Xstrata plc	148,498	1,877,097

		159,047,260

United States—0.1%
Johnson & Johnson	7,676	518,591

Total Common Stock (Identified Cost $746,411,231)		686,267,707

Exchange Traded Funds—3.5%

United States—3.5%
iShares MSCI EAFE Index Fund (d)	503,800	25,169,848

Total Exchange Traded Funds (Identified Cost $25,296,448)		25,169,848

Preferred Stock—0.5%
Security Description	Shares	Value*

Germany—0.4%
Bayerische Motoren Werke AG	3,505	$173,399
Henkel AG & Co. KGaA	12,771	850,524
Porsche Automobil Holding SE (a)	11,570	577,751
ProSiebenSat.1 Media AG	5,172	115,778
RWE AG (a)	2,797	103,843
Volkswagen AG	10,352	1,645,889

		3,467,184

Switzerland—0.1%
Schindler Holding AG	3,222	361,325

Total Preferred Stock (Identified Cost $2,942,360)		3,828,509

Rights—0.0%

Australia—0.0%
Echo Entertainment Group, Ltd., expires 07/09/12	8,780	8,820

Spain—0.0%
Repsol YPF S.A., expires 07/12/12 (c)	56,977	40,058
Zardoya Otis S.A. (a) (c)	8,390	4,546

		44,604

Total Rights (Identified Cost $51,523)		53,424

Units—0.0%

Singapore—0.0%
Hutchison Port Holdings Trust (c)	350,000	250,208

Total Units (Identified Cost $346,803)		250,208

Short Term Investments—9.6%
Security Description	Shares/Par Amount	Value*

United States—9.6%
Federal Home Loan Bank
0.010%, 07/18/12	$150,000	149,995
State Street Navigator Securities Lending Prime Portfolio (e)	65,214,689	65,214,689
U.S. Treasury Bills
0.038%, 07/19/12	1,875,000	1,874,960
0.068%, 09/20/12	325,000	324,941
0.038%, 08/16/12	1,325,000	1,324,894

Total Short Term Investments (Identified Cost $68,889,479)		68,889,479

Total Investments—108.8% (Identified Cost $843,937,844) (f)		784,459,175
Liabilities in excess of other assets		(63,330,468)

Net Assets—100.0%		$721,128,707

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $63,748,961 and the collateral received consisted of cash in the amount of $65,214,689 and non-cash collateral with a value of $312,711. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2012, these securities represent 0.1% of net assets.
(c)	Non-Income Producing.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2012, the market value of securities pledged was $999,200.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $843,868,405. The aggregate unrealized appreciation and depreciation of investments was $108,530,491 and $(167,939,721), respectively, resulting in net unrealized depreciation of $(59,409,230) for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.

Ten Largest Industries as of June 30, 2012	% of Net Assets
Commercial Banks	11.1%
Pharmaceuticals	7.2%
Oil, Gas & Consumable Fuels	7.1%
Metals & Mining	4.7%
Insurance	4.3%
Food Products	4.0%
Chemicals	3.5%
Automobiles	3.4%
Diversified Telecommunication Services	3.0%
Beverages	2.5%

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Unrealized Appreciation
MSCI EAFE eMini Index Futures	NYSE Liffe	9/21/2012	50	$3,371,145	$3,559,500	$188,355

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$33,466	$60,187,642	$—	$60,221,108
Austria	—	1,847,027	—	1,847,027
Belgium	—	7,728,491	—	7,728,491
Denmark	—	7,864,759	—	7,864,759
Finland	—	4,980,328	—	4,980,328
France	—	60,285,725	—	60,285,725
Germany	—	51,211,050	—	51,211,050
Greece	—	341,464	—	341,464
Hong Kong	—	20,635,438	—	20,635,438
Ireland	—	3,185,995	—	3,185,995
Israel	—	4,012,742	—	4,012,742
Italy	—	14,342,793	—	14,342,793
Japan	—	150,431,987	—	150,431,987
Luxembourg	—	1,607,812	—	1,607,812
Netherlands	476,035	18,375,241	—	18,851,276
New Zealand	—	810,150	—	810,150
Norway	—	6,398,860	—	6,398,860
Portugal	—	1,021,406	—	1,021,406
Singapore	—	12,546,694	—	12,546,694
Spain	21,597	18,715,161	—	18,736,758
Sweden	—	21,505,895	—	21,505,895
Switzerland	264,592	57,869,506	—	58,134,098
United Kingdom	—	158,328,540	718,720	159,047,260
United States	518,591	—	—	518,591
Total Common Stock	1,314,281	684,234,706	718,720	686,267,707
Total Exchange Traded Funds*	25,169,848	—	—	25,169,848
Total Preferred Stock*	—	3,828,509	—	3,828,509
Total Units*	—	250,208	—	250,208
Total Rights*	—	53,424	—	53,424
Short Term Investments
United States	65,214,689	3,674,790	—	68,889,479
Total Investments	$91,698,818	$692,041,637	$718,720	$784,459,175

Futures Contracts**
Futures Contracts (Net Unrealized Appreciation)	$188,355	$—	$—	$188,355

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Schedule of Investments as of June 30, 2012 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of December 31, 2011	$0
Transfers into Level 3	573,766
Transfers out of Level 3	0
Accrued discounts/premiums	0
Realized gain	0
Change in unrealized appreciation	144,954
Security purchases	0
Security sales	0
Balance as of June 30, 2012	$718,720

Common stock transfer into level 3 was due to a trading halt on the security’s exchange which resulted in the lack of observable inputs. The change in unrealized appreciation on investments held at June 30, 2012 was $144,954.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$784,459,175
Cash		6,356
Cash denominated in foreign currencies (c)		847,438
Receivable for:
Securities sold		21,319
Fund shares sold		3,601,906
Interest and dividends		2,310,417
Foreign taxes		591,211
Futures variation margin		126,000

Total Assets		791,963,822
Liabilities
Payable for:
Securities purchased	$4,823,782
Fund shares redeemed	258,414
Foreign taxes	39,457
Collateral for securities loaned	65,214,689
Accrued expenses:
Management fees	166,341
Distribution and service fees	85,608
Deferred trustees’ fees	29,850
Other expenses	216,974

Total Liabilities		70,835,115

Net Assets		$721,128,707

Net assets consists of:
Paid in surplus		$809,604,902
Undistributed net investment income		11,524,563
Accumulated net realized losses		(40,712,212)
Unrealized depreciation on investments and foreign currency transactions		(59,288,546)

Net Assets		$721,128,707

Net Assets
Class A		$275,040,845
Class B		348,717,557
Class E		35,451,417
Class G		61,918,888
Capital Shares Outstanding (d)
Class A		26,752,434
Class B		34,479,208
Class E		3,463,229
Class G		6,147,199
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.28
Class B		10.11
Class E		10.24
Class G		10.07

(a)	Identified cost of investments was $843,937,844.
(b)	Includes securities on loan with a value of $63,748,961.
(c)	Identified cost of cash denominated in foreign currencies was $840,979.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$17,586,683
Interest (b)		693,892

		18,280,575
Expenses
Management fees	$1,088,242
Distribution and service fees—Class B	430,704
Distribution and service fees—Class E	27,019
Distribution and service fees—Class G	93,378
Trustees’ fees and expenses	24,776
Custodian and accounting	205,052
Audit and tax services	16,021
Legal	5,530
Shareholder reporting	100,063
Insurance	4,656
Miscellaneous	12,355

Total expenses	2,007,796
Less management fee waivers	(5,706)	2,002,090

Net Investment Income		16,278,485

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,805,178)
Futures contracts	(165,145)
Foreign currency transactions	12,303	(4,958,020)

Net change in unrealized appreciation on:
Investments	15,336,913
Futures contracts	273,500
Foreign currency transactions	9,905	15,620,318

Net realized and unrealized gain		10,662,298

Net Increase in Net Assets From Operations		$26,940,783

(a)	Net of foreign taxes of $1,486,437.
(b)	Includes net income on securities loaned of $691,688.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,278,485	$22,419,556
Net realized loss	(4,958,020)	(4,160,627)
Net change in unrealized appreciation (depreciation)	15,620,318	(115,331,456)

Increase (decrease) in net assets from operations	26,940,783	(97,072,527)

From Distributions to Shareholders
Net investment income
Class A	(8,879,126)	(7,978,686)
Class B	(10,064,808)	(7,580,564)
Class E	(1,073,279)	(1,000,619)
Class G	(1,823,471)	(1,230,947)

Total distributions	(21,840,684)	(17,790,816)

Increase in net assets from capital share transactions	9,304,664	56,780,375

Total increase (decrease) in net assets	14,404,763	(58,082,968)

Net Assets
Beginning of the period	706,723,944	764,806,912

End of the period	$721,128,707	$706,723,944

Undistributed Net Investment Income
End of the period	$11,524,563	$17,086,762

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,565,752	$16,652,471	4,181,787	$47,812,350
Reinvestments	836,076	8,879,126	645,525	7,978,686
Redemptions	(3,349,238)	(35,425,105)	(4,974,992)	(57,684,997)

Net decrease	(947,410)	$(9,893,508)	(147,680)	$(1,893,961)

Class B
Sales	2,238,973	$22,614,395	5,576,816	$60,651,130
Reinvestments	962,219	10,064,808	622,889	7,580,564
Redemptions	(1,479,253)	(15,787,225)	(2,296,775)	(26,253,016)

Net increase	1,721,939	$16,891,978	3,902,930	$41,978,678

Class E
Sales	117,427	$1,187,582	316,265	$3,547,730
Reinvestments	101,444	1,073,279	81,285	1,000,619
Redemptions	(240,815)	(2,606,725)	(938,395)	(11,101,549)

Net decrease	(21,944)	$(345,864)	(540,845)	$(6,553,200)

Class G
Sales	742,486	$7,602,401	2,623,160	$29,932,476
Reinvestments	174,997	1,823,471	101,563	1,230,947
Redemptions	(657,279)	(6,773,814)	(701,533)	(7,914,565)

Net increase	260,204	$2,652,058	2,023,190	$23,248,858

Increase derived from capital share transactions		$9,304,664		$56,780,375

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.22		$11.95	$11.34	$9.36	$17.19	$16.00

Income (Loss) From Investment Operations
Net investment income (a)	0.24		0.36	0.28	0.28	0.46	0.46
Net realized and unrealized gain (loss) on investments	0.16		(1.80)	0.63	2.20	(7.31)	1.26

Total from investment operations	0.40		(1.44)	0.91	2.48	(6.85)	1.72

Less Distributions
Distributions from net investment income	(0.34)		(0.29)	(0.30)	(0.43)	(0.41)	(0.35)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.07)	(0.57)	(0.18)

Total distributions	(0.34)		(0.29)	(0.30)	(0.50)	(0.98)	(0.53)

Net Asset Value, End of Period	$10.28		$10.22	$11.95	$11.34	$9.36	$17.19

Total Return (%) (c)	3.79	(b)	(12.50)	8.19	28.67	(42.08)	10.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	(d)	0.41	0.41	0.44	0.42	0.41
Net ratio of expenses to average net assets (%) (e)	0.40	(d)	0.41	0.40	0.43	0.41	0.41
Ratio of net investment income to average net assets (%)	4.63	(d)	3.09	2.59	2.87	3.44	2.69
Portfolio turnover rate (%)	10	(d)	11	11	13	15	24
Net assets, end of period (in millions)	$275.04		$283.19	$332.68	$334.62	$269.72	$511.80

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.05		$11.75	$11.16	$9.21	$16.92	$15.76

Income (Loss) From Investment Operations
Net investment income (a)	0.23		0.32	0.25	0.25	0.42	0.41
Net realized and unrealized gain (loss) on investments	0.14		(1.76)	0.62	2.16	(7.19)	1.23

Total from investment operations	0.37		(1.44)	0.87	2.41	(6.77)	1.64

Less Distributions
Distributions from net investment income	(0.31)		(0.26)	(0.28)	(0.39)	(0.37)	(0.30)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.07)	(0.57)	(0.18)

Total distributions	(0.31)		(0.26)	(0.28)	(0.46)	(0.94)	(0.48)

Net Asset Value, End of Period	$10.11		$10.05	$11.75	$11.16	$9.21	$16.92

Total Return (%) (c)	3.58	(b)	(12.65)	7.91	28.29	(42.20)	10.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.66	0.66	0.69	0.67	0.66
Net ratio of expenses to average net assets (%) (e)	0.65	(d)	0.66	0.65	0.68	0.66	0.66
Ratio of net investment income to average net assets (%)	4.40	(d)	2.83	2.32	2.60	3.21	2.46
Portfolio turnover rate (%)	10	(d)	11	11	13	15	24
Net assets, end of period (in millions)	$348.72		$329.17	$339.04	$280.23	$196.04	$297.90

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.17		$11.89	$11.29	$9.31	$17.11	$15.93

Income (Loss) From Investment Operations
Net investment income (a)	0.24		0.34	0.27	0.27	0.44	0.43
Net realized and unrealized gain (loss) on investments	0.15		(1.79)	0.62	2.19	(7.28)	1.25

Total from investment operations	0.39		(1.45)	0.89	2.46	(6.84)	1.68

Less Distributions
Distributions from net investment income	(0.32)		(0.27)	(0.29)	(0.41)	(0.39)	(0.32)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.07)	(0.57)	(0.18)

Total distributions	(0.32)		(0.27)	(0.29)	(0.48)	(0.96)	(0.50)

Net Asset Value, End of Period	$10.24		$10.17	$11.89	$11.29	$9.31	$17.11

Total Return (%) (c)	3.74	(b)	(12.59)	8.00	28.51	(42.16)	10.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.56	0.56	0.59	0.57	0.56
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.56	0.55	0.58	0.56	0.56
Ratio of net investment income to average net assets (%)	4.47	(d)	2.94	2.45	2.77	3.31	2.57
Portfolio turnover rate (%)	10	(d)	11	11	13	15	24
Net assets, end of period (in millions)	$35.45		$35.45	$47.87	$50.77	$45.70	$84.40

	Class G
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(f)
Net Asset Value, Beginning of Period	$10.01		$11.70	$11.12	$7.93

Income (Loss) From Investment Operations
Net investment income (a)	0.23		0.31	0.23	0.10
Net realized and unrealized gain (loss) on investments	0.14		(1.75)	0.62	3.09

Total from investment operations	0.37		(1.44)	0.85	3.19

Less Distributions
Distributions from net investment income	(0.31)		(0.25)	(0.27)	0.00

Total distributions	(0.31)		(0.25)	(0.27)	0.00

Net Asset Value, End of Period	$10.07		$10.01	$11.70	$11.12

Total Return (%) (c)	3.54	(b)	(12.65)	7.76	40.23	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(d)	0.71	0.71	0.74	(d)
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.71	0.70	0.73	(d)
Ratio of net investment income to average net assets (%)	4.36	(d)	2.80	2.16	1.32	(d)
Portfolio turnover rate (%)	10	(d)	11	11	13
Net assets, end of period (in millions)	$61.92		$58.91	$45.22	$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-20

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MSF-21

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFIC). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/ or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2012 were $1,088,242.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-22

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.050%	On the first $500 million
0.040%	On the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2012 were $169,962.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, E and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$39,814,532	$0	$34,549,441

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the

MSF-23

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2102, the unrealized appreciation on open equity index futures contracts was $188,355. For the six months ended June 30, 2012, the Portfolio had realized losses in the amount of $(165,145) which is shown under net realized loss on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $273,500 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$17,790,816	$17,843,660	$—	$—	$—	$—	$17,790,816	$17,843,660

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,605,534	$—	$(85,046,646)	$(26,531,041)	$(3,579,412)	$(93,551,565)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated long-term capital losses were $3,579,412 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$3,109,329	$23,421,712	$26,531,041

MSF-24

Metropolitan Series Fund

MSCI EAFE Index Portfolio (formerly Morgan Stanley EAFE Index Portfolio)

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-25

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-26

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-27

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-28

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-29

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-30

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 3.53%, 3.42%, and 3.51%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 8.23% over the same period.

MARKET ENVIRONMENT/CONDITIONS

There was a dramatic shift in investor sentiment during the reporting period, which directly impacted the financial markets and Portfolio performance. During the first quarter, the overall U.S. stock market (as measured by the S&P 500 Index) posted a nearly double-digit return. Investor risk appetite was generally robust given overall positive economic data. In addition, concerns related to the European sovereign debt crisis appeared to move to the back burner. This was largely triggered by the European Central Bank’s Long-Term Refinancing Operation (LTRO), which initially helped alleviate a European banking crisis. Against this backdrop, more volatile/high beta stocks (whose performance is closely tied to overall market results) generally outperformed higher quality/less speculative issues (companies with higher-than-average profitability, less financial leverage and which are less cyclical). This is consistent with what often occurs during rapidly rising equity markets.

Risk aversion was then elevated during much of the second quarter. Triggering this reversal were renewed fears of contagion from the European sovereign debt crisis, signs that U.S. economic growth was decelerating and concerns that China’s economy may experience a hard landing. Looking more closely at the second quarter, the market posted a modest decline in April and then fell sharply in May as investor sentiment soured amid a host of macro issues. The market then posted a positive return in June, largely due to expectations that the Federal Reserve may launch a third round of quantitative easing, coupled with some signs of progress in the Eurozone crisis. Overall, the market declined during the second half of the reporting period and less speculative stocks generally outperformed more volatile/high beta stocks.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

As was the case in the financial markets, there was a significant difference in terms of the Portfolio’s absolute and relative performance during the first and second halves of the reporting period. While it posted a solid absolute return during the first half of the period, the market’s sharp ascent and outperformance of lower quality stocks proved to be a headwind for the Portfolio and it lagged its benchmark, as it emphasizes higher-quality, lower-beta stocks. Given our concerns regarding the sustainability of strong economic data and still prevalent macro issues, such as the situation in the Eurozone and uncertainties regarding China’s economy, we maintained a cautious strategy and a balanced approach for the Portfolio. While the Portfolio was not able to avoid the market’s broad-based descent during the second half of the period, it did modestly outperform its benchmark from its peak on March 27, 2012 through June 30, 2012. During that time, some of the strategies that detracted from results earlier in the period (e.g., emphasizing lower-beta stocks), proved to be a tailwind for the Portfolio.

During the six-month reporting period as a whole, the Portfolio posted a positive absolute return but underperformed its benchmark. Looking more closely at the Portfolio’s performance, sector allocation, which is largely a by-product of our bottom-up stock selection, detracted from results. Stock section also detracted from results, albeit to a lesser extent.

From a sector allocation perspective, the Portfolio’s significant underweight in Financials was the largest detractor from performance, as it was the second best performing sector in the benchmark. We were underweight in Financials because low interest rates are pressuring profit margins, loan growth is slow and the industry is burdened by increased government regulations. Conversely, the Portfolio’s overweight in the Health Care sector contributed to performance during the reporting period. Despite uncertainties regarding the Supreme Court’s ruling regarding the constitutionality of the health care reform bill (which was largely upheld in late June), health care was the strongest performing sector in the benchmark during the six months ended June 30, 2012.

In terms of stock selection, the Portfolio’s holdings in the Energy and Financials sectors detracted the most from results. Within the Energy sector, our holdings that have direct or indirect exposure to the natural gas industry performed poorly. During the reporting period, there was weak demand given the mild winter, coupled with a surge in new production. As a result, natural gas futures hit a 10-year low toward the end of March. While natural gas prices rallied in the second half of the period, it was not enough to offset the earlier weakness in our energy stocks. Weakness in the Financials sector was largely driven by company-specific issues among a number of our holdings. Contributing to results during the reporting period from a stock selection perspective were our holdings in the Consumer Staples, Health Care, and Consumer Discretionary sectors. In all three cases, our emphasis on higher-quality, “steady-eddy” businesses was rewarded, as they outperformed more cyclical, lower-quality companies. Additionally, favoring companies with more of a domestic orientation was helpful, as the U.S. economy continued to hold up better than the economies of most other international developed countries.

Our largest individual detractors to performance were Carbo Ceramics and SM Energy. Carbo Ceramics manufactures ceramic proppant used to facilitate the flow of hydrocarbons in oil and gas reservoirs. The gas rig count continued to decline during the reporting period and the price of oil fell sharply, raising fears of further reductions in drilling and completion activity. SM Energy is a diversified exploration and production company with major operations in the Eagle Ford and Bakken shales. It has significant exposure to gas, gas liquids, and oil. SM Energy sold off as investors became concerned about industry oversupply of gas liquids which was further negatively impacted by a sharp decline in the price of oil.

MSF-1

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*—(Continued)

On the other hand, our largest individual contributors to performance were IDEXX Laboratories and Church & Dwight. IDEXX Laboratories is the leading supplier of diagnostic products/services to the veterinarian market. The company benefits from best-in-class technology, scale, strong management, and solid financial acumen. Its shares were further supported by solid first quarter results, including internal revenue growth of 10%. Management also raised its outlook for revenue and earnings-per-share. Church & Dwight is a diversified consumer products company that develops, manufactures, and markets household and personal care products in the U.S. and around the world. The stock performed well during the period, as the company’s value brands (e.g., lower priced detergents) continued to perform very well in the current macro-challenged environment.

At the end of the reporting period, we maintained our time-tested investment process that calls for investing in high quality bias companies with good balance sheets, free cash flow and higher return businesses with barriers to entry. We also maintained a balanced portfolio. This entailed owning less-economically sensitive companies that we felt could be relatively resilient if a global economic slowdown occurred. Additionally, we owned companies that we believed could perform well if the global economy performed better than we anticipated.

While we saw little reason to significantly deviate from our balanced approach during the reporting period, the array of uncertainties in both the U.S. and abroad, in our view, called for a somewhat more measured approach. As such, our sector overweights and underweights versus the benchmark have become less pronounced. We felt this was appropriate given the number of potential outcomes regarding the global economy, the situation in the Eurozone, the rapidly approaching “fiscal cliff” in the U.S. and other macro factors.

Judith M. Vale

Robert W. D’Alelio

Michael L. Bowyer

Brett S. Reiner

Portfolio Managers

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	3.53	-1.15	-3.28	4.03
Class B	3.42	-1.40	-3.52	3.73
Class E	3.51	-1.30	-3.43	3.87
Russell 2000 Value Index	8.23	-1.44	-1.05	6.50

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Church & Dwight Co., Inc.	3.1
Aptargroup, Inc.	2.8
CLARCOR, Inc.	2.0
Wabtec Corp.	2.0
MICROS Systems, Inc.	1.9
IDEXX Laboratories, Inc.	1.9
Oceaneering International, Inc.	1.9
Haemonetics Corp.	1.7
Solera Holdings, Inc.	1.7
Harris Teeter Supermarkets, Inc.	1.7

Top Sectors

% of Net Assets
Industrials	22.0
Health Care	14.4
Materials	11.6
Energy	10.4
Information Technology	10.0
Consumer Discretionary	8.4
Consumer Staples	8.3
Financials	7.5
Cash & Equivalents	4.3
Utilities	3.1

MSF-3

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.84%	$1,000.00	$1,035.30	$4.25
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.22

Class B(a)	Actual	1.09%	$1,000.00	$1,034.20	$5.51
	Hypothetical*	1.09%	$1,000.00	$1,019.37	$5.47

Class E(a)	Actual	0.99%	$1,000.00	$1,035.10	$5.01
	Hypothetical*	0.99%	$1,000.00	$1,019.88	$4.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-4

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—95.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.1%
American Science & Engineering, Inc.	18,313	$1,033,769

Air Freight & Logistics—0.5%
Forward Air Corp.	174,453	5,629,598

Auto Components—0.5%
Gentex Corp.	283,500	5,916,645

Beverages—1.0%
Boston Beer Co., Inc. (a)	88,772	10,741,412

Building Products—0.2%
AAON, Inc.	110,500	2,082,925

Capital Markets—0.3%
Eaton Vance Corp.	115,700	3,118,115

Chemicals—5.8%
Balchem Corp.	215,250	7,019,303
Hawkins, Inc.	87,000	3,321,660
Innophos Holdings, Inc.	174,013	9,824,774
Intrepid Potash, Inc. (a)	492,900	11,218,404
LSB Industries, Inc. (a)	241,452	7,463,281
NewMarket Corp.	36,817	7,974,562
RPM International, Inc.	145,000	3,944,000
Sensient Technologies Corp.	358,435	13,165,318

		63,931,302

Commercial Banks—3.5%
Bank of Hawaii Corp.	192,700	8,854,565
BOK Financial Corp.	103,600	6,029,520
Cullen/Frost Bankers, Inc.	177,200	10,187,228
First Financial Bankshares, Inc.	138,541	4,787,977
Westamerica Bancorp	192,500	9,084,075

		38,943,365

Commercial Services & Supplies—5.2%
Copart, Inc. (a)	529,800	12,550,962
Healthcare Services Group, Inc.	525,434	10,182,911
Ritchie Bros. Auctioneers, Inc.	378,913	8,051,901
Rollins, Inc.	682,113	15,258,868
United Stationers, Inc.	412,708	11,122,481

		57,167,123

Communications Equipment—0.3%
NETGEAR, Inc. (a)	108,900	3,758,139

Containers & Packaging—3.5%
Aptargroup, Inc.	604,354	30,852,272
Silgan Holdings, Inc.	185,600	7,923,264

		38,775,536

Distributors—0.9%
Pool Corp.	234,660	9,494,344

Diversified Consumer Services—0.7%
Hillenbrand, Inc.	32,289	$593,472
Matthews International Corp.	45,044	1,463,479
Strayer Education, Inc.	48,900	5,331,078

		7,388,029

Electrical Equipment—0.0%
Thermon Group Holdings, Inc. (a)	10,300	213,313

Electronic Equipment, Instruments & Components—1.1%
FEI Co.	52,000	2,487,680
Trimble Navigation, Ltd. (a)	205,230	9,442,632

		11,930,312

Energy Equipment & Services—4.6%
CARBO Ceramics, Inc.	162,200	12,445,606
Lufkin Industries, Inc.	163,100	8,859,592
Natural Gas Services Group, Inc. (a)	218,688	3,240,956
Oceaneering International, Inc.	438,200	20,972,252
Pason Systems, Inc. (CAD)	396,600	5,796,492

		51,314,898

Food & Staples Retailing—1.8%
Harris Teeter Supermarkets, Inc.	447,400	18,338,926
The North West Co., Inc.	67,100	1,434,138

		19,773,064

Food Products—2.5%
Darling International, Inc. (a)	426,700	7,036,283
Flowers Foods, Inc.	292,300	6,790,129
J&J Snack Foods Corp.	86,053	5,085,732
Lancaster Colony Corp.	116,000	8,260,360

		27,172,504

Gas Utilities—2.5%
New Jersey Resources Corp.	192,100	8,377,481
Northwest Natural Gas Co.	82,300	3,917,480
Piedmont Natural Gas Co., Inc.	73,800	2,375,622
South Jersey Industries, Inc.	149,300	7,609,821
WGL Holdings, Inc.	136,000	5,406,000

		27,686,404

Health Care Equipment & Supplies—7.2%
Abaxis, Inc. (a)	173,000	6,401,000
Cyberonics, Inc. (a)	43,567	1,957,901
DENTSPLY International, Inc.	180,600	6,828,486
Haemonetics Corp. (a)	252,954	18,746,421
IDEXX Laboratories, Inc. (a)	221,900	21,331,247
Meridian Bioscience, Inc.	311,500	6,373,290
Sirona Dental Systems, Inc. (a)	203,500	9,159,535
West Pharmaceutical Services, Inc.	167,200	8,441,928

		79,239,808

Health Care Providers & Services—5.2%
AmSurg Corp. (a)	217,642	6,524,907

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Henry Schein, Inc. (a)	226,500	$17,777,985
Landauer, Inc.	68,572	3,931,233
MWI Veterinary Supply, Inc. (a)	108,269	11,126,805
Owens & Minor, Inc.	150,300	4,603,689
Patterson Cos., Inc.	217,800	7,507,566
PSS World Medical, Inc. (a)	304,563	6,392,777

		57,864,962

Health Care Technology—0.5%
Quality Systems, Inc.	210,494	5,790,690

Hotels, Restaurants & Leisure—0.7%
Brinker International, Inc.	257,700	8,212,899

Household Durables—0.2%
Leggett & Platt, Inc.	115,000	2,429,950

Household Products—3.1%
Church & Dwight Co., Inc.	610,600	33,869,982

Industrial Conglomerates—0.9%
Raven Industries, Inc.	143,537	9,988,740

Insurance—3.1%
HCC Insurance Holdings, Inc.	141,900	4,455,660
Mercury General Corp.	26,500	1,104,255
RenaissanceRe Holdings, Ltd.	93,900	7,137,339
RLI Corp.	149,470	10,193,854
Safety Insurance Group, Inc.	113,800	4,624,832
The Hanover Insurance Group, Inc.	50,300	1,968,239
Validus Holdings, Ltd.	156,700	5,019,101

		34,503,280

IT Services—0.8%
Forrester Research, Inc. (a)	125,657	4,254,746
Mantech International Corp. (a)	18,962	445,038
Syntel, Inc.	68,000	4,127,600

		8,827,384

Leisure Equipment & Products—1.5%
Polaris Industries, Inc.	234,698	16,776,213

Life Sciences Tools & Services—1.4%
ICON plc (ADR) (a)	402,100	9,059,313
PARELEX International Corp. (a)	71,000	2,004,330
Techne Corp.	66,000	4,897,200

		15,960,843

Machinery—12.5%
AG Growth International, Inc.	99,700	3,619,401
Badger Meter, Inc.	160,768	6,036,838
Chart Industries, Inc. (a)	83,200	5,720,832
CLARCOR, Inc.	464,570	22,373,691
Donaldson Co., Inc.	506,200	16,891,894
Douglas Dynamics, Inc.	193,600	2,758,800

Machinery—(Continued)
Graco, Inc.	126,800	$5,842,944
Lincoln Electric Holdings, Inc.	168,078	7,360,136
Nordson Corp.	264,862	13,584,772
Robbins & Myers, Inc.	157,200	6,574,104
Tennant Co.	60,778	2,428,081
Toro Co.	109,500	8,025,255
Valmont Industries, Inc.	124,000	15,000,280
Wabtec Corp.	280,200	21,858,402

		138,075,430

Metals & Mining—2.4%
Alamos Gold, Inc. (CAD)	551,600	8,500,156
Compass Minerals International, Inc.	155,500	11,861,540
Major Drilling Group International, Inc.	496,200	5,726,148

		26,087,844

Office Electronics—0.8%
Zebra Technologies Corp. (Class A) (a)	264,642	9,093,099

Oil, Gas & Consumable Fuels—5.8%
Cabot Oil & Gas Corp.	427,000	16,823,800
Concho Resources, Inc. (a)	209,100	17,798,592
Gulfport Energy Corp. (a)	256,700	5,295,721
Kodiak Oil & Gas Corp. (a)	459,100	3,769,211
Northern Oil & Gas, Inc. (a)	277,600	4,424,944
Oasis Petroleum, Inc. (a)	211,300	5,109,234
SM Energy Co.	221,500	10,877,865

		64,099,367

Professional Services—0.7%
Exponent, Inc. (a)	143,807	7,597,324

Real Estate Management & Development—0.3%
Altisource Portfolio Solutions S.A. (a)	42,877	3,139,883

Road & Rail—0.3%
Genesee & Wyoming, Inc. (a)	53,500	2,826,940

Semiconductors & Semiconductor Equipment—0.8%
Hittite Microwave Corp. (a)	171,624	8,773,419
Power Integrations, Inc.	2,700	100,710

		8,874,129

Software—6.1%
Blackbaud, Inc.	289,839	7,440,167
Constellation Software, Inc. (CAD) (a)	50,000	4,253,065
FactSet Research Systems, Inc.	115,900	10,771,746
Jack Henry & Associates, Inc.	157,000	5,419,640
MICROS Systems, Inc. (a)	417,932	21,398,118
Solera Holdings, Inc.	446,500	18,659,235

		67,941,971

Specialty Retail—3.4%
Hibbett Sports, Inc. (a)	212,400	12,257,604
Sally Beauty Holdings, Inc. (a)	314,900	8,105,526

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Tractor Supply Co.	203,800	$16,927,628

		37,290,758

Textiles, Apparel & Luxury Goods—0.5%
Wolverine World Wide, Inc.	131,100	5,084,058

Thrifts & Mortgage Finance—0.3%
Brookline Bancorp, Inc.	372,800	3,299,280

Trading Companies & Distributors—1.7%
Applied Industrial Technologies, Inc.	232,910	8,582,734
MSC Industrial Direct Co.	98,100	6,430,455
Watsco, Inc.	46,900	3,461,220

		18,474,409

Water Utilities—0.6%
American States Water Co.	63,000	2,493,540
Aqua America, Inc.	182,200	4,547,712

		7,041,252

Total Common Stock (Identified Cost $850,001,446)		1,058,461,292

Short Term Investments—4.4%
Security Description	Shares/Par Amount	Value*

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $48,879,041 on 07/02/12, collateralized by $49,795,000 Federal National Mortgage Association at 0.075% due 04/10/15 with a value of $49,857,244.	$48,879,000	$48,879,000

Total Short Term Investments (Identified Cost $48,879,000)		48,879,000

Total Investments—100.2% (Identified Cost $898,880,446) (b)		1,107,340,292
Liabilities in excess of other assets		(1,702,509)

Net Assets—100.0%		$1,105,637,783

(a)	Non-Income Producing.
(b)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $898,880,446. The aggregate unrealized appreciation and depreciation of investments was $233,288,590 and $(24,828,744), respectively, resulting in net unrealized appreciation of $208,459,846 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,058,461,292	$—	$—	$1,058,461,292
Short Term Investments
Repurchase Agreement	—	48,879,000	—	48,879,000
Total Investments	$1,058,461,292	$48,879,000	$—	$1,107,340,292

*	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)		$1,107,340,292
Cash		920
Receivable for:
Securities sold		2,305,770
Fund shares sold		111,772
Interest and dividends		712,835

Total Assets		1,110,471,589
Liabilities
Payable for:
Securities purchased	$3,581,824
Fund shares redeemed	317,444
Foreign taxes	21,563
Accrued expenses:
Management fees	713,250
Distribution and service fees	34,637
Deferred trustees’ fees	29,850
Other expenses	135,238

Total Liabilities		4,833,806

Net Assets		$1,105,637,783

Net assets consists of:
Paid in surplus		$1,172,678,564
Undistributed net investment income		1,716,404
Accumulated net realized losses		(277,218,026)
Unrealized appreciation on investments and foreign currency transactions		208,460,841

Net Assets		$1,105,637,783

Net Assets
Class A		$895,975,074
Class B		117,326,596
Class E		92,336,113
Capital Shares Outstanding (b)
Class A		72,092,297
Class B		9,579,412
Class E		7,507,566
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.43
Class B		12.25
Class E		12.30

(a)	Identified cost of investments was $898,880,446.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$6,766,540
Interest		2,442

		6,768,982
Expenses
Management fees	$4,561,386
Distribution and service fees—Class B	150,746
Distribution and service fees—Class E	72,228
Trustees’ fees and expenses	24,776
Custodian and accounting	47,064
Audit and tax services	15,695
Legal	7,073
Shareholder reporting	101,281
Insurance	5,573
Miscellaneous	11,178

Total expenses	4,997,000
Less broker commission recapture	(18,315)
Less management fee waivers	(62,158)	4,916,527

Net Investment Income		1,852,455

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	496,267
Foreign currency transactions	(7,010)	489,257

Net change in unrealized appreciation on:
Investments	36,085,203
Foreign currency transactions	160	36,085,363

Net realized and unrealized gain		36,574,620

Net Increase in Net Assets From Operations		$38,427,075

(a)	Net of foreign taxes of $65,392.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,852,455	$3,748,358
Net realized gain (loss)	489,257	(858,756)
Net change in unrealized appreciation	36,085,363	45,532,677

Increase in net assets from operations	38,427,075	48,422,279

From Distributions to Shareholders
Net investment income
Class A	(3,314,847)	(5,675,344)
Class B	(156,523)	(682,898)
Class E	(216,498)	(687,940)

Total distributions	(3,687,868)	(7,046,182)

Increase (decrease) in net assets from capital share transactions	(12,487,641)	77,873,517

Total increase in net assets	22,251,566	119,249,614

Net Assets
Beginning of the period	1,083,386,217	964,136,603

End of the period	$1,105,637,783	$1,083,386,217

Undistributed Net Investment Income
End of the period	$1,716,404	$3,551,817

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	2,007,919	$25,110,377	22,539,642	$284,434,841
Reinvestments	262,874	3,314,847	451,858	5,675,344
Redemptions	(2,243,281)	(28,156,627)	(14,525,750)	(181,394,135)

Net increase	27,512	$268,597	8,465,750	$108,716,050

Class B
Sales	482,361	$5,980,268	940,336	$11,036,076
Reinvestments	12,582	156,523	55,117	682,898
Redemptions	(883,531)	(10,937,581)	(1,850,880)	(21,806,738)

Net decrease	(388,588)	$(4,800,790)	(855,427)	$(10,087,764)

Class E
Sales	129,211	$1,596,575	479,176	$5,704,634
Reinvestments	17,334	216,498	55,301	687,940
Redemptions	(789,542)	(9,768,521)	(2,272,449)	(27,147,343)

Net decrease	(642,997)	$(7,955,448)	(1,737,972)	$(20,754,769)

Increase (decrease) derived from capital share transactions		$(12,487,641)		$77,873,517

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.05		$11.47	$9.48	$8.48	$15.17	$17.74

Income (Loss) From Investment Operations
Net investment income (a)	0.02		0.05	0.11	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.41		0.62	1.93	1.03	(5.46)	(0.55)

Total from investment operations	0.43		0.67	2.04	1.09	(5.37)	(0.45)

Less Distributions
Distributions from net investment income	(0.05)		(0.09)	(0.05)	(0.09)	(0.07)	(0.05)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.25)	(2.07)

Total distributions	(0.05)		(0.09)	(0.05)	(0.09)	(1.32)	(2.12)

Net Asset Value, End of Period	$12.43		$12.05	$11.47	$9.48	$8.48	$15.17

Total Return (%) (e)	3.53	(b)	5.80	21.58	13.15	(38.40)	(3.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(c)	0.86	0.89	0.94	0.89	0.88
Net ratio of expenses to average net assets (%) (d)	0.84	(c)	0.85	0.88	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.37	(c)	0.40	1.09	0.67	0.79	0.62
Portfolio turnover rate (%)	10	(c)	12	84	219	184	121
Net assets, end of period (in millions)	$895.98		$868.09	$729.61	$264.01	$260.77	$509.33

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.86		$11.30	$9.34	$8.35	$14.95	$17.51

Income (Loss) From Investment Operations
Net investment income (a)	0.01		0.02	0.06	0.03	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.40		0.61	1.93	1.03	(5.38)	(0.54)

Total from investment operations	0.41		0.63	1.99	1.06	(5.32)	(0.48)

Less Distributions
Distributions from net investment income	(0.02)		(0.07)	(0.03)	(0.07)	(0.03)	(0.01)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.25)	(2.07)

Total distributions	(0.02)		(0.07)	(0.03)	(0.07)	(1.28)	(2.08)

Net Asset Value, End of Period	$12.25		$11.86	$11.30	$9.34	$8.35	$14.95

Total Return (%) (e)	3.42	(b)	5.51	21.34	12.84	(38.55)	(3.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(c)	1.11	1.14	1.19	1.14	1.13
Net ratio of expenses to average net assets (%) (d)	1.09	(c)	1.10	1.13	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.12	(c)	0.14	0.64	0.42	0.55	0.39
Portfolio turnover rate (%)	10	(c)	12	84	219	184	121
Net assets, end of period (in millions)	$117.33		$118.20	$122.31	$108.81	$96.61	$171.14

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.91		$11.35	$9.38	$8.39	$15.01	$17.58

Income (Loss) From Investment Operations
Net investment income (a)	0.01		0.03	0.07	0.04	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.41		0.60	1.94	1.03	(5.41)	(0.55)

Total from investment operations	0.42		0.63	2.01	1.07	(5.33)	(0.47)

Less Distributions
Distributions from net investment income	(0.03)		(0.07)	(0.04)	(0.08)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.25)	(2.07)

Total distributions	(0.03)		(0.07)	(0.04)	(0.08)	(1.29)	(2.10)

Net Asset Value, End of Period	$12.30		$11.91	$11.35	$9.38	$8.39	$15.01

Total Return (%) (e)	3.51	(b)	5.56	21.45	12.92	(38.50)	(3.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(c)	1.01	1.04	1.09	1.04	1.03
Net ratio of expenses to average net assets (%) (d)	0.99	(c)	1.00	1.03	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.22	(c)	0.24	0.71	0.52	0.64	0.47
Portfolio turnover rate (%)	10	(c)	12	84	219	184	121
Net assets, end of period (in millions)	$92.34		$97.10	$112.23	$108.61	$104.69	$207.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain

MSF-13

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclass, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$4,561,386	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.025%	First $500 million

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

MSF-14

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$51,382,554	$0	$68,703,471

5. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$7,046,182	$2,111,082	$—	$—	$—	$—	$7,046,182	$2,111,082

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$3,576,547	$—	$172,363,119	$(276,494,888)	$(1,200,036)	$(101,755,258)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MSF-15

Metropolitan Series Fund

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $942,487 and the accumulated long-term capital losses were $257,549. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$121,521,199	$154,973,689	$276,494,888

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-20

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-21

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 5.00%, 4.84%, and 4.94%, respectively. The Portfolio’s benchmark, the MSCI World Index1, returned 5.91% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The period began during a period of improved market sentiment as renewed investor optimism helped produce gains across a number of international equity markets over the first three months of 2012. The rebound across equities gained momentum after the European Central Bank implemented the Long-Term Refinancing Operation (“LTRO”) to enhance liquidity for troubled banks and reduce rates on newly issued sovereign debt securities.

However, over the second quarter of 2012, the fear of contagion from the worsening European sovereign debt crisis and a recession across much of Europe drove negative market sentiment. Perhaps most worrisome of all to investors was the possibility of Greece pulling out of the euro and its ramifications for the future of the Eurozone and its common currency. In the U.S., slower than expected first quarter growth also contributed to a sell-off in the U.S. stock market. The period ended on a positive note for the markets as the results of elections in Greece avoided that county’s immediate exit from the Eurozone and European policymakers continued their efforts to stabilize the situation in the region through lending and other means.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The most significant detractors from the Portfolio’s performance were Tiffany & Co. (U.S.), Iluka Resources, Ltd. (Australia) and Telefonaktiebolaget LM Ericsson (Sweden). Tiffany, the luxury goods company, lowered its outlook for sales growth, which negatively impacted its stock price over the second half of the period. Iluka Resources is a mining company focused on the production of zircon and titanium-based products that experienced declines over the second quarter of 2012 as heightened macroeconomic concerns weakened demand for its products, forcing it to dampen its sales forecast. Ericsson is a leading supplier to the mobile telecom service industry. The company’s stock had a volatile period, declining over the first quarter on the back of lower-than-expected earnings figures.

Financials stock Credit Suisse Group and Consumer Discretionary holding McDonald’s Corp. also hurt performance this period. Swiss bank Credit Suisse experienced declines amid ongoing European sovereign debt concerns. The tumultuous market environment also hurt McDonald’s, which announced a decrease in sales in Asian markets including Japan and China.

During the reporting period, the strongest performing stocks were U.S.-based holdings eBay, Inc., Amylin Pharmaceuticals, Inc., and Walt Disney Co. eBay released better-than-expected guidance for its fiscal second quarter, helped by the continued growth of its subsidiary PayPal. Amylin Pharmaceuticals is a San Diego-based biopharmaceutical company. Amylin announced that its Type II diabetes drug, Bydureon, injected once weekly may improve an adult patient’s ability to control blood sugar by helping the body make its own insulin only at the times it is needed. This triggered an initial buyout offer from Bristol-Myers Squibb which Amylin rejected. Amylin’s shares rallied on the offer. Shortly after the reporting period ended, Amylin accepted a second offer from Bristol-Myers Squibb. Walt Disney performed well, driven by the popularity of the film “Marvel’s The Avengers”.

Also contributing to performance this period were Inditex S.A. (Spain) and Fomento Economico Mexicano S.A.B. de C.V. (“FEMSA”)(Mexico). Inditex’s successful medium-priced fashion brand Zara continued its strong revenue generation. FEMSA, a producer and distributor of soft drinks and the largest Coca-Cola bottler in the world, performed well as demand for its line of soft drink products grew throughout Latin America, the U.S., and Mexico.

At period end, the Portfolio had its largest overweight positions in Information Technology and Consumer Discretionary sectors, as well as its most significant underweight positions in Energy, Materials, and Financials. The Portfolio had large relative overweight positions in Germany, Brazil, and Sweden, and significant underweights in the U.S. and the U.K.

Rajeev Bhaman, CFA

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio
Class A	5.00	-10.45	-1.68	6.12	—
Class B	4.84	-10.71	-1.96	—	5.02
Class E	4.94	-10.62	-1.84	5.96	—
MSCI World Index	5.91	-4.98	-2.96	5.18	—

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The Index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 4/26/04, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
LM Ericsson Telephone Co. (Class B)	3.4
eBay, Inc.	3.1
Siemens AG	2.3
Colgate-Palmolive Co.	2.1
SAP AG	2.0
Altera Corp.	2.0
The Walt Disney Co.	2.0
EADS NV	1.9
Fomento Economico Mexicano S.A.B. de C.V.	1.9
McDonald’s Corp.	1.9

Top Countries

% of Net Assets
United States	40.8
Germany	9.4
Japan	8.7
France	5.5
Sweden	5.2
Brazil	4.1
Switzerland	4.0
Mexico	3.7
Spain	3.6
United Kingdom	3.5

MSF-2

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A	Actual	0.61%	$1,000.00	$1,050.00	$3.11
	Hypothetical*	0.61%	$1,000.00	$1,021.79	$3.07

Class B	Actual	0.86%	$1,000.00	$1,048.40	$4.38
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.32

Class E	Actual	0.76%	$1,000.00	$1,049.40	$3.87
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-3

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—97.4% of Net Assets

Security Description	Shares	Value*

Argentina—0.1%
YPF S.A. (ADR)	56,710	$700,368

Australia—0.6%
Iluka Resources, Ltd. (a)	302,500	3,544,720

Belgium—0.1%
ThromboGenics NV (b)	34,210	924,148

Brazil—4.1%
All America Latina Logistica S.A.	341,200	1,440,566
BM&FBovespa S.A.	1,151,300	5,875,442
Companhia de Bebidas das Americas (ADR)	159,850	6,127,050
Embraer S.A. (ADR)	223,810	5,937,679
Itau Unibanco Holding S.A. (ADR)	426,130	5,931,730

		25,312,467

Denmark—1.3%
Carlsberg A/S (Class B)	52,602	4,144,895
FLSmidth & Co. A/S (a)	73,530	4,032,041

		8,176,936

Finland—0.6%
Fortum Oyj	207,485	3,942,292

France—5.5%
LVMH Moet Hennessy Louis Vuitton S.A.	73,671	11,228,806
PPR S.A.	43,030	6,144,668
Société Générale S.A.	111,384	2,626,113
Technip S.A.	109,210	11,396,610
Total S.A.	72,458	3,269,967

		34,666,164

Germany—7.8%
Allianz SE	83,694	8,415,837
Bayer AG	117,236	8,453,726
Linde AG	31,966	4,978,959
SAP AG	212,205	12,531,450
Siemens AG	168,750	14,184,734

		48,564,706

India—3.3%
DLF, Ltd.	810,461	2,906,270
ICICI Bank, Ltd. (ADR)	249,730	8,093,749
Infosys Technologies, Ltd.	147,428	6,654,854
Wire & Wireless India, Ltd. (b)	570,457	134,931
Zee Entertainment Enterprises, Ltd.	1,037,836	2,756,673
Zee Learn, Ltd. (b)	129,073	58,292

		20,604,769

Italy—2.0%
Brunello Cucinelli S.p.A.	37,450	532,697
Lottomatica S.p.A. (a)	145,986	2,820,064
Prysmian S.p.A.	179,870	2,690,367
Tod’s S.p.A. (a)	62,133	6,241,538

		12,284,666

Japan—8.7%
Fanuc, Ltd.	30,500	$5,011,066
Hoya Corp.	181,200	3,992,531
KDDI Corp.	1,264	8,153,233
Keyence Corp. (a)	27,900	6,900,173
Kyocera Corp.	43,900	3,790,636
Murata Manufacturing Co., Ltd. (a)	140,700	7,380,877
Nidec Corp. (a)	55,500	4,208,816
Nintendo Co., Ltd.	16,100	1,878,614
Sony Corp. (a)	76,328	1,086,194
Sumitomo Mitsui Financial Group, Inc.	172,700	5,697,178
The Dai-ichi Life Insurance Co., Ltd.	5,630	6,521,775

		54,621,093

Mexico—3.7%
Fomento Economico Mexicano S.A.B. de C.V. (a)	1,336,498	11,934,575
Grupo Modelo S.A.B. de C.V.	522,091	4,618,300
Grupo Televisa S.A.B. (ADR)	302,340	6,494,263

		23,047,138

Netherlands—1.9%
EADS NV	337,427	11,966,039

South Korea—0.6%
E-Mart Co., Ltd. (b)	16,214	3,561,322

Spain—3.6%
BBVA S.A.	951,263	6,856,087
Inditex S.A.	112,723	11,658,901
Repsol YPF S.A.	244,601	3,932,742

		22,447,730

Sweden—5.2%
Assa Abloy AB (Series B) (a)	395,315	11,054,180
LM Ericsson Telephone Co. (Class B) (a)	2,368,535	21,612,694

		32,666,874

Switzerland—4.0%
Credit Suisse Group AG	330,702	6,041,521
Nestle S.A.	116,859	6,970,805
Roche Holding AG	19,350	3,340,341
UBS AG	717,606	8,391,969

		24,744,636

Taiwan—1.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,348,498	6,428,155

United Kingdom—3.5%
Kingfisher plc	510,667	2,308,989
Prudential plc	690,802	8,003,897
Unilever plc	335,531	11,276,919

		21,589,805

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United States—39.8%
3M Co.	103,700	$9,291,520
Abercrombie & Fitch Co. (Class A)	90,850	3,101,619
Adobe Systems, Inc. (b)	261,660	8,469,934
Aetna, Inc.	220,310	8,541,419
Allergan, Inc.	24,310	2,250,377
Altera Corp.	362,010	12,250,418
Amgen, Inc.	93,450	6,825,588
Amylin Pharmaceuticals, Inc. (b)	290,500	8,200,815
Carnival Corp.	305,360	10,464,687
Colgate-Palmolive Co.	124,420	12,952,122
eBay, Inc. (b)	464,090	19,496,421
Emerson Electric Co.	117,490	5,472,684
Facebook, Inc. (a) (b)	157,750	4,909,180
Fidelity National Financial, Inc.	178,710	3,441,955
Fusion-io, Inc. (b)	109,580	2,289,126
Gilead Sciences, Inc. (b)	77,400	3,969,072
Google, Inc. (Class A) (b)	18,920	10,974,924
Intuit, Inc.	197,530	11,723,405
Juniper Networks, Inc. (b)	370,080	6,036,005
Maxim Integrated Products, Inc.	380,770	9,762,943
McDonald’s Corp.	134,400	11,898,432
Microsoft Corp.	346,010	10,584,446
The Goldman Sachs Group, Inc.	68,220	6,539,569
The McGraw-Hill Cos., Inc.	167,580	7,541,100
The Walt Disney Co.	252,560	12,249,160
Theravance, Inc. (b)	151,730	3,371,441
Tiffany & Co.	164,890	8,730,926
Transocean, Ltd. (b)	131,678	5,889,957
United Parcel Service, Inc. (Class B)	16,130	1,270,399
WellPoint, Inc.	173,760	11,084,150
Zimmer Holdings, Inc. (b)	136,790	8,803,804

		248,387,598

Total Common Stock (Identified Cost $570,768,041)		608,181,626

Preferred Stock—1.6%

Germany—1.6%
Bayerische Motoren Werke AG	204,336	10,080,639

Total Preferred Stock (Identified Cost $7,755,878)		10,080,639

Short Term Investments—5.3%
Security Description	Shares/Par Amount	Value*

United States—5.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $4,567,004 on 07/02/12, collateralized by $4,660,000 U.S. Treasury Note at 0.250% due 02/28/14 with a value of $4,660,000.	$4,567,000	$4,567,000
State Street Navigator Securities Lending Prime Portfolio (c)	28,465,263	28,465,263

Total Short Term Investments (Identified Cost $33,032,263)		33,032,263

Total Investments—104.3% (Identified Cost $611,556,182) (d)		651,294,528
Liabilities in excess of other assets		(27,043,843)

Net Assets—100.0%		$624,250,685

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $27,858,485 and the collateral received consisted of cash in the amount of $28,465,263. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $611,509,739. The aggregate unrealized appreciation and depreciation of investments was $111,928,597 and $(72,143,808), respectively, resulting in net unrealized appreciation of $39,784,789 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2012	% of Net Assets
Software	7.3%
Semiconductors & Semiconductor Equipment	5.7%
Internet Software & Services	5.7%
Media	4.7%
Commercial Banks	4.7%
Communications Equipment	4.4%
Beverages	4.3%
Insurance	4.2%
Specialty Retail	4.1%
Hotels, Restaurants & Leisure	4.0%

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$700,368	$—	$—	$700,368
Australia	—	3,544,720	—	3,544,720
Belgium	—	924,148	—	924,148
Brazil	25,312,467	—	—	25,312,467
Denmark	—	8,176,936	—	8,176,936
Finland	—	3,942,292	—	3,942,292
France	—	34,666,164	—	34,666,164
Germany	—	48,564,706	—	48,564,706
India	8,093,749	12,511,020	—	20,604,769
Italy	532,697	11,751,969	—	12,284,666
Japan	—	54,621,093	—	54,621,093
Mexico	23,047,138	—	—	23,047,138
Netherlands	—	11,966,039	—	11,966,039
South Korea	—	3,561,322	—	3,561,322
Spain	—	22,447,730	—	22,447,730
Sweden	—	32,666,874	—	32,666,874
Switzerland	—	24,744,636	—	24,744,636
Taiwan	—	6,428,155	—	6,428,155
United Kingdom	—	21,589,805	—	21,589,805
United States	248,387,598	—	—	248,387,598
Total Common Stock	306,074,017	302,107,609	—	608,181,626
Preferred Stock
Germany	—	10,080,639	—	10,080,639
Short Term Investments
United States	28,465,263	4,567,000	—	33,032,263
Total Investments	$334,539,280	$316,755,248	$—	$651,294,528

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$651,294,528
Cash		382
Cash denominated in foreign currencies (c)		1,128,615
Receivable for:
Securities sold		3,587,210
Fund shares sold		447,376
Interest and dividends		225,162
Foreign taxes		485,349

Total Assets		657,168,622
Liabilities
Payable for:
Securities purchased	$3,590,883
Fund shares redeemed	343,133
Foreign taxes	18,256
Collateral for securities loaned	28,465,263
Accrued expenses:
Management fees	263,403
Distribution and service fees	48,296
Deferred trustees’ fees	29,850
Other expenses	158,853

Total Liabilities		32,917,937

Net Assets		$624,250,685

Net assets consists of:
Paid in surplus		$661,912,486
Undistributed net investment income		3,552,014
Accumulated net realized losses		(80,896,683)
Unrealized appreciation on investments and foreign currency transactions		39,682,868

Net Assets		$624,250,685

Net Assets
Class A		$375,435,409
Class B		237,961,802
Class E		10,853,474
Capital Shares Outstanding (d)
Class A		26,128,187
Class B		16,629,956
Class E		757,810
Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.37
Class B		14.31
Class E		14.32

(a)	Identified cost of investments was $611,556,182.
(b)	Includes securities on loan with a value of $27,858,485.
(c)	Identified cost of cash denominated in foreign currencies was $1,193,788.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$9,759,638
Interest (b)		518,912

		10,278,550
Expenses
Management fees	$1,708,264
Distribution and service fees—Class B	306,012
Distribution and service fees—Class E	8,454
Trustees’ fees and expenses	24,776
Custodian and accounting	144,151
Audit and tax services	21,308
Legal	5,194
Shareholder reporting	62,734
Insurance	4,296
Miscellaneous	11,796

Total expenses		2,296,985

Net Investment Income		7,981,565

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(1,519,164)
Foreign currency transactions	(229,700)	(1,748,864)

Net change in unrealized appreciation on:
Investments (c)	25,561,995
Foreign currency transactions	48,659	25,610,654

Net realized and unrealized gain		23,861,790

Net Increase in Net Assets From Operations		$31,843,355

(a)	Net of foreign taxes of $974,134.
(b)	Includes net income on securities loaned of $518,740.
(c)	Includes change in foreign capital gains tax of $(17,890).

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,981,565	$11,148,139
Net realized loss	(1,748,864)	(7,462,250)
Net change in unrealized appreciation (depreciation)	25,610,654	(60,333,987)

Increase (decrease) in net assets from operations	31,843,355	(56,648,098)

From Distributions to Shareholders
Net investment income
Class A	(6,477,159)	(8,730,501)
Class B	(3,462,856)	(4,656,178)
Class E	(169,733)	(253,440)

Total distributions	(10,109,748)	(13,640,119)

Decrease in net assets from capital share transactions	(23,207,835)	(42,905,541)

Total decrease in net assets	(1,474,228)	(113,193,758)

Net Assets
Beginning of the period	625,724,913	738,918,671

End of the period	$624,250,685	$625,724,913

Undistributed Net Investment Income
End of the period	$3,552,014	$5,680,197

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	456,126	$6,686,580	1,021,434	$15,450,588
Reinvestments	430,662	6,477,159	537,262	8,730,501
Redemptions	(1,976,274)	(29,248,690)	(4,062,101)	(61,435,297)

Net decrease	(1,089,486)	$(16,084,951)	(2,503,405)	$(37,254,208)

Class B
Sales	760,081	$11,073,690	2,976,805	$44,720,657
Reinvestments	231,011	3,462,856	287,596	4,656,178
Redemptions	(1,428,250)	(21,088,211)	(3,477,960)	(52,672,765)

Net decrease	(437,158)	$(6,551,665)	(213,559)	$(3,295,930)

Class E
Sales	18,704	$271,513	101,709	$1,605,456
Reinvestments	11,316	169,733	15,645	253,440
Redemptions	(68,001)	(1,012,465)	(270,763)	(4,214,299)

Net decrease	(37,981)	$(571,219)	(153,409)	$(2,355,403)

Decrease derived from capital share transactions		$(23,207,835)		$(42,905,541)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.91		$15.44	$13.48	$9.90	$17.50	$16.86

Income (Loss) From Investment Operations
Net investment income (a)	0.19		0.25	0.20	0.19	0.30	0.21
Net realized and unrealized gain (loss) on investments	0.52		(1.48)	1.97	3.68	(7.06)	0.89

Total from investment operations	0.71		(1.23)	2.17	3.87	(6.76)	1.10

Less Distributions
Distributions from net investment income	(0.25)		(0.30)	(0.21)	(0.29)	(0.31)	(0.20)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.53)	(0.26)

Total distributions	(0.25)		(0.30)	(0.21)	(0.29)	(0.84)	(0.46)

Net Asset Value, End of Period	$14.37		$13.91	$15.44	$13.48	$9.90	$17.50

Total Return (%) (d)	5.00	(b)	(8.24)	16.23	40.31	(40.37)	6.49

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	(c)	0.62	0.61	0.64	0.61	0.61
Ratio of net investment income to average net assets (%)	2.57	(c)	1.65	1.45	1.68	2.16	1.19
Portfolio turnover rate (%)	17	(c)	12	18	14	20	17
Net assets, end of period (in millions)	$375.44		$378.58	$458.83	$451.64	$349.03	$653.91

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.83		$15.36	$13.42	$9.86	$17.44	$16.81

Income (Loss) From Investment Operations
Net investment income (a)	0.17		0.21	0.16	0.16	0.26	0.16
Net realized and unrealized gain (loss) on investments	0.52		(1.47)	1.96	3.66	(7.04)	0.89

Total from investment operations	0.69		(1.26)	2.12	3.82	(6.78)	1.05

Less Distributions
Distributions from net investment income	(0.21)		(0.27)	(0.18)	(0.26)	(0.27)	(0.16)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.53)	(0.26)

Total distributions	(0.21)		(0.27)	(0.18)	(0.26)	(0.80)	(0.42)

Net Asset Value, End of Period	$14.31		$13.83	$15.36	$13.42	$9.86	$17.44

Total Return (%) (d)	4.84	(b)	(8.40)	15.93	39.80	(40.56)	6.26

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	(c)	0.87	0.86	0.89	0.86	0.86
Ratio of net investment income to average net assets (%)	2.32	(c)	1.40	1.19	1.42	1.91	0.94
Portfolio turnover rate (%)	17	(c)	12	18	14	20	17
Net assets, end of period (in millions)	$237.96		$236.12	$265.48	$225.88	$166.05	$285.12

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.85		$15.38	$13.43	$9.86	$17.44	$16.81

Income (Loss) From Investment Operations
Net investment income (a)	0.18		0.23	0.18	0.17	0.28	0.18
Net realized and unrealized gain (loss) on investments	0.51		(1.48)	1.96	3.67	(7.05)	0.88

Total from investment operations	0.69		(1.25)	2.14	3.84	(6.77)	1.06

Less Distributions
Distributions from net investment income	(0.22)		(0.28)	(0.19)	(0.27)	(0.28)	(0.17)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.53)	(0.26)

Total distributions	(0.22)		(0.28)	(0.19)	(0.27)	(0.81)	(0.43)

Net Asset Value, End of Period	$14.32		$13.85	$15.38	$13.43	$9.86	$17.44

Total Return (%) (d)	4.94	(b)	(8.39)	16.08	40.07	(40.49)	6.31

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	(c)	0.77	0.76	0.79	0.76	0.76
Ratio of net investment income to average net assets (%)	2.41	(c)	1.51	1.30	1.54	2.01	1.04
Portfolio turnover rate (%)	17	(c)	12	18	14	20	17
Net assets, end of period (in millions)	$10.85		$11.02	$14.60	$14.48	$11.16	$24.79

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-11

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due

MSF-12

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Investment Risk - The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$1,708,264	0.900%	Of the first $50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

MSF-13

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$53,404,652	$0	$80,293,489

During the six months ended June 30, 2012 the Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $29,817 in sales of investments, which is included above.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

MSF-14

Metropolitan Series Fund

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$13,640,119	$10,231,097	$—	$—	$—	$—	$13,640,119	$10,231,097

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,995,955	$—	$7,176,300	$(68,143,676)	$(8,399,256)	$(59,370,677)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated short-term capital losses were $2,686,901 and the accumulated long-term capital losses were $5,712,355. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Expiring 12/31/16	Total
$14,078,843	$36,289,723	$17,775,110	$68,143,676

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-15

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-19

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, E, and G shares of the Russell 2000 Index Portfolio returned 8.44%, 8.34%, 8.40%, and 8.22%, respectively. The Portfolio’s benchmark, the Russell 2000 Index1, returned 8.53% over the same period.

MARKET ENVIRONMENT / CONDITIONS

During the first quarter, the Russell 2000 Index returned 12.4%. The equity markets rallied on strong domestic macroeconomic data, positive developments around the European sovereign debt crisis and accommodative monetary policy. Positive economic data included stronger than expected U.S. construction spending, vehicle sales, and jobless claims data. In February, European leaders agreed on a second bailout for Greece, and in March, Greece restructured its debt in its ongoing effort to avoid default. Federal Reserve Chairman Ben Bernanke’s comment that the economy shows “some signs of improvement” also helped drive equity markets higher.

During the second quarter, the Index returned negative 3.5%. The second quarter started on a negative note amid concerns about a slowing global economy, climbing yields for Spanish debt, and worries regarding Greece’s membership in the euro. Political uncertainty in Europe and weaker than expected macroeconomic numbers, including Chinese, U.K. and U.S. manufacturing, U.S. employment, and U.S. construction spending, also weighed on the market. The global equity markets recovered in June as central bank intervention helped ease concerns and Eurozone leaders agreed on further integration.

During the first six months, the Federal Open Market Committee met four times and maintained the target range for the Federal Funds Rate at 0% to 0.25%. The Committee acknowledged that growth in employment has slowed in recent months and the unemployment rate remains elevated. To promote economic recovery, the Committee expects to maintain a highly accommodative stance for monetary policy by keeping the Federal Funds Rate at exceptionally low levels at least through late 2014.

Eight of the nine sectors comprising the Russell 2000 Index experienced positive returns for the first six months of 2012. Health Care (12.7% beginning weight in the benchmark), up 20.9%, was the best-performing sector. Financial Services (23.2% beginning weight), up 12.2%, was the second best-performing sector and provided the largest positive impact on the benchmark’s six-month return. Energy (6.4% beginning weight), down 10.7%, was the worst-performing sector and was the only sector with a negative return.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Arena Pharmaceuticals, up 433.7%; Pharmacyclics, up 268.5%; and Vivus, up 192.7%. The stocks with the largest negative impact were Patriot Coal, down 85.6%; Key Energy Services, down 50.9%; and InterDigital, down 32.1%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Russell 2000 Index. Factors that impacted tracking error during the period included, among other things, Portfolio operating expenses, transaction costs, and delays in investing cash.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	8.44	-2.08	0.46	6.78	—
Class B	8.34	-2.35	0.21	6.52	—
Class E	8.40	-2.16	0.32	6.63	—
Class G	8.22	-2.40	—	—	19.07
Russell 2000 Index	8.53	-2.08	0.54	7.00	—

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E, and Class G shares are 11/9/98, 1/2/01, 5/1/01, and 4/28/09, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	1.3
Pharmacyclics, Inc.	0.3
Cepheid, Inc.	0.3
Vivus, Inc.	0.3
athenahealth, Inc.	0.3
HMS Holdings Corp.	0.3
Questcor Pharmaceuticals, Inc.	0.3
Woodward, Inc.	0.2
United Natural Foods, Inc.	0.2
Dril-Quip, Inc.	0.2

Top Sectors

% of Net Assets

Financials	20.8
Information Technology	16.6
Industrials	14.8
Consumer Discretionary	13.4
Health Care	13.0
Energy	5.6
Materials	4.5
Consumer Staples	3.6
Utilities	3.4
Telecommunications	0.9

MSF-2

Metropolitan Series Fund

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.32%	$1,000.00	$1,084.40	$1.66
	Hypothetical*	0.32%	$1,000.00	$1,023.25	$1.61

Class B(a)	Actual	0.57%	$1,000.00	$1,083.40	$2.95
	Hypothetical*	0.57%	$1,000.00	$1,021.99	$2.87

Class E(a)	Actual	0.47%	$1,000.00	$1,084.00	$2.44
	Hypothetical*	0.47%	$1,000.00	$1,022.49	$2.36

Class G(a)	Actual	0.62%	$1,000.00	$1,082.20	$3.21
	Hypothetical*	0.62%	$1,000.00	$1,021.74	$3.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—96.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
AAR Corp. (a)	20,590	$277,553
AeroVironment, Inc. (b)	8,967	235,922
American Science & Engineering, Inc. (a)	4,769	269,210
Astronics Corp. (b)	5,318	150,180
Ceradyne, Inc. (a) (b)	13,664	350,482
Cubic Corp.	8,470	407,238
Curtiss-Wright Corp.	24,567	762,805
DigitalGlobe, Inc. (a) (b)	18,262	276,852
Esterline Technologies Corp. (b)	15,964	995,355
GenCorp, Inc. (a) (b)	29,383	191,283
GeoEye, Inc. (a) (b)	11,850	183,438
HEICO Corp. (Class B) (a)	27,175	1,073,956
Hexcel Corp. (b)	51,904	1,338,604
Kratos Defense & Security Solutions, Inc. (a) (b)	28,296	165,249
LMI Aerospace, Inc. (b)	5,223	90,776
Moog, Inc. (b)	23,663	978,465
Orbital Sciences Corp. (b)	29,768	384,603
Taser International, Inc. (a) (b)	30,079	157,614
Teledyne Technologies, Inc. (b)	19,150	1,180,598
The KEYW Holding Corp. (b)	10,462	105,038

		9,575,221

Air Freight & Logistics—0.4%
Air Transport Services Group, Inc. (b)	29,240	152,048
Atlas Air Worldwide Holdings, Inc. (a) (b)	13,822	601,395
Forward Air Corp.	15,560	502,121
HUB Group, Inc. (b)	19,221	695,800
Pacer International, Inc. (a) (b)	21,625	117,208
Park-Ohio Holdings Corp. (b)	4,748	90,354
XPO Logistics, Inc. (a) (b)	9,537	160,222

		2,319,148

Airlines—0.8%
Alaska Air Group, Inc. (b)	37,910	1,360,969
Allegiant Travel Co. (a) (b)	7,740	539,323
Hawaiian Holdings, Inc. (a) (b)	26,730	174,012
JetBlue Airways Corp. (a) (b)	131,143	695,058
Republic Airways Holdings, Inc. (a) (b)	25,789	143,129
Skywest, Inc. (a)	29,720	194,072
Spirit Airlines, Inc. (b)	22,113	430,319
US Airways Group, Inc. (b)	85,764	1,143,234

		4,680,116

Auto Components—0.7%
American Axle & Manufacturing Holdings, Inc. (b)	34,595	362,901
Amerigon, Inc. (b)	16,060	184,529
Cooper Tire & Rubber Co.	32,939	577,750
Dana Holding Corp. (b)	76,356	978,120
Dorman Products, Inc. (a) (b)	12,774	320,500
Drew Industries, Inc. (a) (b)	10,366	288,693
Exide Technologies (a) (b)	40,883	137,367
Federal-Mogul Corp. (b)	10,576	116,336
Fuel Systems Solutions, Inc. (a) (b)	8,320	138,861
Modine Manufacturing Co. (a) (b)	24,735	171,414

Auto Components—(Continued)
Spartan Motors, Inc.	19,530	$102,337
Standard Motor Products, Inc.	9,638	135,703
Stoneridge, Inc. (b)	13,705	93,331
Superior Industries International, Inc. (a)	12,615	206,508
Tenneco, Inc. (a) (b)	31,602	847,566

		4,661,916

Automobiles—0.0%
Winnebago Industries, Inc. (a) (b)	16,165	164,721

Beverages—0.2%
Boston Beer Co., Inc. (a) (b)	4,408	533,368
Central European Distribution Corp. (a) (b)	37,681	107,768
Coca-Cola Bottling Co. Consolidated	2,376	152,729
Heckmann Corp. (a) (b)	83,048	280,702
National Beverage Corp. (a)	7,440	111,154

		1,185,721

Biotechnology—3.9%
Achillion Pharmaceuticals, Inc. (a) (b)	26,797	166,141
Acorda Therapeutics, Inc. (b)	20,455	481,920
Aegerion Pharmaceuticals, Inc. (a) (b)	11,897	176,551
Affymax, Inc. (b)	18,334	236,142
Alkermes plc (b)	64,920	1,101,692
Allos Therapeutics, Inc. (b)	48,535	86,878
Alnylam Pharmaceuticals, Inc. (a) (b)	24,421	284,993
AMAG Pharmaceuticals, Inc. (a) (b)	11,699	180,165
Amicus Therapeutics, Inc. (a) (b)	17,393	95,662
Arena Pharmaceuticals, Inc. (a) (b)	104,423	1,042,142
Arqule, Inc. (b)	34,077	202,077
Array Biopharma, Inc. (b)	48,411	167,986
Astex Pharmaceuticals (b)	52,716	110,176
AVEO Pharmaceuticals, Inc. (a) (b)	21,125	256,880
BioCryst Pharmaceuticals, Inc. (b)	27,968	111,313
Biotime, Inc. (a) (b)	17,858	82,147
Celldex Therapeutics, Inc. (a) (b)	26,835	139,274
Cepheid, Inc. (a) (b)	34,332	1,536,357
Clovis Oncology, Inc. (a) (b)	7,994	173,310
Cubist Pharmaceuticals, Inc. (b)	32,976	1,250,120
Curis, Inc. (a) (b)	44,220	238,788
Cytori Therapeutics, Inc. (a) (b)	31,861	86,025
Dendreon Corp. (a) (b)	82,091	607,473
Dyax Corp. (a) (b)	51,208	109,073
Dynavax Technologies Corp. (b)	93,835	405,367
Emergent Biosolutions, Inc. (b)	13,410	203,161
Enzon Pharmaceuticals, Inc. (a) (b)	19,420	133,415
Exact Sciences Corp. (b)	31,045	332,802
Exelixis, Inc. (a) (b)	79,623	440,315
Genomic Health, Inc. (a) (b)	8,810	294,254
Geron Corp. (a) (b)	65,936	113,410
Halozyme Therapeutics, Inc. (a) (b)	47,510	420,939
Idenix Pharmaceuticals, Inc. (b)	40,073	412,752
ImmunoCellular Therapeutics, Ltd. (b)	26,398	98,992
Immunogen, Inc. (a) (b)	40,319	676,553
Immunomedics, Inc. (a) (b)	39,907	142,468
Infinity Pharmaceuticals, Inc. (a) (b)	11,551	156,632

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
InterMune, Inc. (a) (b)	35,087	$419,290
Ironwood Pharmaceuticals, Inc. (a) (b)	40,102	552,606
Isis Pharmaceuticals, Inc. (a) (b)	53,285	639,420
Keryx Biopharmaceuticals, Inc. (b)	41,752	75,154
Lexicon Pharmaceuticals, Inc. (a) (b)	108,597	244,343
Ligand Pharmaceuticals, Inc. (a) (b)	10,985	186,086
MannKind Corp. (a) (b)	56,972	130,466
Maxygen, Inc. (a) (b)	18,784	111,953
Momenta Pharmaceuticals, Inc. (a) (b)	23,710	320,559
Neurocrine Biosciences, Inc. (b)	35,916	284,096
NewLink Genetics Corp. (a) (b)	7,185	107,631
Novavax, Inc. (a) (b)	64,864	101,188
NPS Pharmaceuticals, Inc. (b)	51,185	440,703
OncoGenex Pharmaceutical, Inc. (b)	8,617	115,812
Oncothyreon, Inc. (a) (b)	32,824	153,616
Opko Health, Inc. (a) (b)	59,324	272,890
Orexigen Therapeutics, Inc. (b)	33,657	186,460
Osiris Therapeutics, Inc. (a) (b)	9,335	102,405
PDL BioPharma, Inc. (a)	75,107	497,959
Pharmacyclics, Inc. (a) (b)	28,800	1,572,768
Progenics Pharmaceuticals, Inc. (a) (b)	16,553	161,888
Raptor Pharmaceutical Corp. (a) (b)	26,716	149,342
Repligen Corp. (b)	18,014	77,460
Rigel Pharmaceuticals, Inc. (b)	35,533	330,457
Sangamo Biosciences, Inc. (a) (b)	24,849	137,166
Sciclone Pharmaceuticals, Inc.(a) (b)	31,065	217,766
Seattle Genetics, Inc. (a) (b)	50,527	1,282,881
Spectrum Pharmaceuticals, Inc. (a) (b)	30,932	481,302
Synageva BioPharma Corp. (a) (b)	5,354	217,158
Synergy Pharmaceuticals, Inc. (b)	25,719	122,165
Synta Pharmaceuticals Corp. (a) (b)	20,751	113,508
Theravance, Inc. (a) (b)	32,331	718,395
Threshold Pharmaceuticals, Inc. (b)	24,847	183,868
Trius Therapeutics, Inc. (b)	14,466	83,324
Vanda Pharmaceuticals, Inc.(b)	16,660	73,304
Vical, Inc. (a) (b)	40,691	146,488
XOMA Corp. (b)	38,763	116,289
Ziopharm Oncology, Inc. (a) (b)	33,535	199,533

		24,082,044

Building Products—0.8%
A.O. Smith Corp.	20,593	1,006,792
AAON, Inc. (a)	10,242	193,062
Ameresco, Inc. (a) (b)	9,152	109,183
American Woodmark Corp. (a) (b)	5,650	96,615
Apogee Enterprises, Inc. (a)	13,569	218,054
Builders FirstSource, Inc. (a) (b)	25,665	121,652
Gibraltar Industries, Inc. (a) (b)	14,856	154,205
Griffon Corp. (b)	24,495	210,167
Insteel Industries, Inc. (a)	9,958	111,032
NCI Building Systems, Inc. (b)	10,596	114,755
Nortek, Inc. (a) (b)	4,481	224,229
Quanex Building Products Corp. (a)	20,789	371,707
Simpson Manufacturing Co., Inc.	22,212	655,476
Trex Co., Inc. (a) (b)	8,855	266,447
Universal Forest Products, Inc. (a)	10,498	409,212

Building Products—(Continued)
USG Corp. (a) (b)	39,350	$749,618

		5,012,206

Capital Markets—2.2%
Apollo Investment Corp.	112,228	861,911
Arlington Asset Investment Corp. (a)	3,810	82,715
BGC Partners, Inc. (a)	53,053	311,421
BlackRock Kelso Capital Corp.	38,057	371,436
Calamos Asset Management, Inc. (a)	11,175	127,954
Capital Southwest Corp.	1,999	205,577
Cohen & Steers, Inc. (a)	9,693	334,505
Cowen Group, Inc. (a) (b)	41,897	111,446
Diamond Hill Investment Group, Inc. (a) (b)	1,546	121,036
Duff & Phelps Corp.	19,538	283,301
Edelman Financial Group, Inc. (a)	12,429	108,132
Epoch Holding Corp. (a)	7,781	177,251
Evercore Partners, Inc.	15,370	359,504
Fidus Investment Corp.	5,499	83,420
Fifth Street Finance Corp. (a)	42,004	419,200
Financial Engines, Inc. (a) (b)	24,757	531,038
Firsthand Technology Value Fund, Inc. (b)	5,589	98,702
FXCM, Inc.	11,592	136,322
GAMCO Investors, Inc.	3,845	170,680
GFI Group, Inc. (a)	37,777	134,486
Gladstone Capital Corp. (a)	12,173	96,045
Gladstone Investment Corp.	14,338	105,958
Golub Capital BDC, Inc. (a)	8,056	121,565
Greenhill & Co., Inc.	15,513	553,038
GSV Capital Corp. (b)	10,974	102,058
Hercules Technology Growth Capital, Inc. (a)	26,898	305,023
HFF, Inc. (b)	17,729	247,142
ICG Group, Inc. (a) (b)	20,148	186,369
International FCStone, Inc. (a) (b)	7,668	148,376
Investment Technology Group, Inc. (b)	23,464	215,869
KBW, Inc. (a) (b)	19,039	313,192
Knight Capital Group, Inc. (a) (b)	54,243	647,661
Kohlberg Capital Corp.	12,596	91,447
Ladenburg Thalmann Financial Services, Inc. (a) (b)	55,150	84,931
Main Street Capital Corp.	12,423	300,637
Manning & Napier, Inc. (a) (b)	8,917	126,889
MCG Capital Corp. (a) (b)	42,140	193,844
Medallion Financial Corp. (a)	7,820	83,048
Medley Capital Corp.	9,775	117,691
MVC Capital, Inc.	13,488	174,670
NGP Capital Resources Co. (a)	12,117	85,788
Oppenheimer Holdings, Inc.	5,749	90,374
PennantPark Investment Corp. (a)	29,280	303,048
Piper Jaffray Cos. (a) (b)	8,439	197,726
Prospect Capital Corp. (a)	63,965	728,561
Safeguard Scientifics, Inc. (a) (b)	11,857	183,546
Solar Capital, Ltd. (a)	18,901	420,736
Solar Senior Capital, Ltd. (a)	4,388	74,157
Stifel Financial Corp. (b)	27,695	855,776
SWS Group, Inc.	16,722	89,128
THL Credit, Inc.	6,874	92,593

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Capital Markets—(Continued)
TICC Capital Corp. (a)	24,365	$236,341
Triangle Capital Corp. (a)	13,996	318,829
Virtus Investment Partners, Inc. (a) (b)	3,529	285,849
Westwood Holdings Group, Inc.	3,352	124,896
WisdomTree Investments, Inc. (b)	33,771	221,876

		13,554,714

Chemicals—1.9%
A. Schulman, Inc. (a)	16,210	321,769
ADA-ES, Inc. (b)	4,907	124,491
American Vanguard Corp.	14,887	395,845
Arabian American Development Co. (a) (b)	11,141	107,956
Balchem Corp. (a)	15,297	498,835
Calgon Carbon Corp. (b)	30,355	431,648
Chemtura Corp. (b)	52,334	758,843
Ferro Corp. (a) (b)	46,359	222,523
Flotek Industries, Inc. (a) (b)	25,871	241,635
FutureFuel Corp.	9,675	101,684
Georgia Gulf Corp. (a) (b)	18,309	469,992
H.B. Fuller Co.	25,868	794,148
Hawkins, Inc.	4,778	182,424
Innophos Holdings, Inc. (a)	11,603	655,105
Innospec, Inc.	12,490	369,829
KMG Chemicals, Inc.	4,440	85,603
Koppers Holdings, Inc. (a)	11,124	378,216
Kraton Performance Polymers, Inc. (b)	16,524	362,041
Landec Corp. (a) (b)	16,296	139,494
LSB Industries, Inc. (b)	9,253	286,010
Minerals Technologies, Inc.	9,780	623,769
Olin Corp.	41,593	868,878
OM Group, Inc. (a) (b)	16,641	316,179
Omnova Solutions, Inc. (b)	24,497	184,707
PolyOne Corp. (b)	49,970	683,590
Quaker Chemical Corp. (a)	6,591	304,570
Sensient Technologies Corp. (a)	26,602	977,092
Spartech Corp. (b)	17,520	90,579
Stepan Co.	4,485	422,397
TPC Group, Inc. (a) (b)	6,874	253,994
Zagg, Inc. (a) (b)	14,281	155,806
Zep, Inc.	10,762	147,762
Zoltek Cos., Inc. (b)	15,344	138,556

		12,095,970

Commercial Banks—6.5%
1st Source Corp. (a)	8,143	184,032
1st United Bancorp, Inc. (b)	23,590	146,494
Alliance Financial Corp. (a)	2,459	84,442
American National Bankshares, Inc. (a)	4,458	105,030
Ameris Bancorp	13,498	170,075
Ames National Corp. (a)	4,449	102,283
Arrow Financial Corp. (a)	5,379	130,010
Bancfirst Corp. (a)	4,227	177,154
Banco Latinoamericano de Exportaciones S.A.	17,151	367,546
Bancorp, Inc. (b)	13,290	125,590
BancorpSouth, Inc.	50,104	727,510

Commercial Banks—(Continued)
Bank of Kentucky Financial Corp.	2,984	$79,494
Bank of Marin Bancorp (a)	3,199	118,395
Bank of the Ozarks, Inc. (a)	14,780	444,582
Banner Corp.	11,833	259,261
Bar Harbor Bankshares	2,260	81,360
BBCN Bancorp, Inc. (b)	39,760	432,986
Boston Private Financial Holdings, Inc. (a)	40,232	359,272
Bridge Bancorp, Inc.	6,449	152,132
Bridge Capital Holdings (b)	5,158	83,302
Bryn Mawr Bank Corp.	6,395	134,743
Camden National Corp. (a)	3,953	144,759
Cardinal Financial Corp. (a)	17,067	209,583
Cathay General Bancorp	41,687	688,252
Center Bancorp, Inc.	6,998	78,728
Centerstate Banks, Inc.	16,702	119,419
Central Pacific Financial Corp. (b)	11,945	168,663
Chemical Financial Corp. (a)	16,677	358,555
Citizens & Northern Corp. (a)	6,716	127,940
Citizens Republic Bancorp, Inc. (b)	22,305	382,085
City Holding Co. (a)	8,871	298,864
CNB Financial Corp.	6,782	110,614
CoBiz Financial, Inc. (a)	17,832	111,628
Columbia Banking System, Inc.	21,597	406,456
Community Bank System, Inc. (a)	21,059	571,120
Community Trust Bancorp, Inc. (a)	7,420	248,496
CVB Financial Corp. (a)	47,878	557,779
Eagle Bancorp, Inc. (b)	9,117	143,593
Encore Bancshares, Inc. (b)	4,750	97,993
Enterprise Financial Services Corp. (a)	11,259	123,399
Farmers National Banc Corp. (a)	12,806	79,781
Financial Institutions, Inc.	6,461	109,062
First Bancorp (a)	8,242	73,271
First Bancorp, Inc.	5,125	87,125
First BanCorp/Puerto Rico (b)	39,016	154,503
First Busey Corp. (a)	42,355	204,575
First California Financial Group, Inc. (b)	12,923	88,910
First Commonwealth Financial Corp.	56,357	379,283
First Community Bancshares, Inc. (a)	8,470	122,222
First Connecticut Bancorp, Inc. (b)	9,833	132,745
First Financial Bancorp	30,745	491,305
First Financial Bankshares, Inc. (a)	16,723	577,947
First Financial Corp. (a)	6,038	175,102
First Interstate Bancsystem, Inc.	11,429	162,749
First Merchants Corp.	14,938	186,127
First Midwest Bancorp, Inc.	41,102	451,300
FirstMerit Corp.	57,420	948,578
FNB Corp. (a)	77,965	847,480
FNB United Corp. (a) (b)	6,849	88,969
German American Bancorp, Inc.	6,759	138,559
Glacier Bancorp, Inc. (a)	38,230	592,183
Great Southern Bancorp, Inc. (a)	6,069	167,383
Guaranty Bancorp (b)	43,612	92,021
Hancock Holding Co.	40,443	1,231,085
Hanmi Financial Corp. (b)	17,546	183,882
Heartland Financial USA, Inc.	7,703	184,872
Heritage Commerce Corp. (b)	11,920	77,480
Heritage Financial Corp. (a) (b)	10,314	151,100

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Home Bancshares, Inc.	11,883	$363,382
Hudson Valley Holding Corp.	7,889	142,791
Iberiabank Corp. (a)	15,241	768,908
Independent Bank Corp. (a)	11,835	345,700
International Bancshares Corp.	28,704	560,302
Investors Bancorp, Inc. (a) (b)	25,837	389,880
Lakeland Bancorp, Inc. (a)	13,915	146,386
Lakeland Financial Corp. (a)	9,208	247,051
MainSource Financial Group, Inc. (a)	12,295	145,450
MB Financial, Inc. (a)	28,968	623,971
Mercantile Bank Corp. (a) (b)	4,965	91,604
Merchants Bancshares, Inc.	2,728	75,156
Metro Bancorp, Inc. (b)	7,930	95,398
MetroCorp Bancshares, Inc. (b)	9,106	97,161
MidWestOne Financial Group, Inc.	3,929	84,474
National Bankshares, Inc.	4,218	127,046
National Penn Bancshares, Inc. (a)	67,536	646,320
NBT Bancorp, Inc. (a)	18,672	403,128
Northfield Bancorp, Inc. (a)	10,092	143,407
Northrim BanCorp, Inc.	3,766	80,931
Old National Bancorp (a)	50,541	606,997
OmniAmerican Bancorp, Inc. (b)	7,185	153,975
Oriental Financial Group, Inc.	25,382	281,233
Pacific Capital Bancorp. (b)	2,300	105,179
Pacific Continental Corp.	10,841	96,160
PacWest Bancorp	15,528	367,548
Park National Corp. (a)	6,718	468,580
Park Sterling Corp. (a) (b)	18,629	87,743
Peapack Gladstone Financial Corp. (a)	5,163	80,078
Penns Woods Bancorp, Inc.	1,988	79,142
People’s Bancorp, Inc. (a)	5,988	131,616
Pinnacle Financial Partners, Inc. (b)	18,820	367,178
Preferred Bank/Los Angeles (b)	6,777	90,541
PrivateBancorp, Inc. (a)	31,105	459,110
Prosperity Bancshares, Inc. (a)	25,017	1,051,465
Renasant Corp. (a)	12,711	199,690
Republic Bancorp, Inc. (Class A) (a)	5,421	120,617
S&T Bancorp, Inc. (a)	15,660	289,240
S.Y. Bancorp, Inc.	7,089	169,782
Sandy Spring Bancorp, Inc. (a)	13,670	246,060
SCBT Financial Corp. (a)	8,161	287,675
Simmons First National Corp. (a)	9,347	217,318
Southside Bancshares, Inc. (a)	8,324	187,124
Southwest Bancorp, Inc. (a) (b)	11,069	104,159
State Bank Financial Corp. (b)	16,379	248,306
StellarOne Corp. (a)	12,984	162,040
Sterling Bancorp	17,221	171,866
Sterling Financial Corp. (b)	13,897	262,514
Susquehanna Bancshares, Inc.	99,673	1,026,632
Taylor Capital Group, Inc. (a) (b)	11,400	186,846
Texas Capital Bancshares, Inc. (b)	21,063	850,735
The First of Long Island Corp. (a)	5,564	161,189
Tompkins Financial Corp. (a)	4,882	183,954
TowneBank (a)	16,780	234,925
TriCo Bancshares (a)	8,062	124,155
Trustmark Corp. (a)	34,161	836,261
UMB Financial Corp. (a)	16,960	868,861

Commercial Banks—(Continued)
Umpqua Holdings Corp. (a)	60,457	$795,614
Union First Market Bankshares Corp. (a)	9,844	142,246
United Bankshares, Inc. (a)	25,900	670,292
United Community Banks, Inc. (a) (b)	21,449	183,818
Univest Corp. of Pennsylvania	9,559	158,010
Virginia Commerce Bancorp, Inc. (b)	12,096	101,969
Washington Banking Co.	9,167	127,421
Washington Trust Bancorp, Inc. (a)	7,713	188,043
Webster Finanical Corp.	38,104	825,333
WesBanco, Inc.	12,861	273,425
West Bancorporation, Inc. (a)	8,036	76,422
West Coast Bancorp (a) (b)	10,292	202,238
Westamerica Bancorp (a)	14,310	675,289
Western Alliance Bancorp (a) (b)	37,712	352,984
Wilshire Bancorp, Inc. (a) (b)	29,438	161,320
Wintrust Financial Corp. (a)	19,337	686,463

		40,359,045

Commercial Services & Supplies—2.0%
ABM Industries, Inc.	27,975	547,191
ACCO Brands Corp. (b)	58,424	604,104
Acorn Energy, Inc.	10,156	84,498
American Reprographics Co. (b)	21,042	105,841
Casella Waste Systems, Inc. (b)	14,812	86,650
Consolidated Graphics, Inc. (b)	5,130	149,026
Courier Corp.	6,193	82,057
Deluxe Corp. (a)	27,650	689,591
EnerNOC, Inc. (b)	15,853	114,776
Ennis, Inc. (a)	14,123	217,212
G&K Services, Inc.	10,384	323,877
Healthcare Services Group, Inc. (a)	35,527	688,513
Heritage-Crystal Clean, Inc. (a) (b)	4,299	70,289
Herman Miller, Inc.	30,530	565,416
Higher One Holdings, Inc. (a) (b)	15,855	193,748
HNI Corp.	24,237	624,103
Innerworkings, Inc. (a) (b)	17,056	230,768
Interface, Inc.	31,333	427,069
Intersections, Inc.	5,343	84,687
Kimball International, Inc. (Class B) (a)	18,813	144,860
Knoll, Inc. (a)	25,885	347,377
McGrath Rentcorp	13,375	354,437
Mine Safety Appliances Co. (a)	14,087	566,861
Mobile Mini, Inc. (a) (b)	19,043	274,219
Multi-Color Corp. (a)	6,895	153,345
Quad/Graphics, Inc. (a)	13,076	188,033
Schawk, Inc. (a)	6,937	88,100
Standard Parking Corp. (b)	8,683	186,858
Steelcase, Inc.	41,383	373,688
Swisher Hygiene, Inc. (a) (b)	61,151	154,712
SYKES Enterprises, Inc. (b)	22,444	358,206
Team, Inc. (b)	10,055	313,515
Tetra Tech, Inc. (b) (c)	33,211	866,143
The Brink’s Co.	24,924	577,738
The GEO Group, Inc. (b)	31,980	726,586
TMS International Corp. (a) (b)	7,290	72,681
U.S. Ecology, Inc.	10,060	178,464

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
United Stationers, Inc.	22,567	$608,181
Viad Corp. (a)	11,786	235,720

		12,659,140

Communications Equipment—2.2%
ADTRAN, Inc. (a)	33,462	1,010,218
Anaren, Inc. (a) (b)	8,343	163,523
Arris Group, Inc. (b)	59,022	820,996
Aruba Networks, Inc. (a) (b)	59,276	892,104
Aviat Networks, Inc. (b)	34,336	96,141
Bel Fuse, Inc. (Class B)	6,585	115,962
Black Box Corp.	9,812	281,604
CalAmp Corp. (a) (b)	15,906	116,591
Calix, Inc. (a) (b)	19,494	160,241
Ciena Corp. (a) (b)	52,583	860,784
Comtech Telecommunications Corp. (a) (b)	10,945	312,808
Comverse Technology, Inc. (b)	118,727	690,991
Digi International, Inc. (b)	14,316	146,596
Emulex Corp. (b)	45,893	330,430
Extreme Networks (a) (b)	50,140	172,482
Finisar Corp. (a) (b)	47,662	713,024
Globecomm Systems, Inc. (a) (b)	14,070	142,670
Harmonic, Inc. (b)	59,191	252,154
Infinera Corp. (a) (b)	63,652	435,380
InterDigital, Inc. (a) (b)	23,973	707,443
Ixia (a) (b)	20,969	252,047
KVH Industries, Inc. (b)	8,641	108,012
Loral Space & Communications, Inc. (a) (b)	5,792	390,091
NETGEAR, Inc. (b)	20,185	696,584
Oclaro, Inc. (a) (b)	26,529	80,648
Oplink Communications, Inc. (b)	10,830	146,530
Parkervision, Inc. (a) (b)	48,876	116,325
PC-Tel, Inc.	10,631	68,783
Plantronics, Inc.	23,070	770,538
Procera Networks, Inc. (a) (b)	10,321	250,903
SeaChange International, Inc. (a) (b)	15,237	125,401
ShoreTel, Inc. (b)	25,559	111,948
Sonus Networks, Inc. (b)	115,150	247,572
Sycamore Networks, Inc. (b)	12,843	186,480
Symmetricom, Inc. (b)	25,522	152,877
Tellabs, Inc.	194,568	647,911
Telular Corp.	9,422	87,059
Ubiquiti Networks, Inc. (a) (b)	6,027	85,885
ViaSat, Inc. (a) (b)	19,916	752,227

		13,699,963

Computers & Peripherals—0.6%
Avid Technology, Inc. (a) (b)	15,838	117,676
Cray, Inc. (a) (b)	19,023	229,798
Datalink Corp. (b)	8,657	82,674
Electronics for Imaging, Inc. (b)	24,822	403,357
Imation Corp. (a) (b)	16,653	98,419
Immersion Corp. (a) (b)	16,446	92,591
Intermec, Inc. (b)	30,773	190,793
Intevac, Inc. (b)	10,996	82,690
OCZ Technology Group, Inc. (a) (b)	35,153	186,311

Computers & Peripherals—(Continued)
QLogic Corp. (b)	51,727	$708,143
Quantum Corp. (b)	116,840	237,185
Silicon Graphics International Corp. (a) (b)	18,071	116,016
STEC, Inc. (b)	21,917	170,953
Stratasys, Inc. (a) (b)	10,894	539,798
Super Micro Computer, Inc. (b)	14,579	231,223
Synaptics, Inc. (a) (b)	18,012	515,683

		4,003,310

Construction & Engineering—0.7%
Aegion Corp. (a) (b)	20,173	360,895
Argan, Inc. (b)	5,506	76,974
Comfort Systems USA, Inc. (a)	21,659	217,023
Dycom Industries, Inc. (a) (b)	18,140	337,585
EMCOR Group, Inc. (b)	35,595	990,253
Furmanite Corp. (b)	21,557	104,767
Granite Construction, Inc. (a)	20,021	522,748
Great Lakes Dredge & Dock Corp.	32,033	228,075
Layne Christensen Co. (a) (b)	10,438	215,962
MasTec, Inc. (a) (b)	33,508	503,960
Michael Baker Corp.	4,638	121,006
MYR Group, Inc. (b)	10,017	170,890
Northwest Pipe Co. (a) (b)	4,794	116,303
Orion Marine Group, Inc. (b)	14,575	101,442
Pike Electric Corp. (b)	9,657	74,552
Primoris Services Corp.	14,921	179,052
Sterling Construction Co., Inc. (a) (b)	8,227	84,080
Tutor Perini Corp. (b)	19,192	243,163

		4,648,730

Construction Materials—0.3%
Eagle Materials, Inc.	25,035	934,807
Headwaters, Inc. (a) (b)	34,873	179,596
Texas Industries, Inc. (a)	12,237	477,365

		1,591,768

Consumer Finance—0.6%
Cash America International, Inc. (a)	15,693	691,120
Credit Acceptance Corp. (b)	4,233	357,392
DFC Global Corp. (b)	22,515	414,951
Ezcorp., Inc. (b)	24,505	574,887
First Cash Financial Services, Inc. (b)	16,238	652,281
Green Dot Corp. (a) (b)	12,988	287,295
Nelnet, Inc. (a)	14,274	328,302
Netspend Holdings, Inc. (b)	16,359	150,339
Nicholas Financial, Inc.	5,855	75,061
World Acceptance Corp. (a) (b)	5,911	388,944

		3,920,572

Containers & Packaging—0.2%
AEP Industries, Inc. (a) (b)	2,424	105,565
Boise, Inc. (b)	53,751	353,682
Graphic Packaging Holding Co. (a) (b)	89,274	491,007
Myers Industries, Inc.	17,980	308,537

		1,258,791

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.2%
Core-Mark Holding Co., Inc. (a) (b)	5,932	$285,566
Pool Corp.	25,671	1,038,649
VOXX International Corp. (a) (b)	11,030	102,800

		1,427,015

Diversified Consumer Services—1.2%
American Public Education, Inc. (b)	9,943	318,176
Bridgepoint Education, Inc. (a) (b)	9,743	212,397
Capella Education Co. (b)	7,429	258,232
Career Education Corp. (a) (b)	28,713	192,090
Carriage Services, Inc.	9,414	78,325
Coinstar, Inc. (a) (b)	16,796	1,153,213
Corinthian Colleges, Inc. (b)	47,588	137,529
Education Management Corp. (a) (b)	15,461	107,454
Grand Canyon Education, Inc. (a) (b)	21,494	450,084
Hillenbrand, Inc.	32,483	597,038
K12, Inc. (a) (b)	13,883	323,474
Lincoln Educational Services Corp. (b)	11,700	76,050
Mac-Gray Corp.	7,254	102,209
Matthews International Corp. (a)	15,814	513,797
Regis Corp. (a)	30,707	551,498
Sotheby’s (a)	36,034	1,202,094
Steiner Leisure, Ltd. (b)	8,240	382,418
Stewart Enterprises, Inc. (a)	36,822	262,909
Strayer Education, Inc. (a)	6,343	691,514
Universal Technical Institute, Inc. (b)	11,178	151,015

		7,761,516

Diversified Financial Services—0.4%
Encore Capital Group, Inc. (b)	11,801	349,546
MarketAxess Holdings, Inc.	19,495	519,347
Marlin Business Services Corp.	4,620	75,722
NewStar Financial, Inc. (a) (b)	14,397	186,585
PHH Corp. (a) (b)	30,324	530,063
Pico Holdings, Inc. (a) (b)	12,147	272,214
Portfolio Recovery Associates, Inc. (b)	9,087	829,280

		2,762,757

Diversified Telecommunication Services—0.7%
8X8, Inc. (a) (b)	32,183	135,169
AboveNet, Inc. (b)	12,844	1,078,896
Atlantic Tele-Network, Inc. (a)	4,754	160,352
Cbeyond, Inc. (b)	13,419	90,847
Cincinnati Bell, Inc. (a) (b)	105,708	393,234
Cogent Communications Group, Inc. (a) (b)	24,794	477,284
Consolidated Communications Holdings, Inc. (a)	16,070	237,836
General Communication, Inc. (b)	20,236	168,161
Hawaiian Telcom Holdco., Inc. (a) (b)	6,401	124,884
HickoryTech Corp. (a)	6,922	76,903
IDT Corp.	8,438	82,777
inContact, Inc. (a) (b)	17,083	85,586
Iridium Communications, Inc. (b)	23,828	213,499
Lumos Networks Corp. (a)	8,672	81,950
magicJack VocalTec, Ltd. (b)	8,170	155,230
Neutral Tandem, Inc. (b)	17,795	234,538

Diversified Telecommunication Services—(Continued)
Premiere Global Services, Inc. (a) (b)	32,138	$269,638
Primus Telecommunications Group, Inc. (b)	7,569	117,849
SureWest Communications	7,285	153,495
Towerstream Corp. (a) (b)	23,379	97,023
Vonage Holdings Corp. (b)	105,013	211,076

		4,646,227

Electric Utilities—1.4%
Allete, Inc.	20,181	843,566
Cleco Corp. (a)	32,177	1,345,964
El Paso Electric Co.	23,162	768,052
IDACORP, Inc. (a)	26,162	1,100,897
MGE Energy, Inc. (a)	12,573	594,703
PNM Resources, Inc.	42,143	823,474
Portland General Electric Co.	39,771	1,060,295
The Empire District Electric Co.	22,399	472,619
UIL Holdings Corp.	26,643	955,418
Unitil Corp.	7,429	196,868
UNS Energy Corp.	21,055	808,722

		8,970,578

Electrical Equipment—1.1%
A123 Systems, Inc. (a) (b)	59,608	75,106
Acuity Brands, Inc.	22,563	1,148,682
American Superconductor Corp. (a) (b)	26,590	124,973
AZZ, Inc.	6,663	408,175
Belden, Inc.	25,132	838,152
Brady Corp. (a)	25,291	695,756
Capstone Turbine Corp. (a) (b)	192,279	194,202
Encore Wire Corp. (a)	10,441	279,610
EnerSys (b)	25,256	885,728
Franklin Electric Co., Inc. (a)	12,236	625,627
FuelCell Energy, Inc. (a) (b)	81,701	82,518
Generac Holdings, Inc. (b)	12,918	310,807
Global Power Equipment Group, Inc. (a) (b)	8,163	178,280
II-VI, Inc. (b)	27,302	455,124
LSI Industries, Inc.	11,169	79,523
Powell Industries, Inc. (b)	4,404	164,534
Preformed Line Products Co. (a)	1,221	70,708
Thermon Group Holdings, Inc. (b)	7,965	164,955

		6,782,460

Electronic Equipment, Instruments & Components—2.2%
Anixter International, Inc. (b)	15,032	797,448
Audience, Inc. (b)	4,157	80,147
Benchmark Electronics, Inc. (b)	30,443	424,680
Brightpoint, Inc. (b)	38,434	207,928
Checkpoint Systems, Inc. (b)	21,005	182,954
Cognex Corp.	22,737	719,626
Coherent, Inc. (a) (b)	12,319	533,413
CTS Corp.	18,070	170,219
Daktronics, Inc.	18,513	127,925
DTS, Inc. (a) (b)	9,298	242,492
Echelon Corp. (a) (b)	21,855	76,055
Electro Rent Corp. (a)	9,062	147,076
Electro Scientific Industries, Inc. (a) (b)	11,663	137,857

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Fabrinet (a) (b)	10,572	$132,679
FARO Technologies, Inc. (b)	8,551	359,826
FEI Co.	20,566	983,877
Gerber Scientific, Inc. (a) (b)	14,024	0
GSI Group, Inc. (b)	18,739	214,749
Insight Enterprises, Inc. (b) (c)	26,311	442,814
InvenSense, Inc. (b)	19,747	223,141
Kemet Corp. (b)	22,874	137,473
LeCroy Corp. (b)	8,496	121,153
Littelfuse, Inc. (b)	11,485	653,382
Maxwell Technologies, Inc. (b)	14,377	94,313
Measurement Specialties, Inc. (b)	8,286	269,378
Mercury Computer Systems, Inc. (b)	15,581	201,462
Methode Electronics, Inc. (a)	20,336	173,059
MTS Systems Corp.	8,022	309,248
Multi-Fineline Electronix, Inc. (a) (b)	5,936	146,263
Neonode, Inc. (a) (b)	15,042	92,508
Newport Corp. (b)	20,202	242,828
OSI Systems, Inc. (b)	10,522	666,463
Park Electrochemical Corp.	10,569	273,526
Plexus Corp. (b) (c)	18,360	517,752
Power-One, Inc. (a) (b)	37,411	169,098
Radisys Corp. (b)	13,023	81,784
Richardson Electronics, Ltd.	8,010	98,763
Rofin-Sinar Technologies, Inc. (b)	15,227	288,247
Rogers Corp. (b)	8,965	355,104
Sanmina-SCI Corp. (b)	42,537	348,378
Scansource, Inc. (b)	14,516	444,770
SYNNEX Corp. (a) (b)	13,438	463,477
TTM Technologies, Inc. (b)	26,923	253,345
Universal Display Corp. (a) (b)	21,034	755,962
Vishay Precision Group, Inc. (a) (b)	6,373	88,903
Zygo Corp. (b)	8,667	154,793

		13,606,338

Energy Equipment & Services—1.8%
Basic Energy Services, Inc. (a) (b)	20,745	214,088
Bolt Technology Corp.	4,977	74,705
Bristow Group, Inc. (b)	19,244	782,654
C&J Energy Services, Inc. (a) (b)	23,819	440,652
Cal Dive International, Inc. (a) (b)	50,687	146,992
Dawson Geophysical Co. (a) (b)	5,124	122,054
Dril-Quip, Inc. (b)	21,257	1,394,247
Exterran Holdings, Inc. (a) (b)	33,119	422,267
Forum Energy Technologies, Inc. (b)	12,683	249,728
Gulf Island Fabrication, Inc. (a)	7,812	220,377
Gulfmark Offshore, Inc. (a) (b)	14,262	485,478
Helix Energy Solutions Group, Inc. (b)	55,982	918,665
Hercules Offshore, Inc. (b)	82,886	293,416
Hornbeck Offshore Services, Inc. (b)	18,781	728,327
ION Geophysical Corp. (a) (b)	68,572	451,889
Key Energy Services, Inc. (b)	80,293	610,227
Lufkin Industries, Inc.	17,574	954,620
Matrix Service Co. (a) (b)	14,196	161,125
Mitcham Industries, Inc. (b)	7,031	119,316
Natural Gas Services Group, Inc. (a) (b)	6,643	98,449
Newpark Resources, Inc. (a) (b)	49,796	293,796

Energy Equipment & Services—(Continued)
OYO Geospace Corp. (b)	3,433	$308,936
Parker Drilling Co. (a) (b)	67,607	304,908
PHI, Inc. (a) (b)	7,440	206,906
Pioneer Drilling Co. (b)	31,825	253,645
RigNet, Inc. (b)	6,898	119,956
Tesco Corp. (b)	16,366	196,392
Tetra Technologies, Inc. (b)	39,068	278,555
TGC Industries, Inc. (b)	8,396	81,525
Vantage Drilling Co. (a) (b)	106,150	159,225
Willbros Group, Inc. (a) (b)	22,413	144,788

		11,237,908

Food & Staples Retailing—1.2%
Casey’s General Stores, Inc.	20,162	1,189,356
Chefs’ Warehouse Holdings, LLC (a) (b)	6,163	111,242
Harris Teeter Supermarkets, Inc.	23,320	955,887
Ingles Markets, Inc. (a)	7,334	117,564
Nash Finch Co. (a)	6,720	144,346
Pricesmart, Inc. (a)	9,705	655,184
Rite Aid Corp. (a) (b)	354,324	496,054
Roundy’s, Inc. (a) (b)	11,429	116,690
Spartan Stores, Inc. (a)	11,884	215,457
SUPERVALU, Inc.	113,610	588,500
Susser Holdings Corp. (b)	6,155	228,781
The Andersons, Inc.	10,396	443,493
The Pantry, Inc. (b)	12,441	182,883
United Natural Foods, Inc. (b)	25,510	1,399,479
Village Super Market, Inc.	4,726	153,973
Weis Markets, Inc. (a)	6,205	276,247

		7,275,136

Food Products—1.5%
Annie’s, Inc. (b)	3,181	133,157
B&G Foods, Inc.	26,426	702,932
Cal-Maine Foods, Inc.	7,468	291,999
Calavo Growers, Inc. (a)	6,124	156,652
Chiquita Brands International, Inc. (a) (b)	24,259	121,295
Darling International, Inc. (b)	60,621	999,640
Diamond Foods, Inc. (a)	11,661	208,032
Dole Food Co., Inc. (a) (b)	20,253	177,821
Fresh Del Monte Produce, Inc. (a) (b)	20,445	479,844
J&J Snack Foods Corp.	7,928	468,545
John B. Sanfilippo & Son, Inc. (b)	4,751	84,805
Lancaster Colony Corp.	9,882	703,697
Limoneira Co.	4,954	80,354
Omega Protein Corp. (b)	10,030	73,821
Pilgrim’s Pride Corp. (a) (b)	32,160	229,944
Post Holdings, Inc. (b)	14,814	455,530
Sanderson Farms, Inc.	12,930	592,453
Seneca Foods Corp. (b)	4,612	124,063
Smart Balance, Inc. (a) (b)	35,186	330,396
Snyders-Lance, Inc.	24,477	617,555
The Hain Celestial Group, Inc. (b)	19,565	1,076,858
Tootsie Roll Industries, Inc. (a)	13,760	328,314
TreeHouse Foods, Inc. (a) (b)	18,597	1,158,407

		9,596,114

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—1.1%
Chesapeake Utilities Corp. (a)	5,946	$259,959
Delta Natural Gas Co., Inc. (a)	3,784	82,226
New Jersey Resources Corp. (a)	21,933	956,498
Northwest Natural Gas Co. (a)	14,144	673,255
Piedmont Natural Gas Co., Inc. (a)	37,459	1,205,805
South Jersey Industries, Inc.	15,904	810,627
Southwest Gas Corp.	23,934	1,044,719
The Laclede Group, Inc. (a)	12,170	484,488
WGL Holdings, Inc.	26,917	1,069,951

		6,587,528

Health Care Equipment & Supplies—3.3%
Abaxis, Inc. (a) (b)	12,234	452,658
ABIOMED, Inc. (a) (b)	16,820	383,832
Accuray, Inc. (a) (b)	37,218	254,571
Align Technology, Inc. (a) (b)	38,046	1,273,019
Analogic Corp. (a)	6,542	405,604
Angiodynamics, Inc. (b)	13,423	161,210
Anika Therapeutics, Inc. (b)	6,782	92,167
Antares Pharma, Inc. (a) (b)	45,848	166,887
ArthroCare Corp. (b)	14,508	424,794
AtriCure, Inc. (a) (b)	8,786	84,433
Atrion Corp. (a)	874	179,152
Cantel Medical Corp.	10,408	283,618
Cardiovascular Systems, Inc. (b)	8,814	86,289
Cerus Corp. (a) (b)	29,134	96,725
Conceptus, Inc. (a) (b)	16,733	331,648
Conmed Corp. (a) (b)	16,372	453,013
CryoLife, Inc. (b)	17,220	90,061
Cyberonics, Inc. (b)	14,671	659,315
Cynosure, Inc. (a) (b)	5,968	126,223
DexCom, Inc. (b)	35,316	457,695
Endologix, Inc. (b)	29,672	458,136
Exactech, Inc. (a) (b)	5,322	89,250
Greatbatch, Inc. (b)	12,931	293,663
Haemonetics Corp. (b)	13,261	982,773
HeartWare International, Inc. (a) (b)	7,532	668,842
ICU Medical, Inc. (b)	6,398	341,525
Insulet Corp. (a) (b)	25,524	545,448
Integra LifeSciences Holdings Corp. (b)	10,937	406,638
Invacare Corp.	15,930	245,800
IRIS International, Inc. (a) (b)	8,219	92,875
MAKO Surgical Corp. (a) (b)	19,333	495,118
Masimo Corp. (b)	26,648	596,382
Meridian Bioscience, Inc. (a)	22,552	461,414
Merit Medical Systems, Inc. (a) (b)	21,638	298,821
Natus Medical, Inc. (b)	16,472	191,405
Navidea Biopharmaceuticals, Inc. (a) (b)	46,017	171,183
Neogen Corp. (b)	13,356	617,047
NuVasive, Inc. (b)	22,552	571,919
NxStage Medical, Inc. (a) (b)	26,395	442,380
OraSure Technologies, Inc. (a) (b)	29,491	331,479
Orthofix International NV (a) (b)	9,598	395,917
Palomar Medical Technologies, Inc. (a) (b)	11,206	95,251
PhotoMedex, Inc. (a) (b)	8,374	101,744
Quidel Corp. (a) (b)	17,566	275,435
Rockwell Medical Technologies, Inc. (a) (b)	16,055	149,472

Health Care Equipment & Supplies—(Continued)
RTI Biologics, Inc. (b)	32,270	$121,335
Solta Medical, Inc. (a) (b)	36,732	107,625
Spectranetics Corp. (b)	19,030	217,323
Staar Surgical Co. (a) (b)	19,419	150,886
STERIS Corp.	31,719	995,025
SurModics, Inc. (b)	9,719	168,139
Symmetry Medical, Inc. (b)	21,060	180,695
Tornier NV (b)	8,318	186,489
Unilife Corp. (a) (b)	37,253	125,915
Vascular Solutions, Inc. (b)	9,953	125,010
Volcano Corp. (a) (b)	27,732	794,522
West Pharmaceutical Services, Inc. (a)	18,062	911,950
Wright Medical Group, Inc. (a) (b)	20,976	447,838
Young Innovations, Inc. (a)	3,398	117,197

		20,432,780

Health Care Providers & Services—2.8%
Acadia Healthcare Co., Inc. (b)	13,306	233,387
Accretive Health, Inc. (a) (b)	30,305	332,143
Air Methods Corp. (b)	6,842	672,226
Almost Family, Inc. (a) (b)	4,862	108,617
Amedisys, Inc. (a) (b)	18,591	231,458
AMN Healthcare Services, Inc. (b)	20,644	122,419
AmSurg Corp. (a) (b)	17,693	530,436
Assisted Living Concepts, Inc. (b)	10,628	151,130
Bio-Reference Labs, Inc. (a) (b)	12,716	334,176
BioScrip, Inc. (a) (b)	24,999	185,743
Capital Senior Living Corp. (b)	14,260	151,156
Centene Corp. (b)	26,880	810,701
Chemed Corp. (a)	10,240	618,906
Corvel Corp. (b)	3,920	192,080
Emeritus Corp. (a) (b)	15,831	266,436
ExamWorks Group, Inc. (a) (b)	14,017	185,445
Five Star Quality Care, Inc. (a) (b)	25,265	77,564
Gentiva Health Services, Inc. (b)	16,117	111,691
Hanger Orthopedic Group, Inc. (b)	17,356	445,008
Healthsouth Corp. (b)	50,404	1,172,397
Healthways, Inc. (a) (b)	18,606	148,476
HMS Holdings Corp. (b)	44,959	1,497,584
IPC The Hospitalist Co., Inc. (b)	9,377	424,966
Kindred Healthcare, Inc. (a) (b)	29,215	287,183
Landauer, Inc. (a)	5,165	296,109
LHC Group, Inc. (a) (b)	8,340	141,446
Magellan Health Services, Inc. (b)	15,183	688,245
Metropolitan Health Networks, Inc. (b)	21,183	202,721
MModal, Inc. (a) (b)	21,298	276,448
Molina Healthcare, Inc. (a) (b)	16,104	377,800
MWI Veterinary Supply, Inc. (a) (b)	7,209	740,869
National Healthcare Corp. (a)	5,246	237,277
National Research Corp. (a)	1,482	77,583
Owens & Minor, Inc. (a)	33,804	1,035,417
PharMerica Corp. (a) (b)	17,146	187,234
PSS World Medical, Inc. (a) (b)	27,282	572,649
Select Medical Holdings Corp. (b)	19,234	194,456
Sun Healthcare Group, Inc. (a) (b)	14,365	120,235
Sunrise Senior Living, Inc. (a) (b)	28,669	208,997
Team Health Holdings, Inc. (b)	15,271	367,878

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
The Ensign Group, Inc.	10,390	$293,725
The Providence Service Corp. (a) (b)	7,703	105,608
Triple-S Management Corp. (a) (b)	12,074	220,713
U.S. Physical Therapy, Inc. (a) (b)	8,479	215,621
Universal American Corp. (a) (b)	20,509	215,960
Vanguard Health Systems, Inc. (b)	16,940	150,597
WellCare Health Plans, Inc. (b)	22,292	1,181,476

		17,400,392

Health Care Technology—0.6%
athenahealth, Inc. (a) (b)	18,964	1,501,380
Computer Programs & Systems, Inc. (a)	5,856	335,080
Epocrates, Inc. (b)	10,742	86,151
HealthStream, Inc. (b)	10,052	261,352
MedAssets, Inc. (a) (b)	31,309	421,106
Medidata Solutions, Inc. (b)	11,008	359,631
Merge Healthcare, Inc. (a) (b)	29,111	83,257
Omnicell, Inc. (b)	16,926	247,797
Quality Systems, Inc.	20,268	557,573
Vocera Communications, Inc. (b)	4,339	116,242

		3,969,569

Hotels, Restaurants & Leisure—3.2%
AFC Enterprises, Inc. (a) (b)	12,829	296,863
Ameristar Casinos, Inc.	16,695	296,670
Benihana, Inc. (a) (b)	8,067	129,959
Biglari Holdings, Inc. (b)	605	233,766
BJ’s Restaurants, Inc. (a) (b)	13,550	514,900
Bob Evans Farms, Inc. (a)	16,481	662,536
Boyd Gaming Corp. (a) (b)	29,447	212,018
Bravo Brio Restaurant Group, Inc. (b)	9,979	177,926
Buffalo Wild Wings, Inc. (b)	10,005	866,833
Caesars Entertainment Corp. (b)	22,018	251,005
Caribou Coffee Co., Inc. (a) (b)	11,809	152,454
CEC Entertainment, Inc.	9,410	342,242
Churchill Downs, Inc.	7,558	444,335
Cracker Barrel Old Country Store, Inc.	10,275	645,270
Denny’s Corp. (b)	50,069	222,306
DineEquity, Inc. (b)	8,015	357,790
Domino’s Pizza, Inc. (b)	30,959	956,943
Fiesta Restaurant Group, Inc. (b)	7,465	98,762
Gaylord Entertainment Co. (a) (b)	16,580	639,325
Ignite Restaurant Group, Inc. (a) (b)	4,569	82,745
International Speedway Corp.	15,258	399,455
Interval Leisure Group, Inc. (b)	21,655	411,662
Jack in the Box, Inc. (b)	22,716	633,322
Jamba, Inc. (b)	39,716	77,843
Krispy Kreme Doughnuts, Inc. (a) (b)	34,392	219,765
Life Time Fitness, Inc. (a) (b)	23,528	1,094,287
Luby’s, Inc. (b)	11,936	79,971
Marcus Corp.	11,702	161,020
Marriott Vacations Worldwide Corp. (b)	14,288	442,642
Multimedia Games Holding Co., Inc. (b)	15,847	221,858
Orient-Express Hotels, Ltd. (Class A) (b)	52,036	435,541
P.F. Chang’s China Bistro, Inc. (a)	10,959	564,060
Papa John’s International, Inc. (a) (b)	9,944	473,036

Hotels, Restaurants & Leisure—(Continued)
Peet’s Coffee & Tea, Inc. (a) (b)	6,858	$411,754
Pinnacle Entertainment, Inc. (b)	33,689	324,088
Red Robin Gourmet Burgers, Inc. (b)	8,024	244,812
Ruby Tuesday, Inc. (a) (b)	34,631	235,837
Ruth’s Hospitality Group, Inc. (b)	17,912	118,219
Scientific Games Corp. (b)	29,648	253,490
Shuffle Master, Inc. (b)	29,393	405,624
Six Flags Entertainment Corp. (a)	21,940	1,188,709
Sonic Corp. (a) (b)	33,333	333,997
Speedway Motorsports, Inc. (a)	7,078	119,689
Summit Hotel Properties, Inc. (b)	14,662	122,721
Texas Roadhouse, Inc.	33,762	622,234
The Cheesecake Factory, Inc. (a) (b)	27,959	893,570
Town Sports International Holdings, Inc. (b)	15,866	210,859
Vail Resorts, Inc. (a)	19,490	976,059
WMS Industries, Inc. (b)	29,436	587,248

		19,848,020

Household Durables—1.0%
American Greetings Corp. (a)	20,889	305,397
Beazer Homes USA, Inc. (a) (b)	56,403	183,310
Blyth, Inc. (a)	5,088	175,841
Cavco Industries, Inc. (a) (b)	4,578	234,760
CSS Industries, Inc.	4,201	86,331
Ethan Allen Interiors, Inc.	12,159	242,329
Helen of Troy, Ltd. (a) (b)	16,965	574,944
Hooker Furniture Corp. (a)	6,459	76,152
Hovnanian Enterprises, Inc. (a) (b)	56,064	162,586
iRobot Corp. (b)	14,746	326,624
KB Home (a)	39,875	390,775
La-Z-Boy, Inc. (b)	26,643	327,442
Libbey, Inc. (b)	13,765	211,568
M/I Homes, Inc. (b)	8,667	150,112
MDC Holdings, Inc.	21,651	707,338
Meritage Homes Corp. (b)	16,435	557,804
National Presto Industries, Inc. (a)	2,572	179,448
Ryland Group, Inc.	23,729	606,988
Skullcandy, Inc. (a) (b)	9,199	130,166
Standard Pacific Corp. (a) (b)	57,653	356,872
Universal Electronics, Inc. (a) (b)	7,461	98,261

		6,085,048

Household Products—0.2%
Central Garden & Pet Co. (a) (b)	23,384	254,652
Harbinger Group, Inc. (b)	22,501	175,283
Spectrum Brands Holdings, Inc. (b)	12,344	402,044
WD-40 Co.	8,908	443,707

		1,275,686

Independent Power Producers & Energy Traders—0.3%
Atlantic Power Corp. (a)	60,001	768,613
GenOn Energy, Inc. (b)	409,864	700,867
Ormat Technologies, Inc. (a)	9,298	198,884

		1,668,364

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Industrial Conglomerates—0.3%
Otter Tail Corp. (a)	19,686	$450,219
Raven Industries, Inc. (a)	9,329	649,205
Seaboard Corp.	171	364,740
Standex International Corp. (a)	6,755	287,560
Tredegar Corp. (a)	13,367	194,623

		1,946,347

Insurance—2.3%
Alterra Capital Holdings, Ltd. (a)	46,955	1,096,399
American Equity Investment Life Holding Co. (a)	31,130	342,741
American Safety Insurance Holdings Ltd. (a) (b)	5,779	108,356
AMERISAFE, Inc. (b)	9,298	241,283
Amtrust Financial Services, Inc.	14,180	421,288
Argo Group International Holdings, Ltd.	14,239	416,776
Baldwin & Lyons, Inc. (Class B) (a)	4,133	96,051
Citizens, Inc. (a) (b)	22,172	216,177
CNO Financial Group, Inc. (b)	119,099	928,972
eHealth, Inc. (b)	9,723	156,638
Employers Holdings, Inc. (a)	16,380	295,495
Enstar Group, Ltd. (b)	4,522	447,407
FBL Financial Group, Inc. (a)	4,790	134,168
First American Financial Corp.	55,676	944,265
Flagstone Reinsurance Holdings S.A.	28,130	225,321
Global Indemnity plc (b)	6,518	131,989
Greenlight Capital Re, Ltd. (b)	15,207	386,562
Hilltop Holdings, Inc. (b)	23,109	238,254
Horace Mann Educators Corp.	21,022	367,465
Infinity Property & Casualty Corp.	6,826	393,655
Kansas City Life Insurance Co. (a)	2,207	77,664
Maiden Holdings, Ltd.	26,833	232,910
Meadowbrook Insurance Group, Inc.	26,803	235,598
Montpelier Re Holdings, Ltd.	26,734	569,167
National Financial Partners Corp. (b)	22,843	306,096
National Interstate Corp. (a)	3,464	92,108
National Western Life Insurance Co.	1,212	172,007
OneBeacon Insurance Group, Ltd.	11,496	149,678
Platinum Underwriters Holdings, Ltd.	18,204	693,572
Presidential Life Corp.	9,602	94,388
Primerica, Inc. (b)	25,062	669,907
RLI Corp. (a)	11,278	769,160
Safety Insurance Group, Inc.	6,815	276,962
SeaBright Holdings, Inc.	12,481	110,956
Selective Insurance Group, Inc.	28,514	496,429
State Auto Financial Corp.	7,940	111,557
Stewart Information Services Corp. (a)	9,368	143,799
Symetra Financial Corp.	41,392	522,367
The Navigators Group, Inc. (a) (b)	6,006	300,600
The Phoenix Cos., Inc. (a) (b)	66,674	123,347
Tower Group, Inc. (a)	18,115	378,060
United Fire Group, Inc.	12,454	265,644

		14,381,238

Internet & Catalog Retail—0.3%
Blue Nile, Inc. (a) (b)	6,605	196,234
HSN, Inc.	20,930	844,525

Internet & Catalog Retail—(Continued)
NutriSystem, Inc. (a)	14,262	$164,869
PetMed Express, Inc. (a)	13,291	161,619
Shutterfly, Inc. (a) (b)	19,128	587,038
Vitacost.com, Inc. (b)	14,862	87,686

		2,041,971

Internet Software & Services—2.5%
Ancestry.com, Inc. (a) (b)	16,407	451,685
Angie’s List, Inc. (a) (b)	19,034	301,499
Bankrate, Inc. (a) (b)	24,648	453,277
Bazaarvoice, Inc. (a) (b)	7,719	140,486
Blucora, Inc. (b)	24,708	304,402
comScore, Inc. (b)	18,978	312,378
Constant Contact, Inc. (a) (b)	15,503	277,194
Cornerstone OnDemand, Inc. (b)	17,998	428,532
CoStar Group, Inc. (b)	14,052	1,141,022
DealerTrack Holdings, Inc. (b)	23,824	717,341
Demand Media, Inc. (b)	16,365	183,288
Demandware, Inc. (b)	4,179	99,000
Dice Holdings, Inc. (a) (b)	25,094	235,633
Digital River, Inc. (b)	20,871	346,876
EarthLink, Inc. (a)	62,730	466,711
Easylink Services Internatioal Corp. (b)	17,521	126,852
Envestnet, Inc. (b)	9,919	119,028
ExactTarget, Inc. (b)	6,048	132,209
Internap Network Services Corp. (a) (b)	29,790	193,933
IntraLinks Holdings, Inc. (a) (b)	16,559	72,528
iPass, Inc. (b)	29,084	69,220
j2 Global, Inc. (a)	23,846	630,011
Keynote Systems, Inc.	7,039	104,529
KIT Digital, Inc. (a) (b)	21,271	91,253
Limelight Networks, Inc. (a) (b)	35,160	103,019
Liquidity Services, Inc. (b)	12,493	639,517
LivePerson, Inc. (a) (b)	29,330	559,030
LogMeIn, Inc. (a) (b)	11,813	360,533
Millennial Media, Inc. (b)	7,590	100,112
Monster Worldwide, Inc. (b)	64,337	546,864
Move, Inc. (a) (b)	21,815	198,735
NIC, Inc. (b)	33,146	420,954
OpenTable, Inc. (a) (b)	12,199	549,077
Perficient, Inc. (b)	17,369	195,054
QuinStreet, Inc. (b)	18,139	167,967
RealNetworks, Inc. (a) (b)	11,617	100,371
Responsys, Inc. (a) (b)	19,337	234,364
Saba Software, Inc. (b)	14,832	137,641
SciQuest, Inc. (b)	9,755	175,200
SPS Commerce, Inc. (b)	5,799	176,174
Stamps.com, Inc. (b)	7,841	193,437
support.com, Inc. (a) (b)	27,508	87,750
The Active Network, Inc. (a) (b)	20,830	320,574
Travelzoo, Inc. (a) (b)	3,283	74,590
United Online, Inc. (a)	48,001	202,564
Unwired Planet, Inc. (a) (b)	47,217	108,599
ValueClick, Inc. (b)	41,952	687,593
VistaPrint NV (b)	19,742	637,667
Vocus, Inc. (a) (b)	11,209	208,487
Web.com Group, Inc. (b)	18,795	344,324

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
WebMD Health Corp. (b)	27,021	$554,201
XO Group, Inc. (a) (b)	17,057	151,296
Yelp, Inc. (b)	5,390	122,515
Zix Corp. (a) (b)	36,710	95,446

		15,852,542

IT Services—1.9%
Acxiom Corp. (a) (b)	42,046	635,315
CACI International, Inc. (b) (c)	14,025	771,655
Cardtronics, Inc. (b)	23,495	709,784
Cass Information Systems, Inc. (a)	5,390	216,947
Ciber, Inc. (a) (b)	48,920	210,845
Computer Task Group, Inc. (a) (b)	8,399	125,901
Convergys Corp. (a) (b)	61,719	911,590
CSG Systems International, Inc. (b)	18,310	316,397
Echo Global Logistics, Inc. (b)	8,016	152,785
Euronet Worldwide, Inc. (a) (b)	26,285	449,999
ExlService Holdings, Inc. (a) (b)	12,486	307,655
Forrester Research, Inc. (a) (b)	7,965	269,695
Global Cash Access Holdings, Inc. (b)	35,379	255,083
Heartland Payment Systems, Inc.	20,734	623,679
iGate Corp.	16,029	272,813
Innodata, Inc. (b)	12,332	84,351
Lionbridge Technologies, Inc. (b)	32,603	102,699
Mantech International Corp. (a) (b)	12,440	291,967
MAXIMUS, Inc.	18,132	938,331
MoneyGram International, Inc. (b)	11,813	172,470
PRGX Global, Inc. (a) (b)	11,006	87,498
Sapient Corp. (b)	65,431	658,890
ServiceSource International, Inc. (a) (b)	26,479	366,734
Syntel, Inc. (a)	7,981	484,447
TeleTech Holdings, Inc. (b)	14,724	235,584
The Hackett Group, Inc. (b)	13,845	77,117
TNS, Inc. (b)	13,622	244,379
Unisys Corp. (a) (b)	22,919	448,066
Virtusa Corp. (b)	12,605	168,277
Wright Express Corp. (b)	20,582	1,270,321

		11,861,274

Leisure Equipment & Products—0.5%
Arctic Cat, Inc. (b)	6,783	247,986
Black Diamond, Inc. (b)	10,974	103,704
Brunswick Corp.	46,462	1,032,386
Callaway Golf Co. (a)	35,357	208,960
Jakks Pacific, Inc. (a) (b)	15,310	245,113
Leapfrog Enterprises, Inc. (b)	27,398	281,103
Smith & Wesson Holding Corp. (b)	32,012	266,020
Steinway Musical Instruments, Inc. (b)	3,417	83,717
Sturm Ruger & Co., Inc. (a)	10,261	411,979

		2,880,968

Life Sciences Tools & Services—0.5%
Accelrys, Inc. (b)	31,619	255,798
Affymetrix, Inc. (a) (b) (c)	41,239	193,411
Cambrex Corp. (b)	15,180	142,844
eResearch Technology, Inc. (a) (b)	26,533	211,999

Life Sciences Tools & Services—(Continued)
Fluidigm Corp. (b)	11,332	$170,433
Furiex Pharmaceuticals, Inc. (b)	5,616	117,655
Luminex Corp. (a) (b)	22,267	545,319
Medtox Scientific, Inc. (b)	4,598	123,962
PARELEX International Corp. (b)	31,915	900,960
Sequenom, Inc. (a) (b)	62,512	253,799

		2,916,180

Machinery—3.3%
3D Systems Corp. (a) (b)	22,933	782,933
Accuride Corp. (a) (b)	32,119	192,714
Actuant Corp.	36,285	985,501
Alamo Group, Inc. (a)	3,532	110,799
Albany International Corp.	15,229	284,935
Altra Holdings, Inc. (b)	14,458	228,147
American Railcar Industries, Inc. (b)	5,478	148,454
AMPCO-Pittsburgh Corp. (a)	4,489	82,283
Astec Industries, Inc. (b)	10,141	311,126
Badger Meter, Inc. (a)	8,245	309,600
Barnes Group, Inc. (a)	28,216	685,367
Blount International, Inc. (b)	25,829	378,395
Briggs & Stratton Corp. (a)	26,533	464,062
Cascade Corp. (a)	4,728	222,452
Chart Industries, Inc. (b)	15,809	1,087,027
CIRCOR International, Inc. (a)	9,435	321,639
CLARCOR, Inc. (a)	26,709	1,286,306
Columbus McKinnon Corp. (b)	11,301	170,532
Commercial Vehicle Group, Inc. (b)	13,330	114,905
Douglas Dynamics, Inc. (a)	14,519	206,896
Dynamic Materials Corp. (a)	7,259	125,799
EnPro Industries, Inc. (a) (b)	11,049	412,901
ESCO Technologies, Inc.	13,728	500,248
Federal Signal Corp.	34,181	199,617
Flow International Corp. (b)	26,186	82,486
FreightCar America, Inc. (a)	7,047	161,870
Graham Corp. (a)	5,399	100,529
Greenbrier Cos., Inc. (a) (b)	14,677	258,022
Hurco Cos., Inc. (b)	3,337	68,375
John Bean Technologies Corp.	15,202	206,291
Kadant, Inc. (b)	6,825	160,046
Kaydon Corp. (a)	17,495	374,218
LB Foster Co. (a) (b)	5,476	156,668
Lindsay Corp. (a)	6,769	439,308
Lydall, Inc. (b)	9,530	128,846
Meritor, Inc. (b)	50,463	263,417
Met-Pro Corp. (a)	8,159	75,144
Middleby Corp. (b)	9,748	970,998
Miller Industries, Inc.	6,185	98,527
Mueller Industries, Inc.	14,415	613,935
Mueller Water Products, Inc. (a)	86,085	297,854
NACCO Industries, Inc.	3,117	362,351
NN, Inc. (b)	9,533	97,332
PMFG, Inc. (a) (b)	11,583	90,463
Proto Labs, Inc. (a) (b)	2,771	79,694
RBC Bearings, Inc. (b)	11,531	545,416
Rexnord Corp. (b)	16,151	323,666
Robbins & Myers, Inc.	20,842	871,613

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Sauer-Danfoss, Inc. (a) (b)	6,354	$221,945
Sun Hydraulics Corp. (a)	10,558	256,454
Tennant Co. (a)	10,316	412,124
The Gorman-Rupp Co.	8,265	246,297
Titan International, Inc. (a)	22,513	552,244
Trimas Corp. (b)	17,187	345,459
Twin Disc, Inc. (a)	4,666	86,274
Wabash National Corp. (b)	36,570	242,093
Watts Water Technologies, Inc.	15,683	522,871
Woodward, Inc. (a)	36,510	1,439,954

		20,765,422

Marine—0.0%
Rand Logistics, Inc. (b)	9,836	83,606

Media—1.2%
Arbitron, Inc.	14,461	506,135
Ascent Media Corp. (b)	7,902	408,928
Belo Corp.	47,497	305,881
Carmike Cinemas, Inc. (b)	9,982	146,236
Central European Media Enterprises, Ltd. (a) (b)	18,980	96,418
Cumulus Media, Inc. (b)	32,584	98,078
Digital Generation, Inc. (a) (b)	16,894	208,979
Entercom Communications Corp. (a) (b)	14,538	87,519
EW Scripps Co. (b)	16,943	162,822
Fisher Communications, Inc. (a) (b)	4,050	121,136
Global Sources, Ltd. (b)	10,623	70,112
Harte-Hanks, Inc. (a)	27,990	255,829
Journal Communications, Inc. (b)	24,659	127,240
Knology, Inc. (b)	16,629	327,092
Lions Gate Entertainment Corp. (a) (b)	45,231	666,705
Live Nation Entertainment, Inc. (a) (b)	76,098	698,580
MDC Partners, Inc. (a)	12,989	147,295
Meredith Corp. (a)	18,827	601,334
National CineMedia, Inc. (a)	28,435	431,359
Rentrak Corp. (a) (b)	5,237	108,144
Saga Communications, Inc. (a) (b)	2,160	80,158
Scholastic Corp. (a)	14,077	396,408
Sinclair Broadcast Group, Inc. (b)	25,619	232,108
The McClatchy Co. (a) (b)	34,480	75,856
The New York Times Co. (Class A) (a) (b)	71,072	554,362
Valassis Communications, Inc. (a) (b)	23,553	512,278
World Wrestling Entertainment, Inc. (a)	13,534	105,836

		7,532,828

Metals & Mining—1.4%
A.M. Castle & Co. (a) (b)	9,250	98,235
AK Steel Holding Corp.	59,296	348,068
AMCOL International Corp. (a)	12,772	361,575
Century Aluminum Co. (a) (b)	26,722	195,872
Coeur d’Alene Mines Corp. (a) (b)	46,932	824,126
General Moly, Inc. (a) (b)	38,035	119,430
Globe Specialty Metals, Inc. (a)	33,146	445,151
Gold Reserve, Inc. (b)	28,952	101,043
Gold Resource Corp. (a) (b)	17,156	445,884

Metals & Mining—(Continued)
Golden Star Resources, Ltd. (a) (b)	138,555	$160,724
Haynes International, Inc. (a)	6,653	338,904
Hecla Mining Co. (a) (b)	149,030	707,893
Horsehead Holding Corp. (a) (b)	24,392	242,944
Kaiser Aluminum Corp. (a)	10,274	532,604
Materion Corp. (a) (b)	10,677	245,891
McEwen Mining, Inc. (a) (b)	105,808	318,482
Metals USA Holdings Corp. (b)	6,746	107,329
Midway Gold Corp. (a) (b)	64,682	89,908
Noranda Aluminum Holding Corp. (b)	18,305	145,708
Olympic Steel, Inc. (a)	4,963	81,492
Paramount Gold & Silver Corp. (a) (b)	60,688	145,651
RTI International Metals, Inc. (a) (b)	16,034	362,849
Schnitzer Steel Industries, Inc.	13,529	379,083
Stillwater Mining Co. (b)	61,243	523,015
SunCoke Energy, Inc. (b)	37,652	551,602
U.S. Antimony Corp. (b)	33,272	134,419
U.S. Silica Holdings, Inc. (a) (b)	4,239	47,731
Universal Stainless & Alloy (b)	4,303	176,853
Vista Gold Corp. (a) (b)	36,806	107,105
Worthington Industries, Inc. (a)	26,842	549,456

		8,889,027

Multi-Utilities—0.5%
Avista Corp. (a)	30,460	813,282
Black Hills Corp.	23,069	742,130
CH Energy Group, Inc. (a)	8,361	549,234
NorthWestern Corp.	19,221	705,411

		2,810,057

Multiline Retail—0.2%
Fred’s, Inc. (a)	22,557	344,897
Gordmans Stores, Inc. (b)	4,964	81,906
Saks, Inc. (a) (b)	59,754	636,380
Tuesday Morning Corp. (a) (b)	17,959	77,044

		1,140,227

Oil, Gas & Consumable Fuels—3.9%
Abraxas Petroleum Corp. (a) (b)	44,174	140,915
Apco Oil & Gas International, Inc.	4,986	89,997
Approach Resources, Inc. (b)	15,513	396,202
Arch Coal, Inc.	112,763	776,937
ATP Oil & Gas Corp. (a) (b)	22,845	77,216
Berry Petroleum Co. (a)	28,948	1,148,078
Bill Barrett Corp. (a) (b)	24,562	526,118
Bonanza Creek Energy, Inc. (b)	7,133	118,622
BPZ Resources, Inc. (a) (b)	51,873	131,239
Callon Petroleum Co. (b)	21,070	89,758
Carrizo Oil & Gas, Inc. (a) (b)	20,175	474,314
Clayton Williams Energy, Inc. (a) (b)	3,222	155,880
Clean Energy Fuels Corp. (a) (b)	35,238	546,189
Cloud Peak Energy, Inc. (b)	31,583	534,069
Comstock Resources, Inc. (a) (b)	24,676	405,180
Contango Oil & Gas Co. (b)	6,514	385,629
Crosstex Energy, Inc. (b)	21,727	304,178
CVR Energy, Inc. (b)	8,604	228,694

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Delek U.S. Holdings, Inc. (a)	8,058	$141,740
Endeavour International Corp. (a) (b)	20,189	169,588
Energy Partners, Ltd. (b)	15,648	264,451
Energy XXI Bermuda, Ltd. (b)	41,757	1,306,577
Evolution Petroleum Corp. (b)	9,398	78,379
Forest Oil Corp. (a) (b)	62,998	461,775
Frontline, Ltd. (a)	26,706	121,779
FX Energy, Inc. (b)	38,290	227,826
GasLog, Ltd. (b)	14,308	145,226
Georesources, Inc. (b)	11,316	414,279
Gevo, Inc. (a) (b)	11,824	58,765
Goodrich Petroleum Corp. (a) (b)	13,200	182,952
Green Plains Renewable Energy, Inc. (b)	14,077	87,840
Gulfport Energy Corp. (b)	29,695	612,608
Halcon Resources Corp. (a) (b)	37,694	355,831
Harvest Natural Resources, Inc. (b)	18,713	159,996
KiOR, Inc. (a) (b)	14,700	131,565
Knightbridge Tankers, Ltd.	11,930	97,110
Kodiak Oil & Gas Corp. (b)	145,269	1,192,658
Magnum Hunter Resources Corp. (a) (b)	79,270	331,349
Matador Resources Co. (b)	10,845	116,475
McMoRan Exploration Co. (a) (b)	54,057	684,902
Midstates Petroleum Co., Inc. (b)	14,458	140,387
Miller Energy Resources, Inc. (a) (b)	18,103	90,515
Nordic American Tanker Shipping (a)	28,173	382,308
Northern Oil & Gas, Inc. (b)	32,713	521,445
Oasis Petroleum, Inc. (a) (b)	42,330	1,023,539
Overseas Shipholding Group, Inc. (a)	13,705	152,263
Panhandle Oil & Gas, Inc. (a)	5,321	160,375
Patriot Coal Corp. (a) (b)	47,301	57,707
PDC Energy, Inc. (a) (b)	15,954	391,192
Penn Virginia Corp. (a)	25,144	184,557
PetroQuest Energy, Inc. (a) (b)	28,823	144,115
Quicksilver Resources, Inc. (b)	63,538	344,376
Rentech, Inc. (b)	119,980	247,159
Resolute Energy Corp. (b)	23,915	228,867
Rex Energy Corp. (a) (b)	22,443	251,586
Rosetta Resources, Inc. (b)	28,068	1,028,412
Sanchez Energy Corp. (b)	7,018	145,974
Scorpio Tankers, Inc. (b)	17,992	114,969
SemGroup Corp. (b)	21,505	686,655
Ship Finance International, Ltd. (a)	23,811	372,166
Solazyme, Inc. (a) (b)	17,735	246,516
Stone Energy Corp. (b)	25,391	643,408
Swift Energy Co. (a) (b)	22,073	410,779
Targa Resources Corp. (a)	15,411	658,050
Teekay Tankers, Ltd. (a)	28,777	131,223
Triangle Petroleum Corp. (a) (b)	22,250	124,155
Uranium Energy Corp. (b)	40,569	92,903
Vaalco Energy, Inc. (a) (b)	35,787	308,842
Venoco, Inc. (b)	15,318	153,333
W&T Offshore, Inc. (a)	18,499	283,035
Warren Resources, Inc. (a) (b)	41,839	100,414
Western Refining, Inc. (b)	30,756	684,936

		24,379,047

Paper & Forest Products—0.7%
Buckeye Technologies, Inc. (a) (b)	21,132	$602,051
Clearwater Paper Corp. (b)	12,752	435,098
Deltic Timber Corp. (a)	6,001	365,941
KapStone Paper & Packaging Corp. (b)	21,154	335,291
Louisiana-Pacific Corp. (b)	72,939	793,576
Neenah Paper, Inc.	7,745	206,714
PH Glatfelter Co. (a)	21,278	348,321
Resolute Forest Products, Inc. (b)	44,358	513,666
Schweitzer-Mauduit International, Inc. (a)	8,652	589,547
Wausau Paper Corp. (b)	26,808	260,842

		4,451,047

Personal Products—0.3%
Elizabeth Arden, Inc. (a) (b)	13,201	512,331
Inter Parfums, Inc. (a)	8,191	141,458
Medifast, Inc. (b)	7,275	143,172
Nature’s Sunshine Products, Inc. (b)	5,787	87,384
Nutraceutical International Corp. (b)	5,375	81,969
Prestige Brands Holdings, Inc. (b)	26,054	411,914
Revlon, Inc. (a) (b)	6,172	87,827
Schiff Nutrition International, Inc. (b)	6,303	113,139
USANA Health Sciences, Inc. (a) (b)	3,383	139,109

		1,718,303

Pharmaceuticals—2.0%
Akorn, Inc. (a) (b)	33,137	522,570
Auxilium Pharmaceuticals, Inc. (a) (b)	24,788	666,549
AVANIR Pharmaceuticals, Inc. (a) (b)	83,155	325,968
Cadence Pharmaceuticals, Inc. (a) (b)	28,947	103,341
Corcept Therapeutics, Inc. (a) (b)	25,819	115,927
Depomed, Inc. (a) (b)	31,001	176,396
Endocyte, Inc. (a) (b)	16,647	136,838
Hi-Tech Pharmacal Co., Inc. (b)	6,764	219,154
Impax Laboratories, Inc. (b)	36,570	741,274
Jazz Pharmaceuticals plc (b)	22,028	991,480
MAP Pharmaceuticals, Inc. (a) (b)	16,072	240,759
Medicis Pharmaceutical Corp.	30,479	1,040,858
Nektar Therapeutics (a) (b)	61,506	496,353
Obagi Medical Products, Inc. (b)	10,682	163,114
Omeros Corp. (a) (b)	12,416	124,160
Optimer Pharmaceuticals, Inc. (a) (b)	25,010	388,155
Pacira Pharmaceuticals, Inc. (b)	10,217	163,881
Pain Therapeutics, Inc. (a) (b)	22,594	105,966
Par Pharmaceutical Cos., Inc. (a) (b)	19,005	686,841
Pozen, Inc. (a) (b)	15,851	98,910
Questcor Pharmaceuticals, Inc. (a) (b)	28,104	1,496,257
Repros Therapeutics, Inc. (b)	8,726	79,232
Sagent Pharmaceuticals, Inc. (a) (b)	5,365	96,999
Santarus, Inc. (b)	31,685	224,647
The Medicines Co. (b)	29,350	673,289
Ventrus Biosciences, Inc. (b)	7,214	30,804
Viropharma, Inc. (b)	37,716	893,869
Vivus, Inc. (b)	52,768	1,505,999
XenoPort, Inc. (a) (b)	20,130	121,585

		12,631,175

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—1.3%
Acacia Research Corp. (b)	26,332	$980,604
Barrett Business Services, Inc.	3,901	82,467
CBIZ, Inc. (a) (b)	20,130	119,572
CDI Corp.	7,746	127,034
CRA International, Inc. (a) (b)	6,362	93,458
Exponent, Inc. (a) (b)	7,150	377,735
Franklin Covey Co. (b)	8,243	84,408
FTI Consulting, Inc. (b)	21,878	628,993
GP Strategies Corp. (b)	8,646	159,692
Heidrick & Struggles International, Inc. (a)	9,634	168,595
Huron Consulting Group, Inc. (a) (b)	11,680	369,672
ICF International, Inc. (b)	10,002	238,448
Insperity, Inc.	12,162	328,982
Kelly Services, Inc. (Class A) (a)	14,944	192,927
Kforce, Inc. (a) (b)	16,944	228,066
Korn/Ferry International (a) (b)	24,691	354,316
Mistras Group, Inc. (b)	8,222	216,074
Navigant Consulting, Inc. (b)	27,414	346,513
Odyssey Marine Exploration, Inc. (a) (b)	34,854	130,354
On Assignment, Inc. (b)	22,889	365,308
Resources Connection, Inc. (a) (b)	25,822	317,611
RPX Corp. (b)	11,444	164,221
The Advisory Board Co. (b)	18,149	900,009
The Corporate Executive Board Co.	18,550	758,324
The Dolan Co. (b)	17,796	119,767
TrueBlue, Inc. (a) (b)	23,884	369,724

		8,222,874

Real Estate Investment Trusts—7.2%
Acadia Realty Trust	25,035	580,311
AG Mortgage Investment Trust, Inc.	8,686	186,662
Agree Realty Corp. (a)	6,955	153,914
Alexander’s, Inc. (a)	1,140	491,465
American Assets Trust, Inc.	17,413	422,265
American Capital Mortgage Investment Corp.	19,420	463,750
American Realty Capital Trust, Inc.	85,220	930,602
Anworth Mortgage Asset Corp.	71,422	503,525
Apollo Commercial Real Estate Finance, Inc. (a)	9,565	153,710
Ares Commercial Real Estate Corp.	5,217	91,193
ARMOUR Residential REIT, Inc. (a)	93,369	663,854
Ashford Hospitality Trust, Inc. (a)	26,955	227,231
Associated Estates Realty Corp.	22,128	330,814
CapLease, Inc. (a)	32,653	135,510
Capstead Mortgage Corp. (a)	49,798	692,690
Cedar Shopping Centers, Inc. (a)	29,807	150,525
Chatham Lodging Trust (b)	7,033	100,431
Chesapeake Lodging Trust	16,661	286,902
Colonial Properties Trust	45,983	1,018,064
Colony Financial, Inc.	17,355	300,242
Cousins Properties, Inc.	48,936	379,254
CreXus Investment Corp.	35,987	365,988
CubeSmart	65,063	759,285
CYS Investments, Inc. (a)	61,698	849,581
DCT Industrial Trust, Inc. (a)	131,983	831,493
DiamondRock Hospitality Co.	88,916	906,943
DuPont Fabros Technology, Inc.	32,563	929,999

Real Estate Investment Trusts—(Continued)
Dynex Capital, Inc. (a)	28,987	$300,885
EastGroup Properties, Inc.	15,137	806,802
Education Realty Trust, Inc.	49,041	543,374
Entertainment Properties Trust (a)	24,953	1,025,818
Equity One, Inc. (a)	30,886	654,783
Excel Trust, Inc. (a)	21,538	257,595
FelCor Lodging Trust, Inc. (b)	65,654	308,574
First Industrial Realty Trust, Inc. (b)	46,135	582,224
First Potomac Realty Trust	26,546	312,446
Franklin Street Properties Corp.	37,474	396,475
Getty Realty Corp. (a)	13,375	256,131
Gladstone Commercial Corp. (a)	5,368	89,431
Glimcher Realty Trust	73,142	747,511
Government Properties Income Trust (a)	19,860	449,233
Gyrodyne Co. of America, Inc. (a)	695	79,445
Healthcare Realty Trust, Inc.	42,922	1,023,261
Hersha Hospitality Trust	98,451	519,821
Highwoods Properties, Inc.	39,142	1,317,128
Hudson Pacific Properties, Inc.	19,339	336,692
Inland Real Estate Corp.	40,919	342,901
Invesco Mortgage Capital, Inc. (a)	61,152	1,121,528
Investors Real Estate Trust (a)	46,122	364,364
iStar Financial, Inc. (a) (b)	42,568	274,564
Kite Realty Group Trust	26,867	134,066
LaSalle Hotel Properties	44,800	1,305,472
Lexington Realty Trust (a)	62,036	525,445
LTC Properties, Inc.	16,356	593,396
Medical Properties Trust, Inc. (a)	70,870	681,769
Mission West Properties, Inc. (a)	9,369	80,761
Monmouth Real Estate Investment Corp.	21,915	256,844
National Health Investors, Inc. (a)	12,867	655,188
NorthStar Realty Finance Corp. (a)	70,197	366,428
Omega Healthcare Investors, Inc.	56,035	1,260,788
One Liberty Properties, Inc.	8,232	155,009
Parkway Properties, Inc. (a)	12,421	142,096
Pebblebrook Hotel Trust	27,073	631,072
Pennsylvania Real Estate Investment Trust	29,782	446,134
Pennymac Mortgage Investment Trust	21,641	426,977
Potlatch Corp. (a)	21,362	682,302
PS Business Parks, Inc.	10,027	679,028
RAIT Financial Trust	27,383	126,509
Ramco-Gershenson Properties Trust (a)	24,296	305,401
Redwood Trust, Inc.	42,013	524,322
Resource Capital Corp. (a)	44,575	237,585
Retail Opportunity Investments Corp. (a)	26,692	321,906
RLJ Lodging Trust	56,585	1,025,886
Rouse Properties, Inc. (a)	12,233	165,757
Sabra Healthcare REIT, Inc.	19,024	325,501
Saul Centers, Inc.	4,164	178,511
Select Income REIT	5,696	135,337
Sovran Self Storage, Inc.	15,414	772,087
STAG Industrial, Inc. (a)	13,121	191,304
Starwood Property Trust, Inc.	61,620	1,313,122
Strategic Hotels & Resorts, Inc. (b)	99,574	643,248
Sun Communities, Inc. (a)	14,037	620,997
Sunstone Hotel Investors, Inc. (b)	62,370	685,446
Terreno Realty Corp.	9,917	149,846

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Two Harbors Investment Corp.	113,510	$1,175,964
UMH Properties, Inc. (a)	6,908	74,123
Universal Health Realty Income Trust	6,109	253,707
Urstadt Biddle Properties, Inc.	11,245	222,314
Walter Investment Management Corp.	15,424	361,539
Washington Real Estate Investment Trust (a)	34,852	991,539
Western Asset Mortgage Capital Corp. (b)	5,257	102,459
Whitestone REIT (a)	5,924	81,810
Winthrop Realty Trust	15,621	189,951

		45,216,135

Real Estate Management & Development—0.2%
AV Homes, Inc. (b)	5,791	84,433
Campus Crest Communities, Inc.	16,780	174,344
Coresite Realty Corp. (a)	10,812	279,166
Forestar Group, Inc. (a) (b)	19,634	251,512
Kennedy-Wilson Holdings, Inc. (a)	19,040	266,750
Tejon Ranch Co. (b)	7,566	216,539
Thomas Properties Group, Inc.	18,418	100,194

		1,372,938

Road & Rail—1.3%
Amerco, Inc. (a) (b)	4,634	416,921
Arkansas Best Corp.	13,889	175,001
Avis Budget Group, Inc. (b)	55,465	843,068
Celadon Group, Inc. (b)	9,437	154,578
Dollar Thrifty Automotive Group, Inc. (b)	15,373	1,244,598
Genesee & Wyoming, Inc. (b)	21,408	1,131,199
Heartland Express, Inc. (a)	25,939	371,187
Knight Transportation, Inc. (a)	31,823	508,850
Marten Transport, Ltd. (a) (b)	8,816	187,428
Old Dominion Freight Line, Inc. (b)	24,584	1,064,241
Patriot Transportation Holding, Inc. (a) (b)	3,479	81,861
Quality Distribution, Inc. (b)	11,661	129,320
RailAmerica, Inc. (a) (b)	11,318	273,896
Roadrunner Transportation Systems, Inc. (b)	5,875	99,229
Saia, Inc. (a) (b)	7,890	172,712
Swift Transportation Co. (a) (b)	41,048	387,904
Werner Enterprises, Inc.	23,073	551,214
Zipcar, Inc. (a) (b)	14,928	175,105

		7,968,312

Semiconductors & Semiconductor Equipment—3.5%
Advanced Energy Industries, Inc. (b)	22,569	302,876
Alpha & Omega Semiconductor, Ltd. (a) (b)	8,544	78,178
Amkor Technology, Inc. (b)	47,264	230,648
Anadigics, Inc. (a) (b)	35,789	64,778
Applied Micro Circuits Corp. (a) (b)	32,651	186,764
ATMI, Inc. (b)	16,612	341,709
AuthenTec, Inc. (b)	24,884	107,748
Axcelis Technologies, Inc. (b)	61,867	74,240
AXT, Inc. (b)	18,656	73,691
Brooks Automation, Inc. (b)	36,289	342,568
Cabot Microelectronics Corp. (b)	12,507	365,329
Cavium, Inc. (a) (b)	26,390	738,920
CEVA, Inc. (b)	13,754	242,208

Semiconductors & Semiconductor Equipment—(Continued)
Cirrus Logic, Inc. (a) (b)	34,194	$1,021,717
Cohu, Inc. (a)	11,848	120,376
Cymer, Inc. (b)	16,143	951,630
Diodes, Inc. (a) (b)	18,315	343,773
DSP Group, Inc. (b)	13,388	84,880
Entegris, Inc. (b)	70,530	602,326
Entropic Communications, Inc. (a) (b)	44,392	250,371
Exar Corp. (b) (c)	20,123	164,204
First Solar, Inc. (a) (b)	32,144	484,089
FormFactor, Inc. (b) (c)	27,182	175,867
FSI International, Inc. (a) (b)	22,589	81,094
GT Advanced Technologies, Inc. (a) (b)	65,230	344,414
Hittite Microwave Corp. (b)	17,471	893,117
Inphi Corp. (a) (b)	10,631	100,782
Integrated Device Technology, Inc. (b)	82,802	465,347
Integrated Silicon Solution, Inc. (b)	14,137	142,642
International Rectifier Corp. (a) (b)	36,726	734,153
Intersil Corp.	67,656	720,536
IXYS Corp. (a) (b)	13,771	153,822
Kopin Corp. (a) (b)	34,528	118,776
Lattice Semiconductor Corp. (b)	61,578	232,149
LTX-Credence Corp. (b)	26,473	177,369
MEMC Electronic Materials, Inc. (b)	124,410	269,970
Micrel, Inc. (a)	25,489	242,910
Microsemi Corp. (b)	47,110	871,064
MIPS Technologies, Inc. (a) (b)	25,612	170,832
MKS Instruments, Inc. (a) (b)	27,174	786,144
Monolithic Power Systems, Inc. (b)	16,249	322,868
Nanometrics, Inc. (b)	12,771	196,163
NVE Corp. (b)	2,605	140,019
OmniVision Technologies, Inc. (b)	26,397	352,664
PDF Solutions, Inc. (b)	13,439	132,643
Pericom Semiconductor Corp. (a) (b)	14,116	127,044
Photronics, Inc. (a) (b)	30,362	185,208
PLX Technology, Inc. (b)	23,066	146,469
Power Integrations, Inc. (a)	14,941	557,299
Rambus, Inc. (b)	59,232	339,992
RF Micro Devices, Inc. (b)	144,045	612,191
Rubicon Technology, Inc. (a) (b)	9,248	94,330
Rudolph Technologies, Inc. (b)	18,288	159,471
Semtech Corp. (b)	34,355	835,514
Sigma Designs, Inc. (a) (b)	17,366	110,795
Silicon Image, Inc. (b)	41,704	172,655
Spansion, Inc. (b)	26,069	286,238
Standard Microsystems Corp. (a) (b)	11,905	439,175
STR Holdings, Inc. (a) (b)	17,524	79,909
SunPower Corp. (b)	22,265	107,095
Supertex, Inc. (b)	7,844	147,859
Tessera Technologies, Inc. (b)	27,229	418,510
TriQuint Semiconductor, Inc. (a) (b) (c)	89,840	494,120
Ultra Clean Holdings (a) (b)	13,300	85,519
Ultratech, Inc. (b)	13,618	428,967
Veeco Instruments, Inc. (a) (b)	21,485	738,225
Volterra Semiconductor Corp. (b)	14,930	350,108

		21,915,061

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—3.8%
ACI Worldwide, Inc. (a) (b)	21,027	$929,604
Actuate Corp. (b)	24,071	166,812
Advent Software, Inc. (b)	16,892	457,942
American Software, Inc. (a)	12,761	101,450
Aspen Technology, Inc. (b)	49,523	1,146,457
Blackbaud, Inc. (a)	24,124	619,263
Bottomline Technologies, Inc. (b)	19,170	346,019
BroadSoft, Inc. (b)	14,701	425,741
Callidus Software, Inc. (a) (b)	15,535	77,364
CommVault Systems, Inc. (b)	23,645	1,172,083
Deltek, Inc. (a) (b)	10,644	123,364
Digimarc Corp. (b)	3,740	95,968
Ebix, Inc. (a) (b)	16,296	325,105
Ellie Mae, Inc. (b)	11,765	211,770
EPIQ Systems, Inc. (a) (b)	17,942	219,790
ePLUS, Inc. (a) (b)	2,282	73,823
Fair Isaac Corp.	18,943	800,910
Glu Mobile, Inc. (a) (b)	27,404	152,092
Guidance Software, Inc. (b)	8,222	78,191
Guidewire Software, Inc. (a) (b)	10,413	292,814
Imperva, Inc. (a) (b)	5,330	153,611
Infoblox, Inc. (b)	5,070	116,255
Interactive Intelligence Group (b)	9,140	257,839
JDA Software Group, Inc. (b)	23,538	698,843
Jive Software, Inc. (a) (b)	9,541	200,266
Kenexa Corp. (a) (b)	13,904	403,633
Manhattan Associates, Inc. (b)	10,927	499,473
Mentor Graphics Corp. (b)	49,891	748,365
MicroStrategy, Inc. (b)	4,507	585,279
Monotype Imaging Holdings, Inc. (b)	18,530	310,748
Netscout Systems, Inc. (b)	19,351	417,788
Opnet Technologies, Inc. (a)	7,388	196,447
Parametric Technology Corp. (b) (c)	62,200	1,303,712
Pegasystems, Inc. (a)	10,335	340,848
Progress Software Corp. (a) (b)	32,680	682,032
PROS Holdings, Inc. (b)	11,234	188,956
QLIK Technologies, Inc. (b)	45,192	999,647
Quest Software, Inc. (b)	30,202	841,126
RealD, Inc. (a) (b)	23,798	356,018
RealPage, Inc. (a) (b)	19,164	443,838
Rosetta Stone, Inc. (a) (b)	6,432	89,019
Sourcefire, Inc. (a) (b)	15,673	805,592
SS&C Technologies Holdings, Inc. (a) (b)	18,097	452,425
Synchronoss Technologies, Inc. (b)	13,691	252,873
Take-Two Interactive Software, Inc. (a) (b)	41,777	395,210
Tangoe, Inc. (b)	15,994	340,832
TiVo, Inc. (b)	63,638	526,286
Tyler Technologies, Inc. (a) (b)	16,882	681,189
Ultimate Software Group, Inc. (a) (b)	14,086	1,255,344
VASCO Data Security International, Inc. (a) (b)	15,031	122,954
Verint Systems, Inc. (b)	10,973	323,813
VirnetX Holding Corp. (a) (b)	22,272	785,088
Websense, Inc. (b)	19,110	357,930

		23,949,841

Specialty Retail—3.4%
Aeropostale, Inc. (b)	41,826	$745,758
America’s Car-Mart, Inc. (a) (b)	5,173	200,971
ANN, Inc. (a) (b)	25,503	650,072
Asbury Automotive Group, Inc. (b)	16,056	380,367
Barnes & Noble, Inc. (a)	15,046	247,657
Bebe Stores, Inc.	19,159	112,463
Body Central Corp. (a) (b)	13,617	122,553
Brown Shoe Co., Inc.	23,566	304,237
Cabela’s, Inc. (b)	24,790	937,310
Casual Male Retail Group, Inc. (b)	25,248	91,650
Citi Trends, Inc. (b)	8,551	132,027
Collective Brands, Inc. (b) (c)	31,571	676,251
Conn’s, Inc. (b)	8,800	130,240
Destination Maternity Corp. (a)	7,452	160,963
Express, Inc. (b)	47,572	864,383
Francesca’s Holdings Corp. (a) (b)	18,637	503,385
Genesco, Inc. (b)	12,817	770,943
Group 1 Automotive, Inc. (a)	11,976	546,225
Haverty Furniture Cos., Inc. (b)	10,391	116,068
hhgregg, Inc. (a) (b)	10,398	117,601
Hibbett Sports, Inc. (a) (b)	14,149	816,539
HOT Topic, Inc. (a)	24,702	239,362
JOS A. Bank Clothiers, Inc. (a) (b)	14,680	623,313
Kirkland’s, Inc. (b)	9,307	104,704
Lithia Motors, Inc. (b)	11,200	258,160
Lumber Liquidators Holdings, Inc. (a) (b)	14,773	499,180
MarineMax, Inc. (b)	12,696	120,739
Mattress Firm Holding Corp. (a) (b)	6,132	185,861
Monro Muffler Brake, Inc. (a)	16,141	536,527
Office Depot, Inc. (a) (b)	143,820	310,651
OfficeMax, Inc. (a) (b)	45,653	231,004
Penske Automotive Group, Inc. (a)	24,131	512,542
PEP Boys-Manny, Moe & Jack (a)	28,658	283,714
Pier 1 Imports, Inc. (b)	51,416	844,765
RadioShack Corp. (a)	54,430	209,011
Rent-A-Center, Inc.	31,121	1,050,023
Rue21, Inc. (a) (b)	8,039	202,904
Select Comfort Corp. (b)	29,844	624,337
Shoe Carnival, Inc. (b)	8,227	176,798
Sonic Automotive, Inc. (a) (b)	22,059	301,547
Stage Stores, Inc.	16,362	299,752
Stein Mart, Inc. (b)	15,504	123,257
Systemax, Inc. (a) (b)	6,631	78,378
Talbots, Inc. (b)	40,534	102,146
The Buckle, Inc. (a)	14,834	586,981
The Cato Corp.	15,629	476,059
The Children’s Place Retail Stores, Inc. (a) (b)	13,647	680,030
The Finish Line, Inc. (Class A)	27,561	576,301
The Men’s Wearhouse, Inc. (a)	27,919	785,641
The Wet Seal, Inc. (b)	55,470	175,285
Tilly’s, Inc. (b)	6,106	98,001
Vitamin Shoppe, Inc. (b)	15,659	860,149
West Marine, Inc. (a) (b)	8,963	105,315
Winmark Corp.	1,351	79,101
Zumiez, Inc. (b)	11,433	452,747

		21,421,948

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—1.4%
Columbia Sportswear Co. (a)	6,412	$343,812
CROCS, Inc. (b) (c)	48,032	775,717
Fifth & Pacific Co., Inc. (a) (b)	58,064	623,027
G-III Apparel Group, Ltd. (b)	8,006	189,662
Iconix Brand Group, Inc. (a) (b)	39,147	683,898
Kenneth Cole Productions, Inc. (b)	4,841	72,857
Maidenform Brands, Inc. (b)	12,548	249,956
Movado Group, Inc. (a)	10,013	250,525
Oxford Industries, Inc. (a)	7,682	343,385
Perry Ellis International, Inc. (b)	7,288	151,226
Quiksilver, Inc. (a) (b)	66,625	155,236
Skechers U.S.A., Inc. (a) (b)	20,341	414,346
Steven Madden, Ltd. (b)	20,909	663,861
The Jones Group, Inc. (a)	41,279	394,627
The Warnaco Group, Inc. (b)	21,450	913,341
True Religion Apparel, Inc. (b)	13,933	403,778
Tumi Holdings, Inc. (a) (b)	12,493	218,628
Unifi, Inc. (b)	7,892	89,416
UniFirst Corp.	7,601	484,564
Vera Bradley, Inc. (a) (b)	10,263	216,344
Weyco Group, Inc. (a)	4,154	96,290
Wolverine World Wide, Inc.	26,795	1,039,110

		8,773,606

Thrifts & Mortgage Finance—1.4%
Apollo Residential Mortgage, Inc.	12,608	243,082
Astoria Financial Corp. (a)	45,199	442,950
Bank Mutual Corp. (a)	27,281	120,309
BankFinancial Corp. (a)	12,038	90,646
Beneficial Mutual Bancorp, Inc. (a) (b)	18,913	163,219
Berkshire Hill Bancorp, Inc. (a)	13,750	302,500
Bofi Holding, Inc. (b)	4,567	90,244
Brookline Bancorp, Inc.	37,158	328,848
Dime Community Bancshares	15,501	206,008
Doral Financial Corp. (a) (b)	72,249	108,374
ESB Financial Corp.	6,457	85,232
EverBank Financial Corp. (b)	13,574	147,549
Federal Agricultural Mortage Corp.	5,480	143,740
First Defiance Financial Corp.	5,038	86,251
First Financial Holdings, Inc. (a)	9,523	102,087
First Financial Northwest, Inc. (b)	9,380	76,166
Flushing Financial Corp.	17,365	236,685
Fox Chase Bancorp, Inc. (a)	7,539	108,863
Franklin Financial Corp. (b)	7,196	118,374
Home Federal Bancorp, Inc. (a)	10,146	106,533
Home Loan Servicing Solutions, Ltd.	7,658	102,617
HomeStreet, Inc. (b)	2,483	79,431
Kaiser Federal Financial Group, Inc. (a)	5,308	78,452
Kearny Financial Corp. (a)	8,785	85,127
MGIC Investment Corp. (a) (b)	96,039	276,592
Nationstar Mortgage Holdings, Inc. (b)	11,119	239,281
Northwest Bancshares, Inc.	50,738	594,142
OceanFirst Financial Corp.	6,649	95,480
Ocwen Financial Corp. (b)	56,989	1,070,253
Oritani Financial Corp.	27,099	389,955
Provident Financial Services, Inc. (a)	31,811	488,299
Provident New York Bancorp (a)	20,537	155,876

Thrifts & Mortgage Finance—(Continued)
Radian Group, Inc. (a)	72,637	$238,976
Rockville Financial, Inc.	15,288	176,882
SI Financial Group, Inc.	6,231	71,657
Territorial Bancorp, Inc. (a)	7,186	163,625
TrustCo Bank Corp.	49,973	272,853
United Financial Bancorp, Inc. (a)	9,478	136,294
ViewPoint Financial Group	18,051	282,318
Walker & Dunlop, Inc. (b)	6,145	78,963
Westfield Financial, Inc. (a)	15,381	112,281
WSFS Financial Corp. (a)	4,212	170,207

		8,667,221

Tobacco—0.3%
Alliance One International, Inc. (a) (b)	51,865	179,453
Star Scientific, Inc. (a) (b)	78,583	358,339
Universal Corp. (a)	12,065	558,971
Vector Group, Ltd. (a)	28,368	482,823

		1,579,586

Trading Companies & Distributors—1.0%
Aceto Corp.	12,038	108,703
Aircastle, Ltd. (a)	30,075	362,404
Applied Industrial Technologies, Inc. (a)	22,003	810,810
Beacon Roofing Supply, Inc. (a) (b)	24,991	630,273
CAI International, Inc. (b)	5,966	118,604
DXP Enterprises, Inc. (b)	4,456	184,879
Edgen Group, Inc. (b)	10,234	76,960
H&E Equipment Services, Inc. (b)	14,207	213,531
Houston Wire & Cable Co. (a)	10,450	114,218
Interline Brands, Inc. (a) (b)	16,711	418,945
Kaman Corp. (a)	14,024	433,903
Rush Enterprises, Inc. (a) (b)	17,833	291,570
SeaCube Container Leasing, Ltd.	6,223	106,227
TAL International Group, Inc.	15,503	519,195
Textainer Group Holdings, Ltd. (a)	6,592	243,245
Titan Machinery, Inc. (a) (b)	10,386	315,423
Watsco, Inc.	15,555	1,147,959

		6,096,849

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc. (b)	11,661	148,445

Water Utilities—0.2%
American States Water Co. (a)	9,894	391,604
Artesian Resources Corp. (a)	4,110	88,529
California Water Service Group (a)	22,081	407,836
Connecticut Water Service, Inc. (a)	4,800	139,104
Middlesex Water Co.	7,497	142,443
SJW Corp. (a)	7,394	177,530
York Water Co. (a)	6,695	119,774

		1,466,820

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc. (b)	8,712	101,233
Leap Wireless International, Inc. (a) (b)	31,644	203,471

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares/Par Amount	Value*

Wireless Telecommunication Services—(Continued)
NTELOS Holdings Corp. (a)	7,785	$146,747
Pendrell Corp. (b)	78,328	87,727
Shenandoah Telecommunications Co. (a)	12,542	170,697
USA Mobility, Inc.	11,723	150,758

		860,633

Total Common Stock (Identified Cost $560,677,143)		604,748,060

Mutual Funds—1.3%

Exchange Traded Funds—1.3%
iShares Russell 2000 Index Fund (a)	98,200	7,821,630

Total Mutual Funds (Identified Cost $7,809,623)		7,821,630

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., expires 10/14/13 (a) (b)	5,769	0

Total Warrants (Identified Cost $0)		0

Short Term Investments—30.1%

Discount Notes—0.1%
Federal Home Loan Bank
0.010%, 07/18/12	$475,000	474,983

Mutual Funds—28.0%
State Street Navigator Securities Lending Prime Portfolio (d)	175,297,345	175,297,345

U.S. Treasury—2.0%
U.S. Treasury Bills
0.038%, 07/19/12	$11,650,000	$11,649,759
0.068%, 09/20/12	1,250,000	1,249,723

		12,899,482

Total Short Term Investments (Identified Cost $188,671,810)		188,671,810

Total Investments—128.0% (Identified Cost $757,158,576) (e)		801,241,500
Liabilities in excess of other assets		(175,116,061)

Net Assets—100.0%		$626,125,439

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $175,218,453 and the collateral received consisted of cash in the amount of $175,297,345 and non-cash collateral with a value of $55,035. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2012, the market value of securities pledged was $3,177,696.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $758,491,403. The aggregate unrealized appreciation and depreciation of investments was $123,665,177 and $(80,915,080), respectively, resulting in net unrealized appreciation of $42,750,097 for federal income tax purposes.

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Net Unrealized Appreciation
Russell 2000 Mini Index Futures	ICE Futures U.S.	9/21/2012	181	$13,871,460	$14,396,740	$525,280

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$604,748,060	$—	$—	$604,748,060
Mutual Funds
Exchange Traded Funds	7,821,630	—	—	7,821,630
Warrants
Oil, Gas & Consumable Fuels	—	—	—	—
Short Term Investments
Discount Notes	—	474,983	—	474,983
Mutual Funds	175,297,345	—	—	175,297,345
U.S. Treasury	—	12,899,482	—	12,899,482
Total Short Term Investments	175,297,345	13,374,465	—	188,671,810
Total Investments	$787,867,035	$13,374,465	$—	$801,241,500

Futures Contracts**
Futures Contracts (Net Unrealized Appreciation)	$525,280	$—	$—	$525,280

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$801,241,500
Cash		22,893
Receivable for:
Securities sold		972,384
Fund shares sold		363,513
Interest and dividends		763,601
Futures variation margin		425,350

Total Assets		803,789,241
Liabilities
Payable for:
Securities purchased	$1,075,410
Fund shares redeemed	939,962
Foreign taxes	1,838
Collateral for securities loaned	175,297,345
Accrued expenses:
Management fees	122,905
Distribution and service fees	52,981
Deferred trustees’ fees	29,850
Other expenses	143,511

Total Liabilities		177,663,802

Net Assets		$626,125,439

Net assets consists of:
Paid in surplus		$615,635,193
Undistributed net investment income		4,454,452
Accumulated net realized losses		(38,572,479)
Unrealized appreciation on investments and foreign currency transactions		44,608,273

Net Assets		$626,125,439

Net Assets
Class A		$359,528,756
Class B		176,712,914
Class E		25,225,552
Class G		64,658,217
Capital Shares Outstanding (c)
Class A		26,487,206
Class B		13,247,855
Class E		1,866,615
Class G		4,856,584
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.57
Class B		13.34
Class E		13.51
Class G		13.31

(a)	Identified cost of investments was $757,158,576.
(b)	Includes securities on loan with a value of $175,218,453.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$5,204,914
Interest (b)		901,119

		6,106,033
Expenses
Management fees	$799,020
Distribution and service fees—Class B	220,485
Distribution and service fees—Class E	19,282
Distribution and service fees—Class G	109,180
Trustees’ fees and expenses	24,776
Custodian and accounting	48,584
Audit and tax services	15,833
Legal	5,218
Shareholder reporting	105,354
Insurance	3,969
Miscellaneous	20,257

Total expenses	1,371,958
Less management fee waivers	(3,549)	1,368,409

Net Investment Income		4,737,624

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	24,023,597
Futures contracts	578,910
Foreign currency transactions	(55)	24,602,452

Net change in unrealized appreciation on:
Investments	21,634,932
Futures contracts	590,965
Foreign currency transactions	38	22,225,935

Net realized and unrealized gain		46,828,387

Net Increase in Net Assets From Operations		$51,566,011

(a)	Net of foreign taxes of $6,320.
(b)	Includes net income on securities loaned of $897,193.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Russell 2000 Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,737,624	$6,643,225
Net realized gain	24,602,452	22,258,207
Net change in unrealized appreciation (depreciation)	22,225,935	(54,105,474)

Increase (decrease) in net assets from operations	51,566,011	(25,204,042)

From Distributions to Shareholders
Net investment income
Class A	(4,238,187)	(4,142,232)
Class B	(1,663,111)	(1,469,117)
Class E	(260,017)	(276,610)
Class G	(608,903)	(461,741)

Total distributions	(6,770,218)	(6,349,700)

Decrease in net assets from capital share transactions	(23,508,809)	(18,303,810)

Total increase (decrease) in net assets	21,286,984	(49,857,552)

Net Assets
Beginning of the period	604,838,455	654,696,007

End of the period	$626,125,439	$604,838,455

Undistributed Net Investment Income
End of the period	$4,454,452	$6,487,046

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	1,107,384	$15,031,650	3,295,286	$42,927,795
Reinvestments	313,012	4,238,187	291,912	4,142,232
Redemptions	(2,590,995)	(35,097,705)	(6,406,921)	(84,384,810)

Net decrease	(1,170,599)	$(15,827,868)	(2,819,723)	$(37,314,783)

Class B
Sales	652,794	$8,677,268	2,216,702	$27,784,276
Reinvestments	124,858	1,663,111	105,313	1,469,117
Redemptions	(1,041,310)	(13,902,938)	(2,156,083)	(27,802,338)

Net increase (decrease)	(263,658)	$(3,562,559)	165,932	$1,451,055

Class E
Sales	91,845	$1,241,101	421,567	$5,390,856
Reinvestments	19,275	260,017	19,576	276,610
Redemptions	(238,772)	(3,238,452)	(907,958)	(11,967,783)

Net decrease	(127,652)	$(1,737,334)	(466,815)	$(6,300,317)

Class G
Sales	1,821,464	$23,505,888	3,075,184	$40,006,450
Reinvestments	45,816	608,903	33,147	461,741
Redemptions	(1,964,520)	(26,495,839)	(1,304,091)	(16,607,956)

Net increase (decrease)	(97,240)	$(2,381,048)	1,804,240	$23,860,235

Decrease derived from capital share transactions		$(23,508,809)		$(18,303,810)

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.66		$13.33	$10.61	$8.89	$14.17	$15.68

Income (Loss) From Investment Operations
Net investment income (a)	0.11		0.15	0.14	0.13	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.96		(0.68)	2.71	2.04	(4.71)	(0.38)

Total from investment operations	1.07		(0.53)	2.85	2.17	(4.51)	(0.16)

Less Distributions
Distributions from net investment income	(0.16)		(0.14)	(0.13)	(0.19)	(0.16)	(0.15)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.26)	(0.61)	(1.20)

Total distributions	(0.16)		(0.14)	(0.13)	(0.45)	(0.77)	(1.35)

Net Asset Value, End of Period	$13.57		$12.66	$13.33	$10.61	$8.89	$14.17

Total Return (%) (c)	8.44	(b)	(4.10)	26.92	26.01	(33.45)	(1.58)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.32	(d)	0.31	0.32	0.35	0.32	0.32
Net ratio of expenses to average net assets (%) (e)	0.32	(d)	0.31	0.31	0.34	0.31	0.31
Ratio of net investment income to average net assets (%)	1.59	(d)	1.12	1.24	1.47	1.68	1.47
Portfolio turnover rate (%)	34	(d)	25	26	27	33	37
Net assets, end of period (in millions)	$359.53		$350.26	$406.16	$348.95	$389.89	$610.84

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.43		$13.09	$10.43	$8.74	$13.93	$15.44

Income (Loss) From Investment Operations
Net investment income (a)	0.09		0.11	0.11	0.11	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.95		(0.66)	2.65	2.00	(4.63)	(0.38)

Total from investment operations	1.04		(0.55)	2.76	2.11	(4.46)	(0.20)

Less Distributions
Distributions from net investment income	(0.13)		(0.11)	(0.10)	(0.16)	(0.12)	(0.11)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.26)	(0.61)	(1.20)

Total distributions	(0.13)		(0.11)	(0.10)	(0.42)	(0.73)	(1.31)

Net Asset Value, End of Period	$13.34		$12.43	$13.09	$10.43	$8.74	$13.93

Total Return (%) (c)	8.34	(b)	(4.29)	26.58	25.66	(33.57)	(1.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(d)	0.56	0.57	0.60	0.57	0.57
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	N/A	0.56	0.59	0.56	0.56
Ratio of net investment income to average net assets (%)	1.34	(d)	0.89	1.00	1.20	1.43	1.17
Portfolio turnover rate (%)	34	(d)	25	26	27	33	37
Net assets, end of period (in millions)	$176.71		$167.99	$174.73	$139.99	$103.47	$160.85

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.60		$13.26	$10.57	$8.85	$14.10	$15.61

Income (Loss) From Investment Operations
Net investment income (a)	0.10		0.13	0.12	0.12	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.95		(0.67)	2.68	2.03	(4.69)	(0.37)

Total from investment operations	1.05		(0.54)	2.80	2.15	(4.51)	(0.18)

Less Distributions
Distributions from net investment income	(0.14)		(0.12)	(0.11)	(0.17)	(0.13)	(0.13)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.26)	(0.61)	(1.20)

Total distributions	(0.14)		(0.12)	(0.11)	(0.43)	(0.74)	(1.33)

Net Asset Value, End of Period	$13.51		$12.60	$13.26	$10.57	$8.85	$14.10

Total Return (%) (c)	8.40	(b)	(4.16)	26.60	25.86	(33.52)	(1.73)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.47	(d)	0.46	0.47	0.50	0.47	0.47
Net ratio of expenses to average net assets (%) (e)	0.47	(d)	0.46	0.46	0.49	0.46	0.46
Ratio of net investment income to average net assets (%)	1.44	(d)	0.96	1.08	1.30	1.52	1.27
Portfolio turnover rate (%)	34	(d)	25	26	27	33	37
Net assets, end of period (in millions)	$25.23		$25.13	$32.64	$29.94	$26.01	$46.86

	Class G
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(f)
Net Asset Value, Beginning of Period	$12.41		$13.07	$10.41	$7.84

Income (Loss) From Investment Operations
Net investment income (a)	0.09		0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments	0.93		(0.66)	2.64	2.49

Total from investment operations	1.02		(0.55)	2.76	2.57

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.10)	0.00

Total distributions	(0.12)		(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$13.31		$12.41	$13.07	$10.41

Total Return (%) (c)	8.22	(b)	(4.33)	26.54	32.78	(b)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.61	0.62	0.65	(d)
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.61	0.61	0.64	(d)
Ratio of net investment income to average net assets (%)	1.31	(d)	0.88	1.09	1.24	(d)
Portfolio turnover rate (%)	34	(d)	25	26	27
Net assets, end of period (in millions)	$64.66		$61.46	$41.16	$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(f)	Commencement of operations was April 28, 2009.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers four classes of shares: Class A, B, E, and G shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-27

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MSF-28

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFIC), and return of capital dividends. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2012 were $799,020.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. For providing subadvisory services to the Portfolio, MetLife Advisers has agreed to pay MLIAC an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.040%	On the first $500 million
0.030%	On the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2012 were $120,746.

MSF-29

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per Annum Reduction	Average daily net assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period May 1, 2011 to April 29, 2012. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B, E and G Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E, and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E, and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$105,540,387	$0	$129,709,367

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at June 30, 2012, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At June 30, 2102, the unrealized appreciation on open equity index futures contracts was $525,280. For the six months ended June 30, 2012, the Portfolio had realized gains in the amount of $578,910 which is

MSF-30

Metropolitan Series Fund

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

shown under net realized gain on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $590,965 which is shown under net change in unrealized appreciation on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$6,349,700	$5,873,014	$—	$—	$—	$—	$6,349,700	$5,873,014

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,551,211	$—	$16,990,489	$(57,822,516)	$—	$(34,280,816)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $57,822,516.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-31

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-32

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-33

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-34

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-35

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-36

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 13.32%, 13.13%, and 13.23%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 10.08% over the same period.

MARKET ENVIRONMENT/CONDITIONS

U.S. stocks produced moderate gains in the first half of 2012, extending the rebound that started last October. Market volatility was high, driven by global economic uncertainty and European sovereign debt concerns. Stocks rose briskly in the first quarter amid optimism about U.S. economic growth, particularly employment trends. Also, the European debt crisis became less acute following two long-term refinancing operations. Equities surrendered some of their gains in the spring as U.S. job growth moderated, the Chinese economy decelerated, and the situation in the Eurozone deteriorated.

Large-cap stocks outperformed their smaller counterparts during the last six months. As measured by Russell style indices, growth stocks outpaced value stocks across all market capitalizations.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index for the six-month period, primarily due to advantageous stock selection. Overall sector allocations further boosted relative results.

Stock picks were especially effective in the Consumer Discretionary realm. Shares of priceline.com soared on increased online travel booking. In June, the company announced a website expansion offering consumers three different ways to book hotels worldwide. Higher costs led to a disappointing fourth quarter of 2011 for Amazon.com, but the online retailer bounced back during the first half of 2012 as revenue improved and the company repurchased $960 million in stock.

Information Technology was one of the benchmark’s leading sectors for the period. An overweight in the sector and especially stock selection enhanced relative results. Apple shares rose sharply as demand remained strong for its products. The company is expected to release the next-generation iPhone later this year. LinkedIn saw strong user growth outside the U.S. and expanded its menu of hiring tools. It also added users through its mobile application.

An average underweight to Energy stocks enhanced relative results, as the sector was the benchmark’s second-worst performer. Energy companies struggled during the period under an unfavorable combination of weak demand and abundant supply of oil and gas, driving prices downward.

Health Care was the only sector that detracted overall relative to the benchmark. An underweight to the best-performing sector for the benchmark offset stock selection gains in the group. Gilead Sciences reported negative results from a hepatitis C trial, and shares dropped sharply.

The Portfolio was overweight Consumer Discretionary, as we believed some companies in the sector had the ability to sustain double-digit earnings growth. While emerging economies have slowed, consumption remains strong. Information Technology remained the Portfolio’s largest sector allocation, and in this group we were focused on the rapid adoption of increasingly powerful mobile computing devices by consumers and businesses alike. Prior to Russell’s rebalancing of companies by capitalization, the Portfolio was significantly underweight Energy stocks versus the benchmark. We generally seek companies that have access to reliable, high-quality energy sources with solid production growth.

In the Telecommunication Services, our focus was on the wireless telecommunication services industry, where growth opportunities are driven by an increase in demand for data from wireless devices. At period end, we were overweight the benchmark in the Financials sector. Our focus has been on finding select companies that have attractive growth opportunities and have maintained strong ties with customers throughout the period of market volatility. Among Materials stocks, we had a bullish outlook on companies with exposure to resource demand from developing countries and the U.S. housing market.

We maintained a relatively small position in the Consumer Staples sector. While consumer manufacturers tend to provide consistent performance, we felt most companies in the sector would lag the broader market in the long run. In Industrials, we were concentrating the Portfolio on areas of secular, rather than cyclical growth. While the Utilities sector does have some names that outperformed in the current market, we generally viewed the sector as a better fit for a defensive, value-based strategy. As such, we had no holdings in the sector. We were underweight Health Care stocks relative to the benchmark, but we remained focused on names that we believed could deliver cost-effective and innovative, solution-driven health care and could weather reform initiatives.

P. Robert Bartolo, CFA, CPA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Growth Portfolio
Class A	13.32	6.51	1.96	6.64	—
Class B	13.13	6.23	1.71	—	7.31
Class E	13.23	6.41	1.82	6.49	—
Russell 1000 Growth Index	10.08	5.76	2.87	6.03	—

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 7/30/02, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Apple, Inc.	11.6
Google, Inc. (Class A)	3.8
Amazon.com, Inc.	3.6
priceline.com, Inc.	3.1
MasterCard, Inc.	2.9
Danaher Corp.	2.8
Crown Castle International Corp.	2.7
QUALCOMM, Inc.	2.5
American Tower Corp.	2.3
Praxair, Inc.	2.1

Top Sectors

% of Net Assets
Information Technology	35.6
Consumer Discretionary	20.8
Industrials	12.9
Health Care	8.8
Financials	6.2
Energy	3.6
Cash & Equivalents	3.6
Materials	3.3
Telecommunications	2.7
Consumer Staples	2.5

MSF-2

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.60%	$1,000.00	$1,133.20	$3.18
	Hypothetical*	0.60%	$1,000.00	$1,021.84	$3.02

Class B(a)	Actual	0.85%	$1,000.00	$1,131.30	$4.50
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.27

Class E(a)	Actual	0.75%	$1,000.00	$1,132.30	$3.98
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—96.2% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Precision Castparts Corp.	123,900	$20,380,310
The Boeing Co.	117,400	8,722,820

		29,103,130

Air Freight & Logistics—2.1%
FedEx Corp.	141,600	12,971,976
United Parcel Service, Inc. (Class B)	165,000	12,995,400

		25,967,376

Airlines—0.3%
United Continental Holdings, Inc. (a) (b)	133,400	3,245,622

Automobiles—0.3%
Harley-Davidson, Inc.	92,700	4,239,171

Beverages—0.5%
Monster Beverage Corp. (b)	86,200	6,137,440

Biotechnology—3.0%
Alexion Pharmaceuticals, Inc. (b)	91,840	9,119,712
Biogen Idec, Inc. (b)	65,200	9,413,576
Celgene Corp. (b)	64,617	4,145,827
Gilead Sciences, Inc. (b)	140,800	7,220,224
Human Genome Sciences, Inc. (b)	33,900	445,107
Regeneron Pharmaceuticals, Inc. (b)	28,600	3,266,692
Vertex Pharmaceuticals, Inc. (b)	55,000	3,075,600

		36,686,738

Capital Markets—1.6%
Franklin Resources, Inc.	99,100	10,999,109
Invesco, Ltd.	378,400	8,551,840

		19,550,949

Chemicals—3.3%
Ecolab, Inc.	52,100	3,570,413
Praxair, Inc.	239,400	26,029,962
The Sherwin-Williams Co.	86,000	11,382,100

		40,982,475

Commercial Banks—0.4%
U.S. Bancorp	168,600	5,422,176

Communications Equipment—3.3%
Juniper Networks, Inc. (b)	621,600	10,138,296
QUALCOMM, Inc.	564,300	31,420,224

		41,558,520

Computers & Peripherals—12.3%
Apple, Inc. (b)	246,100	143,722,400
EMC Corp. (b)	358,400	9,185,792

		152,908,192

Consumer Finance—1.4%
American Express Co.	302,000	17,579,420

Diversified Financial Services—0.5%
IntercontinentalExchange, Inc. (b)	44,900	$6,105,502

Electrical Equipment—0.8%
Babcock & Wilcox Co. (b)	129,050	3,161,725
Roper Industries, Inc. (a)	62,100	6,121,818

		9,283,543

Electronic Equipment, Instruments & Components—0.4%
Trimble Navigation, Ltd. (a) (b)	119,480	5,497,275

Energy Equipment & Services—1.3%
FMC Technologies, Inc. (b)	185,400	7,273,242
Schlumberger, Ltd.	145,900	9,470,369

		16,743,611

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	103,600	9,842,000
CVS Caremark Corp.	221,900	10,369,387
Whole Foods Market, Inc.	52,400	4,994,768

		25,206,155

Health Care Equipment & Supplies—1.5%
Baxter International, Inc.	58,100	3,088,015
Covidien plc	27,300	1,460,550
Edwards Lifesciences Corp. (a) (b)	68,100	7,034,730
Stryker Corp. (a)	125,800	6,931,580

		18,514,875

Health Care Providers & Services—2.9%
Catalyst Health Solutions, Inc. (b)	32,000	2,990,080
Express Scripts Holding Co. (b)	193,100	10,780,773
McKesson Corp.	156,300	14,653,125
UnitedHealth Group, Inc.	137,000	8,014,500

		36,438,478

Health Care Technology—0.3%
SXC Health Solutions Corp. (b)	43,286	4,294,404

Hotels, Restaurants & Leisure—6.4%
Carnival plc (GBP) (b)	151,045	5,168,800
Chipotle Mexican Grill, Inc. (b)	29,200	11,094,540
Las Vegas Sands Corp. (b)	221,900	9,650,431
Marriott International, Inc. (a)	246,560	9,665,152
MGM Resorts International (b)	237,300	2,648,268
Starbucks Corp.	470,900	25,108,388
Starwood Hotels & Resorts Worldwide, Inc.	155,300	8,237,112
Yum! Brands, Inc.	129,100	8,316,622

		79,889,313

Household Durables—0.9%
D.R. Horton, Inc. (a)	195,400	3,591,452
Lennar Corp. (Class A) (a)	110,500	3,415,555
NVR, Inc. (b)	4,900	4,165,000

		11,172,007

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—7.0%
Amazon.com, Inc. (b)	194,635	$44,444,902
Groupon, Inc. (a) (b)	343,416	3,650,512
priceline.com, Inc. (b)	58,230	38,695,000

		86,790,414

Internet Software & Services—9.4%
Akamai Technologies, Inc. (b)	178,900	5,680,075
Baidu, Inc. (ADR) (b)	154,000	17,706,920
eBay, Inc. (b)	460,100	19,328,801
Facebook, Inc. (Class A) (Private Placement) (b) (c) (d)	89,484	2,572,376
Facebook, Inc. (Class B) (Private Placement) (b) (c) (d)	158,942	4,569,069
Google, Inc. (Class A) (b)	82,000	47,565,740
LinkedIn Corp. (b)	75,890	8,064,831
Tencent Holdings, Ltd. (HKD)	373,177	11,020,106
Twitter, Inc. (Private Placement) (b) (c) (d)	53,577	857,232

		117,365,150

IT Services—6.3%
Accenture plc	217,600	13,075,584
MasterCard, Inc.	84,600	36,387,306
Teradata Corp. (b)	93,814	6,755,546
Visa, Inc. (Class A)	179,700	22,216,311

		78,434,747

Machinery—3.2%
Danaher Corp.	674,900	35,148,792
Deere & Co.	59,400	4,803,678

		39,952,470

Media—0.9%
The Walt Disney Co.	233,046	11,302,731

Multiline Retail—0.3%
Dollar Tree, Inc. (b)	70,600	3,798,280

Oil, Gas & Consumable Fuels—2.2%
EOG Resources, Inc.	87,300	7,866,603
Occidental Petroleum Corp.	90,400	7,753,608
Range Resources Corp. (a)	75,300	4,658,811
The Williams Cos., Inc.	253,600	7,308,752

		27,587,774

Pharmaceuticals—1.1%
Allergan, Inc.	51,900	4,804,383
Novo Nordisk A/S (DKK)	23,599	3,414,092
Valeant Pharmaceuticals International, Inc. (b)	120,700	5,406,153

		13,624,628

Professional Services—0.5%
IHS, Inc. (b)	56,200	6,054,426

Real Estate Investment Trusts—2.3%
American Tower Corp.	400,000	27,964,000

Road & Rail—2.2%
J.B. Hunt Transport Services, Inc. (a)	105,300	$6,275,880
Kansas City Southern (b)	110,200	7,665,512
Union Pacific Corp.	108,800	12,980,928

		26,922,320

Semiconductors & Semiconductor Equipment—0.8%
Broadcom Corp. (b)	277,716	9,386,801

Software—2.9%
Autodesk, Inc. (b)	144,200	5,045,558
Check Point Software Technologies, Ltd. (b)	86,700	4,299,453
Informatica Corp. (a) (b)	129,400	5,481,384
Nuance Communications, Inc. (a) (b)	259,900	6,190,818
Red Hat, Inc. (b)	147,400	8,325,152
Salesforce.com, Inc. (a) (b)	51,800	7,161,868

		36,504,233

Specialty Retail—2.7%
AutoZone, Inc. (b)	23,850	8,757,005
CarMax, Inc. (a) (b)	233,200	6,049,208
Ross Stores, Inc.	114,800	7,171,556
The Home Depot, Inc.	180,600	9,569,994
Tractor Supply Co. (a)	25,400	2,109,724

		33,657,487

Textiles, Apparel & Luxury Goods—2.3%
Coach, Inc.	45,658	2,670,080
Fossil, Inc. (a) (b)	54,353	4,160,178
Nike, Inc.	145,000	12,728,100
Prada S.p.A. (HKD) (b)	684,700	4,689,350
Ralph Lauren Corp.	33,800	4,734,028

		28,981,736

Trading Companies & Distributors—1.6%
Fastenal Co. (a)	373,700	15,063,847
W.W. Grainger, Inc. (a)	24,900	4,761,876

		19,825,723

Wireless Telecommunication Services—2.7%
Crown Castle International Corp. (b)	563,078	33,030,156

Total Common Stock (Identified Cost $909,992,765)		1,197,709,448

Convertible Preferred Stock—0.2%

Internet Software & Services—0.2%
Living Social (Class F) (Private Placement) (b) (c) (d)	101,591	541,277
Twitter, Inc. (Series A) (Private Placement) (b) (c) (d)	139	2,224
Twitter, Inc. (Series B) (Private Placement) (b) (c) (d)	2,171	34,736
Twitter, Inc. (Series C) (Private Placement) (b) (c) (d)	558	8,928

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Convertible Preferred Stock—(Continued)

Security Description	Shares	Value*

Twitter, Inc. (Series D) (Private Placement) (b) (c) (d)	20,565	$329,040
Twitter, Inc. (Series G2) (Private Placement) (b) (c) (d)	85,204	1,363,264

Total Convertible Preferred Stock (Identified Cost $2,529,598)		2,279,469

Short Term Investments—9.3%

Mutual Funds—9.3%
State Street Navigator Securities Lending Prime Portfolio (e)	73,223,580	73,223,580
T. Rowe Price Reserve Investment Fund (f)	42,177,693	42,177,693

Total Short Term Investments (Identified Cost $115,401,273)		115,401,273

Total Investments—105.7% (Identified Cost $1,027,923,636) (g)		1,315,390,190
Liabilities in excess of other assets		(71,145,315)

Net Assets—100.0%		$1,244,244,875

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $74,326,512 and the collateral received consisted of cash in the amount of $73,223,580. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2012, these securities represent 0.8% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2012, the market value of restricted securities was $10,278,146, which is 0.8% of net assets. See details below.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. See below.
(g)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,027,923,636. The aggregate unrealized appreciation and depreciation of investments was $308,931,834 and $(21,465,280), respectively, resulting in net unrealized appreciation of $287,466,554 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(DKK)—	Danish Krone
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

Restricted Securities

Security Description	Acquisition Date	Shares	Cost	Value
Facebook, Inc. (Class A)	8/12/2011	89,484	$2,787,167	$2,572,376
Facebook, Inc. (Class B)	3/31/2011 - 5/19/2011	158,942	3,974,798	4,569,069
Living Social (Class F)	11/18/2011	101,591	781,235	541,277
Twitter, Inc.	9/13/2011	53,577	862,247	857,232
Twitter, Inc. (Series A)	9/13/2011	139	2,237	2,224
Twitter, Inc. (Series B)	9/13/2011	2,171	34,939	34,736
Twitter, Inc. (Series C)	9/13/2011	558	8,980	8,928
Twitter, Inc. (Series D)	9/13/2011	20,565	330,965	329,040
Twitter, Inc. (Series G2)	7/28/2011	85,204	1,371,242	1,363,264

Transactions in Affiliated Issuers

Security Description	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012	Income For Period Ended June 30, 2012
T. Rowe Price Reserve Investment Fund	28,757,200	137,070,626	123,650,133	42,177,693	$7,698

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$29,103,130	$—	$—	$29,103,130
Air Freight & Logistics	25,967,376	—	—	25,967,376
Airlines	3,245,622	—	—	3,245,622
Automobiles	4,239,171	—	—	4,239,171
Beverages	6,137,440	—	—	6,137,440
Biotechnology	36,686,738	—	—	36,686,738
Capital Markets	19,550,949	—	—	19,550,949
Chemicals	40,982,475	—	—	40,982,475
Commercial Banks	5,422,176	—	—	5,422,176
Communications Equipment	41,558,520	—	—	41,558,520
Computers & Peripherals	152,908,192	—	—	152,908,192
Consumer Finance	17,579,420	—	—	17,579,420
Diversified Financial Services	6,105,502	—	—	6,105,502
Electrical Equipment	9,283,543	—	—	9,283,543
Electronic Equipment, Instruments & Components	5,497,275	—	—	5,497,275
Energy Equipment & Services	16,743,611	—	—	16,743,611
Food & Staples Retailing	25,206,155	—	—	25,206,155
Health Care Equipment & Supplies	18,514,875	—	—	18,514,875
Health Care Providers & Services	36,438,478	—	—	36,438,478
Health Care Technology	4,294,404	—	—	4,294,404
Hotels, Restaurants & Leisure	74,720,513	5,168,800	—	79,889,313
Household Durables	11,172,007	—	—	11,172,007
Internet & Catalog Retail	86,790,414	—	—	86,790,414
Internet Software & Services	98,346,367	18,161,551	857,232	117,365,150
IT Services	78,434,747	—	—	78,434,747
Machinery	39,952,470	—	—	39,952,470
Media	11,302,731	—	—	11,302,731
Multiline Retail	3,798,280	—	—	3,798,280
Oil, Gas & Consumable Fuels	27,587,774	—	—	27,587,774
Pharmaceuticals	10,210,536	3,414,092	—	13,624,628
Professional Services	6,054,426	—	—	6,054,426
Real Estate Investment Trusts	27,964,000	—	—	27,964,000
Road & Rail	26,922,320	—	—	26,922,320
Semiconductors & Semiconductor Equipment	9,386,801	—	—	9,386,801
Software	36,504,233	—	—	36,504,233
Specialty Retail	33,657,487	—	—	33,657,487
Textiles, Apparel & Luxury Goods	24,292,386	4,689,350	—	28,981,736

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$19,825,723	$—	$—	$19,825,723
Wireless Telecommunication Services	33,030,156	—	—	33,030,156
Total Common Stock	1,165,418,423	31,433,793	857,232	1,197,709,448
Convertible Preferred Stock
Internet Software & Services	—	—	2,279,469	2,279,469
Short Term Investments
Mutual Funds	115,401,273	—	—	115,401,273
Total Investments	$1,280,819,696	$31,433,793	$3,136,701	$1,315,390,190

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Convertible Preferred Stock	Total
Balance as of December 31, 2011	$8,487,828	$2,302,153	$10,789,981
Transfers Into Level 3	0	0	0
Transfers Out of Level 3	(7,737,749)	0	(7,737,749)
Accrued Discounts/premiums	0	0	0
Realized Gain	0	0	0
Change in unrealized appreciation (depreciation)	107,153	(22,684)	84,469
Security Purchases	0	0	0
Security Sales	0	0	0
Balance as of June 30, 2012	$857,232	$2,279,469	$3,136,701

Common stock was transferred out of level 3 due to the initial public offering of the securities, which resulted in the trading of the securities on a recognized exchange and the availability of quoted prices in an active market. The change in unrealized appreciation on investments held at June 30, 2012 was $84,469.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,273,212,497
Affiliated investments at value (c)		42,177,693
Receivable for:
Securities sold		2,680,362
Fund shares sold		399,038
Interest on affiliated investments		2,163
Dividends		695,914
Foreign taxes		45,997

Total Assets		1,319,213,664
Liabilities
Payable for:
Securities purchased	$566,350
Fund shares redeemed	404,825
Foreign taxes	7,665
Collateral for securities loaned	73,223,580
Accrued expenses:
Management fees	564,560
Distribution and service fees	45,497
Deferred trustees’ fees	29,850
Other expenses	126,462

Total Liabilities		74,968,789

Net Assets		$1,244,244,875

Net assets consists of:
Paid in surplus		$1,020,482,899
Undistributed net investment income		393,997
Accumulated net realized losses		(64,105,893)
Unrealized appreciation on investments and foreign currency transactions		287,473,872

Net Assets		$1,244,244,875

Net Assets
Class A		$1,011,576,919
Class B		215,173,038
Class E		17,494,918
Capital Shares Outstanding (d)
Class A		60,107,679
Class B		12,867,024
Class E		1,043,232
Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.83
Class B		16.72
Class E		16.77

(a)	Identified cost of investments was $985,745,943.
(b)	Includes securities on loan with a value of $74,326,512.
(c)	Identified cost of affiliated investments was $42,177,693.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$4,235,903
Interest on affiliated investments		7,698
Other interest (b)		286,897

		4,530,498
Expenses
Management fees	$3,831,313
Distribution and service fees—Class B	273,074
Distribution and service fees—Class E	13,152
Trustees’ fees and expenses	24,776
Custodian and accounting	74,489
Audit and tax services	15,808
Legal	7,650
Shareholder reporting	80,387
Insurance	7,648
Miscellaneous	11,911

Total expenses	4,340,208
Less broker commission recapture	(11,849)
Less management fee waivers	(239,050)	4,089,309

Net Investment Income		441,189

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	25,889,573
Foreign currency transactions	(6,604)	25,882,969

Net change in unrealized appreciation (depreciation) on:
Investments	133,374,885
Foreign currency transactions	(271)	133,374,614

Net realized and unrealized gain		159,257,583

Net Increase in Net Assets From Operations		$159,698,772

(a)	Net of foreign taxes of $9,711.
(b)	Includes net income on securities loaned of $287,302.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$441,189	$1,406,521
Net realized gain	25,882,969	31,864,871
Net change in unrealized appreciation (depreciation)	133,374,614	(73,977,316)

Increase (decrease) in net assets from operations	159,698,772	(40,705,924)

From Distributions to Shareholders
Net investment income
Class A	(1,285,777)	(559,992)

Total distributions	(1,285,777)	(559,992)

Increase (decrease) in net assets from capital share transactions	(100,760,122)	335,853,954

Total increase in net assets	57,652,873	294,588,038

Net Assets
Beginning of the period	1,186,592,002	892,003,964

End of the period	$1,244,244,875	$1,186,592,002

Undistributed Net Investment Income
End of the period	$393,997	$1,238,585

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,239,425	$56,571,635	43,831,776	$705,269,629
Reinvestments	73,768	1,285,777	35,220	559,992
Redemptions	(8,509,140)	(147,352,943)	(21,078,844)	(335,708,898)

Net increase (decrease)	(5,195,947)	$(89,495,531)	22,788,152	$370,120,723

Class B
Sales	864,449	$14,396,590	1,602,878	$24,302,340
Redemptions	(1,500,254)	(25,070,419)	(3,566,813)	(54,085,081)

Net decrease	(635,805)	$(10,673,829)	(1,963,935)	$(29,782,741)

Class E
Sales	77,753	$1,308,079	139,632	$2,125,013
Redemptions	(113,569)	(1,898,841)	(433,815)	(6,609,041)

Net decrease	(35,816)	$(590,762)	(294,183)	$(4,484,028)

Increase (decrease) derived from capital share transactions		$(100,760,122)		$335,853,954

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.87		$15.05	$12.89	$9.05	$16.48	$15.27

Income (Loss) From Investment Operations
Net investment income (a)	0.01		0.03	0.02	0.04	0.08	0.10
Net realized and unrealized gain (loss) on investments	1.97		(0.20)	2.18	3.87	(6.66)	1.32

Total from investment operations	1.98		(0.17)	2.20	3.91	(6.58)	1.42

Less Distributions
Distributions from net investment income	(0.02)		(0.01)	(0.04)	(0.07)	(0.08)	(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.77)	(0.14)

Total distributions	(0.02)		(0.01)	(0.04)	(0.07)	(0.85)	(0.21)

Net Asset Value, End of Period	$16.83		$14.87	$15.05	$12.89	$9.05	$16.48

Total Return (%) (f)	13.32	(b)	(1.12)	17.05	43.44	(41.88)	9.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(c)	0.64	0.64	0.67	0.67	0.67
Net ratio of expenses to average net assets (%) (d)	0.60	(c)	0.60	0.62	0.65	0.65	0.66
Ratio of net investment income to average net assets (%)	0.11	(c)	0.18	0.15	0.35	0.61	0.64
Portfolio turnover rate (%)	33	(c)	33	42	55	59	61
Net assets, end of period (in millions)	$1,011.58		$971.08	$639.74	$570.42	$349.39	$552.46

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.78		$14.98	$12.84	$9.01	$16.40	$15.19

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)	(0.01)	0.01	0.05	0.06
Net realized and unrealized gain (loss) on investments	1.95		(0.19)	2.16	3.86	(6.63)	1.32

Total from investment operations	1.94		(0.20)	2.15	3.87	(6.58)	1.38

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)	(0.04)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.77)	(0.14)

Total distributions	0.00		0.00	(0.01)	(0.04)	(0.81)	(0.17)

Net Asset Value, End of Period	$16.72		$14.78	$14.98	$12.84	$9.01	$16.40

Total Return (%) (f)	13.13	(b)	(1.34)	16.74	43.03	(42.00)	9.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(c)	0.89	0.89	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (d)	0.85	(c)	0.85	0.87	0.90	0.90	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.13	)(c)	(0.09)	(0.10)	0.11	0.35	0.39
Portfolio turnover rate (%)	33	(c)	33	42	55	59	61
Net assets, end of period (in millions)	$215.17		$199.53	$231.67	$223.45	$161.93	$292.02

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$14.81		$15.00	$12.85		$9.02	$16.42	$15.21

Income (Loss) From Investment Operations
Net investment income (a)	(0.00	)(e)	0.00 (e)	(0.00	)(e)	0.02	0.06	0.08
Net realized and unrealized gain (loss) on investments	1.96		(0.19)	2.17		3.86	(6.63)	1.32

Total from investment operations	1.96		(0.19)	2.17		3.88	(6.57)	1.40

Less Distributions
Distributions from net investment income	0.00		0.00	(0.02)		(0.05)	(0.06)	(0.05)
Distributions from net realized capital gains	0.00		0.00	0.00		0.00	(0.77)	(0.14)

Total distributions	0.00		0.00	(0.02)		(0.05)	(0.83)	(0.19)

Net Asset Value, End of Period	$16.77		$14.81	$15.00		$12.85	$9.02	$16.42

Total Return (%) (f)	13.23	(b)	(1.27)	16.89		43.17	(41.95)	9.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(c)	0.79	0.79		0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.75	(c)	0.75	0.77		0.80	0.80	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.03	)(c)	0.01	(0.01)		0.21	0.45	0.50
Portfolio turnover rate (%)	33	(c)	33	42		55	59	61
Net assets, end of period (in millions)	$17.49		$15.98	$20.60		$20.35	$15.61	$32.15

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Net investment income (loss) for the period was less than $0.01.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-13

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MSF-14

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$3,831,313	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MSF-15

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 30, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s assets exceed $1 billion:

% per annum reduction	Average daily net assets
0.030%	On the first $50 million
0.010%	On amounts between $100 million and $1.5 billion
0.025%	On amounts in excess of $1.5 billion

An identical expense agreement was in place for the period May 1, 2011 through April 29, 2012. Amounts waived for the six months ended June 30, 2012 are included in the total amounts shown as management fee waivers in the Statement of Operations. If the Portfolio’s average daily net assets fall below $1 billion, the per annum fee reduction would be 0.015% on the first $50 million.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the six months ended June 30, 2012 amounted to $172,916 and are included in the total amounts shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$203,411,087	$0	$320,430,847

MSF-16

Metropolitan Series Fund

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

During the six months ended June 30, 2012, the Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $163,890 in sale of investments, which is included above.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$559,992	$1,741,453	$—	$—	$—	$—	$559,992	$1,741,453

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$1,263,317	$—	$151,464,361	$(87,353,966)	$—	$65,373,712

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $87,353,966.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its services providers. The Fund’s maximum exposure under these arrangements if unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-21

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-22

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 8.09%, 7.99%, and 8.04%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index1, returned 9.46% over the same period.

MARKET ENVIRONMENT/CONDITIONS

U.S. stocks produced moderate gains in the first half of 2012, extending the rebound that started last October. Market volatility was high, driven by global economic uncertainty and European sovereign debt concerns. Stocks rose briskly in the first quarter amid optimism about U.S. economic growth, particularly employment trends. Also, the European debt crisis became less acute following two long-term refinancing operations. Equities surrendered some of their gains in the spring as U.S. job growth moderated, the Chinese economy decelerated, and the situation in the Eurozone deteriorated.

Small-cap stocks trailed their large-cap counterparts during the last six months. As measured by Russell style indices, growth stocks outpaced value stocks across all market capitalizations.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio produced a solid gain in the first half of the year but fell short of the MSCI U.S. Small Cap Growth Index. Overall, stock selection dragged down relative performance, while sector allocations had a positive effect on balance. Stock selection was weakest in the Consumer Discretionary and Energy spaces. Portfolio picks in the Information Technology arena fared better and led contributors.

Among Consumer Discretionary names, high-end memory foam mattress manufacturer Tempur-Pedic lowered its full-year guidance amid concerns about increased competition. Deckers Outdoor, makers of the popular UGG boots brand, also lowered full-year guidance. A warm winter and heavy markdowns exacerbated international weakness, weighing on earnings.

The oil, gas, & consumable fuels industry was a detractor within the Energy sector. An unfavorable mix of weak demand and ample supply drove down natural gas prices, souring returns for stocks in this industry, such as SM Energy and Clayton Williams Energy.

The Portfolio’s holdings in Information Technology stocks boosted relative results, particularly in the software industry. Ariba’s software helps corporations monitor and optimize spending. Late in the period, the firm received a buyout offer at a significant premium. Infrastructure software provider TIBCO Software reported solid earnings and guidance. The firm’s software helps businesses improve customer satisfaction and business processes through real-time integration of applications. Ultimate Software Group provides software-as-a-service solutions for payroll. The firm has good growth prospects and turned in solid earnings.

While our stock selection is based on a quantitative model, we take into consideration the fundamental research done by T. Rowe Price’s equity analysts. In constructing the Portfolio, our sector weights are usually in line with those of the MSCI U.S. Small Cap Growth Index, but we will occasionally overweight or underweight certain sectors based on our analysis.

In terms of portfolio characteristics, we continued to emphasize high-quality companies offering a high return on invested capital relative to our benchmark. We also continued to favor stocks with more attractive valuations. In addition, we maintained an overweight position in stocks of companies that we believe are good allocators of capital and have high free cash flow yields.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The Portfolio usually holds approximately 320 to 340 names. Currently, we have approximately 310, reflecting our commitment to broad diversification and risk management in an uncertain environment, as well as the fact that a greater number of companies seem to have favorable prospects at the onset of an economic recovery. Very few of our positions represent 1% or more of the Portfolio’s net assets at any given time.

Sudhir Nanda Ph.D., CFA,

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	8.09	-1.91	5.23	8.65	—
Class B	7.99	-2.14	4.98	—	9.84
Class E	8.04	-2.06	5.08	8.49	—
MSCI U.S. Small Cap Growth Index	9.46	-2.13	2.97	9.21	—

1 The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 7/30/02, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Clean Harbors, Inc.	1.0
Sally Beauty Holdings, Inc.	1.0
Regeneron Pharmaceuticals, Inc.	1.0
Gartner, Inc. (Class A)	1.0
TIBCO Software, Inc.	1.0
Incyte Corp., Ltd.	1.0
Polaris Industries, Inc.	0.9
Ultimate Software Group, Inc.	0.9
Panera Bread Co.	0.9
Boston Beer Co., Inc.	0.9

Top Sectors

% of Net Assets
Information Technology	22.1
Health Care	22.0
Industrials	18.8
Consumer Discretionary	15.6
Financials	6.5
Energy	5.9
Materials	4.6
Consumer Staples	3.0
Telecommunications	1.2
Cash & Equivalents	0.3

MSF-2

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.52%	$1,000.00	$1,080.90	$2.69
	Hypothetical*	0.52%	$1,000.00	$1,022.24	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$1,079.90	$3.98
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.87

Class E(a)	Actual	0.67%	$1,000.00	$1,080.40	$3.47
	Hypothetical*	0.67%	$1,000.00	$1,021.49	$3.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to the Financial Statements.

MSF-3

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—99.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Esterline Technologies Corp. (a)	42,800	$2,668,580
GenCorp, Inc. (a) (b)	82,800	539,028
Heico Corp. (Class A)	90,885	2,931,950
Hexcel Corp. (a)	64,600	1,666,034
Teledyne Technologies, Inc. (a)	29,100	1,794,015
TransDigm Group, Inc. (a)	38,800	5,210,840
Triumph Group, Inc. (b)	47,400	2,667,198

		17,477,645

Air Freight & Logistics—0.4%
HUB Group, Inc. (a) (b)	25,800	933,960
UTi Worldwide, Inc. (b)	110,300	1,611,483

		2,545,443

Airlines—0.1%
Allegiant Travel Co. (a) (b)	7,500	522,600

Auto Components—0.8%
Dana Holding Corp. (a) (b)	114,100	1,461,621
Gentex Corp. (b)	45,900	957,933
Tenneco, Inc. (a) (b)	74,300	1,992,726
TRW Automotive Holdings Corp. (a)	18,600	683,736

		5,096,016

Beverages—0.9%
Boston Beer Co., Inc. (a) (b)	46,887	5,673,327

Biotechnology—9.2%
Acorda Therapeutics, Inc. (a) (b)	41,700	982,452
Alexion Pharmaceuticals, Inc. (a)	38,700	3,842,910
Alkermes plc (a) (b)	152,600	2,589,622
Alnylam Pharmaceuticals, Inc. (a) (b)	25,100	292,917
AMAG Pharmaceuticals, Inc. (a) (b)	22,000	338,800
Ariad Pharmaceuticals, Inc. (a) (b)	128,200	2,206,322
Arqule, Inc. (a)	102,500	607,825
BioMarin Pharmaceutical, Inc. (a) (b)	101,400	4,013,412
Cepheid, Inc. (a) (b)	91,800	4,108,050
Cubist Pharmaceuticals, Inc. (a) (b)	99,800	3,783,418
Dendreon Corp. (a) (b)	46,200	341,880
Exelixis, Inc. (a) (b)	249,300	1,378,629
Halozyme Therapeutics, Inc. (a) (b)	105,700	936,502
Human Genome Sciences, Inc. (a)	103,500	1,358,955
Idenix Pharmaceuticals, Inc. (a) (b)	86,500	890,950
Incyte Corp., Ltd. (a) (b)	266,200	6,042,740
InterMune, Inc. (a) (b)	66,100	789,895
Lexicon Pharmaceuticals, Inc. (a) (b)	81,100	182,475
Medivation, Inc.	19,500	1,782,300
Momenta Pharmaceuticals, Inc. (a) (b)	34,300	463,736
NPS Pharmaceuticals, Inc. (a) (b)	58,200	501,102
Onyx Pharmaceuticals, Inc. (a) (b)	64,800	4,305,960
Pharmacyclics, Inc. (a) (b)	66,000	3,604,260
Regeneron Pharmaceuticals, Inc. (a) (b)	57,600	6,579,072
Rigel Pharmaceuticals, Inc. (a) (b)	46,500	432,450
Seattle Genetics, Inc. (a) (b)	71,000	1,802,690
Theravance, Inc. (a) (b)	74,200	1,648,724

Biotechnology—(Continued)
United Therapeutics Corp. (a) (b)	56,000	$2,765,280

		58,573,328

Capital Markets—0.9%
Affiliated Managers Group, Inc. (a)	20,849	2,281,923
Cohen & Steers, Inc. (b)	11,300	389,963
E*TRADE Financial Corp. (a)	176,860	1,421,954
Stifel Financial Corp. (a) (b)	46,850	1,447,665

		5,541,505

Chemicals—2.7%
Intrepid Potash, Inc. (a) (b)	42,200	960,472
Koppers Holdings, Inc. (b)	27,900	948,600
NewMarket Corp. (b)	14,200	3,075,720
Rockwood Holdings, Inc. (a)	102,200	4,532,570
Senomyx, Inc. (a) (b)	50,400	118,440
Stepan Co. (b)	24,500	2,307,410
W.R. Grace & Co. (a)	101,300	5,110,585

		17,053,797

Commercial Banks—1.3%
Signature Bank (a) (b)	53,500	3,261,895
SVB Financial Group (a) (b)	44,100	2,589,552
Texas Capital Bancshares, Inc. (a) (b)	65,900	2,661,701

		8,513,148

Commercial Services & Supplies—2.4%
ACCO Brands Corp. (a) (b)	49,400	510,796
Cenveo, Inc. (a) (b)	89,700	173,121
Clean Harbors, Inc. (a)	117,900	6,651,918
Rollins, Inc. (b)	83,150	1,860,066
Team, Inc. (a) (b)	45,900	1,431,162
The Brink’s Co.	23,200	537,776
U.S. Ecology, Inc. (b)	35,000	620,900
Waste Connections, Inc.	128,700	3,850,704

		15,636,443

Communications Equipment—1.8%
Acme Packet, Inc. (a) (b)	43,700	815,005
ADTRAN, Inc. (b)	67,000	2,022,730
Aruba Networks, Inc. (a) (b)	137,000	2,061,850
JDS Uniphase Corp. (a)	210,900	2,319,900
Plantronics, Inc. (b)	71,800	2,398,120
Polycom, Inc. (a)	122,386	1,287,501
Riverbed Technology, Inc. (a) (b)	33,400	539,410

		11,444,516

Computers & Peripherals—0.3%
Synaptics, Inc. (a) (b)	67,400	1,929,662

Consumer Finance—0.4%
World Acceptance Corp. (a) (b)	35,400	2,329,320

Containers & Packaging—0.3%
Rock-Tenn Co.	33,300	1,816,515

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.5%
LKQ Corp. (a)	32,700	$1,092,180
Pool Corp. (b)	53,600	2,168,656

		3,260,836

Diversified Consumer Services—1.2%
American Public Education, Inc. (a) (b)	82,800	2,649,600
Sotheby’s (b)	69,800	2,328,528
Steiner Leisure, Ltd. (a) (b)	31,000	1,438,710
Weight Watchers International, Inc. (b)	26,791	1,381,344

		7,798,182

Diversified Financial Services—1.0%
MSCI, Inc. (a)	49,478	1,683,242
NewStar Financial, Inc. (a) (b)	115,900	1,502,064
Portfolio Recovery Associates, Inc. (a) (b)	36,200	3,303,612

		6,488,918

Diversified Telecommunication Services—0.8%
Premiere Global Services, Inc. (a) (b)	65,700	551,223
tw telecom, inc. (a) (b)	188,300	4,831,778

		5,383,001

Electrical Equipment—0.9%
Acuity Brands, Inc. (b)	69,500	3,538,245
General Cable Corp. (a) (b)	23,900	619,966
II-VI, Inc. (a) (b)	108,600	1,810,362

		5,968,573

Electronic Equipment, Instruments & Components—1.2%
Anixter International, Inc. (a) (b)	53,100	2,816,955
Coherent, Inc. (a) (b)	40,900	1,770,970
Dolby Laboratories, Inc. (Class A) (a)	5,800	239,540
Itron, Inc. (a) (b)	21,700	894,908
Power-One, Inc. (a) (b)	130,700	590,764
Rofin-Sinar Technologies, Inc. (a) (b)	26,300	497,859
Trimble Navigation, Ltd. (a)	14,900	685,549

		7,496,545

Energy Equipment & Services—3.3%
Atwood Oceanics, Inc. (a) (b)	50,200	1,899,568
Core Laboratories NV (b)	29,700	3,442,230
Dawson Geophysical Co. (a) (b)	10,200	242,964
Dril-Quip, Inc. (a) (b)	28,700	1,882,433
Gulf Island Fabrication, Inc. (b)	33,700	950,677
ION Geophysical Corp. (a) (b)	102,800	677,452
Lufkin Industries, Inc.	28,900	1,569,848
Oceaneering International, Inc.	46,900	2,244,634
Oil States International, Inc. (a)	47,600	3,151,120
Superior Energy Services, Inc. (a)	135,219	2,735,480
Tesco Corp. (a) (b)	63,100	757,200
Tetra Technologies, Inc. (a) (b)	64,500	459,885
Unit Corp. (a)	21,100	778,379

		20,791,870

Food & Staples Retailing—0.3%
Susser Holdings Corp. (a)	53,300	$1,981,161

Food Products—1.2%
J&J Snack Foods Corp. (b)	52,400	3,096,840
TreeHouse Foods, Inc. (a) (b)	76,200	4,746,498

		7,843,338

Health Care Equipment & Supplies—3.8%
ArthroCare Corp. (a)	65,400	1,914,912
Edwards Lifesciences Corp. (a)	9,500	981,350
HeartWare International, Inc. (a) (b)	16,900	1,500,720
IDEXX Laboratories, Inc. (a) (b)	37,400	3,595,262
Integra LifeSciences Holdings Corp. (a) (b)	23,100	858,858
Masimo Corp. (a) (b)	38,900	870,582
Meridian Bioscience, Inc. (b)	44,800	916,608
Orthofix International NV (a) (b)	56,500	2,330,625
Sirona Dental Systems, Inc. (a)	82,900	3,731,329
The Cooper Cos., Inc. (b)	43,000	3,429,680
Thoratec Corp. (a)	58,700	1,971,146
Volcano Corp. (a) (b)	74,200	2,125,830

		24,226,902

Health Care Providers & Services—4.6%
AMERIGROUP Corp. (a) (b)	45,700	3,012,087
Catalyst Health Solutions, Inc. (a)	55,700	5,204,608
Centene Corp. (a) (b)	64,200	1,936,272
Chemed Corp. (b)	26,700	1,613,748
Corvel Corp. (a) (b)	35,800	1,754,200
Healthsouth Corp. (a) (b)	79,100	1,839,866
HMS Holdings Corp. (a) (b)	144,600	4,816,626
Mednax, Inc. (a) (b)	44,200	3,029,468
MWI Veterinary Supply, Inc. (a) (b)	26,200	2,692,574
PharMerica Corp. (a) (b)	33,700	368,004
PSS World Medical, Inc. (a) (b)	45,100	946,649
Team Health Holdings, Inc. (a)	84,600	2,038,014

		29,252,116

Hotels, Restaurants & Leisure—2.0%
CEC Entertainment, Inc. (a)	20,000	727,400
Choice Hotels International, Inc. (b)	27,500	1,098,075
Denny’s Corp. (a) (b)	328,500	1,458,540
Panera Bread Co. (a)	42,700	5,954,088
Red Robin Gourmet Burgers, Inc. (a) (b)	17,600	536,976
The Cheesecake Factory, Inc. (a) (b)	58,900	1,882,444
WMS Industries, Inc. (a) (b)	43,550	868,823

		12,526,346

Household Durables—0.5%
iRobot Corp. (a) (b)	63,700	1,410,955
Tempur-Pedic International, Inc. (a) (b)	77,800	1,819,742

		3,230,697

Household Products—0.2%
Church & Dwight Co., Inc. (b)	18,500	1,026,195

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—0.3%
Amtrust Financial Services, Inc. (b)	57,000	$1,693,470
StanCorp Financial Group, Inc. (b)	13,100	486,796

		2,180,266

Internet & Catalog Retail—0.9%
HSN, Inc.	91,400	3,687,990
Shutterfly, Inc. (a) (b)	63,300	1,942,677

		5,630,667

Internet Software & Services—1.6%
Ancestry.com, Inc. (a) (b)	37,100	1,021,363
j2 Global, Inc. (b)	62,300	1,645,966
MercadoLibre, Inc. (b)	36,300	2,751,540
Perficient, Inc. (a) (b)	58,000	651,340
RealNetworks, Inc. (a) (b)	46,349	400,455
SINA Corp. (a) (b)	3,500	181,335
Sohu.com, Inc. (a) (b)	25,500	1,138,320
ValueClick, Inc. (a) (b)	91,000	1,491,490
WebMD Health Corp. (a) (b)	51,200	1,050,112

		10,331,921

IT Services—4.1%
CACI International, Inc. (a) (b)	4,000	220,080
Cardtronics, Inc. (a) (b)	116,900	3,531,549
Gartner, Inc. (Class A) (a)	147,900	6,367,095
Genpact, Ltd. (a)	16,400	272,732
Global Payments, Inc.	16,920	731,451
Heartland Payment Systems, Inc.	97,760	2,940,621
MAXIMUS, Inc.	109,100	5,645,925
TeleTech Holdings, Inc. (a) (b)	55,900	894,400
TNS, Inc. (a) (b)	28,718	515,201
Unisys Corp. (a) (b)	24,709	483,061
VeriFone Systems, Inc. (a) (b)	49,000	1,621,410
Wright Express Corp. (a) (b)	49,700	3,067,484

		26,291,009

Leisure Equipment & Products—1.3%
Brunswick Corp. (b)	101,400	2,253,108
Polaris Industries, Inc. (b)	84,200	6,018,616

		8,271,724

Life Sciences Tools & Services—1.2%
Bio-Rad Laboratories, Inc. (a) (b)	19,200	1,920,192
Bruker Corp. (a)	135,200	1,799,512
Illumina, Inc. (a)	20,700	836,073
Mettler-Toledo International, Inc. (a) (b)	9,100	1,418,235
PARELEX International Corp. (a)	60,600	1,710,738

		7,684,750

Machinery—7.3%
3D Systems Corp. (a) (b)	68,300	2,331,762
Actuant Corp. (b)	104,200	2,830,072
Chart Industries, Inc. (a)	29,200	2,007,792
Gardner Denver, Inc.	80,600	4,264,546

Machinery—(Continued)
Graco, Inc. (b)	65,500	$3,018,240
IDEX Corp.	72,600	2,829,948
John Bean Technologies Corp. (b)	34,200	464,094
Meritor, Inc. (a) (b)	109,900	573,678
Middleby Corp. (a) (b)	36,900	3,675,609
NACCO Industries, Inc.	10,697	1,243,526
Nordson Corp.	94,000	4,821,260
Robbins & Myers, Inc.	57,000	2,383,740
Toro Co.	55,400	4,060,266
Valmont Industries, Inc.	41,300	4,996,061
Wabtec Corp.	61,600	4,805,416
Woodward, Inc. (b)	65,400	2,579,376

		46,885,386

Marine—0.6%
Kirby Corp. (a) (b)	75,200	3,540,416

Media—1.6%
CTC Media, Inc. (a) (b)	49,600	399,776
Digital Generation, Inc. (a) (b)	96,800	1,197,416
John Wiley & Sons, Inc.	34,800	1,704,852
Liberty Capital Group (Class A) (a)	16,500	1,450,515
Madison Square Garden, Inc. (a)	108,100	4,047,264
National CineMedia, Inc. (b)	26,000	394,420
SIRIUS XM Radio, Inc. (a)	433,226	801,468

		9,995,711

Metals & Mining—1.2%
Allied Nevada Gold Corp. (a) (b)	76,500	2,171,070
Carpenter Technology Corp.	16,900	808,496
Compass Minerals International, Inc. (b)	20,600	1,571,368
Royal Gold, Inc. (b)	27,700	2,171,680
Stillwater Mining Co. (a) (b)	135,900	1,160,586

		7,883,200

Multiline Retail—0.4%
Big Lots, Inc. (a)	68,000	2,773,720

Oil, Gas & Consumable Fuels—2.6%
Bill Barrett Corp. (a) (b)	62,400	1,336,608
Clayton Williams Energy, Inc. (a) (b)	48,700	2,356,106
Contango Oil & Gas Co. (a) (b)	62,400	3,694,080
Gran Tierra Energy, Inc. (a) (b)	185,700	911,787
Northern Oil & Gas, Inc. (a) (b)	121,200	1,931,928
Oasis Petroleum, Inc. (a) (b)	76,500	1,849,770
Rosetta Resources, Inc. (a) (b)	56,700	2,077,488
SM Energy Co.	54,000	2,651,940

		16,809,707

Paper & Forest Products—0.4%
Clearwater Paper Corp. (a) (b)	22,200	757,464
KapStone Paper & Packaging Corp. (a) (b)	98,100	1,554,885

		2,312,349

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—0.4%
Herbalife, Ltd. (b)	50,600	$2,445,498

Pharmaceuticals—3.5%
Akorn, Inc. (a) (b)	170,000	2,680,900
Auxilium Pharmaceuticals, Inc. (a) (b)	49,000	1,317,610
AVANIR Pharmaceuticals, Inc. (a) (b)	278,300	1,090,936
Cadence Pharmaceuticals, Inc. (a) (b)	36,100	128,877
Jazz Pharmaceuticals plc (a) (b)	54,000	2,430,540
MAP Pharmaceuticals, Inc. (a) (b)	28,300	423,934
Nektar Therapeutics (a) (b)	71,200	574,584
Par Pharmaceutical Cos., Inc. (a)	48,400	1,749,176
Questcor Pharmaceuticals, Inc. (a) (b)	56,500	3,008,060
Salix Pharmaceuticals, Ltd. (a) (b)	57,500	3,130,300
The Medicines Co. (a) (b)	130,200	2,986,788
Viropharma, Inc. (a) (b)	108,500	2,571,450
XenoPort, Inc. (a) (b)	28,100	169,724

		22,262,879

Professional Services—1.5%
Exponent, Inc. (a) (b)	20,400	1,077,732
Huron Consulting Group, Inc. (a) (b)	78,900	2,497,185
Korn/Ferry International (a) (b)	19,300	276,955
RPX Corp. (a) (b)	65,600	941,360
The Advisory Board Co. (a) (b)	90,400	4,482,936
Towers Watson & Co.	10,100	604,990

		9,881,158

Real Estate Investment Trusts—1.1%
DuPont Fabros Technology, Inc. (b)	51,000	1,456,560
Sabra Healthcare REIT, Inc.	21,433	366,719
Strategic Hotels & Resorts, Inc. (a)	182,200	1,177,012
Taubman Centers, Inc.	48,900	3,773,124

		6,773,415

Real Estate Management & Development—1.4%
Altisource Portfolio Solutions S.A. (a)	54,700	4,005,681
Forest City Enterprises, Inc. (a) (b)	184,800	2,698,080
Jones Lang LaSalle, Inc.	23,600	1,660,732
Kennedy-Wilson Holdings, Inc. (b)	47,800	669,678

		9,034,171

Road & Rail—1.9%
Avis Budget Group, Inc. (a) (b)	88,100	1,339,120
Landstar System, Inc.	52,700	2,725,644
Old Dominion Freight Line, Inc. (a) (b)	89,300	3,865,797
RailAmerica, Inc. (a) (b)	169,000	4,089,800

		12,020,361

Semiconductors & Semiconductor Equipment—3.5%
Advanced Energy Industries, Inc. (a) (b)	15,300	205,326
Amkor Technology, Inc. (a) (b)	213,000	1,039,440
Atmel Corp. (a) (b)	168,300	1,127,610
Cabot Microelectronics Corp. (a)	20,300	592,963
Cavium, Inc. (a) (b)	86,700	2,427,600
Cymer, Inc. (a) (b)	31,900	1,880,505

Semiconductors & Semiconductor Equipment—(Continued)
Cypress Semiconductor Corp. (a) (b)	150,900	$1,994,898
Diodes, Inc. (a) (b)	88,000	1,651,760
Hittite Microwave Corp. (a) (b)	42,200	2,157,264
Micrel, Inc. (b)	93,600	892,008
Microsemi Corp. (a)	87,500	1,617,875
PMC-Sierra, Inc. (a)	106,500	653,910
Semtech Corp. (a) (b)	59,700	1,451,904
Silicon Laboratories, Inc. (a) (b)	51,700	1,959,430
TriQuint Semiconductor, Inc. (a) (b)	174,700	960,850
Veeco Instruments, Inc. (a) (b)	42,100	1,446,556

		22,059,899

Software—9.5%
Actuate Corp. (a) (b)	63,619	440,880
Advent Software, Inc. (a) (b)	65,700	1,781,127
ANSYS, Inc. (a) (b)	21,230	1,339,825
AsiaInfo Holdings, Inc. (a) (b)	37,800	445,662
CommVault Systems, Inc. (a) (b)	88,700	4,396,859
Concur Technologies, Inc. (a) (b)	56,200	3,827,220
Ebix, Inc. (a) (b)	89,900	1,793,505
FactSet Research Systems, Inc. (b)	29,500	2,741,730
Fortinet, Inc. (a)	165,500	3,842,910
Informatica Corp. (a) (b)	118,400	5,015,424
Jack Henry & Associates, Inc.	28,400	980,368
Kenexa Corp. (a) (b)	66,500	1,930,495
MICROS Systems, Inc. (a) (b)	103,400	5,294,080
Monotype Imaging Holdings, Inc. (a) (b)	72,205	1,210,878
Netscout Systems, Inc. (a)	100,700	2,174,113
Opnet Technologies, Inc. (b)	77,300	2,055,407
Parametric Technology Corp. (a)	117,600	2,464,896
Progress Software Corp. (a) (b)	34,900	728,363
RealD, Inc. (a) (b)	53,600	801,856
Rovi Corp. (a)	61,600	1,208,592
Solera Holdings, Inc.	57,100	2,386,209
Sourcefire, Inc. (a) (b)	23,700	1,218,180
TIBCO Software, Inc. (a)	209,600	6,271,232
Ultimate Software Group, Inc. (a) (b)	67,500	6,015,600

		60,365,411

Specialty Retail—4.6%
Aaron’s, Inc.	97,700	2,765,887
Aeropostale, Inc. (a)	70,625	1,259,244
Ascena Retail Group, Inc. (a)	208,000	3,872,960
Guess?, Inc. (b)	33,200	1,008,284
Hibbett Sports, Inc. (a) (b)	35,750	2,063,132
JOS A. Bank Clothiers, Inc. (a) (b)	46,900	1,991,374
Monro Muffler Brake, Inc. (b)	128,400	4,268,016
Sally Beauty Holdings, Inc. (a)	257,700	6,633,198
The Children’s Place Retail Stores, Inc. (a) (b)	22,800	1,136,124
Tractor Supply Co. (b)	50,300	4,177,918

		29,176,137

Textiles, Apparel & Luxury Goods—1.8%
Deckers Outdoor Corp. (a) (b)	44,900	1,976,049
Fossil, Inc. (a) (b)	31,449	2,407,107
Iconix Brand Group, Inc. (a) (b)	99,900	1,745,253

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
PVH Corp.	34,400	$2,675,976
The Warnaco Group, Inc. (a)	40,900	1,741,522
True Religion Apparel, Inc. (a) (b)	35,800	1,037,484

		11,583,391

Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp. (a) (b)	69,400	199,872
Radian Group, Inc. (b)	48,400	159,236

		359,108

Trading Companies & Distributors—0.9%
Beacon Roofing Supply, Inc. (a) (b)	76,700	1,934,374
United Rentals, Inc. (a)	108,032	3,677,409

		5,611,783

Wireless Telecommunication Services—0.3%
SBA Communications Corp. (a) (b)	34,700	1,979,635

Total Common Stock (Identified Cost $535,910,423)		635,571,617

Short Term Investments—28.5%
Security Description	Shares	Value*

Mutual Funds—28.5%
State Street Navigator Securities Lending Prime Portfolio (c)	177,487,838	$177,487,838
T. Rowe Price Reserve Investment Fund (d)	4,462,481	4,462,481

Total Short Term Investments (Identified Cost $181,950,319)		181,950,319

Total Investments—128.2% (Identified Cost $717,860,742) (e)		817,521,936
Liabilities in excess of other assets		(179,791,028)

Net Assets—100.0%		$637,730,908

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $178,418,131 and the collateral received consisted of cash in the amount of $177,487,838. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated issuer. See below.
(e)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $718,179,411. The aggregate unrealized appreciation and depreciation of investments was $143,294,605 and $(43,952,080), respectively, resulting in net unrealized appreciation of $99,342,525 for federal income tax purposes.

Transactions in Affiliated Issuers

Security Description	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012	Income For Period Ended June 30, 2012
T. Rowe Price Reserve Investment Fund	1,714,942	42,247,197	39,499,658	4,462,481	$1,778

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$635,571,617	$—	$—	$635,571,617
Total Short Term Investments*	181,950,319	—	—	181,950,319
Total Investments	$817,521,936	$—	$—	$817,521,936

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$813,059,455
Affiliated investments at value (c)		4,462,481
Receivable for:
Securities sold		1,342,095
Fund shares sold		235,249
Interest on affiliated investments		348
Dividends		104,179

Total Assets		819,203,807
Liabilities
Payable for:
Securities purchased	$2,313,696
Fund shares redeemed	1,241,810
Collateral for securities loaned	177,487,838
Accrued expenses:
Management fees	234,155
Distribution and service fees	56,345
Deferred trustees’ fees	29,850
Other expenses	109,205

Total Liabilities		181,472,899

Net Assets		$637,730,908

Net assets consists of:
Paid in surplus		$516,045,101
Undistributed net investment loss		(118,851)
Accumulated net realized gains		22,143,464
Unrealized appreciation on investments		99,661,194

Net Assets		$637,730,908

Net Assets
Class A		$348,427,475
Class B		274,628,245
Class E		14,675,188
Capital Shares Outstanding (d)
Class A		21,358,712
Class B		17,503,430
Class E		923,971
Net Asset Value, Offering and Redemption Price Per Share
Class A		$16.31
Class B		15.69
Class E		15.88

(a)	Identified cost of investments was $713,398,261.
(b)	Includes securities on loan with a value of $178,418,131.
(c)	Identified cost of affiliated investments was $4,462,481.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$1,486,281
Interest on affiliated investments		1,778
Other interest (b)		360,491

		1,848,550
Expenses
Management fees	$1,483,668
Distribution and service fees—Class B	355,083
Distribution and service fees—Class E	11,271
Trustees’ fees and expenses	24,776
Custodian and accounting	47,907
Audit and tax services	15,695
Legal	4,938
Shareholder reporting	69,855
Insurance	3,743
Miscellaneous	8,550

Total expenses	2,025,486
Less broker commission recapture	(772)
Less management fee waivers	(82,044)	1,942,670

Net Investment Loss		(94,120)

Net Realized and Unrealized Gain
Net realized gain on:
Investments	23,752,022
Futures contracts	35,815	23,787,837

Net change in unrealized appreciation on:
Investments		17,887,954

Net realized and unrealized gain		41,675,791

Net Increase in Net Assets From Operations		$41,581,671

(a)	Net of foreign taxes of $2,293.
(b)	Includes net income on securities loaned of $360,417.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(94,120)	$(1,253,980)
Net realized gain	23,787,837	66,298,810
Net change in unrealized appreciation (depreciation)	17,887,954	(56,189,775)

Increase in net assets from operations	41,581,671	8,855,055

From Distributions to Shareholders
Net realized capital gain
Class A	(27,467,785)	0
Class B	(28,726,678)	0
Class E	(1,518,493)	0

Total distributions	(57,712,956)	0

Increase (decrease) in net assets from capital share transactions	107,429,889	(25,717,679)

Total increase (decrease) in net assets	91,298,604	(16,862,624)

Net Assets
Beginning of the period	546,432,304	563,294,928

End of the period	$637,730,908	$546,432,304

Undistributed Net Investment Loss
End of the period	$(118,851)	$(24,731)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	5,057,735	$86,080,918	1,620,507	$27,701,364
Reinvestments	1,635,961	27,467,785	0	0
Redemptions	(1,153,851)	(20,195,417)	(2,938,634)	(49,860,366)

Net increase (decrease)	5,539,845	$93,353,286	(1,318,127)	$(22,159,002)

Class B
Sales	1,053,772	$17,996,879	4,015,759	$66,422,232
Reinvestments	1,777,641	28,726,678	0	0
Redemptions	(1,975,162)	(33,471,786)	(4,113,070)	(67,596,663)

Net increase (decrease)	856,251	$13,251,771	(97,311)	$(1,174,431)

Class E
Sales	75,274	$1,296,412	238,573	$4,064,969
Reinvestments	92,874	1,518,493	0	0
Redemptions	(117,951)	(1,990,073)	(382,724)	(6,449,215)

Net increase (decrease)	50,197	$824,832	(144,151)	$(2,384,246)

Increase (decrease) derived from capital share transactions		$107,429,889		$(25,717,679)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$16.68		$16.39	$12.15		$9.05	$17.26	$15.72

Income (Loss) From Investment Operations
Net investment income (loss) (a)	0.01		(0.02)	0.00	(e)	0.01	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	1.39		0.31	4.24		3.41	(5.33)	1.56

Total from investment operations	1.40		0.29	4.24		3.42	(5.30)	1.54

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.04)	0.00	0.00
Distributions from net realized capital gains	(1.77)		0.00	0.00		(0.28)	(2.91)	0.00

Total distributions	(1.77)		0.00	0.00		(0.32)	(2.91)	0.00

Net Asset Value, End of Period	$16.31		$16.68	$16.39		$12.15	$9.05	$17.26

Total Return (%) (f)	8.09	(b)	1.77	34.90		38.97	(36.19)	9.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(c)	0.55	0.57		0.62	0.59	0.59
Net ratio of expenses to average net assets (%) (d)	0.52	(c)	0.53	0.55		0.60	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	0.10	(c)	(0.09)	0.02		0.14	0.23	(0.12)
Portfolio turnover rate (%)	23	(c)	29	33		28	73	51
Net assets, end of period (in millions)	$348.43		$263.83	$280.96		$218.72	$170.24	$294.46

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.12		$15.89	$11.80	$8.79	$16.89	$15.42

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.01)		(0.06)	(0.03)	(0.01)	0.01	(0.06)
Net realized and unrealized gain (loss) on investments	1.35		0.29	4.12	3.31	(5.20)	1.53

Total from investment operations	1.34		0.23	4.09	3.30	(5.19)	1.47

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized capital gains	(1.77)		0.00	0.00	(0.28)	(2.91)	0.00

Total distributions	(1.77)		0.00	0.00	(0.29)	(2.91)	0.00

Net Asset Value, End of Period	$15.69		$16.12	$15.89	$11.80	$8.79	$16.89

Total Return (%) (f)	7.99	(b)	1.45	34.66	38.63	(36.32)	9.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(c)	0.80	0.82	0.87	0.84	0.84
Net ratio of expenses to average net assets (%) (d)	0.77	(c)	0.78	0.80	0.85	0.82	0.82
Ratio of net investment income (loss) to average net assets (%)	(0.17	)(c)	(0.34)	(0.22)	(0.11)	0.10	(0.36)
Portfolio turnover rate (%)	23	(c)	29	33	28	73	51
Net assets, end of period (in millions)	$274.63		$268.37	$266.01	$189.57	$138.12	$54.37

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$16.29		$16.04	$11.91	$8.87		$17.00	$15.50

Income (Loss) From Investment Operations
Net investment income (loss) (a)	(0.01)		(0.04)	(0.02)	(0.00	)(e)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	1.37		0.29	4.15	3.34		(5.23)	1.54

Total from investment operations	1.36		0.25	4.13	3.34		(5.22)	1.50

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.02)		0.00	0.00
Distributions from net realized capital gains	(1.77)		0.00	0.00	(0.28)		(2.91)	0.00

Total distributions	(1.77)		0.00	0.00	(0.30)		(2.91)	0.00

Net Asset Value, End of Period	$15.88		$16.29	$16.04	$11.91		$8.87	$17.00

Total Return (%) (f)	8.04	(b)	1.56	34.68	38.78		(36.25)	9.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(c)	0.70	0.72	0.77		0.74	0.74
Net ratio of expenses to average net assets (%) (d)	0.67	(c)	0.68	0.70	0.75		0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(c)	(0.24)	(0.14)	(0.01)		0.09	(0.26)
Portfolio turnover rate (%)	23	(c)	29	33	28		73	51
Net assets, end of period (in millions)	$14.68		$14.24	$16.33	$12.80		$10.36	$16.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.
(e)	Net investment income (loss) for the period was less than $0.01.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

MSF-15

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses and broker recapture reclasses. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$1,483,668	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-16

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Management Fee Waivers - Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investors Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$118,382,705	$0	$70,707,083

During the six months ended June 30, 2012, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $13,330,755. The Portfolio also engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $452,571 in sales of investments which is included above.

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the

MSF-17

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the six months ended June 30, 2012, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 27, 2012, the Portfolio bought and sold $54,466,013 in equity index futures contracts. At June 30, 2012, the Portfolio did not have any open futures contacts. For the six months ended June 30, 2012, the Portfolio had realized gains in the amount of $35,815 which is shown under net realized gain on futures contracts in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

There were no distributions paid for the years ending December 31, 2011 and 2010.

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$—	$—	$—	$—	$—	$—	$—	$—

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$57,418,011	$80,423,810	$—	$—	$137,841,821

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-18

Metropolitan Series Fund

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-21

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-22

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A and B shares of the Van Eck Global Natural Resources Portfolio returned -7.78% and -7.89%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) North American Natural Resources Sector Index1, returned -5.89% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The semi-annual period for commodity equities and their corresponding equity sectors experienced two distinct segments of performance, as solid gains during the first quarter of 2012 gave way to a generally negative environment during the second quarter.

As the new year began, commodity prices were supported by increasing political tension, especially with Iran, as well as improving optimism about the global economy, a weakening U.S. dollar, reduced fears about global contagion from Europe’s sovereign debt crisis and a strong rally in the broad equity market. However, commodities ended the first quarter of 2012 on a weak note with price declines virtually across the board in March attributable primarily to less robust economic data from China and higher than anticipated supplies in some commodities. Such weakness continued into the second quarter, especially for economically sensitive markets including crude oil and industrial metals. The broadly difficult environment for commodities, particularly in April and May, was driven primarily by slowing global economic growth, which was due to ongoing European sovereign debt problems, negative capital flows in emerging markets and China’s monetary tightening. In June 2012, virtually all commodities advanced, although fears of declining global economic growth, particularly in Europe, China and India, and growing supplies, particularly of crude oil, continued to pressure the Energy sub-sector. That said, performance among and within the major commodities sub-sectors was widely dispersed for the semi-annual period overall.

For the six months ended June 30, 2012, the Agricultural sub-sector was strongest. Interestingly, the Agricultural sub-sector was weakest during the first quarter of 2012, but then rallied to be the best performing segment from March through June. Initially, the Agricultural sub-sector was boosted by a U.S. Department of Agriculture (USDA) report released on the last day of March that signaled tighter crop supplies. According to the report, U.S. corn inventories on March 1 fell more than analysts forecast to the lowest for that time of year since 2004. Wheat reserves dropped to a three-year low, and planting intentions trailed estimates. The USDA also reported farmers will sow 73,902 million acres with soybeans in 2012, down 1.4% from 2011. Good early spring planting conditions favored planting corn at the expense of soybeans. As concerns that tighter supplies would mean higher food inflation, grain prices moved higher. Drought conditions in the U.S. grain belt during the second quarter of 2012 further reduced yield estimates for corn, soybeans and wheat, thereby eliminating prior concerns regarding oversupply. For the semi-annual period overall, soybean, wheat and corn prices surged 26.22%, 13.21% and 4.02%, respectively. Among the soft agricultural commodities, cocoa prices advanced, but cotton, sugar and coffee prices dropped rather steeply due primarily to upticks in supply. Agricultural equities overall gained 5.10%, as measured by the DAXglobal® Agribusiness Index (DXAG).

The Precious Metals sub-sector performed well during the semi-annual period overall, though volatility still dominated. Optimism surrounding better global economic data and extremely low interest rates supported strength in the sub-sector through most of February. On the last day of February, however, investor reaction to comments by U.S. Federal Reserve Board Chair Ben Bernanke sparked a decline in precious metals prices. Investors appeared to have been anticipating additional monetary stimulus, but Chairman Bernanke indicated that such stimulus may not be forthcoming unless economic conditions worsen. In March, increasing interest rates and an improved U.S. dollar weighed on precious metals prices as did profit-taking after a strong start to the New Year. Precious metals prices continued to decline in April and May. The Precious Metals sub-sector then advanced in June as gold prices were boosted by U.S. dollar weakness, central bank buying and still historically low yields on U.S. Treasuries. For the semi-annual period as a whole, gold bullion prices gained $33.70 per ounce, or 2.16%, to close on June 30, 2012 at $1,597.40 per ounce. Platinum prices advanced 3.28% for the six-month period. Conversely, silver prices fell 1.30% to end June 2012 at $27.61 per troy ounce. Palladium prices declined 10.91% for the semi-annual period. On the equity side, gold mining shares, as measured by the NYSE Arca Gold Miners Index (GDM), were down 12.73%. Virtually throughout, gold mining companies benefited financially from higher gold bullion prices, but gold mining companies were pressured by rising production and capital costs in the mining industry.

The Base Metals sub-sector was the best performing segment during the first two months of 2012, as easing of Chinese monetary conditions helped to boost prices within the sub-sector. However, despite reports of declining inventories at London Metal Exchange (LME) warehouses around much of the world, weighing on the Base Metals sub-sector from March through May were ample supplies in China and concern about China’s growth. Indeed, global economic optimism and the associated demand for industrial metals seen broadly early in the new year reversed during these spring months. The Base Metals sub-sector then ended June with a sharp rally, as declining LME inventories and optimism for a soft landing in China helped to boost copper prices. Clearly, Chinese growth and demand conditions remained the key factor in global base metals prices throughout. For the semi-annual period overall, the S&P® GSCI Industrial Metals Index was down 3.51%. Copper and zinc prices gained 1.12% and 1.73%, respectively. Nickel, lead, aluminum and tin prices declined 10.58%, 8.55%, 5.40% and 1.93%, respectively, during the semi-annual period.

The Energy sub-sector was the weakest during the semi-annual period. During the first quarter of 2012, petroleum prices were boosted by increasing political tension with Iran and greater global demand.

MSF-1

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

However, during the second quarter, crude oil prices declined driven by increasing supplies, notably from Saudi Arabia and the U.S., and stagnant demand amid global economic concerns. All told, crude oil prices declined 14.03% during the semi-annual period to end June 2012 at $84.96 per barrel. Natural gas prices, which actually surged during the second calendar quarter on a recovery from very low prices and increased demand, especially for electricity production, still fell 5.52% for the six-month period to $2.833 per million British thermal units (BTUs). Heating oil prices dropped 8.14%. Gasoline prices, though retreating during the second quarter of 2012, rose 1.59% for the semi-annual period overall. According to the AAA’s Daily Fuel Gauge, the national average price of gasoline was $3.33 per gallon at the end of June, or approximately five cents a gallon more than at the end of 2011. In general, many energy-related equities generated negative returns but still outpaced their underlying commodities. For the semi-annual period, major oil companies declined 3.73%, as measured by the NYSE Arca Oil Index (XOI), while oil services stocks fell 6.26%, as measured by the Philadelphia Oil Services Index (OSX). Natural gas stocks declined 1.07%, as measured by the NYSE Arca Natural Gas Index (XNG). Coal prices declined from approximately 12.5% to slightly more than 34% depending on the region during the semi-annual period. Coal stocks, as measured by the Stowe Coal IndexSM (TCOAL), declined 24.61%.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Throughout the first half of 2012, we maintained our bottom-up investment strategy of making decisions on an individual security basis rather than from any overarching sector perspective. That said, energy holdings remained a key theme of our strategy.

Overall, commodity equities have experienced headwinds, facing an uncertain macro environment leading to risk aversion, coupled with falling commodity prices. The Portfolio’s relative performance was driven primarily by an underweight in integrated oil companies and an overweight in steel companies. Integrateds often outperform in “risk-off” markets, but we have been historically underexposed to these names in the Portfolio. We seek a more “pure” expression of our investment views, which are often found outside this large, integrated sub-sector. Steel prices came under pressure during the period as inventories rose and Chinese demand slowed.

Gold mining companies, where the Portfolio was overweight relative to the benchmark index, lagged both the benchmark index and gold bullion during the semi-annual period primarily due to rising production and capital costs in the mining industry. Thus, such positioning detracted, although to a lesser extent.

As the European sovereign debt crisis persists, it has weakened global economic growth and led to challenges for economically sensitive markets such as industrial metals. The Portfolio had an overweight position in the base metals sub-sector relative to the benchmark index, which detracted from its performance during the semi-annual period. However, it should be noted that our stock selection within the industrial metals sub-sector contributed positively to performance.

The Portfolio’s best performing segment was within the mid-continental oil and gas refiners and offshore drillers. Some of the oil services companies that we favor are levered to international exploration, which has opened up meaningfully with several operations off the East and West coasts of Africa. Also contributing to positive performance was the Portfolio’s overweight in the agricultural sub-sector.

Energy Holdings

The Portfolio’s allocation to the Energy sub-sector remained relatively steady during the semi-annual period. However, within the Portfolio’s allocation to energy-related equities, we reduced the Portfolio’s exposures to oil and natural gas exploration and production companies and to coal companies and increased its allocation to oil services companies, such as oil and gas drillers.

Among the Portfolio’s energy-related holdings, the top performers were oil refiners HollyFrontier and Western Refining, which saw their shares advance 57.40% and 68.39%, respectively, during the semi-annual period. Both benefited from differentials in the pricing of West Texas Intermediate (WTI) and Brent crude oil during the six months and from the shutdown of a giant Texas refinery by competitor Motiva Enterprises after a major glitch with a new unit, closing down other units and reducing oil shipments from Saudi Arabia. Strong crack spreads further supported each of these refiners’ share price gains. Crack spreads are the differential between the price of crude oil and petroleum products extracted from it. Shares of HollyFrontier were additionally boosted during the semi-annual period by the company’s announcement of a special dividend distribution and initiation of a share buyback program. Pacific Rubiales Energy was another strong contributor to the Portfolio’s results during the semi-annual period. Its shares were up 15.85% on a positive growth outlook for the company, especially after a better than anticipated report on its Brazilian reserves, and on historically good operations.

Conversely, positions in SM Energy, Halliburton and Anadarko Petroleum, whose shares declined 32.77%, 17.27% and 13.05%, respectively, detracted from the Portfolio’s results during the semi-annual period. Oil and gas exploration and production company SM Energy saw its shares decline on falling NGL (natural gas liquids) prices. Oilfield services giant Halliburton struggled in the face of weak pressure pumping margins in North America. Oil and gas exploration and production company Anadarko Petroleum was weighed upon by several headwinds during the semi-annual period. Putting a cloud over its stock was a $25 billion lawsuit spawned by its 2006 purchase of Kerr-McGee’s oil and gas assets that alleges that Kerr-McGee defrauded the Environmental Protection Agency of money to clean polluted sites. The lawsuit seeks payment for environmental liabilities for these sites. After an internal reorganization, Kerr-McGee spun off its chemicals business and old environmental liabilities under the name Tronox beginning in 2005. Soon after the transaction was completed, Anadarko Petroleum offered to buy Kerr-McGee’s oil and gas assets for $18 billion. The lawsuit went to trial in May 2012. Investors also did not favor Anadarko Petroleum’s increased capital expenditures and reduced production guidance during the semi-annual period.

MSF-2

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

During the semi-annual period, we established new Portfolio positions in several energy-related holdings. These included oil and gas exploration and production companies Ophir Energy and Gulfport Energy and oil and gas drilling contractor Patterson-UTI Energy. We eliminated the Portfolio’s positions during the semi-annual period in oil and gas exploration and production companies Cabot Oil & Gas, QEP Resources and Noble Energy. We bought and sold positions in oil and gas exploration and production company Devon Energy and in oil and gas drilling contractor Nabors Industries during the semi-annual period.

Precious Metals Holdings

The Portfolio’s allocation to precious metals decreased modestly during the semi-annual period.

Among the Portfolio’s precious metal holdings, the only position to make a positive, albeit modest, contribution to Portfolio results during the semi-annual period was SPDR Gold Shares, an exchange-traded fund (ETF) designed to reflect the performance of the price of gold bullion. Its shares rose 2.11% during the semi-annual period on the rising price of the precious metal.

By contrast, positions in several gold mining companies detracted from the Portfolio’s results, as higher operating and production costs pressured the industry. Among the biggest disappointments during the semi-annual period were Newmont Mining, IAMGOLD, and Kinross Gold. Newmont Mining’s shares fell 18.08%, additionally pressured by increased capital expenditures and by uncertainty around its projects in the Congo. Shares of IAMGOLD declined 24.76% on downward revisions of ore grade, reserves and expected production. Shares of Kinross Gold, down 27.94% for the semi-annual period, were weighed upon by missed earnings per share, revenue and production estimates and on its guidance lower on production and higher cash costs.

During the semi-annual period, we established new Portfolio positions in Canadian gold mining companies Eldorado Gold and New Gold, and we eliminated the Portfolio’s holding in Canadian gold miner Agnico-Eagle Mines.

Base and Industrial Metals Holdings

The Portfolio’s allocation to base and industrial metals remained relatively steady during the semi-annual period. However, within the sub-sector, we modestly decreased the Portfolio’s exposure to base metals and modestly increased its exposure to steel companies.

The only position within this sub-sector to make a positive contribution to Portfolio results during the semi-annual period was Rio Tinto. Rio Tinto is an international diversified base metals mining company based in the United Kingdom. During the semi-annual period, Rio Tinto’s shares declined 0.70%, outpacing both the Portfolio’s benchmark and the S&P® GSCI Industrial Metals Index on expansion of its mines, boosting of its dividend, and gains in select underlying commodity prices, including copper and zinc.

Among the biggest detractors from the Portfolio’s results within this sub-sector were U.S. iron ore and coal miner Cliffs Natural Resources, U.K. diversified metals miner Xstrata and Canadian copper miner First Quantum Minerals, whose shares declined 19.90%, 16.26% and 9.87%, respectively, during the semi-annual period. Shares of Cliffs Natural Resources declined on reduced free cash flow results and a cautious outlook for iron ore prices. Xstrata’s shares fell on talk of a takeover. While merger and acquisition activity often serves as a boost to a company’s shares, in this case, such discussions were detrimental to performance as proposed acquisition prices were lower than expected. Xstrata was also hampered during the semi-annual period by slower copper sales. Shares of First Quantum Minerals were pressured during the semi-annual period by increases in cash costs and lower copper production due both to reduced ore grades at its Kansanshi and Guelb Moghrein mines and to labor-related work stoppages at its Kansanshi mine.

During the semi-annual period, we initiated new Portfolio positions in diversified metals mining company Freeport-McMoRan Copper & Gold and in steel producer United States Steel. We sold the Portfolio’s positions in copper miner Antofagasta and diversified minerals company Teck Resources.

Agriculture and Other Holdings

The Portfolio’s allocation to the Agricultural and Paper and Forest Product sub-sectors modestly increased during the period. The Portfolio held no positions in the Alternative Energy, Chemicals, Real Estate or Utilities sub-sectors during the semi-annual period. At the end of the semi-annual period, the Portfolio’s cash position was relatively unchanged from year-end 2011.

Among the Portfolio’s agricultural holdings, agricultural chemicals companies Potash Corp. of Saskatchewan and Mosaic were outstanding performers during the semi-annual period, with share price gains of 6.35% and 8.94%, respectively. Each benefited from strong sub-sector performance and rallying agricultural commodity prices. A position in ethanol plant owner and operator Green Plains Renewable Energy disappointed, with its shares dropping 36.07% during the semi-annual period on what we believe to be short-term weakness in ethanol prices.

Among the Portfolio’s other holdings, building and construction products manufacturer Louisiana-Pacific was a strong performer. Its shares surged 34.82% during the semi-annual period on improved strength in housing prices. Internal combustion engine manufacturer Cummins also was a standout performer. Its shares rose 10.90% during the semi-annual period on strong North American margins and positive first calendar quarter results. Conversely, a position in engineering services company Jacobs Engineering Group detracted from the Portfolio’s results, as its shares fell 6.70% based on a widely held macro view that global economic growth and infrastructure spending would slow.

Looking forward to the second half of 2012, we remain particularly enthused about the Portfolio’s Energy positions. Within Energy, the

MSF-3

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corporation

Portfolio Manager Commentary*—(Continued)

Portfolio continued at the end of the semi-annual period to emphasize several of the same themes it has favored for some time. For example, within the Oil Services industry, we continued to like Schlumberger and Halliburton, as we feel these companies are well positioned for a rebound in the Gulf of Mexico during the second part of 2012. We also like that these oil services companies are levered into international exploration, which has opened up meaningfully with several operations off the east and west coasts of Africa, and have relatively stable North American businesses. Further, these companies were trading at the end of the semi-annual period close to previous troughs as measured by price-to-book value despite their favorable fundamental outlooks. With the return of activity to the deepwater Gulf of Mexico and significant exploration success opening up substantial deepwater basins primarily off East and West Africa, we expect deepwater rig demand to remain firm.

In the Exploration and Production industry, we continued to seek names exposed to the lowest cost/highest return oil levered basins, primarily the Eagleford and Permian Basins of Texas. Valuations on several of the names in the Portfolio were, at the end of the semi-annual period, approaching 2P reserve levels at $75 per barrel crude oil despite very favorable production and cash flow growth. (2P reserves are those considered both “proven and probable.”) We also maintained positions in several international exploration companies, which have been quite successful year-to-date through the end of June in Africa and the Middle East. In our view, valuations on these companies remained compelling.

As indicated above, several companies within the Refining industry continued to generate strong returns for the Portfolio during the first half of 2012. Given surging production growth in the United States, we expect differentials in prices between Brent crude oil and West Texas Intermediate crude oil to remain wide. In the Coal industry, we continued to favor names exposed to Wyoming’s Powder River Basin, which we feel are a great play on rising natural gas prices.

As for Precious Metals, we anticipate price volatility to continue within the sub-sector, but we believe all the fundamental drivers of a gold bull market remain in place. The global economy continued to struggle under the ongoing weight of a deflationary credit contraction. The uncertain outlook for global economic growth, the potential for further monetary easing and negative real interest rates, the impact these factors may have on fiat currencies, and the high level of financial risk still present are collectively supportive, we believe, of increasing future demand for gold as a safe haven asset and currency alternative. In the Agricultural sub-sector, markets remained tight at the end of the semi-annual period, and thus we expect commodity price strength to continue.

Charles Cameron

Shawn Reynolds

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-4

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	-7.78	-24.44	11.75
Class B	-7.89	-24.62	11.26
S&P North American Natural Resources Sector Index	-5.89	-17.44	10.16

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
Anadarko Petroleum Corp.	4.2
Schlumberger, Ltd.	3.9
Halliburton Co.	3.5
Occidental Petroleum Corp.	3.2
HollyFrontier Corp.	3.1
Cimarex Energy Co.	3.1
Pioneer Natural Resources Co.	2.9
Xstrata plc	2.7
Newmont Mining Corp.	2.6
Whiting Petroleum Corp.	2.5

Top Countries

% of Net Assets
United States	73.0
United Kingdom	12.7
Canada	11.7
Norway	2.2
China	0.4

MSF-5

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A	Actual	0.82%	$1,000.00	$922.20	$3.92
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.12

Class B	Actual	1.07%	$1,000.00	$921.10	$5.11
	Hypothetical*	1.07%	$1,000.00	$1,019.47	$5.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-6

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Common Stock—89.6% of Net Assets

Security Description	Shares	Value*

Canada—11.7%
Eldorado Gold Corp. (USD)	714,100	$8,797,712
First Quantum Minerals, Ltd. (a)	990,900	17,519,104
Goldcorp, Inc. (USD)	384,700	14,457,026
IAMGOLD Corp. (USD)	1,160,000	13,688,000
Kinross Gold Corp. (USD)	952,504	7,762,908
New Gold, Inc. (USD) (a) (b)	1,017,200	9,663,400
Osisko Mining Corp. (b)	1,264,900	8,696,886
Pacific Rubiales Energy Corp. (a) (b)	69,000	1,461,192
Potash Corp. of Saskatchewan, Inc. (USD)	367,200	16,042,968

		98,089,196

China—0.4%
Yanzhou Coal Mining Co., Ltd. (a)	2,215,000	3,399,499

Norway—2.2%
Seadrill, Ltd.	518,800	18,521,197

United Kingdom—12.7%
Afren plc (b)	7,222,189	11,755,812
African Minerals, Ltd. (b)	217,052	1,080,906
African Minerals, Ltd. (USD) (b)	412,448	2,062,152
BHP Billiton plc	536,300	15,314,823
Ensco plc (USD)	303,100	14,236,607
Ophir Energy plc (b)	591,600	5,380,233
Randgold Resources, Ltd. (ADR)	154,500	13,906,545
Rio Tinto plc (ADR) (a)	416,800	19,927,208
Xstrata plc	1,760,400	22,219,810

		105,884,096

United States—62.6%
Alpha Natural Resources, Inc. (a) (b)	208,220	1,813,596
Anadarko Petroleum Corp.	527,550	34,923,810
Apache Corp.	125,300	11,012,617
Berry Petroleum Co. (a)	116,624	4,625,308
Cameron International Corp. (b)	480,900	20,539,239
Cimarex Energy Co. (a)	467,400	25,763,088
Cliffs Natural Resources, Inc.	343,900	16,950,831
Cloud Peak Energy, Inc. (a) (b)	239,000	4,041,490
Concho Resources, Inc. (b)	219,050	18,645,536
Consol Energy, Inc. (a)	513,000	15,513,120
Cummins, Inc.	104,900	10,165,859
Diamond Offshore Drilling, Inc. (a)	300,200	17,750,826
Dril-Quip, Inc. (a) (b)	236,100	15,485,799
Freeport-McMoRan Copper & Gold, Inc.	304,400	10,370,908
Green Plains Renewable Energy, Inc. (a) (b)	114,800	716,352
Gulfport Energy Corp. (a) (b)	166,100	3,426,643
Halliburton Co.	1,043,400	29,622,126
HollyFrontier Corp.	740,300	26,228,829
Jacobs Engineering Group, Inc. (b)	113,700	4,304,682
Key Energy Services, Inc. (a) (b)	346,800	2,635,680
Louisiana-Pacific Corp. (a) (b)	1,014,300	11,035,584
National Oilwell Varco, Inc.	283,400	18,262,296
Newfield Exploration Co. (b)	253,600	7,433,016
Newmont Mining Corp.	454,700	22,057,497
Noble Corp.	314,800	10,240,444
Occidental Petroleum Corp.	314,800	27,000,396

United States—(Continued)
Patterson-UTI Energy, Inc. (a)	588,700	$8,571,472
Peabody Energy Corp.	195,300	4,788,756
Pioneer Natural Resources Co.	271,000	23,904,910
Schlumberger, Ltd.	510,000	33,104,100
SM Energy Co.	379,300	18,627,423
Steel Dynamics, Inc.	408,000	4,794,000
The Mosaic Co.	166,100	9,095,636
United States Steel Corp. (a)	329,300	6,783,580
Weatherford International, Ltd. (b)	644,100	8,134,983
Western Refining, Inc. (a) (b)	708,200	15,771,614
Whiting Petroleum Corp. (b)	507,100	20,851,952

		524,993,998

Total Common Stock (Identified Cost $863,774,049)		750,887,986

Exchange Traded Funds—1.2%

United States—1.2%
SPDR Gold Trust (b)	67,000	10,397,730

Total Exchange Traded Funds (Identified Cost $9,678,574)		10,397,730

Warrants—0.0%

Canada—0.0%
Kinross Gold Corp. (b)	29,480	11,583

Total Warrants (Identified Cost $140,490)		11,583

Short Term Investments—18.0%

United States—18.0%
AIM STIT-STIC Prime Portfolio	68,010,637	$68,010,637
State Street Navigator Securities Lending Prime Portfolio (c)	83,059,580	83,059,580

Total Short Term Investments (Identified Cost $151,070,217)		151,070,217

Total Investments—108.8% (Identified Cost $1,024,663,330) (d)		912,367,516
Liabilities in excess of other assets		(73,843,442)

Net Assets—100.0%		$838,524,074

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $84,663,476 and the collateral received consisted of cash in the amount of $83,059,580 and non-cash collateral with a value of $892,075. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,024,663,330. The aggregate unrealized appreciation and depreciation of investments was $32,993,694 and $(145,289,508), respectively, resulting in net unrealized depreciation of $(112,295,814) for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(USD)—	United States Dollar

Largest Industries as of June 30, 2012	% of Net Assets
Oil, Gas & Consumable Fuels	34.3%
Metals & Mining	25.8%
Energy Equipment & Services	23.5%
Chemicals	3.0%
Paper & Forest Products	1.3%
Exchange Traded Funds	1.2%
Machinery	1.2%
Construction & Engineering	0.5%

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Canada	$98,089,196	$—	$—	$98,089,196
China	—	3,399,499	—	3,399,499
Norway	—	18,521,197	—	18,521,197
United Kingdom	50,132,512	55,751,584	—	105,884,096
United States	524,993,998	—	—	524,993,998
Total Common Stock	673,215,706	77,672,280	—	750,887,986
Exchange Traded Funds
United States	10,397,730	—	—	10,397,730
Warrants
Canada	11,583	—	—	11,583
Short Term Investments
United States	151,070,217	—	—	151,070,217
Total Investments	$834,695,236	$77,672,280	$—	$912,367,516

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$912,367,516
Cash denominated in foreign currencies (c)		3,956,985
Receivable for:
Securities sold		5,021,195
Fund shares sold		316,731
Interest and dividends		709,996
Foreign taxes		69,419

Total Assets		922,441,842
Liabilities
Payable for:
Fund shares redeemed	$147,554
Foreign taxes	34,804
Collateral for securities loaned	83,059,580
Accrued expenses:
Management fees	521,239
Distribution and service fees	30,409
Deferred trustees’ fees	29,850
Other expenses	94,332

Total Liabilities		83,917,768

Net Assets		$838,524,074

Net assets consists of:
Paid in surplus		$962,623,578
Overdistributed net investment income		(1,612,161)
Accumulated net realized losses		(10,125,172)
Unrealized depreciation on investments and foreign currency transactions		(112,362,171)

Net Assets		$838,524,074

Net Assets
Class A		$682,787,789
Class B		155,736,285
Capital Shares Outstanding (d)
Class A		58,919,803
Class B		13,506,392
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.59
Class B		11.53

(a)	Identified cost of investments was $1,024,663,330.
(b)	Includes securities on loan with a value of $84,663,476.
(c)	Identified cost of cash denominated in foreign currencies was $4,018,102.
(d)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends (a)		$6,833,712
Interest (b)		216,881

		7,050,593
Expenses
Management fees	$3,497,299
Distribution and service fees—Class B	199,163
Trustees’ fees and expenses	24,776
Custodian and accounting	63,930
Audit and tax services	21,308
Legal	6,190
Shareholder reporting	43,237
Insurance	5,354
Miscellaneous	9,392

Total expenses	3,870,649
Less broker commission recapture	(15,699)	3,854,950

Net Investment Income		3,195,643

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(9,215,299)
Foreign currency transactions	(121,589)	(9,336,888)

Net change in unrealized appreciation (depreciation) on:
Investments	(65,236,161)
Foreign currency transactions	68,621	(65,167,540)

Net realized and unrealized loss		(74,504,428)

Net Decrease in Net Assets From Operations		$(71,308,785)

(a)	Net of foreign taxes of $127,653.
(b)	Includes net income on securities loaned of $150,492.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,195,643	$1,686,354
Net realized gain (loss)	(9,336,888)	65,407,027
Net change in unrealized depreciation	(65,167,540)	(237,228,698)

Decrease in net assets from operations	(71,308,785)	(170,135,317)

From Distributions to Shareholders
Net investment income
Class A	0	(7,452,144)
Class B	0	(1,602,970)

	0	(9,055,114)

Net realized capital gain
Class A	(52,987,301)	(54,434,387)
Class B	(11,368,332)	(13,812,001)

	(64,355,633)	(68,246,388)

Total distributions	(64,355,633)	(77,301,502)

Increase in net assets from capital share transactions	125,520,992	412,529,138

Total increase (decrease) in net assets	(10,143,426)	165,092,319

Net Assets
Beginning of the period	848,667,500	683,575,181

End of the period	$838,524,074	$848,667,500

Overdistributed Net Investment Income
End of the period	$(1,612,161)	$(4,807,804)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	3,621,607	$49,338,637	21,298,695	$351,384,493
Reinvestments	4,063,443	52,987,301	3,558,742	61,886,531
Redemptions	(239,041)	(3,421,048)	(5,254,262)	(90,314,661)

Net increase	7,446,009	$98,904,890	19,603,175	$322,956,363

Class B
Sales	1,925,590	$24,247,751	5,940,939	$97,576,988
Reinvestments	875,834	11,368,332	887,959	15,414,971
Redemptions	(652,509)	(8,999,981)	(1,466,189)	(23,419,184)

Net increase	2,148,915	$26,616,102	5,362,709	$89,572,775

Increase derived from capital share transactions		$125,520,992		$412,529,138

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008(a)
Net Asset Value, Beginning of Period	$13.52		$18.06	$15.05	$9.71	$10.00

Income (Loss) From Investment Operations
Net investment income (b)	0.05		0.04	0.01	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.99)		(2.56)	4.19	5.34	(0.31)

Total from investment operations	(0.94)		(2.52)	4.20	5.35	(0.29)

Less Distributions
Distributions from net investment income	0.00		(0.24)	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(0.99)		(1.78)	(1.11)	0.00	0.00

Total distributions	(0.99)		(2.02)	(1.19)	(0.01)	0.00

Net Asset Value, End of Period	$11.59		$13.52	$18.06	$15.05	$9.71

Total Return (%) (g)	(7.78	)(c)	(16.45)	29.39	55.19	(2.90	)(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.82	0.84	0.85	1.09	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		N/A	0.84	0.85	1.00	(d)
Ratio of net investment income to average net assets (%)	0.76	(d)	0.25	0.10	0.07	1.07	(d)
Portfolio turnover rate (%)	24	(d)	39	72	101	125	(d)
Net assets, end of period (in millions)	$682.79		$695.69	$575.60	$426.43	$249.73

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009(a)
Net Asset Value, Beginning of Period	$13.47		$18.01	$15.03	$10.61

Income (Loss) From Investment Operations
Net investment income (loss) (b)	0.03		0.00 (f)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.98)		(2.55)	4.15	4.46

Total from investment operations	(0.95)		(2.55)	4.14	4.42

Less Distributions
Distributions from net investment income	0.00		(0.21)	(0.05)	0.00
Distributions from net realized capital gains	(0.99)		(1.78)	(1.11)	0.00

Total distributions	(0.99)		(1.99)	(1.16)	0.00

Net Asset Value, End of Period	$11.53		$13.47	$18.01	$15.03

Total Return (%) (g)	(7.89	)(c)	(16.67)	29.02	41.66	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(d)	1.07	1.09	1.10	(d)
Net ratio of expenses to average net assets (%) (e)	N/A		N/A	1.09	1.10	(d)
Ratio of net investment income (loss) to average net assets (%)	0.51	(d)	0.01	(0.09)	(0.47	)(d)
Portfolio turnover rate (%)	24	(d)	39	72	101
Net assets, end of period (in millions)	$155.74		$152.97	$107.97	$24.85

(a)	Commencement of operations was October 31, 2008 and April 28, 2009 for Classes A and B, respectively.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets in prior years includes the effect of an expense limitation agreement which expired in 2010.
(f)	Net investment income for the period was less than $0.01.
(g)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012 the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Eck Global Natural Resources Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges, are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MSF-12

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”), of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due

MSF-13

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

to net operating loss, foreign currency transactions, passive foreign investment companies (PFICs), broker recapture reclasses, and return of capital basis adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Broker Commission Recapture - The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Natural Resource and Foreign Investment Risk - The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-14

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$3,497,299	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$174,477,468	$0	$99,269,249

5. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk

MSF-15

Metropolitan Series Fund

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s Prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$33,892,954	$33,570,493	$43,408,548	$3,463,285	$—	$—	$77,301,502	$37,033,778

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$6,114,959	$58,043,245	$(52,568,257)	$—	$—	$11,589,947

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment capital loss carryforwards.

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-16

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-17

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio, and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-18

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36,918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-20

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 5.43%, 5.37%, and 5.38%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 2.37% over the same period.

MARKET ENVIRONMENT/CONDITIONS

The U.S. economic recovery appeared to have picked up some steam during the first quarter of 2012, only to see conditions deteriorate over the second quarter. Annualized Gross Domestic Product (GDP) growth for the first quarter was finalized at a tepid 1.9%, down from the initial estimate of 2.2% and down from the 2011 fourth quarter’s 3.0% rate of growth. Unemployment remained elevated throughout the period. Market sentiment improved over the first quarter with risk sectors generally performing well, both in terms of total returns and returns relative to duration-matched U.S. Treasuries. Risk appetite, however, waned in the second quarter as spreads fluctuated. Despite these fluctuations, spreads over the first half of the year ended meaningfully tighter. Fundamentals for both investment grade and high yield corporates remained solid throughout the period, and earnings continued to be generally positive.

Events in Europe calmed over the first quarter which was a major contributor to the market’s early-year outperformance. The second tranche of the European Central Bank’s (ECB) longer-term refinancing operation (LTRO) improved market liquidity, and Greece narrowly avoided defaulting on its debt by securing a new bailout. In the U.S., markets were further buoyed by the announcement that most large U.S. banks had essentially passed the U.S. Federal Reserve’s (the “Fed”) latest round of stress tests. Market sentiment, however, turned negative at the beginning of the second quarter.

Trouble began in April as Spanish yields increased to unsustainable levels. In May, following failed Spanish debt auctions, capital fled out of Spanish banks towards safer ones in the European core. Speculation about the possibility of a Eurozone break-up intensified, especially as the elections in Greece approached. Markets rallied, however, at the end of June as European finance ministers gathered at the European Summit to further define their approach to ameliorating the European sovereign and financial debt crisis. The majority of domestic equity indices were up over the first half of the year, with the S&P 500 and the Dow Jones Industrial Average, up over 8% and over 5%, respectively.

Economic data tended to be better than expected over the first quarter, only to turn south in the second quarter. Nonfarm payrolls surged ahead in the first three months of the year by an average of 226,000 new jobs a month for a combined gain of 677,000 new positions. Then, over the entire second quarter, only 225,000 jobs were added, an average of just 75,000 per month. The unemployment rate didn’t move much over the period, remaining over 8% the entire time. Although still stressed, housing has been a relative bright spot with prices leveling and inventories slowly decreasing. In April, the most recent data period available, the S&P/Case-Shiller 20-City Composite Home Price Index (seasonally adjusted; data released on a two-month lag) increased by 0.7% for its third consecutive gain following 20 months of declines. Many pundits have suggested that the housing market has finally bottomed—although this call has been incorrectly made multiple times over the past few years. Ultra-tight credit requirements and strict underwriting standards continued to disqualify many otherwise would-be homebuyers from taking advantage of historically low mortgage rates, with some rates even falling below 3.00%.

The Fed held short-term interest rates steady in a range of 0% to 0.25% during the second quarter and reiterated they will likely keep rates low through at least late 2014 to help stimulate growth. With the Maturity Extension Program (“Operation Twist”) set to expire at the end of June, the Fed opted to extend the program to the end of the year in light of weak economic data. This second round of Operation Twist will involve the sale of $267 billion of short-dated Treasury securities and the purchase of an equivalent amount of longer-dated Treasuries. Some market participants had hoped for more forceful stimulus, specifically a further expansion of the Fed’s balance sheet. These actions, however, would likely set off a political firestorm, something the Fed seeks to avoid, especially in an election year. The Fed sharply reduced its 2012 GDP growth projections from 2.4% -2.9%, its estimate just two months ago, to 1.9% -2.4%.

Inflation generally remained muted. According to the most recent data releases, core CPI (Consumer Price Index), which excludes the volatile food and energy components, increased by 0.2% in May, the same pace as in April. Over the previous 12 months, core CPI grew at a 2.3% rate. Outside of the core figures, headline inflation increased at a 1.7% pace year-over year.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio outperformed its benchmark during the first half of 2012. The Portfolio’s exposure to high-yield bonds, particularly industrials, was the Portfolio’s largest contributor to performance despite the fluctuations in spreads throughout the period. The Portfolio’s allocation to investment grade corporates also added to performance, especially Financials which had a strong January and February, as spreads narrowed by 59 bps and 33 bps, respectively. Industrials also contributed meaningfully.

An underweight position within the agency mortgage-backed space detracted slightly from performance as the sector generated positive excess returns. Beneficial issue selection, which avoided certain coupons associated with exaggerated risk of government sponsored mortgage refinancing, such as Fannie Mae and Freddie Mac 30-year 4.5%, 5.0% and 5.5% coupons, helped to somewhat offset the negative effects of the underweight.

The commercial mortgage-backed sector performed well during the period; the Portfolio’s largely neutral stance to this sector resulted in a slightly detrimental impact on performance. Non-agency residential mortgage-backed securities, however, added meaningfully to

MSF-1

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

performance over the period due to positive carry, pricing improvements, and declines in delinquencies. The contributions of this sector were felt particularly in the first quarter as investor confidence increased as the economy appeared to be strengthening.

Overall foreign currency exposure in the Portfolio added to performance. The Portfolio’s short position to the Euro was the main driver as the currency fell over 2% over the first six months of the year. Exposure to the currencies of Brazil, Sweden, and Singapore also contributed to performance but to a lesser extent.

The Portfolio used U.S. Treasury futures and options, Eurodollar options, and interest rate swaps to manage our duration and yield curve exposure. Euro-Bobl options were utilized to establish a tactical position when we anticipated changes in the term structure of German interest rates. Credit default swaps and options on CDX indices were used to manage exposure to the credit sector. Lastly, we used currency forwards and options to manage our foreign currency exposure. The combined use of these derivative positions had a small negative impact to the overall performance of the Portfolio.

Stephen A. Walsh

Carl L. Eichsteadt

Mark S. Lindbloom

Michael Buchanan

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	5.43	8.18	8.00	7.46	—
Class B	5.37	7.87	7.74	—	7.49
Class E	5.38	8.05	7.85	7.30	—
Barclays U.S. Aggregate Bond Index	2.37	7.47	6.79	5.63	—

1 Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
U.S. Treasury Bonds	5.5
Fannie Mae 30 Yr. Pool	4.9
Freddie Mac 15 Yr. TBA	3.2
U.S. Treasury Notes	3.0
Ginnie Mae 30 Yr. TBA	2.6
Mexican Bonos	2.6
Freddie Mac 30 Yr. Gold Pool	1.9
Federal Home Loan Bank	1.5
Fannie Mae 30 Yr. TBA	1.5
Ginnie Mae	1.5

Top Sectors

% of Net Assets
Corporate	46.9
Agency Sponsored Mortgage-Backed	20.5
U.S. Treasuries	8.5
Commercial Mortgage-Backed	6.9
Foreign Government	4.9
Federal Agencies	4.0
Cash & Equivalents	3.7
Asset-Backed	3.2
Municipal	1.4

MSF-3

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A (a)	Actual	0.62%	$1,000.00	$1,054.30	$3.17
	Hypothetical*	0.62%	$1,000.00	$1,021.74	$3.12

Class B (a)	Actual	0.87%	$1,000.00	$1,053.70	$4.44
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.37

Class E (a)	Actual	0.77%	$1,000.00	$1,053.80	$3.93
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-4

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—45.2% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.5%
Raytheon Co. 3.125%, 10/15/20	$40,000	$41,980
The Boeing Co. 4.875%, 02/15/20	1,020,000	1,223,674
6.000%, 03/15/19	70,000	87,509
Triumph Group, Inc. 8.625%, 07/15/18 (a)	1,300,000	1,443,000
United Technologies Corp.
3.100%, 06/01/22	690,000	723,025
4.500%, 06/01/42	1,570,000	1,724,496

		5,243,684

Airlines—0.8%
Continental Airlines, Inc. (144A) 6.750%, 09/15/15 (a)	4,740,000	4,870,350
Delta Air Lines, Inc.
6.417%, 01/02/14 (a)	440,000	445,500
6.821%, 02/10/24	1,018,778	1,095,186
8.021%, 02/10/24	835,647	845,090
Delta Air Lines, Inc. (144A) 9.500%, 09/15/14 (a)	336,000	354,900
Northwest Airlines 1999-2 Class A Pass-Through Trust 7.575%, 09/01/20	26,973	29,333
UAL 2009-2A Pass-Through Trust 9.750%, 07/15/18	150,280	170,943

		7,811,302

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc.
5.000%, 04/15/20	330,000	386,447
5.375%, 01/15/20	2,130,000	2,538,153
Molson Coors Brewing Co. 3.500%, 05/01/22	110,000	112,947
PepsiCo., Inc. 7.900%, 11/01/18	116,000	154,975
Pernod-Ricard S.A. (144A) 2.950%, 01/15/17	420,000	425,143
4.450%, 01/15/22 (a)	1,920,000	1,989,412

		5,607,077

Building Products—0.6%
Building Materials Corp. of America (144A) 6.750%, 05/01/21 (a)	2,000,000	2,140,000
7.500%, 03/15/20 (a)	3,400,000	3,689,000

		5,829,000

Capital Markets—1.1%
Deutsche Telekom International Finance BV 5.750%, 03/23/16	1,055,000	1,183,064
Goldman Sachs Capital II 4.000%, 06/01/43 (b)	3,880,000	2,626,838
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (c)	3,870,000	387

Capital Markets—(Continued)
Lehman Brothers Holdings E-Capital Trust I 3.589%, 08/19/65 (c)	$1,190,000	$119
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (c)	3,280,000	328
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	390,000	436,385
Morgan Stanley
0.916%, 10/18/16 (b)	620,000	540,347
4.750%, 04/01/14 (a)	240,000	242,113
4.750%, 03/22/17 (a)	190,000	189,582
State Street Corp. 4.956%, 03/15/18	140,000	149,933
The Goldman Sachs Group, Inc.
3.625%, 08/01/12 (a)	250,000	250,457
4.750%, 07/15/13	60,000	61,691
5.250%, 10/15/13	360,000	374,370
5.250%, 07/27/21	2,310,000	2,346,540
5.375%, 03/15/20	240,000	247,062
5.450%, 11/01/12	400,000	405,801
6.250%, 02/01/41	370,000	385,819
7.500%, 02/15/19	30,000	34,212
UBS AG
2.250%, 01/28/14	500,000	502,558
3.875%, 01/15/15	670,000	692,361

		10,669,967

Chemicals—0.4%
Ashland, Inc. 9.125%, 06/01/17 (a)	775,000	852,500
Ecolab, Inc. 4.350%, 12/08/21	330,000	365,760
LyondellBasell Industries NV (144A) 5.000%, 04/15/19 (a)	1,190,000	1,248,013
5.750%, 04/15/24 (a)	1,190,000	1,273,300
Potash Corp of Saskatchewan, Inc. 4.875%, 03/30/20 (a)	60,000	69,235

		3,808,808

Commercial Banks—3.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd. (144A) 3.850%, 01/22/15 (a)	1,110,000	1,171,748
BankAmerica Institutional Capital A (144A) 8.070%, 12/31/26	1,010,000	1,031,968
Barclays Bank plc (144A)
6.050%, 12/04/17 (a)	240,000	242,506
10.179%, 06/12/21	100,000	117,975
Commonwealth Bank of Australia (144A)
3.750%, 10/15/14	950,000	994,489
5.000%, 10/15/19 (a)	410,000	450,438
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA 3.375%, 01/19/17 (a)	2,340,000	2,408,298
Credit Agricole S.A. (144A) 8.375%, 12/31/49 (a) (b)	2,180,000	1,793,050

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (b)	$50,000	$46,938
ICICI Bank, Ltd. 6.375%, 04/30/22	839,000	746,710
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (b)	344,000	306,160
Kaupthing Bank Hf (144A)
5.750%, 10/04/11 (c) (f)	350,000	89,250
7.625%, 02/28/15 (c) (f)	5,920,000	1,509,600
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (c) (f)	2,000,000	100,000
Lloyds TSB Bank plc 6.375%, 01/21/21 (a)	210,000	237,989
Lloyds TSB Bank plc (144A) 5.800%, 01/13/20	770,000	823,138
Nordea Bank AB (144A)
3.700%, 11/13/14	740,000	769,644
4.875%, 05/13/21 (a)	1,810,000	1,763,550
Rabobank Nederland NV (144A) 11.000%, 12/29/49 (b)	855,000	1,075,590
Resona Preferred Global Securities, Ltd. (144A) 7.191%, 12/29/49 (a) (b)	980,000	1,008,445
Royal Bank of Scotland Group plc
5.000%, 10/01/14 (a)	2,110,000	2,117,991
5.050%, 01/08/15 (a)	80,000	79,877
7.640%, 03/31/49 (b)	400,000	266,000
7.648%, 08/29/49 (a) (b)	200,000	160,000
Royal Bank of Scotland plc 7.250%, 03/10/14 (AUD)	3,350,000	3,500,843
Sumitomo Mitsui Banking Corp. (144A) 3.150%, 07/22/15	200,000	210,048
Wachovia Corp. 5.250%, 08/01/14	4,550,000	4,853,808
Wells Fargo & Co. 2.100%, 05/08/17	2,000,000	2,004,470
3.676%, 06/15/16	2,770,000	2,948,388
4.600%, 04/01/21	200,000	223,128

		33,052,039

Commercial Services & Supplies—1.2%
International Lease Finance Corp. 5.875%, 05/01/13	50,000	51,125
6.250%, 05/15/19 (a)	2,110,000	2,149,562
8.250%, 12/15/20 (a)	2,000,000	2,290,346
8.750%, 03/15/17	2,880,000	3,232,800
International Lease Finance Corp. (144A) 6.500%, 09/01/14	50,000	52,750
6.750%, 09/01/16	260,000	279,500
Waste Management, Inc. 7.375%, 05/15/29	340,000	450,432
West Corp. 8.625%, 10/01/18	1,300,000	1,378,000
Wyle Services Corp. (144A) 10.500%, 04/01/18	1,800,000	1,944,000

		11,828,515

Consumer Finance—1.6%
Ally Financial, Inc. 1.750%, 10/30/12	$1,800,000	$1,808,788
8.000%, 03/15/20	3,000,000	3,450,000
American Express Co. 6.800%, 09/01/66 (b)	3,270,000	3,377,910
American Express Credit Corp. 5.125%, 08/25/14	80,000	86,422
Daimler Finance North America, LLC (144A) 2.625%, 09/15/16	1,450,000	1,492,109
Ford Motor Credit Co., LLC 8.000%, 12/15/16	1,500,000	1,774,134
8.125%, 01/15/20 (a)	2,250,000	2,748,191
HSBC Finance Corp. 6.676%, 01/15/21	230,000	249,024
MBNA Capital A 8.278%, 12/01/26	40,000	40,980
SLM Corp.
5.000%, 04/15/15 (a)	60,000	60,552
5.050%, 11/14/14 (a)	360,000	370,783
5.625%, 08/01/33	290,000	245,050
8.000%, 03/25/20	210,000	229,950

		15,933,893

Containers & Packaging—0.5%
Ardagh Packaging Finance plc (144A) 9.125%, 10/15/20 (a)	2,000,000	2,120,000
Ball Corp.
5.750%, 05/15/21	930,000	999,750
6.750%, 09/15/20	600,000	660,000
Reynolds Group Issuer, Inc. (144A)
6.875%, 02/15/21 (a)	480,000	499,200
7.125%, 04/15/19	400,000	419,000
7.750%, 10/15/16 (b)	405,000	426,263

		5,124,213

Diversified Consumer Services—0.1%
Service Corp. International
7.500%, 04/01/27	350,000	358,750
7.625%, 10/01/18	125,000	141,875

		500,625

Diversified Financial Services—8.5%
Anadarko Finance Co. 7.500%, 05/01/31 (a)	100,000	125,893
Bank of America Corp.
3.875%, 03/22/17 (a)	390,000	397,292
4.500%, 04/01/15	1,850,000	1,906,912
5.000%, 05/13/21	1,010,000	1,042,024
5.420%, 03/15/17	2,830,000	2,930,281
6.500%, 08/01/16	2,960,000	3,250,477
Barrick North America Finance, LLC 4.400%, 05/30/21	930,000	1,002,380
BHP Billiton Finance USA, Ltd.
3.250%, 11/21/21 (a)	1,070,000	1,116,641
6.500%, 04/01/19	1,350,000	1,718,466

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Boeing Capital Corp. 4.700%, 10/27/19	$570,000	$671,210
BP Capital Markets plc
3.245%, 05/06/22	1,460,000	1,511,669
3.561%, 11/01/21	140,000	148,212
5.250%, 11/07/13	1,500,000	1,589,407
Citigroup, Inc.
3.953%, 06/15/16 (a)	1,130,000	1,157,864
5.000%, 09/15/14	1,600,000	1,640,107
5.125%, 05/05/14	40,000	41,710
5.500%, 10/15/14	230,000	243,517
6.000%, 12/13/13	130,000	136,624
6.000%, 08/15/17	1,060,000	1,161,121
6.010%, 01/15/15	1,910,000	2,052,148
6.375%, 08/12/14	340,000	363,950
6.875%, 03/05/38	1,130,000	1,382,196
Diageo Capital plc 4.828%, 07/15/20	1,330,000	1,549,727
Diageo Finance BV 3.250%, 01/15/15 (a)	90,000	95,288
Diageo Investment Corp. 2.875%, 05/11/22	1,120,000	1,150,522
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	830,000	922,337
General Electric Capital Corp.
4.375%, 09/16/20	90,000	97,366
4.625%, 01/07/21	80,000	87,992
5.300%, 02/11/21	190,000	213,253
5.875%, 01/14/38	980,000	1,125,044
6.375%, 11/15/67 (a) (b)	4,530,000	4,716,862
6.875%, 01/10/39	2,900,000	3,741,383
7.125%, 06/15/49 (b)	800,000	845,168
GlaxoSmithKline Capital plc 2.850%, 05/08/22	1,230,000	1,251,165
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (b)	330,000	240,900
Inmarsat Finance plc (144A) 7.375%, 12/01/17	760,000	811,300
John Deere Capital Corp. 2.250%, 04/17/19	890,000	909,669
JPMorgan Chase & Co.
4.250%, 10/15/20	50,000	52,526
4.350%, 08/15/21	200,000	211,080
4.500%, 01/24/22 (a)	370,000	398,571
5.125%, 09/15/14	3,290,000	3,495,243
5.150%, 10/01/15	2,590,000	2,779,256
6.125%, 06/27/17 (a)	200,000	222,623
MarkWest Energy Finance Corp. 6.500%, 08/15/21 (a)	1,400,000	1,459,500
Nielsen Finance, LLC 7.750%, 10/15/18	3,690,000	4,086,675
11.500%, 05/01/16	440,000	500,500
Petrobras International Finance Co. 3.875%, 01/27/16	750,000	774,330
5.375%, 01/27/21	3,320,000	3,578,200
5.750%, 01/20/20	513,000	561,159
6.125%, 10/06/16 (a)	586,000	655,368

Diversified Financial Services—(Continued)
Reed Elsevier Capital, Inc. 8.625%, 01/15/19	$800,000	$1,014,927
Regency Energy Finance Corp. 6.500%, 07/15/21	4,580,000	4,809,000
Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15 (a)	10,000	10,221
2.500%, 05/20/16 (a)	270,000	280,599
3.500%, 11/02/20	150,000	159,581
3.750%, 09/20/21	530,000	569,267
4.125%, 05/20/21	380,000	417,746
6.500%, 07/15/18	790,000	973,703
9.000%, 05/01/19	1,280,000	1,750,112
Santander U.S. Debt S.A. Unipersonal (144A) 3.724%, 01/20/15	100,000	93,012
Shell International Finance BV 4.375%, 03/25/20	400,000	465,787
6.375%, 12/15/38	480,000	679,245
Springleaf Finance Corp. 6.900%, 12/15/17	410,000	327,229
Sprint Capital Corp. 6.875%, 11/15/28	6,650,000	5,353,250
8.750%, 03/15/32	2,520,000	2,293,200
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21 (a)	120,000	126,213
Teva Pharmaceutical Finance IV BV 3.650%, 11/10/21	190,000	199,838
UPCB Finance III, Ltd. (144A) 6.625%, 07/01/20 (a)	700,000	710,500
VIP Finance Ireland, Ltd. (144A) 8.375%, 04/30/13	160,000	165,363
Virgin Media Secured Finance plc 6.500%, 01/15/18	620,000	674,250
Wells Fargo Capital X 5.950%, 12/01/86	1,090,000	1,094,087
WPP Finance U.K. 8.000%, 09/15/14	330,000	372,166

		84,662,404

Diversified Telecommunication Services—2.4%
AT&T, Inc. 3.875%, 08/15/21	500,000	544,630
5.350%, 09/01/40	601,000	689,745
5.500%, 02/01/18	3,200,000	3,802,416
5.550%, 08/15/41	80,000	95,357
5.600%, 05/15/18	80,000	95,749
6.550%, 02/15/39	200,000	257,404
Cogent Communications Group, Inc. (144A) 8.375%, 02/15/18	1,250,000	1,334,375
Hughes Satellite Systems Corp. 7.625%, 06/15/21 (a)	1,500,000	1,631,250
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20 (a)	3,330,000	3,504,825
7.500%, 04/01/21 (a)	2,673,000	2,826,697
8.500%, 11/01/19	292,000	323,390
Telefonica Emisiones SAU 5.877%, 07/15/19	260,000	232,553

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
UPC Holding BV (144A) 9.875%, 04/15/18	$395,000	$432,525
Verizon Communications, Inc. 3.500%, 11/01/21 (a)	650,000	692,034
6.100%, 04/15/18	1,150,000	1,401,042
6.350%, 04/01/19 (a)	790,000	984,731
8.750%, 11/01/18	160,000	219,927
8.950%, 03/01/39	130,000	214,121
Wind Acquisition Finance S.A. (144A) 7.250%, 02/15/18	2,500,000	2,187,500
Windstream Corp. 7.500%, 04/01/23	2,000,000	2,050,000

		23,520,271

Electric Utilities—1.9%
Calpine Corp. (144A) 7.500%, 02/15/21 (a)	2,970,000	3,207,600
7.875%, 07/31/20 (a)	2,465,000	2,717,663
Duke Energy Carolinas, LLC 5.300%, 02/15/40	1,700,000	2,097,798
5.625%, 11/30/12	80,000	81,616
Energy Future Intermediate Co., LLC 10.000%, 12/01/20 (b)	5,096,000	5,541,900
Exelon Corp. 5.625%, 06/15/35	675,000	731,503
FirstEnergy Corp. 7.375%, 11/15/31	2,650,000	3,326,465
Pacific Gas & Electric Co. 6.050%, 03/01/34	970,000	1,222,381
8.250%, 10/15/18 (a)	360,000	485,254

		19,412,180

Energy Equipment & Services—0.9%
Baker Hughes, Inc. 3.200%, 08/15/21	1,060,000	1,105,777
Cie Generale de Geophysique-Veritas
6.500%, 06/01/21	2,840,000	2,840,000
7.750%, 05/15/17 (a)	555,000	574,425
Hercules Offshore, Inc. (144A) 10.500%, 10/15/17	795,000	795,000
Key Energy Services, Inc. 6.750%, 03/01/21	1,300,000	1,267,500
Offshore Group Investment, Ltd. 11.500%, 08/01/15 (a)	1,500,000	1,627,500
SESI, LLC (144A) 7.125%, 12/15/21 (a)	1,050,000	1,141,875

		9,352,077

Food & Staples Retailing—0.4%
CVS Caremark Corp. 6.600%, 03/15/19 (a)	710,000	885,408
CVS Pass-Through Trust 6.943%, 01/10/30	1,179,700	1,397,036

Food & Staples Retailing—(Continued)
Safeway, Inc.
4.750%, 12/01/21 (a)	$1,330,000	$1,319,002
7.250%, 02/01/31	50,000	53,855

		3,655,301

Food Products—0.4%
Kraft Foods Group, Inc. (144A) 3.500%, 06/06/22	1,190,000	1,221,133
Kraft Foods, Inc. 5.375%, 02/10/20	1,960,000	2,319,376

		3,540,509

Gas Utilities—0.0%
Southern Natural Gas Co. 8.000%, 03/01/32	25,000	32,424
Southern Natural Gas Co. (144A) 5.900%, 04/01/17	20,000	22,896

		55,320

Health Care Equipment & Supplies—0.1%
Medtronic, Inc.
3.125%, 03/15/22	80,000	82,885
4.450%, 03/15/20	620,000	711,610

		794,495

Health Care Providers & Services—2.2%
Aristotle Holding, Inc. (144A) 3.500%, 11/15/16	3,040,000	3,200,707
HCA, Inc.
5.750%, 03/15/14	90,000	94,162
6.250%, 02/15/13	1,201,000	1,228,022
6.375%, 01/15/15 (a)	1,500,000	1,593,750
Humana, Inc. 7.200%, 06/15/18	540,000	648,913
Tenet Healthcare Corp.
6.875%, 11/15/31	105,000	88,987
8.875%, 07/01/19	8,468,000	9,505,330
UnitedHealth Group, Inc.
5.700%, 10/15/40	10,000	12,321
5.800%, 03/15/36	20,000	24,679
6.000%, 02/15/18	1,570,000	1,899,771
Vanguard Health Holding Co. II, LLC 8.000%, 02/01/18 (a)	1,080,000	1,104,300
WellPoint, Inc.
3.125%, 05/15/22 (a)	880,000	887,053
3.700%, 08/15/21	440,000	464,513
5.875%, 06/15/17	150,000	176,915
7.000%, 02/15/19	650,000	807,043

		21,736,466

Hotels, Restaurants & Leisure—1.1%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17 (a)	1,135,000	1,238,569

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Hotels, Restaurants & Leisure—(Continued)
CityCenter Holdings, LLC 7.625%, 01/15/16 (a)	$380,000	$400,900
El Pollo Loco, Inc. (144A) 17.000%, 01/01/18 (b)	1,746,551	1,606,827
Harrah’s Operating Co., Inc. 10.750%, 02/01/16	1,570,000	1,240,300
Inn of the Mountain Gods Resort & Casino (144A) 8.750%, 11/30/20	254,000	245,110
MGM Resorts International
9.000%, 03/15/20	1,040,000	1,154,400
10.375%, 05/15/14	575,000	648,312
11.125%, 11/15/17	1,380,000	1,549,050
Mohegan Tribal Gaming Authority (144A) 11.500%, 11/01/17 (a)	870,000	896,100
NCL Corp., Ltd.
9.500%, 11/15/18	1,770,000	1,920,450
11.750%, 11/15/16	400,000	459,000
Station Casinos, Inc. 6.500%, 02/01/14 (c) (f)	175,000	0

		11,359,018

Independent Power Producers & Energy Traders—0.7%
Calpine Construction Finance Co. (144A) 8.000%, 06/01/16	1,050,000	1,134,000
Dynegy-Roseton/Danskammer Pass-Through Trust 7.670%, 11/08/16	500,000	310,000
Edison Mission Energy 7.750%, 06/15/16 (a)	220,000	123,750
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	5,056,588	5,157,720
The AES Corp. 7.750%, 10/15/15	520,000	583,700

		7,309,170

Insurance—0.7%
American International Group, Inc.
5.850%, 01/16/18	390,000	431,154
6.250%, 03/15/87	1,010,000	934,250
6.400%, 12/15/20	1,750,000	1,980,085
8.250%, 08/15/18	820,000	989,893
Berkshire Hathaway, Inc. 3.200%, 02/11/15	850,000	902,520
ING Captial Funding Trust III 4.061%, 12/31/49 (a) (b)	240,000	199,506
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	1,180,000	1,523,690

		6,961,098

IT Services—0.3%
First Data Corp. 9.875%, 09/24/15 (a)	1,000,000	1,012,500

IT Services—(Continued)
First Data Corp. (144A) 7.375%, 06/15/19	$2,210,000	$2,254,200

		3,266,700

Life Sciences Tools & Services—0.0%
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	370,000	397,969

Machinery—0.2%
Dematic S.A. (144A) 8.750%, 05/01/16	1,950,000	2,042,625

Marine—0.2%
CMA CGM S.A. (144A) 8.500%, 04/15/17 (a)	1,500,000	825,000
Navios Maritime Acquisition Corp. 8.625%, 11/01/17	986,000	916,980

		1,741,980

Media—3.0%
CCO Holdings, LLC
6.500%, 04/30/21 (a)	3,550,000	3,780,750
7.000%, 01/15/19	90,000	97,200
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15 (a)	2,120,000	1,611,200
Comcast Cable Communications Holdings, Inc.
8.375%, 03/15/13	50,000	52,702
9.455%, 11/15/22	380,000	553,173
Comcast Cable Communications, LLC 8.875%, 05/01/17	700,000	904,415
Comcast Corp.
5.650%, 06/15/35 (a)	10,000	11,194
5.700%, 05/15/18	1,000,000	1,179,334
5.875%, 02/15/18	190,000	224,671
6.500%, 01/15/15	1,000,000	1,127,983
DISH DBS Corp.
6.625%, 10/01/14	90,000	96,525
6.750%, 06/01/21	1,875,000	2,025,000
7.125%, 02/01/16 (a)	2,345,000	2,573,637
7.750%, 05/31/15	50,000	55,500
7.875%, 09/01/19 (a)	3,985,000	4,592,712
News America, Inc. 6.200%, 12/15/34	20,000	22,754
6.650%, 11/15/37	110,000	128,404
Time Warner Cable, Inc. 4.000%, 09/01/21(a)	1,890,000	1,986,110
4.125%, 02/15/21	10,000	10,614
5.500%, 09/01/41(b)	560,000	609,330
5.875%, 11/15/40	160,000	179,070
6.750%, 06/15/39	550,000	670,327
8.250%, 04/01/19	1,740,000	2,273,654
8.750%, 02/14/19	210,000	279,211
Time Warner, Inc. 6.250%, 03/29/41	100,000	116,277
7.625%, 04/15/31	140,000	180,830

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Media—(Continued)
United Business Media, Ltd. (144A) 5.750%, 11/03/20	$50,000	$51,461
Unitymedia Hessen GmbH & Co. KG (144A) 8.125%, 12/01/17	500,000	537,500
Univision Communications, Inc. (144A) 6.875%, 05/15/19	1,000,000	1,030,000
7.875%, 11/01/20	2,700,000	2,889,000

		29,850,538

Metals & Mining—1.9%
Arch Coal, Inc. 7.000%, 06/15/19 (a)	1,130,000	954,850
Barrick Gold Corp. 3.850%, 04/01/22	460,000	476,249
6.950%, 04/01/19 (a)	680,000	846,028
FMG Resources August 2006 Pty, Ltd. (144A) 6.375%, 02/01/16 (a)	150,000	151,875
Freeport-McMoRan Copper & Gold., Inc. 3.550%, 03/01/22	1,785,000	1,756,222
Midwest Vanadium Pty, Ltd. (144A) 11.500%, 02/15/18 (a)	4,700,000	2,914,000
Novelis, Inc. 8.750%, 12/15/20	270,000	290,925
Steel Dynamics, Inc. 6.750%, 04/01/15	65,000	65,975
7.625%, 03/15/20 (a)	3,210,000	3,434,700
7.750%, 04/15/16 (b)	2,470,000	2,544,100
Teck Resources, Ltd. 10.250%, 05/15/16	293,000	327,061
Vale Overseas, Ltd. 4.375%, 01/11/22	2,617,000	2,664,951
6.875%, 11/21/36	1,770,000	2,053,119
8.250%, 01/17/34	160,000	204,182
Vedanta Resources plc (144A) 8.750%, 01/15/14 (a)	780,000	806,364

		19,490,601

Multi-Utilities—0.0%
Dominion Resources, Inc. 8.875%, 01/15/19	90,000	122,347

Oil, Gas & Consumable Fuels—5.9%
Anadarko Petroleum Corp. 6.375%, 09/15/17	850,000	987,389
Apache Corp. 3.250%, 04/15/22	1,950,000	2,036,213
4.750%, 04/15/43	60,000	66,646
5.100%, 09/01/40	80,000	91,863
Chesapeake Energy Corp. 6.500%, 08/15/17 (a)	450,000	447,750
6.625%, 08/15/20 (a)	174,000	172,260
6.775%, 03/15/19 (a)	2,226,000	2,170,350
6.875%, 08/15/18 (a)	140,000	139,300
9.500%, 02/15/15 (a)	1,020,000	1,099,050

Oil, Gas & Consumable Fuels—(Continued)
Concho Resources, Inc. 5.500%, 10/01/22	$220,000	$217,800
6.500%, 01/15/22	2,800,000	2,912,000
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,015,000	1,392,423
Consol Energy, Inc. 8.250%, 04/01/20	2,230,000	2,341,500
Devon Energy Corp. 3.250%, 05/15/22	450,000	457,824
5.600%, 07/15/41	1,580,000	1,833,216
El Paso Corp. 7.375%, 12/15/12	123,000	125,809
7.800%, 08/01/31	67,000	75,199
El Paso Natural Gas Co. 8.375%, 06/15/32	330,000	426,991
Energy Transfer Partners, L.P. 9.000%, 04/15/19	1,320,000	1,648,648
Enterprise Products Operating, LLC 4.050%, 02/15/22 (a)	1,630,000	1,728,560
5.250%, 01/31/20 (b)	360,000	412,379
5.700%, 02/15/42	1,560,000	1,725,895
5.950%, 02/01/41	200,000	226,172
6.125%, 10/15/39	80,000	90,626
9.750%, 01/31/14	1,820,000	2,053,346
EXCO Resources, Inc. 7.500%, 09/15/18 (a)	1,000,000	865,000
Hess Corp. 7.300%, 08/15/31	950,000	1,188,808
7.875%, 10/01/29	250,000	326,955
8.125%, 02/15/19	110,000	141,590
Kerr-McGee Corp. 6.950%, 07/01/24	620,000	767,385
7.875%, 09/15/31	1,395,000	1,808,849
Kinder Morgan Energy Partners, L.P. 5.850%, 09/15/12	20,000	20,194
6.000%, 02/01/17	1,420,000	1,640,019
Noble Energy, Inc. 4.150%, 12/15/21	1,120,000	1,177,730
8.250%, 03/01/19	560,000	715,907
Occidental Petroleum Corp. 2.700%, 02/15/23 (a)	1,080,000	1,086,793
3.125%, 02/15/22	900,000	938,277
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	192,100
Parker Drilling Co. 9.125%, 04/01/18	2,000,000	2,115,000
Peabody Energy Corp. 6.500%, 09/15/20 (a)	1,990,000	2,014,875
Pemex Project Funding Master Trust 6.625%, 06/15/35	3,035,000	3,611,650
Petroleos Mexicanos 5.500%, 01/21/21	1,120,000	1,265,600
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	226,269
QEP Resources, Inc. 6.875%, 03/01/21	2,130,000	2,364,300

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Quicksilver Resources, Inc. 11.750%, 01/01/16	$1,030,000	$1,002,962
Range Resources Corp. 5.000%, 08/15/22 (a)	1,440,000	1,422,000
8.000%, 05/15/19	2,830,000	3,091,775
Sinopec Group Overseas Development 2012, Ltd. (144A) 2.750%, 05/17/17 (a)	690,000	701,688
Teekay Corp. 8.500%, 01/15/20 (a)	1,560,000	1,583,400
Tennessee Gas Pipeline Co. 7.625%, 04/01/37	60,000	73,761
Valero Energy Corp. 4.750%, 06/15/13	50,000	51,702
Whiting Peteroleum Corp. 7.000%, 02/01/14	75,000	79,500
Williams Cos., Inc. 7.500%, 01/15/31	45,000	54,797
7.750%, 06/15/31 (a)	14,000	17,379
7.875%, 09/01/21	756,000	954,774
8.750%, 03/15/32	435,000	590,305
WPX Energy, Inc. 6.000%, 01/15/22	1,970,000	1,960,150

		58,930,703

Paper & Forest Products—0.5%
Appleton Papers, Inc. 11.250%, 12/15/15	3,000,000	3,202,500
Celulosa Arauco y Constitucion S.A. 4.750%, 01/11/22 (a)	150,000	153,343
Celulosa Arauco y Constitucion S.A. (144A) 4.750%, 01/11/22	540,000	552,032
NewPage Corp. 11.375%, 12/31/14 (a) (c)	1,485,000	957,825
Verso Paper Holdings, LLC 8.750%, 02/01/19	800,000	316,000

		5,181,700

Pharmaceuticals—0.3%
Abbott Laboratories 5.125%, 04/01/19	60,000	71,472
Pfizer, Inc. 6.200%, 03/15/19	690,000	864,811
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	820,000	1,019,952
Wyeth 5.500%, 03/15/13 (b)	50,000	51,776
5.950%, 04/01/37	500,000	656,270

		2,664,281

Professional Services—0.1%
Altegrity, Inc. (144A) 11.750%, 05/01/16	1,440,000	1,267,200

Real Estate Investment Trusts—0.0%
Boston Properties, L.P. 6.250%, 01/15/13	$16,000	$16,427

Real Estate Management & Development—0.2%
Realogy Corp. (144A) 11.000%, 04/15/18	2,000,000	1,640,000

Road & Rail—0.9%
Florida East Coast Railway Corp. 8.125%, 02/01/17	2,000,000	2,090,000
Kansas City Southern de Mexico S.A. de C.V. 6.125%, 06/15/21 (a)	4,390,000	4,829,000
12.500%, 04/01/16 (a)	1,603,000	1,819,405

		8,738,405

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. (144A) 9.250%, 04/15/18	750,000	802,500
National Semiconductor Corp. 6.600%, 06/15/17	160,000	197,789

		1,000,289

Specialty Retail—0.0%
Limited Brands, Inc. 6.950%, 03/01/33 (a)	60,000	58,200

Textiles, Apparel & Luxury Goods—0.1%
Oxford Industries, Inc. 11.375%, 07/15/15	1,360,000	1,439,914

Tobacco—0.9%
Alliance One International, Inc. 10.000%, 07/15/16	3,850,000	3,859,625
Altria Group, Inc. 4.750%, 05/05/21 (a)	1,710,000	1,939,218
8.500%, 11/10/13	840,000	922,807
Philip Morris International, Inc. 2.900%, 11/15/21	1,240,000	1,276,961
4.500%, 03/20/42	760,000	808,237
Reynolds American, Inc. 6.750%, 06/15/17 (a)	575,000	690,328

		9,497,176

Trading Companies & Distributors—0.1%
H&E Equipment Services, Inc. 8.375%, 07/15/16	500,000	515,625

Wireless Telecommunication Services—0.3%
America Movil S.A.B. de C.V. 5.000%, 03/30/20	730,000	829,020
5.625%, 11/15/17	540,000	632,168
Cellco Partnership, Inc. 8.500%, 11/15/18	220,000	301,045

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Par Amount	Value*

Wireless Telecommunication Services—(Continued)
Cricket Communications, Inc. 7.750%, 05/15/16 (a)	$645,000	$684,506
Rogers Communications, Inc. 6.800%, 08/15/18	480,000	591,963

		3,038,702

Yankee—0.2%
BBVA U.S. Senior SAU 3.250%, 05/16/14 (a)	1,710,000	1,645,092
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	275,000

		1,920,092

Total Corporate Bonds & Notes (Identified Cost $450,702,804)		450,588,906

U.S. Treasury & Government Agencies—33.0%

Agency Sponsored Mortgage-Backed—20.5%
Fannie Mae 15 Yr. 2.500%, TBA	5,100,000	5,254,594
Fannie Mae 15 Yr. Pool 6.500%, 09/01/16	16,096	17,280
6.500%, 01/01/17	14,777	15,864
Fannie Mae 20 Yr. Pool 4.500%, 04/01/31	497,168	539,041
4.500%, 05/01/31	1,408,550	1,527,183
4.500%, 06/01/31	496,056	537,836
8.500%, 08/01/19	30,337	34,802
Fannie Mae 30 Yr. 4.000%, TBA	2,900,000	3,086,234
5.500%, TBA	10,500,000	11,453,203
Fannie Mae 30 Yr. Pool 4.000%, 09/01/41	13,261,564	14,140,786
4.000%, 10/01/41	877,923	936,128
4.000%, 11/01/41	1,103,404	1,176,558
4.500%, 10/01/41	6,310,454	6,795,454
5.000%, 01/01/39	54,566	60,212
5.000%, 08/01/39	132,767	146,506
5.000%, 11/01/39	25,128	27,728
5.000%, 12/01/39	71,583	78,991
5.000%, 05/01/40	330,153	364,317
5.000%, 07/01/40	130,887	144,431
5.000%, 11/01/40	3,395,973	3,747,390
5.000%, 01/01/41	79,722	87,805
5.000%, 02/01/41	176,749	195,039
5.000%, 04/01/41	360,447	397,746
5.000%, 05/01/41	7,164,848	7,906,270
5.000%, 06/01/41	561,920	620,068
5.500%, 12/01/16	23,696	25,750
5.500%, 11/01/36	108,976	119,057
6.000%, 03/01/32	16,454	18,528
6.000%, 04/01/32	269,650	303,642
6.500%, 03/01/16	1,915	2,056
6.500%, 12/01/16	18,185	19,523

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 6.500%, 08/01/31	$1,504	$1,722
6.500%, 10/01/31	3,546	4,059
6.500%, 03/01/32	28,334	32,432
6.500%, 11/01/34	13,705	15,614
6.500%, 02/01/36	6,222	7,025
6.500%, 04/01/36	171,336	193,444
6.500%, 11/01/36	165,923	187,332
6.500%, 06/01/37	158,155	179,046
6.500%, 10/01/39	9,638,190	10,881,807
7.000%, 05/01/26	2,107	2,500
7.000%, 07/01/30	321	384
7.000%, 12/01/30	412	492
7.000%, 01/01/31	523	625
7.000%, 07/01/31	2,936	3,489
7.000%, 09/01/31	14,501	17,229
7.000%, 10/01/31	5,671	6,737
7.000%, 11/01/31	4,320	5,132
7.000%, 01/01/32	14,302	16,908
7.000%, 02/01/32	8,108	9,585
7.000%, 04/01/32	74,969	88,628
7.500%, 12/01/29	1,211	1,321
7.500%, 02/01/30	880	952
7.500%, 06/01/30	1,166	1,235
7.500%, 08/01/30	104	107
7.500%, 09/01/30	2,006	2,446
7.500%, 11/01/30	12,017	13,040
7.500%, 02/01/31	6,869	7,327
7.500%, 07/01/31	32,199	35,513
8.000%, 08/01/27	2,557	3,069
8.000%, 07/01/30	1,814	2,244
8.000%, 09/01/30	886	1,005
8.000%, 01/01/31	79,838	98,952
Fannie Mae REMICS Zero Coupon, 03/25/42	400,000	380,756
0.679%, 05/25/34 (b)	587,467	587,459
6.273%, 12/25/40 (b) (d)	5,247,707	830,052
6.285%, 01/25/41 (b) (d)	5,154,050	844,478
6.305%, 10/25/41 (b) (d)	6,261,301	1,177,458
6.313%, 10/25/40 (b) (d)	2,133,303	310,904
6.355%, 04/25/42 (b) (d)	3,692,669	689,821
6.400%, 03/25/42 (b) (d)	2,300,000	506,719
6.482%, 07/25/41 (b) (d)	1,889,915	293,981
9.750%, 11/25/18	1,086,886	1,265,124
9.750%, 08/25/19	368,792	424,798
10.400%, 04/25/19	588	641
FHLMC Multifamily Structured Pass-Through Certificates 1.222%, 01/25/20 (b) (d)	215,289	13,174
1.405%, 04/25/20 (b) (d)	518,496	35,841
1.416%, 06/25/46 (b) (d)	14,493,536	1,184,394
1.449%, 04/25/21 (b) (d)	4,700,977	397,872
1.608%, 12/25/21 (b) (d)	2,335,132	233,011
1.678%, 08/25/20 (b) (d)	304,911	25,864
1.727%, 02/25/18 (b) (d)	15,577,972	1,131,210
1.741%, 10/25/21 (b) (d)	6,464,677	707,501

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
FHLMC Multifamily Structured Pass-Through Certificates 1.836%, 06/25/20 (b) (d)	$767,452	$73,982
1.846%, 07/25/21 (b) (d)	4,412,070	500,126
2.094%, 05/25/18 (b) (d)	6,669,831	682,097
Freddie Mac 15 Yr. 2.500%, TBA	11,100,000	11,408,719
3.000%, TBA	19,200,000	20,073,001
Freddie Mac 15 Yr. Gold Pool 7.000%, 02/01/15	4,289	4,581
7.000%, 05/01/16	16,590	17,894
Freddie Mac 30 Yr. 3.500%, TBA	10,700,000	11,224,969
4.000%, TBA	200,000	212,219
5.500%, TBA	100,000	108,672
Freddie Mac 30 Yr. Gold Pool 5.000%, 12/01/34	50,631	54,727
5.000%, 11/01/36	374,513	403,699
5.000%, 11/01/41	2,608,596	2,830,229
5.500%, 11/01/35	71,539	78,224
5.500%, 11/01/37	50,929	55,513
5.500%, 01/01/38	88,613	96,423
5.500%, 04/01/38	171,859	187,006
6.000%, 12/01/36	6,707	7,372
6.000%, 02/01/37	265,605	291,883
6.000%, 06/01/38	1,045,902	1,149,970
6.000%, 11/01/39	12,851,379	14,140,486
6.500%, 09/01/31	82,320	93,771
Freddie Mac ARM Non-Gold Pool
2.182%, 05/01/37 (b)	94,640	99,583
2.312%, 04/01/37 (b)	77,731	82,545
2.320%, 02/01/37 (b)	37,105	38,827
2.331%, 03/01/37 (b)	137,141	145,798
2.840%, 02/01/36 (b)	122,101	130,539
2.870%, 05/01/37 (b)	98,215	104,969
5.497%, 01/01/38 (b)	73,991	79,459
Freddie Mac REMICS
0.592%, 04/15/33 (b)	371,418	371,461
11.565%, 06/15/21 (b) (d)	27	686
Ginnie Mae
0.569%, 10/20/60 (b)	3,659,873	3,619,421
0.689%, 02/20/61 (b)	336,009	334,393
0.739%, 01/20/61 (b)	160,012	159,688
0.739%, 03/20/61 (b)	96,215	96,011
1.241%, 05/20/60 (b)	2,025,630	2,063,831
1.405%, 11/20/59 (b)	6,468,917	6,633,958
5.757%, 03/16/41 (b) (d)	228,109	31,107
6.256%, 03/20/39 (b) (d)	816,899	118,411
6.306%, 11/20/38 (b) (d)	4,597,928	676,352
6.386%, 11/20/38 (b) (d)	552,683	74,243
6.406%, 01/20/40 (b) (d)	3,117,004	478,992
6.457%, 12/16/36 (b) (d)	1,575,281	230,336
Ginnie Mae 30 Yr.
4.000%, TBA	3,500,000	3,817,734
4.500%, TBA	9,100,000	10,002,890
5.000%, TBA	8,400,000	9,276,750

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae 30 Yr.
5.500%, TBA	$400,000	$443,937
6.000%, TBA	2,100,000	2,354,176
Ginnie Mae I 30 Yr. Pool
4.000%, 01/15/41	97,872	107,069
5.000%, 01/15/40	478,317	529,686
5.500%, 04/20/41	75,405	83,747
6.000%, 07/15/38	75,811	85,198
6.500%, 09/15/28	2,545	2,974
6.500%, 10/15/28	1,709	1,997
6.500%, 01/15/29	22,270	25,987
6.500%, 02/15/29	43,741	51,042
6.500%, 06/15/29	11,747	13,726
6.500%, 10/15/30	7,276	8,491
6.500%, 02/15/31	3,445	4,003
7.000%, 06/15/28	27,311	32,703
7.000%, 07/15/29	1,861	2,237
Ginnie Mae II 30 Yr. Pool
4.500%, 01/20/40	77,613	85,510
4.500%, 05/20/40	80,820	89,301
4.500%, 07/20/40	4,610,220	5,094,022
4.500%, 03/20/41	81,997	90,320
5.000%, 07/20/40	2,651,602	2,934,773
5.000%, 08/20/40	1,318,171	1,460,485
5.000%, 09/20/40	145,053	160,714
5.000%, 11/20/40	70,064	77,629
5.500%, 08/20/37	276,736	307,348
5.500%, 12/20/40	66,045	73,599
5.500%, 01/20/41	129,194	143,646
6.000%, 10/20/38	41,456	46,495
6.000%, 09/20/39	870,791	976,642
6.000%, 08/20/40	63,210	71,061
6.000%, 09/20/40	57,344	64,637
6.000%, 11/20/40	902,866	1,017,694
6.000%, 09/20/41	187,702	211,017
6.000%, 11/20/41	578,752	649,103
6.500%, 10/20/37	43,529	49,828
Ginnie Mae II ARM Pool
1.640%, 01/20/60 (b)	1,075,279	1,104,279
1.996%, 05/20/60 (b)	926,586	960,767

		204,421,871

Federal Agencies—4.0%
Farmer Mac Guaranteed Notes Trust 2007-1 (144A) 5.125%, 04/19/17	4,100,000	4,823,006
Federal Home Loan Bank
0.180%, 12/27/12	9,000,000	8,998,830
0.375%, 02/24/14	2,450,000	2,450,598
3.625%, 10/18/13	640,000	667,194
5.500%, 07/15/36 (a)	1,990,000	2,684,259
Federal Home Loan Mortgage Corp.
0.400%, 07/26/13 (b)	1,470,000	1,470,026
5.125%, 07/15/12	9,000,000	9,016,488

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association
0.010%, 10/09/19	$1,670,000	$1,353,654
6.250%, 05/15/29	1,890,000	2,721,672
7.000%, 11/01/31	58,240	69,196
Tennessee Valley Authority
3.875%, 02/15/21	150,000	173,299
4.625%, 09/15/60	1,260,000	1,528,676
5.250%, 09/15/39	750,000	977,896
5.980%, 04/01/36	2,490,000	3,481,466

		40,416,260

U.S. Treasury—8.5%
U.S. Treasury Bonds
3.125%, 11/15/41	40,000	43,000
3.125%, 02/15/42	17,010,000	18,269,795
4.375%, 05/15/40	3,180,000	4,237,846
4.375%, 05/15/41 (a)	1,360,000	1,816,450
4.750%, 02/15/41	21,510,000	30,382,875
U.S. Treasury Notes
0.125%, 08/31/13 (a)	30,000	29,950
0.250%, 01/15/15 (a)	520,000	518,497
0.500%, 05/31/13	80,000	80,184
0.625%, 05/31/17 (a)	770,000	766,451
1.000%, 05/15/14	120,000	121,481
1.000%, 08/31/16	4,510,000	4,580,820
1.125%, 05/31/19 (a)	180,000	180,281
1.250%, 04/30/19 (a)	9,990,000	10,100,829
1.375%, 02/15/13	3,800,000	3,827,907
1.500%, 06/30/16	2,080,000	2,154,751
1.875%, 02/28/14	1,670,000	1,712,859
2.000%, 11/15/21 (a)	5,780,000	5,992,687

		84,816,663

Total U.S. Treasury & Government Agencies (Identified Cost $313,081,228)		329,654,794

Mortgage-Backed Securities—6.9%

Collateralized-Mortgage Obligation—6.0%
American Home Mortgage Investment Trust
0.433%, 06/25/45 (b)	1,131,203	854,060
0.761%, 11/25/45 (b)	988,458	623,308
Banc of America Funding Corp. 0.414%, 05/20/36 (b)	808,793	655,363
Banc of America Mortgage Securities, Inc.
2.762%, 09/25/35 (b)	342,149	275,147
5.245%, 12/25/34 (b)	29,179	26,994
Bear Stearns Adjustable Rate Mortgage Trust 3.189%, 10/25/35 (b)	2,699,996	2,146,764
Bear Stearns Asset Backed Securities Trust 0.475%, 04/25/36 (b)	1,696,326	861,387
Citigroup Mortgage Loan Trust, Inc. 3.025%, 12/25/35 (b)	3,492,133	1,766,674
Countrywide Alternative Loan Trust
0.470%, 07/20/35 (b)	199,579	116,674

Collateralized-Mortgage Obligation—(Continued)
Countrywide Alternative Loan Trust
0.516%, 01/25/36 (b)	$488,143	$328,702
5.500%, 10/25/33	23,335	24,529
Countrywide Home Loan Mortgage Pass-Through Trust
2.553%, 11/25/34 (b)	222,830	123,782
Countrywide Home Loan Mortgage Pass-Through Trust (144A)
0.626%, 03/25/35 (b)	390,498	305,908
0.729%, 11/25/34 (b)	206,676	163,451
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
2.045%, 08/25/35 (b)	96,577	57,009
Downey Savings & Loan Association Mortgage Loan Trust
0.453%, 03/19/45 (b)	336,951	222,017
1.067%, 03/19/46 (b)	213,509	95,438
Greenpoint Mortgage Funding Trust 0.462%, 06/25/45 (b)	2,808,307	1,819,218
GSR Mortgage Loan Trust 3.066%, 10/25/35 (b)	811,098	570,039
Harborview Mortgage Loan Trust
0.463%, 07/19/47 (b)	4,729,271	3,021,063
0.493%, 01/19/36 (b)	1,681,432	892,839
0.593%, 01/19/35 (b)	386,788	243,019
0.643%, 11/19/34 (b)	419,826	262,663
5.250%, 11/25/47 (b)	3,181,557	2,130,689
Impac Secured Assets CMN Owner Trust
2.743%, 08/25/36 (b)	311,428	298,051
5.400%, 03/25/36 (b)	1,624,909	801,730
IndyMac INDA Mortgage Loan Trust 5.560%, 11/25/37 (b)	1,837,602	1,452,023
IndyMac Index Mortgage Loan Trust
0.456%, 05/25/46 (b)	398,638	248,112
2.671%, 03/25/35 (b)	1,021,095	728,347
4.831%, 08/25/37 (b)	3,484,971	2,407,066
5.178%, 01/25/35 (b)	864,028	500,439
JPMorgan Mortgage Trust 6.500%, 01/25/36	194,346	182,931
Luminent Mortgage Trust 5.270%, 05/25/46 (b)	2,028,621	1,065,231
MASTR Adjustable Rate Mortgages Trust (144A) 2.838%, 11/25/35 (b)	114,402	62,366
MASTR Seasoned Securitization Trust 3.799%, 10/25/32 (b)	408,038	370,866
Merit Securities Corp. (144A) 1.711%, 09/28/32 (b)	181,150	177,780
Merrill Lynch Mortgage Investors, Inc. 4.965%, 05/25/34 (b)	355,777	355,527
Morgan Stanley Mortgage Loan Trust
2.880%, 03/25/36 (b)	280,973	156,671
2.919%, 01/25/35 (b)	1,418,672	1,102,532
Novastar Mortgage-Backed Notes 5.510%, 09/25/46 (b)	1,880,639	1,216,911

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Opteum Mortgage Acceptance Corp. 0.812%, 02/25/35 (b)	$5,000,000	$2,925,545
Prime Mortgage Trust (144A) 6.000%, 05/25/35	4,385,254	3,976,323
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	1,361,516	1,320,012
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	5,284,874	4,624,767
RBSGC Mortgage Pass-Through Certificates 0.695%, 01/25/37 (b)	2,167,143	987,987
Residential Accredit Loans, Inc. 0.425%, 12/25/36 (b)	4,174,762	2,114,930
Sequoia Mortgage Trust 1.411%, 06/20/33 (b)	152,741	131,510
Structured Adjustable Rate Mortgage Loan Trust
0.565%, 10/25/35 (b)	168,843	101,914
2.698%, 01/25/35 (b)	1,283,626	1,076,581
5.184%, 09/25/35 (b)	1,902,886	1,400,834
Structured Asset Mortgage Investments, Inc.
0.455%, 05/25/46 (b)	369,167	167,787
2.683%, 08/25/35 (b)	167,782	136,374
Voyager DWNYS Delaware Trust (144A) 1.724%, 03/20/47 (b) (d)	65,579	3,674
WaMu Mortgage Pass-Through Certificates
0.510%, 12/25/45 (b)	238,479	188,351
0.957%, 07/25/47 (b)	397,465	116,815
2.390%, 07/25/47 (b)	4,536,644	2,758,729
2.457%, 09/25/36 (b)	2,095,822	1,515,279
2.475%, 10/25/34 (b)	1,938,106	1,875,891
2.506%, 09/25/36 (b)	1,045,334	731,837
5.108%, 10/25/45 (b)	1,349,760	1,080,615
5.153%, 11/25/45 (b)	2,355,906	1,701,666
5.530%, 12/25/45 (b)	1,206,970	953,870
5.614%, 07/25/45 (b)	42,474	34,463
Wells Fargo Mortgage-Backed Securities Trust
2.661%, 10/25/35 (b)	238,653	223,976
2.676%, 04/25/36 (b)	304,293	231,597
2.695%, 06/25/35 (b)	204,118	197,362

		59,292,009

Commercial Mortgage-Backed Securities—0.9%
Americold LLC Trust (144A) 4.954%, 01/14/29	600,000	677,077
Banc of America Merrill Lynch Commercial Mortgage, Inc.
4.727%, 07/10/43	175,000	181,935
5.372%, 09/10/45 (b)	400,000	444,472
5.421%, 09/10/45 (b)	359,000	387,701
Credit Suisse Mortgage Capital Certificates 5.593%, 02/15/39 (b)	1,260,000	1,408,158
DBUBS Mortgage Trust (144A) 1.651%, 08/10/44 (b)	3,766,444	199,075

Commercial Mortgage-Backed Securities—(Continued)
First Union National Bank Commercial Mortgage 1.578%, 05/17/32 (b) (d)	$1,612,679	$47,524
GE Capital Commercial Mortgage Corp. 5.543%, 12/10/49	750,000	820,049
Greenwich Capital Commercial Funding Corp. 6.071%, 07/10/38 (b)	1,460,000	1,610,800
GS Mortgage Securities Corp. II (144A) 1.936%, 08/10/44 (b)	1,407,704	126,443
JPMorgan Chase Commercial Mortgage Securities Corp.
5.336%, 05/15/47	280,000	309,777
5.440%, 05/15/45	312,000	334,906
6.009%, 06/15/49 (b)	200,000	213,136
Merrill Lynch Mortgage Trust 5.848%, 05/12/39 (b)	1,103,000	1,252,549
Merrill Lynch/Countrywide Commercial Mortgage Trust 6.163%, 08/12/49 (b)	235,000	258,379
Morgan Stanley Capital I 5.894%, 10/15/42 (b)	660,000	743,159
WF-RBS Commercial Mortgage Trust (144A) 1.346%, 02/15/44 (b)	4,561,565	239,902

		9,255,042

Total Mortgage-Backed Securities (Identified Cost $81,623,726)		68,547,051

Foreign Government—4.9%

Sovereign—4.9%
Brazil Notas do Tesouro Nacional (Series F) 10.000%, 01/01/17 (BRL)	17,863,000	9,110,157
Japan Bank for International Cooperation 2.875%, 02/02/15 (a)	1,580,000	1,662,121
Japan Finance Organization for Municipalities 4.000%, 01/13/21 (a)	1,900,000	2,171,421
Malaysia Government Bond
3.835%, 08/12/15 (MYR)	6,480,000	2,086,540
4.262%, 09/15/16 (MYR)	1,835,000	603,120
Mexican Bonos
6.500%, 06/09/22 (MXN)	167,790,000	13,590,679
8.000%, 06/11/20 (MXN)	137,954,000	12,212,885
Mexico Government International Bond
5.625%, 01/15/17	1,430,000	1,664,162
5.875%, 01/15/14	230,000	245,640
6.750%, 09/27/34	3,390,000	4,627,350
Russian Federation 11.000%, 07/24/18	595,000	833,000

Total Foreign Government (Identified Cost $48,430,126)		48,807,075

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Asset-Backed Securities—3.2%

Security Description	Par Amount	Value*

Asset Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP, LLC (144A)
2.795%, 05/20/18 (b)	$675,000	$696,077
3.150%, 03/20/17	230,000	241,372
4.640%, 05/20/16	500,000	540,569
Hertz Vehicle Financing, LLC (144A) 5.290%, 03/25/16	1,180,000	1,295,286

		2,773,304

Asset Backed - Home Equity—0.2%
Accredited Mortgage Loan Trust 0.486%, 09/25/35 (b)	80,770	76,748
ACE Securities Corp. 0.580%, 01/25/36 (b)	640,576	88,359
Asset Backed Securities Corp. 3.092%, 04/15/33 (b)	38,222	29,836
Bear Stearns Asset Backed Securities Trust 5.329%, 01/25/34 (b)	30,520	23,334
EMC Mortgage Loan Trust (144A)
5.770%, 05/25/43 (b)	1,336,576	1,040,862
6.020%, 01/25/41 (b)	351,777	274,878
IndyMac Seconds Asset Backed Trust 0.376%, 06/25/36 (b)	2,465,715	446,798
Morgan Stanley Mortgage Loan Trust 5.231%, 03/25/36 (b)	1,148,536	246,217
Structured Asset Securities Corp. 0.525%, 04/25/35 (b)	75,857	67,332
Structured Asset Securities Corp. (144A) 0.355%, 02/25/36 (b)	1,455,950	123,658

		2,418,022

Asset Backed - Other—1.7%
ACE Securities Corp. 4.919%, 02/25/31 (b)	527,658	435,395
Amortizing Residential Collateral Trust 0.745%, 10/25/34 (b)	1,186,782	1,034,926
2.013%, 08/25/32 (b)	92,596	41,063
Bear Stearns Asset Backed Securities Trust 6.000%, 10/25/36	3,255,943	2,307,340
Conseco Financial Corp. 7.070%, 01/15/29	14,115	15,193
Countrywide Asset Backed Certificates 1.495%, 06/25/34 (b)	401,581	131,252
Countrywide Home Equity Loan Trust 0.382%, 07/15/36 (b)	1,013,072	632,238
Countrywide Home Equity Loan Trust (144A) 0.542%, 12/15/33 (b)	451,060	305,286
First Horizon Asset Backed Trust 0.406%, 10/25/34 (b)	180,055	116,264
Greenpoint Manufactured Housing 2.985%, 03/18/29 (b)	700,000	552,654
3.641%, 06/19/29 (b)	375,000	299,724
3.739%, 02/20/32 (b)	500,000	379,904
3.739%, 03/13/32 (b)	725,000	582,334
3.754%, 02/20/30 (b)	350,000	270,177

Asset Backed - Other—(Continued)
GSAMP Trust 0.346%, 01/25/36 (b)	$112,324	$11,584
0.944%, 06/25/34 (b)	670,000	457,311
4.879%, 05/25/36 (b)	771,547	75,626
GSRPM Mortgage Loan Trust (144A) 0.513%, 03/25/35 (b)	1,354,235	1,107,687
Indymac Residential Asset Backed Trust 0.410%, 04/25/36 (b)	324,489	120,400
Lehman XS Trust 0.456%, 09/25/46 (b)	555,785	253,494
Long Beach Mortgage Loan Trust 0.764%, 01/21/31 (b)	25,587	16,771
Mid-State Trust 7.340%, 07/01/35	380,030	394,999
Origen Manufactured Housing 3.739%, 04/15/37 (b)	2,983,788	1,654,317
3.739%, 10/15/37 (b)	3,025,000	2,025,208
RAAC Series (144A) 0.496%, 02/25/37 (b)	1,056,240	912,331
SACO I, Inc. 0.517%, 06/25/36 (b)	776,320	399,080
0.586%, 03/25/36 (b)	229,694	111,485
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (c) (f)	35,690	0
7.750%, 04/27/33 (c) (f)	10,486	0
Structured Asset Securities Corp. 0.524%, 02/25/35 (b)	1,966,541	1,836,889

		16,480,932

Asset Backed - Student Loan—1.0%
Education Funding Capital Trust I 1.740%, 12/15/42 (b)	650,000	621,393
1.741%, 12/15/42 (b)	100,000	94,286
Keycorp Student Loan Trust 0.726%, 10/25/32 (b)	1,239,397	1,142,529
Nelnet Student Loan Trust 0.938%, 03/22/32 (b)	6,650,000	5,371,227
Northstar Education Finance, Inc. 1.163%, 10/30/45 (b)	100,000	59,075
Pennsylvania Higher Education Assistance Agency 1.745%, 07/25/42 (b)	1,500,000	1,378,353
SLM Student Loan Trust (144A) 0.758%, 12/15/25 (b)	750,000	719,110
1.218%, 03/15/33 (b)	459,148	444,363

		9,830,336

Total Asset-Backed Securities (Identified Cost $39,509,347)		31,502,594

Municipal Bonds & Notes—1.4%

Collateralized-Mortgage Obligation—0.2%
Virginia Housing Development Authority 6.000%, 06/25/34	1,891,960	2,027,424

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Municipal Bonds & Notes—(Continued)

Security Description	Shares/Par Amount	Value*

Municipal Agency—1.2%
Los Angeles Department of Water & Power 6.574%, 07/01/45	$500,000	$720,250
Municipal Electric Authority of Georgia 6.637%, 04/01/57	510,000	591,702
6.655%, 04/01/57	280,000	320,925
Pennsylvania Higher Education Assistance Agency 0.229%, 05/01/46 (b)	1,900,000	1,758,011
0.240%, 05/01/46 (b)	500,000	462,591
0.290%, 05/01/46 (b)	3,400,000	3,145,796
Santa Clara Valley Transportation Authority 5.876%, 04/01/32	880,000	1,080,930
State of California 7.300%, 10/01/39	790,000	980,730
State of Illinois 5.665%, 03/01/18	50,000	55,477
5.877%, 03/01/19	560,000	620,984
Student Loan Funding Corp. 0.315%, 09/01/47 (b)	2,250,000	2,073,292

		11,810,688

Total Municipal Bonds & Notes (Identified Cost $12,872,479)		13,838,112

Term Loans—0.6%

Hotels, Restaurants & Leisure—0.0%
El Pollo Loco, Inc. 9.250%, 07/14/17 (b)	326,700	326,427

IT Services—0.2%
First Data Corp. 4.246%, 03/24/18	1,047,353	963,633
2.995%, 09/24/14 (b)	1,270,273	1,226,150

		2,189,783

Oil, Gas & Consumable Fuels—0.4%
Chesapeake Energy Corp. 8.500%, 12/02/17	3,570,000	3,545,064

Total Term Loans (Identified Cost $6,042,676)		6,061,274

Preferred Stock—0.5%

Diversified Financial Services—0.5%
Citigroup Capital XIII	122,350	3,338,931
GMAC Capital Trust I	85,000	2,044,250

Total Preferred Stock (Identified Cost $5,668,386)		5,383,181

Common Stock—0.3%
Security Description	Shares/Par Amount	Value*

Chemicals—0.1%
Georgia Gulf Corp. (a) (e)	$38,928	$999,282

Marine—0.1%
DeepOcean Group Holding AS (e)	44,743	715,888

Media—0.1%
Charter Communications, Inc. (e)	15,892	1,126,266

Total Common Stock (Identified Cost $2,541,264)		2,841,436

Options Purchased—0.3%

Call Options—0.1%
Markit iTraxx Europe Senior Financials Index, Exercise Rate 2.30%, Expires 09/19/12 (Counterparty-Banc of America Securities LLC) (EUR)	754,000	643,247
Markit iTraxx Europe Senior Financials Index, Exercise Rate 2.30%, Expires 09/19/12 (Counterparty-JPMorgan Securities, Inc.) (EUR)	580,000	494,806

		1,138,053

Put Options—0.2%
Markit CDX North America Investment Grade Index Series 18, Exercise Rate 1.05%, Expires 07/18/12 (Counterparty-JPMorgan Securities, Inc.)	250,000,000	1,250,640
USD Currency, Strike Price EUR 0.667, Expires 05/10/13 (Counterparty-JPMorgan Securities)	100,000	20,169
USD Currency, Strike Price EUR 0.769, Expires 05/10/13 (Counterparty-JPMorgan Securities)	100,000	77,949

		1,348,758

Total Options Purchased (Identified Cost $1,977,393)		2,486,811

Convertible Preferred Stock—0.0%

Diversified Financial Services—0.0%
Citigroup Capital XII (a)	2,025	50,747

Total Convertible Preferred Stock (Identified Cost $53,561)		50,747

Warrants—0.0%

Energy Equipment & Services—0.0%
SemGroup Corp., expires 11/30/14, strike $25.00 (e) (f)	3,141	28,426

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Warrants—(Continued)

Security Description	Shares/Par Amount	Value*

Yankee—0.0%
Republic of Venezuela (Oil-Linked Payment Obligation), expires 04/15/20 (e)	4,550	$134,225

Total Warrants (Identified Cost $24,795)		162,651

Short Term Investments—22.4%

Discount Notes—1.1%
Federal Home Loan Mortgage Corp. 0.010%, 08/21/12 (a)	$10,990,000	10,988,443

Mutual Funds—11.4%
State Street Navigator Securities Lending Prime Portfolio (g)	113,882,259	113,882,259

Repurchase Agreement—9.9%
Barclays Capital Repurchase Agreement dated 06/29/12 at 0.070% to be repurchased at $31,002,181 on 07/02/12, collateralized by $23,231,000 U.S. Treasury Bond at 4.500% due 05/15/38 with a value of $31,623,199.	$31,002,000	31,002,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/12 at 0.010% to be repurchased at $1,687,001 on 07/02/12, collateralized by $1,590,000 U.S. Treasury Bond at 3.125% due 02/15/42 with a value of $1,725,443.	1,687,000	1,687,000
Royal Bank of Scotland Repurchase Agreement dated 06/29/12 at 0.150% to be repurchased at $66,398,830 on 07/02/12, collateralized by $59,630,000 Federal Home Loan Mortgage Corp. at 4.375% due 07/17/15 with a value of $67,754,588.	66,398,000	66,398,000

		99,087,000

Total Short Term Investments (Identified Cost $223,957,702)		223,957,702

Total Investments—118.7% (Identified Cost $1,186,485,487) (h)		1,183,882,334
Liabilities in excess of other assets		(186,112,358)

Net Assets—100.0%		$997,769,976

(a)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $117,886,138 and the collateral received consisted of cash in the amount of $113,882,259 and non-cash collateral with a value of $8,046,913. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2012.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(e)	Non-Income Producing.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2012, the market value of restricted securities was $1,727,276, which is 0.2% of net assets. See details below.
(g)	Represents investment of cash collateral received from securities lending transactions.
(h)	As of June 30, 2012, the aggregate cost of investments for federal income tax purposes was $1,186,485,487. The aggregate unrealized appreciation and depreciation of investments was $46,719,970 and $(49,323,123), respectively, resulting in net unrealized depreciation of $(2,603,153) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, the market value of 144A securities was $105,866,475, which is 10.6% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(REMIC)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Restricted Securities

Security Description	Acquisition Date	Par Amount	Cost	Value
Kaupthing Bank Hf (5.750%, 10/04/11)	9/28/2006	$350,000	$350,000	$89,250
Kaupthing Bank Hf (7.625%, 02/28/15)	2/25/2008	5,920,000	5,086,693	1,509,600
Landsbanki Islands Hf (6.100%, 08/25/11)	8/22/2006	2,000,000	1,999,753	100,000
Sail Net Interest Margin Notes (5.500%, 03/27/34)	12/17/2004	35,690	35,908	—
Sail Net Interest Margin Notes (7.750%, 04/27/33)	5/22/2003	10,486	779	—
SemGroup Corp. Warrants (11/30/14, strike $25.00)	12/7/2009	3,141	635	28,426
Station Casinos, Inc. (6.500%, 02/01/14)	2/14/2006	175,000	125,005	—

Forward Contracts

Forward Foreign Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
Australian Dollar (bought)	Citibank N.A.	8/16/2012	4,476,886	$4,463,822	$4,563,194	$99,372
Australian Dollar (sold)	Goldman Sachs Capital	7/25/2012	4,476,886	4,502,928	4,572,551	(69,623)
Australian Dollar (sold)	Citibank N.A.	8/16/2012	4,233,395	4,279,733	4,315,009	(35,276)
Australian Dollar (sold)	Citibank N.A.	8/16/2012	12,030,760	12,077,198	12,262,696	(185,498)
Brazilian Real (bought)	JPMorgan Chase Bank N.A.	8/15/2012	10,782,820	5,304,388	5,323,043	18,655
Brazilian Real (bought)	JPMorgan Chase Bank N.A.	8/15/2012	15,968,140	8,008,094	7,882,095	(125,999)
Brazilian Real (sold)	JPMorgan Chase Bank N.A.	7/16/2012	18,388,032	8,971,960	9,129,564	(157,604)
Brazilian Real (sold)	JPMorgan Chase Bank N.A.	8/15/2012	26,751,960	12,980,087	13,205,137	(225,050)
Canadian Dollar (bought)	Citibank N.A.	8/16/2012	5,399,970	5,245,194	5,298,833	53,639
Canadian Dollar (sold)	Goldman Sachs Capital	7/25/2012	5,400,000	5,260,697	5,301,448	(40,751)
Canadian Dollar (sold)	Citibank N.A.	8/16/2012	539,970	5,280,436	5,298,833	(18,397)
Chilean Peso (bought)	JPMorgan Chase Bank N.A.	7/17/2012	2,515,338,084	4,956,331	5,014,504	58,173
Euro (sold)	Citibank N.A.	8/16/2012	6,303,000	8,175,697	7,979,496	196,201
Euro (sold)	Citibank N.A.	8/16/2012	13,862,004	18,026,427	17,549,073	477,354
Euro (sold)	JPMorgan Chase Bank N.A.	8/16/2012	6,338,000	8,225,013	8,023,806	201,207
Euro (sold)	UBS AG	8/16/2012	5,003,199	6,572,638	6,333,970	238,668
Malaysian Ringgit (bought)	Citibank N.A.	8/8/2012	22,000,000	6,951,027	6,911,403	(39,624)
Singapore Dollar (bought)	Citibank N.A.	8/16/2012	10,799,000	8,663,180	8,525,035	(138,145)
South African Rand (bought)	Citibank N.A.	8/16/2012	41,280,000	4,959,988	5,016,620	56,632
Swedish Krona (bought)	Citibank N.A.	8/16/2012	35,670,000	5,006,316	5,148,183	141,867

Net Unrealized Appreciation						$505,801

Futures Contracts

Futures Contracts—Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	9/19/2012	1,160	$153,780,645	$154,715,000	$934,355
U.S. Treasury Ultra Long Bond Futures	Chicago Board of Trade	9/19/2012	317	52,297,976	52,889,469	591,493

Futures Contracts—Short
U.S. Treasury Note 2 Year Futures	Chicago Board of Trade	9/28/2012	(130)	(28,629,827)	(28,624,375)	5,452
U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	9/28/2012	(669)	(82,780,045)	(82,935,094)	(155,049)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	9/19/2012	(956)	(140,759,714)	(141,458,125)	(698,411)

Net Unrealized Appreciation						$677,840

Options Written

Put Options Written	Counterparty	Expiration Date	Notional Amount	Premiums Received	Valuation as of June 30, 2012	Unrealized Appreciation
USD Currency, Strike Price EUR 0.689	JPMorgan Securities, Inc.	5/10/2013	(10,000,000)	$(101,265)	$(39,988)	$61,277

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Credit Default Swaptions Written

Call Swaptions Written	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Valuation as of June 30, 2012	Unrealized Appreciation
Markit CDX North America Investment Grade Series 18	JPMorgan Securities, Inc.	Buy	0.90%	7/18/2012	(250,000,000)	$(275,000)	$(21,308)	$253,692

Put Swaptions Written
Markit CDX North America Investment Grade Series 18	JPMorgan Securities, Inc.	Sell	1.30%	7/18/2012	(125,000,000)	(187,500)	(58,582)	128,918

Total Options Written						$(563,765)	$(119,878)	$443,887

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements. The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$450,588,906	$—	$450,588,906
Total U.S. Treasury & Government Agencies*	—	329,654,794	—	329,654,794
Total Mortgage-Backed Securities*	—	68,547,051	—	68,547,051
Total Foreign Government*	—	48,807,075	—	48,807,075
Total Asset-Backed Securities*	—	31,502,594	—	31,502,594
Total Municipal Bonds & Notes*	—	13,838,112	—	13,838,112
Common Stock
Chemicals	999,282	—	—	999,282
Marine	—	715,888	—	715,888
Media	1,126,266	—	—	1,126,266
Total Common Stock	2,125,548	715,888	—	2,841,436
Total Term Loans*	—	6,061,274	—	6,061,274
Total Convertible Preferred Stock*	50,747	—	—	50,747
Total Preferred Stock*	5,383,181	—	—	5,383,181
Total Warrants*	—	162,651	—	162,651
Total Options Purchased*	—	2,486,811	—	2,486,811
Short Term Investments
Discount Notes	—	10,988,443	—	10,988,443
Mutual Funds	113,882,259	—	—	113,882,259
Repurchase Agreement	—	99,087,000	—	99,087,000
Total Short Term Investments	113,882,259	110,075,443	—	223,957,702
Total Investments	$121,441,735	$1,062,440,599	$—	$1,183,882,334

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$1,541,768	$—	$1,541,768
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,035,967)	—	(1,035,967)
Total Forward Contracts (Net Unrealized Appreciation)	—	505,801	—	505,801
Futures Contracts**
Futures Contracts (Unrealized Appreciation)	1,531,300	—	—	1,531,300
Futures Contracts (Unrealized Depreciation)	(853,460)	—	—	(853,460)
Total Futures Contracts (Net Unrealized Appreciation)	677,840	—	—	677,840
Options Written
Call Options Written	—	(21,308)	—	(21,308)
Put Options Written	—	(98,570)	—	(98,570)
Total Options Written	—	(119,878)	—	(119,878)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and forward contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$1,183,882,334
Cash		444,814
Cash denominated in foreign currencies (c)		2,884,774
Cash collateral for futures contracts		2,003,564
Unrealized appreciation on open forward foreign currency contracts		1,541,768
Receivable for:
Securities sold		288,921
Fund shares sold		452,576
Principal paydowns		16,704
Interest and dividends		11,359,619
Futures variation margin		393,181
Miscellaneous assets		97,254

Total Assets		1,203,365,509
Liabilities
Unrealized depreciation on open forward foreign currency contracts	$1,035,967
Payable for:
Securities purchased	88,651,941
Fund shares redeemed	1,192,106
Collateral for securities loaned	113,882,259
Options written, at fair value (d)	119,878
Accrued expenses:
Management fees	455,966
Distribution and service fees	65,316
Deferred trustees’ fees	35,269
Other expenses	156,831

Total Liabilities		205,595,533

Net Assets		$997,769,976

Net assets consists of:
Paid in surplus		$1,008,905,939
Undistributed net investment income		14,884,897
Accumulated net realized losses		(25,195,978)
Unrealized depreciation on investments and foreign currency transactions		(824,882)

Net Assets		$997,769,976

Net Assets
Class A		$649,836,614
Class B		272,652,877
Class E		75,280,485
Capital Shares Outstanding (e)
Class A		49,142,002
Class B		20,712,487
Class E		5,710,707
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.22
Class B		13.16
Class E		13.18

(a)	Identified cost of investments was $1,186,485,487.
(b)	Includes securities on loan with a value of $117,886,138.
(c)	Identified cost of cash denominated in foreign currencies was $2,852,902.
(d)	Premiums received on written options were $563,765.
(e)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends		$225,682
Interest (a)		19,856,143

		20,081,825
Expenses
Management fees	$2,905,731
Distribution and service fees—Class B	342,892
Distribution and service fees—Class E	56,798
Trustees’ fees and expenses	25,055
Custodian and accounting	103,671
Audit and tax services	35,923
Legal	6,452
Shareholder reporting	75,015
Insurance	5,358
Miscellaneous	9,384

Total expenses	3,566,279
Less management fee waivers	(195,367)	3,370,912

Net Investment Income		16,710,913

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	3,898,356
Futures contracts	(2,899,005)
Foreign currency transactions	2,392,340
Swap contracts	737,383
Written options	1,856,302	5,985,376

Net change in unrealized appreciation (depreciation) on:
Investments	28,121,244
Futures contracts	596,912
Foreign currency transactions	(631,249)
Written options	443,887	28,530,794

Net realized and unrealized gain		34,516,170

Net Increase in Net Assets From Operations		$51,227,083

(a)	Includes net income on securities loaned of $150,506.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,710,913	$32,625,615
Net realized gain	5,985,376	4,997,260
Net change in unrealized appreciation	28,530,794	7,736,124

Increase in net assets from operations	51,227,083	45,358,999

From Distributions to Shareholders
Net investment income
Class A	(22,840,121)	(17,749,143)
Class B	(9,409,912)	(10,927,643)
Class E	(2,674,216)	(4,221,410)

Total distributions	(34,924,249)	(32,898,196)

Increase in net assets from capital share transactions	53,008,247	255,321,256

Total increase in net assets	69,311,081	267,782,059

Net Assets
Beginning of the period	928,458,895	660,676,836

End of the period	$997,769,976	$928,458,895

Undistributed Net Investment Income
End of the period	$14,884,897	$33,098,233

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	4,751,097	$62,821,287	30,229,779	$384,104,635
Reinvestments	1,759,639	22,840,121	1,409,781	17,749,143
Redemptions	(1,879,119)	(24,735,902)	(13,734,038)	(174,573,842)

Net increase	4,631,617	$60,925,506	17,905,522	$227,279,936

Class B
Sales	662,280	$8,726,625	1,855,276	$23,763,625
Subscription in-kind (a)	0	0	5,136,952	64,776,963
Reinvestments	727,758	9,409,912	871,423	10,927,643
Redemptions	(1,833,181)	(24,097,399)	(4,447,340)	(56,793,893)

Net increase (decrease)	(443,143)	$(5,960,862)	3,416,311	$42,674,338

Class E
Sales	287,668	$3,794,179	538,220	$6,938,463
Reinvestments	206,503	2,674,216	336,367	4,221,410
Redemptions	(640,944)	(8,424,792)	(2,009,854)	(25,792,891)

Net decrease	(146,773)	$(1,956,397)	(1,135,267)	$(14,633,018)

Increase derived from capital share transactions		$53,008,247		$255,321,256

(a)	Includes cash and securities amounting to $5,694,771 and $59,082,192, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.01		$12.90	$12.19	$10.30	$12.70	$12.58

Income (Loss) From Investment Operations
Net investment income (a)	0.23		0.53	0.63	0.75	0.74	0.63
Net realized and unrealized gain (loss) on investments	0.47		0.24	0.87	2.28	(2.58)	(0.15)

Total from investment operations	0.70		0.77	1.50	3.03	(1.84)	0.48

Less Distributions
Distributions from net investment income	(0.49)		(0.66)	(0.79)	(0.79)	(0.49)	(0.35)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.35)	(0.07)	(0.01)

Total distributions	(0.49)		(0.66)	(0.79)	(1.14)	(0.56)	(0.36)

Net Asset Value, End of Period	$13.22		$13.01	$12.90	$12.19	$10.30	$12.70

Total Return (%) (c)	5.43	(b)	6.14	12.73	32.22	(15.00)	4.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(d)	0.67	0.67	0.69	0.65	0.66
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.63	0.63	0.67	N/A	N/A
Ratio of net investment income to average net assets (%)	3.55	(d)	4.13	5.00	6.87	6.34	5.03
Portfolio turnover rate (%)	167	(d)	473	295	228	280	504
Net assets, end of period (in millions)	$649.84		$578.92	$343.17	$418.60	$541.02	$696.19

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.93		$12.83	$12.13	$10.26	$12.65	$12.53

Income (Loss) From Investment Operations
Net investment income (a)	0.22		0.49	0.59	0.70	0.71	0.59
Net realized and unrealized gain (loss) on investments	0.47		0.24	0.87	2.28	(2.57)	(0.14)

Total from investment operations	0.69		0.73	1.46	2.98	(1.86)	0.45

Less Distributions
Distributions from net investment income	(0.46)		(0.63)	(0.76)	(0.76)	(0.46)	(0.32)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.35)	(0.07)	(0.01)

Total distributions	(0.46)		(0.63)	(0.76)	(1.11)	(0.53)	(0.33)

Net Asset Value, End of Period	$13.16		$12.93	$12.83	$12.13	$10.26	$12.65

Total Return (%) (c)	5.37	(b)	5.83	12.45	31.89	(15.20)	3.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(d)	0.92	0.92	0.94	0.90	0.91
Net ratio of expenses to average net assets (%) (e)	0.87	(d)	0.88	0.88	0.92	N/A	N/A
Ratio of net investment income to average net assets (%)	3.29	(d)	3.83	4.70	6.48	6.08	4.77
Portfolio turnover rate (%)	167	(d)	473	295	228	280	504
Net assets, end of period (in millions)	$272.65		$273.64	$227.62	$208.62	$170.29	$241.18

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.96		$12.85	$12.15	$10.27	$12.67	$12.55

Income (Loss) From Investment Operations
Net investment income (a)	0.22		0.50	0.60	0.72	0.72	0.61
Net realized and unrealized gain (loss) on investments	0.47		0.25	0.88	2.29	(2.58)	(0.15)

Total from investment operations	0.69		0.75	1.48	3.01	(1.86)	0.46

Less Distributions
Distributions from net investment income	(0.47)		(0.64)	(0.78)	(0.78)	(0.47)	(0.33)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.35)	(0.07)	(0.01)

Total distributions	(0.47)		(0.64)	(0.78)	(1.13)	(0.54)	(0.34)

Net Asset Value, End of Period	$13.18		$12.96	$12.85	$12.15	$10.27	$12.67

Total Return (%) (c)	5.38	(b)	5.92	12.62	31.97	(15.10)	3.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.82	0.82	0.84	0.80	0.81
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.78	0.78	0.82	N/A	N/A
Ratio of net investment income to average net assets (%)	3.39	(d)	3.90	4.81	6.59	6.15	4.87
Portfolio turnover rate (%)	167	(d)	473	295	228	280	504
Net assets, end of period (in millions)	$75.28		$75.90	$89.89	$91.30	$80.17	$129.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) that are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities

MSF-26

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying instruments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

MSF-27

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In

MSF-28

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MSF-29

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$2,905,731	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period January 1, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On amounts in excess of $1 billion

Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$740,709,716	$84,508,669	$686,661,650	$81,410,782

MSF-30

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Options Written - The Portfolio transactions in options written during the six months ended June 30, 2012 were as follows:

Call Options	Notional Amount	Number of contracts	Premiums received
Options outstanding December 31, 2011	0	0	$0
Options written	670,000,000	1,420	1,653,135
Options bought back	(0)	(960)	(491,255)
Options expired	(420,000,00)	(460)	(886,880)

Options outstanding June 30, 2012	250,000,000	0	$275,000

Put Options	Notional Amount	Number of contracts	Premiums received
Options outstanding December 31, 2011	0	0	$0
Options written	135,000,000	1,183	669,983
Options bought back	(0)	(0)	(0)
Options expired	(0)	(1,183)	(381,218)

Options outstanding June 30, 2012	135,000,000	0	$288,765

5. Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return, or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although selling forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the Portfolio’s currency holdings, it also may limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of forward foreign currency exchange contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

MSF-31

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option. Risks associated with purchasing an option include that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss.

The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are typically calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). The Portfolio may enter into swap transactions with counterparties that are approved by the Adviser or the relevant subadviser.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from

MSF-32

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps typically do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique was not used.

Disclosures About Derivative Instruments and Hedging Activities - At June 30, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit	Assets—Investments at value*	$2,388,693		Liabilities—Options written, at fair value	$(79,890)
Interest Rate	Net Assets—Unrealized depreciation on investments and foreign currency transactions	1,531,300	**	Net Assets—Unrealized depreciation on investments and foreign currency transactions	(853,460)**
Foreign Exchange	Assets—Unrealized appreciation on open forward foreign currency contracts	1,541,768		Liabilities—Unrealized depreciation on open forward foreign currency contracts	(1,035,967)
	Assets—Investments at value*	98,118		Liabilities—Options written, at fair value	(39,988)

Total		$5,559,879			$(2,009,305)

*	Options purchased are part of Investments at value as shown in the Statement of Assets and Liabilities
**	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2012, were as follows:

Location	Credit	Interest Rate	Foreign Exchange	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(2,899,005)	$—	$(2,899,005)
Foreign Currency Transactions	—	—	2,293,242	2,293,242
Investments*	(855,750)	(869,346)	(160,082)	(1,885,178)
Options Written	845,250	1,011,052	—	1,856,302
Swap Contracts	390,014	347,369	—	737,383

Total	$379,514	$(2,409,930)	$2,133,160	$102,744

Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts	$—	$596,912	$—	$596,912
Foreign Currency Transactions	—	—	(869,198)	(869,198)
Investments*	587,567	—	(78,148)	509,419
Options Written	382,610	—	61,277	443,887

Total	$970,177	$596,912	$(886,069)	$681,020

MSF-33

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Derivative Description	Average Notional or Face Amount
Futures Contracts Short	$(158,816,667)
Futures Contracts Long	103,633,333
Foreign Currency Transactions	96,791,079
Options Purchased	267,347,818
Options Written	(448,487,268)

*	Options purchased are part of Net realized gain (loss) on investments and Net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$32,898,196	$46,432,254	$—	$—	$—	$—	$32,898,196	$46,432,254

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$34,697,904	$—	$(32,727,223)	$(29,377,076)	$—	$(27,406,395)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$2,454,113	$26,922,963	$29,377,076

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-34

Metropolitan Series Fund

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-35

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-36

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-37

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-38

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-39

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-40

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 1.78%, 1.62%, and 1.72%, respectively. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index1, returned 1.07% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Economic data in the second quarter suggested that the recovery was slowing despite showing signs of strengthening earlier in the year. Flights-to-safety became more frequent as the European debt crisis continued to flare, pushing U.S. Treasury rates back down to historically low levels. The Federal Reserve (the “Fed”) held its Fed Funds Rate and discount rate steady at 0.25% and 0.75%, respectively, and they communicated the intent to keep rates low through at least late 2014. As economic releases became more pessimistic, the Fed opted to extend the Maturity Extension Program (“Operation Twist”) an additional 6 months through the end of the year.

The yield curve flattened for the period with two-year yields increasing 7 basis points (“bps”) and ten-year yields and thirty-year yields decreasing 21 bps and 12 bps, respectively. According to Barclays, spread products, such as corporate bonds, generated a positive excess return of 2.63% while high yield securities produced a positive excess return of 5.99%.

Although commodity prices decreased for the period, they continued to remain at elevated levels—this especially being true for gold. Headline inflation levels dropped to 1.7% year-over-year (YoY). Core inflation, which excludes volatile food and energy prices, ended the period slightly higher at 2.3% YoY, close to the upper bound of the Fed’s inflation target. One-year breakeven inflation rates fell to -0.1%.

Equities, as measured by the S&P 500 Index, gained 9.49%, while broad fixed income markets, measured by the Barclays U.S. Aggregate Bond Index, rose 2.37%. Agency mortgages outperformed duration-matched U.S. Treasuries (UST) by 43 bps. Commercial mortgage-backed securities (CMBS) performed well during the period producing a positive excess return of 3.65%. Non-agency mortgage-backed securities also performed well as prices continued to increase. Key currencies produced mixed results during the period. The Euro lost 2% while the British pound sterling gained around 1% against the U.S. dollar. The Japanese Yen was down 4% against the U.S. dollar during the same period. Broad market volatility as measured by the CBOE Volatility Index (VIX) moved from 23 down to 17.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio outperformed its benchmark for the semi-annual period. The main contributor to performance was the Portfolio’s exposure to non-agency mortgages in which positive carry and a slight improvement in pricing brought excess returns. Exposure to agency mortgaged-backed securities also added to performance as mortgage spreads moved tighter over the period.

The Portfolio’s overweight allocation to agency bonds also contributed to performance as the sector outperformed equivalent U.S. Treasuries on a duration adjusted basis.

On a year to date basis, the Portfolio’s underweight to duration detracted from performance as yields declined in reaction to the sovereign debt crisis in Europe that had investors reaching for safety.

The Portfolio’s overweight to the long end of the curve and underweight to the intermediate parts of the curve added to performance as the yield curve flattened over the period. The use of U.S. Treasury futures, to manage duration and yield curve exposure, slightly detracted from performance.

The Portfolio’s allocation to non-agency mortgages was reduced slightly as we looked to selectively cut back on our lower-quality non-agency holdings. The Portfolio’s exposure to agency mortgage-backed securities increased during the period to take advantage of attractive valuations. Favored coupons included Freddie Mac 3.0% and 3.5% and Ginnie Mae 3.5%. We decreased our overweight allocation to Agency bonds from approximately 49% of the Portfolio to 34% while increasing our allocation to U.S Treasury securities from 32% to 36%.

Stephen A. Walsh

Mark S. Lindbloom

Fredrick Marki

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management U.S. Government Portfolio
Class A	1.78	5.23	4.15	3.64	—
Class B	1.62	4.90	3.89	—	3.34
Class E	1.72	5.00	3.99	3.48	—
Barclays U.S. Intermediate Government Bond Index	1.07	5.01	5.77	4.63	—

1 The Barclays U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

2 Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
U.S. Treasury Notes	35.9
Fannie Mae 30 Yr. Pool	6.1
Federal National Mortgage Association	5.8
Private Export Funding Corp.	4.6
Ginnie Mae	4.4
NCUA Guaranteed Notes	4.3
Ginnie Mae II 30 Yr. Pool	3.5
Ginnie Mae 30 Yr. TBA	3.4
Federal Home Loan Bank	3.4
Federal Home Loan Mortgage Corp.	3.0

Top Sectors

% of Net Assets
U.S. Treasuries	36.1
Agency Sponsored Mortgage-Backed	31.4
Federal Agencies	22.5
Corporate	12.0
Commercial Mortgage-Backed	4.2
Foreign Government	3.0
Asset-Backed	2.8

MSF-2

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.48%	$1,000.00	$1,017.80	$2.41
	Hypothetical*	0.48%	$1,000.00	$1,022.44	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,016.20	$3.66
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.67

Class E(a)	Actual	0.63%	$1,000.00	$1,017.20	$3.16
	Hypothetical*	0.63%	$1,000.00	$1,021.69	$3.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 of the Notes to Financial Statements.

MSF-3

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—90.0% of Net Assets

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—31.4%
Fannie Mae 15 Yr. 2.500%, TBA	$40,400,000	$41,624,625
3.000%, TBA	1,200,000	1,257,187
Fannie Mae 15 Yr. Pool 4.500%, 03/01/20	217,760	238,155
5.000%, 03/01/18	451,661	493,335
6.500%, 04/01/13	2,870	2,929
6.500%, 07/01/13	1,806	1,850
6.500%, 06/01/17	195,931	212,911
7.000%, 12/01/14	5,267	5,525
7.000%, 07/01/15	1,440	1,532
7.500%, 02/01/16	36,551	37,174
Fannie Mae 20 Yr. Pool 4.500%, 11/01/31	2,289,838	2,482,698
4.500%, 12/01/31	2,816,116	3,053,301
Fannie Mae 30 Yr. 3.000%, TBA	15,600,000	15,997,313
3.500%, TBA	9,300,000	9,775,172
4.000%, TBA	27,400,000	29,159,595
5.500%, TBA	1,200,000	1,308,937
6.500%, TBA	7,900,000	8,889,969
Fannie Mae 30 Yr. Pool 4.000%, 10/01/41	8,770,623	9,352,103
4.000%, 11/01/41	15,999,358	17,060,092
4.000%, 12/01/41	564,085	601,483
4.500%, 04/01/41	29,665,625	32,194,641
4.500%, 09/01/41	5,376,424	5,837,837
4.500%, 10/01/41	24,053,769	25,902,657
5.000%, 07/01/33	1,366,383	1,486,855
5.000%, 09/01/33	1,655,590	1,801,561
5.000%, 10/01/35	4,423,816	4,813,855
5.000%, 01/01/39	54,566	60,212
5.000%, 08/01/39	132,767	146,506
5.000%, 12/01/39	71,583	78,991
5.000%, 05/01/40	255,815	282,288
5.000%, 07/01/40	149,792	165,292
5.000%, 11/01/40	3,308,897	3,651,303
5.000%, 01/01/41	79,722	87,805
5.000%, 02/01/41	176,749	195,040
5.000%, 04/01/41	360,447	397,747
5.000%, 05/01/41	6,892,378	7,605,606
5.000%, 06/01/41	469,992	518,627
5.500%, 08/01/38	3,242,892	3,579,359
5.500%, 05/01/40	26,048,210	28,425,248
6.500%, 03/01/26	2,616	2,995
6.500%, 04/01/29	153,388	176,358
7.000%, 11/01/28	5,160	6,175
7.000%, 02/01/29	4,265	5,104
7.000%, 01/01/30	2,616	3,134
7.000%, 10/01/37	217,388	253,013
7.000%, 11/01/37	120,843	140,647
7.000%, 12/01/37	110,593	128,717
7.000%, 02/01/38	125,770	146,387
7.000%, 08/01/38	216,840	252,386
7.000%, 09/01/38	25,691	29,903

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 7.000%, 11/01/38	$1,079,069	$1,255,958
7.000%, 02/01/39	7,740,651	9,009,206
7.500%, 04/01/32	15,574	16,125
8.000%, 05/01/28	5,472	6,721
8.000%, 07/01/32	1,290	1,604
11.500%, 09/01/19	59	60
12.000%, 10/01/15	4,792	4,906
Fannie Mae ARM Pool 6.383%, 07/01/37 (a)	106,680	112,894
Fannie Mae Interest Strip 3.500%, 11/25/41 (b)	7,600,000	1,262,132
4.000%, 04/25/42 (b)	11,238,135	1,761,016
4.500%, 11/25/39 (b)	10,300,000	1,242,695
Fannie Mae Pool 4.000%, 07/01/42	6,400,000	6,910,311
6.500%, 12/01/27	5,908	6,821
6.500%, 05/01/32	122,093	135,148
12.000%, 01/15/16	356	358
12.500%, 09/20/15	240	241
12.500%, 01/15/16	2,073	2,086
Fannie Mae REMICS Zero Coupon, 03/25/42	1,500,000	1,427,834
5.500%, 07/25/41	6,414,687	7,814,333
5.500%, 04/25/42	8,500,000	9,612,044
6.000%, 05/25/42	7,000,000	7,935,840
6.255%, 10/25/40 (a) (b)	3,814,087	555,859
6.273%, 12/25/40 (a) (b)	7,322,381	1,158,213
6.285%, 01/25/41 (a) (b)	13,211,790	2,164,719
6.305%, 10/25/41 (a) (b)	17,644,740	3,318,152
6.355%, 04/25/42 (a) (b)	9,089,647	1,698,021
6.400%, 03/25/42 (b)	5,900,000	1,299,844
6.405%, 03/25/42 (b)	5,900,000	1,420,713
6.500%, 06/25/39	1,300,000	1,460,069
6.500%, 03/25/42	4,000,000	4,734,826
6.500%, 07/25/42	9,410,000	10,955,889
9.750%, 11/25/18	4,106,013	4,779,356
9.750%, 08/25/19	1,352,236	1,557,593
Fannie Mae Whole Loan 3.545%, 01/25/43 (a)	562,077	596,065
Freddie Mac 15 Yr. 3.000%, TBA	40,000,000	41,818,752
Freddie Mac 15 Yr. Gold Pool 6.500%, 08/01/13	1,325	1,360
Freddie Mac 30 Yr. 3.500%, TBA	62,300,000	65,356,594
Freddie Mac 30 Yr. Gold Pool 5.000%, 08/01/33	108,125	118,561
5.500%, 12/01/38	3,482,918	3,789,870
6.500%, 03/01/26	1,776	2,038
6.500%, 09/01/39	1,703,156	1,921,447
8.000%, 12/01/19	4,561	4,635
8.000%, 09/01/30	9,855	12,191
Freddie Mac 30 Yr. Non-Gold Pool 8.000%, 07/01/20	9,171	10,222

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.182%, 05/01/37 (a)	$68,975	$72,577
2.342%, 02/01/37 (a)	26,985	28,238
2.755%, 01/01/35 (a)	39,442	42,155
2.870%, 05/01/37 (a)	71,429	76,341
Freddie Mac Gold Pool 3.500%, 06/01/42	800,000	842,198
3.500%, 07/01/42	18,500,000	19,447,207
Freddie Mac REMICS 4.500%, 04/15/32	304,579	345,428
6.000%, 05/15/36	2,014,886	2,359,319
8.500%, 06/15/21	57,086	64,553
Ginnie Mae 0.619%, 12/20/60 (a)	24,943,821	24,728,032
0.639%, 12/20/60 (a)	9,431,777	9,354,672
0.719%, 03/20/61 (a)	7,171,400	7,148,609
0.739%, 12/20/60 (a)	28,542,303	28,484,790
0.741%, 12/20/60 (a)	39,181,135	39,096,896
5.456%, 03/20/40 (a) (b)	7,959,537	1,267,721
6.256%, 03/20/39 (a) (b)	2,042,700	296,093
6.306%, 11/20/38 (a) (b)	6,405,458	942,238
6.386%, 11/20/38 (a) (b)	1,524,255	204,757
6.406%, 01/20/40 (a) (b)	4,342,622	667,334
Ginnie Mae 30 Yr. 3.500%, TBA	28,100,000	30,043,280
4.000%, TBA	12,300,000	13,416,609
4.500%, TBA	5,300,000	5,825,859
5.000%, TBA	15,100,000	16,676,062
5.500%, TBA	20,200,000	22,418,843
Ginnie Mae I 30 Yr. Pool 6.000%, 03/15/33	2,139,228	2,440,541
6.500%, 06/15/31	12,290	14,341
6.500%, 08/15/34	362,075	422,509
7.500%, 01/15/29	12,669	13,934
7.500%, 09/15/29	4,924	6,015
7.500%, 02/15/30	4,483	5,453
7.500%, 09/15/30	15,562	16,206
8.500%, 05/15/18	12,509	12,557
8.500%, 06/15/25	65,579	73,636
9.000%, 12/15/16	6,746	7,051
Ginnie Mae II 30 Yr. Pool 4.500%, 01/20/40	2,949,290	3,249,384
4.500%, 05/20/40	4,202,642	4,643,671
4.500%, 07/20/40	11,128,118	12,295,914
4.500%, 09/20/40	81,045	89,550
4.500%, 11/20/40	752,636	831,616
4.500%, 12/20/40	1,872,347	2,068,826
4.500%, 01/20/41	585,727	646,881
4.500%, 03/20/41	28,896,443	31,829,642
5.000%, 07/20/40	3,311,174	3,671,640
5.000%, 08/20/40	3,295,428	3,651,213
6.000%, 11/20/34	5,038	5,691
6.000%, 06/20/35	9,022	10,192
6.000%, 07/20/36	719,639	809,028
6.000%, 09/20/36	34,735	39,050
6.000%, 07/20/38	2,195,841	2,462,761

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 6.000%, 09/20/38	$6,571,687	$7,370,522
6.000%, 06/20/39	16,415	18,410
6.000%, 05/20/40	413,412	463,665
6.000%, 06/20/40	1,122,409	1,258,845
6.000%, 08/20/40	547,443	615,442
6.000%, 09/20/40	1,475,235	1,662,858
6.000%, 10/20/40	959,844	1,081,919
6.000%, 11/20/40	1,098,079	1,237,734
6.000%, 01/20/41	1,188,593	1,339,761
6.000%, 03/20/41	4,765,167	5,371,211
6.000%, 07/20/41	932,078	1,050,621
6.000%, 12/20/41	937,514	1,051,476
6.500%, 10/20/37	1,462,571	1,674,236
NCUA Guaranteed Notes 2.900%, 10/29/20 (a)	30,000,000	31,987,500

		806,536,770

Federal Agencies—22.5%
Federal Farm Credit Bank 1.500%, 11/16/15	20,000,000	20,602,520
1.950%, 11/15/17	19,980,000	20,858,161
2.625%, 04/17/14	25,000,000	26,013,075
Federal Home Loan Bank 2.000%, 09/14/12	20,000,000	20,073,940
2.625%, 12/08/17	20,000,000	21,619,340
3.625%, 10/18/13	30,000,000	31,274,700
5.250%, 12/11/20	12,000,000	15,093,684
Federal Home Loan Bank of Chicago 5.625%, 06/13/16	10,410,000	11,997,296
Federal Home Loan Mortgage Corp. 0.625%, 12/29/14 (c)	10,000,000	10,038,360
2.375%, 01/13/22 (c)	26,000,000	26,682,604
5.000%, 12/14/18 (a) (c)	13,241,000	15,035,632
6.750%, 03/15/31 (c)	16,000,000	24,551,680
Federal National Mortgage Association Zero Coupon, 10/09/19	33,000,000	26,748,843
0.319%, 07/26/12 (a)	13,000,000	13,001,365
0.375%, 03/16/15 (c)	4,000,000	3,988,328
0.500%, 07/02/15 (c)	28,000,000	27,965,392
5.125%, 01/02/14	37,250,000	39,761,507
6.625%, 11/15/30 (c)	24,000,000	36,411,456
Financing Corp. Fico Zero Coupon, 12/27/18	16,254,000	14,636,695
Zero Coupon, 06/06/19	27,884,000	24,788,039
Zero Coupon, 09/26/19	14,535,000	12,792,820
Government Trust Certificate Zero Coupon, 10/01/16	8,567,000	8,070,440
National Archives Facility Trust 8.500%, 09/01/19	3,672,323	4,598,336
New Valley Generation II 5.572%, 05/01/20	11,129,644	13,116,285
Overseas Private Investment Corp. Zero Coupon, 11/18/13	5,000,000	5,039,000
Zero Coupon, 03/17/15	5,000,000	5,100,200

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/20	$38,159,000	$32,908,627
Tennessee Valley Authority 3.875%, 02/15/21 (c)	35,000,000	40,436,515
4.500%, 04/01/18	20,000,000	23,587,260

		576,792,100

U.S. Treasury—36.1%
U.S. Treasury Bonds 3.125%, 11/15/41 (c)	5,000,000	5,375,000
U.S. Treasury Notes 0.125%, 08/31/13 (c)	21,000,000	20,964,720
0.250%, 10/31/13 (c)	76,000,000	75,964,356
0.375%, 06/15/15	72,000,000	71,938,152
0.500%, 10/15/14 (c)	189,000,000	189,664,524
1.125%, 06/15/13	10,000,000	10,082,810
1.500%, 07/31/16 (c)	168,000,000	174,050,688
1.500%, 08/31/18	2,000,000	2,063,594
2.000%, 11/15/21 (c)	10,000,000	10,367,970
2.250%, 01/31/15	60,000,000	62,868,720
2.375%, 02/28/15	113,000,000	118,906,058
4.250%, 08/15/14 (c)	79,500,000	86,040,147
4.250%, 11/15/14 (c)	90,000,000	98,226,540

		926,513,279

Total U.S. Treasury & Government Agencies (Identified Cost $2,269,107,306)		2,309,842,149

Corporate Bonds & Notes—12.0%

Capital Markets—1.5%
Citigroup Funding, Inc. 1.875%, 10/22/12	25,000,000	25,122,825
Postal Square, L.P. 6.500%, 06/15/22	10,638,720	13,127,173

		38,249,998

Commercial Banks—0.5%
National Bank of Canada (144A) 2.200%, 10/19/16	13,000,000	13,557,739

Consumer Finance—0.9%
Ally Financial, Inc. 0.468%, 12/19/12 (a)	22,485,000	22,518,210

Diversified Financial Services—6.6%
COP I, LLC 3.650%, 12/05/21	11,931,906	12,887,891
General Electric Capital Corp. 2.625%, 12/28/12 (d)	20,000,000	20,227,680
JPMorgan Chase & Co. 0.712%, 12/26/12 (a)	17,000,000	17,047,311
Private Export Funding Corp. 2.250%, 12/15/17 (c)	40,000,000	42,360,600

Diversified Financial Services—(Continued)
Private Export Funding Corp. 3.050%, 10/15/14 (c)	$20,000,000	$21,112,140
3.550%, 04/15/13	25,000,000	25,645,425
4.950%, 11/15/15	25,000,000	28,508,725

		167,789,772

Thrifts & Mortgage Finance—2.5%
NCUA Guaranteed Notes 3.000%, 06/12/19	12,960,000	14,229,432
3.450%, 06/12/21	45,000,000	50,204,250

		64,433,682

Total Corporate Bonds & Notes (Identified Cost $300,605,150)		306,549,401

Mortgage-Backed Securities—4.2%

Collateralized-Mortgage Obligation—3.1%
American Home Mortgage Assets 3.397%, 09/25/46 (a)	1,202,714	619,880
5.510%, 12/25/46 (a)	3,492,468	1,590,086
Banc of America Funding Corp. 2.593%, 06/20/35 (a)	517,168	263,549
Banc of America Mortgage Securities, Inc. 2.961%, 07/25/35 (a)	252,679	210,381
Citigroup Mortgage Loan Trust, Inc. 4.700%, 10/25/35 (a)	488,115	426,516
Countrywide Alternative Loan Trust 2.773%, 05/25/34 (a)	4,791,688	4,093,529
3.000%, 07/20/46 (a)	5,914,147	2,196,520
3.030%, 07/20/35 (a)	1,759,728	1,028,738
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.674%, 03/25/35 (a)	223,142	174,804
0.705%, 07/25/36 (a)	1,769,952	1,512,601
Deutsche Mortgage Securities, Inc. (144A) 5.248%, 06/26/35 (a)	4,870,000	4,708,321
FDIC Structured Sale Guaranteed Notes (144A) 0.978%, 02/25/48 (a)	3,833,783	3,836,451
First Horizon Alternative Mortgage Securities 2.763%, 02/25/37 (a)	452,270	228,337
GMAC Mortgage Corp. Loan Trust 2.947%, 11/19/35 (a)	1,178,670	938,341
Greenpoint Mortgage Funding Trust 0.326%, 02/25/47 (a)	367,357	290,396
GSMPS Mortgage Loan Trust (144A) 0.595%, 01/25/35 (a)	627,196	489,253
0.616%, 09/25/35 (a)	805,026	630,951
0.666%, 06/25/34 (a)	1,067,145	910,157
3.587%, 06/25/34 (a)	6,122,170	5,551,939
GSR Mortgage Loan Trust 2.679%, 04/25/35 (a)	1,404,831	1,279,237
Harborview Mortgage Trust 0.393%, 01/25/47 (a)	572,637	308,537
0.423%, 11/19/46 (a)	226,536	102,304
0.443%, 09/19/46 (a)	494,240	283,100

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Impac Secured Assets CMN Owner Trust 3.527%, 03/25/36 (a)	$6,328,739	$3,122,600
JPMorgan Mortgage Trust 4.586%, 06/25/34 (a)	499,710	494,263
Luminent Mortgage Trust 2.789%, 05/25/46 (a)	3,987,290	2,093,730
MASTR Adjustable Rate Mortgages Trust 0.948%, 12/25/46 (a)	8,573,235	3,253,534
2.385%, 02/25/34 (a)	321,042	271,602
2.799%, 05/25/47 (a)	8,034,531	4,279,191
3.332%, 12/25/34 (a)	30,823	25,241
MASTR Reperforming Loan Trust (144A) 2.822%, 05/25/35 (a)	521,792	409,343
3.324%, 05/25/35 (a)	5,683,362	4,718,367
5.258%, 05/25/36 (a)	5,105,745	4,710,581
6.000%, 08/25/34	132,758	129,184
7.000%, 08/25/34	620,104	627,693
MASTR Seasoned Securitization Trust 3.799%, 10/25/32 (a)	38,834	35,296
Merrill Lynch Mortgage Investors, Inc. 0.515%, 04/25/35 (a)	85,948	69,248
Morgan Stanley Mortgage Loan Trust 2.669%, 06/25/36 (a)	956,968	361,447
2.715%, 07/25/35 (a)	501,187	356,962
2.748%, 10/25/34 (a)	267,500	233,448
Novastar Mortgage-Backed Notes 2.789%, 09/25/46 (a)	3,696,429	2,391,859
Provident Funding Mortgage Loan Trust 2.973%, 10/25/35 (a)	252,294	219,141
5.212%, 05/25/35 (a)	1,666,781	1,503,271
Residential Accredit Loans, Inc. 0.406%, 01/25/37 (a)	675,281	355,130
3.607%, 10/25/45 (a)	607,511	330,121
3.835%, 12/25/35 (a)	3,327,612	1,813,552
Residential Funding Mortgage Securities I 4.750%, 12/25/18	962,524	986,707
SACO I, Inc. (144A) 9.105%, 06/25/21 (a)	2,681,984	2,807,404
Structured Adjustable Rate Mortgage Loan Trust 2.708%, 05/25/35 (a)	6,882,667	5,023,652
Structured Asset Mortgage Investments, Inc. 0.426%, 07/25/46 (a)	379,910	208,266
Structured Asset Securities Corp. (144A) 0.635%, 04/25/35 (a)	4,480,158	3,511,548
0.714%, 09/25/33 (a)	60,213	52,197
3.601%, 06/25/35 (a)	266,853	235,061
Thornburg Mortgage Securities Trust 6.147%, 09/25/37 (a)	169,378	169,836
6.152%, 09/25/37 (a)	179,691	169,952
WaMu Mortgage Pass-Through Certificates 0.506%, 11/25/45 (a)	120,816	95,457
0.536%, 12/25/45 (a)	254,805	200,506
0.566%, 08/25/45 (a)	296,897	242,416
0.903%, 06/25/47 (a)	330,330	215,540
2.524%, 04/25/35 (a)	100,000	81,710

Collateralized-Mortgage Obligation—(Continued)
WaMu Mortgage Pass-Through Certificates 2.869%, 12/25/45 (a)	$3,097,489	$2,446,391
3.607%, 08/25/45 (a)	610,063	463,405

		80,388,780

Commercial Mortgage-Backed Securities—1.1%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	85,143
FDIC Structured Sale Guaranteed Notes (144A) 2.980%, 12/06/20	26,727,518	27,708,739

		27,793,882

Total Mortgage-Backed Securities (Identified Cost $127,715,535)		108,182,662

Foreign Government—3.0%

Sovereign—3.0%
Egypt Government AID Bonds 4.450%, 09/15/15 (c)	20,000,000	22,394,000
Israel Government AID Bonds Zero Coupon, 08/15/16	28,251,000	27,019,906
Zero Coupon, 09/15/16	10,000,000	9,548,690
Zero Coupon, 11/15/18	20,869,000	18,996,279

Total Foreign Government (Identified Cost $76,743,500)		77,958,875

Asset-Backed Securities—2.8%

Asset Backed - Credit Card—1.7%
Citibank Credit Card Issuance Trust 2.250%, 12/23/14	42,000,000	42,374,031
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.412%, 09/17/18 (a)	788,564	759,747

		43,133,778

Asset Backed - Home Equity—0.1%
Bayview Financial Acquisition Trust 5.710%, 08/28/44 (a)	15,594	15,047
Bayview Financial Asset Trust (144A) 5.383%, 12/25/39 (a)	434,705	350,146
Bear Stearns Asset Backed Securities Trust 2.709%, 12/25/36 (a)	191,866	189,903
EMC Mortgage Loan Trust (144A) 5.770%, 12/25/42 (a)	111,578	85,148
IndyMac Seconds Asset Backed Trust 2.729%, 06/25/36 (a)	4,888,172	885,756
Morgan Stanley Mortgage Loan Trust 0.336%, 12/25/36 (a)	324,675	123,929
2.749%, 03/25/36 (a)	2,257,467	483,944
Option One Mortgage Loan Trust 5.795%, 06/25/33 (a)	148,543	122,754

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Par Amount	Value*

Asset Backed - Home Equity—(Continued)
Structured Asset Securities Corp. (144A) 0.355%, 02/25/36 (a)	$2,610,670	$221,732

		2,478,359

Asset Backed - Other—1.0%
ACE Securities Corp. 2.729%, 02/25/31 (a)	1,037,122	855,776
Amortizing Residential Collateral Trust 0.546%, 01/01/32 (a)	81,578	58,211
Countrywide Home Equity Loan Trust 0.392%, 11/15/36 (a)	79,668	58,279
0.522%, 02/15/34 (a)	435,696	265,542
0.532%, 02/15/34 (a)	271,179	182,011
0.612%, 12/15/28 (a)	56,017	54,463
0.792%, 08/15/37 (a)	379,063	325,985
5.351%, 07/15/36 (a)	2,008,677	1,253,575
Fremont Home Loan Trust 0.346%, 08/25/36 (a)	193,275	49,073
GMAC Mortgage Corp. Loan Trust 2.669%, 12/25/36 (a)	918,670	652,365
2.809%, 11/25/36 (a)	4,952,640	3,109,847
GSAMP Trust 2.689%, 05/25/36 (a)	1,334,899	130,846
GSR Mortgage Loan Trust 5.590%, 11/25/30 (a)	99,836	7,649
NCUA Guaranteed Notes 0.611%, 12/07/20 (a)	14,829,535	14,882,625
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	1,508,426	665,552
RAAC Series (144A) 2.753%, 05/25/36 (a)	2,509,320	1,694,812
SACO I, Inc. 0.517%, 06/25/36 (a)	1,375,584	707,142
0.545%, 04/25/36 (a)	576,763	237,753
5.580%, 06/25/36 (a)	22,768	18,368
Soundview Home Equity Loan Trust 5.645%, 10/25/36 (a)	790,490	491,747
WMC Mortgage Loan Pass-Through Certificates 0.903%, 07/20/29 (a)	37,903	32,621

		25,734,242

Total Asset-Backed Securities (Identified Cost $85,102,724)		71,346,379

Short Term Investments—4.6%
Security Description	Shares	Value*

Mutual Funds—4.6%
State Street Navigator Securities Lending Prime Portfolio (e)	118,062,466	$118,062,466

Total Short Term Investments (Identified Cost $118,062,466)		118,062,466

Total Investments—116.6% (Identified Cost $2,977,336,681) (f)		2,991,941,932
Liabilities in excess of other assets		(424,878,747)

Net Assets—100.0%		$2,567,063,185

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2012.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the security.
(c)	All or a portion of the security was on loan. As of June 30, 2012, the market value of securities loaned was $562,299,846 and the collateral received consisted of cash in the amount of $118,062,466 and non-cash collateral with a value of $458,703,238. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2012, the market value of securities pledged was $2,225,045.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	As of June 30,2012, the aggregate cost of investments for federal income tax purposes was $2,977,336,681. The aggregate unrealized appreciation and depreciation of investments was $59,705,315 and $(45,100,064), respectively, resulting in net unrealized appreciation of $14,605,251 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30,2012, the market value of 144A securities was $79,393,918, which is 3.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage.
(REMIC)—	Real Estate Mortgage Investment Conduits.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

Futures Contracts
Futures Contracts—Short	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2012	Unrealized Depreciation
U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	9/28/2012	(613)	$(75,922,008)	$(75,992,844)	$(70,836)
U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	9/19/2012	(102)	(13,602,325)	(13,604,250)	(1,925)
U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	9/19/2012	(450)	(66,177,163)	(66,585,937)	(408,774)

Net Unrealized Depreciation						$(481,535)

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,309,842,149	$—	$2,309,842,149
Total Corporate Bonds & Notes*	—	306,549,401	—	306,549,401
Total Mortgage-Backed Securities*	—	108,182,662	—	108,182,662
Total Asset-Backed Securities*	—	71,346,379	—	71,346,379
Total Foreign Government*	—	77,958,875	—	77,958,875
Total Short Term Investments*	118,062,466	—	—	118,062,466
Total Investments	$118,062,466	$2,873,879,466	$—	$2,991,941,932

Futures Contracts**
Futures Contracts (Net Unrealized Depreciation)	$(481,535)	$—	$—	$(481,535)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued based on the unrealized appreciation/depreciation of the instrument.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value (a)(b)		$2,991,941,932
Cash		77
Cash collateral for futures contracts		800,006
Receivable for:
Securities sold		47,453,973
Fund shares sold		523,643
Principal paydowns		6,238
Interest		10,955,025
Futures variation margin		1,028,836
Miscellaneous assets		109,442

Total Assets		3,052,819,172
Liabilities
Payable for:
Securities purchased	$364,949,649
Fund shares redeemed	1,431,171
Collateral for securities loaned	118,062,466
Accrued expenses:
Management fees	959,843
Distribution and service fees	119,806
Deferred trustees’ fees	33,559
Other expenses	199,493

Total Liabilities		485,755,987

Net Assets		$2,567,063,185

Net assets consists of:
Paid in surplus		$2,541,713,684
Undistributed net investment income		14,294,154
Accumulated net realized losses		(3,177,810)
Unrealized appreciation on investments		14,233,157

Net Assets		$2,567,063,185

Net Assets
Class A		$1,965,837,158
Class B		554,768,461
Class E		46,457,566
Capital Shares Outstanding (c)
Class A		161,511,106
Class B		45,758,455
Class E		3,829,837
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.17
Class B		12.12
Class E		12.13

(a)	Identified cost of investments was $2,977,336,681.
(b)	Includes securities on loan with a value of $562,299,846.
(c)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Interest (a)		$21,546,244

Expenses
Management fees	$5,943,783
Distribution and service fees—Class B	682,463
Distribution and service fees—Class E	35,594
Trustees’ fees and expenses	24,840
Custodian and accounting	115,558
Audit and tax services	26,695
Legal	12,472
Shareholder reporting	128,193
Insurance	14,602
Miscellaneous	19,354

Total expenses	7,003,554
Less management fee waivers	(178,528)	6,825,026

Net Investment Income		14,721,218

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	21,039,069
Futures contracts	(5,707,903)	15,331,166

Net change in unrealized appreciation on:
Investments	13,993,016
Futures contracts	469,555	14,462,571

Net realized and unrealized gain		29,793,737

Net Increase in Net Assets From Operations		$44,514,955

(a)	Includes net income on securities loaned of $278,017.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,721,218	$35,468,552
Net realized gain	15,331,166	11,281,226
Net change in unrealized appreciation	14,462,571	81,440,209

Increase in net assets from operations	44,514,955	128,189,987

From Distributions to Shareholders
Net investment income
Class A	(40,807,280)	(28,629,313)
Class B	(10,274,093)	(6,163,236)
Class E	(927,136)	(734,242)

	(52,008,509)	(35,526,791)

Net realized capital gain
Class A	0	(65,706,619)
Class B	0	(16,918,686)
Class E	0	(1,868,980)

	0	(84,494,285)

Total distributions	(52,008,509)	(120,021,076)

Increase in net assets from capital share transactions	83,138,526	128,990,520

Total increase in net assets	75,644,972	137,159,431

Net Assets
Beginning of the period	2,491,418,213	2,354,258,782

End of the period	$2,567,063,185	$2,491,418,213

Undistributed Net Investment Income
End of the period	$14,294,154	$51,581,445

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Class A
Sales	7,512,507	$91,947,461	30,891,248	$372,044,760
Reinvestments	3,372,502	40,807,280	8,076,706	94,335,932
Redemptions	(5,351,967)	(65,274,657)	(33,341,476)	(397,717,994)

Net increase	5,533,042	$67,480,084	5,626,478	$68,662,698

Class B
Sales	5,001,730	$60,912,794	13,521,821	$162,945,653
Reinvestments	851,915	10,274,093	1,981,281	23,081,922
Redemptions	(4,391,398)	(53,383,951)	(9,714,508)	(116,670,437)

Net increase	1,462,247	$17,802,936	5,788,594	$69,357,138

Class E
Sales	177,844	$2,169,782	454,458	$5,452,509
Reinvestments	76,877	927,136	223,453	2,603,222
Redemptions	(430,751)	(5,241,412)	(1,420,242)	(17,085,047)

Net decrease	(176,030)	$(2,144,494)	(742,331)	$(9,029,316)

Increase derived from capital share transactions		$83,138,526		$128,990,520

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.21		$12.17	$11.86	$11.92	$12.48	$12.30

Income (Loss) From Investment Operations
Net investment income (a)	0.07		0.18	0.17	0.36	0.50	0.57
Net realized and unrealized gain (loss) on investments	0.15		0.46	0.51	0.13	(0.53)	(0.05)

Total from investment operations	0.22		0.64	0.68	0.49	(0.03)	0.52

Less Distributions
Distributions from net investment income	(0.26)		(0.18)	(0.33)	(0.55)	(0.53)	(0.34)
Distributions from net realized capital gains	0.00		(0.42)	(0.04)	0.00	0.00	0.00

Total distributions	(0.26)		(0.60)	(0.37)	(0.55)	(0.53)	(0.34)

Net Asset Value, End of Period	$12.17		$12.21	$12.17	$11.86	$11.92	$12.48

Total Return (%) (c)	1.78	(b)	5.51	5.81	4.33	(0.36)	4.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.49	0.50	0.52	0.52	0.54
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.49	0.49	0.52	N/A	N/A
Ratio of net investment income to average net assets (%)	1.22	(d)	1.51	1.36	3.04	4.12	4.66
Portfolio turnover rate (%)	337	(d)	549	551	262	436	685
Net assets, end of period (in millions)	$1,965.84		$1,904.55	$1,830.22	$1,259.02	$989.32	$1,032.05

	Class B
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.15		$12.11	$11.81	$11.87	$12.43	$12.25

Income (Loss) From Investment Operations
Net investment income (a)	0.06		0.15	0.13	0.32	0.46	0.54
Net realized and unrealized gain (loss) on investments	0.14		0.46	0.51	0.14	(0.52)	(0.05)

Total from investment operations	0.20		0.61	0.64	0.46	(0.06)	0.49

Less Distributions
Distributions from net investment income	(0.23)		(0.15)	(0.30)	(0.52)	(0.50)	(0.31)
Distributions from net realized capital gains	0.00		(0.42)	(0.04)	0.00	0.00	0.00

Total distributions	(0.23)		(0.57)	(0.34)	(0.52)	(0.50)	(0.31)

Net Asset Value, End of Period	$12.12		$12.15	$12.11	$11.81	$11.87	$12.43

Total Return (%) (c)	1.62	(b)	5.27	5.49	4.08	(0.53)	4.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.74	0.75	0.77	0.77	0.79
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.74	0.74	0.77	N/A	N/A
Ratio of net investment income to average net assets (%)	0.97	(d)	1.26	1.12	2.79	3.87	4.41
Portfolio turnover rate (%)	337	(d)	549	551	262	436	685
Net assets, end of period (in millions)	$554.77		$538.15	$466.46	$356.30	$258.92	$226.69

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class E
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.16		$12.13	$11.82	$11.88	$12.44	$12.26

Income (Loss) From Investment Operations
Net investment income (a)	0.06		0.16	0.15	0.34	0.48	0.55
Net realized and unrealized gain (loss) on investments	0.15		0.46	0.51	0.14	(0.53)	(0.05)

Total from investment operations	0.21		0.62	0.66	0.48	(0.05)	0.50

Less Distributions
Distributions from net investment income	(0.24)		(0.17)	(0.31)	(0.54)	(0.51)	(0.32)
Distributions from net realized capital gains	0.00		(0.42)	(0.04)	0.00	0.00	0.00

Total distributions	(0.24)		(0.59)	(0.35)	(0.54)	(0.51)	(0.32)

Net Asset Value, End of Period	$12.13		$12.16	$12.13	$11.82	$11.88	$12.44

Total Return (%) (c)	1.72	(b)	5.28	5.67	4.19	(0.43)	4.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.64	0.65	0.67	0.67	0.69
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.64	0.64	0.67	N/A	N/A
Ratio of net investment income to average net assets (%)	1.07	(d)	1.35	1.20	2.94	3.98	4.51
Portfolio turnover rate (%)	337	(d)	549	551	262	436	685
Net assets, end of period (in millions)	$46.46		$48.72	$57.58	$64.56	$70.71	$91.64

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Computed on an annualized basis.
(e)	Net ratio of expenses to average net assets includes the effect of management fee waivers as detailed in Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers three classes of shares: Class A, B, and E shares. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the relevant subadviser pursuant to authorization of the Board of Trustees of the Fund (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the last reported bid and ask prices. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are generally categorized as Level 2 within the fair value hierarchy.

MSF-14

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to valuation of the securities in each Portfolio. The Board has delegated to State Street Bank and Trust Company, the Fund’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Fund’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Fund’s Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Fund’s foreign securities, and is responsible for correcting pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

If there are no readily available market quotations for a security or such quotations are otherwise deemed to be unreliable because of unusual market or issuer-specific circumstances, including without limitation, the cessation, suspension or restriction of trading activity, the Committee shall make a good faith determination of the fair value of the asset. The Board shall be requested to ratify such determinations at its next board meeting.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the Subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market of similar marketable securities, or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for ratification: 1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and 2) a list of the Portfolios’ securities as of the most recent quarter end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, and redesignation of distributions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MSF-15

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

The Fund has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar- denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the six months ended June 30, 2012 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2012 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although some mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

MSF-16

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2012	% per annum	Average daily net assets
$5,943,783	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to an expense agreement, MetLife Advisers agreed, for the period January 1, 2012 to April 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.020%	On amounts in excess of $2 billion

Amounts waived for the six months ended June 30, 2012 are shown as management fee waivers in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Distribution and Service Fees - The Fund has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Fund’s Class B and E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Fund has also adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts incurred by the Portfolio for the six months ended June 30, 2012 are shown as Distribution and service fees in the Statement of Operations.

MSF-17

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2012 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,795,199,279	$29,786,641	$4,481,630,160	$124,607,477

5. Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is reflected as “cash collateral” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instruments. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities - At June 30, 2012, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest Rate	Net Assets—Unrealized appreciation on investments	$0	*	Net Assets—Unrealized appreciation on investments	$(481,535	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the six months ended June 30, 2012, were as follows:

Location	Interest Rate
Statement of Operations—Net Realized Loss
Futures Contracts	$(5,707,903)

Statement of Operations—Net Change in Unrealized Appreciation
Futures Contracts	$469,555

Derivative Description	Average Notional Amount
Futures Contracts Short	(82,816,667)
Futures Contracts Long	1,300,000

MSF-18

Metropolitan Series Fund

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

6. Market, Credit & Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$111,365,133	$52,927,047	$8,655,943	$—	$—	$—	$120,021,076	$52,927,047

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$51,611,615	$—	$(10,256,706)	$—	$(8,481,681)	$32,873,228

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated long-term capital losses were $8,481,681. The Portfolio had no pre-enactment accumulated capital loss carryforwards.

8. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-19

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-20

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-21

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-22

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-23

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-24

Metropolitan Series Fund

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2012, the Class A shares of the Zenith Equity Portfolio returned 7.54%. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 9.49% over the same period.

MARKET ENVIRONMENT/CONDITIONS

Equity investors were rewarded in the first half of 2012 with a 9.49% total return as measured by the S&P 500 Index. This strong return belies the volatility experienced by investors during the entire period: a strong first quarter (+12.59%) followed by a weak second quarter that included a decline of nearly 9% from late April to early June before the market recovered much of the loss to finish the quarter down only 2.75%. Small cap stocks modestly underperformed large cap stocks as measured by the Russell 2000 Index return of 8.53%. Growth style stocks performed slightly better than value style stocks over the full period, although value stocks did hold up better during the volatile second quarter. Among the best performing sectors for the period were Consumer Discretionary, Financial Services, and Information Technology. Energy was the only major sector with an absolute negative return (-2.34%) for the period; Materials and Utilities were still positive but lagged the broad indices. Foreign equities returned only 2.96% during the first half of 2012 as measured by MSCI EAFE Index. They were hurt by both weak local markets, especially in Europe, and a strong dollar. Emerging market stocks and smaller foreign stocks did only moderately better than large cap stocks from developed countries. Commodities, driven mostly by falling energy prices, declined sharply in value during the period.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio is a ‘fund of funds’ consisting of underlying portfolios of the Metropolitan Series Fund and the Met Investors Series Trust: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Pioneer Fund Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis. MetLife Advisers expects that the combination of these three underlying portfolios will provide a diversified portfolio with exposure to primarily large cap stocks with both value and growth characteristics.

While all three of the underlying portfolios produced positive returns for the six-month period, the Jennison Growth Portfolio was by far the best performer. Although it was helped by its focus on growth style stocks, which outperformed the broad equity market during the period, it outperformed even the style specific benchmarks. Jennison’s performance was helped by good security selection and an overweight position in the Information Technology sector, where Apple, Salesforce.com, and LinkedIn made strong advances, more than offsetting the effect of Google’s decline.

The FI Value Leaders Portfolio’s stock selection in the Telecommunication Services and Industrials sectors detracted the most from its relative performance. In the Telecommunication Services sector, not owning telecommunication provider Verizon Communications and an underweight in wireless carrier AT&T detracted from performance. In the Industrials sector, the underweight in conglomerate General Electric and the overweight in construction and mining equipment manufacturer Caterpillar detracted from performance.

Both security selection and sector weighting decisions detracted from the Pioneer Fund Portfolio’s first-half results. Returns were hurt most by stock selection (including stocks it didn’t own or underweighted) in the Information Technology, Financials, and Consumer Discretionary sectors. A large underweight to Apple (the stock market’s biggest single contributor to performance over the period) was the biggest single detractor from relative performance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the advisory firm as of June 30, 2012 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-1

Metropolitan Series Fund

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2012

	6 Months	1 Year	5 Year	10 Year
Zenith Equity Portfolio	7.54	-1.75	-1.27	4.44
S&P 500 Index	9.49	5.45	0.22	5.33

1 The Standard & Poor’s 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2012

Top Holdings

% of Net Assets
FI Value Leaders Portfolio, (Class A)	33.5
Pioneer Fund Portfolio, (Class A)	33.5
Jennison Growth Portfolio, (Class A)	33.0

MSF-2

Metropolitan Series Fund

Zenith Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 through June 30, 2012.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing the Portfolio’s ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Zenith Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period** January 1, 2012 to June 30, 2012
Class A(a)	Actual	0.69%	$1,000.00	$1,075.40	$3.56
	Hypothetical*	0.69%	$1,000.00	$1,021.39	$3.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Zenith Equity Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the expenses of both the Zenith Equity Portfolio and the Underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2012 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,143,340	$158,501,203
Jennison Growth Portfolio, (Class A) (a)	13,834,657	155,916,588
Pioneer Fund Portfolio, (Class A) (b)	11,492,693	158,369,316

Total Mutual Funds (Identified Cost $513,661,533)		472,787,107

Total Investments—100.0% (Identified Cost $513,661,533) (c)		472,787,107
Liabilities in excess of other assets		(66,249)

Net Assets—100.0%		$472,720,858

(a)	A Portfolio of Metropolitan Series Fund.
(b)	A Portfolio of Met Investors Series Trust.
(c)	As of June 30,2012, the aggregate cost of investments for federal income tax purposes was $513,661,533. The aggregate unrealized appreciation and depreciation of investments was $802,239 and $(41,676,665), respectively, resulting in net unrealized depreciation of $(40,874,426) for federal income tax purposes.

Transactions in Affiliated Issuers
Underlying Portfolio (Class A)	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at June 30, 2012
FI Value Leaders	1,163,405	15,838	35,903	1,143,340
Jennison Growth	12,806,512	2,363,582	1,335,437	13,834,657
Pioneer Fund	11,664,048	189,772	361,127	11,492,693

Underlying Portfolio (Class A)	Net Realized Gain (Loss) on Shares Sold	Capital Gains Distributions	Dividend Income Distributions	Value as of June 30, 2012
FI Value Leaders	$(353,375)	$0	$2,005,235	$158,501,203
Jennison Growth	6,748,899	27,521,591	390,629	155,916,588
Pioneer Fund	(634,205)	0	2,510,106	158,369,316

	$5,761,319	$27,521,591	$4,905,970	$472,787,107

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive if it were to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the methodologies or inputs used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2012:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$472,787,107	$—	$—	$472,787,107
Total Investments	$472,787,107	$—	$—	$472,787,107

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund

Zenith Equity Portfolio

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Affiliated investments at value (a)		$472,787,107
Receivable for:
Securities sold		297,955
Fund shares sold		357

Total Assets		473,085,419
Liabilities
Payable for:
Fund shares redeemed	$296,242
Accrued expenses:
Deferred trustees’ fees	42,548
Other expenses	25,771

Total Liabilities		364,561

Net Assets		$472,720,858

Net assets consists of:
Paid in surplus		$510,404,868
Undistributed net investment income		4,713,584
Accumulated net realized losses		(1,523,168)
Unrealized depreciation on investments		(40,874,426)

Net Assets		$472,720,858

Net Assets
Class A		$472,720,858
Capital Shares Outstanding (b)
Class A		1,454,137
Net Asset Value, Offering and Redemption Price Per Share
Class A		$325.09

(a)	Identified cost of affiliated investments was $513,661,533.
(b)	The Portfolio is authorized to issue an unlimited number of shares.

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends from affiliated Underlying Portfolios		$4,905,970

Expenses
Trustees’ fees and expenses	12,033
Custodian and accounting	15,325
Audit and tax services	10,663
Legal	4,566
Miscellaneous	5,679

Total expenses		48,266

Net Investment Income		4,857,704

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	5,761,319
Capital gains distributions from Underlying Portfolios	27,521,591	33,282,910

Net change in unrealized depreciation on:
Affiliated investments		(2,884,180)

Net realized and unrealized gain		30,398,730

Net Increase in Net Assets From Operations		$35,256,434

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund

Zenith Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,857,704	$4,403,270
Net realized gain	33,282,910	3,815,907
Net change in unrealized depreciation	(2,884,180)	(24,280,988)

Increase (decrease) in net assets from operations	35,256,434	(16,061,811)

From Distributions to Shareholders
Net Investment Income	(4,421,056)	(5,341,593)

Total distributions	(4,421,056)	(5,341,593)

Decrease in net assets from capital share transactions	(22,376,964)	(51,824,035)

Total increase (decrease) in net assets	8,458,414	(73,227,439)

Net Assets
Beginning of the period	464,262,444	537,489,883

End of the period	$472,720,858	$464,262,444

Undistributed Net Investment Income
End of the period	$4,713,584	$4,276,936

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Value	Shares	Value
Sales	11,742	$3,839,989	21,454	$6,720,915
Reinvestments	13,087	4,421,056	16,051	5,341,593
Redemptions	(92,922)	(30,638,009)	(201,237)	(63,886,543)

Net decrease derived from capital share transactions	(68,093)	$(22,376,964)	(163,732)	$(51,824,035)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund

Zenith Equity Portfolio

Financial Highlights (Unaudited)

Selected per share data
	Class A
	Six Months Ended June 30, 2012		Year Ended December 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$304.99		$318.80	$283.45	$279.73	$468.93	$448.85

Income (Loss) From Investment Operations
Net investment income (a)	3.27		2.75	2.95	4.55	7.34	2.91
Net realized and unrealized gain (loss) on investments	19.83		(13.27)	36.89	59.16	(183.50)	20.66

Total from investment operations	23.10		(10.52)	39.84	63.71	(176.16)	23.57

Less Distributions
Distributions from net investment income	(3.00)		(3.29)	(4.49)	(17.27)	(10.38)	(3.49)
Distributions from net realized capital gains	0.00		0.00	0.00	(42.72)	(2.66)	0.00

Total distributions	(3.00)		(3.29)	(4.49)	(59.99)	(13.04)	(3.49)

Net Asset Value, End of Period	$325.09		$304.99	$318.80	$283.45	$279.73	$468.93

Total Return (%) (c)	7.54	(b)	(3.39)	14.14	30.41	(38.52)	5.26

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.02	(e)	0.02	0.02	0.02	0.01	0.01
Ratio of net investment income to average net assets (%) (f)	1.99	(e)	0.86	1.02	1.80	1.92	0.62
Portfolio turnover rate (%)	11	(e)	2	2	5	17	11
Net assets, end of period (in millions)	$472.72		$464.26	$537.49	$529.25	$454.99	$852.98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of expenses to average net assets does not include expenses of the Underlying Portfolios.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Zenith Equity Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)

1. Organization

Metropolitan Series Fund (the “Fund”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. Prior to April 30, 2012, the Fund was organized as a Maryland corporation and named Metropolitan Series Fund, Inc. The Fund is currently comprised of thirty-three series, each of which operates as a distinct investment vehicle of the Fund. The portfolio included in this report is Zenith Equity Portfolio (the “Portfolio”), which is diversified. The Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies (collectively, the “Insurance Companies”). The Portfolio has registered and offers one class of shares; Class A shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2012 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as a net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers, an affiliate of MetLife, Inc., is the investment adviser to the Portfolio. The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Fund may also be officers of MetLife Advisers; however, such officers and trustees receive no compensation from the Fund.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Fund. MetLife receives no fees for its services to the Fund under the transfer agency agreement.

Deferred Trustees Fees - Each Trustee who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios

MSF-8

Metropolitan Series Fund

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

of the Fund or Met Investors Series Trust as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio for the six months ended June 30, 2012 were $33,026,087 and $27,452,783, respectively.

5. Market, Credit & Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and Underlying Portfolios in which it invests.

6. Income Tax Information

The tax character of distributions paid for the periods ended December 31, 2011 and 2010 was as follows:

Ordinary Income		Long Term Capital Gain		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010
$5,341,593	$8,089,578	$—	$—	$—	$—	$5,341,593	$8,089,578

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$4,319,292	$—	$(48,799,656)	$(23,996,668)	$—	$(68,477,032)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Expiring 12/31/17	Total
$6,970,087	$17,026,581	$23,996,668

7. Contractual Obligations

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

MSF-9

Metropolitan Series Fund

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2012 (Unaudited)—(Continued)

8. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a Portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

MSF-10

Metropolitan Series Fund

Shareholder Votes (Unaudited)

At a Joint Special Meeting of Shareholders held on February 24, 2012, the shareholders of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To elect Stephen M. Alderman as a member of the Board of Directors of the Fund.	1,997,336,294.419	82,851,063.107	0.000	2,080,187,357.526

To elect Robert Boulware as a member of the Board of Directors of the Fund.	1,997,253,396.628	82,933,960.898	0.000	2,080,187,357.526

To elect Daniel A. Doyle as a member of the Board of Directors of the Fund.	1,998,653,935.588	81,533,421.938	0.000	2,080,187,357.526

To elect Elizabeth M. Forget as a member of the Board of Directors of the Fund.	1,996,810,421.997	83,376,935.529	0.000	2,080,187,357.526

To elect Susan C. Gause as a member of the Board of Directors of the Fund.	1,998,185,592.699	82,001,764.827	0.000	2,080,187,357.526

To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,998,257,407.882	81,929,949.644	0.000	2,080,187,357.526

To elect Keith M. Schappert as a member of the Board of Directors of the Fund.	1,997,441,538.939	82,745,818.587	0.000	2,080,187,357.526

To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,993,536,368.993	86,650,988.533	0.000	2,080,187,357.526

To elect Dawn M. Vroegop as a member of the Board of Directors of the Fund.	1,995,408,271.384	84,779,086.142	0.000	2,080,187,357.526

At a Joint Special Meeting of Shareholders, held on February 24, 2012, the shareholders of the respective Portfolios of the Fund voted for the following proposals:

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Baillie Gifford International Portfolio (formerly Artio International Stock Portfolio), and MetLife Advisers, LLC.	30,934,642.998	919,012.351	1,848,043.247	33,701,698.596

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Barclays Capital Aggregate Bond Index Portfolio, and MetLife Advisers, LLC.	139,454,541.389	3,068,096.611	7,338,712.929	149,861,350.929

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Aggressive Growth Portfolio, and MetLife Advisers, LLC.	27,489,467.385	900,216.610	1,315,875.681	29,705,559.676

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Bond Income Portfolio, and MetLife Advisers, LLC.	9,991,114.520	370,729.688	575,795.155	10,937,639.363

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Diversified Portfolio, and MetLife Advisers, LLC.	70,010,703.325	2,688,502.355	3,976,458.450	76,675,664.130

MSF-11

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Large Cap Value Portfolio, and MetLife Advisers, LLC.	27,113,375.265	693,845.838	1,313,602.001	29,120,823.104

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Legacy Large Cap Growth Portfolio, and MetLife Advisers, LLC.	24,551,049.512	783,130.540	1,312,232.301	26,646,412.353

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the BlackRock Money Market Portfolio, and MetLife Advisers, LLC.	17,170,463.705	553,575.473	1,184,477.058	18,908,516.236

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Davis Venture Value Portfolio, and MetLife Advisers, LLC.	65,338,938.354	1,810,496.840	3,983,848.800	71,133,283.994

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the FI Value Leaders Portfolio, and MetLife Advisers, LLC.	1,674,510.434	42,813.597	88,850.341	1,806,174.372

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Jennison Growth Portfolio, and MetLife Advisers, LLC.	36,221,259.173	1,153,099.797	2,718,574.015	40,092,932.985

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Core Portfolio, and MetLife Advisers, LLC.	1,612,756.589	44,804.218	84,549.710	1,742,110.517

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Loomis Sayles Small Cap Growth Portfolio, and MetLife Advisers, LLC.	9,540,689.964	183,724.132	677,317.837	10,401,731.933

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Lord Abbett Mid Cap Value Portfolio, and MetLife Advisers, LLC.	32,129,666.576	939,642.259	1,683,432.168	34,752,741.003

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Artisan Mid Cap Value Portfolio (formerly Neuberger Berman Mid Cap Value Portfolio), and MetLife Advisers, LLC.	3,921,741.978	118,650.978	266,189.215	4,306,582.171

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Met/Dimensional International Small Company Portfolio, and MetLife Advisers, LLC.	3,975,988.096	87,973.765	174,869.565	4,238,831.426

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative Allocation Portfolio, and MetLife Advisers, LLC.	52,789,256.397	1,498,691.690	3,944,791.605	58,232,739.692

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Conservative to Moderate Allocation Portfolio, and MetLife Advisers, LLC.	126,905,384.087	5,036,770.542	9,017,643.649	140,959,798.278

MSF-12

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Mid Cap Stock Portfolio, and MetLife Advisers, LLC.	43,920,923.073	1,363,427.870	2,156,634.122	47,440,985.065

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate Allocation Portfolio, and MetLife Advisers, LLC.	391,161,026.758	14,715,533.401	27,733,257.868	433,609,818.027

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Moderate to Aggressive Allocation Portfolio, and MetLife Advisers, LLC.	234,077,483.455	9,275,525.020	15,128,144.125	258,481,152.600

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MetLife Stock Index Portfolio, and MetLife Advisers, LLC.	149,170,904.880	4,727,549.065	8,411,253.861	162,309,707.806

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Total Return Portfolio, and MetLife Advisers, LLC.	7,179,813.060	214,664.916	526,370.113	7,920,848.089

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the MFS Value Portfolio, and MetLife Advisers, LLC.	44,592,262.150	1,293,510.816	2,380,052.196	48,265,825.162

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Morgan Stanley EAFE Index Portfolio, and MetLife Advisers, LLC.	63,131,078.956	2,366,506.367	3,577,671.359	69,075,256.682

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Neuberger Berman Genesis Portfolio, and MetLife Advisers, LLC.	37,847,568.108	961,450.857	2,125,040.783	40,934,059.748

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Oppenheimer Global Equity Portfolio, and MetLife Advisers, LLC.	40,826,525.959	1,339,613.078	2,232,185.533	44,398,324.570

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Russell 2000 Index Portfolio, and MetLife Advisers, LLC.	42,841,700.913	1,850,111.997	1,955,534.659	46,647,347.569

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Large Cap Growth Portfolio, and MetLife Advisers, LLC.	23,011,540.844	724,769.892	1,169,003.211	24,905,313.947

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the T. Rowe Price Small Cap Growth Portfolio, and MetLife Advisers, LLC.	31,085,397.006	820,268.526	1,354,665.967	33,260,331.499

MSF-13

Metropolitan Series Fund

Shareholder Votes (Unaudited)—(Continued)

	For	Against	Abstain	Total
To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Van Eck Global Natural Resources Portfolio, and MetLife Advisers, LLC.	10,402,629.740	376,759.052	611,193.552	11,390,582.344

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management Strategic Bond Opportunities Portfolio, and MetLife Advisers, LLC.	34,382,169.555	610,985.829	1,925,027.919	36.918,183.303

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Western Asset Management U.S. Government Portfolio, and MetLife Advisers, LLC.	64,071,950.862	1,590,504.446	4,333,091.657	69,995,546.965

To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc., on behalf of the Zenith Equity Portfolio, and MetLife Advisers, LLC.	1,291,203.438	49,286.514	69,023.424	1,409,513.376

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for (i) the transfer of all of the assets of each Portfolio of Metropolitan Series Fund, Inc. (“Predecessor Fund”) to, and the assumption of all of the liabilities of each Portfolio of the Predecessor Fund by, a separate, corresponding newly-formed series (a “New Portfolio”) of the Metropolitan Series Fund, a newly-formed Delaware statutory trust, in exchange for shares of the corresponding New Portfolio; (ii) the distribution of such shares to the shareholders of each Portfolio in complete liquidation of each Portfolio; and (iii) the dissolution of the Predecessor Fund under Maryland law.	1,842,431,841.695	77,108,401.891	160,647,113.940	2,080,187,357.526

MSF-14

Quarterly Portfolio Schedule

The Fund files Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Fund, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MSF-15

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND
By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Name:	Elizabeth M. Forget
Title:	President
Date:	August 31, 2012

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 31, 2012

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act